UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  INVESTMENT COMPANY ACT FILE NUMBER: 811-5669
                    -----------------------------------------

                                FIFTH THIRD FUNDS
               (Exact Name of Registrant as Specified in Charter)
                -------------------------------------------------

                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
               (Address of Principal Executive Office) (Zip Code)
                -------------------------------------------------


       Registrant's Telephone Number, including area code: (800) 282-5706


                     (Name and Address of Agent for Service)

                                 E. Keith Wirtz
                                    President
                                Fifth Third Funds
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263


                                 with a copy to:
                                 Alan G. Priest
                                Ropes & Gray LLP
                                One Metro Center
                               700 12th Street NW
                                    Suite 900
                            Washington, DC 20005-3948


Date of fiscal year end: July 31

Date of reporting period:  July 31, 2007

ITEM 1.  REPORT TO STOCKHOLDERS.




 [ ]  STOCK AND BOND MUTUAL FUNDS

      ANNUAL REPORT TO SHAREHOLDERS


      ________________
      JULY 31, 2007

FIFTH THIRD FUNDS

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the polices and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-282-5706 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending April 30 and October 31 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

Fifth Third Funds are distributed by ALPS Distributors, Inc., member FINRA, d/b/a FTAM Funds Distributor, Inc. ALPS Distributors, Inc. and FTAM Funds Distributor, Inc. are affiliated firms through direct ownership, although ALPS Distributors, Inc. and FTAM Funds Distributor, Inc. are not affiliates of Fifth Third Bank. Fifth Third Asset Management, Inc. serves as Investment Adviser to Fifth Third Funds and receives a fee for its services.

FIFTH THIRD FUNDS, LIKE ALL MUTUAL FUNDS:

o   ARE NOT FDIC INSURED

o   HAVE NO BANK GUARANTEE

o   MAY LOSE VALUE

                                TABLE OF CONTENTS

Economic Outlook and Commentary Section...................................     1
Management Discussion of Fund Performance
Small Cap Growth .........................................................     4
Mid Cap Growth ...........................................................     6
Quality Growth ...........................................................     8
Structured Large Cap Plus (formerly Large Cap Core).......................    10
Equity Index .............................................................    12
Balanced .................................................................    14
Micro Cap Value ..........................................................    16
Small Cap Value ..........................................................    18
Multi Cap Value ..........................................................    20
Disciplined Large Cap Value ..............................................    22
Fifth Third LifeModel Aggressive(SM).......................................   24
Fifth Third LifeModel Moderately Aggressive (SM)............................  26
Fifth Third LifeModel Moderate (SM).........................................  28
Fifth Third LifeModel Moderately Conservative (SM)..........................  30
Fifth Third LifeModel Conservative (SM).....................................  32
Strategic Income..........................................................    34
Dividend Growth...........................................................    36
Technology ...............................................................    38
International Equity......................................................    40
High Yield Bond...........................................................    42
Bond......................................................................    44
Intermediate Bond.........................................................    46
Short Term Bond...........................................................    48
U.S. Government Bond......................................................    50
Municipal Bond............................................................    52
Intermediate Municipal Bond...............................................    54
Ohio Municipal Bond.......................................................    56
Michigan Municipal Bond ..................................................    58

Schedules of Portfolio Investments........................................    61

Notes to Schedules of Portfolio Investments...............................   122

Statements of Assets and Liabilities......................................   134

Statements of Operations..................................................   139

Statements of Changes in Net Assets.......................................   144

Financial Highlights......................................................   162

Notes to Financial Highlights.............................................   202

Notes to Financial Statements.............................................   203

Report of Independent Registered Public Accounting Firm...................   217

Supplemental Information..................................................   218

OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

Broadly diversified equity investors enjoyed strong returns over the second half of 2006 and the first two quarters of 2007. Fifth Third Funds shareholders also generally benefited from positive returns during this period.

For the 12-month period ending July 31, 2007, the major stock market averages posted the following gains:

o   The S&P 500 Index of large cap stocks returned 16.13%.

o   The S&P 400 Index of mid cap stocks returned 16.73%.

o   The S&P 600 Index of small cap stocks returned 14.11%.

o   The MSCI EAFE(R) Index of international stocks returned 23.91%.

The outperformance by international equities reflected continued strength in overseas economies and a slowing of the economic growth rate in the U.S. Reversing a five-year trend, large capitalization stocks outgained mid and small cap stocks as investors strayed from more volatile investments amid a 2007 reassessment of risk tolerances. Another lengthy pattern changed course as growth stock returns topped value stock gains for the first time since the 2002 recovery period.

Given the shifting tides of the world's equity markets, we continue to emphasize that a well-diversified approach to investing remains the preferred strategy for individual investors.

A number of factors influenced the financial markets during the period, which saw the S&P 500 Index achieve a record high, but also endure some sharp downturns. Most significant were:

1. Complications in the subprime mortgage industry, where poor underwriting practices from 2005 and 2006 resulted in a growing number of home loan defaults. Conditions not only pressured the real estate market, where supply expanded and demand fell, but had a marked effect on the bond market, where many of the bad loans had been packaged into mortgage backed securities (MBS) and sold around the world.

2. A robust merger and acquisition (M&A) market, which contributed to climbing values in takeover targets and peers through the first 10 months of the period. By the end of the period, uncertainties in the bond market dampened much of the enthusiasm, especially among private equity firms that rely on debt to make large purchases.

3. Continued strength in corporate fundamentals, which at times was overshadowed by the M&A buzz. With healthy, albeit moderating, earnings growth, strong global economies to support exports and very solid balance sheets and cash flow, many companies engaged in positive capital activity such as increased dividends and share buybacks.

4. The Federal Reserve's vigilant watch over inflationary pressures, which prompted the central bank to keep its key lending rate at 5.25% for the entire period.

5. Brighter prospects for business spending offsetting a tempered outlook for consumer spending. Emboldened by solid cash positions, businesses forecast healthy spending budgets, especially in capital goods and information technology. As for consumers, although the core inflation rate remained modest, gains in gasoline and food prices weighed, especially in light of the weakening housing market.

Fixed income and cash investments provided modest gains during the 12-month period, the result of strong returns through the first 10 months and challenging conditions through the closing months. The U.S. Treasury yield curve spent much of the period inverted, which occurs when short term interest rates are higher than yields on long term bonds. Some economists say an inverted yield curve indicates a recession is forthcoming, but we believe the gradual slope of the inversion during the period failed to point conclusively to such a prediction.

While the volatility of the final two months of the period resulted in some unsettling moments, it served as a reminder that financial markets do not move upwards in a straight line. Risk should always be a component within any investment decision, and the market should provide a premium for riskier assets. Small cap stocks, high yield bonds and low quality mortgage backed securities led the fall through June and July as many reasoned that the risk premium had narrowed too far.

That said, the family of Fifth Third Funds adheres to a high quality philosophy that emphasizes stability and financial soundness in its investments. And while high quality positions are just as prone to broad market declines as low quality assets, solid fundamentals should soften the drop and better support the eventual recovery.

Looking ahead, our expectations on the macro front include:

o   Solid growth of about 2% to 3% for the domestic economy.

o Continued containment of inflationary pressures, leading to minimal advances in long term interest rates.

o Steady corporate earnings growth and an emphasis, especially among larger companies, to bolster shareholder returns through increased dividend payouts and share buybacks.

o   Energy prices that tend to follow traditional seasonal patterns.

o Following near term challenges in the capital and liquidity markets, a return to reasonable terms and rates for higher quality borrowers.

o   A drop in the Federal Reserve's interest rates by year-end.

Through the markets twists and turns over the past 12 months, the family of Fifth Third Funds generated competitive returns for you, our shareholder. Due largely to the discipline of our managers, the family of Fifth Third Funds weathered the market turbulence well and stands well-positioned to participate in what we expect to be a recovery in the coming quarters. Of course, risks remain, but ultimately, we believe that investors should be rewarded for a patient and well-diversified approach to investing.

Thank you for your confidence in Fifth Third Funds.


/s/ Keith Wirtz, CFA

E. Keith Wirtz, CFA
Chief Investment Officer

--------------------------------------------------------------------------------
1 TERMS AND DEFINITIONS
--------------------------------------------------------------------------------

THE STANDARD & POOR'S 500 STOCK INDEX ("S&P 500 INDEX") IS AN INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE, AND IS A MEASURE OF THE U.S. STOCK MARKET AS A WHOLE.

THE STANDARD AND POOR'S MIDCAP 400 INDEX ("S&P 400 INDEX") IS AN INDEX OF 400 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $1.5 BILLION TO $5.5 BILLION.

THE STANDARD AND POOR'S SMALLCAP 600 INDEX ("S&P 600 INDEX") IS AN INDEX OF 600 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $300 MILLION TO $2 BILLION.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND FAR EAST
(EAFE)(R) INDEX IS GENERALLY REPRESENTATIVE OF A SAMPLE OF COMPANIES OF THE MARKET STRUCTURE OF 20 EUROPEAN AND PACIFIC BASIN COUNTRIES.

THE ABOVE INDICES DO NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.

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                                        3

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Small Cap Growth Fund (Institutional Shares) advanced 20.45% on a net of fee basis, outperforming its benchmark, the Russell 2000(R) Growth Index, which returned 16.84%.

Early in the period, signs of continued economic strength and the Federal Reserve's decision to stop its rate hike campaign inspired investors to revive the market, which had slumped during the summer of 2006. The rise extended for most of the period, aside from a China-related selloff in the first quarter of 2007 and a dip due to subprime mortgage concerns in the period's closing weeks.

Accelerated economic growth around the globe overshadowed a modest slowing in the U.S. economy, and economically sensitive sectors such as industrials and materials ranked among the market leaders during the period.

Keying the Fund's outperformance was an overweight position, relative to the benchmark, in the industrials sector. Solid stock selection enhanced returns, especially from within the marine transport group.

With the Fed holding the line on interest rates and subprime mortgages wreaking havoc on the housing finance industry, the financials sector significantly lagged the market. Along with an underweight stake in the struggling sector, minimal exposure to real estate investment trusts helped produce a strong relative return for the Fund. Elsewhere, an underweight stake in the oil and gas exploration and production industry helped produce a strong relative return.

Weighing on gains was an overweight position in healthcare service providers, which underperformed along with other groups that tend to offer more stable growth. An overweight stake in specialty retailers, which contended with an uncertain consumer buying outlook, further diminished returns.

Given the challenges facing U.S. consumers, including higher gasoline prices and a sagging real estate market, the Fund focused its consumer discretionary allocation during the period on names with business-driven operations. It also added to industrials and information technology holdings, while taking some profits in the healthcare, energy and materials spaces.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

SMALL CAPITALIZATION FUNDS TYPICALLY CARRY ADDITIONAL RISK SINCE SMALLER COMPANIES GENERALLY HAVE A HIGHER RISK OF FAILURE. HISTORICALLY, SMALLER COMPANIES' STOCKS HAVE EXPERIENCED A GREATER DEGREE OF MARKET VOLATILITY THAN LARGE COMPANY STOCKS ON AVERAGE.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                                         ENDING
                                            1 YEAR    5 YEAR   10 YEAR   VALUE 2
                                            -------   ------   -------   -------
Institutional                                20.45%   13.23%     5.73%   $17,464
--------------------------------------------------------------------------------
Class A Shares                               14.09%   11.80%     4.92%   $16,172
--------------------------------------------------------------------------------
Class B Shares                               14.69%   11.87%     4.67%   $15,780
--------------------------------------------------------------------------------
Class C Shares                               19.18%   12.10%     4.67%   $15,781
--------------------------------------------------------------------------------
Advisor Shares                               15.95%   11.92%     4.85%   $16,053
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index 1               16.84%   15.68%     4.20%   $15,089
--------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Average 1      18.69%   14.51%     7.62%   $22,810
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.06% (INSTITUTIONAL SHARES), 1.30% (CLASS A), 1.56% (ADVISOR SHARES) AND 2.06% (CLASS B) AND 2.05% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE QUOTED PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS OR REDEMPTION OF SHARES. FOR THE PERIOD PRIOR TO OCTOBER 29, 2001, THE QUOTED PERFORMANCE OF THE SMALL CAP GROWTH FUND INSTITUTIONAL SHARES REFLECTS THE PERFORMANCE OF THE KENT SMALL COMPANY GROWTH FUND INSTITUTIONAL SHARES WITH AN INCEPTION DATE OF NOVEMBER 2, 1992. PRIOR TO OCTOBER 29, 2001, THE QUOTED PERFORMANCE FOR CLASS A SHARES REFLECTS THE PERFORMANCE OF THE KENT SMALL COMPANY GROWTH INVESTMENT SHARES, WITH AN INCEPTION DATE OF DECEMBER 4, 1992, ADJUSTED FOR MAXIMUM SALES CHARGE. THE INCEPTION DATE FOR CLASS B, CLASS C AND ADVISOR SHARES IS OCTOBER 29, 2001.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

Fifth Third Institutional Money Market Fund ..........................     3.64%
Ultrapetrol Bahamas, Ltd. ............................................     2.11%
Bucyrus International, Inc., Class A .................................     2.00%
LKQ Corp. ............................................................     1.97%
Varian Semiconductor Equipment Associates, Inc. ......................     1.90%
HUB Group, Inc., Class A .............................................     1.86%
Huron Consulting Group, Inc. .........................................     1.84%
NuVasive, Inc. .......................................................     1.83%
Aegean Marine Petroleum, Inc. ........................................     1.83%
Vasco Data Security International, Inc. ..............................     1.73%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

            Fifth Third Small
                Cap Growth         Russell 2000(R)     Lipper Small-Cap
          (Institutional Shares)    Growth Index     Growth Funds Average
          ----------------------   ---------------   --------------------
7/31/97          $ 10,000             $ 10,000             $ 10,000
                 $ 10,955             $ 11,122             $ 11,059
  12/97          $ 10,505             $ 10,210             $ 10,411
                 $ 11,488             $ 11,424             $ 11,728
                 $ 10,958             $ 10,768             $ 11,402
                 $  8,634             $  8,360             $  8,978
  12/98          $  9,859             $ 10,336             $ 11,206
                 $  9,051             $ 10,162             $ 11,041
                 $ 10,841             $ 11,661             $ 12,758
                 $ 10,503             $ 11,088             $ 12,951
  12/99          $ 12,617             $ 14,790             $ 18,280
                 $ 13,650             $ 16,163             $ 21,300
                 $ 13,474             $ 14,971             $ 20,187
                 $ 13,716             $ 14,377             $ 20,351
  12/00          $ 12,569             $ 11,473             $ 17,293
                 $ 10,719             $  9,728             $ 14,134
                 $ 12,284             $ 11,477             $ 16,694
                 $  9,989             $  8,254             $ 12,627
  12/01          $ 12,053             $ 10,414             $ 15,662
                 $ 12,313             $ 10,210             $ 15,372
                 $ 10,895             $  8,607             $ 13,262
                 $  8,807             $  6,755             $ 10,672
  12/02          $  9,040             $  7,263             $ 11,202
                 $  8,745             $  6,981             $ 10,793
                 $ 10,204             $  8,667             $ 13,218
                 $ 11,224             $  9,574             $ 14,470
  12/03          $ 12,696             $ 10,788             $ 16,335
                 $ 12,946             $ 11,390             $ 16,991
                 $ 12,862             $ 11,401             $ 16,945
                 $ 12,047             $ 10,715             $ 15,927
  12/04          $ 13,464             $ 12,331             $ 18,199
                 $ 12,984             $ 11,490             $ 17,262
                 $ 13,319             $ 11,889             $ 17,950
                 $ 13,890             $ 12,641             $ 18,986
  12/05          $ 14,088             $ 12,844             $ 19,385
                 $ 16,474             $ 14,688             $ 21,876
                 $ 15,250             $ 13,623             $ 20,323
                 $ 14,859             $ 13,384             $ 19,797
  12/06          $ 15,786             $ 14,558             $ 21,408
                 $ 16,749             $ 14,918             $ 22,091
                 $ 18,310             $ 15,916             $ 23,750
7/31/07          $ 17,464             $ 15,089             $ 22,810

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Russell 2000(R) Growth Index and the Lipper Small-Cap Growth Funds Average. The Russell 2000(R) Growth Index tracks the performance of common stocks that measure the performance of the securities found in the Russell 2000(R) universe with higher forecasted growth values. The Lipper Small-Cap Growth Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Russell 2000(R) Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Small-Cap Growth Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
MID CAP GROWTH FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Mid Cap Growth Fund (Institutional Shares) advanced 17.32% on a net of fee basis, trailing its benchmark, the Russell Midcap(R) Growth Index, which gained 21.40%.

Economically sensitive sectors such as materials and industrials topped the benchmark during the period as economies thrived around the globe. On the domestic front, where the economy slowed somewhat, investors generally cheered the Federal Reserve, which held rates steady for the entire period. The positive conditions, which also featured robust merger and acquisition activity, fueled a broad rise in the mid cap market, which absorbed brief setbacks related to a selloff in China's stock market in the first quarter of 2007 and a dip due to subprime mortgage concerns in the period's closing weeks.

The Fund struggled to overcome its first-half of the period underperformance, hindered by underperforming groups in the consumer discretionary sector. Specifically, stock selection in the specialty retailer, hotel and restaurant industries weighed on returns. Further diminishing gains were lagging stocks in the software and computer peripherals groups within the information technology sector.

Positive contributors to performance included the aerospace and defense industry, where the Fund held an overweight stake, relative to the benchmark, in a strong collection of names. Elsewhere, a Latin American wireless player boosted the Fund's telecommunication services exposure and titanium, specialty steel and cement concerns lifted the materials sector stake.

Within the energy sector, an underweight stake in the lagging oil and gas exploration and production industry added to returns, as did strong stock selection in the rallying oilfield equipment and services group.

By the end of the period, the Fund had modestly shifted parts of its sector allocation from the healthcare and industrials sectors into the information technology and consumer discretionary spaces. In general, wariness over the overall health of U.S. consumers prompted an emphasis on companies that have greater exposure to global growth.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

MID CAPITALIZATION FUNDS TYPICALLY CARRY ADDITIONAL RISK SINCE MID-SIZE COMPANIES GENERALLY HAVE A HIGHER RISK OF FAILURE. HISTORICALLY, MID-SIZE COMPANIES' STOCKS HAVE EXPERIENCED A GREATER DEGREE OF MARKET VOLATILITY THAN LARGE COMPANY STOCKS ON AVERAGE.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                                         ENDING
                                            1 YEAR    5 YEAR   10 YEAR   VALUE 2
                                            -------   ------   -------   -------
Institutional                                17.32%   13.94%     6.05%   $17,995
--------------------------------------------------------------------------------
Class A Shares                               11.09%   12.48%     5.24%   $16,669
--------------------------------------------------------------------------------
Class B Shares                               11.52%   12.55%     4.93%   $16,187
--------------------------------------------------------------------------------
Class C Shares                               16.07%   12.77%     5.04%   $16,354
--------------------------------------------------------------------------------
Advisor Shares                               12.84%   12.61%     5.18%   $16,571
--------------------------------------------------------------------------------
Russell Midcap(R) Growth Index 1             21.40%   17.30%     7.58%   $20,468
--------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average 1        21.94%   14.38%     7.25%   $22,518
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.09% (INSTITUTIONAL SHARES), 1.35% (CLASS A), 1.59% (ADVISOR SHARES) AND 2.09 (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. THE INCEPTION DATES FOR THE INSTITUTIONAL, CLASS B, CLASS C AND ADVISOR SHARES OF THE MID CAP GROWTH FUND ARE AUGUST 11, 1998, OCTOBER 11, 2000, APRIL 24, 1996 AND OCTOBER 29, 2001, RESPECTIVELY. PRIOR TO SUCH DATES, QUOTED PERFORMANCE REFLECTS THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B, CLASS C AND ADVISOR SHARES.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

Precision Castparts Corp. ............................................     2.95%
NII Holdings, Inc. ...................................................     2.72%
Guess ?, Inc. ........................................................     2.38%
National Oilwell Varco, Inc. .........................................     2.09%
T Rowe Price Group, Inc. .............................................     2.00%
DaVita, Inc. .........................................................     1.91%
Express Scripts, Inc. ................................................     1.90%
Psychiatric Solutions, Inc. ..........................................     1.89%
Martin Marietta Materials, Inc. ......................................     1.86%
GlobalSantaFe Corp. ..................................................     1.82%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
MID CAP GROWTH FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

              Mid Cap Growth       Russell MidCap(R)      Lipper Mid-Cap
          (Institutional Shares)     Growth Index      Growth Funds Average
          ----------------------   -----------------   --------------------
7/31/97          $ 10,000              $ 10,000              $ 10,000
                 $ 10,665              $ 10,404              $ 10,649
  12/97          $ 10,804              $ 10,118              $ 10,214
                 $ 11,685              $ 11,325              $ 11,545
                 $ 10,849              $ 11,318              $ 11,550
                 $  9,400              $  9,429              $  9,410
  12/98          $ 11,180              $ 11,925              $ 11,811
                 $ 10,671              $ 12,332              $ 12,174
                 $ 11,861              $ 13,617              $ 13,624
                 $ 10,628              $ 12,936              $ 13,418
  12/99          $ 13,087              $ 18,042              $ 18,918
                 $ 14,815              $ 21,853              $ 22,038
                 $ 14,283              $ 20,234              $ 20,916
                 $ 15,463              $ 20,745              $ 22,170
  12/00          $ 13,994              $ 15,922              $ 18,589
                 $ 11,626              $ 11,928              $ 14,695
                 $ 13,799              $ 13,858              $ 16,563
                 $ 10,668              $ 10,006              $ 12,639
  12/01          $ 13,115              $ 12,714              $ 15,110
                 $ 12,813              $ 12,489              $ 14,878
                 $ 10,451              $ 10,209              $ 12,783
                 $  8,566              $  8,455              $ 10,633
  12/02          $  9,124              $  9,229              $ 11,104
                 $  8,886              $  9,228              $ 10,907
                 $ 10,580              $ 10,959              $ 12,807
                 $ 11,138              $ 11,743              $ 13,507
  12/03          $ 12,547              $ 13,171              $ 15,006
                 $ 12,895              $ 13,808              $ 15,635
                 $ 12,822              $ 13,954              $ 15,775
                 $ 12,071              $ 13,349              $ 15,029
  12/04          $ 13,591              $ 15,210              $ 16,993
                 $ 13,124              $ 14,956              $ 16,550
                 $ 13,993              $ 15,469              $ 17,090
                 $ 14,762              $ 16,483              $ 18,173
  12/05          $ 15,126              $ 17,051              $ 18,738
                 $ 16,961              $ 18,348              $ 20,486
                 $ 16,007              $ 17,487              $ 19,329
                 $ 15,877              $ 17,642              $ 19,090
  12/06          $ 16,643              $ 18,867              $ 20,372
                 $ 17,629              $ 19,614              $ 21,247
7/31/07          $ 18,844              $ 20,937              $ 22,976
                 $ 17,995              $ 20,468              $ 22,518

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Russell Midcap(R) Growth Index and the Lipper Mid-Cap Growth Funds Average. The Russell Midcap(R) Growth Index measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Lipper Mid-Cap Growth Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Russell Midcap(R) Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Mid-Cap Growth Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
QUALITY GROWTH FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Quality Growth Fund (Institutional Shares) gained 20.51% on a net of fee basis, topping its benchmark, the Russell 1000(R) Growth Index, which advanced 19.47%.

The global economy continued its advance during the period, led by China, India and other emerging market countries. Meanwhile, a slowing U.S. economy caused some uneasiness, especially as core inflation readings remained stubbornly above the Federal Reserve's comfort zone. Overall, the dominant theme in the first seven months of 2007 was that strong international growth more than offset soft U.S. trends.

During the period, growth stocks outpaced value names, and profit indicators suggest this trend will accelerate. The implication for style leadership is significant, as the growth indices are made up of sectors that rely on the health of the global economy, while value counterparts depend primarily on domestic activity. Importantly, a growing percentage of U.S. corporate profits are coming from abroad, a trend that is likely to persist, given the economic landscape.

Not surprisingly, two highly cyclical sectors - information technology (IT) and consumer discretionary - contributed most favorably to the Fund's performance during the period. Along with strong stock selection in the IT space, the Fund benefited from a boost in exposure to tech holdings. Within the discretionary space, higher end retailers and hotel names added to gains.

On the downside, the Fund's healthcare and consumer staples holdings dragged on returns as investors generally shunned more defensive positions.

By the period's end, the Fund's weighted average market capitalization had grown to approximately $70 billion - in line with its benchmark - in order to capitalize on robust international activity, which is benefiting large, multinational companies. In anticipation of weakening U.S. consumer fundamentals, consumer discretionary exposure was trimmed. Additionally, an overweight stake, relative to the benchmark, in the industrials sector was maintained, as global growth prospects for the manufacturing industry remain attractive.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                                         ENDING
                                            1 YEAR    5 YEAR   10 YEAR   VALUE 2
                                            -------   ------   -------   -------
Institutional                                20.51%    7.96%     3.74%   $14,435
--------------------------------------------------------------------------------
Class A Shares                               14.16%    6.59%     2.98%   $13,414
--------------------------------------------------------------------------------
Class B Shares                               14.29%    6.59%     2.66%   $13,002
--------------------------------------------------------------------------------
Class C Shares                               19.30%    6.89%     2.80%   $13,178
--------------------------------------------------------------------------------
Advisor Shares                               15.96%    6.71%     2.91%   $13,322
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index 1               19.47%   10.18%     3.35%   $13,900
--------------------------------------------------------------------------------
S&P 500 Index 1                              16.13%   11.81%     5.98%   $17,868
--------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average 1        15.61%   10.45%     5.04%   $16,403
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.10% (INSTITUTIONAL SHARES), 1.35% (CLASS A), 1.60% (ADVISOR SHARES) AND 2.10 (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. THE INCEPTION DATES FOR THE INSTITUTIONAL, CLASS B, CLASS C AND ADVISOR SHARES OF THE QUALITY GROWTH FUND ARE AUGUST 11, 1998, OCTOBER 11, 2000, APRIL 25,1996 AND OCTOBER 29, 2001, RESPECTIVELY. PRIOR TO SUCH DATES, QUOTED PERFORMANCE REFLECTS THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B, CLASS C AND ADVISOR SHARES.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

Microsoft Corp. ......................................................     3.60%
International Business Machines Corp. ................................     2.32%
Intel Corp. ..........................................................     2.29%
Baxter International, Inc. ...........................................     2.24%
Cisco Systems, Inc. ..................................................     2.13%
Schlumberger, Ltd. ...................................................     2.06%
PepsiCo, Inc. ........................................................     1.98%
McDonald's Corp. .....................................................     1.93%
Praxair, Inc. ........................................................     1.90%
Franklin Resources, Inc. .............................................     1.90%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
QUALITY GROWTH FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

           Fifth Third
          Quality Growth
          (Institutional   Russell 1000(R)                    Lipper Large-Cap
             Shares)        Growth Index     S&P 500 Index   Core Funds Average
          --------------   ---------------   -------------   ------------------
7/31/97      $ 10,000         $ 10,000         $ 10,000           $ 10,000
             $  9,948         $  9,878         $  9,957           $ 10,069
  12/97      $ 10,205         $ 10,028         $ 10,243           $ 10,196
             $ 11,418         $ 11,547         $ 11,671           $ 11,463
             $ 11,418         $ 12,072         $ 12,057           $ 11,694
             $ 10,359         $ 10,975         $ 10,858           $ 10,378
  12/98      $ 13,282         $ 13,910         $ 13,170           $ 12,506
             $ 13,740         $ 14,794         $ 13,826           $ 12,930
             $ 14,588         $ 15,363         $ 14,800           $ 13,878
             $ 14,161         $ 14,800         $ 13,877           $ 12,952
  12/99      $ 16,451         $ 18,522         $ 15,943           $ 14,776
             $ 17,640         $ 19,842         $ 16,305           $ 15,235
             $ 17,328         $ 19,306         $ 15,871           $ 14,886
             $ 17,010         $ 18,268         $ 15,718           $ 14,993
  12/00      $ 15,823         $ 14,368         $ 14,488           $ 14,144
             $ 13,156         $ 11,365         $ 12,770           $ 12,489
             $ 13,902         $ 12,322         $ 13,518           $ 13,145
             $ 11,443         $  9,930         $ 11,534           $ 11,187
  12/01      $ 13,647         $ 11,434         $ 12,766           $ 12,361
             $ 13,288         $ 11,138         $ 12,802           $ 12,400
             $ 10,666         $  9,058         $ 11,087           $ 10,821
             $  8,692         $  7,695         $  9,171           $  8,983
  12/02      $  9,210         $  8,246         $  9,945           $  9,632
             $  8,898         $  8,158         $  9,632           $  9,276
             $ 10,308         $  9,325         $ 11,114           $ 10,634
             $ 10,842         $  9,690         $ 11,409           $ 10,880
  12/03      $ 12,100         $ 10,699         $ 12,798           $ 12,159
             $ 12,138         $ 10,783         $ 13,014           $ 12,321
             $ 11,978         $ 10,992         $ 13,238           $ 12,453
             $ 11,040         $ 10,417         $ 12,991           $ 12,154
  12/04      $ 11,993         $ 11,373         $ 14,190           $ 13,247
             $ 11,397         $ 10,908         $ 13,885           $ 12,984
             $ 11,833         $ 11,177         $ 14,075           $ 13,133
             $ 12,353         $ 11,625         $ 14,582           $ 13,608
  12/05      $ 12,743         $ 11,971         $ 14,889           $ 13,902
             $ 13,224         $ 12,342         $ 15,515           $ 14,466
             $ 12,483         $ 11,860         $ 15,292           $ 14,161
             $ 12,750         $ 12,327         $ 16,158           $ 14,881
  12/06      $ 13,373         $ 13,057         $ 17,240           $ 15,831
             $ 13,539         $ 13,213         $ 17,350           $ 15,901
             $ 14,607         $ 14,118         $ 18,440           $ 16,921
7/31/07      $ 14,435         $ 13,900         $ 17,868           $ 16,403

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Russell 1000(R) Growth Index, the S&P 500 Index and the Lipper Large-Cap Core Funds Average. The Russell 1000(R) Growth Index measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Lipper Large-Cap Core Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Russell 1000(R) Growth Index and the S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Large-Cap Core Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND
(FORMERLY LARGE CAP CORE)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Structured Large Cap Plus Fund (Institutional Shares) gained 12.94% on a net of fee basis, trailing its benchmark, the S&P 500 Index, which advanced 16.13%.

On July 2, 2007, the Fund's strategy changed, along with its name. "Plus" in the Fund's name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund's Advisor expects to underperform and enables the Fund to establish additional long positions while keeping the Fund's net exposure to the market at a level similar to a traditional "long-only" strategy.

In managing the Fund, the Advisor adheres to a disciplined, quantitative process for stock selection and portfolio construction. The Advisor first screens out those companies facing financial distress and then uses a proprietary multi-factor model to rank stocks, both across the Fund's remaining investment universe and on a sector-specific basis. The Advisor ranks each stock on the basis of, among other things, valuation factors, earnings quality, financial discipline, and investor sentiment.

During the period, the Fund's underperformance stemmed in part from a shift in the broader market's preferences from value to growth stocks, reversing a six-year trend. During such transitions, valuation factors tend to prove ineffective, requiring strong performances from at least two of the other three characteristics. That failed to materialize, especially during the volatile final three months of the period.

From a sector perspective, underweight exposure, relative to the benchmark, in the healthcare and telecommunication services sectors diminished gains. Conversely, an overweight stake in the energy sector and underweight position in the financials sector aided returns.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                                         ENDING
                                            1 YEAR    5 YEAR   10 YEAR   VALUE 2
                                            -------   ------   -------   -------
Institutional                                12.94%   10.60%     4.67%   $15,792
--------------------------------------------------------------------------------
Class A Shares                                7.05%    9.20%     3.89%   $14,640
--------------------------------------------------------------------------------
Class B Shares                                6.86%    9.26%     3.62%   $14,271
--------------------------------------------------------------------------------
Class C Shares                               11.93%    9.51%     3.63%   $14,284
--------------------------------------------------------------------------------
Advisor Shares                                8.74%    9.31%     3.81%   $14,532
--------------------------------------------------------------------------------
Russell 1000(R) Index 1                      16.45%   12.35%     6.37%   $18,547
--------------------------------------------------------------------------------
S&P 500 Index 1                              16.13%   11.81%     5.98%   $17,868
--------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average 1        15.61%   10.45%     5.04%   $16,403
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.02% (INSTITUTIONAL SHARES), 1.27% (CLASS A), 1.53% (ADVISOR SHARES) AND 2.03 (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. FOR THE PERIOD PRIOR TO OCTOBER 29, 2001, THE QUOTED PERFORMANCE OF THE STRUCTURED LARGE CAP PLUS FUND INSTITUTIONAL SHARES REFLECTS THE PERFORMANCE OF THE KENT GROWTH AND INCOME FUND INSTITUTIONAL SHARES WITH AN INCEPTION DATE OF NOVEMBER 2, 1992. PRIOR TO OCTOBER 29, 2001, THE QUOTED PERFORMANCE FOR THE CLASS A SHARES REFLECTS PERFORMANCE OF THE KENT GROWTH AND INCOME FUND INVESTMENT SHARES, WITH AN INCEPTION DATE OF DECEMBER 1, 1992, ADJUSTED FOR MAXIMUM SALES CHARGE. THE INCEPTION DATE OF CLASS B, CLASS C AND ADVISOR SHARES IS OCTOBER 29, 2001, OCTOBER 29, 2001 AND AUGUST 1, 2005, RESPECTIVELY. THE QUOTED PERFORMANCE OF CLASS B, CLASS C AND ADVISOR SHARES REFLECTS THE PERFORMANCE OF THE INSTITUTIONAL SHARES AND IS ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B, CLASS C AND ADVISOR SHARES.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

Exxon Mobil Corp. ....................................................     2.94%
Microsoft Corp. ......................................................     2.70%
International Business Machines Corp. ................................     2.56%
Pfizer, Inc. .........................................................     2.19%
Fifth Third Institutional Money Market Fund ..........................     2.02%
Applied Materials, Inc. ..............................................     1.98%
Halliburton Co. ......................................................     1.87%
eBay, Inc. ...........................................................     1.82%
JPMorgan Chase & Co. .................................................     1.81%
Texas Instruments, Inc. ..............................................     1.80%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

            Structured
              Large
             Cap Plus
          (Institutional   Russell 1000(R)                    Lipper Large-Cap
             Shares)            Index        S&P 500 Index   Core Funds Average
          --------------   ---------------   -------------   -------------------
7/31/97      $ 10,000         $ 10,000         $ 10,000           $ 10,000
             $ 10,214         $ 10,051         $  9,957           $ 10,069
  12/97      $ 10,145         $ 10,353         $ 10,243           $ 10,196
             $ 11,462         $ 11,737         $ 11,671           $ 11,463
             $ 11,831         $ 12,031         $ 12,057           $ 11,694
             $ 10,721         $ 10,790         $ 10,858           $ 10,378
  12/98      $ 12,993         $ 13,151         $ 13,170           $ 12,506
             $ 13,567         $ 13,693         $ 13,826           $ 12,930
             $ 14,471         $ 14,668         $ 14,800           $ 13,878
             $ 13,562         $ 13,700         $ 13,877           $ 12,952
  12/99      $ 15,434         $ 15,901         $ 15,943           $ 14,776
             $ 15,594         $ 16,595         $ 16,305           $ 15,235
             $ 15,129         $ 16,025         $ 15,871           $ 14,886
             $ 14,840         $ 16,140         $ 15,718           $ 14,993
  12/00      $ 13,697         $ 14,662         $ 14,488           $ 14,144
             $ 12,067         $ 12,820         $ 12,770           $ 12,489
             $ 12,692         $ 13,629         $ 13,518           $ 13,145
             $ 10,892         $ 11,553         $ 11,534           $ 11,187
  12/01      $ 11,942         $ 12,837         $ 12,766           $ 12,361
             $ 11,962         $ 12,932         $ 12,802           $ 12,400
             $ 10,357         $ 11,191         $ 11,087           $ 10,821
             $  8,477         $  9,299         $  9,171           $  8,983
  12/02      $  9,103         $ 10,057         $  9,945           $  9,632
             $  8,785         $  9,762         $  9,632           $  9,276
             $ 10,010         $ 11,298         $ 11,114           $ 10,634
             $ 10,230         $ 11,636         $ 11,409           $ 10,880
  12/03      $ 11,480         $ 13,063         $ 12,798           $ 12,159
             $ 11,762         $ 13,312         $ 13,014           $ 12,321
             $ 11,873         $ 13,499         $ 13,238           $ 12,453
             $ 11,604         $ 13,254         $ 12,991           $ 12,154
  12/04      $ 12,701         $ 14,553         $ 14,190           $ 13,247
             $ 12,659         $ 14,276         $ 13,885           $ 12,984
             $ 12,797         $ 14,569         $ 14,075           $ 13,133
             $ 13,133         $ 15,144         $ 14,582           $ 13,608
  12/05      $ 13,423         $ 15,465         $ 14,889           $ 13,902
             $ 14,099         $ 16,160         $ 15,515           $ 14,466
             $ 13,844         $ 15,892         $ 15,292           $ 14,161
             $ 14,675         $ 16,695         $ 16,158           $ 14,881
  12/06      $ 15,662         $ 17,856         $ 17,240           $ 15,831
             $ 15,829         $ 18,073         $ 17,350           $ 15,901
             $ 16,621         $ 19,138         $ 18,440           $ 16,921
7/31/07      $ 15,792         $ 18,547         $ 17,868           $ 16,403

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Russell 1000(R) Index, the S&P 500 Index and the Lipper Large-Cap Core Funds Average. The Russell 1000(R) Index measures the performance of 1,000 largest securities found in the Russell universe. The S&P 500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Lipper Large-Cap Core Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Russell 1000(R) Index and the S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Large-Cap Core Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
EQUITY INDEX FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Equity Index Fund (Institutional Shares) returned 15.92% on a net of fee basis, compared to its benchmark, the S&P 500 Index, which advanced 16.13%.

As the Fund seeks to duplicate the returns of the S&P 500 Index, slight underperformance is expected, due primarily to Fund management fees. Opportunities to make up a modest measure of performance can arise when the Index changes its membership. During the period, 35 Index changes were implemented, including 24 related to merger and acquisition activity.

Global economic growth fueled equity markets worldwide, especially as the gross domestic product growth rate in the U.S. slowed sharply in the first quarter. Issues in the subprime mortgage industry, a softening housing market and consumer spending uncertainties added to the increasingly guarded outlook for the U.S. Aided by a growing aversion to risk, large cap companies, which are generally more exposed to the world economy, reversed a lengthy streak by outperforming small cap equities.

The steady drumbeat of positive economic news from around the globe bolstered the materials sector, which led the benchmark during the period. Encompassing industries such as metals and agriculture, the materials sector is highly sensitive to economic trends such as those evident during the period.

Counter to the global theme, concerns over the health of the U.S. consumer dimmed prospects for companies with high exposure to consumer purchasing habits. In turn, the information technology and telecommunication services sectors, which have strong business-driven sales components, outperformed the benchmark.

The lead detractor during the period was the financials sector, where the subprime mortgage mess weighed significantly on company outlooks. The traditionally defensive healthcare and consumer staples sectors also lagged in the growth-oriented market.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

THE FUND INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN COMMON STOCK OF COMPANIES THAT MAKE UP THE S&P 500 INDEX. THE ADVISOR ATTEMPTS TO TRACK THE PERFORMANCE OF THE S&P 500 INDEX TO ACHIEVE A CORRELATION OF 95% BETWEEN THE PERFORMANCE OF THE FUND AND THAT OF THE S&P 500 INDEX WITHOUT TAKING INTO ACCOUNT THE FUND'S EXPENSES.

IT IS IMPORTANT TO REMEMBER THAT THERE ARE RISKS ASSOCIATED WITH INDEX INVESTING, INCLUDING THE POTENTIAL RISK OF MARKET DECLINE, AS WELL AS THE RISKS ASSOCIATED WITH INVESTING IN SPECIFIC COMPANIES.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                                         ENDING
                                            1 YEAR    5 YEAR   10 YEAR    VALUE
                                            -------   ------   -------   -------
Institutional                                15.92%   11.53%     5.68%   $17,378
--------------------------------------------------------------------------------
Class A Shares                                9.87%   10.12%     4.88%   $16,097
--------------------------------------------------------------------------------
Class B Shares                                9.79%   10.15%     4.63%   $15,720
--------------------------------------------------------------------------------
Class C Shares                               14.81%   10.44%     4.63%   $15,731
--------------------------------------------------------------------------------
Advisor Shares                               11.62%   10.26%     4.82%   $16,018
--------------------------------------------------------------------------------
Select Shares                                15.83%   11.44%     5.60%   $17,246
--------------------------------------------------------------------------------
Preferred Shares                             15.76%   11.36%     5.53%   $17,122
--------------------------------------------------------------------------------
Trust Shares                                 15.69%   11.26%     5.43%   $16,963
--------------------------------------------------------------------------------
S&P 500 Index                                16.13%   11.81%     5.98%   $17,868
--------------------------------------------------------------------------------
Lipper S&P 500 Index Objective
Funds Average                                15.47%   11.20%     5.55%   $16,932
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 0.61% (INSTITUTIONAL SHARES), 0.86% (CLASS A), 1.11% (ADVISOR SHARES), 0.69% (SELECT SHARES), 0.76% (PREFERRED SHARES), 0.86% (TRUST SHARES), AND 1.61% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. FOR THE PERIOD PRIOR TO OCTOBER 29,2001,THE QUOTED PERFORMANCE OF THE EQUITY INDEX FUND INSTITUTIONAL SHARES REFLECTS THE PERFORMANCE OF THE KENT INDEX EQUITY FUND INSTITUTIONAL SHARES WITH AN INCEPTION DATE OF NOVEMBER 2, 1992. PRIOR TO OCTOBER 29, 2001, THE QUOTED PERFORMANCE FOR THE CLASS A SHARES REFLECTS THE PERFORMANCE OF THE KENT INDEX EQUITY FUND INVESTMENT SHARES, WITH AN INCEPTION DATE OF NOVEMBER 25, 1992, ADJUSTED FOR MAXIMUM SALES CHARGE. THE INCEPTION DATE FOR THE CLASS B, CLASS C AND ADVISOR SHARES IS OCTOBER 29, 2001. PRIOR TO SUCH DATE, QUOTED PERFORMANCE OF CLASS B, CLASS C AND ADVISOR SHARES REFLECTS PERFORMANCE OF THE INSTITUTIONAL SHARES AND IS ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B, CLASS C AND ADVISOR SHARES. THE INCEPTION DATE FOR THE SELECT, PREFERRED AND TRUST SHARES IS OCTOBER 20, 2003. PRIOR TO SUCH DATE, QUOTED PERFORMANCE OF THE SELECT, PREFERRED AND TRUST SHARES REFLECTS PERFORMANCE OF THE INSTITUTIONAL SHARES AND IS ADJUSTED TO REFLECT EXPENSES FOR SELECT, PREFERRED AND TRUST SHARES.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

Exxon Mobil Corp. ....................................................     3.62%
General Electric Co. .................................................     3.01%
Fifth Third Institutional Money Market Fund ..........................     2.34%
Microsoft Corp. ......................................................     1.84%
AT&T, Inc. ...........................................................     1.82%
Citigroup, Inc. ......................................................     1.74%
Bank of America Corp. ................................................     1.59%
Procter & Gamble Co. .................................................     1.47%
Chevron Corp. ........................................................     1.38%
Cisco Systems, Inc. ..................................................     1.32%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
EQUITY INDEX FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

               Equity Index                         Lipper S&P 500 Index
          (Institutional Shares)   S&P 500 Index   Objective Funds Average
          ----------------------   -------------   -----------------------
7/31/97          $ 10,000            $ 10,000             $ 10,000
                 $  9,949            $  9,957             $  9,950
  12/97          $ 10,225            $ 10,243             $ 10,222
                 $ 11,640            $ 11,671             $ 11,632
                 $ 12,016            $ 12,057             $ 12,004
                 $ 10,816            $ 10,858             $ 10,807
  12/98          $ 13,115            $ 13,170             $ 13,101
                 $ 13,762            $ 13,826             $ 13,730
                 $ 14,719            $ 14,800             $ 14,671
                 $ 13,779            $ 13,877             $ 13,740
  12/99          $ 15,810            $ 15,943             $ 15,758
                 $ 16,160            $ 16,305             $ 16,096
                 $ 15,717            $ 15,871             $ 15,646
                 $ 15,559            $ 15,718             $ 15,481
  12/00          $ 14,340            $ 14,488             $ 14,258
                 $ 12,629            $ 12,770             $ 12,552
                 $ 13,355            $ 13,518             $ 13,266
                 $ 11,386            $ 11,534             $ 11,304
  12/01          $ 12,588            $ 12,766             $ 12,490
                 $ 12,611            $ 12,802             $ 12,504
                 $ 10,913            $ 11,087             $ 10,813
                 $  9,021            $  9,171             $  8,937
  12/02          $  9,774            $  9,945             $  9,676
                 $  9,463            $  9,632             $  9,358
                 $ 10,911            $ 11,114             $ 10,780
                 $ 11,185            $ 11,409             $ 11,047
  12/03          $ 12,531            $ 12,798             $ 12,372
                 $ 12,734            $ 13,014             $ 12,563
                 $ 12,942            $ 13,238             $ 12,760
                 $ 12,694            $ 12,991             $ 12,505
  12/04          $ 13,863            $ 14,190             $ 13,639
                 $ 13,558            $ 13,885             $ 13,330
                 $ 13,738            $ 14,075             $ 13,493
                 $ 14,227            $ 14,582             $ 13,959
  12/05          $ 14,516            $ 14,889             $ 14,231
                 $ 15,126            $ 15,515             $ 14,813
                 $ 14,898            $ 15,292             $ 14,581
                 $ 15,737            $ 16,158             $ 15,384
  12/06          $ 16,783            $ 17,240             $ 16,389
                 $ 16,884            $ 17,350             $ 16,470
                 $ 17,944            $ 18,440             $ 17,480
7/31/07          $ 17,378            $ 17,868             $ 16,932

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the S&P 500 Index and the Lipper S&P 500 Index Objective Funds Average. The S&P 500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Lipper S&P 500 Index Objective Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The S&P 500 Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper S&P 500 Index Objective Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Balanced Fund (Institutional Shares) gained 12.33% on a net of fee basis, as compared to the S&P 500 Index return of 16.13% and the Lehman Brothers Aggregate Bond Index return of 5.56%.

The U.S. was one of the weakest links in an otherwise strong global economy during the period. Core inflation readings lingered stubbornly above the Federal Reserve's comfort zone, while rising gasoline and food prices weighed on consumers. Internationally, strong economic growth supported improving corporate profits, especially for large multinational companies. Late in the period, equity and bond market activity was driven largely by investor fears regarding the U.S. housing slowdown and issues related to subprime mortgages.

In this environment, highly cyclical sectors led the market and the Fund benefited from solid stock selection in the information technology (IT), industrials and consumer discretionary sectors. Further enhancing performance was a reduction in exposure to the financials sector, which was the poorest performer during the period.

Sectors that detracted from performance included consumer staples and utilities as investors generally shunned defense-oriented names.

By the period's end, the Fund's weighted average market capitalization had increased to about $60 billion, as larger companies are better equipped to profit from healthy international economies.

In the fixed income portion of the Fund, an overweight stake, relative to the benchmark, in commercial mortgage backed securities (CMBS) weighed on performance. Amid a dramatic decrease in liquidity in the market for virtually any bonds with a connection to mortgages, CMBS issues, which maintain stellar fundamentals, were swept up in the wave of selling.

Residential mortgage backed securities also detracted from returns, but a mid-February decision to sell some positions to lock in gains proved advantageous, given the subsequent falloff.

To the upside, a late-period move to decrease an already underweight exposure to corporate bonds enhanced performance as the landscape increasingly worsened for corporate debentures.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                                         ENDING
                                            1 YEAR    5 YEAR   10 YEAR   VALUE 2
                                            -------   ------   -------   -------
Institutional                                12.33%    6.35%     4.00%   $14,806
--------------------------------------------------------------------------------
Class A Shares                                6.39%    4.98%     3.23%   $13,748
--------------------------------------------------------------------------------
Class B Shares                                6.23%    4.95%     2.92%   $13,330
--------------------------------------------------------------------------------
Class C Shares                               11.26%    5.28%     3.06%   $13,521
--------------------------------------------------------------------------------
Advisor Shares                                8.15%    5.13%     3.07%   $13,534
--------------------------------------------------------------------------------
S&P 500 Index 1                              16.13%   11.81%     5.98%   $17,868
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index 1        5.56%    4.40%     5.82%   $17,612
--------------------------------------------------------------------------------
Lipper Balanced Funds Average 1              12.06%    9.01%     5.65%   $17,280
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.34% (INSTITUTIONAL SHARES), 1.59% (CLASS A), 1.84% (ADVISOR SHARES), AND 2.33% (CLASS B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. THE INCEPTION DATES FOR THE INSTITUTIONAL, CLASS B, CLASS C AND ADVISOR SHARES ARE AUGUST 11, 1998, OCTOBER 11, 2000, APRIL 25, 1996 AND OCTOBER 29, 2001, RESPECTIVELY. PRIOR TO SUCH DATES, QUOTED PERFORMANCE REFLECTS THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B, CLASS C AND ADVISOR SHARES.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

Banc of America Funding Corp., Series 2006-G, Class 3A2 ..............     2.72%
Chase Mortgage Finance Corp., Series 2005-A1, Class 2A2 ..............     2.65%
American Home Mortgage Investment Trust, Series 2005-2,
  Class 5A4D .........................................................     2.43%
Chase Mortgage Finance Corp., Series 2003-S13, Class A16 .............     2.31%
Fifth Third Institutional Money Market Fund ..........................     2.00%
Microsoft Corp. ......................................................     1.58%
Baxter International, Inc. ...........................................     1.53%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12,
  Class 13A1 .........................................................     1.51%
Cisco Systems, Inc. ..................................................     1.48%
Northern Trust Corp. .................................................     1.39%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

             Balanced                      Lehman Brothers
          (Institutional                      Aggregate      Lipper Balanced
              Shares)      S&P 500 Index     Bond Index       Funds Average
          --------------   -------------   ---------------   --------------
7/31/97      $ 10,000        $ 10,000         $ 10,000          $ 10,000
             $ 10,057        $  9,957         $ 10,061          $ 10,105
  12/97      $ 10,214        $ 10,243         $ 10,357          $ 10,215
             $ 10,971        $ 11,671         $ 10,518          $ 11,011
             $ 10,913        $ 12,057         $ 10,764          $ 11,148
             $ 10,216        $ 10,858         $ 11,219          $ 10,451
  12/98      $ 12,037        $ 13,170         $ 11,257          $ 11,655
             $ 12,111        $ 13,826         $ 11,201          $ 11,823
             $ 12,620        $ 14,800         $ 11,103          $ 12,342
             $ 12,169        $ 13,877         $ 11,178          $ 11,841
  12/99      $ 13,920        $ 15,943         $ 11,164          $ 12,790
             $ 14,695        $ 16,305         $ 11,411          $ 13,163
             $ 14,662        $ 15,871         $ 11,609          $ 13,006
             $ 14,986        $ 15,718         $ 11,959          $ 13,266
  12/00      $ 14,239        $ 14,488         $ 12,462          $ 13,065
             $ 12,335        $ 12,770         $ 12,841          $ 12,343
             $ 13,144        $ 13,518         $ 12,913          $ 12,793
             $ 11,265        $ 11,534         $ 13,508          $ 11,744
  12/01      $ 13,037        $ 12,766         $ 13,515          $ 12,559
             $ 12,888        $ 12,802         $ 13,527          $ 12,602
             $ 11,352        $ 11,087         $ 14,027          $ 11,750
             $ 10,408        $  9,171         $ 14,670          $ 10,620
  12/02      $ 10,905        $  9,945         $ 14,901          $ 11,128
             $ 10,724        $  9,632         $ 15,108          $ 10,923
             $ 11,479        $ 11,114         $ 15,486          $ 12,089
             $ 11,691        $ 11,409         $ 15,463          $ 12,327
  12/03      $ 12,505        $ 12,798         $ 15,512          $ 13,286
             $ 12,578        $ 13,014         $ 15,924          $ 13,571
             $ 12,554        $ 13,238         $ 15,535          $ 13,534
             $ 12,425        $ 12,991         $ 16,032          $ 13,492
  12/04      $ 13,115        $ 14,190         $ 16,185          $ 14,383
             $ 13,134        $ 13,885         $ 16,107          $ 14,186
             $ 13,246        $ 14,075         $ 16,592          $ 14,441
             $ 13,274        $ 14,582         $ 16,480          $ 14,838
  12/05      $ 13,359        $ 14,889         $ 16,578          $ 15,073
             $ 13,672        $ 15,515         $ 16,471          $ 15,563
             $ 13,319        $ 15,292         $ 16,458          $ 15,365
             $ 13,554        $ 16,158         $ 17,085          $ 15,936
  12/06      $ 14,098        $ 17,240         $ 17,297          $ 16,721
             $ 14,414        $ 17,350         $ 17,557          $ 16,970
             $ 14,981        $ 18,440         $ 17,466          $ 17,596
7/31/07      $ 14,806        $ 17,868         $ 17,612          $ 17,280

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and Lipper Balanced Funds Average. The S&P 500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Lehman Brothers Aggregate Bond Index is generally representative of the bond market as a whole. The Lipper Balanced Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The S&P 500 Index and the Lehman Brothers Aggregate Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Balanced Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
MICRO CAP VALUE FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Micro Cap Value Fund (Institutional Shares) gained 12.53% on a net of fee basis, outperforming its benchmarks, the Russell Microcap(R) Index, which returned 10.22%; the Russell Microcap(R) Value Index, which returned 11.17%; and the Russell 2000(R) Value Index, which returned 7.67%.

Following a solid start to the fiscal year, aided by strong economic growth worldwide, the micro cap market changed course dramatically over the past six months. As investors feared growing complications from subprime mortgage problems in the U.S., real estate values toppled, high yield bond values sank and riskier equities sagged.

Specifically within the real estate arena, real estate investment trusts (REITs) plummeted more than 20% during the first part of 2007, erasing a substantial portion of gains posted in 2006. Holding a fraction of the benchmark's weighting in REITs, the Fund benefited from its modest exposure to the asset class, as well as solid stock selection among its REIT holdings.

Elsewhere in the financials sector, banks were hit hard by the expanding credit issues, and many, like REITs, dropped from significantly overvalued levels. Within the Fund, an underweight stake, relative to the benchmark, in the banking group proved advantageous.

An overweight position in the industrials sector further boosted performance, enhanced by solid stock selection in the machinery and aerospace and defense groups.

Weighing on returns were underperforming stock picks in the consumer staples sector, a historically defensive area that rose as much of the market struggled. Other laggards included holdings in the materials sector and the Fund's consumer discretionary exposure, due mostly to poorly performing retailers.

At the period's end, the Fund remained underweight in financial and consumer discretionary stocks and overweight in the industrials and information technology sectors.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

MICRO CAPITALIZATION FUNDS TYPICALLY CARRY ADDITIONAL RISK SINCE MICRO-CAP COMPANIES GENERALLY HAVE A HIGHER RISK OF FAILURE. HISTORICALLY, MICRO-CAP STOCKS HAVE EXPERIENCED A GREATER DEGREE OF MARKET VOLATILITY THAN LARGE COMPANY STOCKS ON AVERAGE.

VALUE-BASED INVESTMENTS ARE SUBJECT TO THE RISK THAT THE BROAD MARKET MAY NOT RECOGNIZE THEIR INTRINSIC VALUE.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                INCEPTION                       SINCE    ENDING
                                   DATE     1 YEAR    5 YEAR  INCEPTION  VALUE 2
                                ---------   -------   ------  ---------  -------
Institutional                     2/1/98     12.53%   19.46%    13.77%   $34,042
--------------------------------------------------------------------------------
Class A Shares                    2/1/98      6.63%   17.94%    12.98%   $22,434
--------------------------------------------------------------------------------
Class B Shares                    2/1/98      7.13%   18.31%    12.87%   $22,740
--------------------------------------------------------------------------------
Class C Shares                    2/1/98     11.28%   18.49%    13.07%   $22,817
--------------------------------------------------------------------------------
Advisor Shares                    2/1/98      8.42%   18.17%    12.95%   $31,781
--------------------------------------------------------------------------------
Russell Microcap(R) Index 1                  10.22%   16.74%     9.38%   $18,876
--------------------------------------------------------------------------------
Russell 2000(R)Value Index 1                  7.67%   16.28%    10.36%   $25,518
--------------------------------------------------------------------------------
Russell Microcap(R)
Value Index 1                                11.17%   16.46%    16.52%   $29,537
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.52% (INSTITUTIONAL SHARES), 1.77% (CLASS A), 2.53% (CLASS B), 2.51% (CLASS C), AND 2.01% (ADVISOR SHARES). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. THE INCEPTION DATES FOR THE INSTITUTIONAL, CLASS B, CLASS C AND ADVISOR SHARES ARE AUGUST 11, 1998, OCTOBER 11, 2000, APRIL 25, 1996 AND OCTOBER 29, 2001, RESPECTIVELY. PRIOR TO SUCH DATES, QUOTED PERFORMANCE REFLECTS THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B, CLASS C AND ADVISOR SHARES.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

Fifth Third Institutional Money Market Fund ..........................     3.60%
Hartmarx Corp. .......................................................     1.98%
Powell Industries, Inc. ..............................................     1.61%
Symmetricom, Inc. ....................................................     1.50%
Vignette Corp. .......................................................     1.49%
Stealthgas, Inc. .....................................................     1.47%
Willbros Group, Inc. .................................................     1.41%
Hersha Hospitality Trust .............................................     1.38%
LMI Aerospace, Inc. ..................................................     1.36%
Radyne Corp. .........................................................     1.32%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
MICRO CAP VALUE FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

             Micro Cap
               Value                                                 Russell
          (Institutional   Russell 2000(R)   Russell Microcap(R)   Microcap(R)
              Shares)       Value Index           Index            Value Index
          --------------   ---------------   -------------------   -----------
 2/1/98      $ 10,000        $ 10,000
             $ 10,480        $ 11,035
             $ 10,280        $ 10,636
             $  8,380        $  8,735
  12/98      $  9,713        $  9,527
             $ 10,217        $  8,604
             $ 12,393        $ 10,028
             $ 11,305        $  9,244
  12/99      $ 11,799        $  9,385
             $ 13,004        $  9,744
             $ 12,373        $  9,934           $ 10,000            $ 10,000
             $ 12,562        $ 10,663           $  9,952            $ 10,390
  12/00      $ 11,654        $ 11,528           $  8,694            $ 10,440
             $ 12,708        $ 11,640           $  8,683            $ 11,090
             $ 14,845        $ 12,994           $ 10,601            $ 13,347
             $ 12,636        $ 11,262           $  8,442            $ 11,372
  12/01      $ 14,323        $ 13,144           $ 10,223            $ 13,315
             $ 15,819        $ 14,403           $ 10,624            $ 14,539
             $ 15,843        $ 14,098           $ 10,252            $ 15,069
             $ 12,565        $ 11,097           $  7,958            $ 11,767
  12/02      $ 14,358        $ 11,643           $  8,577            $ 12,544
             $ 14,190        $ 11,051           $  8,360            $ 12,229
             $ 18,641        $ 13,562           $ 10,742            $ 15,396
             $ 20,867        $ 14,610           $ 12,277            $ 17,434
  12/03      $ 24,323        $ 17,001           $ 14,268            $ 20,504
             $ 26,445        $ 18,178           $ 15,196            $ 22,200
             $ 27,127        $ 18,332           $ 14,929            $ 22,165
             $ 26,445        $ 18,359           $ 14,100            $ 21,665
  12/04      $ 29,975        $ 20,783           $ 16,286            $ 24,793
             $ 28,842        $ 19,957           $ 15,075            $ 23,501
             $ 27,654        $ 20,970           $ 15,553            $ 24,231
             $ 29,462        $ 21,618           $ 16,495            $ 25,294
  12/05      $ 29,881        $ 21,762           $ 16,704            $ 25,574
             $ 33,034        $ 24,701           $ 19,065            $ 29,126
             $ 31,454        $ 24,033           $ 17,774            $ 28,019
             $ 30,748        $ 24,646           $ 17,654            $ 28,287
  12/06      $ 33,703        $ 26,871           $ 19,467            $ 31,152
             $ 34,915        $ 27,264           $ 19,647            $ 31,520
             $ 36,224        $ 27,891           $ 20,300            $ 32,158
7/31/07      $ 34,042        $ 25,518           $ 18,876            $ 29,537

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Russell 2000(R) Value Index, the Russell Microcap(R) Index and the Russell Microcap(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with a less-than-average growth orientation. The Russell Microcap(R) Index is a subset of the Russell 2000(R) Index. This custom index consists of the smallest one-half of the stocks in the Russell 2000(R) Index using market capitalization as of June 30, of each year after the Russell reconstitution of the Russell 2000(R) Index. The Russell Microcap(R) Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

      The Russell 2000(R) Value Index, the Russell Microcap(R) Index and the Russell Microcap(R) Value Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees.

2 The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Small Cap Value Fund (Institutional Shares) advanced 10.77% on a net of fee basis, topping its benchmark, the Russell 2000(R) Value Index, which gained 7.67%.

The optimism-fueled rally of the first six months of the period gave way to volatile moves during the second half as questions arose over the health of the U.S. economy and unknowns lurking in the mortgage and credit markets.

Sharp drops in the broader stock market tempered previously lofty performance expectations, which had built up amid robust economic growth. The market's swings allowed the Fund to better capitalize on situations where sound companies were trading below fair value, which helped contribute to gains.

Despite the volatility, all but one sector in the benchmark gained ground during the year. The lone laggard was financials, and the Fund benefited from an underweight stake in the group. More specifically, an underweight exposure to real estate investment trusts helped as the entire real estate industry slumped. In addition, a focus on higher quality bank stocks proved beneficial.

An overweight stake in the information technology sector added to gains as a software holding was taken private and select stocks in the semiconductor space advanced. Within the energy sector, investments in oil tanker stocks proved advantageous.

Alternatively, a lack of fertilizer stocks hurt the Fund's materials sector performance, as did select chemical stocks with exposure to the slowing U.S. economy. The healthcare sector also weighed as managed care providers contended with anticipated regulatory and legislative changes.

With the domestic economic outlook still unclear, the Fund maintained an underweight stake in consumer discretionary names and an overweight position in IT stocks, with an emphasis on communication equipment developers. Additionally, we continued to keep an overweight stake in the traditionally defensive consumer staples sector. Strength in overseas economies also prompted overweight positions in the industrials, materials and energy sectors.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

SMALL CAPITALIZATION FUNDS TYPICALLY CARRY ADDITIONAL RISK SINCE SMALLER COMPANIES GENERALLY HAVE A HIGHER RISK OF FAILURE. HISTORICALLY, SMALLER COMPANIES' STOCKS HAVE EXPERIENCED A GREATER DEGREE OF MARKET VOLATILITY THAN LARGE COMPANY STOCKS ON AVERAGE.

VALUE-BASED INVESTMENTS ARE SUBJECT TO THE RISK THAT THE BROAD MARKET MAY NOT RECOGNIZE THEIR INTRINSIC VALUE.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                          INCEPTION             SINCE    ENDING
                                            DATE      1 YEAR  INCEPTION  VALUE 2
                                          ---------   ------  ---------  -------
Institutional                              4/1/03     10.77%    16.96%   $19,721
--------------------------------------------------------------------------------
Class A Shares                             4/1/03      5.01%    15.29%   $18,526
--------------------------------------------------------------------------------
Class B Shares                             4/1/03      4.84%    15.52%   $18,690
--------------------------------------------------------------------------------
Class C Shares                             4/1/03      9.66%    15.77%   $18,864
--------------------------------------------------------------------------------
Advisor Shares                             4/1/03      6.63%    15.50%   $18,674
--------------------------------------------------------------------------------
Russell 2000(R)Value Index 1                           7.67%    21.03%   $23,090
--------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Average 1                 13.75%    20.42%   $22,383
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.25% (INSTITUTIONAL SHARES), 1.50% (CLASS A), 1.75% (ADVISOR SHARES), AND 2.25% (CLASS B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

UMB Financial Corp. ..................................................     2.61%
Fifth Third Institutional Money Market Fund ..........................     2.56%
United Rentals, Inc. .................................................     2.24%
Ferro Corp. ..........................................................     2.16%
Platinum Underwriters Holdings, Ltd. .................................     2.13%
EnerSys ..............................................................     2.13%
Oil States International, Inc. .......................................     2.09%
Cabot Microelectronics Corp. .........................................     2.09%
EnPro Industries, Inc. ...............................................     2.09%
Vectren Corp. ........................................................     2.01%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

              Small Cap Value      Russell 2000(R)   Lipper Small-Cap Core
          (Institutional Shares)     Value Index         Funds Average
          ----------------------   ---------------   ---------------------
 4/1/03          $ 10,000             $ 10,000             $ 10,000
                 $ 11,240             $ 12,272             $ 12,142
                 $ 11,860             $ 13,220             $ 13,105
  12/03          $ 13,841             $ 15,384             $ 15,060
                 $ 14,837             $ 16,449             $ 15,967
                 $ 14,732             $ 16,588             $ 16,149
                 $ 14,346             $ 16,613             $ 15,842
  12/04          $ 15,471             $ 18,806             $ 17,916
                 $ 16,041             $ 18,058             $ 17,341
                 $ 16,520             $ 18,975             $ 17,926
                 $ 16,741             $ 19,562             $ 18,871
  12/05          $ 17,326             $ 19,692             $ 19,095
                 $ 18,519             $ 22,351             $ 21,412
                 $ 18,281             $ 21,747             $ 20,422
                 $ 18,460             $ 22,302             $ 20,309
  12/06          $ 19,692             $ 24,315             $ 21,968
                 $ 20,421             $ 24,671             $ 22,584
                 $ 21,092             $ 25,238             $ 23,804
7/31/07          $ 19,721             $ 23,090             $ 22,383

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1     The Fund's performance is measured against the Russell 2000(R) Value
      Index and the Lipper Small-Cap Core Funds Average. The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. The Lipper Small-Cap Core Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Russell 2000(R) Value Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Small-Cap Core Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Multi Cap Value Fund (Institutional Shares) advanced 18.93% on a net of fee basis, topping its benchmarks, the Russell 3000(R) Value Index, which returned 12.97%; and the Russell Midcap(R) Value Index, which returned 15.94%.

The investor optimism that elevated the equity markets through the first 10 months of the period faded over the closing weeks as problems in the subprime mortgage market blossomed. The negative developments exacerbated worries over the health of the U.S. economy, which slowed during the first quarter of 2007. Uncertainties over the ultimate impact of the subprime mess even extended overseas, where generally robust economies had propped up stock prices, along with heightened merger and acquisition (M&A) activity.

Among value stocks, which underperformed growth equities for the first time in more than five years, mid cap names modestly outgained large cap companies. Small cap stocks, hurt by the market's growing aversion to riskier assets, lagged mid cap equities significantly.

During the period, the Fund upped its average weighted market cap to about $75 billion - still shy of the benchmark's $100 billion-plus figure but ideal for capturing mid cap gains.

Positions that aided performance included an underweight stake, relative to the benchmark, in the financials sector, an overweight investment in information technology (IT) and solid stock selection in the consumer staples arena. The reduced exposure to financial names helped as the financials sector was the poorest performing group in the benchmark. Furthermore, the Fund held a minimal stake in names affected by the subprime mortgage problems and significant exposure to the boom in M&A transactions through capital markets companies.

The Fund's IT holdings benefited from a recovery in expectations within the semiconductor industry and the sector's broader rebound from depressed earnings outlooks, while grocers and food processors boosted the staples position.

Detractors included a lack of exposure to the metals industry in the materials sector and a slight underweight in the telecommunication services sector.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

SMALL CAPITALIZATION FUNDS TYPICALLY CARRY ADDITIONAL RISK SINCE SMALLER COMPANIES GENERALLY HAVE A HIGHER RISK OF FAILURE. HISTORICALLY, SMALLER COMPANIES' STOCKS HAVE EXPERIENCED A GREATER DEGREE OF MARKET VOLATILITY THAN LARGE COMPANY STOCKS ON AVERAGE.

VALUE-BASED INVESTMENTS ARE SUBJECT TO THE RISK THAT THE BROAD MARKET MAY NOT RECOGNIZE THEIR INTRINSIC VALUE.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                                         ENDING
                                            1 YEAR    5 YEAR   10 YEAR   VALUE 2
                                            -------   ------   -------   -------
Institutional                                18.93%   17.72%    10.26%   $26,567
--------------------------------------------------------------------------------
Class A Shares                               12.64%   16.20%     9.44%   $24,649
--------------------------------------------------------------------------------
Class B Shares                               12.71%   16.31%     9.53%   $24,858
--------------------------------------------------------------------------------
Class C Shares                               17.67%   16.51%     9.53%   $24,848
--------------------------------------------------------------------------------
Advisor Shares                               14.45%   16.35%     9.49%   $24,761
--------------------------------------------------------------------------------
Russell 3000(R) Value Index 1                12.97%   14.57%     8.67%   $22,968
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index 1              15.94%   18.24%    11.61%   $29,989
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.31% (INSTITUTIONAL SHARES), 1.56% (CLASS A), 1.81% (ADVISOR SHARES), AND 2.31% (CLASS B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. FOR THE PERIOD PRIOR TO AUGUST 13, 2001, THE QUOTED PERFORMANCE OF THE MULTI CAP VALUE FUND INSTITUTIONAL SHARES REFLECTS THE PERFORMANCE OF THE FIFTH THIRD/MAXUS EQUITY FUND INSTITUTIONAL SHARES WITH AN INCEPTION DATE OF APRIL 1,1999. PRIOR TO APRIL 1, 1999, THE QUOTED PERFORMANCE REFLECTS THE PERFORMANCE OF THE FIFTH THIRD/MAXUS EQUITY FUND INVESTOR SHARES WITH AN INCEPTION DATE OF SEPTEMBER 30, 1989. THE INCEPTION DATE FOR THE CLASS A, CLASS B AND CLASS C SHARES IS AUGUST 13, 2001. PRIOR TO SUCH DATE, THE QUOTED PERFORMANCE FOR CLASS A SHARES REFLECTS PERFORMANCE OF THE ADVISOR SHARES AND IS ADJUSTED FOR MAXIMUM SALES CHARGES. THE QUOTED PERFORMANCE OF CLASS B AND CLASS C SHARES REFLECTS THE PERFORMANCE OF THE MULTI CAP VALUE FUND ADVISOR SHARES AND IS ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B AND CLASS C SHARES. PRIOR TO AUGUST 13, 2001, THE QUOTED PERFORMANCE OF THE MULTI CAP VALUE FUND ADVISOR SHARES REFLECTS THE PERFORMANCE OF THE FIFTH THIRD/ MAXUS EQUITY FUND INVESTOR SHARES WITH AN INCEPTION DATE OF SEPTEMBER 30, 1989.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

Fifth Third Institutional Money Market Fund ..........................     4.23%
Exxon Mobil Corp. ....................................................     2.65%
Verizon Communications, Inc. .........................................     2.56%
Marathon Oil Corp. ...................................................     2.44%
American International Group, Inc. ...................................     2.25%
Bank of New York Mellon Corp. (The) ..................................     2.21%
JPMorgan Chase & Co. .................................................     2.21%
ConocoPhillips .......................................................     2.19%
Bank of America Corp. ................................................     1.90%
Cigna Corp. ..........................................................     1.87%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                 Multi Cap Value       Russell 3000(R)   Russell MidCap(R)
              (Institutional Shares)     Value Index        Value Index
              ----------------------   ---------------   -----------------
    7/31/97          $ 10,000             $ 10,000           $ 10,000
                     $ 10,521             $ 10,285           $ 10,496
      12/97          $ 10,289             $ 10,715           $ 10,923
                     $ 11,056             $ 11,930           $ 12,015
                     $ 10,675             $ 11,937           $ 11,706
                     $  8,427             $ 10,487           $ 10,107
      12/98          $  9,390             $ 12,162           $ 11,478
                     $  9,449             $ 12,230           $ 11,121
                     $ 11,218             $ 13,654           $ 12,364
                     $ 10,203             $ 12,336           $ 11,049
      12/99          $ 10,617             $ 12,971           $ 11,466
                     $ 11,967             $ 13,063           $ 11,581
                     $ 11,869             $ 12,510           $ 11,387
                     $ 12,470             $ 13,489           $ 12,485
      12/00          $ 13,140             $ 14,014           $ 13,665
                     $ 12,964             $ 13,256           $ 13,182
                     $ 13,739             $ 13,966           $ 14,111
                     $ 11,944             $ 12,413           $ 12,481
      12/01          $ 14,184             $ 13,406           $ 13,982
                     $ 14,154             $ 14,008           $ 15,087
                     $ 12,976             $ 12,884           $ 14,382
                     $ 10,938             $ 10,441           $ 11,800
      12/02          $ 11,938             $ 11,371           $ 12,634
                     $ 11,168             $ 10,816           $ 12,121
                     $ 13,761             $ 12,725           $ 14,290
                     $ 14,499             $ 13,040           $ 15,139
      12/03          $ 16,792             $ 14,912           $ 17,443
                     $ 17,522             $ 15,408           $ 18,376
                     $ 17,569             $ 15,543           $ 18,694
                     $ 17,334             $ 15,764           $ 19,018
      12/04          $ 19,379             $ 17,438           $ 21,578
                     $ 19,306             $ 17,392           $ 21,745
                     $ 19,708             $ 17,733           $ 22,768
                     $ 20,592             $ 18,409           $ 23,987
      12/05          $ 20,867             $ 18,633           $ 24,307
                     $ 22,597             $ 19,861           $ 26,159
                     $ 22,286             $ 19,918           $ 26,014
                     $ 23,483             $ 21,089           $ 26,931
      12/06          $ 25,166             $ 22,796           $ 29,221
                     $ 25,884             $ 23,083           $ 30,641
                     $ 27,717             $ 24,166           $ 31,760
    7/31/07          $ 26,567             $ 22,968           $ 29,989

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Russell 3000(R) Value Index, the Russell Midcap(R) Value Index and the Lipper Multi-Cap Value Funds Average. The Russell 3000(R) Value Index measures the performance of those companies in the Russell 3000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Value Index measures the performance of those Russell mid cap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Russell 3000(R) Value and the Russell Midcap(R) Value Indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Multi-Cap Value Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Disciplined Large Cap Value Fund (Institutional Shares) returned 14.52% on a net of fee basis, outperforming its benchmark, the Russell 1000(R) Value Index, which returned 13.47%.

Despite significant swings in long term interest rates and growing concerns over the pace of economic activity in the U.S. during the period, the Standard & Poor's 500 Index returned 16.13%, with growth stocks outperforming value stocks. Due in part to heightened merger and acquisition activity, which has tended to concentrate on medium sized companies, mid cap stocks outperformed both large cap and small cap stocks.

Although riskier high beta stocks generally outperformed higher quality, low beta stocks during the period, risk awareness and volatility rose markedly in the period's final weeks as problems in the subprime mortgage market led to the near collapse of two large hedge funds. Against this backdrop, the best performing sectors in the Russell 1000 Value Index were materials, telecommunication services and industrials. The worst performing sectors in the benchmark were financials, healthcare and consumer staples.

The Fund benefited from its sizable underweight, relative to the benchmark, in the financials sector, along with productive stock selection in the group - most notably through the avoidance of companies with significant exposure to the subprime mortgage industry. In addition, an overweight stake, in the industrials sector, particularly via holdings in companies more exposed to accelerating overseas economic activity, proved advantageous. The Fund also profited from an aversion to companies with highly leveraged balance sheets, especially in the final month of the period.

Adverse stock selection in the healthcare and consumer discretionary sectors hindered relative performance, as did the Fund's emphasis on stocks with lower betas and larger market capitalizations.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

VALUE-BASED INVESTMENTS ARE SUBJECT TO THE RISK THAT THE BROAD MARKET MAY NOT RECOGNIZE THEIR INTRINSIC VALUE.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                                         ENDING
                                            1 YEAR    5 YEAR   10 YEAR   VALUE 2
                                            -------   ------   -------   -------
Institutional                                14.52%   14.28%     7.95%   $21,483
--------------------------------------------------------------------------------
Class A Shares                                8.45%   12.83%     7.13%   $19,920
--------------------------------------------------------------------------------
Class B Shares                                8.49%   12.91%     6.95%   $19,574
--------------------------------------------------------------------------------
Class C Shares                               13.34%   13.12%     6.95%   $19,572
--------------------------------------------------------------------------------
Advisor Shares                               10.21%   12.96%     7.06%   $19,782
--------------------------------------------------------------------------------
Russell 1000(R) Value Index 1                13.47%   14.46%     8.56%   $22,731
--------------------------------------------------------------------------------
Lipper Equity Income Funds 1                 14.59%   12.61%     7.26%   $20,533
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.07% (INSTITUTIONAL SHARES), 1.32% (CLASS A), 1.57% (ADVISOR SHARES), AND 2.07% (CLASS B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. THE QUOTED PERFORMANCE OF THE DISCIPLINED LARGE CAP VALUE FUND INCLUDES PERFORMANCE OF CERTAIN COLLECTIVELY MANAGED ACCOUNTS ADVISED BY FIFTH THIRD BANK, PRIOR TO THE DISCIPLINED LARGE CAP VALUE FUND'S COMMENCEMENT OF OPERATIONS ON JANUARY 27, 1997, AS ADJUSTED TO REFLECT THE EXPENSES ASSOCIATED WITH THE FUND (WITHOUT WAIVERS OR REIMBURSEMENTS).THESE COLLECTIVELY MANAGED ACCOUNTS WERE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND, THEREFORE, WERE NOT SUBJECT TO THE INVESTMENT RESTRICTIONS IMPOSED BY LAW ON REGISTERED MUTUAL FUNDS. IF SUCH ACCOUNTS HAD BEEN REGISTERED, THE PERFORMANCE MAY HAVE BEEN ADVERSELY AFFECTED. THE PERFORMANCE SHOWN REFLECTS THE DEDUCTION OF FEES FOR VALUE-ADDED SERVICES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE ALSO REFLECTS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL-GAINS DISTRIBUTIONS. THE INCEPTION DATES FOR THE INSTITUTIONAL, CLASS B, CLASS C AND ADVISOR SHARES OF THE DISCIPLINED LARGE CAP VALUE FUND ARE AUGUST 11, 1998, OCTOBER 11, 2000, JANUARY 27, 1997 AND AUGUST 1, 2005, RESPECTIVELY. PRIOR TO SUCH DATES, QUOTED PERFORMANCE REFLECTS PERFORMANCE OF CLASS A SHARES AND IS ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES OF CLASS B, CLASS C AND ADVISOR SHARES.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

AT&T, Inc. ............................................................    4.43%
Bank of America Corp. .................................................    4.13%
General Electric Co. ..................................................    3.44%
JPMorgan Chase & Co. ..................................................    3.44%
ConocoPhillips ........................................................    3.23%
MetLife, Inc. .........................................................    3.22%
Chevron Corp. .........................................................    3.13%
Fifth Third Institutional Money Market Fund ...........................    3.11%
Bank of New York Mellon Corp. (The) ...................................    2.45%
Verizon Communications, Inc. ..........................................    2.25%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

              Disciplined Large Cap
                      Value            Russell 1000(R)       Lipper Equity
              (Institutional Shares)     Value Index      Income Funds Average
              ----------------------   ----------------   --------------------
    7/31/97          $ 10,000              $ 10,000             $ 10,000
                     $ 10,152              $ 10,227             $ 10,206
      12/97          $ 11,102              $ 10,683             $ 10,579
                     $ 12,386              $ 11,929             $ 11,603
                     $ 12,218              $ 11,982             $ 11,498
                     $ 11,465              $ 10,594             $ 10,512
      12/98          $ 13,103              $ 12,353             $ 11,933
                     $ 12,551              $ 12,530             $ 11,867
                     $ 13,510              $ 13,943             $ 12,986
                     $ 11,972              $ 12,577             $ 11,887
      12/99          $ 12,486              $ 13,261             $ 12,397
                     $ 11,642              $ 13,324             $ 12,398
                     $ 12,418              $ 12,700             $ 12,273
                     $ 13,330              $ 13,698             $ 13,135
      12/00          $ 14,078              $ 14,191             $ 13,675
                     $ 12,565              $ 13,360             $ 13,009
                     $ 12,845              $ 14,012             $ 13,598
                     $ 11,676              $ 12,478             $ 12,293
      12/01          $ 12,339              $ 13,398             $ 13,182
                     $ 12,545              $ 13,946             $ 13,632
                     $ 11,313              $ 12,758             $ 12,397
                     $  9,744              $ 10,363             $ 10,284
      12/02          $ 10,646              $ 11,318             $ 11,089
                     $ 10,083              $ 10,767             $ 10,502
                     $ 12,006              $ 12,627             $ 12,195
                     $ 12,390              $ 12,888             $ 12,423
      12/03          $ 14,281              $ 14,717             $ 14,004
                     $ 14,692              $ 15,163             $ 14,305
                     $ 15,051              $ 15,296             $ 14,445
                     $ 15,172              $ 15,532             $ 14,532
      12/04          $ 16,241              $ 17,144             $ 15,826
                     $ 16,305              $ 17,159             $ 15,773
                     $ 16,493              $ 17,447             $ 15,997
                     $ 17,335              $ 18,124             $ 16,515
      12/05          $ 17,212              $ 18,354             $ 16,722
                     $ 18,222              $ 19,443             $ 17,566
                     $ 18,467              $ 19,557             $ 17,614
                     $ 19,525              $ 20,774             $ 18,521
      12/06          $ 20,832              $ 22,436             $ 19,827
                     $ 21,074              $ 22,715             $ 20,140
                     $ 22,318              $ 23,834             $ 21,288
    7/31/07          $ 21,483              $ 22,731             $ 20,533

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1     The Fund's performance is measured against the Russell 1000(R) Value
      Index and the Lipper Equity Income Funds Average. The Russell 1000(R) Value Index measures the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields and lower forecasted growth values. The Lipper Equity Income Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Russell 1000(R) Value Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Equity Income Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL
AGGRESSIVE FUND (SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third LifeModel Aggressive Fund (Institutional Shares) returned 17.59% on a net of fee basis, while its benchmark, a blend of the Wilshire 5000 and Lehman Brothers Intermediate Government/Credit Bond indices, advanced 16.12%.

During the period, international equities fared better than domestic stocks as global economies enjoyed expanding growth rates and the U.S. economy slowed. Corporate earnings growth for U.S. companies remained steady, however, and helped the Standard & Poor's 500 Index establish a record high in the closing weeks. Despite the rise, the S&P 500 Index's price-to-earnings ratio (P/E) remained at a historically reasonable level.

A marketwide reassessment of risk tolerances late in the period led to setbacks among small cap stocks and lower quality bonds, especially as problems within the subprime mortgage market compounded a slowing real estate industry. As a whole, fixed income investments finished with modest single-digit type returns after enduring a rocky two-month stretch at the period's end.

Within the Fund, a bias toward large cap stocks aided performance, as did an emphasis on growth equities, which outperformed value stocks for the first time in five years. Exposure to international stocks helped as well. The Fund's small bond exposure weighed on performance, as credit conditions worsened through June and July.

Although the market's late-period volatility could extend through the end of 2007, the Fund's high quality orientation could prove particularly timely. To navigate the ups and downs, the Fund ended the period invested in a well-diversified collection of equities and a small cash position. In addition, its limited bond exposure sat at a slightly shorter duration than the Lehman Brothers Intermediate Government/Credit Bond Index - a tactic designed to benefit from a decline in interest rates.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

THE FUND INVESTS IN UNDERLYING FUNDS, SO ITS INVESTMENT PERFORMANCE IS DIRECTLY RELATED TO THE PERFORMANCE OF THOSE UNDERLYING FUNDS. BEFORE INVESTING, INVESTORS SHOULD ASSESS THE RISKS ASSOCIATED WITH AND TYPES OF INVESTMENTS MADE BY EACH OF THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS. STOCKS ARE MORE VOLATILE AND CARRY MORE RISK AND RETURN POTENTIAL THAN OTHER FORMS OF INVESTMENTS. BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE, PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. CASH EQUIVALENTS OFFER LOW RISK AND LOW RETURN POTENTIAL.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                INCEPTION                       SINCE    ENDING
                                   DATE     1 YEAR    5 YEAR  INCEPTION  VALUE 2
                                ---------   -------   ------  ---------  -------
Institutional                     8/1/02     17.59%   13.18%    13.18%   $18,575
--------------------------------------------------------------------------------
Class A Shares                    8/1/02     11.46%   11.71%    11.71%   $17,400
--------------------------------------------------------------------------------
Class B Shares                    8/1/02     11.44%   11.78%    11.78%   $17,449
--------------------------------------------------------------------------------
Class C Shares                    8/1/02     16.45%   12.05%    12.05%   $17,660
--------------------------------------------------------------------------------
Advisor Shares                    8/1/02     13.19%   11.87%    11.87%   $11,820
--------------------------------------------------------------------------------
Dow Jones
Wilshire 5000 Index 1                        14.50%   11.17%    11.17%   $16,982
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Credit Bond Index 1                           5.59%    4.10%     4.10%   $12,225
--------------------------------------------------------------------------------
LifeModel Aggressive
Target Neutral Asset
Class Index Blend 3                          16.12%   12.30%    12.30%   $17,386
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 0.49% (INSTITUTIONAL SHARES), 0.73% (CLASS A), 0.99% (ADVISOR SHARES) AND 1.49% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. THE QUOTED PERFORMANCE OF THE ADVISOR SHARES REFLECTS THE PERFORMANCE OF THE INSTITUTIONAL SHARES, ADJUSTED TO REFLECT EXPENSES AND SALES CHARGES FOR THE ADVISOR SHARES, FOR THE PERIOD PRIOR TO THE COMMENCEMENT OF OPERATIONS OF THE ADVISOR SHARES ON AUGUST 1, 2005.

--------------------------------------------------------------------------------
FUND HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS 1
--------------------------------------------------------------------------------

                                   [BAR CHART]

Fifth Third Quality Growth Fund                                          20.56%
Fifth Third International Equity Fund                                    16.95%
Fifth Third Structured Large Cap Plus Fund                               15.86%
Fifth Third Disciplined Large Cap Value Fund                             14.50%
Fifth Third Mid Cap Growth Fund                                           9.33%
Fifth Third Multi Cap Value Fund                                          7.32%
Fifth Third Small Cap Growth Fund                                         4.68%
Fifth Third Small Cap Value Fund                                          3.55%
Fifth Third Intermediate Bond Fund                                        2.87%
Fifth Third Short Term Bond Fund                                          1.74%
Fifth Third Bond Fund                                                     1.36%
Fifth Third Institutional Money Market Fund                               1.16%
Fifth Third High Yield Bond Fund                                          0.13%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL
AGGRESSIVE FUND (SM)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

            LifeModel                    Lehman Brothers
            Aggressive     Dow Jones      Intermediate      LifeModel Aggressive
          (Institutional    Wilshire       Government/      Target Neutral Asset
             Shares)       5000 Index   Credit Bond Index    Class Index Blend
          --------------   ----------   -----------------   --------------------
 8/1/02      $ 10,000       $ 10,000        $ 10,000              $ 10,000
             $  9,070       $  9,021        $ 10,331              $  9,177
  12/02      $  9,798       $  9,682        $ 10,506              $  9,844
             $  9,346       $  9,344        $ 10,664              $  9,585
             $ 10,990       $ 10,842        $ 10,954              $ 11,030
             $ 11,562       $ 11,198        $ 10,952              $ 11,400
  12/03      $ 13,136       $ 12,533        $ 10,959              $ 12,671
             $ 13,455       $ 12,811        $ 11,230              $ 12,999
             $ 13,491       $ 12,933        $ 10,946              $ 13,117
             $ 13,062       $ 12,642        $ 11,242              $ 12,943
  12/04      $ 14,267       $ 13,870        $ 11,292              $ 14,149
             $ 14,010       $ 13,505        $ 11,193              $ 13,833
             $ 14,399       $ 13,760        $ 11,471              $ 14,176
             $ 15,038       $ 14,254        $ 11,411              $ 14,666
  12/05      $ 15,344       $ 14,503        $ 11,470              $ 14,980
             $ 16,372       $ 15,228        $ 11,426              $ 15,719
             $ 15,981       $ 14,865        $ 11,450              $ 15,452
             $ 16,488       $ 15,461        $ 11,816              $ 16,098
  12/06      $ 17,511       $ 16,498        $ 11,938              $ 16,681
             $ 17,958       $ 16,658        $ 12,128              $ 16,956
             $ 19,147       $ 17,597        $ 12,110              $ 17,888
7/31/07      $ 18,575       $ 16,982        $ 12,225              $ 17,386

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Dow Jones Wilshire 5000 Index, and the Lehman Brothers Intermediate Government/Credit Bond Index. The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Dow Jones Wilshire 5000 Index and the Lehman Brothers Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2007.

3 The LifeModel Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Dow Jones Wilshire 5000 Index (90%) and the Lehman Brothers Intermediate Government/Credit Bond Index (10%). The LifeModel Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL
MODERATELY AGGRESSIVE FUND (SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third LifeModel Moderately Aggressive Fund (Institutional Shares) returned 15.16% on a net of fee basis, while its benchmark, a blend of the Wilshire 5000 and Lehman Brothers Intermediate Government/Credit Bond indices, advanced 13.74%.

During the period, international equities fared better than domestic stocks as global economies enjoyed expanding growth rates and the U.S. economy slowed. Corporate earnings growth for U.S. companies remained steady, however, and helped the Standard & Poor's 500 Index establish a record high in the closing weeks. Despite the rise, the S&P 500 Index's price-to-earnings ratio (P/E) remained at a historically reasonable level.

A marketwide reassessment of risk tolerances late in the period led to setbacks among small cap stocks and lower quality bonds, especially as problems within the subprime mortgage market compounded a slowing real estate industry. As a whole, fixed income investments finished with modest single-digit type returns after enduring a rocky two-month stretch at the period's end.

Within the Fund, a bias toward large cap stocks aided performance, as did an emphasis on growth equities, which outperformed value stocks for the first time in five years. Exposure to international stocks helped as well. The Fund's bond exposure weighed on performance, as credit conditions worsened through June and July.

Although the market's late-period volatility could extend through the end of 2007, the Fund's diversified approach could prove particularly timely. To navigate the ups and downs, the Fund ended the period invested in a well-diversified collection of equities and a small cash position. In addition, its bond exposure sat at a slightly shorter duration than the Lehman Brothers Intermediate Government/Credit Bond Index - a tactic designed to benefit from a decline in interest rates.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

THE FUND INVESTS IN UNDERLYING FUNDS, SO ITS INVESTMENT PERFORMANCE IS DIRECTLY RELATED TO THE PERFORMANCE OF THOSE UNDERLYING FUNDS. BEFORE INVESTING, INVESTORS SHOULD ASSESS THE RISKS ASSOCIATED WITH AND TYPES OF INVESTMENTS MADE BY EACH OF THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS. STOCKS ARE MORE VOLATILE AND CARRY MORE RISK AND RETURN POTENTIAL THAN OTHER FORMS OF INVESTMENTS. BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE, PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. CASH EQUIVALENTS OFFER LOW RISK AND LOW RETURN POTENTIAL.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                INCEPTION                       SINCE    ENDING
                                   DATE     1 YEAR    5 YEAR  INCEPTION  VALUE 2
                                ---------   -------   ------  ---------  -------
Institutional                     8/1/02     15.16%   12.11%    12.11%   $17,707
--------------------------------------------------------------------------------
Class A Shares                    8/1/02      9.11%   10.67%    10.67%   $16,605
--------------------------------------------------------------------------------
Class B Shares                    8/1/02      8.97%   10.74%    10.74%   $16,653
--------------------------------------------------------------------------------
Class C Shares                    8/1/02     13.98%   11.00%    11.00%   $16,849
--------------------------------------------------------------------------------
Advisor Shares                    8/1/02     10.83%   10.81%    10.81%   $11,522
--------------------------------------------------------------------------------
Dow Jones
Wilshire 5000 Index 1                        14.50%   11.17%    11.17%   $16,982
--------------------------------------------------------------------------------
Lehman Brothers
Intermediate
Government/Credit
Bond Index 1                                  5.59%    4.10%     4.10%   $12,225
--------------------------------------------------------------------------------
LifeModel Moderately
Aggressive Target
Neutral Asset Class
Index Blend 3                                13.74%   10.52%    10.52%   $16,160
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 0.47% (INSTITUTIONAL SHARES), 0.72% (CLASS A), 0.97% (ADVISOR SHARES) AND 1.47% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. THE QUOTED PERFORMANCE OF THE ADVISOR SHARES REFLECTS THE PERFORMANCE OF THE INSTITUTIONAL SHARES, ADJUSTED TO REFLECT EXPENSES AND SALES CHARGES FOR THE ADVISOR SHARES, FOR THE PERIOD PRIOR TO THE COMMENCEMENT OF OPERATIONS OF THE ADVISOR SHARES ON AUGUST 1, 2005.

--------------------------------------------------------------------------------
FUND HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                   [BAR CHART]

Fifth Third Quality Growth Fund                                          16.06%
Fifth Third International Equity Fund                                    13.08%
Fifth Third Structured Large Cap Plus Fund                               12.67%
Fifth Third Intermediate Bond Fund                                       12.48%
Fifth Third Disciplined Large Cap Value Fund                             10.97%
Fifth Third Mid Cap Growth Fund                                           7.20%
Fifth Third Short Term Bond Fund                                          6.94%
Fifth Third Multi Cap Value Fund                                          5.65%
Fifth Third Bond Fund                                                     5.03%
Fifth Third Small Cap Growth Fund                                         3.61%
Fifth Third High Yield Bond Fund                                          3.08%
Fifth Third Small Cap Value Fund                                          2.74%
Fifth Third Institutional Money Market Fund                               0.50%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL
MODERATELY AGGRESSIVE FUND SM
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

            LifeModel
            Moderately                   Lehman Brothers    LifeModel Moderately
            Aggressive     Dow Jones      Intermediate           Aggressive
          (Institutional    Wilshire       Government/      Target Neutral Asset
             Shares)       5000 Index   Credit Bond Index    Class Index Blend
          --------------   ----------   -----------------   --------------------
 8/1/02      $ 10,000       $ 10,000        $ 10,000              $ 10,000
             $  9,700       $  9,021        $ 10,331              $  9,432
  12/02      $ 10,290       $  9,682        $ 10,506              $ 10,009
             $ 10,011       $  9,344        $ 10,664              $  9,837
             $ 11,406       $ 10,842        $ 10,954              $ 11,043
             $ 11,866       $ 11,198        $ 10,952              $ 11,333
  12/03      $ 13,125       $ 12,533        $ 10,959              $ 12,311
             $ 13,421       $ 12,811        $ 11,230              $ 12,628
             $ 13,385       $ 12,933        $ 10,946              $ 12,646
             $ 13,117       $ 12,642        $ 11,242              $ 12,591
  12/04      $ 14,086       $ 13,870        $ 11,292              $ 13,511
             $ 13,871       $ 13,505        $ 11,193              $ 13,252
             $ 14,234       $ 13,760        $ 11,471              $ 13,582
             $ 14,710       $ 14,254        $ 11,411              $ 13,933
  12/05      $ 14,956       $ 14,503        $ 11,470              $ 14,182
             $ 15,757       $ 15,228        $ 11,426              $ 14,712
             $ 15,475       $ 14,865        $ 11,450              $ 14,526
             $ 15,981       $ 15,461        $ 11,816              $ 15,103
  12/06      $ 16,827       $ 16,498        $ 11,938              $ 15,560
             $ 17,222       $ 16,658        $ 12,128              $ 15,815
             $ 18,120       $ 17,597        $ 12,110              $ 16,486
7/31/07      $ 17,707       $ 16,982        $ 12,225              $ 16,160

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Dow Jones Wilshire 5000 Index, and the Lehman Brothers Intermediate Government/Credit Bond Index. The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Dow Jones Wilshire 5000 Index and the Lehman Brothers Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2007.

3 The LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Dow Jones Wilshire 5000 Index (70%) and the Lehman Brothers Intermediate Government/Credit Bond Index (30%). The LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL
MODERATE FUND (SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third LifeModel Moderate Fund (Institutional Shares) returned 12.60% on a net of fee basis, while its benchmark, a blend of the Wilshire 5000 and Lehman Brothers Intermediate Government/Credit Bond indices, advanced 11.37%.

During the period, international equities fared better than domestic stocks as global economies enjoyed expanding growth rates and the U.S. economy slowed. Corporate earnings growth for U.S. companies remained steady, however, and helped the Standard & Poor's 500 Index establish a record high in the closing weeks. Despite the rise, the S&P 500 Index's price-to-earnings ratio (P/E) remained at a historically reasonable level.

The Federal Reserve kept its key lending rate at 5.25% through the entire period, but rates along the yield curve fell, with the yield on 10-year Treasuries slipping from 4.98% to 4.74%.

A marketwide reassessment of risk tolerances late in the period led to setbacks among small cap stocks and lower quality bonds, especially as problems within the subprime mortgage market compounded a slowing real estate industry. As a whole, fixed income investments finished with modest single-digit type returns after enduring a rocky two-month stretch at the period's end.

Within the Fund, a bias toward large cap stocks aided performance, as did an emphasis on growth equities, which outperformed value stocks for the first time in five years. Exposure to international stocks helped as well. The Fund's bond exposure weighed on performance, as credit conditions worsened through June and July.

Although the market's late-period volatility could extend through the end of 2007, the Fund's diversified approach could prove particularly timely. To navigate the ups and downs, the Fund ended the period invested in a well-diversified collection of equities, bonds and a small cash position. The bond exposure sat at a slightly shorter duration than the Lehman Brothers Intermediate Government/Credit Bond Index - a tactic designed to benefit from a decline in interest rates.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

THE FUND INVESTS IN UNDERLYING FUNDS, SO ITS INVESTMENT PERFORMANCE IS DIRECTLY RELATED TO THE PERFORMANCE OF THOSE UNDERLYING FUNDS. BEFORE INVESTING, INVESTORS SHOULD ASSESS THE RISKS ASSOCIATED WITH AND TYPES OF INVESTMENTS MADE BY EACH OF THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS. STOCKS ARE MORE VOLATILE AND CARRY MORE RISK AND RETURN POTENTIAL THAN OTHER FORMS OF INVESTMENTS. BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE, PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. CASH EQUIVALENTS OFFER LOW RISK AND LOW RETURN POTENTIAL.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                INCEPTION                       SINCE    ENDING
                                   DATE     1 YEAR    5 YEAR  INCEPTION  VALUE 2
                                ---------   -------   ------  ---------  -------
Institutional                     8/1/02     12.60%    9.32%     9.32%   $15,611
--------------------------------------------------------------------------------
Class A Shares                    8/1/02      5.39%    6.43%     6.43%   $14,640
--------------------------------------------------------------------------------
Class B Shares                    8/1/02      5.17%    6.42%     6.42%   $14,650
--------------------------------------------------------------------------------
Class C Shares                    8/1/02     10.08%    6.73%     6.73%   $14,858
--------------------------------------------------------------------------------
Advisor Shares                    8/1/02      7.12%    6.54%     6.54%   $11,191
--------------------------------------------------------------------------------
Dow Jones
Wilshire 5000 Index 1                        14.50%   11.17%    11.17%   $16,982
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
Government/Credit
Bond Index 1                                  5.59%    4.10%     4.10%   $12,225
--------------------------------------------------------------------------------
LifeModel Moderate
Target Neutral Asset
Class Index Blend 3                          11.37%    8.69%     8.69%   $14,972
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 0.44% (INSTITUTIONAL SHARES), 0.69% (CLASS A), 0.94% (ADVISOR SHARES) AND 1.44% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. THE QUOTED PERFORMANCE OF THE ADVISOR SHARES REFLECTS THE PERFORMANCE OF THE INSTITUTIONAL SHARES, ADJUSTED TO REFLECT EXPENSES AND SALES CHARGES FOR THE ADVISOR SHARES, FOR THE PERIOD PRIOR TO THE COMMENCEMENT OF OPERATIONS OF THE ADVISOR SHARES ON AUGUST 1, 2005.

--------------------------------------------------------------------------------
FUND HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                   [BAR CHART]

Fifth Third Intermediate Bond Fund                                       22.13%
Fifth Third Short Term Bond Fund                                         12.67%
Fifth Third Quality Growth Fund                                          11.72%
Fifth Third International Equity Fund                                     9.37%
Fifth Third Bond Fund                                                     9.23%
Fifth Third Structured Large Cap Plus Fund                                8.65%
Fifth Third Disciplined Large Cap Value Fund                              8.07%
Fifth Third Mid Cap Growth Fund                                           5.15%
Fifth Third Multi Cap Value Fund                                          4.05%
Fifth Third High Yield Bond Fund                                          4.05%
Fifth Third Small Cap Growth Fund                                         2.58%
Fifth Third Small Cap Value Fund                                          1.96%
Fifth Third Institutional Money Market Fund                               0.36%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL
MODERATE FUND (SM)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

            LifeModel                    Lehman Brothers
             Moderate      Dow Jones      Intermediate       LifeModel Moderate
          (Institutional    Wilshire       Government/      Target Neutral Asset
             Shares)       5000 Index   Credit Bond Index    Class Index Blend
          --------------   ----------   -----------------   --------------------
 8/1/02      $ 10,000       $ 10,000        $ 10,000              $ 10,000
             $  9,594       $  9,021        $ 10,331              $  9,687
  12/02      $ 10,053       $  9,682        $ 10,506              $ 10,164
             $  9,894       $  9,344        $ 10,664              $ 10,083
             $ 10,944       $ 10,842        $ 10,954              $ 11,039
             $ 11,269       $ 11,198        $ 10,952              $ 11,247
  12/03      $ 12,129       $ 12,533        $ 10,959              $ 11,938
             $ 12,449       $ 12,811        $ 11,230              $ 12,242
             $ 12,367       $ 12,933        $ 10,946              $ 12,166
             $ 12,220       $ 12,642        $ 11,242              $ 12,223
  12/04      $ 12,892       $ 13,870        $ 11,292              $ 12,873
             $ 12,736       $ 13,505        $ 11,193              $ 12,665
             $ 13,045       $ 13,760        $ 11,471              $ 12,981
             $ 13,354       $ 14,254        $ 11,411              $ 13,202
  12/05      $ 13,547       $ 14,503        $ 11,470              $ 13,391
             $ 14,078       $ 15,228        $ 11,426              $ 13,732
             $ 13,876       $ 14,865        $ 11,450              $ 13,617
             $ 14,334       $ 15,461        $ 11,816              $ 14,128
  12/06      $ 14,948       $ 16,498        $ 11,938              $ 14,474
             $ 15,265       $ 16,658        $ 12,128              $ 14,708
             $ 15,845       $ 17,597        $ 12,110              $ 15,147
7/31/07      $ 15,611       $ 16,982        $ 12,225              $ 14,972

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Dow Jones Wilshire 5000 Index, and the Lehman Brothers Intermediate Government/Credit Bond Index. The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Dow Jones Wilshire 5000 Index and the Lehman Brothers Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2007.

3 The LifeModel Moderate Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Dow Jones Wilshire 5000 Index (50%) and the Lehman Brothers Intermediate Government/Credit Bond Index (50%). The LifeModel Moderate Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL
MODERATELY CONSERVATIVE FUND (SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third LifeModel Moderately Conservative Fund (Institutional Shares) returned 11.24% on a net of fee basis, while its benchmark, a blend of the Wilshire 5000 and Lehman Brothers Intermediate Government/Credit Bond indices, advanced 10.26%.

During the period, the Federal Reserve kept its key lending rate at 5.25%, but rates along the yield curve fell, with the yield on 10-year Treasuries slipping from 4.98% to 4.74%. A marketwide reassessment of risk tolerances late in the period led to setbacks for lower quality bonds, especially as problems within the subprime mortgage market compounded a slowing real estate industry. As a whole, fixed income investments finished with low-single-digit returns after enduring a rocky two-month stretch at the period's end.

Stocks fared much better, especially international holdings, which benefited from expanding economic growth rates around the globe. Although the U.S. economy slowed, corporate earnings growth remained steady and helped the Standard & Poor's 500 Index establish a record high.

Within the Fund, a bias toward stable, large cap stocks helped performance as bonds slumped while contending with worsening credit conditions in June and July. The Fund's modest international stock exposure enhanced performance, as did an emphasis on growth equities, which outperformed value stocks for the first time in five years. A shift away from a long-term bias helped the Fund's bond returns, although a small stake in high yield bonds suffered in the market's broader downturn.

Although the market's late-period volatility could extend through the end of 2007, the Fund's diversified approach could prove particularly timely. To navigate the ups and downs, the Fund ended the period invested in a well-diversified collection of bonds, equities and a small cash position. The bond exposure sat at a slightly shorter duration than the Lehman Brothers Intermediate Government/Credit Bond Index - a tactic designed to benefit from a decline in interest rates.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

THE FUND INVESTS IN UNDERLYING FUNDS, SO ITS INVESTMENT PERFORMANCE IS DIRECTLY RELATED TO THE PERFORMANCE OF THOSE UNDERLYING FUNDS. BEFORE INVESTING, INVESTORS SHOULD ASSESS THE RISKS ASSOCIATED WITH AND TYPES OF INVESTMENTS MADE BY EACH OF THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS. STOCKS ARE MORE VOLATILE AND CARRY MORE RISK AND RETURN POTENTIAL THAN OTHER FORMS OF INVESTMENTS. BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE, PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. CASH EQUIVALENTS OFFER LOW RISK AND LOW RETURN POTENTIAL.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                INCEPTION                           SINCE      ENDING
                  DATE       1 YEAR     5 YEAR    INCEPTION    VALUE 2
                  ----       ------     ------    ---------    -------
Institutional    8/1/02      11.24%      7.80%       7.80%     $14,555
----------------------------------------------------------------------
Class A Shares   8/1/02       5.39%      6.43%       6.43%     $13,655
----------------------------------------------------------------------
Class B Shares   8/1/02       5.17%      6.42%       6.42%     $13,649
----------------------------------------------------------------------
Class C Shares   8/1/02      10.08%      6.73%       6.73%     $13,849
----------------------------------------------------------------------
Advisor Shares   8/1/02       7.12%      6.54%       6.54%     $11,006
----------------------------------------------------------------------
Dow Jones
Wilshire 5000 Index 1        14.50%     11.17%      11.17%     $16,982
----------------------------------------------------------------------
Lehman Brothers
Intermediate
Government/Credit
Bond Index 1                  5.59%      4.10%       4.10%     $12,225
----------------------------------------------------------------------
LifeModel Moderately
Conservative Target
Neutral Asset
Class Index Blend 3          10.26%      7.83%       7.83%     $14,407
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 0.54% (INSTITUTIONAL SHARES), 0.79% (CLASS A), 1.04% (ADVISOR SHARES) AND 1.54% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. THE QUOTED PERFORMANCE OF THE ADVISOR SHARES REFLECTS THE PERFORMANCE OF THE INSTITUTIONAL SHARES, ADJUSTED TO REFLECT EXPENSES AND SALES CHARGES FOR THE ADVISOR SHARES, FOR THE PERIOD PRIOR TO THE COMMENCEMENT OF OPERATIONS OF THE ADVISOR SHARES ON AUGUST 1, 2005.

--------------------------------------------------------------------------------
FUND HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                  [BAR CHART]

Fifth Third Intermediate Bond Fund                                       27.18%
Fifth Third Short Term Bond Fund                                         15.51%
Fifth Third Bond Fund                                                    11.46%
Fifth Third Quality Growth Fund                                           9.10%
Fifth Third Structured Large Cap Plus Fund                                7.63%
Fifth Third International Equity Fund                                     7.54%
Fifth Third Disciplined Large Cap Value Fund                              6.16%
Fifth Third Mid Cap Growth Fund                                           4.15%
Fifth Third High Yield Bond Fund                                          4.02%
Fifth Third Multi Cap Value Fund                                          3.26%
Fifth Third Small Cap Growth Fund                                         2.08%
Fifth Third Small Cap Value Fund                                          1.58%
Fifth Third Institutional Money Market Fund                               0.33%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL
MODERATELY CONSERVATIVE FUND (SM)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]


                                                        Lehman Brothers     LifeModel Moderately
          LifeModel Moderately                           Intermediate           Conservative
              Conservative        Dow Jones Wilshire   Government/Credit       Target Neutral
         (Institutional Shares)       5000 Index          Bond Index       Asset Class Index Blend
         ----------------------   ------------------   -----------------   -----------------------
 8/1/02         $ 10,000               $ 10,000            $ 10,000               $ 10,000
                $  9,517               $  9,021            $ 10,331               $  9,816
  12/02         $  9,958               $  9,682            $ 10,506               $ 10,237
                $  9,844               $  9,344            $ 10,664               $ 10,203
                $ 10,726               $ 10,842            $ 10,954               $ 11,030
                $ 10,988               $ 11,198            $ 10,952               $ 11,197
  12/03         $ 11,674               $ 12,533            $ 10,959               $ 11,747
                $ 11,925               $ 12,811            $ 11,230               $ 12,045
                $ 11,817               $ 12,933            $ 10,946               $ 11,924
                $ 11,751               $ 12,642            $ 11,242               $ 12,033
  12/04         $ 12,291               $ 13,870            $ 11,292               $ 12,554
                $ 12,158               $ 13,505            $ 11,193               $ 12,370
                $ 12,437               $ 13,760            $ 11,471               $ 12,679
                $ 12,673               $ 14,254            $ 11,411               $ 12,839
  12/05         $ 12,822               $ 14,503            $ 11,470               $ 12,999
                $ 13,217               $ 15,228            $ 11,426               $ 13,254
                $ 13,073               $ 14,865            $ 11,450               $ 13,170
                $ 13,507               $ 15,461            $ 11,816               $ 13,648
  12/06         $ 14,009               $ 16,498            $ 11,938               $ 13,947
                $ 14,294               $ 16,658            $ 12,128               $ 14,176
                $ 14,725               $ 17,597            $ 12,110               $ 14,510
7/31/07         $ 14,555               $ 16,982            $ 12,225               $ 14,407


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Dow Jones Wilshire 5000 Index, and the Lehman Brothers Intermediate Government/Credit Bond Index. The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Dow Jones Wilshire 5000 Index and the Lehman Brothers Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31 , 2007.

3 The LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Dow Jones Wilshire 5000 Index (40%) and the Lehman Brothers Intermediate Government/Credit Bond Index (60%). The LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL
CONSERVATIVE FUND (SM)
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third LifeModel Conservative Fund (Institutional Shares) returned 8.58% on a net of fee basis, while its benchmark, a blend of the Wilshire 5000 and Lehman Brothers Intermediate Government/Credit Bond indices, advanced 7.92%.

During the period, the Federal Reserve kept its key lending rate at 5.25%, but rates along the yield curve fell, with the yield on 10-year Treasuries slipping from 4.98% to 4.74%. A marketwide reassessment of risk tolerances late in the period led to setbacks for lower quality bonds, especially as problems within the subprime mortgage market compounded a slowing real estate industry. As a whole, fixed income investments finished with low-single-digit returns after enduring a rocky two-month stretch at the period's end.

Stocks fared much better, especially international holdings, which benefited from expanding economic growth rates around the globe. Although the U.S. economy slowed, corporate earnings growth remained steady and helped the Standard & Poor's 500 Index establish a record high.

Within the Fund, an investment in stable, large cap stocks helped performance as bonds slumped while contending with worsening credit conditions in June and July. The Fund's small international stock exposure enhanced performance, as did an emphasis on growth equities, which outperformed value stocks for the first time in five years. A shift from a long-term bias helped the Fund's bond returns, although a small stake in high yield bonds suffered in the market's broader downturn.

Although the market's late-period volatility could extend through the end of 2007, the Fund's diversified approach could prove particularly timely. To navigate the ups and downs, the Fund ended the period invested in a well-diversified collection of bonds, equities and a small cash position. The bond exposure sat at a slightly shorter duration than the Lehman Brothers Intermediate Government/Credit Bond Index - a tactic designed to benefit from a decline in interest rates.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

THE FUND INVESTS IN UNDERLYING FUNDS, SO ITS INVESTMENT PERFORMANCE IS DIRECTLY RELATED TO THE PERFORMANCE OF THOSE UNDERLYING FUNDS. BEFORE INVESTING, INVESTORS SHOULD ASSESS THE RISKS ASSOCIATED WITH AND TYPES OF INVESTMENTS MADE BY EACH OF THE UNDERLYING FUNDS IN WHICH THE FUND INVESTS. STOCKS ARE MORE VOLATILE AND CARRY MORE RISK AND RETURN POTENTIAL THAN OTHER FORMS OF INVESTMENTS. BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE, PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. CASH EQUIVALENTS OFFER LOW RISK AND LOW RETURN POTENTIAL.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                INCEPTION                           SINCE      ENDING
                  DATE       1 YEAR     5 YEAR    INCEPTION    VALUE 2
                  ----       ------     ------    ---------    -------
Institutional    8/1/02       8.58%      6.15%      6.15%      $13,479
----------------------------------------------------------------------
Class A Shares   8/1/02       2.94%      4.79%      4.79%      $12,637
----------------------------------------------------------------------
Class B Shares   8/1/02       2.53%      4.77%      4.77%      $12,626
----------------------------------------------------------------------
Class C Shares   8/1/02       7.59%      5.11%      5.11%      $12,827
----------------------------------------------------------------------
Advisor Shares   8/1/02       4.64%      4.93%      4.93%      $10,700
----------------------------------------------------------------------
Dow Jones
Wilshire 5000 Index 1        14.50%     11.17%     11.17%      $16,982
----------------------------------------------------------------------
Lehman Brothers
Intermediate
Government/Credit
Bond Index 1                  5.59%      4.10%      4.10%      $12,225
----------------------------------------------------------------------
LifeModel Conservative
Target Neutral Asset
Class Index Blend 3           7.92%      5.95%      5.95%      $13,290
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 0.64% (INSTITUTIONAL SHARES), 0.89% (CLASS A), 1.14% (ADVISOR SHARES) AND 1.64% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. THE QUOTED PERFORMANCE OF THE ADVISOR SHARES REFLECTS THE PERFORMANCE OF THE INSTITUTIONAL SHARES, ADJUSTED TO REFLECT EXPENSES AND SALES CHARGES FOR THE ADVISOR SHARES, FOR THE PERIOD PRIOR TO THE COMMENCEMENT OF OPERATIONS OF THE ADVISOR SHARES ON AUGUST 1, 2005.

--------------------------------------------------------------------------------
FUND HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                  [BAR CHART]

Fifth Third Intermediate Bond Fund                                       35.85%
Fifth Third Short Term Bond Fund                                         20.72%
Fifth Third Bond Fund                                                    15.23%
Fifth Third High Yield Bond Fund                                          4.95%
Fifth Third Quality Growth Fund                                           4.93%
Fifth Third International Equity Fund                                     3.97%
Fifth Third Structured Large Cap Plus Fund                                3.76%
Fifth Third Disciplined Large Cap Value Fund                              3.38%
Fifth Third Mid Cap Growth Fund                                           2.19%
Fifth Third Multi Cap Value Fund                                          1.71%
Fifth Third Institutional Money Market Fund                               1.38%
Fifth Third Small Cap Growth Fund                                         1.10%
Fifth Third Small Cap Value Fund                                          0.83%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
FIFTH THIRD LIFEMODEL
CONSERVATIVE FUND (SM)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


                                                          Lehman Brothers         LifeModel
               LifeModel                                   Intermediate      Conservative Target
              Conservative         Dow Jones Wilshire    Government/Credit   Neutral Asset Class
         (Institutional Shares)        5000 Index           Bond Index           Index Blend
         ----------------------    ------------------    -----------------   -------------------
 8/1/02         $ 10,000                $ 10,000             $ 10,000             $ 10,000
                $  9,909                $  9,021             $ 10,331             $ 10,073
  12/02         $ 10,233                $  9,682             $ 10,506             $ 10,377
                $ 10,245                $  9,344             $ 10,664             $ 10,437
                $ 10,840                $ 10,842             $ 10,954             $ 11,000
                $ 10,996                $ 11,198             $ 10,952             $ 11,082
  12/03         $ 11,383                $ 12,533             $ 10,959             $ 11,356
                $ 11,609                $ 12,811             $ 11,230             $ 11,641
                $ 11,450                $ 12,933             $ 10,946             $ 11,436
                $ 11,500                $ 12,642             $ 11,242             $ 11,643
  12/04         $ 11,819                $ 13,870             $ 11,292             $ 11,919
                $ 11,714                $ 13,505             $ 11,193             $ 11,779
                $ 11,979                $ 13,760             $ 11,471             $ 12,073
                $ 12,086                $ 14,254             $ 11,411             $ 12,118
  12/05         $ 12,194                $ 14,503             $ 11,470             $ 12,225
                $ 12,414                $ 15,228             $ 11,426             $ 12,321
                $ 12,345                $ 14,865             $ 11,450             $ 12,295
                $ 12,737                $ 15,461             $ 11,816             $ 12,714
  12/06         $ 13,074                $ 16,498             $ 11,938             $ 12,919
                $ 13,305                $ 16,658             $ 12,128             $ 13,128
                $ 13,528                $ 17,597             $ 12,110             $ 13,274
7/31/07         $ 13,479                $ 16,982             $ 12,225             $ 13,290


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Dow Jones Wilshire 5000 Index, and the Lehman Brothers Intermediate Government/Credit Bond Index. The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

      The Dow Jones Wilshire 5000 Index and the Lehman Brothers Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2007.

3 The LifeModel Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of the Dow Jones Wilshire 5000 Index (20%) and the Lehman Brothers Intermediate Government/Credit Bond Index (80%). The LifeModel Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Strategic Income Fund (Institutional Shares) gained 4.97% on a net of fee basis, underperforming its primary benchmark, the Lehman Brothers Intermediate Credit Bond Index, which returned 5.53%, and its secondary benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 5.56%.

While the Federal Reserve kept watch over the inflation rate and left its key lending rate alone, a meltdown in the subprime mortgage market sapped investments from across the income-generating spectrum. Real estate investment trusts (REITs), preferred stocks and corporate bonds all lost ground compared to U.S. Treasury issues, especially late in the period. Further complicating the volatile landscape was a general disregard for high quality assets, which suffered alongside much riskier bets.

The Fund's exposure to REITs hurt as investors bailed out of real estate-related assets. Despite trimming the position back just before the swoon and sticking with fundamentally sound companies, the Fund's REIT holdings endured a sizeable drop, relative to the benchmark.

Similarly, the Fund's allocation to preferred stocks had drifted lower after the higher-yielding equities peaked in the low-volatility environment of 2006. Market turbulence during the first half of 2007 prompted many to exit the space, however, which led to negative returns. By the period's close, the Fund's weighting in preferred issues sat at about 30% of total assets.

The selloff in corporate bonds, where yields had approached historic lows in relation to Treasuries before the correction, failed to differentiate between investment grade and high yield issues. As a result, the Fund's overweight position, relative to the benchmark, in higher quality corporate bonds dropped alongside lower quality names and detracted from returns.

Positive contributors included bonds issued by countries with emerging economies and floating rate notes, which generally offer an edge when the Federal Reserve holds firm longer than expected. Moving forward, the fund is positioned to capitalize when the market's volatility discounts fundamentally sound, high quality investments that further the goal of solid, consistent income generation.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                               ENDING
                             1 YEAR     5 YEAR     10 YEAR     VALUE 2
                             ------     ------     -------     -------
Institutional                 4.97%      6.13%      6.37%      $18,537
----------------------------------------------------------------------
Class A Shares               -0.50%      4.71%      5.54%      $17,139
----------------------------------------------------------------------
Class B Shares               -1.02%      4.77%      5.47%      $17,025
----------------------------------------------------------------------
Class C Shares                3.98%      5.09%      5.42%      $16,949
----------------------------------------------------------------------
Advisor Shares                1.14%      4.92%      5.64%      $17,305
----------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index 1        5.56%      4.40%      5.82%      $17,612
----------------------------------------------------------------------
Lehman Brothers
Intermediate Credit
Bond Index 1                  5.53%      5.05%      5.84%      $17,638
----------------------------------------------------------------------
Lipper Flexible
Income Funds Average 1        3.37%      0.54%     -0.88%      $12,190
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.34% (INSTITUTIONAL SHARES), 1.59% (CLASS A), 1.85% (ADVISOR SHARES) AND 2.34% (CLASSES B & C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

FOR THE PERIOD PRIOR TO OCTOBER 22,2001,THE QUOTED PERFORMANCE FOR THE FIFTH THIRD STRATEGIC INCOME FUND INSTITUTIONAL SHARES REFLECTS THE PERFORMANCE OF THE FIFTH THIRD/ MAXUS INCOME FUND INSTITUTIONAL SHARES WITH AN INCEPTION DATE OF SEPTEMBER 1, 1998. PRIOR TO SEPTEMBER 1,1998 THE QUOTED PERFORMANCE REFLECTS THE PERFORMANCE FOR THE FIFTH THIRD/MAXUS INCOME FUND INVESTOR SHARES. CLASS A, CLASS B AND CLASS C SHARES WERE INITIALLY OFFERED ON APRIL 1, 2004, APRIL 1, 2004 AND OCTOBER 29, 2001, RESPECTIVELY. THE PERFORMANCE FIGURES FOR CLASS A, CLASS B AND CLASS C SHARES FOR PERIODS PRIOR TO SUCH DATES REPRESENT THE PERFORMANCE FOR ADVISOR SHARES AND IS ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR THE RESPECTIVE SHARE CLASS. PRIOR TO OCTOBER 22, 2001, THE QUOTED PERFORMANCE FOR ADVISOR SHARES REFLECTS THE PERFORMANCE OF THE FIFTH THIRD/MAXUS INCOME FUND INVESTOR SHARES WITH AN INCEPTION DATE OF MARCH 10, 1985.

--------------------------------------------------------------------------------
FUND HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                  [BAR CHART]

Preferred Stocks                                                         31.82%
Corporate Bonds                                                          23.33%
Investment Companies                                                      8.76%
Investments in Affiliates                                                 8.49%
Common Stocks                                                             7.62%
Foreign Bonds                                                             4.55%
Mortgage-Backed Securities                                                4.37%
Real Estate Investment Trusts                                             3.77%
U.S. Government Agencies                                                  3.72%
Asset-Backed Securities                                                   2.17%
Convertible Bonds                                                         0.75%
U.S. Treasury Obligations                                                 0.64%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT



                                    Lehman Brothers     Lehman Brothers     Lipper Flexible
            Strategic Income         Intermediate       Aggregate Bond       Income Funds
         (Institutional Shares)    Credit Bond Index         Index              Average
         ----------------------    -----------------    ---------------     ---------------
7/31/97         $ 10,000               $ 10,000            $ 10,000            $ 10,000
                $ 10,116               $ 10,051            $ 10,061            $  9,986
  12/97         $ 10,301               $ 10,245            $ 10,357            $  9,574
                $ 10,540               $ 10,418            $ 10,518            $  9,551
                $ 10,583               $ 10,626            $ 10,764            $  9,493
                $ 10,571               $ 11,050            $ 11,219            $  9,982
  12/98         $ 10,669               $ 11,095            $ 11,257            $  9,499
                $ 10,598               $ 11,096            $ 11,201            $  9,251
                $ 10,920               $ 11,005            $ 11,103            $  9,116
                $ 10,570               $ 11,083            $ 11,178            $  8,958
  12/99         $ 10,058               $ 11,113            $ 11,164            $  8,547
                $ 10,483               $ 11,251            $ 11,411            $  8,606
                $ 11,110               $ 11,412            $ 11,609            $  8,739
                $ 11,439               $ 11,778            $ 11,959            $  8,807
  12/00         $ 11,721               $ 12,163            $ 12,462            $  9,042
                $ 12,359               $ 12,645            $ 12,841            $  9,768
                $ 12,769               $ 12,773            $ 12,913            $  9,580
                $ 12,984               $ 13,303            $ 13,508            $ 10,060
  12/01         $ 13,260               $ 13,349            $ 13,515            $  9,906
                $ 13,435               $ 13,326            $ 13,527            $  9,771
                $ 13,806               $ 13,748            $ 14,027            $ 10,310
                $ 14,079               $ 14,324            $ 14,670            $ 11,198
  12/02         $ 14,304               $ 14,701            $ 14,901            $ 11,112
                $ 14,589               $ 15,032            $ 15,108            $ 11,213
                $ 15,375               $ 15,634            $ 15,486            $ 11,397
                $ 15,277               $ 15,653            $ 15,463            $ 11,339
  12/03         $ 15,781               $ 15,714            $ 15,512            $ 11,539
                $ 16,375               $ 16,156            $ 15,924            $ 11,814
                $ 15,613               $ 15,702            $ 15,535            $ 11,293
                $ 16,378               $ 16,229            $ 16,032            $ 11,656
  12/04         $ 16,876               $ 16,353            $ 16,185            $ 11,769
                $ 16,502               $ 16,162            $ 16,107            $ 11,575
                $ 17,115               $ 16,607            $ 16,592            $ 11,775
                $ 17,140               $ 16,520            $ 16,480            $ 11,701
  12/05         $ 17,203               $ 16,585            $ 16,578            $ 11,630
                $ 17,469               $ 16,497            $ 16,471            $ 11,685
                $ 17,352               $ 16,507            $ 16,458            $ 11,687
                $ 18,119               $ 17,113            $ 17,085            $ 11,932
  12/06         $ 18,625               $ 17,332            $ 17,297            $ 12,163
                $ 18,910               $ 17,625            $ 17,557            $ 12,325
                $ 18,724               $ 17,554            $ 17,466            $ 12,218
7/31/07         $ 18,537               $ 17,638            $ 17,612            $ 12,190


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Lehman Brothers Intermediate Credit Bond Index, the Lehman Brothers Aggregate Bond Index and the Lipper Flexible Income Funds Average. The Lehman Brothers Intermediate Credit Bond Index is generally representative of investment grade corporate bonds with maturities from one to ten years. The Lehman Brothers Aggregate Bond Index is generally representative of the bond market as a whole.The Lipper Flexible Income Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Lehman Brothers Intermediate Credit Bond Index and the Lehman Brothers Aggregate Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Flexible Income Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The Ending Value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Dividend Growth Fund (Institutional Shares) gained 15.22% on a net of fee basis, trailing its benchmark, the Standard & Poor's 500 Index, which returned 16.13%.

Reflecting healthy economic growth rates around the globe, economically sensitive stocks thrived during the period. Sectors such as industrials and materials led the way as investors favored companies with lower quality characteristics and value traits.

Emphasizing higher quality names with consistent growth prospects, the Fund missed out on some of the rallying names, but effective stock selection contributed to solid gains, especially through the second half of the year. Helping significantly were a number of holdings that either approved dividend hikes at robust rates, offered special dividends or announced large share buybacks.

Sector allocations diminished the Fund's performance, including an overweight stake, relative to the benchmark, in the consumer staples sector, especially among food, beverage and tobacco stocks. An underweight in the information technology sector also hindered gains. Additionally, investments in the pharmaceuticals and biotechnology space hurt performance.

Positive contributors included the consumer discretionary sector, where the Fund avoided the troubled homebuilding and automobile industries and profited from exposure to leisure companies and apparel outfits.

The financials sector struggled mightily amid expanding mortgage and credit problems, but the Fund's exposure added significantly to outperformance during the period. The complete absence of mortgage brokers and home loan service providers helped, as did the effort to decrease exposure to banks and diversify into asset managers and insurance companies.

Oilfield service and drilling companies lifted the Fund's energy sector position. By the period's end, the Fund's exposure to the energy and information technology (IT) sectors had been increased, with an emphasis on semiconductor-related names emerging in the IT space.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

BECAUSE THE FUND MAY INVEST IN A SINGLE INDUSTRY, ITS SHARES DO NOT REPRESENT A COMPLETE INVESTMENT PROGRAM. AS A NON-DIVERSIFIED FUND, THE VALUE OF THE SHARES MAY FLUCTUATE MORE THAN SHARES INVESTED IN A BROADER RANGE OF INDUSTRIES AND COMPANIES.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                               ENDING
                             1 YEAR     5 YEAR     10 YEAR     VALUE 2
                             ------     ------     -------     -------
Institutional                15.22%      7.81%      0.67%      $10,688
----------------------------------------------------------------------
Class A Shares                9.21%      6.49%     -0.05%      $ 9,953
----------------------------------------------------------------------
Class B Shares                9.11%      6.44%     -0.26%      $ 9,740
----------------------------------------------------------------------
Class C Shares               14.12%      6.78%     -0.26%      $ 9,745
----------------------------------------------------------------------
Advisor Shares               10.98%      6.57%     -0.13%      $ 9,868
----------------------------------------------------------------------
S&P 500 Index 1              16.13%     11.81%      5.98%      $17,868
----------------------------------------------------------------------
Russell 1000(R) Index 1      16.45%     12.35%      6.37%      $18,547
----------------------------------------------------------------------
Lipper Large-Cap
Core Funds Average 1         15.61%     10.45%      5.04%      $16,403
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.67% (INSTITUTIONAL SHARES), 1.92% (CLASS A), 2.66% (CLASS B), 2.67% (CLASS C), AND 2.17% (ADVISOR SHARES). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. FOR THE PERIOD PRIOR TO MARCH 6, 1998 THE QUOTED PERFORMANCE OF THE DIVIDEND GROWTH FUND REFLECTS THE PERFORMANCE OF THE CLASS A SHARES OF THE PINNACLE FUND. THE INCEPTION DATES FOR THE INSTITUTIONAL, CLASS B, CLASS C AND ADVISOR SHARES OF THE FUND ARE AUGUST 11, 1998, OCTOBER 11, 2000, MARCH 9, 1998 AND AUGUST 1, 2005, RESPECTIVELY. PRIOR TO SUCH DATES, QUOTED PERFORMANCE REFLECTS THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B, CLASS C AND ADVISOR SHARES.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

Exxon Mobil Corp. ....................................................    4.82%
General Electric Co. .................................................    3.80%
Procter & Gamble Co. .................................................    3.36%
PepsiCo, Inc. ........................................................    3.27%
United Technologies Corp. ............................................    3.12%
Praxair, Inc. ........................................................    2.74%
Altria Group, Inc. ...................................................    2.61%
Citigroup, Inc. ......................................................    2.43%
State Street Corp. ...................................................    2.41%
Emerson Electric Co. .................................................    2.36%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT



                                                                      Lipper Large-Cap
            Dividend Growth        Russell 1000(R)                       Core Funds
         (Institutional Shares)         Index         S&P 500 Index       Average
         ----------------------    ---------------    -------------   ----------------
7/31/97         $ 10,000              $ 10,000           $ 10,000         $ 10,000
                $  9,971              $ 10,051           $  9,957         $ 10,069
  12/97         $ 10,391              $ 10,353           $ 10,243         $ 10,196
                $ 12,027              $ 11,737           $ 11,671         $ 11,463
                $ 12,241              $ 12,031           $ 12,057         $ 11,694
                $ 11,056              $ 10,790           $ 10,858         $ 10,378
  12/98         $ 13,813              $ 13,151           $ 13,170         $ 12,506
                $ 14,337              $ 13,693           $ 13,826         $ 12,930
                $ 14,718              $ 14,668           $ 14,800         $ 13,878
                $ 13,961              $ 13,700           $ 13,877         $ 12,952
  12/99         $ 15,421              $ 15,901           $ 15,943         $ 14,776
                $ 15,972              $ 16,595           $ 16,305         $ 15,235
                $ 15,405              $ 16,025           $ 15,871         $ 14,886
                $ 14,708              $ 16,140           $ 15,718         $ 14,993
  12/00         $ 12,374              $ 14,662           $ 14,488         $ 14,144
                $ 10,066              $ 12,820           $ 12,770         $ 12,489
                $ 10,513              $ 13,629           $ 13,518         $ 13,145
                $  8,904              $ 11,553           $ 11,534         $ 11,187
  12/01         $  9,676              $ 12,837           $ 12,766         $ 12,361
                $  9,412              $ 12,932           $ 12,802         $ 12,400
                $  8,006              $ 11,191           $ 11,087         $ 10,821
                $  6,693              $  9,299           $  9,171         $  8,983
  12/02         $  6,803              $ 10,057           $  9,945         $  9,632
                $  6,543              $  9,762           $  9,632         $  9,276
                $  7,242              $ 11,298           $ 11,114         $ 10,634
                $  7,262              $ 11,636           $ 11,409         $ 10,880
  12/03         $  8,188              $ 13,063           $ 12,798         $ 12,159
                $  8,424              $ 13,312           $ 13,014         $ 12,321
                $  8,436              $ 13,499           $ 13,238         $ 12,453
                $  7,754              $ 13,254           $ 12,991         $ 12,154
  12/04         $  8,558              $ 14,553           $ 14,190         $ 13,247
                $  8,075              $ 14,276           $ 13,885         $ 12,984
                $  8,266              $ 14,569           $ 14,075         $ 13,133
                $  8,676              $ 15,144           $ 14,582         $ 13,608
  12/05         $  8,940              $ 15,465           $ 14,889         $ 13,902
                $  9,244              $ 16,160           $ 15,515         $ 14,466
                $  9,112              $ 15,892           $ 15,292         $ 14,161
                $  9,602              $ 16,695           $ 16,158         $ 14,881
  12/06         $ 10,105              $ 17,856           $ 17,240         $ 15,831
                $ 10,202              $ 18,073           $ 17,350         $ 15,901
                $ 10,885              $ 19,138           $ 18,440         $ 16,921
7/31/07         $ 10,688              $ 18,547           $ 17,868         $ 16,403


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the S&P 500 Index, the Russell 1000(R) Index and the Lipper Large-Cap Core Funds Average. The Fund changed its benchmark index from the Russell 1000(R) Index to the S&P 500 Index, effective August 1, 2005, in order to better represent the Fund's investment policies for comparison purposes. The S&P 500 Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Core Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The S&P 500 Index and the Russell 1000(R) Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Large-Cap Core Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
TECHNOLOGY FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Technology Fund (Institutional Shares) returned 15.41% on a net of fee basis, trailing its benchmark, the Merrill Lynch 100 Technology Index, which advanced 29.13%.

The information technology (IT) sector generally outperformed the broader market during the period, buoyed by a recovery rally early on and solid demand dynamics in the latter months. After dropping dramatically during the first half of 2006, IT stocks climbed impressively following the Federal Reserve's mid-year decision to stop increasing its key interest rate.

Aside from some occasional turbulence, IT stocks continued to rise through much of 2007 as companies consistently topped modest earnings expectations and raised outlooks for the coming quarters. Aiding prospects was considerable exposure to the corporate sector, which was expected to weather the U.S. economy's slowdown better than the average consumer.

Within the Fund, stock selection, especially among software, Internet and healthcare technology holdings hindered performance. The software group underperformed the benchmark as a whole, and the Fund's lagging exposure was further dragged down by an overweight stake, relative to the benchmark. Among Internet-related names, the Fund missed out on some strong performers, including a couple of leading gainers from the travel space.

Similarly, the Fund had no exposure to a pair of high-priced buyouts within the healthcare technology group. By the period's end, the Fund had eliminated its healthcare tech holdings, as well as positions within the biotechnology space, in order to boost its exposure to the semiconductor industry, IT service providers and electrical equipment developers.

Electrical equipment stocks provided a lift during the period, as did communication equipment manufacturers. More specifically, cable producers benefited from an increase in network upgrade activity in the U.S. and abroad.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

THE FUND'S VALUE AND ITS RETURNS MAY BE CONSIDERABLY MORE VOLATILE AND POSE GREATER RISKS DUE TO THE NATURE OF THE TECHNOLOGY SECTOR (SHORT PRODUCT CYCLES, PRICE COMPETITION, OBSOLESCENCE OF EXISTING TECHNOLOGY) THAN THE VALUES AND RETURNS OF OTHER MUTUAL FUNDS INVESTED IN A BROADER RANGE OF INDUSTRIES AND COMPANIES. THE FUND COULD FLUCTUATE IN PRICE MORE THAN MOST FUNDS, DUE TO THE VOLATILE NATURE OF THE TECHNOLOGY SECTOR.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                INCEPTION                           SINCE      ENDING
                  DATE       1 YEAR     5 YEAR    INCEPTION    VALUE 2
                  ----       ------     ------    ---------    -------
Institutional    6/5/00      15.41%     15.91%     -7.20%      $ 5,859
----------------------------------------------------------------------
Class A Shares   6/5/00       9.30%     14.43%     -8.09%      $ 5,466
----------------------------------------------------------------------
Class B Shares   6/5/00       9.12%     14.53%     -8.10%      $ 6,326
----------------------------------------------------------------------
Class C Shares   6/5/00      14.16%     14.74%     -8.13%      $ 5,450
----------------------------------------------------------------------
Advisor Shares   6/5/00      10.97%     14.53%     -8.10%      $12,923
----------------------------------------------------------------------
Merrill Lynch 100
Technology Index 1           29.13%     18.65%     -6.51%      $ 6,178
----------------------------------------------------------------------
Lipper Science and
Technology Funds Average 1   26.97%     14.36%      5.76%      $ 4,491
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.55% (INSTITUTIONAL SHARES), 1.81% (CLASS A), 2.56% (CLASS B), 2.55% (CLASS C), AND 2.06% (ADVISOR SHARES). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. THE INCEPTION DATE FOR THE INSTITUTIONAL, CLASS A AND CLASS C SHARES OF THE TECHNOLOGY FUND IS JUNE 5, 2000.THE INCEPTION DATE FOR CLASS B AND ADVISOR SHARES IS OCTOBER 11, 2000 AND OCTOBER 29, 2001, RESPECTIVELY. THE QUOTED PERFORMANCE PRIOR TO THE INCEPTION OF CLASS B AND ADVISOR SHARES IS BASED ON THE PERFORMANCE OF CLASS A SHARES ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B AND ADVISOR SHARES.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

Business Objects SA ADR ..............................................    5.00%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR .....................    4.57%
International Business Machines Corp. ................................    4.57%
Infineon Technologies AG ADR .........................................    4.19%
IAC/InterActiveCorp ..................................................    4.00%
Cisco Systems, Inc. ..................................................    3.70%
McAfee, Inc. .........................................................    3.67%
eBay, Inc. ...........................................................    3.49%
Accenture, Ltd., Class A .............................................    3.24%
Kla-Tencor Corp. .....................................................    2.91%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
TECHNOLOGY FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                                   Merrill Lynch 100    Lipper Science
               Technology             Technology        and Technology
         (Institutional Shares)      Funds Average      Funds Average
         ----------------------    -----------------    --------------
 6/5/00         $ 10,000               $ 10,000            $ 10,000
                $ 10,185               $ 11,378            $  8,924
                $  9,895               $ 10,955            $  8,687
  12/00         $  7,413               $  6,655            $  5,736
                $  4,925               $  4,662            $  3,936
                $  5,743               $  5,384            $  4,445
                $  3,709               $  3,183            $  2,804
  12/01         $  4,951               $  4,495            $  3,786
                $  4,542               $  4,362            $  3,521
                $  3,058               $  3,027            $  2,537
                $  2,114               $  2,076            $  1,871
  12/02         $  2,871               $  2,632            $  2,212
                $  2,887               $  2,629            $  2,203
                $  4,073               $  3,421            $  2,774
                $  4,628               $  3,848            $  3,080
  12/03         $  5,405               $  4,458            $  3,475
                $  5,375               $  4,526            $  3,523
                $  5,026               $  4,541            $  3,513
                $  4,214               $  4,037            $  3,123
  12/04         $  5,031               $  4,787            $  3,636
                $  4,552               $  4,397            $  3,312
                $  4,703               $  4,437            $  3,417
                $  5,163               $  4,875            $  3,683
  12/05         $  5,410               $  5,084            $  3,828
                $  6,177               $  5,541            $  4,128
                $  5,380               $  5,048            $  3,732
                $  5,405               $  5,336            $  3,874
  12/06         $  5,698               $  5,655            $  4,103
                $  5,768               $  5,677            $  4,152
                $  6,152               $  6,226            $  4,529
7/31/07         $  5,859               $  6,178            $  4,491

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Merrill Lynch 100 Technology Index and the Lipper Science and Technology Funds Average. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross-section of large, actively traded technology stocks and American Depository Receipts. The Lipper Science and Technology Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Merrill Lynch 100 Technology Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Science and Technology Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31 , 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third International Equity Fund (Institutional Shares) gained 24.57% on a net of fee basis, compared to its benchmark, the MSCI EAFE(R) Index, which advanced 23.91%.

While the pace of U.S. economic growth decelerated over the course of the period, growth in most of Asia and Europe picked up steam. Most notably, developing Asian countries such as China and India enjoyed robust expansion rates for the entire period. In Europe, growth surprised to the upside throughout 2006, but expectations moderated somewhat in 2007. Persistent concerns over growing inflationary pressures, however, prompted the European Central Bank to raise its key lending rate five times during the 12-month period.

Japan's economy disappointed observers as weaker than expected consumer and corporate spending lingered through the first two quarters of 2007. Meanwhile, core inflation retreated into negative territory, making it harder for the Bank of Japan to consider raising interest rates to normalize the country's rate structure and to stem potential future real estate price inflation.

From an equity perspective, Asian emerging markets were top performers, followed by European holdings. Japanese stocks generally lagged.

Within the Fund, overweight stakes, relative to the benchmark, in economically sensitive sectors such as materials and industrials bolstered gains. An underweight position in the traditionally defensive consumer staples space also proved advantageous. Geographically speaking, underweight exposure to the United Kingdom and Switzerland helped returns.

On the downside, underweight positions in the energy, healthcare and information technology sectors hindered performance, as did underweight stakes in Finland, Denmark and Australia.

Investors' reassessment of risk tolerances contributed to the markets' late-period volatility. In addition, core inflation factors were trending upward at the period's close. The Fund responded by modestly trimming its exposure to higher volatility stocks.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

AN INVESTMENT IN THIS FUND ENTAILS THE SPECIAL RISKS OF INTERNATIONAL INVESTING, INCLUDING CURRENCY EXCHANGE FLUCTUATION, GOVERNMENT REGULATIONS, AND THE POTENTIAL FOR POLITICAL AND ECONOMIC INSTABILITY. THE FUND'S SHARE PRICE IS EXPECTED TO BE MORE VOLATILE THAN THAT OF A U.S.-ONLY FUND.

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                               ENDING
                             1 YEAR     5 YEAR     10 YEAR     VALUE 2
                             ------     ------     -------     -------
Institutional                24.57%     17.79%      7.46%      $20,531
----------------------------------------------------------------------
Class A Shares               18.10%     16.36%      6.72%      $19,168
----------------------------------------------------------------------
Class B Shares               18.36%     16.40%      6.43%      $18,643
----------------------------------------------------------------------
Class C Shares               23.40%     16.60%      6.48%      $18,735
----------------------------------------------------------------------
Advisor Shares               19.92%     16.46%      6.64%      $19,027
----------------------------------------------------------------------
MSCI EAFE Index 1            23.91%     19.85%      7.33%      $20,284
----------------------------------------------------------------------
Lipper International
Large-Cap Core
Funds Average 1              22.65%     17.18%      6.41%      $18,427
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.36% (INSTITUTIONAL SHARES), 1.61% (CLASS A), 2.35% (CLASS B & C), AND 1.86% (ADVISOR SHARES). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 5.0% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. CLASS A SHARES WERE INITIALLY OFFERED ON AUGUST 18, 1994. CLASS B AND CLASS C SHARES WERE INITIALLY OFFERED ON OCTOBER 11, 2000 AND APRIL 25, 1996, RESPECTIVELY. THE PERFORMANCE FIGURES FOR CLASS B AND CLASS C SHARES FOR PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR CLASS A SHARES ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B AND CLASS C SHARES. INSTITUTIONAL SHARES WERE INITIALLY OFFERED ON OCTOBER 9, 1998.THE PERFORMANCE FIGURES FOR INSTITUTIONAL SHARES FOR PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR CLASS A SHARES. ADVISOR SHARES WERE INITIALLY OFFERED ON NOVEMBER 10, 2003.THE PERFORMANCE FIGURES FOR ADVISOR SHARES FOR THE PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR CLASS A SHARES ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR ADVISOR SHARES.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

Toyota Motor Corp. ...................................................    1.82%
BP PLC ...............................................................    1.26%
BHP Billiton, Ltd. ...................................................    1.14%
Siemens AG ...........................................................    1.04%
Nokia Oyj ............................................................    1.02%
E.ON AG ..............................................................    1.01%
Vodafone Group PLC ...................................................    0.95%
Royal Dutch Shell PLC, A Shares ......................................    0.92%
Total SA .............................................................    0.88%
Mitsubishi UFJ Financial Group, Inc. .................................    0.86%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                                  Lipper International
          International Equity     MSCI EAFE(R)        Large Cap
         (Institutional Shares)       Index        Core Funds Average
          ---------------------    ------------   -------------------
7/31/97         $ 10,000             $ 10,000           $ 10,000
                $  9,842             $  9,771           $  9,847
  12/97         $  9,363             $  9,006           $  9,127
                $ 10,833             $ 10,331           $ 10,495
                $ 11,085             $ 10,441           $ 10,551
                $  9,769             $  8,957           $  8,803
  12/98         $ 11,184             $ 10,802           $ 10,327
                $ 11,323             $ 10,953           $ 10,568
                $ 11,554             $ 11,257           $ 11,146
                $ 11,979             $ 11,749           $ 11,560
  12/99         $ 14,104             $ 13,722           $ 14,388
                $ 13,771             $ 13,707           $ 14,522
                $ 13,307             $ 13,188           $ 13,863
                $ 12,428             $ 12,122           $ 12,720
  12/00         $ 12,095             $ 11,777           $ 12,157
                $ 10,728             $ 10,163           $ 10,419
                $ 10,670             $ 10,057           $ 10,381
                $  9,583             $  8,649           $  8,793
  12/01         $  9,930             $  9,252           $  9,518
                $ 10,084             $  9,299           $  9,556
                $  9,954             $  9,102           $  9,273
                $  8,167             $  7,306           $  7,365
  12/02         $  8,563             $  7,777           $  7,821
                $  7,849             $  7,138           $  7,115
                $  9,111             $  8,514           $  8,362
                $  9,778             $  9,206           $  8,885
  12/03         $ 11,411             $ 10,778           $ 10,310
                $ 11,593             $ 11,246           $ 10,658
                $ 11,762             $ 11,270           $ 10,589
                $ 11,593             $ 11,239           $ 10,564
  12/04         $ 13,233             $ 12,960           $ 12,047
                $ 13,085             $ 12,939           $ 11,973
                $ 12,937             $ 12,809           $ 11,842
                $ 14,392             $ 14,138           $ 13,099
  12/05         $ 15,082             $ 14,715           $ 13,649
                $ 16,456             $ 16,097           $ 14,936
                $ 16,315             $ 16,210           $ 14,874
                $ 16,854             $ 16,846           $ 15,400
  12/06         $ 18,445             $ 18,591           $ 16,955
                $ 19,290             $ 19,348           $ 17,521
                $ 20,927             $ 20,587           $ 18,763
7/31/07         $ 20,531             $ 20,284           $ 18,427

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE)(R) Index and the Lipper International Large-Cap Core Funds Average. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE)(R) Index is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries. The Lipper International Large-Cap Core Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The MSCI EAFE(R) Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper International Large-Cap Core Funds Average and the Fund's performance reflect the deduction of fees for these value- added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third High Yield Bond Fund (Institutional Shares) returned 5.85% on a net of fee basis, trailing its benchmark, the Merrill Lynch High Yield Master Index, which returned 7.00%.

In general, high yield bonds enjoyed an impressive runup through the first 10 months of the period as investors increasingly shrugged off expanding risk factors and bid speculative issues higher. The heightened demand led to all-time lows in the spread, or difference, between high yield bonds and Treasury equivalents and paved the way for a number of lower quality issues to come to market. Many of the new issues featured looser lending covenants, which further increased the risk factors.

Over the final two months of the period, growing worries over the subprime mortgage industry prompted a shift in attitudes about risk and many investors exited the high yield arena for more stable assets. As a result, values of lower quality debt sagged away from historically rich values, although notes rated CCC still managed to finish the period with a 9.50% gain.

The Fund's underperformance throughout the period stemmed in part from a lack of exposure to lower quality bonds. Further hindering returns was exposure to the beleaguered homebuilding industry, where no name was safe from the selloff sparked by mortgage-related issues and decelerating home sales.

Positions in the steel and metals industries, which benefited from infrastructure buildouts by municipalities and governments worldwide helped Fund performance. Select holdings in the industrial services, utility and food industries also boosted returns.

As the market dynamics changed over the course of the period, the value of effective security selection once again emerged as critical in achieving success in the high yield bond market. Consisting of high quality investments that have endured rigorous credit analysis, we believe the Fund is ideally positioned for the market's uncertainties going forward.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                INCEPTION                SINCE     ENDING
                   DATE      1 YEAR    INCEPTION   VALUE 2
                ---------    ------    ---------   -------
Institutional    11/29/05     5.85%      4.45%     $10,754
----------------------------------------------------------
Class A Shares   11/29/05     0.42%      1.13%     $10,190
----------------------------------------------------------
Class B Shares   11/29/05    -0.08%      1.17%     $10,196
----------------------------------------------------------
Class C Shares   11/29/05     4.72%      3.37%     $10,570
----------------------------------------------------------
Advisor Shares   11/29/05     1.89%      1.87%     $10,315
----------------------------------------------------------
Merrill Lynch
High Yield
Master Index 1                7.00%      7.66%     $11,313
----------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.14% (INSTITUTIONAL SHARES), 1.39% (CLASS A), 2.15% (CLASS B & C), AND 1.64% (ADVISOR SHARES). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE QUOTED PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS OR REDEMPTION OF SHARES.

--------------------------------------------------------------------------------
FUND HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                  [BAR CHART]

Corporate Bonds                                                          85.16%
Foreign Bonds                                                            13.33%
Investments in Affiliates                                                 1.51%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

             High Yield Bond             Merrill Lynch
          (Institutional Shares)    High Yield Master Index
          ----------------------    -----------------------
11/29/05         $ 10,000                  $ 10,000
   12/05         $ 10,002                  $ 10,140
    3/06         $ 10,231                  $ 10,431
    6/06         $ 10,094                  $ 10,451
    9/06         $ 10,420                  $ 10,875
   12/06         $ 10,817                  $ 11,333
    3/07         $ 11,096                  $ 11,642
    6/07         $ 11,100                  $ 11,680
 7/31/07         $ 10,754                  $ 11,313

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

      The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Merrill Lynch High Yield Master Index, an unmanaged index which tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule. The index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Bond Fund (Institutional Shares) returned 4.83% on a net of fee basis, trailing its benchmark, the Lehman Brothers Aggregate Bond Index, which advanced 5.56%.

Eroding values in the mortgage bond market swept through the subprime mortgage space in the period's closing months. Matters accelerated in early July, when a large Wall Street investment bank announced the collapse of two of its hedge funds due primarily to exposure to bonds holding subprime mortgages. Meanwhile, the Federal Reserve adhered to its vigilant stance against inflation and left its key lending rate alone as conditions deteriorated.

The environment led to a dramatic decrease in liquidity in the market for virtually any bonds with a connection to mortgages. Unfortunately for the Fund, commercial mortgage backed securities (CMBS) were swept up in the wave of selling and contributed to the Fund's underperformance. CMBS generally offer better than average yields with strong quality, so the Fund continues to hold an overweight stake, relative to the benchmark.

Residential mortgage backed securities also detracted from returns, but a mid-February decision to sell some positions to lock in gains proved advantageous, given the subsequent falloff. At the period's end, the Fund's positioning was about neutral with the benchmark in the beleaguered sector.

Further weighing on returns was an underweight position in Treasury bonds and government agency securities, which rallied amid the broader market's flight to quality.

To the upside, a late-period move to decrease an already underweight exposure to corporate bonds enhanced performance as the landscape increasingly worsened for corporate debentures.

Moving forward, the Fund is comfortable with the bulk of its mortgage-backed securities investments, as many are seasoned, or originated when underwriting standards were tougher. Despite any possible continued turbulence in the near term, the high quality characteristics may bode well for the market's eventual turnaround.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                               ENDING
                             1 YEAR     5 YEAR     10 YEAR     VALUE 2
                             ------     ------     -------     -------
Institutional                4.83%      3.89%       5.03%      $16,330
----------------------------------------------------------------------
Class A Shares               -0.49%     2.64%       4.26%      $15,172
----------------------------------------------------------------------
Class B Shares               -1.25%     2.49%       3.97%      $14,758
----------------------------------------------------------------------
Class C Shares               3.65%      2.85%       3.97%      $14,756
----------------------------------------------------------------------
Advisor Shares               0.85%      2.69%       4.15%      $15,024
----------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index 1       5.56%      4.40%       5.82%      $17,612
----------------------------------------------------------------------
Lipper Corporate
Debt Funds A
Rated Average 1              4.83%      4.50%       5.10%      $16,405
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 0.91% (INSTITUTIONAL SHARES), 1.16% (CLASS A), 1.91% (CLASS B), 1.90% (CLASS C), AND 1.41% (ADVISOR SHARES). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE QUOTED PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS OR REDEMPTION OF SHARES. FOR THE PERIOD PRIOR TO OCTOBER 29,2001,THE QUOTED PERFORMANCE FOR THE FIFTH THIRD BOND FUND INSTITUTIONAL SHARES REFLECTS THE PERFORMANCE OF THE KENT INCOME FUND INSTITUTIONAL SHARES WITH AN INCEPTION DATE OF MARCH 20, 1995. PRIOR TO OCTOBER 29, 2001, THE PERFORMANCE FIGURES FOR THE FIFTH THIRD BOND FUND CLASS A SHARES REFLECTS THE PERFORMANCE OF THE KENT INCOME FUND INVESTMENT SHARES WITH AN INCEPTION DATE OF MARCH 22, 1995, ADJUSTED FOR THE MAXIMUM SALES CHARGE. CLASS B AND CLASS C SHARES WERE INITIALLY OFFERED ON OCTOBER 29, 2001.THE PERFORMANCE FIGURES FOR CLASS B AND CLASS C SHARES FOR PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR INSTITUTIONAL SHARES AND IS ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B AND CLASS C SHARES. ADVISOR SHARES WERE INITIALLY OFFERED ON OCTOBER 29, 2001.THE PERFORMANCE FIGURES FOR ADVISOR SHARES FOR PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR INSTITUTIONAL SHARES AND IS ADJUSTED TO REFLECT EXPENSES FOR ADVISOR SHARES.

--------------------------------------------------------------------------------
FUND HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                  [BAR CHART]

U.S. Government Agencies                                                 45.86%
Mortgage-Backed Securities                                               36.02%
Asset-Backed Securities                                                   8.62%
Corporate Bonds                                                            4.8%
U.S. Treasury Obligations                                                 3.12%
Foreign Bonds                                                             1.32%
Investments in Affiliates                                                 0.26%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
BOND FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]
                                                           Lipper Corporate
         Bond (Institutional         Lehman Brothers         Debt Funds A
               Shares)             Aggregate Bond Index     Rated Average
         -------------------       --------------------    ----------------
7/31/97       $ 10,000                   $ 10,000              $ 10,000
              $ 10,011                   $ 10,061              $ 10,032
  12/97       $ 10,342                   $ 10,357              $ 10,338
              $ 10,501                   $ 10,518              $ 10,481
              $ 10,770                   $ 10,764              $ 10,741
              $ 11,237                   $ 11,219              $ 11,106
  12/98       $ 11,302                   $ 11,257              $ 11,104
              $ 11,125                   $ 11,201              $ 10,992
              $ 10,893                   $ 11,103              $ 10,836
              $ 10,886                   $ 11,178              $ 10,857
  12/99       $ 10,804                   $ 11,164              $ 10,805
              $ 11,134                   $ 11,411              $ 11,054
              $ 11,198                   $ 11,609              $ 11,140
              $ 11,557                   $ 11,959              $ 11,449
  12/00       $ 12,091                   $ 12,462              $ 11,859
              $ 12,494                   $ 12,841              $ 12,248
              $ 12,512                   $ 12,913              $ 12,305
              $ 13,168                   $ 13,508              $ 12,767
  12/01       $ 12,968                   $ 13,515              $ 12,788
              $ 12,835                   $ 13,527              $ 12,737
              $ 13,381                   $ 14,027              $ 13,114
              $ 14,014                   $ 14,670              $ 13,635
  12/02       $ 14,189                   $ 14,901              $ 13,886
              $ 14,375                   $ 15,108              $ 14,127
              $ 14,660                   $ 15,486              $ 14,632
              $ 14,615                   $ 15,463              $ 14,602
  12/03       $ 14,643                   $ 15,512              $ 14,694
              $ 14,995                   $ 15,924              $ 15,088
              $ 14,609                   $ 15,535              $ 14,668
              $ 15,048                   $ 16,032              $ 15,142
  12/04       $ 15,182                   $ 16,185              $ 15,321
              $ 15,138                   $ 16,107              $ 15,237
              $ 15,556                   $ 16,592              $ 15,666
              $ 15,431                   $ 16,480              $ 15,548
  12/05       $ 15,502                   $ 16,578              $ 15,613
              $ 15,410                   $ 16,471              $ 15,503
              $ 15,372                   $ 16,458              $ 15,452
              $ 15,939                   $ 17,085              $ 16,021
  12/06       $ 16,115                   $ 17,297              $ 16,223
              $ 16,351                   $ 17,557              $ 16,444
              $ 16,229                   $ 17,466              $ 16,327
7/31/07       $ 16,330                   $ 17,612              $ 16,405

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt Funds A Rated Average. The Lehman Brothers Aggregate Bond Index is representative of investment-grade fixed-rate debt issues, including government, corporate, asset- backed, and mortgage-backed securities, with maturities of at least one year. The Lipper Corporate Debt Funds A Rated Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Lehman Brothers Aggregate Bond Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Corporate Debt Funds A Rated Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Intermediate Bond Fund (Institutional Shares) returned 5.23% on a net of fee basis, underperforming its benchmark, the Lehman Brothers Intermediate
Government/Credit Bond Index, which advanced 5.59%.

The Federal Reserve left its key lending rate at 5.25% for the entire period, citing steady economic growth and wariness over a potential rise in inflation. Aside from a first quarter lull in the gross domestic product growth rate, U.S. economic indicators appeared sound, and the yield curve returned to a normal slope between 2- and 10-year maturities, featuring higher long-term yields than short-term rates. From a historical perspective, however, the curve was relatively flat, tempered by looming issues within the subprime mortgage market.

In such conditions, the Fund seeks to add value by investing in high quality bonds such as mortgage-backed securities that offer yields modestly higher than U.S. Treasury issues. During the first six months of the period, this strategy worked well and helped the Fund outperform its benchmark. During the second half, however, it proved detrimental to performance as mortgage-backed issues weakened amid subprime concerns. The worries stemmed primarily from poor underwriting practices behind home loans that originated from late 2005 through early 2007.

Residential mortgage backed securities (RMBS) were hardest hit, and by the end of the period, it was difficult for buyers and sellers to agree on prices for such bonds. Commercial mortgage backed securities (CMBS), which performed well early in the period, fell in sympathy with RMBS late in the period and also weighed on performance. At the period's close, a lack of bond market liquidity was a growing concern, especially in the markets for mortgage-backed securities.

Positive contributions were provided by the Fund's underweight in corporate bonds, which also struggled of late, and exposure to Treasury and U.S. government agency bonds. While contending with such unprecedented market challenges, the Fund held high quality bonds that offered minimal exposure to the more problematic areas of the market.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                               ENDING
                             1 YEAR     5 YEAR     10 YEAR     VALUE 2
                             ------     ------     -------     -------
Institutional                 5.23%     3.46%       4.82%      $16,011
----------------------------------------------------------------------
Class A Shares                1.23%     2.48%       4.18%      $15,065
----------------------------------------------------------------------
Class B Shares               -0.23%     2.61%       4.01%      $14,817
----------------------------------------------------------------------
Class C Shares                4.16%     2.45%       3.76%      $14,461
----------------------------------------------------------------------
Advisor Shares                2.59%     2.55%       4.10%      $14,944
----------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Credit Bond Index 1           5.59%     4.10%       5.55%      $17,152
----------------------------------------------------------------------
Lipper Intermediate
Investment Grade
Debt Funds Average 1          4.79%     4.18%       5.07%      $16,395
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 0.84% (INSTITUTIONAL SHARES), 1.09% (CLASS A), 1.84% (CLASS B & C), AND 1.34% (ADVISOR SHARES). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 3.50% AND 2.00% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE QUOTED PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS OR REDEMPTION OF SHARES. FOR THE PERIOD PRIOR TO OCTOBER 29,2001,THE QUOTED PERFORMANCE FOR THE FIFTH THIRD INTERMEDIATE BOND FUND INSTITUTIONAL SHARES REFLECTS THE PERFORMANCE OF THE KENT INTERMEDIATE BOND FUND INSTITUTIONAL SHARES WITH AN INCEPTION DATE OF NOVEMBER 2, 1992. PRIOR TO OCTOBER 29, 2001, THE PERFORMANCE FOR THE FIFTH THIRD INTERMEDIATE BOND FUND CLASS A SHARES REFLECTS THE PERFORMANCE OF THE KENT INTERMEDIATE BOND FUND INVESTMENT SHARES WITH AN INCEPTION DATE OF NOVEMBER 25, 1992, ADJUSTED FOR THE MAXIMUM SALES CHARGE. CLASS B, CLASS C AND ADVISOR SHARES WERE INITIALLY OFFERED ON OCTOBER 29, 2001, OCTOBER 29, 2001 AND AUGUST 1, 2005 RESPECTIVELY. THE PERFORMANCE FIGURES FOR CLASS B, CLASS C AND ADVISOR SHARES FOR PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR INSTITUTIONAL SHARES AND IS ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B, CLASS C AND ADVISOR SHARES.

--------------------------------------------------------------------------------
FUND HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                  [BAR CHART]

Mortgage-Backed Securities                                               44.31%
U.S. Government Agencies                                                  19.7%
U.S. Treasury Obligations                                                13.42%
Corporate Bonds                                                          11.24%
Asset-Backed Securities                                                   9.48%
Investments in Affiliates                                                 1.13%
Foreign Bonds                                                             0.72%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                                    Lehman Brothers        Lipper Intermediate
                                     Intermediate              Investment
           Intermediate Bond       Government/Credit           Grade Debt
         (Institutional Shares)       Bond Index              Funds Average
         ----------------------    -----------------       -------------------
7/31/97         $ 10,000               $ 10,000                 $ 10,000
                $ 10,058               $ 10,065                 $ 10,049
  12/97         $ 10,274               $ 10,281                 $ 10,300
                $ 10,434               $ 10,441                 $ 10,461
                $ 10,632               $ 10,637                 $ 10,687
                $ 11,026               $ 11,114                 $ 11,050
  12/98         $ 11,060               $ 11,146                 $ 11,075
                $ 10,996               $ 11,126                 $ 11,023
                $ 10,875               $ 11,082                 $ 10,890
                $ 10,956               $ 11,184                 $ 10,942
  12/99         $ 10,925               $ 11,189                 $ 10,929
                $ 11,119               $ 11,356                 $ 11,136
                $ 11,262               $ 11,548                 $ 11,270
                $ 11,593               $ 11,880                 $ 11,588
  12/00         $ 11,990               $ 12,320                 $ 12,035
                $ 12,389               $ 12,738                 $ 12,413
                $ 12,478               $ 12,824                 $ 12,458
                $ 13,067               $ 13,414                 $ 12,978
  12/01         $ 12,989               $ 13,426                 $ 12,959
                $ 12,890               $ 13,396                 $ 12,933
                $ 13,351               $ 13,871                 $ 13,290
                $ 13,876               $ 14,499                 $ 13,786
  12/02         $ 14,108               $ 14,744                 $ 14,030
                $ 14,297               $ 14,966                 $ 14,245
                $ 14,610               $ 15,372                 $ 14,654
                $ 14,531               $ 15,369                 $ 14,635
  12/03         $ 14,498               $ 15,378                 $ 14,703
                $ 14,825               $ 15,759                 $ 15,059
                $ 14,434               $ 15,363                 $ 14,693
                $ 14,789               $ 15,777                 $ 15,130
  12/04         $ 14,866               $ 15,845                 $ 15,290
                $ 14,736               $ 15,706                 $ 15,200
                $ 15,080               $ 16,095                 $ 15,600
                $ 14,999               $ 16,011                 $ 15,507
  12/05         $ 15,051               $ 16,094                 $ 15,569
                $ 15,035               $ 16,031                 $ 15,485
                $ 15,057               $ 16,065                 $ 15,449
                $ 15,531               $ 16,578                 $ 16,000
  12/06         $ 15,728               $ 16,748                 $ 16,209
                $ 15,951               $ 17,015                 $ 16,435
                $ 15,901               $ 16,991                 $ 16,309
7/31/07         $ 16,011               $ 17,152                 $ 16,395

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt Funds A Rated Average. The Lehman Brothers Aggregate Bond Index is representative of investment-grade fixed-rate debt issues, including government, corporate, asset- backed, and mortgage-backed securities, with maturities of at least one year. The Lipper Corporate Debt Funds A Rated Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Lehman Brothers Aggregate Bond Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Corporate Debt Funds A Rated Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
SHORT TERM BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Short Term Bond Fund (Institutional Shares) advanced 5.08% on a net of fee basis, underperforming its benchmark, the Merrill Lynch 1-3 Year Government Corporate Bond Index, which returned 5.37%.

The mortgage-backed securities market crumbled through the closing months of the period, undermined by a large number of subprime home loans that were made despite shoddy underwriting. The collapse of two large hedge funds, which had significant subprime mortgage exposure, exacerbated issues, as did a softening of the broader real estate market, which resulted in a drop in home values.

Through the turmoil, the Federal Reserve kept its key overnight lending rate at 5.25% while maintaining an unwavering eye on inflationary pressures. Yields on slightly longer term credits dropped, however, with 3-month and 6-month rates slipping below 5.00% and 2-year notes falling from 4.95% to 4.52% over the course of the period.

Detracting from the Fund's performance were mortgage-related holdings, including some that had limited exposure to the subprime space. Unfortunately, even the Fund's high quality positions, which comprise the bulk of its mortgage investments, sold off as the industry's issues compounded and prompted investors to disregard the difference between good and bad investments.

Further weighing on returns was an underweight position, relative to the benchmark, in corporate issues, which outperformed Treasuries for the full year. The 12-month figures masked poor returns during the period's final two months for corporate notes - especially lower quality issues - as investors avoided any semblance of risk. Within that time frame, the Fund's high grade holdings fared well.

Providing a lift to performance was the Fund's duration positioning throughout the 12-month period as rates traded across a broad range. Further enhancing returns was a stake in commercial mortgage backed securities, which had solid fundamentals, and asset backed securities tied to auto loans and credit cards.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                               ENDING
                             1 YEAR     5 YEAR     10 YEAR     VALUE 2
                             ------     ------     -------     -------
Institutional                 5.08%      2.72%      4.29%      $15,217
----------------------------------------------------------------------
Class A Shares                0.99%      1.75%      3.74%      $14,431
----------------------------------------------------------------------
Class C Shares                3.93%      1.68%      3.24%      $13,761
----------------------------------------------------------------------
Merrill Lynch 1-3 Year
Government/Corporate
Bond Index 1                  5.37%      3.10%      4.84%      $16,043
----------------------------------------------------------------------
Lipper Short
Investment Grade
Debt Funds Average 1          4.66%      2.96%      4.23%      $15,185
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 0.80% (INSTITUTIONAL SHARES), 1.05% (CLASS A), AND 1.81% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1.0% WITHIN THE FIRST YEAR.

THE QUOTED PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS OR REDEMPTION OF SHARES. FOR THE PERIOD PRIOR TO OCTOBER 29,2001,THE QUOTED PERFORMANCE FOR THE FIFTH THIRD SHORT TERM BOND FUND INSTITUTIONAL SHARES REFLECTS THE PERFORMANCE OF THE KENT SHORT TERM BOND FUND INSTITUTIONAL SHARES WITH AN INCEPTION DATE OF NOVEMBER 2, 1992. PRIOR TO OCTOBER 29, 2001, THE PERFORMANCE FOR THE FIFTH THIRD SHORT TERM BOND FUND CLASS A SHARES REFLECTS THE PERFORMANCE OF THE KENT SHORT TERM BOND FUND INVESTMENT SHARES WITH AN INCEPTION DATE OF DECEMBER 4, 1992, ADJUSTED FOR THE MAXIMUM SALES CHARGE. CLASS C SHARES WERE INITIALLY OFFERED ON AUGUST 1, 2003. THE PERFORMANCE FIGURES FOR CLASS C SHARES FOR THE PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR INSTITUTIONAL SHARES AND IS ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS C SHARES.

--------------------------------------------------------------------------------
FUND HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                  [BAR CHART]

Mortgage-Backed Securities                                               31.94%
U.S. Government Agencies                                                 24.97%
Asset-Backed Securities                                                  17.96%
Corporate Bonds                                                          11.58%
U.S. Treasury Obligations                                                 5.71%
Investments in Affiliates                                                 4.22%
Foreign Bonds                                                              3.4%
Municipal Bonds                                                           0.22%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
SHORT TERM BOND FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                                      Merrill Lynch
                                         1-3 Year              Lipper Short
             Short Term Bond       Government/Corporate      Investment Grade
          (Institutional Shares)        Bond Index          Debt Funds Average
          ----------------------   --------------------     ------------------
 7/31/97         $ 10,000                $ 10,000                $ 10,000
                 $ 10,069                $ 10,086                $ 10,079
   12/97         $ 10,236                $ 10,253                $ 10,222
                 $ 10,375                $ 10,407                $ 10,368
                 $ 10,517                $ 10,568                $ 10,520
                 $ 10,780                $ 10,883                $ 10,778
   12/98         $ 10,865                $ 10,971                $ 10,835
                 $ 10,936                $ 11,050                $ 10,927
                 $ 10,961                $ 11,116                $ 10,965
                 $ 11,086                $ 11,251                $ 11,076
   12/99         $ 11,137                $ 11,328                $ 11,159
                 $ 11,265                $ 11,469                $ 11,293
                 $ 11,450                $ 11,662                $ 11,464
                 $ 11,725                $ 11,924                $ 11,714
   12/00         $ 12,041                $ 12,242                $ 11,973
                 $ 12,382                $ 12,598                $ 12,301
                 $ 12,520                $ 12,761                $ 12,445
                 $ 12,919                $ 13,204                $ 12,795
   12/01         $ 12,993                $ 13,308                $ 12,828
                 $ 12,935                $ 13,311                $ 12,853
                 $ 13,203                $ 13,632                $ 13,068
                 $ 13,473                $ 13,954                $ 13,294
   12/02         $ 13,621                $ 14,119                $ 13,437
                 $ 13,735                $ 14,242                $ 13,564
                 $ 13,841                $ 14,399                $ 13,727
                 $ 13,898                $ 14,470                $ 13,762
   12/03         $ 13,897                $ 14,507                $ 13,802
                 $ 14,020                $ 14,669                $ 13,950
                 $ 13,869                $ 14,504                $ 13,826
                 $ 13,989                $ 14,668                $ 13,966
   12/04         $ 14,000                $ 14,683                $ 14,020
                 $ 13,964                $ 14,642                $ 13,988
                 $ 14,125                $ 14,822                $ 14,141
                 $ 14,148                $ 14,841                $ 14,169
   12/05         $ 14,232                $ 14,940                $ 14,247
                 $ 14,296                $ 15,012                $ 14,322
                 $ 14,384                $ 15,110                $ 14,410
                 $ 14,663                $ 15,418                $ 14,680
   12/06         $ 14,812                $ 15,575                $ 14,845
                 $ 15,022                $ 15,800                $ 15,042
                 $ 15,118                $ 15,914                $ 15,126
 7/31/07         $ 15,217                $ 16,043                $ 15,185

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Merrill Lynch 1-3 Year Government/Corporate Bond Index and the Lipper Short Investment Grade Debt Funds Average. The Merrill Lynch 1-3 Year Government/Corporate Bond Index is composed of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Merrill Lynch 1-3 Year Government/Corporate Bond Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Short Investment Grade Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third U.S. Government Bond Fund (Institutional Shares) returned 5.07% on a net of fee basis, trailing its benchmark, the Lehman Brothers Intermediate Government Bond Index, which gained 5.61%.

Investors' appetite for risk eroded during the period as the value of bonds backed by subprime mortgages plummeted. A number of hedge funds acknowledged complications as a result, and as conditions worsened, higher quality issues were increasingly tripped up. In turn, the entire bond market struggled with liquidity issues.

Meanwhile, the Federal Reserve held its key overnight lending rate steady at 5.25% and maintained a close watch on inflationary pressures. On the longer end of the yield curve, 10-year rates bounced from below 4.50% to over 5.00% before settling at 4.74%. Rates along the curve generally fell during the period and resulted in a standard slope between 2-year and 10-year issues, with long-term rates higher than short-term yields.

Holding a substantial amount of mortgage-related bonds, the Fund suffered as the market seized in the closing months of the period. Designed to perform better in low volatility markets, the Fund's structured holdings dropped amid the June and July spike in volatility and reversed 10 months of outperformance. Even positions in very high quality mortgage bonds backed by government agencies Freddie Mac and Fannie Mae slumped in the selloff, albeit not as badly as issues with overexposure to poor quality home loans.

On the upside, the Fund benefited from its U.S. Treasury holdings and some long-term positions in the Financing Corporation, which is also known as FICO and helps finance the Federal Savings & Loan Insurance Corporation.

Challenges will likely continue in the bond markets over the near term as the true impact of the subprime mortgage meltdown is calculated. Meanwhile, the Fund will continue to attempt to maintain a high quality profile while striving to outperform its benchmark.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

U.S. GOVERNMENT GUARANTEES APPLY ONLY TO THE UNDERLYING SECURITIES OF THE FUND'S PORTFOLIO AND NOT THE FUNDS SHARES.

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                                ENDING
                             1 YEAR     5 YEAR     10 YEAR     VALUE 2
                             ------     ------     -------     -------
Institutional                 5.07%      2.99%      4.70%      $15,823
----------------------------------------------------------------------
Class A Shares               -0.23%      1.72%      3.96%      $14,740
----------------------------------------------------------------------
Class C Shares                4.05%      1.96%      3.71%      $14,401
----------------------------------------------------------------------
Lehman Brothers
Intermediate Government
Bond Index 1                  5.61%      3.36%      5.29%      $16,737
----------------------------------------------------------------------
Lipper Short-Intermediate
U.S. Government
Bond Funds Average 1          4.64%      2.63%      4.41%      $15,328
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.05% (INSTITUTIONAL SHARES), 1.30% (CLASS A), AND 2.05% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) 1.0% WITHIN THE FIRST YEAR.

THE QUOTED PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS OR REDEMPTION OF SHARES. INSTITUTIONAL SHARES WERE INITIALLY OFFERED ON AUGUST 11, 1998. THE PERFORMANCE FIGURES FOR INSTITUTIONAL SHARES FOR PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR CLASS A SHARES. CLASS C AND ADVISOR SHARES WERE INITIALLY OFFERED ON APRIL 24, 1996 AND AUGUST 1, 2005, RESPECTIVELY. THE PERFORMANCE FIGURES FOR CLASS C AND ADVISOR SHARES FOR PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR CLASS A SHARES AND IS ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS C AND ADVISOR SHARES.

--------------------------------------------------------------------------------
FUND HOLDINGS AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                  [BAR CHART]

Freddie Mac                                                              24.87%
Government National Mortgage Association                                 22.01%
Investments in Affiliates                                                20.17%
Fannie Mae                                                               11.03%
Small Business Administration                                            10.99%
Fannie Mae Prepayment Link Note                                           4.97%
Federal Home Loan Bank System                                             4.97%
U.S. Treasury Obligations                                                 0.99%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]

                                                                Lipper Short
                                        Lehman Brothers       Intermediate U.S.
            U.S. Government Bond    Intermediate Government    Government Bond
           (Institutional Shares)         Bond Index            Funds Average
            ---------------------   -----------------------   ------------------
7/31/97           $ 10,000                 $ 10,000               $ 10,000
                  $ 10,064                 $ 10,071               $ 10,071
  12/97           $ 10,267                 $ 10,294               $ 10,254
                  $ 10,423                 $ 10,448               $ 10,388
                  $ 10,594                 $ 10,642               $ 10,548
                  $ 11,034                 $ 11,138               $ 10,922
  12/98           $ 11,037                 $ 11,165               $ 10,962
                  $ 11,002                 $ 11,135               $ 10,968
                  $ 10,952                 $ 11,113               $ 10,915
                  $ 11,056                 $ 11,226               $ 11,006
  12/99           $ 11,057                 $ 11,221               $ 11,020
                  $ 11,181                 $ 11,404               $ 11,167
                  $ 11,362                 $ 11,612               $ 11,343
                  $ 11,679                 $ 11,923               $ 11,617
  12/00           $ 12,105                 $ 12,396               $ 11,996
                  $ 12,453                 $ 12,768               $ 12,311
                  $ 12,482                 $ 12,820               $ 12,382
                  $ 13,085                 $ 13,458               $ 12,919
  12/01           $ 13,033                 $ 13,440               $ 12,894
                  $ 12,960                 $ 13,405               $ 12,904
                  $ 13,437                 $ 13,923               $ 13,312
                  $ 14,055                 $ 14,593               $ 13,783
  12/02           $ 14,176                 $ 14,735               $ 13,909
                  $ 14,308                 $ 14,872               $ 14,018
                  $ 14,500                 $ 15,123               $ 14,185
                  $ 14,422                 $ 15,103               $ 14,135
  12/03           $ 14,388                 $ 15,073               $ 14,122
                  $ 14,661                 $ 15,406               $ 14,351
                  $ 14,332                 $ 15,050               $ 14,078
                  $ 14,611                 $ 15,389               $ 14,319
  12/04           $ 14,676                 $ 15,422               $ 14,354
                  $ 14,587                 $ 15,317               $ 14,272
                  $ 14,900                 $ 15,672               $ 14,513
                  $ 14,855                 $ 15,590               $ 14,451
  12/05           $ 14,907                 $ 15,683               $ 14,502
                  $ 14,873                 $ 15,636               $ 14,485
                  $ 14,913                 $ 15,683               $ 14,515
                  $ 15,344                 $ 16,141               $ 14,882
  12/06           $ 15,501                 $ 16,284               $ 15,013
                  $ 15,735                 $ 16,532               $ 15,219
                  $ 15,688                 $ 16,533               $ 15,201
7/31/07           $ 15,823                 $ 16,737               $ 15,328

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Lehman Brothers Intermediate Government Bond Index and the Lipper Short-Intermediate U.S. Government Bond Funds Average. The Lehman Brothers Intermediate Government Bond Index is generally representative of intermediate-term government bonds. The Lipper Short-Intermediate U.S. Government Bond Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Lehman Brothers Intermediate Government Bond Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Short-Intermediate U.S. Government Bond Funds Average and the Fund's performance reflect the deduction for fees for these value-added services Investors cannot invest directly in an index, although they can invest in the underlying securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Municipal Bond Fund (Institutional Shares) returned 4.04% on a net of fee basis, compared to its benchmark, the Lehman Brothers Municipal Bond Index, which returned 4.26%.

Although municipal bonds don't have direct mortgage exposure, a number of issues resulting from complications in the subprime home loan market pulled down the municipal bond market during the last two months of the period. Perhaps most importantly, spreads, or the difference between the yields on municipal bonds and market benchmarks, expanded greatly as values on municipal credits subsided from prior levels (yields and prices move in opposite direction). The change was sharpest in low quality issues as investors adjusted risk tolerances.

In addition, municipal bonds backed by large brokerage firms sagged as questions about the soundness of the investment banks arose amid the collapse of some high profile hedge funds. Similarly, monoline insurers, which help guarantee payments on lower grade municipal issues, dropped as concerns over the companies' subprime market exposure grew.

Prior to the emerging troubles, supply levels soared through the end of 2006 and through the first five months of 2007. Although issuance tapered in June and July, the market saw a 25.75% increase in volume through the first seven months of 2007, led by a large increase in refinancing volumes.

Within the Fund, an underweight in the long end of the curve proved advantageous as longer dated issues lagged the benchmark. The Fund's high quality emphasis further enhanced gains as higher rated bonds fared better in the late-period selloff.

Accordingly, the Fund's lower rated credits underperformed. In general, spreads in the BBB-rated category remained unattractive, although opportunities were starting to appear in the higher quality A-rated space by the period's close.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                                ENDING
                             1 YEAR     5 YEAR     10 YEAR     VALUE 2
                             ------     ------     -------     -------
Institutional                 4.04%      3.61%      4.52%      $15,552
----------------------------------------------------------------------
Class A Shares               -1.16%      2.35%      3.75%      $14,449
----------------------------------------------------------------------
Class B Shares               -1.97%      2.26%      3.46%      $14,053
----------------------------------------------------------------------
Class C Shares                3.04%      2.61%      3.48%      $14,082
----------------------------------------------------------------------
Advisor Shares                0.10%      2.43%      3.67%      $14,333
----------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index 1        4.26%      4.50%      5.23%      $16,654
----------------------------------------------------------------------
Lipper General Municipal
Debt Funds Average 1          3.45%      3.87%      4.31%      $15,174
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 1.13% (INSTITUTIONAL SHARES), 1.38% (CLASS A), 2.13% (CLASS B), 2.12% (CLASS C), AND 1.63% (ADVISOR SHARES). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES AND ADVISOR SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75% AND 3.25% RESPECTIVELY. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE QUOTED PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS OR REDEMPTION OF SHARES. FOR THE PERIOD PRIOR TO OCTOBER 29, 2001, THE QUOTED PERFORMANCE FOR THE FIFTH THIRD MUNICIPAL BOND FUND INSTITUTIONAL SHARES REFLECTS THE PERFORMANCE OF THE KENT TAX-FREE INCOME FUND INSTITUTIONAL SHARES WITH AN INCEPTION DATE OF MARCH 20, 1995. PRIOR TO OCTOBER 29, 2001, THE PERFORMANCE FOR THE FIFTH THIRD MUNICIPAL BOND FUND CLASS A SHARES REFLECTS THE PERFORMANCE OF THE KENT TAX-FREE INCOME FUND INVESTMENT SHARES WITH AN INCEPTION DATE OF MARCH 31, 1995, AND IS ADJUSTED TO REFLECT APPLICABLE SALES CHARGE. CLASS B AND CLASS C SHARES WERE INITIALLY OFFERED ON OCTOBER 29, 2001.THE PERFORMANCE FIGURES FOR CLASS B AND CLASS C SHARES FOR PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR INSTITUTIONAL SHARES AND IS ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B AND CLASS C SHARES. ADVISOR SHARES WERE INITIALLY OFFERED ON OCTOBER 29,2001.THE PERFORMANCE FIGURES FOR ADVISOR SHARES FOR PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR INSTITUTIONAL SHARES AND IS ADJUSTED TO REFLECT EXPENSES FOR ADVISOR SHARES.

--------------------------------------------------------------------------------
BOND QUALITY AS OF JULY 31, 2007
AS REPRESENTED BY STANDARD AND POOR'S/MOODY'S RATING AGENCIES
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                  [BAR CHART]

AAA/Aaa                                                                   63.5%
AA+/Aa1                                                                   6.37%
AA/Aa2                                                                    6.67%
AA-/Aa3                                                                   9.05%
A+/A1                                                                     2.26%
A/A2                                                                       3.3%
A-/A3                                                                     2.22%
BBB+/Baa1                                                                 1.56%
BBB-/Baa3                                                                 4.57%
Net Cash and Equivalents                                                   0.5%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE CHART]
                                                           Lipper General
             Municipal Bond          Lehman Brothers       Municipal Debt
         (Institutional Shares)    Municipal Bond Index    Funds Average
         ----------------------    --------------------    --------------
7/31/97         $ 10,000                 $ 10,000             $ 10,000
                $ 9,993                  $ 10,024             $ 10,010
  12/97         $ 10,259                 $ 10,296             $ 10,293
                $ 10,336                 $ 10,414             $ 10,395
                $ 10,465                 $ 10,573             $ 10,531
                $ 10,822                 $ 10,897             $ 10,835
  12/98         $ 10,845                 $ 10,963             $ 10,847
                $ 10,895                 $ 11,060             $ 10,902
                $ 10,650                 $ 10,865             $ 10,654
                $ 10,600                 $ 10,821             $ 10,498
  12/99         $ 10,491                 $ 10,737             $ 10,327
                $ 10,827                 $ 11,051             $ 10,624
                $ 10,973                 $ 11,218             $ 10,736
                $ 11,230                 $ 11,490             $ 10,986
  12/00         $ 11,792                 $ 11,992             $ 11,451
                $ 12,011                 $ 12,258             $ 11,672
                $ 12,057                 $ 12,338             $ 11,736
                $ 12,374                 $ 12,684             $ 12,032
  12/01         $ 12,271                 $ 12,607             $ 11,907
                $ 12,386                 $ 12,725             $ 12,005
                $ 12,851                 $ 13,191             $ 12,404
                $ 13,482                 $ 13,817             $ 12,937
  12/02         $ 13,455                 $ 13,817             $ 12,889
                $ 13,597                 $ 13,983             $ 12,969
                $ 13,947                 $ 14,344             $ 13,312
                $ 13,930                 $ 14,356             $ 13,313
  12/03         $ 14,086                 $ 14,552             $ 13,514
                $ 14,280                 $ 14,803             $ 13,707
                $ 13,912                 $ 14,453             $ 13,385
                $ 14,405                 $ 15,016             $ 13,861
  12/04         $ 14,519                 $ 15,204             $ 14,030
                $ 14,458                 $ 15,198             $ 14,015
                $ 14,818                 $ 15,643             $ 14,396
                $ 14,759                 $ 15,624             $ 14,376
  12/05         $ 14,806                 $ 15,738             $ 14,469
                $ 14,816                 $ 15,777             $ 14,511
                $ 14,790                 $ 15,782             $ 14,505
                $ 15,301                 $ 16,319             $ 14,977
  12/06         $ 15,447                 $ 16,500             $ 15,128
                $ 15,533                 $ 16,633             $ 15,223
                $ 15,422                 $ 16,523             $ 15,104
7/31/07         $ 15,552                 $ 16,654             $ 15,174

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Average. The Lehman Brothers Municipal Bond Index is generally representative of the municipal bond market. The Lipper General Municipal Debt Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Lehman Brothers Municipal Bond Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as invest- ment management and fund accounting fees. However, the Lipper General Municipal Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Intermediate Municipal Bond Fund (Institutional Shares) returned 3.59% on a net of fee basis, underperforming its benchmark, the Lehman Brothers Quality Intermediate Municipal Bond Index, which returned 3.98%.

Although municipal bonds don't have direct mortgage exposure, a number of issues resulting from complications in the subprime home loan market pulled down the municipal bond market during the last two months of the period. Perhaps most importantly, spreads, or the difference between the yields on municipal bonds and market benchmarks, expanded greatly as values on municipal credits subsided from prior levels (yields and prices move in opposite direction). The change was sharpest in low quality issues as investors adjusted risk tolerances.

In addition, municipal bonds backed by large brokerage firms sagged as questions about the soundness of the investment banks arose amid the collapse of some high profile hedge funds. Similarly, monoline insurers, which help guarantee payments on lower grade municipal issues, dropped as concerns over the companies' subprime market exposure grew.

Prior to the emerging troubles, supply levels soared through the end of 2006 and through the first five months of 2007. Although issuance tapered in June and July, the market saw a 25.75% increase in volume through the first seven months of 2007, led by a large increase in refinancing volumes.

Within the Fund, a slightly longer duration than the benchmark hindered performance as shorter dated issues rallied in anticipation of a Federal Reserve rate cut. Conversely, the Fund's high quality emphasis enhanced gains as higher rated bonds fared better in the selloff.

During the period, the Fund shed some longer term issues on valuation concerns and sought opportunities in the higher quality A-rated space.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                                ENDING
                             1 YEAR     5 YEAR     10 YEAR     VALUE 2
                             ------     ------     -------     -------
Institutional                 3.59%      2.75%      3.92%      $14,690
----------------------------------------------------------------------
Class A Shares               -0.35%      1.76%      3.29%      $13,818
----------------------------------------------------------------------
Class B Shares               -1.64%      1.93%      3.15%      $13,635
----------------------------------------------------------------------
Class C Shares                2.55%      1.73%      2.88%      $13,279
----------------------------------------------------------------------
Lehman Brothers
Quality Intermediate
Municipal Bond Index 1        3.98%      3.52%      4.63%      $15,715
----------------------------------------------------------------------
Lipper Intermediate
Municipal Debt
Funds Average 1               3.22%      3.12%      4.14%      $14,841
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 0.89% (INSTITUTIONAL SHARES), 1.15% (CLASS A), 1.90% (CLASS B), AND 1.89% (CLASS C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECTS THE MAXIMUM SALES CHARGE OF 3.50%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE QUOTED PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS OR REDEMPTION OF SHARES. FOR THE PERIOD PRIOR TO OCTOBER 29,2001,THE QUOTED PERFORMANCE FOR THE FIFTH THIRD INTERMEDIATE MUNICIPAL BOND FUND INSTITUTIONAL SHARES REFLECTS THE PERFORMANCE OF THE KENT INTERMEDIATE TAX-FREE FUND INSTITUTIONAL SHARES WITH AN INCEPTION DATE OF DECEMBER 16, 1992. PRIOR TO OCTOBER 29, 2001, THE PERFORMANCE FIGURES FOR THE FIFTH THIRD INTERMEDIATE BOND FUND CLASS A SHARES REFLECTS THE PERFORMANCE OF THE KENT INTERMEDIATE TAX-FREE FUND INVESTMENT SHARES WITH AN INCEPTION DATE OF DECEMBER 18, 1992, ADJUSTED FOR THE MAXIMUM SALES CHARGE. CLASS B AND CLASS C SHARES WERE INITIALLY OFFERED ON OCTOBER 29, 2001. THE PERFORMANCE FIGURES FOR CLASS B AND CLASS C SHARES FOR PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR THE KENT INTERMEDIATE TAX-FREE FUND INSTITUTIONAL SHARES AND IS ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
BOND QUALITY AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS REPRESENTED BY STANDARD AND POOR'S/MOODY'S RATING AGENCIES
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                  [BAR CHART]

AAA/Aaa                                                                  58.47%
AA+/Aa1                                                                   5.63%
AA/Aa2                                                                     5.9%
AA-/Aa3                                                                  10.41%
A+/A1                                                                     5.18%
A/A2                                                                      1.13%
A-/A3                                                                     3.57%
BBB+/Baa1                                                                 5.07%
BBB/Baa2                                                                  0.63%
BBB-/Baa3                                                                 2.97%
NR/NR                                                                     0.82%
Net Cash and Equivalents                                                  0.23%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
  NR - NOT RATED

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

         Intermediate Municipal      Lehman Brothers       Lipper Intermediate
          Bond (Institutional      Quality Intermediate    Municipal Debt Funds
                Shares)            Municipal Bond Index          Average
          ---------------------    --------------------    --------------------
7/31/97         $ 10,000                 $ 10,000                $ 10,000
                $ 10,023                 $ 10,036                $ 10,023
  12/97         $ 10,230                 $ 10,239                $ 10,241
                $ 10,319                 $ 10,348                $ 10,343
                $ 10,419                 $ 10,477                $ 10,471
                $ 10,719                 $ 10,772                $ 10,754
  12/98         $ 10,779                 $ 10,855                $ 10,812
                $ 10,833                 $ 10,950                $ 10,871
                $ 10,657                 $ 10,794                $ 10,687
                $ 10,687                 $ 10,885                $ 10,670
  12/99         $ 10,670                 $ 10,887                $ 10,627
                $ 10,884                 $ 11,059                $ 10,819
                $ 11,030                 $ 11,230                $ 10,952
                $ 11,241                 $ 11,466                $ 11,177
  12/00         $ 11,629                 $ 11,825                $ 11,556
                $ 11,886                 $ 12,127                $ 11,805
                $ 11,973                 $ 12,221                $ 11,883
                $ 12,280                 $ 12,557                $ 12,189
  12/01         $ 12,179                 $ 12,478                $ 12,088
                $ 12,263                 $ 12,587                $ 12,174
                $ 12,698                 $ 13,073                $ 12,600
                $ 13,151                 $ 13,596                $ 13,102
  12/02         $ 13,183                 $ 13,630                $ 13,106
                $ 13,307                 $ 13,783                $ 13,221
                $ 13,540                 $ 14,096                $ 13,507
                $ 13,568                 $ 14,166                $ 13,521
  12/03         $ 13,613                 $ 14,263                $ 13,642
                $ 13,748                 $ 14,447                $ 13,798
                $ 13,470                 $ 14,144                $ 13,511
                $ 13,837                 $ 14,598                $ 13,914
  12/04         $ 13,894                 $ 14,696                $ 14,007
                $ 13,773                 $ 14,567                $ 13,891
                $ 14,065                 $ 14,905                $ 14,211
                $ 14,008                 $ 14,866                $ 14,169
  12/05         $ 14,062                 $ 14,938                $ 14,235
                $ 14,041                 $ 14,932                $ 14,232
                $ 14,054                 $ 14,955                $ 14,232
                $ 14,480                 $ 15,393                $ 14,642
  12/06         $ 14,585                 $ 15,504                $ 14,738
                $ 14,682                 $ 15,642                $ 14,834
                $ 14,588                 $ 15,584                $ 14,746
7/31/07         $ 14,690                 $ 15,715                $ 14,841

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Lehman Brothers Quality Intermediate Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Average. The Lehman Brothers Quality Intermediate Municipal Bond Index is generally representative of intermediate term municipal bonds with a maturity between two and twelve years. The Lipper Intermediate Municipal Debt Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Lehman Brothers Quality Intermediate Municipal Bond Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Intermediate Municipal Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Ohio Municipal Bond Fund (Institutional Shares) returned 3.32% on a net of fee basis, compared to its benchmark, the Lehman Brothers Quality Intermediate Municipal Bond Index, which returned 3.98%.

Like much of the country, the downturn in the housing industry negatively affected the Ohio economy during the second half of the period. Although the unemployment rate crept higher during the period, encouraging news came out of Columbus as a rare display of bipartisan support resulted in the approval of a two-year, $52 billion budget. The deal included a $5 billion revenue boost from the securitization of the state's remaining payments from the 1998 tobacco settlement.

Against this backdrop, the issuance of new bonds across the state increased about 15% during the first seven months of 2007 - lower than the national average of about 26%.

Similar to the broader municipal bond market, the near-term repercussions on Ohio municipal bonds from the subprime mortgage meltdown remained unknown. In general, spreads, or the difference between the yields on municipal bonds and market benchmarks, increased as investors adjusted their risk tolerance, especially during the closing two months of the period. In addition, the intentions of hedge funds, which have grown in importance in the municipal bond market in recent years, were unclear in the wake of some high profile collapses.

Within the Fund, a slightly longer duration than the benchmark weighed on returns as the short end of the yield curve rallied in anticipation of a rate cut from the Federal Reserve.

Aiding performance was the Fund's focus on quality as higher-rated issues endured the market pressures better than poor quality bonds. Given the setback, however, some compelling values arose among A-rated credits and the Fund added select positions when the yield-quality balance reached attractive levels.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

THE FUND'S INCOME MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, DEPENDING ON YOUR TAX STATUS, THE FEDERAL ALTERNATIVE MINIMUM TAX.

SINGLE STATE FUNDS MAY BE SUBJECT TO ADDITIONAL RISK, SINCE ISSUERS THEY INVEST IN ARE MORE LIKELY TO BE SUBJECT TO THE SAME POLITICAL AND/OR ECONOMIC RISKS.

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                                ENDING
                             1 YEAR     5 YEAR     10 YEAR     VALUE 2
                             ------     ------     -------     -------
Institutional                 3.32%      2.73%      3.69%      $14,369
----------------------------------------------------------------------
Class A Shares               -1.84%      1.51%      2.97%      $13,406
----------------------------------------------------------------------
Class B Shares               -2.72%      1.34%      2.55%      $12,861
----------------------------------------------------------------------
Class C Shares                2.19%      1.70%      2.73%      $13,091
----------------------------------------------------------------------
Lehman Brothers
Quality Intermediate
Municipal Bond Index 1        3.98%      3.52%      4.63%      $15,715
----------------------------------------------------------------------
Lipper Ohio
Intermediate Municipal
Debt Funds Average 1          2.78%      2.42%      3.48%      $13,946
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 0.93% (INSTITUTIONAL SHARES), 1.18% (CLASS A), AND 1.93% (CLASS B&C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECTS THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE QUOTED PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS OR REDEMPTION OF SHARES. INSTITUTIONAL SHARES WERE INITIALLY OFFERED ON AUGUST 11, 1998. THE PERFORMANCE FIGURES FOR INSTITUTIONAL SHARES FOR PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR CLASS A SHARES. CLASS B, AND CLASS C SHARES WERE INITIALLY OFFERED ON MAY 27, 1993, OCTOBER 11, 2000, AND APRIL 24, 1996 RESPECTIVELY. THE PERFORMANCE FIGURES FOR CLASS B AND CLASS C SHARES FOR PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR CLASS A SHARES AND IS ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B AND CLASS C SHARES

--------------------------------------------------------------------------------
BOND QUALITY AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS REPRESENTED BY STANDARD AND POOR'S/MOODY'S RATING AGENCIES
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                  [BAR CHART]

AAA/Aaa                                                                  33.48%
AA+/Aa1                                                                   6.43%
AA/Aa2                                                                   18.07%
AA-/Aa3                                                                  13.64%
A/A2                                                                     11.05%
A-/A3                                                                     2.81%
BBB+/Baa1                                                                  3.3%
BBB/Baa2                                                                  2.95%
BBB-/Baa3                                                                 3.05%
NR/NR                                                                     4.96%
Net Cash and Equivalents                                                  0.25%

+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
  NR - NOT RATED

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]
                                                            Lipper Ohio
                                     Lehman Brothers        Intermediate
          Ohio Municipal Bond      Quality Intermediate    Municipal Debt
         (Institutional Shares)    Municipal Bond Index    Funds Average
         ----------------------    --------------------    --------------
7/31/97         $ 10,000                 $ 10,000             $ 10,000
                $ 10,015                 $ 10,036             $ 10,013
  12/97         $ 10,229                 $ 10,239             $ 10,214
                $ 10,294                 $ 10,348             $ 10,296
                $ 10,415                 $ 10,477             $ 10,416
                $ 10,753                 $ 10,772             $ 10,695
  12/98         $ 10,804                 $ 10,855             $ 10,736
                $ 10,826                 $ 10,950             $ 10,779
                $ 10,579                 $ 10,794             $ 10,564
                $ 10,554                 $ 10,885             $ 10,542
  12/99         $ 10,486                 $ 10,887             $ 10,487
                $ 10,709                 $ 11,059             $ 10,662
                $ 10,827                 $ 11,230             $ 10,780
                $ 11,041                 $ 11,466             $ 10,994
  12/00         $ 11,416                 $ 11,825             $ 11,346
                $ 11,659                 $ 12,127             $ 11,564
                $ 11,731                 $ 12,221             $ 11,617
                $ 12,020                 $ 12,557             $ 11,891
  12/01         $ 11,938                 $ 12,478             $ 11,781
                $ 11,998                 $ 12,587             $ 11,862
                $ 12,414                 $ 13,073             $ 12,271
                $ 12,858                 $ 13,596             $ 12,723
  12/02         $ 12,874                 $ 13,630             $ 12,716
                $ 12,989                 $ 13,783             $ 12,827
                $ 13,235                 $ 14,096             $ 13,059
                $ 13,273                 $ 14,166             $ 13,060
  12/03         $ 13,368                 $ 14,263             $ 13,142
                $ 13,502                 $ 14,447             $ 13,260
                $ 13,208                 $ 14,144             $ 12,981
                $ 13,574                 $ 14,598             $ 13,321
  12/04         $ 13,633                 $ 14,696             $ 13,365
                $ 13,517                 $ 14,567             $ 13,253
                $ 13,803                 $ 14,905             $ 13,496
                $ 13,730                 $ 14,866             $ 13,442
  12/05         $ 13,781                 $ 14,938             $ 13,482
                $ 13,784                 $ 14,932             $ 13,462
                $ 13,768                 $ 14,955             $ 13,441
                $ 14,171                 $ 15,393             $ 13,808
  12/06         $ 14,255                 $ 15,504             $ 13,880
                $ 14,347                 $ 15,642             $ 13,950
                $ 14,241                 $ 15,584             $ 13,854
7/31/07         $ 14,369                 $ 15,715             $ 13,946

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Lehman Brothers Quality Intermediate Municipal Bond Index and the Lipper Ohio Intermediate Municipal Debt Funds Average. The Lehman Brothers Quality Intermediate Municipal Bond Index is generally representative of intermediate term municipal bonds with a maturity between two and twelve years. The Lipper Ohio Intermediate Municipal Debt Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Lehman Brothers Quality Intermediate Municipal Bond Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Ohio Intermediate Municipal Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

For the 12-month period ended July 31, 2007, the Fifth Third Michigan Municipal Bond Fund (Institutional Shares) gained 3.17% on a net of fee basis, trailing its benchmark, the Lehman Brothers 1-5 Year Municipal Bond Index, which returned 3.78%.

With the slump in the housing industry adding to automobile industry woes, Michigan's economy continued to lag the rest of the country during the period. Unemployment crossed the 7.0% threshold by the period's end while the budget continued to be patched with one-time fixes. The 2006 repeal of the single business tax translated into a likely $1.9 billion tax revenue shortfall starting in 2008, but state legislators responded by crafting a new business tax that lightens the tax burden on state-based enterprises while replacing all of the revenue.

Conditions prompted downgrades from two ratings agencies during the period and one, Fitch Ratings, followed a cut with a negative watch warning. Against this backdrop, the issuance of new bonds across the state dropped about 14% during the first seven months of 2007 - considerably lower than the national gain of about 26%.

Much like the broader municipal bond market, the near-term repercussions on Michigan municipal bonds from the subprime mortgage meltdown remained unknown. In general, spreads, or the difference between the yields on municipal bonds and market benchmarks, increased as investors adjusted their risk tolerance, especially during the closing two months of the period. In addition, the intentions of hedge funds, which have grown in importance in the municipal bond market in recent years, were unclear in the wake of some high profile collapses.

Within the Fund, a higher than average cash position weighed on returns as the short end of the yield curve rallied in anticipation of a possible rate cut from the Federal Reserve.

Aiding performance was the Fund's focus on quality as higher rated issues endured the market pressures better than poor quality bonds. Given the setback, however, some compelling values arose among lower-rated credits and the Fund added select positions when the yield-quality balance reached attractive levels.

--------------------------------------------------------------------------------
INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

THE FUND'S INCOME MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, DEPENDING ON YOUR TAX STATUS, THE FEDERAL ALTERNATIVE MINIMUM TAX.

SINGLE STATE FUNDS MAY BE SUBJECT TO ADDITIONAL RISK, SINCE ISSUERS THEY INVEST IN ARE MORE LIKELY TO BE SUBJECT TO THE SAME POLITICAL AND/OR ECONOMIC RISKS.

BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2007
--------------------------------------------------------------------------------

                                                                ENDING
                             1 YEAR     5 YEAR     10 YEAR     VALUE 2
                             ------     ------     -------     -------
Institutional                 3.17%      2.02%      3.32%      $13,866
----------------------------------------------------------------------
Class A Shares               -1.82%      0.89%      2.67%      $13,019
----------------------------------------------------------------------
Class B Shares               -2.94%      0.64%      2.29%      $12,539
----------------------------------------------------------------------
Class C Shares                2.16%      1.02%      2.30%      $12,552
----------------------------------------------------------------------
Lehman Brothers
1-5 Year Municipal
Bond Index 1                  3.78%      2.70%      3.98%      $14,778
----------------------------------------------------------------------
Lipper Other States
Short-Intermediate
Municipal Debt
Funds Average 1               2.87%      2.46%      3.51%      $13,878
----------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.FIFTHTHIRDFUNDS.COM.

DURING THE PERIOD SHOWN, THE TOTAL RETURN FIGURES REFLECT THE WAIVER OF A PORTION OF THE FUND'S ADVISORY OR ADMINISTRATIVE FEES. WITHOUT SUCH WAIVER OF FEES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. AS OF 7/31/07, THE GROSS EXPENSE RATIOS ARE 0.98% (INSTITUTIONAL SHARES), 1.22% (CLASS A), AND 1.98 (CLASSES B &
C). THE TOTAL RETURN FIGURES FOR INSTITUTIONAL SHARES REFLECT A SALES CHARGE OF 0.0%. THE TOTAL RETURN FIGURES FOR A SHARES REFLECT THE MAXIMUM SALES CHARGE OF 4.75%. THE TOTAL RETURN FIGURES FOR B SHARES AND C SHARES REFLECT THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.0% AND 1.0% WITHIN THE FIRST YEAR, RESPECTIVELY.

THE FUND'S PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES ON FUND DISTRIBUTIONS, OR REDEMPTION OF SHARES. FOR THE PERIOD PRIOR TO OCTOBER 29, 2001, THE QUOTED PERFORMANCE FOR THE MICHIGAN MUNICIPAL BOND FUND INSTITUTIONAL SHARES REFLECTS THE PERFORMANCE OF THE KENT MICHIGAN MUNICIPAL BOND FUND INSTITUTIONAL SHARES WITH AN INCEPTION DATE OF MAY 3, 1993. PRIOR TO OCTOBER 29, 2001, THE QUOTED PERFORMANCE FOR THE FIFTH THIRD MICHIGAN MUNICIPAL BOND FUND CLASS A SHARES REFLECTS THE PERFORMANCE OF THE KENT MICHIGAN MUNICIPAL BOND FUND INVESTMENT SHARES WITH AN INCEPTION DATE OF MAY 11, 1993, ADJUSTED FOR THE MAXIMUM SALES CHARGE. CLASS B AND CLASS C SHARES WERE INITIALLY OFFERED ON OCTOBER 29, 200. THE PERFORMANCE FIGURES FOR CLASS B AND CLASS C SHARES FOR PERIODS PRIOR TO SUCH DATE REPRESENT THE PERFORMANCE FOR INSTITUTIONAL SHARES AND IS ADJUSTED TO REFLECT EXPENSES AND APPLICABLE SALES CHARGES FOR CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
BOND QUALITY AS OF JULY 31, 2007
--------------------------------------------------------------------------------
AS REPRESENTED BY STANDARD AND POOR'S/MOODY'S RATING AGENCIES
AS A PERCENTAGE OF VALUE OF INVESTMENTS +
--------------------------------------------------------------------------------

                                  [BAR CHART]

AAA/Aaa                                                                   60.3%
AA+/Aa1                                                                   5.19%
AA/Aa2                                                                    4.36%
AA-/Aa3                                                                   7.34%
A+/A1                                                                    13.75%
A/A2                                                                      2.54%
A-/A3                                                                     1.63%
BBB+/Baa1                                                                 1.87%
BBB/Baa2                                                                  0.51%
BBB-/Baa3                                                                 1.07%
NR/NR                                                                     0.66%
Net Cash and Equivalents                                                   0.8%


+ PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
  NR - NOT RATED

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]


                                   Lehman Brothers 1-5         Lipper Other States
         Michigan Municipal Bond   Year Municipal Bond     Short-Intermediate Municpal
         (Institutional Shares)           Index                Debt Funds Average
         -----------------------   -------------------     ---------------------------
7/31/97         $ 10,000                $ 10,000                    $ 10,000
                $ 10,030                $ 10,047                    $ 10,043
  12/97         $ 10,184                $ 10,197                    $ 10,198
                $ 10,276                $ 10,311                    $ 10,294
                $ 10,370                $ 10,425                    $ 10,398
                $ 10,586                $ 10,651                    $ 10,604
  12/98         $ 10,668                $ 10,749                    $ 10,682
                $ 10,754                $ 10,865                    $ 10,747
                $ 10,660                $ 10,800                    $ 10,662
                $ 10,725                $ 10,904                    $ 10,685
  12/99         $ 10,739                $ 10,933                    $ 10,695
                $ 10,852                $ 11,054                    $ 10,824
                $ 10,979                $ 11,210                    $ 10,916
                $ 11,162                $ 11,397                    $ 11,101
  12/00         $ 11,416                $ 11,649                    $ 11,354
                $ 11,684                $ 11,947                    $ 11,569
                $ 11,789                $ 12,085                    $ 11,664
                $ 12,043                $ 12,363                    $ 11,875
  12/01         $ 12,042                $ 12,375                    $ 11,886
                $ 12,103                $ 12,441                    $ 11,958
                $ 12,450                $ 12,831                    $ 12,238
                $ 12,708                $ 13,143                    $ 12,562
  12/02         $ 12,789                $ 13,252                    $ 12,600
                $ 12,900                $ 13,366                    $ 12,682
                $ 13,029                $ 13,520                    $ 12,830
                $ 13,119                $ 13,649                    $ 12,908
  12/03         $ 13,092                $ 13,651                    $ 12,972
                $ 13,169                $ 13,788                    $ 13,085
                $ 12,986                $ 13,595                    $ 12,867
                $ 13,203                $ 13,875                    $ 13,132
  12/04         $ 13,232                $ 13,933                    $ 13,189
                $ 13,139                $ 13,825                    $ 13,132
                $ 13,297                $ 14,020                    $ 13,319
                $ 13,294                $ 14,031                    $ 13,323
  12/05         $ 13,339                $ 14,075                    $ 13,360
                $ 13,336                $ 14,094                    $ 13,378
                $ 13,367                $ 14,137                    $ 13,399
                $ 13,616                $ 14,431                    $ 13,662
  12/06         $ 13,693                $ 14,525                    $ 13,742
                $ 13,794                $ 14,662                    $ 13,829
                $ 13,805                $ 14,676                    $ 13,825
7/31/07         $ 13,866                $ 14,778                    $ 13,878


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.FIFTHTHIRDFUNDS.COM.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

1 The Fund's performance is measured against the Lehman Brothers 1-5 Year Municipal Bond Index and the Lipper Other States Short-Intermediate Municipal Debt Funds Average. The Lehman Brothers 1-5 Year Municipal Bond Index is representative of short term municipal bonds with a maturity between one and six years. The Lipper Other States Short-Intermediate Municipal Debt Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., which fell into this category.

      The Lehman Brothers 1-5 Year Municipal Bond Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Other States Short-Intermediate Municipal Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

2 The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2007.

                       This page intentionally left blank.

                                                                SMALL CAP GROWTH
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS (96.9%)
Aegean Marine Petroleum, Inc.                       116,201      $      2,434
Aeropostale, Inc. *                                  37,900             1,443
American Reprographics Co. *                         87,000             2,168
AMN Healthcare Services, Inc. *                      81,770             1,756
Anadigics, Inc. *                                   110,032             1,599
Anaren, Inc. *                                       75,800             1,307
Arthrocare Corp. *                                   35,600             1,802
AZZ, Inc. *                                          32,067             1,138
Belden, Inc.                                         25,000             1,370
BioMarin Pharmaceuticals, Inc. *                    108,100             1,952
Bucyrus International, Inc., Class A                 42,000             2,670
Carrizo Oil & Gas, Inc. *                            41,100             1,503
Childrens Place Retail Stores, Inc. (The) *          39,700             1,354
Coldwater Creek, Inc. *                              89,700             1,766
Complete Production Services, Inc. *                 78,000             1,809
Core Laboratories NV *                               19,400             2,088
Dayton Superior Corp. *                             167,600             1,669
Diodes, Inc. *                                       73,110             1,943
DXP Enterprises, Inc. *                              46,834             1,519
Eagle Test Systems, Inc. *                          104,100             1,560
East West Bancorp, Inc.                              42,500             1,558
Energy Conversion Devices, Inc. *                    62,400             1,863
Equinix, Inc. *                                      19,600             1,703
First Cash Financial Services, Inc. *                97,000             2,114
General Cable Corp. *                                15,000             1,192
G-III Apparel Group, Ltd. *                          82,300             1,327
HealthExtras, Inc. *                                 67,100             1,800
Hibbett Sports, Inc. *                               62,100             1,592
Hologic, Inc. *                                      44,025             2,280
Houston Wire & Cable Co. *                           74,100             1,910
HUB Group, Inc., Class A *                           72,900             2,480
Huron Consulting Group, Inc. *                       36,100             2,452
Icon PLC ADR *                                       36,000             1,684
Iconix Brand Group, Inc. *                          105,200             2,081
inVentiv Health, Inc. *                              46,800             1,660
Kenexa Corp. *                                       52,000             1,861
LKQ Corp. *                                          92,400             2,627
Mobile Mini, Inc. *                                  62,900             1,797
Morton's Restaurant Group, Inc. *                    97,400             1,760
MWI Veterinary Supply, Inc. *                        42,000             1,624
Netlogic Microsystems, Inc. *                        52,700             1,606
NewStar Financial, Inc. *                           113,800             1,396
Nice Systems, Ltd. ADR *                             64,900             2,156
Nuance Communications, Inc. *                       133,100             2,193
NuVasive, Inc. *                                     84,900             2,435
OpNext, Inc. *                                      103,000             1,258
Parametric Technology Corp. *                       109,900             1,938
Perficient, Inc. *                                   89,100             1,762
Phase Forward, Inc. *                                57,700               992
Physicians Formula Holdings, Inc. *                  79,742             1,192

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Polypore International, Inc. *                      104,169      $      1,917
PROS Holdings, Inc. *                               105,052             1,313
Providence Service Corp. (The) *                     59,300             1,558
Psychiatric Solutions, Inc. *                        65,600             2,236
Quality Systems, Inc.                                30,850             1,195
Respironics, Inc. *                                  46,800             2,141
Rrsat Global Communications *                        76,485             1,766
Skechers U.S.A., Inc., Class A *                     64,300             1,337
Spreadtrum Communications, Inc. ADR *                48,983               696
Stage Stores, Inc.                                   96,800             1,727
Superior Energy Services *                           46,500             1,875
Symmetricom, Inc. *                                 199,000             1,485
T-3 Energy Services, Inc. *                          57,103             1,981
Texas Industries, Inc.                               29,100             2,293
Thomas Weisel Partners Group, Inc. *                 65,900               916
Trident Microsystems, Inc. *                         72,700             1,106
Ultrapetrol Bahamas, Ltd. *                         119,900             2,818
United Natural Foods, Inc. *                         41,100             1,119
Varian, Inc. *                                       29,516             1,775
Varian Semiconductor Equipmen
   Associates, Inc. *                                53,900             2,533
Vasco Data Security International, Inc. *            87,100             2,306
Zenith National Insurance Corp.                      36,400             1,469
                                                                 ------------

TOTAL COMMON STOCKS                                                   126,705
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (1.4%)
Digital Realty Trust, Inc.                           54,000             1,790
                                                                 ------------

TOTAL REAL ESTATE INVESTMENT TRUSTS                                     1,790
                                                                 ------------

INVESTMENTS IN AFFILIATES (a) (3.7%)
Fifth Third Institutional Money
   Market Fund                                    4,856,397             4,856
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                         4,856
                                                                 ------------

TOTAL INVESTMENTS (COST $106,559) - 102.0%                            133,351

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.0)%                         (2,558)
                                                                 ------------

NET ASSETS - 100.0%                                              $    130,793
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Portfolio Investments:

ADR - American Depositary Receipt

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

MID CAP GROWTH
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS (95.8%)
Abercrombie & Fitch Co., Class A                     83,700      $      5,851
Activision, Inc. *                                  201,000             3,439
Affiliated Managers Group, Inc. *                    51,100             5,774
Akamai Technologies, Inc. *                          48,000             1,630
Allegheny Technologies, Inc.                         50,000             5,246
Allergan, Inc.                                       66,500             3,866
Alliance Data Systems Corp. *                        30,000             2,304
Amdocs, Ltd. *                                      146,500             5,302
Broadcom Corp., Class A *                           148,000             4,856
Cadence Design Systems, Inc. *                      280,700             6,007
Carter's, Inc. *                                    188,900             3,999
CH Robinson Worldwide, Inc.                          90,200             4,388
Childrens Place Retail Stores, Inc. (The) *          87,525             2,985
Coach, Inc. *                                        93,350             4,244
Cognizant Technology Solutions
   Corp., Class A *                                  49,500             4,008
Coldwater Creek, Inc. *                             242,600             4,777
Complete Production Services, Inc. *                142,500             3,304
Covance, Inc. *                                      72,300             5,102
Coventry Health Care, Inc. *                         73,100             4,080
Cytyc Corp. *                                       130,500             5,494
DaVita, Inc. *                                      123,900             6,559
E*Trade Financial Corp. *                           194,800             3,608
Electronic Arts, Inc. *                             111,100             5,404
Express Scripts, Inc. *                             130,200             6,527
Gardner Denver, Inc. *                               71,000             2,953
Gen-Probe, Inc. *                                    93,100             5,866
GlobalSantaFe Corp.                                  87,500             6,275
Guess ?, Inc.                                       172,600             8,197
Herbalife, Ltd.                                     123,500             5,061
IDEX Corp.                                          137,000             4,961
International Game Technology                       132,000             4,662
Intersil Corp., Class A                             178,000             5,206
Intuit, Inc. *                                      117,000             3,351
ITT Corp.                                            79,900             5,024
JC Penney Co., Inc.                                  62,400             4,246
Jones Lang LaSalle, Inc.                             50,200             5,511
Joy Global, Inc.                                    117,450             5,813
Logitech International SA *                         137,000             3,658
Manpower, Inc.                                       40,000             3,162
Marriott International, Inc., Class A               136,900             5,688
Martin Marietta Materials, Inc.                      46,800             6,412
Maxim Integrated Products, Inc.                     171,000             5,421
Micros Systems, Inc. *                               64,700             3,447
Nabors Industries, Ltd. *                           110,000             3,216
National Oilwell Varco, Inc. *                       60,000             7,207
National Semiconductor Corp.                        237,500             6,173
Network Appliance, Inc. *                           117,700             3,336
NII Holdings, Inc. *                                111,600             9,377
Nvidia Corp. *                                       48,400             2,215
Pharmaceutical Product Development, Inc.            130,900             4,385
Polo Ralph Lauren Corp.                              56,100             5,012
Precision Castparts Corp.                            74,200            10,170
ProAssurance Corp. *                                 96,100             4,745
Psychiatric Solutions, Inc. *                       191,100             6,515

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Respironics, Inc. *                                 133,450      $      6,105
Scientific Games Corp. *                            142,900             4,903
Spirit Aerosystems Holdings,
   Inc., Class A *                                  133,000             4,828
Starwood Hotels & Resorts Worldwide, Inc.            64,700             4,073
Stericycle, Inc. *                                  126,000             6,040
Superior Energy Services *                          130,000             5,242
T Rowe Price Group, Inc.                            131,800             6,871
Time Warner Telecom, Inc., Class A *                216,993             4,242
Tractor Supply Co. *                                 80,900             3,844
Ultra Petroleum Corp. *                              90,300             4,993
Urban Outfitters, Inc. *                            137,300             2,754
VCA Antech, Inc. *                                  116,600             4,587
WESCO International, Inc. *                          97,000             5,194
XTO Energy, Inc.                                     93,300             5,088
                                                                 ------------

TOTAL COMMON STOCKS                                                   334,783
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (1.1%)
CapitalSource, Inc.                                 210,900             4,007
                                                                 ------------

TOTAL REAL ESTATE INVESTMENT TRUSTS                                     4,007
                                                                 ------------

INVESTMENTS IN AFFILIATES (a) (1.6%)
Fifth Third Institutional Money
   Market Fund                                    5,510,118             5,510
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                         5,510
                                                                 ------------

TOTAL INVESTMENTS (COST $266,630) - 98.5%                             344,300

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%                            5,203
                                                                 ------------

NET ASSETS - 100.0%                                              $    349,503
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                                  QUALITY GROWTH
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS (99.2%)
Abbott Laboratories                                 220,000      $     11,152
Accenture Ltd., Class A                             220,000             9,269
Alberto-Culver Co.                                  331,000             7,785
Apple, Inc. *                                        90,000            11,858
AT&T, Inc.                                          290,000            11,356
Baxter International, Inc.                          275,000            14,465
Boeing Co.                                          115,100            11,905
Burger King Holdings, Inc.                          277,850             6,749
Caterpillar, Inc.                                   100,000             7,880
Celgene Corp. *                                     135,000             8,176
Chevron Corp.                                       142,500            12,150
Chipotle Mexican Grill, Inc., Class A *              88,000             7,774
Cisco Systems, Inc. *                               475,000            13,732
Coach, Inc. *                                       200,000             9,092
Colgate-Palmolive Co.                               150,000             9,900
Comcast Corp., Class A *                            400,000            10,508
Danaher Corp.                                       130,000             9,708
Dell, Inc. *                                        375,000            10,489
Devon Energy Corp.                                  120,000             8,953
Discover Financial Services *                        65,000             1,498
eBay, Inc. *                                        217,725             7,054
EMC Corp. *                                         550,000            10,180
Emerson Electric Co.                                230,000            10,826
Fluor Corp.                                          60,000             6,931
Franklin Resources, Inc.                             96,075            12,237
Gilead Sciences, Inc. *                             310,000            11,541
Google, Inc., Class A *                              23,000            11,730
Hewlett-Packard Co.                                 200,000             9,206
Honeywell International, Inc.                       150,000             8,627
Illinois Tool Works, Inc.                           185,000            10,184
Intel Corp.                                         625,000            14,763
International Business Machines Corp.               135,000            14,938
ITT Corp.                                           175,000            11,004
Johnson & Johnson                                   170,275            10,302
Johnson Controls, Inc.                              100,000            11,315
Kellogg Co.                                         215,000            11,139
Kroger Co. (The)                                    340,000             8,826
Lincoln National Corp.                              100,000             6,032
Manpower, Inc.                                      105,000             8,300
McDonald's Corp.                                    260,000            12,446
Merck & Co., Inc.                                   220,000            10,923
Microsoft Corp.                                     800,000            23,192
Monsanto Co.                                        180,000            11,601
Morgan Stanley                                      130,000             8,303
Northern Trust Corp.                                150,000             9,369
Oracle Corp. *                                      600,000            11,472
PepsiCo, Inc.                                       195,000            12,796
Pilgrim's Pride Corp.                               220,000             7,410
Praxair, Inc.                                       160,000            12,259
Procter & Gamble Co.                                130,000             8,042
QUALCOMM, Inc.                                      230,000             9,580
Roper Industries, Inc.                              140,000             8,397
Schlumberger Ltd.                                   140,000            13,261
Stericycle, Inc. *                                  220,000            10,547
T Rowe Price Group, Inc.                            165,000             8,601

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Texas Instruments, Inc.                             270,000      $      9,501
Thermo Fisher Scientific, Inc. *                    215,000            11,225
Transocean, Inc. *                                  100,000            10,745
United Technologies Corp.                           160,000            11,675
Varian Semiconductor Equipment
   Associates, Inc. *                               170,000             7,990
Waters Corp. *                                      145,000             8,448
Zimmer Holdings, Inc. *                             140,000            10,886
                                                                 ------------

TOTAL COMMON STOCKS                                                   638,203
                                                                 ------------

INVESTMENTS IN AFFILIATES (a) (1.0%)
Fifth Third Institutional Money
   Market Fund                                    6,443,679             6,444
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                         6,444
                                                                 ------------

TOTAL INVESTMENTS (COST $556,399) - 100.2%                            644,647

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%                           (989)
                                                                 ------------

NET ASSETS - 100.0%                                              $    643,658
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

STRUCTURED LARGE CAP PLUS
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS (124.7%)
3M Co. (c)                                            1,719      $        153
Accenture, Ltd., Class A                              1,293                54
Aetna, Inc. (c)                                      72,561             3,488
Alcoa, Inc. (c)                                      28,897             1,104
Altria Group, Inc. (c)                               45,383             3,017
Amazon.Com, Inc. * (c)                               13,180             1,035
American Electric Power Co., Inc. (c)                22,262               968
American Express Co. (c)                             22,858             1,338
American International Group, Inc. (c)               50,246             3,225
American Standard Cos., Inc. (c)                      2,696               146
AmeriCredit Corp. * (c)                              22,239               452
Ameriprise Financial, Inc. (c)                        3,179               192
AmerisourceBergen Corp. (c)                           2,931               138
Apple, Inc. * (c)                                    13,334             1,757
Applied Materials, Inc. (c)                         229,849             5,066
Ashland, Inc. (c)                                    28,925             1,766
AT&T, Inc. (c)                                       32,154             1,259
Automatic Data Processing, Inc. (c)                  10,129               470
AutoZone, Inc. * (c)                                 25,263             3,204
Avnet, Inc. * (c)                                    24,639               933
Ball Corp. (c)                                       12,179               624
Bank of America Corp. (c)                            68,363             3,242
Baxter International, Inc. (c)                        5,043               265
Big Lots, Inc. * (c)                                 19,679               509
Biogen Idec, Inc. * (c)                              80,310             4,541
Black & Decker Corp. (c)                              1,016                88
BMC Software, Inc. * (c)                              3,155                91
Brookfield Asset Management, Inc.,
   Class A (c)                                        1,019                36
Caterpillar, Inc. (c)                                 8,872               699
CB Richard Ellis Group, Inc. * (c)                    5,197               181
CenturyTel, Inc. (c)                                  3,607               165
Cephalon, Inc. * (c)                                 13,839             1,040
Chevron Corp. (c)                                    15,962             1,361
ChoicePoint, Inc. * (c)                              47,474             1,839
CIGNA Corp. (c)                                      40,583             2,096
Citigroup, Inc. (c)                                  73,431             3,420
City National Corp. (c)                                 832                59
CNA Financial Corp. (c)                              45,009             1,869
Coach, Inc. * (c)                                     6,153               280
Comerica, Inc. (c)                                   28,876             1,521
Computer Sciences Corp. * (c)                        42,488             2,366
ConocoPhillips (c)                                   38,368             3,102
Countrywide Financial Corp. (c)                      11,200               315
Coventry Health Care, Inc. * (c)                     35,715             1,993
Cummins, Inc. (c)                                     1,612               191
DaimlerChrysler AG                                    6,930               629
Darden Restaurants, Inc. (c)                          4,802               204
Deere & Co. (c)                                       3,598               433
Dell, Inc. * (c)                                     20,827               582
Dollar Tree Stores, Inc. * (c)                       44,400             1,699
Dow Chemical Co. (The) (c)                            6,178               269
DTE Energy Co. (c)                                   88,452             4,102
Dun & Bradstreet Corp. (c)                            1,475               144
eBay, Inc. * (c)                                    143,174             4,639
Edison International (c)                              5,019               265

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
E.I. du Pont de Nemours & Co. (c)                     2,931      $        137
Emerson Electric Co. (c)                             18,588               875
Expedia, Inc. * (c)                                   3,101                83
Exxon Mobil Corp. (c)                                88,133             7,503
Family Dollar Stores, Inc. (c)                       25,173               746
Fidelity National Information
   Services, Inc. (c)                                   522                26
FirstEnergy Corp. (c)                                48,006             2,916
Forest Laboratories, Inc. * (c)                      76,983             3,095
General Electric Co. (a) (c)                         71,193             2,759
General Mills, Inc. (c)                              62,488             3,476
Gilead Sciences, Inc. * (c)                          13,805               514
Goldman Sachs Group, Inc. (The) (c)                  17,730             3,339
Goodyear Tire & Rubber Co. (The) * (c)                8,558               246
Google, Inc., Class A * (c)                           2,827             1,442
Halliburton Co.                                     132,409             4,769
HJ Heinz Co. (c)                                      5,457               239
Home Depot, Inc. (c)                                  1,209                45
Honeywell International, Inc. (c)                    16,515               950
Humana, Inc. *                                        2,586               166
Intel Corp.                                          21,751               514
International Business Machines Corp.                59,139             6,544
ITT Corp. (c)                                        42,402             2,666
Johnson Controls, Inc. (c)                           15,078             1,706
JPMorgan Chase & Co.                                104,893             4,616
Juniper Networks, Inc. *                             86,859             2,602
KB Home (c)                                          21,598               687
Kellogg Co. (c)                                      57,292             2,968
Kimberly-Clark Corp.                                 48,363             3,253
King Pharmaceuticals, Inc. *                         66,283             1,127
Kroger Co. (The)                                     27,876               724
L-3 Communications Holdings, Inc. (c)                18,016             1,758
Lehman Brothers Holdings, Inc.                        6,052               375
Loews Corp. (c)                                      45,826             2,172
Loews Corp. - Carolina Group                          5,366               407
Marathon Oil Corp.                                   61,538             3,397
Masco Corp. (c)                                      25,790               702
McDonald's Corp.                                     84,152             4,028
McGraw-Hill Cos., Inc. (The)                         17,614             1,066
MEMC Electronic Materials, Inc. * (c)                 1,440                88
Merck & Co., Inc.                                    33,376             1,657
Merrill Lynch & Co., Inc.                            13,414               995
MetLife, Inc.                                        29,573             1,781
Microsoft Corp. (a)                                 237,928             6,897
Mohawk Industries, Inc. * (c)                        25,897             2,331
Molson Coors Brewing Co., Class B                     9,873               878
Morgan Stanley                                       51,475             3,288
National Oilwell Varco, Inc. * (c)                    9,626             1,156
National Semiconductor Corp. (c)                      6,018               156
NCR Corp. * (c)                                       2,765               144
Nike, Inc., Class B                                  10,788               609
NiSource, Inc.                                       33,104               631
Norfolk Southern Corp.                               37,896             2,038
Northrop Grumman Corp.                               48,861             3,718
Novell, Inc. *                                       98,551               661
Novellus Systems, Inc. *                              7,873               224
NRG Energy, Inc. *                                   53,160             2,049

                                    CONTINUED

                                                       STRUCTURED LARGE CAP PLUS
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Nucor Corp.                                           4,649      $        233
NVR, Inc. * (c)                                       3,474             2,010
Oneok, Inc.                                          22,809             1,158
Patterson-UTI Energy, Inc.                          146,879             3,363
Pepsi Bottling Group, Inc. (c)                       51,612             1,727
PepsiCo, Inc. (c)                                    31,822             2,088
PerkinElmer, Inc.                                    95,570             2,660
Pfizer, Inc. (c)                                    237,548             5,585
Polo Ralph Lauren Corp. (c)                          16,816             1,503
Procter & Gamble Co. (c)                             29,773             1,842
Raytheon Co. (c)                                     64,278             3,558
RH Donnelley Corp. * (c)                             12,367               773
Rockwell Automation, Inc. (c)                        14,233               996
Safeway, Inc. (c)                                     2,552                81
Schering-Plough Corp. (c)                            63,357             1,808
Sealed Air Corp. (c)                                  1,885                51
Sempra Energy (c)                                    21,578             1,138
Sherwin-Williams Co. (The) (c)                        4,157               290
Sprint Nextel Corp. (c)                             131,373             2,697
Starwood Hotels & Resorts
   Worldwide, Inc. (c)                                3,459               218
SunTrust Banks, Inc. (c)                             31,224             2,445
Synovus Financial Corp. (c)                          49,020             1,371
Temple-Inland, Inc. (c)                               7,393               430
Teradyne, Inc. * (c)                                 48,037               754
Tesoro Corp. (c)                                     11,075               552
Texas Instruments, Inc. (c)                         130,668             4,598
Travelers Cos., Inc. (The) (c)                       56,943             2,892
Tyco International Ltd. (c)                          72,579             3,432
Union Pacific Corp. (c)                               4,494               535
United Parcel Service, Inc., Class B (c)              8,423               638
United Technologies Corp. (c)                         9,282               677
UnitedHealth Group, Inc. (c)                         26,014             1,260
Valero Energy Corp. (c)                              49,337             3,306
Verizon Communications, Inc. (c)                    106,007             4,518
Wachovia Corp. (c)                                   12,988               613
Wal-Mart Stores, Inc. (c)                            12,797               588
Walt Disney Co. (The) (c)                           128,210             4,231
Washington Mutual, Inc. (c)                          16,434               617
Watson Pharmaceuticals, Inc. * (c)                   73,632             2,240
Wells Fargo & Co. (c)                                13,431               454
Yahoo!, Inc. * (c)                                   77,355             1,799
                                                                 ------------
TOTAL COMMON STOCKS                                                   250,292
                                                                 ------------

INVESTMENTS IN AFFILIATES (b) (2.6%)
Fifth Third Institutional Money
   Market Fund                                    5,169,547             5,170
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                         5,170
                                                                 ------------

TOTAL INVESTMENTS (COST $241,689) - 127.3%                            255,462

SECURITIES SOLD SHORT
   (PROCEEDS $59,216) - (28.2)%                                       (56,471)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%                            1,742
                                                                 ------------

NET ASSETS - 100.0%                                              $    200,733
                                                                 ============

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
SECURITIES SOLD SHORT (28.2)%

COMMON STOCKS (27.0)%
Abraxis BioScience, Inc. *                          (31,618)     $       (633)
Activision, Inc. *                                  (24,823)             (425)
Advanced Micro Devices, Inc. *                      (68,869)             (932)
Agnico-Eagle Mines, Ltd.                            (12,432)             (529)
Akamai Technologies, Inc. *                          (6,957)             (236)
Allergan, Inc.                                      (14,272)             (830)
Alliant Techsystems, Inc. *                         (32,921)           (3,263)
Amylin Pharmaceuticals, Inc. *                      (63,805)           (2,967)
Archer-Daniels-Midland Co.                          (59,850)           (2,011)
Barr Pharmaceuticals, Inc. *                        (63,521)           (3,253)
Brown & Brown, Inc.                                 (86,420)           (2,221)
Cameco Corp.                                        (72,824)           (2,970)
Carmax, Inc. *                                      (28,166)             (674)
Circuit City Stores, Inc.                           (91,168)           (1,085)
Citizens Communications Co.                         (37,184)             (537)
CMS Energy Corp.                                   (113,194)           (1,829)
Cognizant Technology Solutions
   Corp., Class A *                                 (32,149)           (2,603)
Cullen/Frost Bankers, Inc.                           (5,444)             (270)
Dynegy, Inc., Class A *                             (48,292)             (430)
Electronic Arts, Inc. *                             (33,931)           (1,650)
Estee Lauder Cos., Inc. (The), Class A               (7,375)             (332)
Integrys Energy Group, Inc.                         (71,726)           (3,550)
Intuit, Inc. *                                       (1,905)              (54)
Jabil Circuit, Inc.                                 (67,331)           (1,517)
Las Vegas Sands Corp. *                             (16,263)           (1,419)
Leap Wireless International, Inc. *                    (520)              (46)
Ltd Brands, Inc.                                    (14,989)             (362)
MasterCard, Inc.                                     (1,238)             (199)
Micron Technology, Inc. *                          (103,760)           (1,232)
Millipore Corp. *                                   (19,961)           (1,569)
Mylan Laboratories, Inc.                            (22,505)             (361)
NII Holdings, Inc. *                                (29,538)           (2,482)
Nortel Networks Corp. *                              (3,405)              (74)
Quicksilver Resources, Inc. *                       (89,639)           (3,776)
Resmed, Inc. *                                      (42,387)           (1,822)
Seagate Technology                                  (46,378)           (1,090)
Starbucks Corp. *                                  (115,361)           (3,078)
USG Corp. *                                         (45,328)           (1,882)
Varian Medical Systems, Inc. *                       (1,673)              (68)
                                                                 ------------

TOTAL COMMON STOCKS                                                   (54,261)
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (1.1)%
AvalonBay Communities, Inc.                          (1,798)             (194)
Mack-Cali Realty Corp.                              (18,884)             (729)
Public Storage                                       (7,520)             (527)
Regency Centers Corp.                                (3,473)             (225)
UDR, Inc.                                           (23,163)             (535)
                                                                 ------------

TOTAL REAL ESTATE INVESTMENT TRUSTS                              $     (2,210)
                                                                 ------------

TOTAL SECURITIES SOLD SHORT
   (PROCEEDS $59,216) - (28.2)%                                  $    (56,471)
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a) All or part of this security has been deposited as initial margin on open futures contracts.

(b)   Investment is in Institutional Shares of underlying fund.

(c) All or part of this security has been designated as collateral for short sales.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

EQUITY INDEX
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS (96.3%)
3M Co.                                               22,961      $      2,042
Abbott Laboratories                                  49,109             2,489
Abercrombie & Fitch Co., Class A                      2,813               197
ACE, Ltd.                                            10,379               599
Adobe Systems, Inc. *                                18,746               755
Advanced Micro Devices, Inc. *                       17,549               238
AES Corp. (The) *                                    21,283               418
Aetna, Inc.                                          16,464               791
Affiliated Computer Services, Inc.,
   Class A *                                          3,162               170
Aflac, Inc.                                          15,594               813
Agilent Technologies, Inc. *                         12,624               482
Air Products & Chemicals, Inc.                        6,906               596
Akamai Technologies, Inc. *                           5,258               179
Alcoa, Inc.                                          27,722             1,059
Allegheny Energy, Inc. *                              5,283               276
Allegheny Technologies, Inc.                          3,257               342
Allergan, Inc.                                        9,804               570
Allied Waste Industries, Inc. *                       8,139               105
Allstate Corp. (The)                                 19,365             1,029
Alltel Corp.                                         11,014               726
Altera Corp.                                         11,320               263
Altria Group, Inc.                                   67,054             4,457
Amazon.Com, Inc. *                                    9,915               779
AMBAC Financial Group, Inc.                           3,250               218
Ameren Corp.                                          6,576               316
American Capital Strategies, Ltd.                     5,616               213
American Electric Power Co., Inc.                    12,713               553
American Express Co.                                 37,895             2,218
American International Group, Inc.                   82,708             5,308
American Standard Cos., Inc.                          5,607               303
Ameriprise Financial, Inc.                            7,500               452
AmerisourceBergen Corp.                               6,092               287
Amgen, Inc. *                                        36,971             1,987
Anadarko Petroleum Corp.                             14,791               744
Analog Devices, Inc.                                 10,428               370
Anheuser-Busch Cos., Inc.                            24,223             1,181
AON Corp.                                             9,361               375
Apache Corp.                                         10,558               854
Apollo Group, Inc., Class A *                         4,462               264
Apple, Inc. *                                        27,576             3,633
Applera Corp. - Applied Biosystems
   Group                                              5,852               183
Applied Materials, Inc.                              44,059               971
Archer-Daniels-Midland Co.                           20,810               699
Ashland, Inc.                                         1,781               109
Assurant, Inc.                                        3,164               160
AT&T, Inc. (b)                                      196,566             7,698
Autodesk, Inc. *                                      7,371               312
Automatic Data Processing, Inc.                      17,638               819
AutoNation, Inc. *                                    4,817                94
AutoZone, Inc. *                                      1,523               193
Avaya, Inc. *                                        14,342               237
Avery Dennison Corp.                                  2,921               179
Avon Products, Inc.                                  13,991               504
Baker Hughes, Inc.                                   10,213               807
Ball Corp.                                            3,255               167

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Bank of America Corp. (b)                           141,482      $      6,709
Bank of New York Mellon Corp. (The)                  36,009             1,532
Barr Pharmaceuticals, Inc. *                          3,499               179
Bausch & Lomb, Inc.                                   1,732               111
Baxter International, Inc.                           20,771             1,093
BB&T Corp.                                           17,298               647
Bear Stearns Cos., Inc. (The)                         3,795               460
Becton Dickinson & Co.                                7,810               596
Bed Bath & Beyond, Inc. *                             8,732               302
Bemis Co., Inc.                                       3,335                98
Best Buy Co., Inc.                                   12,906               575
Big Lots, Inc. *                                      3,491                90
Biogen Idec, Inc. *                                   9,110               515
BJ Services Co.                                       9,352               245
Black & Decker Corp.                                  2,103               182
BMC Software, Inc. *                                  6,503               187
Boeing Co.                                           25,103             2,596
Boston Scientific Corp. *                            37,829               497
Bristol-Myers Squibb Co.                             62,745             1,783
Broadcom Corp., Class A *                            14,833               487
Brown-Forman Corp., Class B                           2,512               167
Brunswick Corp.                                       2,881                81
Burlington Northern Santa Fe Corp.                   11,353               933
CA, Inc.                                             13,114               329
Campbell Soup Co.                                     6,917               255
Capital One Financial Corp.                          13,174               932
Cardinal Health, Inc.                                12,263               806
Carnival Corp.                                       14,105               625
Caterpillar, Inc.                                    20,417             1,609
CB Richard Ellis Group, Inc., Class A *               5,978               209
CBS Corp., Class B                                   23,355               741
Celgene Corp. *                                      12,112               734
Centerpoint Energy, Inc.                             10,227               169
Centex Corp.                                          3,808               142
CenturyTel, Inc.                                      3,492               160
CH Robinson Worldwide, Inc.                           5,457               266
Charles Schwab Corp. (The)                           32,259               649
Chesapeake Energy Corp.                              13,054               444
Chevron Corp.                                        68,521             5,842
Chubb Corp.                                          12,800               645
Ciena Corp. *                                         2,722                99
CIGNA Corp.                                           9,175               474
Cincinnati Financial Corp.                            5,473               215
Cintas Corp.                                          4,299               157
Circuit City Stores, Inc.                             4,409                52
Cisco Systems, Inc. *                               193,560             5,596
CIT Group, Inc.                                       6,114               252
Citigroup, Inc. (b)                                 157,699             7,344
Citizens Communications Co.                          10,917               158
Citrix Systems, Inc. *                                5,757               208
Clear Channel Communications, Inc.                   15,825               584
Clorox Co.                                            4,838               293
CME Group, Inc.                                       1,764               975
CMS Energy Corp.                                      7,157               116
Coach, Inc. *                                        11,832               538
Coca-Cola Co. (The)                                  64,068             3,339
Coca-Cola Enterprises, Inc.                           8,893               202

                                    CONTINUED

                                                                    EQUITY INDEX
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Cognizant Technology Solutions
   Corp., Class A *                                   4,583      $        371
Colgate-Palmolive Co.                                16,307             1,076
Comcast Corp., Class A *                             99,216             2,606
Comerica, Inc.                                        4,972               262
Commerce Bancorp, Inc.                                6,101               204
Compass Bancshares, Inc.                              4,199               291
Computer Sciences Corp. *                             5,522               307
Compuware Corp. *                                     9,601                90
ConAgra Foods, Inc.                                  15,880               403
ConocoPhillips                                       52,107             4,212
Consol Energy, Inc.                                   5,805               242
Consolidated Edison, Inc.                             8,624               377
Constellation Brands, Inc., Class A *                 6,159               135
Constellation Energy Group, Inc.                      5,760               483
Convergys Corp. *                                     4,365                83
Cooper Industries, Ltd., Class A                      5,836               309
Corning, Inc. *                                      50,143             1,195
Costco Wholesale Corp.                               14,240               852
Countrywide Financial Corp.                          18,918               533
Coventry Health Care, Inc. *                          4,984               278
Covidien, Ltd. *                                     15,800               647
CR Bard, Inc.                                         3,292               258
CSX Corp.                                            13,937               661
Cummins, Inc.                                         3,324               395
CVS Caremark Corp.                                   49,208             1,732
Danaher Corp.                                         7,590               567
Darden Restaurants, Inc.                              4,507               192
Dean Foods Co.                                        4,144               119
Deere & Co.                                           7,173               864
Dell, Inc. *                                         72,422             2,026
Devon Energy Corp.                                   14,181             1,058
Dillard's, Inc., Class A                              1,942                58
DIRECTV Group, Inc. (The) *                          24,580               551
Discover Financial Services *                        16,800               387
Dominion Resources, Inc.                             11,169               941
Dover Corp.                                           6,517               332
Dow Chemical Co. (The)                               30,391             1,321
Dow Jones & Co., Inc.                                 2,084               120
DR Horton, Inc.                                       8,712               142
DTE Energy Co.                                        5,613               260
Duke Energy Corp.                                    40,153               684
Dynegy, Inc., Class A *                              12,826               114
E*TRADE Financial Corp. *                            13,609               252
Eastman Chemical Co.                                  2,682               185
Eastman Kodak Co.                                     9,172               232
Eaton Corp.                                           4,671               454
eBay, Inc. *                                         36,089             1,169
Ecolab, Inc.                                          5,588               235
Edison International                                 10,387               549
EI Du Pont de Nemours & Co.                          29,448             1,376
El Paso Corp.                                        22,325               372
Electronic Arts, Inc. *                               9,885               481
Electronic Data Systems Corp.                        16,223               438
Eli Lilly & Co.                                      31,455             1,701

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Embarq Corp.                                          4,816      $        298
EMC Corp. *                                          66,902             1,238
Emerson Electric Co.                                 25,354             1,193
ENSCO International, Inc.                             4,753               290
Entergy Corp.                                         6,289               629
EOG Resources, Inc.                                   7,798               547
Equifax, Inc.                                         4,638               188
Estee Lauder Cos., Inc. (The), Class A                3,761               169
EW Scripps Co., Class A                               2,658               109
Exelon Corp.                                         21,445             1,504
Express Scripts, Inc. *                               8,685               435
Exxon Mobil Corp. (b)                               179,596            15,289
Family Dollar Stores, Inc.                            4,808               142
Fannie Mae                                           31,022             1,856
Federated Investors, Inc., Class B                    2,824               102
FedEx Corp.                                           9,813             1,087
Fidelity National Information
   Services, Inc.                                     5,216               259
First Data Corp.                                     24,052               765
FirstEnergy Corp.                                     9,719               590
First Horizon National Corp.                          4,009               127
Fiserv, Inc. *                                        5,362               265
Fluor Corp.                                           2,811               325
Ford Motor Co. *                                     59,941               510
Forest Laboratories, Inc. *                          10,134               407
Fortune Brands, Inc.                                  4,870               396
FPL Group, Inc.                                      12,957               748
Franklin Resources, Inc.                              5,253               669
Freddie Mac                                          21,091             1,208
Freeport-McMoRan Copper & Gold, Inc.                 11,969             1,125
Gannett Co., Inc.                                     7,482               373
Gap, Inc. (The)                                      16,903               291
General Dynamics Corp.                               12,906             1,014
General Electric Co. (b)                            328,000            12,713
General Mills, Inc.                                  11,043               614
General Motors Corp.                                 18,037               584
Genuine Parts Co.                                     5,432               258
Genworth Financial, Inc., Class A                    13,337               407
Genzyme Corp. *                                       8,380               529
Gilead Sciences, Inc. *                              29,772             1,108
Goldman Sachs Group, Inc. (The)                      13,023             2,453
Goodrich Corp.                                        3,990               251
Goodyear Tire & Rubber Co. (The) *                    6,577               189
Google, Inc., Class A *                               6,953             3,546
H&R Block, Inc.                                      10,295               205
Halliburton Co.                                      29,141             1,050
Harley-Davidson, Inc.                                 8,211               471
Harman International Industries, Inc.                 2,077               241
Harrah's Entertainment, Inc.                          5,952               504
Hartford Financial Services Group, Inc.              10,096               928
Hasbro, Inc.                                          5,081               142
Hercules, Inc. *                                      3,717                77
Hershey Co. (The)                                     5,465               252
Hess Corp.                                            8,699               532
Hewlett-Packard Co.                                  83,494             3,843

                                    CONTINUED

EQUITY INDEX
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Hilton Hotels Corp.                                  12,426      $        549
HJ Heinz Co.                                         10,357               453
Home Depot, Inc.                                     62,938             2,339
Honeywell International, Inc.                        24,858             1,430
Hospira, Inc. *                                       4,967               192
Hudson City Bancorp, Inc.                            15,447               189
Humana, Inc. *                                        5,357               343
Huntington Bancshares, Inc.                          11,649               224
IAC/InterActiveCorp *                                 6,966               200
Illinois Tool Works, Inc.                            13,134               723
IMS Health, Inc.                                      6,256               176
Ingersoll-Rand Co., Ltd., Class A                     9,616               484
Integrys Energy Group, Inc.                           2,413               119
Intel Corp.                                         185,231             4,375
International Business Machines Corp.                43,551             4,819
International Flavors & Fragrances, Inc.              2,476               124
International Game Technology                        10,599               374
International Paper Co.                              13,887               515
Interpublic Group of Cos., Inc *                     14,949               157
Intuit, Inc. *                                       10,921               313
ITT Corp.                                             5,794               364
Jabil Circuit, Inc.                                   5,714               129
Janus Capital Group, Inc.                             5,911               178
JC Penney Co., Inc.                                   7,173               488
JDS Uniphase Corp. *                                  6,733                97
Johnson & Johnson                                    92,346             5,587
Johnson Controls, Inc.                                6,290               712
Jones Apparel Group, Inc.                             3,472                87
JPMorgan Chase & Co.                                108,910             4,793
Juniper Networks, Inc. *                             18,054               541
KB Home                                               2,449                78
Kellogg Co.                                           7,986               414
KeyCorp                                              12,507               434
KeySpan Corp.                                         5,604               233
Kimberly-Clark Corp.                                 14,542               978
King Pharmaceuticals, Inc. *                          7,768               132
KLA-Tencor Corp.                                      6,109               347
Kohl's Corp. *                                       10,286               625
Kraft Foods, Inc., Class A                           51,141             1,675
Kroger Co. (The)                                     22,571               586
L-3 Communications Holdings, Inc.                     3,983               389
Laboratory Corp. of America Holdings *                3,749               277
Leggett & Platt, Inc.                                 5,648               117
Legg Mason, Inc.                                      4,193               377
Lehman Brothers Holdings, Inc.                       16,981             1,053
Lennar Corp., Class A                                 4,439               136
Lexmark International, Inc., Class A *                3,015               119
Lincoln National Corp.                                8,633               521
Linear Technology Corp.                               8,092               289
Liz Claiborne, Inc.                                   3,333               117
Lockheed Martin Corp.                                11,314             1,114
Loews Corp.                                          14,211               674
Lowe's Cos., Inc                                     47,983             1,344
LSI Corp. *                                          24,559               177
Ltd Brands, Inc.                                     10,911               264

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
M&T Bank Corp.                                        2,416      $        257
Macy's, Inc.                                         14,653               529
Manor Care, Inc.                                      2,333               148
Marathon Oil Corp.                                   21,869             1,207
Marriott International, Inc. Class A                 10,470               435
Marsh & McLennan Cos., Inc                           17,707               488
Marshall & Ilsley Corp.                               8,261               340
Masco Corp.                                          12,042               328
Mattel, Inc.                                         12,540               287
Maxim Integrated Products, Inc.                      10,224               324
MBIA, Inc.                                            4,170               234
McCormick & Co., Inc.                                 4,151               142
McDonald's Corp.                                     38,062             1,822
McGraw-Hill Cos., Inc. (The)                         10,942               662
McKesson Corp.                                        9,418               544
MeadWestvaco Corp.                                    5,880               191
Medco Health Solutions, Inc. *                        8,931               726
Medtronic, Inc.                                      36,713             1,860
MEMC Electronic Materials, Inc. *                     7,154               439
Merck & Co., Inc.                                    69,096             3,431
Meredith Corp.                                        1,242                70
Merrill Lynch & Co., Inc.                            27,762             2,060
MetLife, Inc.                                        23,643             1,424
MGIC Investment Corp.                                 2,648               102
Micron Technology, Inc. *                            24,114               286
Microsoft Corp. (b)                                 268,402             7,781
Millipore Corp. *                                     1,721               135
Molex, Inc.                                           4,528               128
Molson Coors Brewing Co., Class B                     1,510               134
Monsanto Co.                                         17,328             1,117
Monster Worldwide, Inc. *                             4,163               162
Moody's Corp.                                         7,332               394
Morgan Stanley                                       33,601             2,146
Motorola, Inc.                                       73,793             1,254
Murphy Oil Corp.                                      5,998               372
Mylan Laboratories, Inc.                              7,920               127
Nabors Industries, Ltd. *                             8,975               262
National City Corp.                                  18,356               540
National Oilwell Varco, Inc. *                        5,663               680
National Semiconductor Corp.                          8,895               231
NCR Corp. *                                           5,735               300
Network Appliance, Inc. *                            11,830               335
Newell Rubbermaid, Inc.                               8,892               235
Newmont Mining Corp.                                 14,382               600
News Corp., Class A                                  74,258             1,568
New York Times Co. (The), Class A                     4,588               105
Nicor, Inc.                                           1,435                57
Nike, Inc., Class B                                  12,087               682
NiSource, Inc.                                        8,738               167
Noble Corp.                                           4,273               438
Nordstrom, Inc.                                       7,156               341
Norfolk Southern Corp.                               12,536               674
Northern Trust Corp.                                  6,016               376
Northrop Grumman Corp.                               11,003               837
Novell, Inc. *                                       11,104                75
Novellus Systems, Inc. *                              4,029               115
Nucor Corp.                                           9,619               483

                                    CONTINUED

                                                                    EQUITY INDEX
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
NVIDIA Corp. *                                       11,570      $        529
Occidental Petroleum Corp.                           26,583             1,508
Office Depot, Inc. *                                  8,815               220
OfficeMax, Inc.                                       2,402                79
Omnicom Group, Inc.                                  10,546               547
Oracle Corp. *                                      126,201             2,413
PACCAR, Inc.                                          7,917               648
Pactiv Corp. *                                        4,157               131
Pall Corp.                                            3,909               162
Parker Hannifin Corp.                                 3,693               364
Patterson Cos., Inc. *                                4,436               159
Paychex, Inc.                                        10,837               448
Peabody Energy Corp.                                  8,448               357
Pepsi Bottling Group, Inc.                            4,194               140
PepsiCo, Inc.                                        51,932             3,408
PerkinElmer, Inc.                                     3,818               106
Pfizer, Inc.                                        223,752             5,260
PG&E Corp.                                           11,206               480
Pinnacle West Capital Corp.                           3,196               120
Pitney Bowes, Inc.                                    7,003               323
PNC Financial Services Group, Inc.                   10,997               733
Polo Ralph Lauren Corp.                               1,954               175
PPG Industries, Inc.                                  5,234               399
PPL Corp.                                            12,277               579
Praxair, Inc.                                        10,161               779
Precision Castparts Corp.                             4,387               601
Principal Financial Group, Inc.                       8,538               481
Procter & Gamble Co.                                100,392             6,210
Progress Energy, Inc.                                 8,104               354
Progressive Corp. (The)                              23,472               492
Prudential Financial, Inc.                           14,908             1,321
Public Service Enterprise Group, Inc.                 8,059               694
Pulte Homes, Inc.                                     6,773               131
QLogic Corp. *                                        5,071                67
QUALCOMM, Inc.                                       53,139             2,213
Questar Corp.                                         5,497               283
Quest Diagnostics, Inc.                               5,037               279
Qwest Communications
   International, Inc. *                             49,522               422
RadioShack Corp.                                      4,322               109
Raytheon Co.                                         14,151               783
Regions Financial Corp.                              22,467               676
Reynolds American, Inc.                               5,455               334
Robert Half International, Inc.                       5,300               180
Rockwell Automation, Inc.                             5,029               352
Rockwell Collins, Inc.                                5,335               367
Rohm & Haas Co.                                       4,538               257
Rowan Cos., Inc.                                      3,527               149
RR Donnelley & Sons Co.                               7,017               297
Ryder System, Inc.                                    1,950               106
SAFECO Corp.                                          3,385               198
Safeway, Inc.                                        14,079               449
SanDisk Corp. *                                       7,276               390
Sara Lee Corp.                                       23,420               371
Schering-Plough Corp.                                47,484             1,355
Schlumberger, Ltd.                                   37,574             3,559

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Sealed Air Corp.                                      5,151      $        140
Sears Holdings Corp. *                                2,625               359
Sempra Energy                                         8,411               443
Sherwin-Williams Co. (The)                            3,490               243
Sigma-Aldrich Corp.                                   4,187               190
SLM Corp.                                            13,116               645
Smith International, Inc.                             6,391               392
Snap-On, Inc.                                         1,848                97
Solectron Corp. *                                    28,822               108
Southern Co.                                         23,969               806
Southwest Airlines Co.                               24,894               390
Sovereign Bancorp, Inc.                              11,513               220
Spectra Energy Corp.                                 20,144               513
Sprint Nextel Corp.                                  92,253             1,894
St Jude Medical, Inc. *                              10,786               465
Stanley Works (The)                                   2,658               147
Staples, Inc.                                        22,802               525
Starbucks Corp. *                                    23,617               630
Starwood Hotels & Resorts
   Worldwide, Inc.                                    6,858               432
State Street Corp.                                   12,662               849
Stryker Corp.                                         9,521               594
Sun Microsystems, Inc. *                            113,824               581
Sunoco, Inc.                                          3,872               258
SunTrust Banks, Inc.                                 11,370               890
SUPERVALU, Inc.                                       6,625               276
Symantec Corp. *                                     28,726               552
Synovus Financial Corp.                              10,425               292
SYSCO Corp.                                          19,701               628
T Rowe Price Group, Inc.                              8,468               441
Target Corp.                                         27,147             1,644
TECO Energy, Inc.                                     6,682               108
Tektronix, Inc.                                       2,605                86
Tellabs, Inc. *                                      13,957               158
Temple-Inland, Inc.                                   3,374               196
Tenet Healthcare Corp. *                             15,080                78
Teradyne, Inc. *                                      6,048                95
Terex Corp. *                                         3,287               284
Texas Instruments, Inc.                              45,709             1,609
Textron, Inc.                                         3,999               451
Thermo Fisher Scientific, Inc. *                     13,452               702
Tiffany & Co.                                         4,359               210
Time Warner, Inc.                                   120,686             2,324
TJX Cos., Inc.                                       14,502               402
Torchmark Corp.                                       3,045               187
Transocean, Inc. *                                    9,187               987
Travelers Cos., Inc. (The)                           21,169             1,075
Tribune Co.                                           2,694                75
TXU Corp.                                            14,638               955
Tyco Electronics, Ltd. *                             15,801               566
Tyco International, Ltd.                             15,801               747
Tyson Foods, Inc., Class A                            8,060               172
Union Pacific Corp.                                   8,632             1,028
Unisys Corp. *                                       11,087                90

                                    CONTINUED

EQUITY INDEX
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
United Parcel Service, Inc., Class B                 33,764      $      2,557
United States Steel Corp.                             3,772               371
United Technologies Corp.                            31,704             2,313
UnitedHealth Group, Inc.                             42,723             2,069
Unum Group                                           10,929               266
US Bancorp                                           55,433             1,660
UST, Inc.                                             5,106               273
Valero Energy Corp.                                  17,503             1,173
Varian Medical Systems, Inc. *                        4,064               166
VeriSign, Inc. *                                      7,815               232
Verizon Communications, Inc.                         92,563             3,945
VF Corp.                                              2,840               244
Viacom, Inc., Class B *                              21,970               841
Vulcan Materials Co.                                  3,038               291
Wachovia Corp.                                       61,000             2,880
Walgreen Co.                                         31,908             1,410
Wal-Mart Stores, Inc.                                77,286             3,551
Walt Disney Co. (The)                                63,177             2,085
Washington Mutual, Inc.                              28,344             1,064
Waste Management, Inc.                               16,496               627
Waters Corp. *                                        3,217               187
Watson Pharmaceuticals, Inc. *                        3,269                99
Weatherford International, Ltd. *                    10,754               595
WellPoint, Inc. *                                    19,564             1,470
Wells Fargo & Co.                                   106,476             3,596
Wendy's International, Inc.                           2,782                97
Western Union Co. (The)                              24,633               491
Weyerhaeuser Co.                                      6,884               490
Whirlpool Corp.                                       2,516               257
Whole Foods Market, Inc.                              4,507               167
Williams Cos., Inc.                                  19,092               616
Windstream Corp.                                     15,199               209
WM Wrigley Jr Co.                                     6,874               397
WW Grainger, Inc.                                     2,264               198
Wyeth                                                42,885             2,081
Wyndham Worldwide Corp. *                             5,812               196
Xcel Energy, Inc.                                    13,037               265
Xerox Corp. *                                        29,884               522
Xilinx, Inc.                                          9,497               237
XL Capital, Ltd., Class A                             5,928               462
XTO Energy, Inc.                                     12,222               666
Yahoo!, Inc. *                                       38,559               897
Yum! Brands, Inc.                                    16,700               535
Zimmer Holdings, Inc. *                               7,549               587
Zions Bancorporation                                  3,507               261
                                                                 ------------

TOTAL COMMON STOCKS                                                   407,337
                                                                 ------------

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Apartment Investment & Management
   Co., Class A                                       3,097      $        131
Archstone-Smith Trust                                 7,107               408
AvalonBay Communities, Inc.                           2,539               274
Boston Properties, Inc.                               3,794               358
Developers Diversified Realty Corp.                   3,984               191
Equity Residential                                    9,269               369
General Growth Properties, Inc.                       7,815               375
Host Hotels & Resorts, Inc.                          16,644               352
Kimco Realty Corp.                                    7,231               270
Plum Creek Timber Co., Inc.                           5,635               219
ProLogis                                              8,181               466
Public Storage                                        3,913               274
Simon Property Group, Inc.                            7,122               616
Vornado Realty Trust                                  4,164               446
                                                                 ------------

TOTAL REAL ESTATE INVESTMENT TRUSTS                                     4,749
                                                                 ------------

INVESTMENTS IN AFFILIATES (2.5%)
Fifth Third Bancorp                                  17,537               647
Fifth Third Institutional Money
   Market Fund (a)                                9,904,590             9,905
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                        10,552
                                                                 ------------

TOTAL INVESTMENTS (COST $170,946) - 99.9%                             422,638

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                              394
                                                                 ------------

NET ASSETS - 100.0%                                              $    423,032
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

(b) Part of this security has been designated as initial margin on open futures contracts.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                                        BALANCED
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS (63.5%)
Abbott Laboratories                                  14,000      $        710
Alberto-Culver Co.                                   24,000               564
Alliant Techsystems, Inc. *                           6,000               595
Allstate Corp. (The)                                 10,000               531
Ameriprise Financial, Inc.                            9,600               579
Anixter International, Inc. *                         8,500               703
Apache Corp.                                          6,300               509
Apple, Inc. *                                         4,500               593
Associated Banc-Corp                                 20,000               575
AT&T, Inc.                                           17,000               666
Baxter International, Inc.                           17,000               894
Boeing Co.                                            7,500               776
BorgWarner, Inc.                                      4,200               368
Cameron International Corp. *                         8,100               632
Cardinal Health, Inc.                                 7,375               485
Chevron Corp.                                         8,000               682
Cisco Systems, Inc. *                                30,000               867
ConocoPhillips                                        6,000               485
Deere & Co.                                           5,000               602
Devon Energy Corp.                                    8,000               597
EMC Corp. *                                          25,000               463
Franklin Resources, Inc.                              4,700               599
Google, Inc., Class A *                                 900               459
Hormel Foods Corp.                                   15,000               516
IDEX Corp.                                           19,000               688
Illinois Tool Works, Inc.                            14,000               771
Intel Corp.                                          23,000               543
Johnson & Johnson                                     9,500               575
Johnson Controls, Inc.                                6,800               769
Kellogg Co.                                          15,000               777
Kroger Co. (The)                                     28,000               727
Manitowoc Co., Inc. (The)                             5,000               388
Marshall & Ilsley Corp.                              14,000               577
McDonald's Corp.                                     15,000               718
Medtronic, Inc.                                      11,875               602
Merck & Co., Inc.                                    14,000               695
Microsoft Corp.                                      32,000               928
Monsanto Co.                                         10,500               677
NCR Corp. *                                          10,000               522
Northern Trust Corp.                                 13,000               812
Nuveen Investments, Inc., Class A                    11,000               673
Oracle Corp. *                                       34,000               650
PepsiCo, Inc.                                         9,500               623
Procter & Gamble Co.                                 13,000               804
Rockwell Collins, Inc.                                5,000               343
Schlumberger, Ltd.                                    8,000               758
Scotts Miracle-Gro Co. (The), Class A                13,000               533
Snap-On, Inc.                                         9,500               497
Stericycle, Inc. *                                   12,000               575
SUPERVALU, Inc.                                      12,650               527
Target Corp.                                         10,000               606
Texas Instruments, Inc.                              15,875               559
Toro Co.                                             11,000               618
US Bancorp                                           19,000               569

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Wisconsin Energy Corp.                               14,000      $        601
WMS Industries, Inc. *                               19,500               508
WW Grainger, Inc.                                     7,200               629
Xcel Energy, Inc.                                    25,000               508
Zimmer Holdings, Inc. *                               8,500               661
                                                                 ------------

TOTAL COMMON STOCKS                                                    36,461
                                                                 ------------

                                                PRINCIPAL
                                                  AMOUNT
                                               ------------
ASSET-BACKED SECURITIES (1.3%)
Aerco, Ltd., Series 2A, Class A3
   5.78%, 7/15/25 (a)(b)                       $         93                79
GMAC Mortgage Corp. Loan Trust,
   Series 2004-HE5, Class A4, 4.34%,
   9/25/34 (a)                                          385               381
Green Tree Financial Corp., Series
   1995-4, Class M1, 7.60%, 6/15/25                     267               273
                                                                 ------------

TOTAL ASSET-BACKED SECURITIES                                             733
                                                                 ------------

CORPORATE BONDS (0.8%)
Bank One Capital III, 8.75%, 9/1/30                     175               217
COX Communications, Inc., 5.50%,
   10/1/15                                               75                71
Sprint Capital Corp., 8.75%, 3/15/32                     65                72
AOL Time Warner, Inc., 7.70%, 5/1/32                     75                81
                                                                 ------------

TOTAL CORPORATE BONDS                                                     441
                                                                 ------------

FOREIGN BONDS (1.0%)
France Telecom SA, 8.50%, 3/1/31                        200               251
Gazprom International SA, 7.20%,
   2/1/20 (b)                                            95                96
TransCanada Pipelines, Ltd., 5.60%,
   3/31/34                                              195               180
Vodafone Group PLC, 5.75%, 3/15/16                       75                73
                                                                 ------------

TOTAL FOREIGN BONDS                                                       600
                                                                 ------------

MORTGAGE-BACKED SECURITIES (23.3%)
American Home Mortgage Investment
   Trust, Series 2005-2, Class 5A4D,
   5.33%, 9/25/35                                     1,500             1,424
Banc of America Funding Corp.,
   Series 2006-G, Class 3A2, 5.75%,
   7/20/36 (a)                                        1,585             1,593
Bear Stearns Adjustable Rate
   Mortgage Trust, Series 2005-12,
   Class 13A1, 5.46%, 2/25/36 (a)                       901               886
Bear Stearns Alt-A Trust, Series
   2005-9, Class 21A2, 5.77%,
   11/25/35 (a)                                         348               353
Bear Stearns Commercial Mortgage
   Securities, Series 2000-WF2, Class
   A1, 7.11%, 10/15/32                                  257               258

                                    CONTINUED

BALANCED
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MORTGAGE-BACKED SECURITIES (23.3%)
Bear Stearns Commercial Mortgage
   Securities, Series 2004-T14, Class
   A4, 5.20%, 1/12/41                          $        700      $        680
Chase Mortgage Finance Corp.,
   Series 2003-S13, Class A16, 5.00%,
   11/25/33                                           1,446             1,350
Chase Mortgage Finance Corp.,
   Series 2005-A1, Class 2A2, 5.24%,
   12/25/35 (a)(d)                                    1,564             1,554
Chaseflex Trust, Series 2006-1,
   Class A2A, 5.94%, 6/25/36                            400               401
Countrywide Alternative Loan Trust,
   Series 2005-J3, Class 3A1, 6.50%,
   9/25/34                                              219               221
Countrywide Alternative Loan Trust,
   Series 2005-74T1, Class A1, 6.00%,
   1/25/36                                              353               352
Crown Castle Towers LLC, Series
   2006-1A, Class E, 6.07%, 11/15/36 (b)                650               619
Greenwich Capital Commercial
   Funding Corp., Series 2004-GG1,
   Class A5, 4.88%, 6/10/36                             700               687
Indymac Index Mortgage Loan Trust,
   Series 2005-AR9, Class 1A1, 5.44%,
   7/25/35 (a)                                          227               230
JP Morgan Mortgage Trust, Series
   2005-A1, Class 2A1, 4.84%,
   2/25/35 (a)                                          347               343
Morgan Stanley Capital I, Series
   2004-IQ8, Class A5, 5.11%, 6/15/40                   800               770
Morgan Stanley Dean Witter Capital
   I, Series 2003-TOP9, Class A2,
   4.74%, 11/13/36                                      700               671
Morgan Stanley Mortgage Loan Trust,
   Series 2004-4, Class 3A, 5.00%,
   8/25/19                                              658               634
WaMu Mortgage Pass Through
   Certificates, Series 2004-AR3,
   Class A2, 4.24%, 6/25/34 (a)                         340               334
                                                                 ------------

TOTAL MORTGAGE-BACKED SECURITIES                                       13,360
                                                                 ------------

U.S. GOVERNMENT AGENCIES (10.0%)
FANNIE MAE (5.5%)
5.50%, 2/1/25                                           206               201
5.00%, 5/1/25                                           382               365
7.50%, 6/1/27                                            25                26
7.00%, 6/1/32                                            10                10
7.00%, 8/1/32                                            31                32
6.00%, 8/25/33 (a)                                      386               376
7.00%, 9/1/34                                             5                 5
5.00%, 10/1/35                                          160               151
6.00%, 10/1/35                                          285               283
5.50%, 11/1/35                                           94                91
5.50%, 2/1/36                                           288               279
5.50%, 11/1/36                                          144               140
5.50%, 1/1/37                                           455               439
5.50%, 4/25/37                                          239               217
7.00%, 5/1/37                                            70                72
5.50%, 8/1/37, TBA                                      500               483
                                                                 ------------
                                                                        3,170
                                                                 ------------

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FREDDIE MAC (3.1%)
7.50%, 7/1/27                                  $          9      $         10
7.50%, 8/1/27                                            45                48
7.50%, 11/1/27                                           30                31
7.50%, 12/1/27                                           45                47
6.50%, 11/1/31                                          463               473
7.00%, 1/1/32                                             6                 6
4.50%, 6/1/34                                           163               148
5.50%, 3/15/35                                          235               229
5.00%, 8/1/35                                            75                70
5.00%, 11/1/35                                           66                62
6.00%, 12/1/35                                          264               262
5.00%, 7/1/36                                           412               387
                                                                 ------------
                                                                        1,773
                                                                 ------------

GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION (0.5%)
6.50%, 4/15/32                                          121               124
7.00%, 7/20/32                                           59                62
0.57%, 4/16/46, IO (a)                                3,468               132
                                                                 ------------
                                                                          318
                                                                 ------------

TENNESSEE VALLEY AUTHORITY (0.9%)
6.53%, 12/15/17 **                                      900               526
                                                                 ------------

TOTAL U.S. GOVERNMENT AGENCIES                                          5,787
                                                                 ------------

                                                  SHARES
                                               ------------
INVESTMENTS IN AFFILIATES (c) (2.0%)
Fifth Third Institutional Money
   Market Fund                                    1,171,064             1,171
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                         1,171
                                                                 ------------

TOTAL INVESTMENTS (COST $55,110) - 101.9%                              58,553

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%                         (1,116)
                                                                 ------------

NET ASSETS - 100.0%                                              $     57,437
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

**    Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) All or part of this security has been designated as collateral for TBA securities.

The following abbreviations are used in the Schedule of Portfolio Investments:

IO - Interest Only
TBA - To be announced

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                                 MICRO CAP VALUE
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS (94.0%)
Abigail Adams National Bancorp                       21,990      $        305
ABX Air, Inc. *                                     134,090               975
Aceto Corp.                                          74,380               678
ActivIdentity Corp. *                               149,450               637
Agilysys, Inc.                                       50,540               971
AmCOMP, Inc. *                                       39,560               333
American Bancorp of New Jersey                       62,300               669
American Dental Partners, Inc. *                     35,060               900
AmericanWest Bancorp                                 33,610               513
Amerisafe, Inc. *                                    31,990               537
Apogee Enterprises, Inc.                             22,120               570
Audiovox Corp., Class A *                            52,930               536
B&G Foods, Inc., Class A                             54,717               728
Bank of Florida Corp. *                              35,110               547
Barrett Business Services, Inc.                      36,360               918
Benihana, Inc. *                                     10,460               204
Benihana, Inc., Class A *                            24,610               477
Benjamin Franklin Bancorp, Inc.                      37,480               505
Berkshire Hills Bancorp, Inc.                        30,500               800
Bluegreen Corp. *                                    90,040               762
B of I Holding, Inc. *                               79,470               591
Bronco Drilling Co., Inc. *                          47,060               682
Callon Petroleum Co. *                               47,940               672
Catalyst Semiconductor, Inc. *                      101,810               485
CBIZ, Inc. *                                         79,660               543
Center Bancorp, Inc.                                 52,487               729
Champps Entertainment, Inc. *                        36,110               195
Chesapeake Utilities Corp.                           21,450               700
Citizens Community Bancorp, Inc.                     36,950               333
Crawford & Co., Class B                             104,190               621
CTS Corp.                                            36,610               466
D&E Communications, Inc.                             37,360               590
DEB Shops, Inc.                                      17,770               460
Digimarc Corp. *                                     38,500               406
Ducommun, Inc. *                                     36,000             1,003
Edge Petroleum Corp. *                               70,100               870
EDO Corp.                                            27,390               905
Epic Bancorp                                         25,020               329
First Clover Leaf Financial Corp.                    37,450               386
First Merchants Corp.                                32,690               662
First State Bancorporation                           36,340               627
Flanders Corp. *                                    132,900               769
FPIC Insurance Group, Inc. *                         12,140               422
Frisch's Restaurants, Inc.                           15,340               453
GSI Group, Inc. *                                    73,260               791
Hartmarx Corp. *                                    188,320             1,610
HealthTronics, Inc. *                                97,360               389
Hooper Holmes, Inc. *                               195,010               511
ICT Group, Inc. *                                    39,670               626
Inventure Group, Inc. (The) *                       166,170               499
Irwin Financial Corp.                                59,270               695
IXYS Corp. *                                         90,820               864
KNBT Bancorp, Inc.                                   49,680               653
Lithia Motors, Inc., Class A                         29,441               606
LMI Aerospace, Inc. *                                50,020             1,109
Lydall, Inc. *                                       36,020               416
MainSource Financial Group, Inc.                     49,760               775
Material Sciences Corp. *                            27,400               301
Medical Action Industries, Inc. *                    34,910               679
Michael Baker Corp. *                                17,120               617

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Microtek Medical Holdings, Inc. *                   219,300      $      1,072
Monro Muffler, Inc.                                  23,777               796
Monterey Gourmet Foods, Inc. *                      100,060               385
MTC Technologies, Inc. *                             32,320               706
MVC Capital, Inc.                                    18,940               306
Nanometrics, Inc. *                                  58,620               378
National Atlantic Holdings Corp. *                   41,200               578
National Dentex Corp. *                              48,690               837
Ness Technologies, Inc. *                            71,360               839
NGP Capital Resources Co.                            55,810               866
North Pointe Holdings Corp. *                        37,859               440
Northrim BanCorp, Inc.                               20,630               617
Northwest Pipe Co. *                                  7,390               248
OSI Systems, Inc. *                                  32,850               813
Overhill Farms, Inc. *                              110,770               643
PAR Technology Corp. *                               89,250               758
Perceptron, Inc. *                                   48,400               474
Powell Industries, Inc. *                            38,980             1,310
Procentury Corp.                                     27,560               385
Quaker Chemical Corp.                                28,360               616
Radyne Corp. *                                       96,300             1,076
Renasant Corp.                                       32,890               631
Res-Care, Inc. *                                     38,430               747
RG Barry Corp. *                                     23,300               240
Rocky Brands, Inc. *                                 50,940               592
Rudolph Technologies, Inc. *                         52,270               818
Rurban Financial Corp.                               11,848               152
Sanders Morris Harris Group, Inc.                    75,000               736
Schawk, Inc.                                         45,050               861
Schweitzer-Mauduit International, Inc.               35,100               801
SeaBright Insurance Holdings, Inc. *                 32,430               588
Secure Computing Corp. *                            113,400               896
Semitool, Inc. *                                    110,700             1,059
Simmons First National Corp.,
   Class A                                           31,110               718
Southcoast Financial Corp. *                         18,678               355
Standard Register Co. (The)                          52,480               705
Stealthgas, Inc.                                     69,420             1,196
Stein Mart, Inc.                                     56,400               614
Stepan Co.                                           34,850               962
Superior Uniform Group, Inc.                         35,030               433
Symmetricom, Inc. *                                 163,540             1,220
Synplicity, Inc. *                                  100,610               702
Tasty Baking Co.                                     43,630               453
TTM Technologies, Inc. *                             82,240             1,072
Ultratech, Inc. *                                    45,110               566
United Western Bancorp, Inc.                         30,850               735
Universal Electronics, Inc. *                        17,490               616
US Xpress Enterprises, Inc., Class A *               27,425               484
Vignette Corp. *                                     57,500             1,210
Warwick Valley Telephone Co.                         32,210               428
Washington Trust Bancorp, Inc.                       29,370               696
White Electronic Designs Corp. *                    116,830               680
Willbros Group, Inc. *                               36,490             1,150
Zygo Corp. *                                         53,250               640
                                                                 ------------

TOTAL COMMON STOCKS                                                    75,504
                                                                 ------------

                                    CONTINUED

MICRO CAP VALUE
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
INVESTMENT COMPANIES (0.5%)
Equus Total Return, Inc.                             49,610      $        416
                                                                 ------------

TOTAL INVESTMENT COMPANIES                                                416
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (3.1%)
Hersha Hospitality Trust                            107,120             1,125
MHI Hospitality Corp.                                60,640               646
Monmouth Reit, Class A                               80,640               697
                                                                 ------------

TOTAL REAL ESTATE INVESTMENT TRUSTS                                     2,468
                                                                 ------------

INVESTMENTS IN AFFILIATES (a) (3.6%)
Fifth Third Institutional Money
   Market Fund                                    2,930,010             2,930
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                         2,930
                                                                 ------------

TOTAL INVESTMENTS (COST $71,275) - 101.2%                              81,318

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%                           (999)
                                                                 ------------

NET ASSETS - 100.0%                                              $     80,319
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                                 SMALL CAP VALUE
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS (93.8%)
ADC Telecommunications, Inc. *                      110,800      $      2,071
Agilysys, Inc.                                       84,400             1,621
Albany International Corp., Class A                  51,300             1,923
Alexander & Baldwin, Inc.                            23,175             1,257
Anixter International, Inc. *                        23,600             1,951
Axcelis Technologies, Inc. *                        172,849               959
Bluegreen Corp. *                                   137,850             1,166
Bob Evans Farms, Inc.                                34,625             1,124
Cabot Microelectronics Corp. *                       56,900             2,426
Casey's General Stores, Inc.                         89,200             2,224
Coeur d'Alene Mines Corp. *                         392,275             1,534
Community Bank System, Inc.                          83,550             1,503
CTS Corp.                                           120,500             1,535
EDO Corp.                                            67,325             2,225
Endurance Specialty Holdings, Ltd.                   53,575             2,004
EnerSys *                                           136,325             2,467
EnPro Industries, Inc. *                             61,525             2,423
Extreme Networks *                                  381,450             1,549
Ferro Corp.                                         112,000             2,503
Griffon Corp. *                                      68,175             1,198
Group 1 Automotive, Inc.                             32,350             1,214
Headwaters, Inc. *                                   74,800             1,206
Hooper Holmes, Inc. *                               322,050               844
ICT Group, Inc. *                                    64,125             1,013
Inter-Tel, Inc.                                      42,000             1,042
Iowa Telecommunications Services, Inc.              108,925             2,239
Irwin Financial Corp.                               130,600             1,531
Jo-Ann Stores, Inc. *                                41,675               992
Kellwood Co.                                         36,125               926
Kindred Healthcare, Inc. *                           71,750             1,921
La-Z-Boy, Inc.                                      134,275             1,344
Lithia Motors, Inc., Class A                         52,825             1,088
MainSource Financial Group, Inc.                     82,612             1,287
MarineMax, Inc. *                                    62,775             1,174
MasTec, Inc. *                                       88,747             1,213
Molina Healthcare, Inc. *                            63,925             2,007
NewAlliance Bancshares, Inc.                        133,200             1,800
Oil States International, Inc. *                     55,575             2,431
Orthofix International NV *                          52,100             2,243
Overseas Shipholding Group                           28,025             2,174
PepsiAmericas, Inc.                                  46,575             1,289
Performance Food Group Co. *                         53,450             1,532
Pioneer Drilling Co. *                              121,625             1,530
Platinum Underwriters Holdings, Ltd.                 74,475             2,473
PolyOne Corp. *                                     222,175             1,671
Quebecor World, Inc.                                154,800             1,789
Sanderson Farms, Inc.                                14,965               597
Schawk, Inc.                                         97,800             1,868
Schnitzer Steel Industries, Inc., Class A            39,600             2,146
Schweitzer-Mauduit International, Inc.               93,600             2,137
Semitool, Inc. *                                    142,200             1,361
South Financial Group, Inc. (The)                    55,850             1,204
South Jersey Industries, Inc.                        45,225             1,482
Steak N Shake Co. (The) *                           106,150             1,592
Sybase, Inc. *                                       52,400             1,243

                                    CONTINUED

SMALL CAP VALUE
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Tronox, Inc., Class A                               137,100      $      1,630
Tsakos Energy Navigation, Ltd.                       29,250             2,126
UCBH Holdings, Inc.                                 103,425             1,700
UMB Financial Corp.                                  81,050             3,026
United Bankshares, Inc.                              68,756             1,915
United Online, Inc.                                  73,675             1,040
United Rentals, Inc. *                               80,775             2,596
Vectren Corp.                                        93,450             2,333
Werner Enterprises, Inc.                             65,800             1,279
Westar Energy, Inc.                                  72,150             1,661
                                                                 ------------

TOTAL COMMON STOCKS                                                   108,572
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (3.9%)
Ashford Hospitality Trust, Inc.                     215,975             2,208
BioMed Realty Trust, Inc.                            33,700               736
U-Store-It Trust                                    110,150             1,576
                                                                 ------------

TOTAL REAL ESTATE INVESTMENT TRUSTS                                     4,520
                                                                 ------------

INVESTMENTS IN AFFILIATES (a) (2.6%)
Fifth Third Institutional Money
   Market Fund                                    2,973,874             2,974
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                         2,974
                                                                 ------------

TOTAL INVESTMENTS (COST $109,168) - 100.3%                            116,066

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%                           (296)
                                                                 ------------

NET ASSETS - 100.0%                                              $    115,770
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                                 MULTI CAP VALUE
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS (95.8%)
3M Co.                                               50,102      $      4,455
Abbott Laboratories                                  83,484             4,232
Alcoa, Inc.                                         100,200             3,828
Allstate Corp. (The)                                 33,387             1,775
Alltel Corp.                                         33,387             2,202
American Electric Power Co., Inc.                    66,818             2,906
American International Group, Inc.                  116,871             7,501
Anadarko Petroleum Corp.                             98,207             4,943
Applied Materials, Inc.                             200,405             4,417
AT&T, Inc.                                          100,200             3,924
Autoliv, Inc.                                        20,049             1,121
Avnet, Inc. *                                        16,592               629
Bank of America Corp.                               133,586             6,335
Bank of New York Mellon Corp. (The)                 173,291             7,374
Bob Evans Farms, Inc.                                83,484             2,709
BorgWarner, Inc.                                     36,720             3,174
Brunswick Corp.                                      33,400               934
Cabot Microelectronics Corp. *                       64,064             2,731
Caterpillar, Inc.                                    46,763             3,685
Charles Schwab Corp. (The)                          150,302             3,026
Chevron Corp.                                        66,818             5,697
Cigna Corp.                                         120,299             6,212
Citigroup, Inc.                                      66,805             3,111
Coca-Cola Enterprises, Inc.                          90,170             2,043
Coherent, Inc. *                                     50,102             1,450
Comerica, Inc.                                       53,436             2,814
Computer Sciences Corp. *                            32,044             1,784
ConAgra Foods, Inc.                                 123,587             3,133
ConocoPhillips                                       90,155             7,288
CSX Corp.                                            26,715             1,267
Deere & Co.                                           7,263               875
Dover Corp.                                          26,715             1,363
Dow Chemical Co. (The)                               80,151             3,485
Duke Energy Corp.                                    73,485             1,251
Edge Petroleum Corp. *                               10,000               124
Edison International                                 50,102             2,650
E.I. du Pont de Nemours & Co.                        80,151             3,745
Exxon Mobil Corp.                                   103,538             8,814
FPL Group, Inc.                                      33,387             1,927
Gannett Co., Inc.                                    46,769             2,334
General Dynamics Corp.                               40,098             3,150
General Electric Co.                                 90,543             3,509
Goldman Sachs Group, Inc. (The)                      20,049             3,776
Harris Corp.                                         30,053             1,649
Hartford Financial Services Group, Inc.              43,431             3,990
Headwaters, Inc. *                                   25,000               403
Health Management Associates,
   Inc., Class A                                    133,586             1,077
Hewlett-Packard Co.                                  40,098             1,846
HJ Heinz Co.                                         36,720             1,607
Home Depot, Inc.                                    109,954             4,087
Honda Motor Co., Ltd. ADR                            50,102             1,805
Honeywell International, Inc.                        80,151             4,610
Horace Mann Educators Corp.                          69,510             1,239
ICT Group, Inc. *                                    51,250               809
Intel Corp.                                         217,076             5,127

                                    CONTINUED

MULTI CAP VALUE
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
International Business
   Machines Corp.                                    42,100      $      4,658
International Rectifier Corp. *                      77,500             2,845
Jakks Pacific, Inc. *                                66,818             1,584
Johnson & Johnson                                    50,102             3,031
Jones Apparel Group, Inc.                            83,484             2,084
JPMorgan Chase & Co.                                166,973             7,348
Keycorp                                              66,818             2,318
Kraft Foods, Inc., Class A                           83,484             2,734
Laboratory Corp. of America
   Holdings*                                         30,053             2,219
Lincare Holdings, Inc. *                             20,049               716
Lubrizol Corp.                                       53,128             3,329
Manpower, Inc.                                       26,715             2,112
Marathon Oil Corp.                                  146,970             8,113
McDonald's Corp.                                     80,151             3,837
MetLife, Inc.                                        60,102             3,619
Molson Coors Brewing Co., Class B                    36,720             3,266
Motorola, Inc.                                       34,390               584
Nabors Industries, Ltd. *                           128,815             3,767
National City Corp.                                 133,586             3,926
Natuzzi SpA ADR *                                    54,897               410
New York Community Bancorp, Inc.                    133,586             2,168
New York Times Co. (The), Class A                   133,605             3,054
NiSource, Inc.                                       60,102             1,146
Omnicare, Inc.                                       25,050               831
Pall Corp.                                           76,834             3,190
Pepco Holdings, Inc.                                 93,534             2,532
Pfizer, Inc.                                        233,791             5,496
Piper Jaffray Cos. *                                 13,383               641
Pitney Bowes, Inc.                                   16,716               771
Radian Group, Inc.                                   14,663               494
Safeway, Inc.                                       116,871             3,725
SanDisk Corp. *                                      59,600             3,196
Schering-Plough Corp.                               123,587             3,527
Snap-On, Inc.                                        20,049             1,049
Spectra Energy Corp.                                 36,720               935
Sprint Nextel Corp.                                 100,200             2,057
Standard Register Co. (The)                         146,376             1,967
Stanley Works (The)                                  50,102             2,772
SunTrust Banks, Inc.                                 40,098             3,140
SUPERVALU, Inc.                                     100,200             4,175
Symmetricom, Inc. *                                 219,564             1,638
TD Ameritrade Holding Corp. *                        66,818             1,133
Tidewater, Inc.                                      46,769             3,200
Tupperware Brands Corp.                              66,805             1,738
Tyson Foods, Inc., Class A                          200,405             4,269
UCBH Holdings, Inc.                                  50,102               824
Union Pacific Corp.                                  20,049             2,389
United Technologies Corp.                            33,387             2,436
US Bancorp                                          100,200             3,001
UST, Inc.                                            16,716               895
Verizon Communications, Inc.                        200,405             8,541
Vishay Intertechnology, Inc. *                       66,818             1,036
Walt Disney Co. (The)                                56,769             1,873
Windstream Corp.                                     87,980             1,211

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Wyeth                                                26,715      $      1,296
YRC Worldwide, Inc. *                                66,527             2,137
                                                                 ------------

TOTAL COMMON STOCKS                                                   318,935
                                                                 ------------

INVESTMENTS IN AFFILIATES (a) (4.2%)
Fifth Third Institutional Money
   Market Fund                                   14,094,652            14,095
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                        14,095
                                                                 ------------

TOTAL INVESTMENTS (COST $247,615) - 100.0%                            333,030

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%                               49
                                                                 ------------

NET ASSETS - 100.0%                                              $    333,079
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Portfolio Investments:

ADR - American Depositary Receipt

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                     DISCIPLINED LARGE CAP VALUE
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2006
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS (96.9%)
3M Co.                                              106,981      $      9,513
Abbott Laboratories                                 157,884             8,003
Alcoa, Inc.                                         252,615             9,650
Allstate Corp. (The)                                199,987            10,629
Altria Group, Inc.                                  210,512            13,993
American International Group, Inc.                  231,563            14,862
Anheuser-Busch Cos., Inc.                           168,410             8,213
Apache Corp.                                        126,307            10,211
Applied Materials, Inc.                             463,127            10,207
AT&T, Inc.                                          778,895            30,502
Bank of America Corp.                               599,960            28,450
Bank of New York Mellon Corp. (The)                 397,026            16,893
Black & Decker Corp.                                 64,000             5,540
Carnival Corp.                                      129,088             5,720
Caterpillar, Inc.                                    85,696             6,753
Chevron Corp.                                       252,615            21,538
Citigroup, Inc.                                     305,243            14,215
Computer Sciences Corp. *                            86,784             4,832
ConAgra Foods, Inc.                                 194,596             4,933
ConocoPhillips                                      275,350            22,259
Discover Financial Services *                        78,736             1,815
Dow Chemical Co. (The)                              326,294            14,187
Edison International                                168,410             8,907
E.I. du Pont de Nemours & Co.                        86,783             4,055
Eli Lilly & Co.                                     210,512            11,387
Exxon Mobil Corp.                                   168,410            14,337
Fiserv, Inc. *                                      168,410             8,323
Fortune Brands, Inc.                                 79,221             6,441
FPL Group, Inc.                                     168,410             9,722
Gannett Co., Inc.                                   145,253             7,248
General Electric Co.                                610,485            23,662
Halliburton Co.                                     329,662            11,874
Hartford Financial Services
   Group, Inc.                                      147,359            13,538
Honeywell International, Inc.                       126,307             7,264
Intel Corp.                                         631,537            14,917
International Business
   Machines Corp.                                    63,999             7,081
Johnson & Johnson                                   252,615            15,283
JPMorgan Chase & Co.                                537,648            23,662
Kraft Foods, Inc., Class A                          453,022            14,836
Marathon Oil Corp.                                  210,512            11,620
MetLife, Inc.                                       368,396            22,185
Morgan Stanley                                      168,410            10,756
National City Corp.                                 257,251             7,561
Northrop Grumman Corp.                               43,282             3,294
Parker Hannifin Corp.                                63,154             6,232
Pfizer, Inc.                                        442,076            10,393
Pitney Bowes, Inc.                                  210,512             9,705
RR Donnelley & Sons Co.                             168,410             7,117
Sunoco, Inc.                                        147,359             9,832
SunTrust Banks, Inc.                                168,410            13,187
Time Warner, Inc.                                   505,229             9,731
TJX Cos., Inc.                                      336,820             9,347
UnitedHealth Group, Inc.                            189,461             9,176
United Technologies Corp.                           147,359            10,753
UST, Inc.                                           157,884             8,455

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Verizon Communications, Inc.                        362,923      $     15,468
Wal-Mart Stores, Inc.                               129,087             5,932
Windstream Corp.                                    215,627             2,967
Wyeth                                               155,779             7,558
                                                                 ------------

TOTAL COMMON STOCKS                                                   666,724
                                                                 ------------

INVESTMENTS IN AFFILIATES (a) (3.1%)
Fifth Third Institutional Money
   Market Fund                                 $ 21,394,228            21,394
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                        21,394
                                                                 ------------

TOTAL INVESTMENTS (COST $570,379) - 100.0%                            688,118

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%                           (121)
                                                                 ------------

NET ASSETS - 100.0%                                              $    687,997
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

LIFEMODEL AGGRESSIVE SM
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
INVESTMENTS IN AFFILIATES (a) (99.9%)
Fifth Third Bond Fund                               280,777      $      2,718
Fifth Third Disciplined Large Cap
   Value Fund                                     2,006,868            28,899
Fifth Third High Yield Bond Fund                     26,084               250
Fifth Third Institutional Money
   Market Fund                                    2,311,876             2,312
Fifth Third Intermediate Bond Fund                  601,219             5,730
Fifth Third International
   Equity Fund                                    2,173,272            33,794
Fifth Third Structured Large Cap
   Plus Fund                                      1,866,130            31,612
Fifth Third Mid Cap Growth Fund *                 1,184,269            18,593
Fifth Third Multi Cap Value Fund                    569,319            14,603
Fifth Third Quality Growth Fund                   2,213,347            40,991
Fifth Third Short Term Bond Fund                    371,843             3,465
Fifth Third Small Cap Growth Fund                   695,208             9,330
Fifth Third Small Cap Value Fund                    352,196             7,146
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                       199,443
                                                                 ------------

TOTAL INVESTMENTS (COST $161,013) - 99.9%                             199,443

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                              147
                                                                 ------------

NET ASSETS - 100.0%                                              $    199,590
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                              LIFEMODEL MODERATELY AGGRESSIVE SM
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
INVESTMENTS IN AFFILIATES (a) (100.0%)
Fifth Third Bond Fund                             1,778,421      $     17,215
Fifth Third Disciplined Large Cap
   Value Fund                                     2,609,087            37,571
Fifth Third High Yield Bond Fund                  1,101,524            10,541
Fifth Third Institutional Money
   Market Fund                                    1,699,139             1,699
Fifth Third Intermediate Bond Fund                4,482,647            42,720
Fifth Third International Equity
   Fund                                           2,880,201            44,787
Fifth Third Structured Large Cap
   Plus Fund                                      2,560,635            43,377
Fifth Third Mid Cap Growth Fund *                 1,570,293            24,654
Fifth Third Multi Cap Value Fund                    754,065            19,342
Fifth Third Quality Growth Fund                   2,969,928            55,003
Fifth Third Short Term Bond Fund                  2,551,399            23,779
Fifth Third Small Cap Growth Fund                   920,614            12,355
Fifth Third Small Cap Value Fund                    466,961             9,474
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                       342,517
                                                                 ------------

TOTAL INVESTMENTS (COST $283,808) - 100.0%                            342,517

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%                            (63)
                                                                 ------------

NET ASSETS - 100.0%                                              $    342,454
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

LIFEMODEL MODERATE SM
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
INVESTMENTS IN AFFILIATES(a) (100.1%)
Fifth Third Bond Fund                             4,889,210      $     47,327
Fifth Third Disciplined Large Cap
   Value Fund                                     2,872,291            41,361
Fifth Third High Yield Bond Fund                  2,168,129            20,749
Fifth Third Institutional Money
   Market Fund                                    1,857,113             1,857
Fifth Third Intermediate Bond Fund               11,901,425           113,421
Fifth Third International
   Equity Fund                                    3,087,377            48,009
Fifth Third Structured Large Cap
   Plus Fund                                      2,616,828            44,329
Fifth Third Mid Cap Growth Fund*                  1,682,236            26,411
Fifth Third Multi Cap Value Fund                    808,929            20,749
Fifth Third Quality Growth Fund                   3,242,817            60,057
Fifth Third Short Term Bond Fund                  6,968,640            64,948
Fifth Third Small Cap Growth Fund                   986,201            13,235
Fifth Third Small Cap Value Fund                    500,906            10,163
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                       512,616
                                                                 ------------

TOTAL INVESTMENTS (COST $461,368) - 100.1%                            512,616

LIABILITIES IN EXCESS OF OTHER ASSETS - ( 0.1)%                          (416)
                                                                 ------------

NET ASSETS - 100.0%                                              $    512,200
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                            LIFEMODEL MODERATELY CONSERVATIVE SM
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
INVESTMENTS IN AFFILIATES (a) (100.3%)
Fifth Third Bond Fund                             1,171,291      $     11,338
Fifth Third Disciplined Large Cap
   Value Fund                                       423,643             6,100
Fifth Third High Yield Bond Fund                    415,813             3,979
Fifth Third Institutional Money
   Market Fund                                      322,512               323
Fifth Third Intermediate Bond Fund                2,823,290            26,906
Fifth Third International
   Equity Fund                                      480,232             7,468
Fifth Third Structured Large Cap
   Plus Fund                                        446,086             7,557
Fifth Third Mid Cap Growth Fund *                   261,482             4,105
Fifth Third Multi Cap Value Fund                    125,923             3,230
Fifth Third Quality Growth Fund                     486,099             9,003
Fifth Third Short Term Bond Fund                  1,646,816            15,348
Fifth Third Small Cap Growth Fund                   153,608             2,061
Fifth Third Small Cap Value Fund                     77,749             1,577
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                        98,995
                                                                 ------------

TOTAL INVESTMENTS (COST $88,900) - 100.3%                              98,995

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%                           (321)
                                                                 ------------

NET ASSETS - 100.0%                                              $     98,674
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

LIFEMODEL CONSERVATIVE SM
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
INVESTMENTS IN AFFILIATES (a) (99.5%)
Fifth Third Bond Fund                               814,726      $      7,887
Fifth Third Disciplined Large Cap
   Value Fund                                       121,611             1,751
Fifth Third High Yield Bond Fund                    267,815             2,563
Fifth Third Institutional Money
   Market Fund                                      713,555               714
Fifth Third Intermediate Bond Fund                1,947,902            18,563
Fifth Third International
   Equity Fund                                      132,351             2,058
Fifth Third Structured Large Cap
   Plus Fund                                        114,918             1,947
Fifth Third Mid Cap Growth Fund *                    72,153             1,133
Fifth Third Multi Cap Value Fund                     34,616               888
Fifth Third Quality Growth Fund                     137,928             2,554
Fifth Third Short Term Bond Fund                  1,151,605            10,733
Fifth Third Small Cap Growth Fund                    42,265               567
Fifth Third Small Cap Value Fund                     21,413               434
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                        51,792
                                                                 ------------

TOTAL INVESTMENTS (COST $50,037) - 99.5%                               51,792

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%                              241
                                                                 ------------

NET ASSETS - 100.0%                                              $     52,033
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                                STRATEGIC INCOME
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
ASSET-BACKED SECURITIES (2.2%)
Aerco, Ltd., Series N Ap-2A, Class
   A3, 5.78%, 7/15/25 (a) (b)                  $      1,025      $        871
Citibank Credit Card Issuance Trust,
   Series 2003-A3, Class A3, 3.10%,
   3/10/10                                              500               494
Residential Asset Securities Corp.,
   Series 2006-KS3, Class AI3, 5.49%,
   4/25/36 (a)                                        1,000               996
Susquehanna Auto Lease Trust, Series
   2007-1, Class B, 5.31%, 7/14/10 (b)                1,000             1,001
                                                                 ------------

TOTAL ASSET-BACKED SECURITIES                                           3,362
                                                                 ------------

CONVERTIBLE BONDS (0.8%)
Ford Motor Co., 4.25%, 12/15/36                       1,000             1,158
                                                                 ------------

TOTAL CONVERTIBLE BONDS                                                 1,158
                                                                 ------------

CORPORATE BONDS (23.2%)
American General Finance Corp.,
   5.75%, 9/15/16                                     1,000               982
Bankers Trust Corp., 7.25%, 10/15/11                  1,000             1,068
Bear Stearns Cos., Inc. (The), 4.65%,
   7/2/18                                             1,000               834
Capital One Financial Corp., 6.15%,
   9/1/16                                             1,500             1,457
CIT Group, Inc., 4.00%, 5/8/08                        1,000               988
Comcast Cable Communications LLC,
   7.13%, 6/15/13                                       500               529
Comcast Cable Holdings LLC, 7.88%,
   8/1/13                                             1,100             1,199
Core Investment Grade Bond Trust I,
   4.64%, 11/30/07                                      442               440
COX Communications, Inc., 7.75%,
   11/1/10                                            1,000             1,061
Cullen Frost Cap Trust I, 6.91%,
   3/1/34 (a)                                         1,000             1,026
CVS Caremark Corp., 7.77%, 1/10/12 (b)                  773               834
Developers Diversified Realty Corp.,
   3.88%, 1/30/09                                     1,000               975
Emigrant Capital Trust, 7.45%,
   12/10/33 (a) (b)                                   1,000               994
First Tennessee Capital II, Series B,
   6.30%, 4/15/34                                     1,500             1,404
FPL Group Capital, Inc., 6.65%,
   6/15/67 (a)                                        1,000               981
Goldman Sachs Group, Inc. (The),
   5.25%, 10/15/13                                    1,000               968
HVB Funding Trust I, 8.74%,
   6/30/31 (b)                                        1,000             1,213
International Business Machines
   Corp., 4.95%, 3/22/11                              1,000               989
International Lease Finance Corp.,
   Series O, 4.38%, 11/1/09                           1,000               983
Kraft Foods, Inc., 6.25%, 6/1/12                      1,500             1,527

                                    CONTINUED

                                                                STRATEGIC INCOME
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
CORPORATE BONDS, CONTINUED
Lehman Brothers Holdings, Inc.,
   5.45%, 10/22/08 (a)                         $      1,000      $      1,000
Marsh & McLennan Cos., Inc, 5.88%,
   8/1/33                                               500               423
Motorola, Inc., 6.50%, 11/15/28                         500               471
Pacific Gas & Electric Co., 4.20%,
   3/1/11                                             1,000               958
Pemex Project Funding Master Trust,
   7.88%, 2/1/09                                      1,000             1,029
Public Service Co. of Oklahoma,
   Series C, 4.85%, 9/15/10                             500               491
Radian Group, Inc., 5.63%, 2/15/13                      500               503
RBS Capital Trust B, 6.80%, 3/31/08 (d)                 500               481
SLM Corp., 3.82%, 4/1/09 (a)                          1,000               933
SLM Corp., 4.70%, 11/21/13 (a)                        1,000               800
SLM Corp., Series A, 3.97%, 2/1/10 (a)                1,000               912
Sprint Capital Corp., 8.38%, 3/15/12                  1,500             1,643
Time Warner Cable, Inc., 5.40%,
   7/2/12 (b)                                         1,000               985
Time Warner Entertainment Co. LP,
   8.88%, 10/1/12                                     1,500             1,700
Union Pacific Corp., 3.63%, 6/1/10                      500               479
Union Planters Corp., 4.38%, 12/1/10                    500               490
Wells Fargo Bank NA, 5.95%, 8/26/36                   1,000               969
Weyerhaeuser Co., 7.38%, 3/15/32                      1,500             1,481
                                                                 ------------

TOTAL CORPORATE BONDS                                                  36,200
                                                                 ------------

FOREIGN BONDS (4.5%)
AXA SA, 6.46%, 12/14/18 (a) (b) (d)                   1,000               891
HBOS PLC, 5.38%, 11/1/13 (a) (b) (d)                  2,000             1,949
Hutchison Whampoa International,
   Ltd., 6.50%, 2/13/13 (b)                           1,000             1,027
Invesco PLC, 5.38%, 2/27/13                             500               486
Korea Development Bank, 3.88%,
   3/2/09                                             1,000               977
Mexico Government International Bond,
   6.75%, 9/27/34                                     1,000             1,050
Russia Government International Bond,
   8.25%, 3/31/10 (b)                                   667               688
                                                                 ------------

TOTAL FOREIGN BONDS                                                     7,068
                                                                 ------------

MORTGAGE-BACKED SECURITIES (4.4%)
Bear Stearns Asset Backed Securities
   Trust, Series 2003-AC7, Class A2,
   5.25%, 1/25/34                                       628               615
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2003-48, Class
   2A3, 4.58%, 10/25/33 (a)                           1,296             1,248
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2004-HYB5,
   Class 4A1, 5.01%, 4/20/35 (a)                        402               403
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38                                            1,000               985

                                    CONTINUED

                                                  PRINCIPAL
                                                   AMOUNT            VALUE
                                               --------------  ---------------
MORTGAGE-BACKED SECURITIES, CONTINUED
JP Morgan Mortgage Trust, Series
   2007-A2, Class 4A1M, 5.81%,
   4/25/37 (a)                                  $       955      $        951
Merrill Lynch Mortgage Investors,
   Inc., Series 2003-A1, Class 2A,
   4.53%, 12/25/32 (a)                                  111               113
WaMu Mortgage Pass Through
   Certificates, Series 2003-AR10, Class
   A4, 4.06%, 10/25/33 (a)                              505               502
Wells Fargo Mortgage Backed
   Securities Trust, Series 2004-X,
   Class 1A5, 4.93%, 11/25/34 (a)                     1,000               983
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR10,
   Class 2A14, 4.11%, 6/25/35 (a)                     1,000               984
                                                                 ------------

TOTAL MORTGAGE-BACKED SECURITIES                                        6,784
                                                                 ------------

U.S. GOVERNMENT AGENCIES (3.7%)
FANNIE MAE (1.6%)
5.13%, 1/2/14                                         1,000               988
4.22%, 7/1/18 (a)                                       541               531
7.00%, 5/1/37                                           998             1,025
                                                                 ------------
                                                                        2,544
                                                                 ------------
FREDDIE MAC (0.7%)
5.00%, 9/15/25                                          969               963
7.27%, 10/1/32 (a)                                      177               177
                                                                 ------------
                                                                        1,140
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION (1.4%)
5.47%, 8/16/27 (a)                                    1,150             1,148
4.89%, 7/16/34                                        1,000               945
                                                                 ------------
                                                                        2,093
                                                                 ------------

TOTAL U.S. GOVERNMENT AGENCIES                                          5,777
                                                                 ------------

U.S. TREASURY OBLIGATIONS (0.6%)
U.S. TREASURY NOTES (0.6%)
4.75%, 12/31/08                                       1,000             1,001
                                                                 ------------

TOTAL U.S. TREASURY OBLIGATIONS                                         1,001
                                                                 ------------

                                                  SHARES
                                               ------------
COMMON STOCKS (7.6%)
Altria Group, Inc.                                   22,650             1,506
American Capital Strategies, Ltd.                     7,875               299
Bank of America Corp.                                19,900               944
BB&T Corp.                                            4,800               180
Chevron Corp.                                         8,430               719
Citigroup, Inc.                                      16,925               788
Duke Energy Corp.                                    25,800               439
FPL Group, Inc.                                      13,650               788
General Electric Co.                                 10,735               416
Kraft Foods, Inc., Class A                           15,674               513
Marshall & Ilsley Corp.                               4,400               181

                                    CONTINUED

STRATEGIC INCOME
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Merck & Co., Inc.                                    24,300      $      1,206
PepsiCo, Inc.                                         1,800               118
Procter & Gamble Co.                                 11,030               682
Southern Co.                                         14,900               501
Spectra Energy Corp.                                 12,900               329
US Bancorp                                           20,000               599
Wachovia Corp.                                       11,475               542
Wells Fargo & Co.                                    31,890             1,077
                                                                 ------------

TOTAL COMMON STOCKS                                                    11,827
                                                                 ------------

INVESTMENT COMPANIES (8.7%)
American Income Fund, Inc.                          135,400             1,064
BlackRock Income Opportunity Trust,
   Inc.                                             225,000             2,255
BlackRock Income Trust, Inc.                        108,600               634
Eaton Vance Tax-Advantaged Dividend
   Income Fund                                       23,600               640
ING Prime Rate Trust                                160,400             1,113
MFS Government Markets Income Trust                 217,400             1,463
MFS Intermediate Income Trust                        49,000               298
Pioneer Interest Shares                              90,700             1,067
Rivus Bond Fund                                     127,000             2,195
Templeton Global Income Fund                         61,374               579
Van Kampen Bond Fund                                 64,800             1,074
Van Kampen Senior Income Trust                      152,000             1,213
                                                                 ------------

TOTAL INVESTMENT COMPANIES                                             13,595
                                                                 ------------

PREFERRED STOCKS (31.7%)
AAG Holding Co., Inc., 7.25%                         20,000               495
Abbey National PLC, Series C, 7.38%                  60,600             1,519
Aegon NV (a), Series 1, 6.24%                        20,000               500
AMBAC Financial Group, Inc., 5.95%                   54,100             1,191
BAC Capital Trust I, 7.00%                           64,500             1,606
BAC Capital Trust III, 7.00%                         48,600             1,206
Barclays Bank PLC, Series 2, 6.63%                   40,000               996
BBC Capital Trust II, 8.50%                          31,000               771
Bear Stearns Capital Trust III, 7.80%                58,900             1,467
Citigroup Capital VII, 7.13%                        124,925             3,142
Corporate-Backed Trust Certificates
   (CBTCS), Series AIG, 6.13%                        60,000             1,352
Corporate-Backed Trust Certificates
   (CBTCS), Series HSBC, 6.25%                       33,500               765
CORTS Trust for Sherwin-Williams,
   Series III, 7.25%                                 17,600               427
CORTS Trust for Verizon Global
   Funding Corp., 7.38%                              54,500             1,367
Duke Realty Corp., Series L, 6.60%                   30,000               694
Duke Realty Corp., Series M, 6.95%                   10,000               246
Entergy Arkansas, Inc., 6.00%                        80,600             1,925
Entergy Mississippi, Inc., 6.00%                     29,300               702
Financial Security Assurance
   Holdings, Ltd., 6.25%                             90,750             2,059
First Tennessee Bank NA, 6.21% (a) (b)                1,000             1,046
Freddie Mac, Series F, 5.00%                         20,000               840

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
PREFERRED STOCKS, CONTINUED
Freddie Mac, Series H, 5.10%                         10,000      $        420
Freddie Mac, Series R, 5.70%                         25,500             1,200
General Electric Capital Corp., 6.10%                19,000               456
General Electric Capital Corp., 6.63%                59,000             1,465
Goldman Sachs Group, Inc. (The),
   Series A, 6.11% (a)                               40,000             1,003
Harris Preferred Capital Corp.,
   Series A, 7.38%                                   31,800               796
HRPT Properties Trust, Series B, 8.75%               22,900               570
HSBC Finance Corp. 6.88%                             32,800               809
HSBC USA, Inc., Series G, 6.11% (a)                  60,000             1,527
Huntington Preferred Capital, Inc.,
   7.88%                                             15,507               433
ING Groep NV, 7.20%                                  41,200             1,040
Kimco Realty Corp., Series F, 6.65%                  39,994               955
Lehman Brothers Holdings, Inc.,
   Series G, 6.07% (a)                               50,000             1,247
MBNA Capital, Series D, 8.13%                        37,800               953
Merrill Lynch & Co., Inc., Series G,
    6.11% (a)                                        80,000             2,008
Merrill Lynch Preferred Capital
   Trust III, 7.00%                                   9,800               244
MetLife, Inc., Series A, 6.36% (a)                   40,000             1,022
Public Storage, Series M, 6.63%                      40,000               918
Public Storage, Series L, 6.75%                      30,000               694
Public Storage, Series N, 7.00%                      40,000               988
Realty Income Corp., Series E, 6.75%                 40,000               950
Source Capital Corp., 2.40%                          35,600             1,177
US Bancorp, Series B, 5.96% (a)                      20,000               519
USB Capital XII, 6.30%                               40,000               912
Wachovia Corp., Series A, 7.25%                      79,000             2,018
Wells Fargo Capital VII, 5.85%                       33,500               744
                                                                 ------------

TOTAL PREFERRED STOCKS                                                 49,384
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (3.8%)
AMB Property Corp.                                    4,050               216
Developers Diversified Realty Corp.                   6,750               324
Duke Realty Corp.                                     8,500               278
Equity Residential                                    8,750               348
Health Care Property Investors, Inc.                 20,150               549
Kimco Realty Corp.                                   22,250               830
Prologis                                              8,025               457
Public Storage, A Shares                             15,000               386
Simon Property Group, Inc.                            9,204               796
Vornado Realty Trust                                  8,500               910
Weingarten Realty Investors                          20,625               755
                                                                 ------------

TOTAL REAL ESTATE INVESTMENT TRUSTS                                     5,849
                                                                 ------------

                                    CONTINUED

STRATEGIC INCOME
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
INVESTMENTS IN AFFILIATES (c) (8.5%)
Fifth Third Institutional Money
   Market Fund                                   13,174,318      $     13,174
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                        13,174
                                                                 ------------

TOTAL INVESTMENTS (COST $154,169) - 99.7%                             155,179

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                              509
                                                                 ------------

NET ASSETS - 100.0%                                              $    155,688
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

The following abbreviation is used in the Schedule of Portfolio Investments:

CBTCS - Convertible Bond Transferable Custodial Security

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                                 DIVIDEND GROWTH
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS (98.9%)
3M Co.                                                2,511      $        223
Abbott Laboratories                                   8,017               406
Accenture, Ltd., Class A                              7,104               299
Altria Group, Inc.                                    9,283               617
AMBAC Financial Group, Inc.                           5,301               356
American International Group, Inc.                    4,202               270
Anheuser-Busch Cos., Inc.                             4,641               226
Apache Corp.                                          2,948               238
AT&T, Inc.                                            9,718               381
Bank of America Corp.                                 5,762               273
Becton Dickinson & Co.                                6,032               461
Cardinal Health, Inc.                                 3,779               248
Celgene Corp. *                                       5,203               315
Charles Schwab Corp. (The)                           18,039               363
Chevron Corp.                                         3,130               267
Cisco Systems, Inc. *                                12,467               360
Citigroup, Inc.                                      12,359               576
CME Group, Inc.                                         425               242
Coca-Cola Co. (The)                                   6,882               359
Dentsply International, Inc.                          8,211               300
Diamond Offshore Drilling, Inc.                       2,798               289
Ecolab, Inc.                                          6,086               256
EMC Corp. *                                          18,161               336
Emerson Electric Co.                                 11,878               559
Exxon Mobil Corp.                                    13,395             1,140
Factset Research Systems, Inc.                        3,864               255
Franklin Resources, Inc.                              1,884               240
General Dynamics Corp.                                6,110               480
General Electric Co.                                 23,161               898
Gilead Sciences, Inc. *                               6,086               227
Illinois Tool Works, Inc.                             4,448               245
International Business Machines
   Corp.                                              3,293               364
Johnson & Johnson                                     8,099               490
Kellogg Co.                                           9,529               494
Kohl's Corp. *                                        3,719               226
Kraft Foods, Inc., Class A                            3,534               116
McDonald's Corp.                                      4,705               225
Merrill Lynch & Co., Inc.                             2,787               207
Microchip Technology, Inc.                            8,737               317
Microsoft Corp.                                      15,707               455
MSC Industrial Direct Co., Class A                    3,436               173
Nike, Inc., Class B                                   4,565               258
Nordstrom, Inc.                                       5,200               245
Novartis AG ADR                                       5,154               278
Paychex, Inc.                                         6,279               260
PepsiCo, Inc.                                        11,770               772
Praxair, Inc.                                         8,452               648
Procter & Gamble Co.                                 12,827               793
Prudential Financial, Inc.                            4,636               411
Qualcomm, Inc.                                        5,595               233
Roper Industries, Inc.                                4,319               259
State Street Corp.                                    8,491               569

                                    CONTINUED

DIVIDEND GROWTH
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS, CONTINUED
Stryker Corp.                                         3,202      $        200
Target Corp.                                          7,940               481
Texas Instruments, Inc.                               9,761               343
United Technologies Corp.                            10,111               738
VCA Antech, Inc. *                                    6,409               252
VF Corp.                                              2,878               247
Wachovia Corp.                                        8,935               422
Weatherford International, Ltd. *                     4,417               244
Wells Fargo & Co.                                    15,894               537
XTO Energy, Inc.                                      5,726               312
                                                                 ------------

TOTAL COMMON STOCKS                                                    23,274
                                                                 ------------

INVESTMENTS IN AFFILIATES (a) (1.6%)
Fifth Third Institutional Money
   Market Fund                                      374,073               374
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                           374
                                                                 ------------

TOTAL INVESTMENTS (COST $20,701) - 100.5%                              23,648

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%                           (110)
                                                                 ------------

NET ASSETS - 100.0%                                              $     23,538
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Portfolio Investments:

ADR - American Depositary Receipt

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                                      TECHNOLOGY
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
COMMON STOCKS (98.4%)
Accenture Ltd., Class A                              30,000      $      1,264
Advanced Energy Industries, Inc. *                   25,000               443
Amkor Technology, Inc. *                             40,000               494
Apple, Inc. *                                         7,500               988
Arris Group, Inc. *                                  40,000               593
ASML Holding NV *                                    20,000               591
Atmel Corp. *                                       125,000               674
Brocade Communications Systems, Inc. *               62,500               440
Business Objects SA ADR *                            43,400             1,953
Cadence Design Systems, Inc. *                       50,000             1,070
Cisco Systems, Inc. *                                50,000             1,446
CommScope, Inc. *                                    20,000             1,089
Compuware Corp. *                                   100,000               933
Convergys Corp. *                                    32,500               619
eBay, Inc. *                                         42,000             1,361
Exar Corp. *                                         35,000               495
Expedia, Inc. *                                      25,000               665
Gmarket, Inc. ADR *                                  20,000               434
IAC/InterActiveCorp *                                54,350             1,562
Infineon Technologies AG ADR *                      100,000             1,637
International Business Machines Corp.                16,125             1,784
Intersil Corp., Class A                              20,000               585
Kla-Tencor Corp.                                     20,000             1,136
Kulicke & Soffa Industries, Inc. *                   50,000               468
Logitech International SA *                          37,500             1,001
McAfee, Inc. *                                       40,000             1,434
MEMC Electronic Materials, Inc. *                    12,000               736
MicroStrategy, Inc., Class A *                        8,475               620
MKS Instruments, Inc. *                              17,500               397
ON Semiconductor Corp. *                             50,000               591
Partner Communications ADR                           20,000               328
Polycom, Inc. *                                      35,000             1,084
priceline.com, Inc. *                                17,100             1,091
Sybase, Inc. *                                       37,500               890
Synopsys, Inc. *                                     22,500               550
Taiwan Semiconductor Manufacturing
   Co., Ltd. ADR                                    175,874             1,785
Teradyne, Inc. *                                     60,000               941
THQ, Inc. *                                          15,000               431
Valueclick, Inc. *                                   25,000               535
Western Union Co. (The)                              40,000               798
Xerox Corp. *                                        45,000               786
Xilinx, Inc.                                         38,000               950
Zoran Corp. *                                        35,000               660
                                                                 ------------

TOTAL COMMON STOCKS                                                    38,332
                                                                 ------------

                                    CONTINUED

TECHNOLOGY
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
INVESTMENTS IN AFFILIATES (a) (1.8%)
Fifth Third Institutional Money
   Market Fund                                      707,136      $        707
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                           707
                                                                 ------------

TOTAL INVESTMENTS (COST $37,726) - 100.2%                              39,039

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%                            (89)
                                                                 ------------

NET ASSETS - 100.0%                                              $     38,950
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Portfolio Investments:

ADR - American Depositary Receipt

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                            INTERNATIONAL EQUITY
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS (c) (94.6%)
AUSTRALIA (4.3%)
AGL Energy, Ltd.                                      5,010      $         66
Alinta, Ltd.                                          2,893                36
Alumina, Ltd.                                        56,276               348
Amcor, Ltd.                                          43,697               254
AMP, Ltd.                                            29,822               254
Ansell, Ltd.                                          1,145                11
Asciano Group *                                       4,869                40
Australia & New Zealand Banking
   Group, Ltd.                                       13,220               316
BHP Billiton, Ltd.                                  173,996             5,539
BlueScope Steel, Ltd.                                37,688               348
Boral, Ltd.                                          28,950               190
Brambles, Ltd. *                                     24,222               227
Caltex Australia, Ltd.                               19,340               407
Coca-Cola Amatil, Ltd.                               19,435               150
Coles Group, Ltd.                                    10,427               128
Commonwealth Bank of Australia                       27,683             1,273
CSL, Ltd.                                             3,164               237
CSR, Ltd.                                            49,853               141
Fairfax Media, Ltd.                                   8,771                36
Foster's Group, Ltd.                                 43,616               218
Insurance Australia Group, Ltd.                      41,347               200
Leighton Holdings, Ltd.                               2,707                90
Lend Lease Corp., Ltd.                                4,578                72
Macquarie Bank, Ltd.                                  5,111               355
Macquarie Infrastructure Group                       78,876               219
National Australia Bank, Ltd.                        37,106             1,206
Newcrest Mining, Ltd.                                16,118               339
OneSteel, Ltd.                                       29,255               165
Orica, Ltd.                                          13,895               332
Origin Energy, Ltd.                                 138,561             1,151
PaperlinX, Ltd.                                      23,747                64
QBE Insurance Group, Ltd.                            16,043               408
Rinker Group, Ltd.                                   49,029               567
Rio Tinto, Ltd.                                      15,093             1,183
Santos, Ltd.                                        101,754             1,145
Sonic Healthcare, Ltd.                                1,643                21
Stockland                                               469                 3
Suncorp-Metway, Ltd.                                  5,353                88
Symbion Health, Ltd.                                  9,701                34
TABCORP Holdings, Ltd.                               10,500               145
Telstra Corp., Ltd.                                  51,965               202
Toll Holdings, Ltd.                                   4,869                58
Transurban Group                                     11,728                71
Wesfarmers, Ltd.                                      8,542               281
Westpac Banking Corp.                                20,245               449
Woodside Petroleum, Ltd.                             56,880             2,071
Woolworths, Ltd.                                     27,057               625
                                                                 ------------
                                                                       21,763
                                                                 ------------

AUSTRIA (1.2%)
Andritz AG                                            1,904               130

                                    CONTINUED

INTERNATIONAL EQUITY
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
AUSTRIA, CONTINUED
Bank Austria Creditanstalt AG                         2,595      $        511
Boehler-Uddeholm AG                                   2,583               257
Erste Bank der Oesterreichischen
   Sparkassen AG                                     20,007             1,507
Flughafen Wien AG                                       714                75
IMMOFINANZ AG *                                      20,143               253
Mayr Melnhof Karton AG                                  582                64
OMV AG                                               11,547               718
Raiffeisen International Bank
   Holding AG                                         6,469               985
Telekom Austria AG                                   23,654               575
Verbund - Oesterreichische
   Elektrizitaetswirtschafts AG,
   Class A                                            5,416               265
Voestalpine AG                                        5,236               434
Wiener Staedtische Versicherung AG                    1,229                87
Wienerberger AG                                       4,140               287
                                                                 ------------
                                                                        6,148
                                                                 ------------
BELGIUM (0.8%)
AGFA-Gevaert NV                                       1,931                41
Bekaert SA                                              325                46
Belgacom SA                                           3,263               131
Delhaize Group                                        1,553               145
Dexia SA                                             25,883               739
Fortis                                               27,062             1,075
Groupe Bruxelles Lambert SA                           1,184               144
InBev NV                                              3,790               304
KBC Groep NV                                          3,615               470
Solvay SA                                             2,133               324
UCB SA                                                3,644               204
Umicore                                                 908               205
                                                                 ------------
                                                                        3,828
                                                                 ------------
BRAZIL (0.5%)
Arcelor Brasil SA                                     2,690                77
Cia de Bebidas das Americas                         112,000                79
Cia de Concessoes Rodoviarias                        11,270               204
Cia Siderurgica Nacional SA                           2,200               127
Cyrela Brazil Realty SA                              21,300               249
Empresa Brasileira de Aeronautica SA                 12,200               132
Gol Linhas Aereas Inteligentes SA
   ADR                                               23,500               586
Lojas Renner SA                                      14,500               273
Souza Cruz SA                                         2,900                67
Unibanco - Uniao de Bancos
   Brasileiros SA GDR                                 7,100               828
                                                                 ------------
                                                                        2,622
                                                                 ------------
CHINA (2.2%)
Air China, Ltd., H Shares                           191,000               170
Aluminum Corp. of China, Ltd.,
   H Shares                                         194,000               390

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
CHINA, CONTINUED
Angang Steel Co., Ltd.                                6,000      $         17
Anhui Conch Cement Co., Ltd.,
   H Shares                                           2,000                13
Anhui Expressway Co., H Shares                      221,893               197
Bank of China, Ltd., H Shares                     1,041,000               545
Bank of Communications Co. Ltd.,
   H Shares                                         685,000               746
China Communications Construction
   Co., Ltd., H Shares                              192,000               432
China Construction Bank Corp.,
   H Shares                                       2,121,391             1,580
China COSCO Holdings Co., Ltd.,
   H Shares                                         171,000               301
China Life Insurance Co., Ltd.,
   H Shares                                         343,000             1,452
China National Building Material
   Co., Ltd., H Shares                                7,800                16
China Petroleum & Chemical Corp.,
   H Shares                                         798,000               836
China Shenhua Energy Co., Ltd.,
   H Shares                                         163,000               641
China Shipping Development Co.,
   Ltd., H Shares                                    77,947               202
China Telecom Corp., Ltd., H Shares                 758,000               440
Datang International Power
   Generation Co., Ltd., H Shares                   172,000               148
Dongfeng Motor Group Co., Ltd.,
   H Shares                                         115,542                67
Guangzhou R&F Properties Co., Ltd.,
   H Shares                                          47,800               173
Harbin Power Equipment, H Shares                      6,000                10
Huaneng Power International, Inc.,
   H Shares                                         192,000               218
Jiangxi Copper Co., Ltd., H Shares                   68,000               128
PetroChina Co., Ltd.                                758,000             1,122
Ping An Insurance Group Co. of
   China, Ltd., H Shares                             62,500               529
Shanghai Electric Group Co., Ltd.,
   H Shares                                          50,000                24
Sichuan Expressway Co., Ltd.,
   H Shares                                         308,000               103
Sinopec Shanghai Petrochemical Co.,
   Ltd., H Shares                                    22,000                14
Tianjin Capital Environmental
   Protection                                       137,000                82
Yanzhou Co.al Mining Co., Ltd.,
   H Shares                                         104,000               188
Zhejiang Expressway Co., Ltd.,
   H Shares                                          34,000                39
Zijin Mining Group Co., Ltd.,
   H Shares                                         183,500               141
                                                                 ------------
                                                                       10,964
                                                                 ------------

                                    CONTINUED

                                                            INTERNATIONAL EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
COLOMBIA (0.1%)
BanColombia SA ADR                                   13,500      $        480
                                                                 ------------

CYPRUS (0.1%)
Bank of Cyprus Public Co., Ltd.                      20,900               365
                                                                 ------------

DENMARK (0.9%)
AP Moeller - Maersk A/S, Series B                        14               185
Danisco A/S                                           1,300                97
Danske Bank A/S                                      32,987             1,388
DSV A/S                                              20,000               447
GN Store Nord *                                      18,100               214
Novo Nordisk A/S, Series B                           10,730             1,130
Novozymes A/S, B Shares                               2,400               285
Vestas Wind Systems A/S *                             7,950               527
William Demant Holding *                              1,400               139
                                                                 ------------
                                                                        4,412
                                                                 ------------
FINLAND (2.0%)
Amer Sports Oyj, A Shares                             3,050                75
Cargotec Corp., B Shares                              1,677                87
Elisa Oyj                                             6,350               180
Fortum Oyj                                           18,689               602
Kesko Oyj, B Shares                                   4,303               229
Kone Oyj, B Shares                                    3,494               234
Konecranes Oyj                                        2,400                97
Metso Oyj                                             5,216               333
Neste Oil Oyj                                         5,441               195
Nokia Oyj                                           174,085             4,980
Nokian Renkaat Oyj                                    4,400               145
OKO Bank PLC, Series A                                3,000                52
Orion Oyj, Class B                                    3,600                95
Outokumpu Oyj                                         9,796               306
Rautaruukki Oyj                                       3,858               254
Sampo Oyj, A Shares                                  14,156               425
Sanoma-WSOY Oyj                                       2,750                88
Stora Enso Oyj, R Shares                             25,479               435
Tietoenator Oyj                                       5,785               142
UPM-Kymmene Oyj                                      22,207               494
Uponor Oyj                                            2,382                87
Wartsila Oyj, B Shares                                2,711               190
YIT Oyj                                               5,350               171
                                                                 ------------
                                                                        9,896
                                                                 ------------
FRANCE (5.8%)
Accor SA                                              7,341               628
Air Liquide                                           5,464               705
Alcatel-Lucent                                       39,308               459
Alstom                                                7,123             1,281
Arkema *                                              1,125                73
Atos Origin SA *                                        921                55
AXA SA                                               46,903             1,825
BNP Paribas                                          27,060             2,973
Bouygues                                              6,978               557
Business Objects SA *                                 1,902                86
Cap Gemini SA                                         2,923               191
Carrefour SA                                         16,487             1,176

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
FRANCE, CONTINUED
Casino Guichard Perrachon SA                          1,497      $        147
Cie de Saint-Gobain                                   7,255               808
Cie Generale d'Optique Essilor
   International SA                                   2,962               180
CNP Assurances                                        1,580               207
Compagnie Generale des
   Etablissements Michelin                            2,033               266
Credit Agricole SA                                   11,360               434
Dassault Systemes SA                                  1,488                89
France Telecom SA                                    36,447               978
Gecina SA                                             1,068               174
Groupe Danone                                        13,446               972
Hermes International                                    683                69
Imerys SA                                               835                82
Klepierre                                               901               140
Lafarge SA                                            4,625               780
Lagardere SCA                                         2,490               197
L'Oreal SA                                            5,856               669
LVMH Moet Hennessy Louis Vuitton SA                   4,336               485
Neopost SA                                            1,110               162
Peugeot SA                                            2,315               194
PPR                                                   1,130               198
Publicis Groupe                                       1,826                79
Renault SA                                            2,384               343
Safran SA                                             2,700                67
Sanofi-Aventis                                       20,101             1,680
Schneider Electric SA                                 5,207               697
Societe BIC SA                                          949                69
Societe Generale                                     10,643             1,822
Societe Television Francaise 1                        2,248                75
Sodexho Alliance SA                                   2,906               191
Suez SA                                              11,133               584
Technip SA                                            1,063                86
Thales SA                                             2,335               134
Thomson                                               4,158                68
Total SA                                             54,335             4,297
Unibail-Rodamco                                       2,388               568
Veolia Environnement                                  2,534               188
Vinci SA                                              6,652               475
Vivendi                                              15,542               660
Zodiac SA                                             1,082                77
                                                                 ------------
                                                                       29,400
                                                                 ------------
GERMANY (9.0%)
Adidas AG                                            10,543               642
Allianz SE                                           15,816             3,328
Altana AG                                             3,098                73
Arcandor AG *                                         3,816               117
BASF AG                                              23,204             2,984
Bayer AG                                             22,169             1,563
Beiersdorf AG                                         2,606               181
Celesio AG                                            3,977               238
Commerzbank AG                                       30,363             1,292
Continental AG                                        6,536               936
DaimlerChrysler AG                                   40,459             3,636

                                    CONTINUED

INTERNATIONAL EQUITY
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
GERMANY, CONTINUED
Deutsche Bank AG                                     19,492      $      2,643
Deutsche Boerse AG                                    7,491               862
Deutsche Lufthansa AG                                11,473               321
Deutsche Post AG                                     36,055             1,051
Deutsche Postbank AG                                  2,660               205
Deutsche Telekom AG                                 143,808             2,461
E.ON AG                                              31,046             4,897
Fresenius Medical Care AG & Co. KGaA                  9,576               450
Heidelberger Druckmaschinen AG                        2,550               123
Hochtief AG                                           2,806               283
Hypo Real Estate Holding AG                           6,833               417
Infineon Technologies AG *                           26,979               445
Linde AG                                              3,377               397
MAN AG                                                7,985             1,153
Merck KGaA                                            2,109               263
Metro AG                                              7,206               558
Muenchener Rueckversicherungs AG                      7,971             1,368
Puma AG Rudolf Dassler Sport                            604               242
RWE AG                                               20,783             2,195
SAP AG                                               44,624             2,389
Siemens AG                                           40,403             5,077
Suedzucker AG                                         3,907                75
ThyssenKrupp AG                                      18,328             1,011
TUI AG *                                              9,960               281
Volkswagen AG                                         7,791             1,402
                                                                 ------------
                                                                       45,559
                                                                 ------------
GREAT BRITAIN (14.7%)
3i Group PLC                                          1,863                40
Aegis Group PLC                                      58,974               150
Amec PLC                                             11,212               143
Anglo American PLC                                   66,432             3,812
ARM Holdings PLC                                     79,243               235
Arriva PLC                                            9,525               151
AstraZeneca PLC                                      36,732             1,903
Aviva PLC                                            89,141             1,235
BAE Systems PLC                                     101,687               859
Balfour Beatty PLC                                   17,536               151
Barclays PLC                                        171,754             2,410
Barratt Developments PLC                              5,762               109
BBA Aviation PLC                                     21,830               107
Bellway PLC                                           5,953               148
Berkeley Group Holdings PLC *                         3,169               105
BG Group PLC                                        109,658             1,790
BHP Billiton PLC                                    115,626             3,408
Biffa PLC                                            12,728                64
BP PLC                                              526,752             6,115
British Airways PLC *                                19,865               160
British American Tobacco PLC                         38,460             1,242
British Land Co. PLC REIT                            11,305               281
British Sky Broadcasting Group PLC                   21,961               295
BT Group PLC                                        237,193             1,510
Bunzl PLC                                            19,009               249
Burberry Group PLC                                    6,691                85

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
GREAT BRITAIN, CONTINUED
Cadbury Schweppes PLC                                64,943      $        808
Capita Group PLC                                      3,054                44
Carnival PLC                                          6,266               273
Centrica PLC                                         74,721               540
Close Brothers Group PLC                                665                11
Cobham PLC                                           59,588               230
Compass Group PLC                                    75,551               509
CSR PLC *                                             4,653                67
Daily Mail & General Trust, Class A                   7,326               106
Diageo PLC                                          120,213             2,449
Drax Group PLC                                        5,134                71
DSG International PLC                                44,929               141
Electrocomponents PLC                                18,877                95
Emap PLC                                              5,350                91
EMI Group PLC                                        20,249               104
Enterprise Inns PLC                                  25,226               344
Fiberweb PLC                                          6,806                18
Firstgroup PLC                                       19,797               252
FKI PLC                                              18,059                40
Friends Provident PLC                                68,182               255
G4S PLC                                               5,825                25
GKN PLC                                              17,809               138
GlaxoSmithKline PLC                                 132,636             3,383
Hammerson PLC REIT                                    6,202               149
Hanson PLC                                           26,488               584
Hays PLC                                             35,288               114
HBOS PLC                                             99,849             1,956
Home Retail Group PLC                                18,049               149
HSBC Holdings PLC                                   151,331             2,810
ICAP PLC                                              2,480                24
IMI PLC                                              16,407               194
Imperial Chemical Industries PLC                     40,715               514
Imperial Tobacco Group PLC                           15,976               701
Intercontinental Hotels Group PLC                    12,382               282
International Personal Finance PLC *                  6,644                30
International Power PLC                               8,683                72
Invensys PLC *                                       20,447               154
Invesco PLC                                           3,375                42
ITV PLC                                              79,548               164
J Sainsbury PLC                                      34,830               401
Johnson Matthey PLC                                   5,631               192
Kelda Group PLC                                       8,756               149
Kesa Electricals PLC                                 19,234               125
Kingfisher PLC                                       27,117               117
Ladbrokes PLC                                        30,314               250
Land Securities Group PLC REIT                       10,090               342
Legal & General Group PLC                           226,222               641
Liberty International PLC REIT                        6,072               126
Lloyds TSB Group PLC                                174,862             1,961
LogicaCMG PLC                                        32,072                99
London Stock Exchange Group PLC                       4,397               119
Lonmin PLC                                            1,309                92
Man Group PLC                                        15,797               180
Marks & Spencer Group PLC                            32,753               416
Meggitt PLC                                          18,990               117

                                    CONTINUED

                                                            INTERNATIONAL EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
GREAT BRITAIN, CONTINUED
Michael Page International PLC                        8,240      $         90
Misys PLC                                            21,707               104
Mondi PLC *                                          18,280               160
National Express Group PLC                            7,258               167
National Grid PLC                                    76,391             1,082
Next PLC                                              5,110               194
Northern Rock PLC                                     3,608                59
Pearson PLC                                          20,676               332
Persimmon PLC                                         6,505               152
Provident Financial PLC                               3,322                61
Prudential PLC                                       64,153               877
Punch Taverns PLC                                     8,807               204
Rank Group PLC                                       12,576                42
Reckitt Benckiser PLC                                18,393               985
Reed Elsevier PLC                                    24,992               309
Rentokil Initial PLC                                  9,250                29
Resolution PLC                                        1,014                14
Reuters Group PLC                                    29,308               366
Rexam PLC                                            17,464               177
Rio Tinto PLC                                        50,900             3,673
Rolls-Royce Group PLC *                              49,171               503
Royal Bank of Scotland Group PLC                    229,922             2,751
Sage Group PLC                                       44,324               205
Schroders PLC                                           635                16
Scottish & Southern Energy PLC                       26,089               759
Segro PLC REIT                                        9,908               108
Serco Group PLC                                       2,367                21
Severn Trent PLC                                      7,247               188
Signet Group PLC                                    104,117               205
Smith & Nephew PLC                                   13,962               166
Smiths Group PLC                                     11,208               237
Stagecoach Group PLC                                 26,336               111
Tate & Lyle PLC                                      22,214               256
Taylor Wimpey PLC                                    25,562               169
Tesco PLC                                           200,815             1,649
Tomkins PLC                                          31,738               151
Unilever PLC                                         48,168             1,499
United Business Media PLC                             6,247                95
United Utilities PLC                                  4,667                63
Vodafone Group PLC                                1,518,018             4,606
Whitbread PLC                                         6,948               233
William Hill PLC                                     21,058               255
Wolseley PLC                                         18,138               395
WPP Group PLC                                        19,351               277
Yell Group PLC                                       14,928               139
                                                                 ------------
                                                                       74,151
                                                                 ------------
GREECE (0.4%)
Alpha Bank AE                                        14,112               478
EFG Eurobank Ergasias SA                              8,680               311
National Bank of Greece SA                           12,654               747
OPAP SA                                               7,500               259
Titan Cement Co. SA                                   2,300               118
                                                                 ------------
                                                                        1,913
                                                                 ------------

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
HONG KONG (1.4%)
ASM Pacific Technology                                  500      $          5
Bank of East Asia, Ltd.                              16,765               100
BOC Hong Kong Holdings, Ltd.                         39,500               102
Cathay Pacific Airways, Ltd.                         10,000                26
Chaoda Modern Agriculture                            84,000                62
Cheung Kong Holdings, Ltd.                           16,000               224
Cheung Kong Infrastructure
   Holdings, Ltd.                                     4,000                14
China Infrastructure Machinery
   Holdings, Ltd.                                   133,000               297
China Mobile, Ltd.                                  128,500             1,480
China Resources Enterprise                           50,000               200
China Travel International
   Investment                                       370,000               245
China Water Affairs Group, Ltd. *                 1,032,109               678
CLP Holdings, Ltd.                                   19,186               129
COSCO Pacific, Ltd.                                  90,000               237
Esprit Holdings, Ltd.                                11,700               158
Guangdong Investment, Ltd.                          882,485               575
Hang Lung Properties, Ltd.                           20,000                73
Hang Seng Bank, Ltd.                                  8,300               131
Henderson Land Development Co., Ltd.                  8,000                57
Hong Kong & China Gas Co.                            47,702               110
Hong Kong Electric Holdings                          15,500                77
Hong Kong Exchanges and Clearing, Ltd.               11,000               180
Hopewell Highway Infrastructure, Ltd.               206,000               197
Hopewell Holdings                                     6,000                26
Hutchison Telecommunications
   International, Ltd.                               14,000                17
Hutchison Whampoa, Ltd.                              23,039               245
Hysan Development Co., Ltd.                           6,132                16
Johnson Electric Holdings, Ltd.                      15,520                 8
Kerry Properties, Ltd.                                4,315                31
Li & Fung, Ltd.                                      97,228               339
Li Ning Co., Ltd.                                    46,000               109
Link (The) REIT                                      18,000                38
MTR Corp.                                            15,612                39
New World Development, Ltd.                          26,225                63
NWS Holdings, Ltd.                                   77,801               186
PCCW, Ltd.                                           36,082                22
Prime Success International Group, Ltd.             159,700               133
Shangri-La Asia, Ltd.                                11,110                26
Sino Land Co.                                         9,040                20
Sun Hung Kai Properties, Ltd.                        14,136               179
Swire Pacific, Ltd., A Shares                        10,500               119
Techtronic Industries Co.                             9,500                11
Television Broadcasts, Ltd.                           3,000                20
Wharf Holdings, Ltd.                                 12,629                52
Yue Yuen Industrial Holdings, Ltd.                    4,500                14
                                                                 ------------
                                                                        7,070
                                                                 ------------

                                    CONTINUED

INTERNATIONAL EQUITY
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
INDIA (0.7%)
Ambuja Cements, Ltd. GDR*                            34,400      $        108
Bajaj Auto, Ltd. GDR                                  1,850               106
Dr Reddys Laboratories, Ltd. ADR                      4,100                64
GAIL India, Ltd. GDR                                  2,500               124
Grasim Industries, Ltd. GDR (a)                       1,900               115
HDFC Bank, Ltd. ADR                                   2,700               234
Hindalco Industries, Ltd. GDR (a)                    20,000                89
ICICI Bank, Ltd. ADR                                 17,700               784
Infosys Technologies, Ltd. ADR                       12,200               605
ITC, Ltd. GDR                                        67,800               278
Larsen & Toubro, Ltd. GDR                             4,200               267
Ranbaxy Laboratories, Ltd. GDR                        6,300                60
Reliance Energy, Ltd. GDR                             1,000                59
Satyam Computer Services, Ltd. ADR                    7,500               200
State Bank of India, Ltd. GDR                         2,700               263
Tata Motors, Ltd. ADR                                 8,100               139
Wipro, Ltd. ADR                                      12,100               177
                                                                 ------------
                                                                        3,672
                                                                 ------------
INDONESIA (1.1%)
Bank Rakyat Indonesia                               682,000               457
Perusahaan Gas Negara PT                             75,000                74
PT Aneka Tambang Tbk                                147,500                42
PT Astra International Tbk                          213,500               427
PT Bank Central Asia Tbk                          1,438,500               966
PT Bank Danamon Indonesia Tbk                        73,000                66
PT Bank Mandiri Persero Tbk                         987,000               371
PT Bumi Resources Tbk                               729,500               210
PT Gudang Garam Tbk                                  32,500                35
PT Indocement Tunggal Prakarsa Tbk                   44,500                31
PT Indofood Sukses Makmur Tbk                       222,000                47
PT Indosat Tbk                                      106,500                84
PT International Nickel Indonesia
   Tbk                                                9,000                55
PT Kalbe Farma Tbk                                  211,000                34
PT Mulia Industrindo Tbk *                           19,000                --#
PT Semen Gresik Persero Tbk                           9,000                51
PT Telekomunikasi Indonesia Tbk                   1,256,000             1,509
PT Unilever Indonesia Tbk                            72,500                58
PT United Tractors Tbk                              850,500               791
                                                                 ------------
                                                                        5,308
                                                                 ------------
IRELAND (0.1%)
Depfa Bank PLC                                       16,076               327
Experian Group, Ltd.                                 16,183               186
                                                                 ------------
                                                                          513
                                                                 ------------
ITALY (0.9%)
Assicurazioni Generali SpA                           28,371             1,111
Capitalia SpA                                        14,898               140
Intesa Sanpaolo SpA                                 135,197             1,017
Mediobanca SpA                                        2,293                48
UniCredito Italiano SpA                             208,894             1,763
Unione di Banche Italiane SCPA                        8,539               210
                                                                 ------------
                                                                        4,289
                                                                 ------------

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
JAPAN (24.2%)
77 Bankm, Ltd. (The)                                 16,000      $        106
Acom Co., Ltd.                                        1,030                37
Advantest Corp.                                       9,700               378
Aeon Co., Ltd.                                       25,500               409
Aeon Credit Service Co., Ltd.                           900                13
Aiful Corp.                                             950                24
Ajinomoto Co., Inc.                                  30,400               370
Alps Electric Co., Ltd.                               7,300                72
Amada Co., Ltd.                                      15,000               176
Asahi Breweries, Ltd.                                19,700               280
Asahi Glass Co., Ltd.                                57,800               774
Asahi Kasei Corp.                                    57,000               407
Asatsu-DK, Inc.                                       1,200                38
Astellas Pharma, Inc.                                21,400               878
Bank of Kyoto, Ltd. (The)                            16,000               216
Bank of Yokohama, Ltd. (The)                         80,000               558
Benesse Corp.                                         2,500                78
Bridgestone Corp.                                    44,400               937
Canon, Inc.                                          44,600             2,370
Casio Computer Co., Ltd.                             16,100               245
Central Japan Railway Co.                                62               644
Chiba Bank, Ltd. (The)                               50,000               423
Chiyoda Corp.                                         9,000               178
Chubu Electric Power Co., Inc.                       22,900               580
Chugai Pharmaceutical Co., Ltd.                      11,904               206
Citizen Holdings Co., Ltd.                           15,900               147
COMSYS Holdings Corp.                                 8,000                89
Credit Saison Co., Ltd.                               2,400                59
CSK Holdings Corp.                                    3,300               107
Dai Nippon Printing Co., Ltd.                        20,600               305
Daicel Chemical Industries, Ltd.                      8,000                54
Daiichi Sankyo Co., Ltd.                             29,300               820
Daikin Industries, Ltd.                               8,600               335
Daimaru, Inc.                                        16,000               182
Dainippon Ink and Chemicals, Inc.                    30,000               118
Daito Trust Construction Co., Ltd.                    7,200               357
Daiwa House Industry Co., Ltd.                       36,600               481
Daiwa Securities Group, Inc.                         55,000               583
Denki Kagaku Kogyo K K                               18,000                90
Denso Corp.                                          32,450             1,222
Dentsu, Inc.                                             22                56
Dowa Holdings Co., Ltd.                              27,000               323
East Japan Railway Co.                                  179             1,329
Ebara Corp.                                          15,800                76
Eisai Co., Ltd.                                       9,902               418
FamilyMart Co., Ltd.                                  2,700                70
Fanuc, Ltd.                                           9,100               988
Fast Retailing Co., Ltd.                              3,600               204
Fuji Electric Holdings Co., Ltd.                     10,000                42
FUJI SOFT, Inc.                                       1,800                41
Fuji Television Network, Inc.                            29                59
FUJIFILM Holdings Corp.                              21,400               933
Fujikura, Ltd.                                       14,000                86
Fujitsu, Ltd.                                        80,000               530

                                    CONTINUED

                                                            INTERNATIONAL EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
JAPAN, CONTINUED
Fukuoka Financial Group, Inc. *                      33,000      $        211
Furukawa Electric Co., Ltd.                          30,800               171
Hankyu Department Stores                              4,000                39
Hirose Electric Co., Ltd.                             1,300               161
Hitachi Chemical Co., Ltd.                            1,000                21
Hitachi Construction Machinery  Co., Ltd.             1,200                48
Hitachi, Ltd.                                       145,000             1,037
Hokkaido Electric Power Co., Inc.                     6,700               138
Hokuhoku Financial Group, Inc.                       84,000               265
Honda Motor Co., Ltd.                                90,551             3,273
Hoya Corp.                                           17,900               570
Ibiden Co., Ltd.                                      5,100               373
Ihi Corp.                                            54,000               207
Index Holdings                                           53                18
Inpex Holdings, Inc.                                     20               202
Isetan Co., Ltd.                                     10,100               161
Itochu Corp.                                         68,000               854
Itochu Techno-Solutions Corp.                         1,400                51
Japan Airlines Corp. *                               43,000                84
Japan Real Estate Investment Corp. REIT                  21               239
Japan Retail Fund Investment Corp. REIT                  19               155
Japan Tobacco, Inc.                                     165               844
JFE Holdings, Inc.                                   17,300             1,188
JGC Corp.                                            13,000               269
Joyo Bank, Ltd. (The)                                56,000               326
JS Group Corp.                                       12,100               231
JSR Corp.                                             8,100               204
Kajima Corp.                                         62,400               256
Kaneka Corp.                                         11,000                90
Kansai Electric Power Co., Inc. (The)                31,900               708
Kao Corp.                                            27,000               744
Kawasaki Heavy Industries, Ltd.                      55,000               244
Kawasaki Kisen Kaisha, Ltd.                           4,000                55
Keihin Electric Express Railway Co., Ltd.            12,000                73
Keio Corp.                                            8,000                50
Keyence Corp.                                         1,600               344
Kikkoman Corp.                                        6,000                81
Kintetsu Corp.                                       75,230               224
Kirin Holdings Co., Ltd.                             41,400               587
Kobe Steel, Ltd.                                     85,000               331
Kokuyo Co., Ltd.                                      2,900                32
Komatsu, Ltd.                                        52,300             1,661
Komori Corp.                                          1,000                23
Konami Corp.                                          4,600               104
Konica Minolta Holdings, Inc.                        20,000               296
Kubota Corp.                                         72,000               601
Kuraray Co., Ltd.                                    18,500               213
Kurita Water Industries, Ltd.                         3,200               101
Kyocera Corp.                                         7,100               686

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
JAPAN, CONTINUED
Kyowa Hakko Kogyo Co., Ltd.                          14,000      $        141
Kyushu Electric Power Co., Inc.                      14,300               340
Lawson, Inc.                                          2,400                83
Leopalace21 Corp.                                     5,600               179
Mabuchi Motor Co., Ltd.                               1,200                73
Marubeni Corp.                                       65,800               634
Marui Co., Ltd.                                      25,400               287
Matsui Securities Co., Ltd.                             100                 1
Matsushita Electric Industrial Co.,
   Ltd.                                              93,000             1,697
Matsushita Electric Works, Ltd.                      15,000               189
Meiji Seika Kaisha, Ltd.                              6,000                27
Meitec Corp.                                          1,200                34
Millea Holdings, Inc.                                32,365             1,282
Minebea Co., Ltd.                                    19,000               103
Mitsubishi Chemical Holdings Corp.                   41,500               377
Mitsubishi Corp.                                     58,800             1,737
Mitsubishi Electric Corp.                           100,800             1,080
Mitsubishi Estate Co., Ltd.                          53,000             1,347
Mitsubishi Heavy Industries, Ltd.                   172,000             1,212
Mitsubishi Logistics Corp.                            3,000                44
Mitsubishi Materials Corp.                           86,000               556
Mitsubishi Rayon Co., Ltd.                           26,000               196
Mitsubishi UFJ Financial Group, Inc.                    393             4,195
Mitsubishi UFJ Securities Co.                        11,000               119
Mitsui & Co., Ltd.                                   72,800             1,728
Mitsui Chemicals, Inc.                               23,000               179
Mitsui Fudosan Co., Ltd.                             38,400             1,005
Mitsui Mining & Smelting Co., Ltd.                   54,000               260
Mitsui OSK Lines, Ltd.                                9,000               141
Mitsui Sumitomo Insurance Co., Ltd.                  53,230               615
Mitsui Trust Holdings, Inc.                          38,513               341
Mitsukoshi, Ltd.                                     27,000               130
Mizuho Financial Group, Inc.                            464             3,279
Murata Manufacturing Co., Ltd.                        8,800               658
NEC Corp.                                            87,200               429
NEC Electronics Corp. *                               2,400                69
NET One Systems Co., Ltd.                                30                38
NGK Insulators, Ltd.                                 18,600               568
NGK Spark Plug Co., Ltd.                             11,000               200
Nidec Corp.                                           4,700               312
Nikon Corp.                                          14,000               449
Nintendo Co., Ltd.                                    3,300             1,616
Nippon Building Fund, Inc. REIT                          26               346
Nippon Electric Glass Co., Ltd.                      13,000               204
Nippon Express Co., Ltd.                             36,600               198
Nippon Meat Packers, Inc.                             8,600                93
Nippon Mining Holdings, Inc.                         23,500               237
Nippon Oil Corp.                                     72,600               654
Nippon Paper Group, Inc.                                 43               141
Nippon Sheet Glass Co., Ltd.                         19,000               100
Nippon Steel Corp.                                  217,800             1,645
Nippon Telegraph & Telephone Corp.                      131               572
Nippon Yusen KK                                      56,000               563

                                    CONTINUED

INTERNATIONAL EQUITY
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
JAPAN, CONTINUED
Nishi-Nippon City Bank, Ltd. (The)                   46,000      $        154
Nissan Chemical Industries, Ltd.                      6,000                75
Nissan Motor Co., Ltd.                              135,300             1,439
Nisshin Seifun Group, Inc.                            5,500                51
Nisshin Steel Co., Ltd.                               8,000                35
Nisshinbo Industries, Inc.                            3,000                37
Nissin Food Products Co., Ltd.                        4,000               123
Nitto Denko Corp.                                     9,400               494
Nomura Holdings, Inc.                                80,400             1,534
Nomura Research Institute, Ltd.                       5,900               188
NSK, Ltd.                                            34,000               326
NTN Corp.                                            26,000               214
NTT Data Corp.                                           66               276
NTT DoCoMo, Inc.                                        179               249
Obayashi Corp.                                       42,000               223
Obic Co., Ltd.                                          320                63
OJI Paper Co., Ltd.                                  51,400               248
Oki Electric Industry Co., Ltd. *                    23,000                45
Okumura Corp.                                        11,000                59
Olympus Corp.                                         7,000               288
Omron Corp.                                           9,600               255
Onward Kashiyama Co., Ltd.                            4,000                48
Oracle Corp. Japan                                    1,600                71
Oriental Land Co., Ltd.                               2,700               141
Osaka Gas Co., Ltd.                                  86,200               297
Pioneer Corp.                                         8,001               108
Promise Co., Ltd.                                     1,350                36
Resona Holdings, Inc.                                   236               509
Ricoh Co., Ltd.                                      28,000               609
Rohm Co., Ltd.                                        7,100               602
Sanken Electric Co., Ltd.                             6,000                45
Sanyo Electric Co., Ltd. *                           78,000               121
SBI E*trade Securities Co., Ltd.                         71                76
Secom Co., Ltd.                                       8,600               379
Seiko Epson Corp.                                     5,300               155
Sekisui Chemical Co., Ltd.                           20,000               157
Sekisui House, Ltd.                                  45,600               568
Seven & I Holdings Co., Ltd.                         34,280               964
Sharp Corp.                                          39,200               678
Shimachu Co., Ltd.                                    2,300                65
Shimamura Co., Ltd.                                   1,200               116
Shimano, Inc.                                         4,500               144
Shimizu Corp.                                        45,600               272
Shin-Etsu Chemical Co., Ltd.                         17,848             1,321
Shinko Securities Co., Ltd.                          21,000               103
Shinsei Bank, Ltd.                                   72,000               268
Shionogi & Co., Ltd.                                 12,000               192
Shiseido Co., Ltd.                                   16,800               358
Shizuoka Bank, Ltd. (The)                            43,000               433
Showa Denko KK                                       30,000               105
Showa Shell Sekiyu KK                                 9,700               120
SMC Corp.                                             3,200               425
Softbank Corp.                                       43,600               918
Sompo Japan Insurance, Inc.                          37,000               430

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
JAPAN, CONTINUED
Sony Corp.                                           33,298      $      1,762
Stanley Electric Co., Ltd.                            5,200               124
Sumitomo Bakelite Co., Ltd.                           6,000                43
Sumitomo Chemical Co., Ltd.                          61,600               461
Sumitomo Corp.                                       43,600               844
Sumitomo Electric Industries, Ltd.                   32,400               533
Sumitomo Heavy Industries, Ltd.                      21,000               258
Sumitomo Metal Industries, Ltd.                     128,000               744
Sumitomo Metal Mining Co., Ltd.                      49,600             1,203
Sumitomo Mitsui Financial Group, Inc.                   288             2,615
Sumitomo Osaka Cement Co., Ltd.                      12,000                31
Sumitomo Realty & Development Co., Ltd.              17,000               505
Sumitomo Trust & Banking Co., Ltd. (The)             80,000               679
T&D Holdings, Inc.                                   10,200               667
Taiheiyo Cement Corp.                                27,000               115
Taisei Corp.                                         57,000               202
Taisho Pharmaceutical Co., Ltd.                       6,913               134
Taiyo Yuden Co., Ltd.                                 4,000                86
Takara Holdings, Inc.                                 6,000                37
Takashimaya Co., Ltd.                                17,000               192
Takeda Pharmaceutical Co., Ltd.                      38,200             2,494
Takefuji Corp.                                        1,640                51
TDK Corp.                                             5,400               461
Teijin, Ltd.                                         40,400               220
Terumo Corp.                                          9,000               383
THK Co., Ltd.                                         2,100                50
TIS, Inc.                                             1,851                42
Tobu Railway Co., Ltd.                               30,600               134
Toho Co., Ltd.                                        2,200                40
Tohoku Electric Power Co., Inc.                      17,800               395
Tokyo Broadcasting System, Inc.                       6,100               165
Tokyo Electric Power Co., Inc. (The)                 48,900             1,303
Tokyo Electron, Ltd.                                 10,600               764
Tokyo Gas Co., Ltd.                                 102,600               444
Tokyo Tatemono Co., Ltd.                             13,000               158
Tokyu Corp.                                          43,400               270
TonenGeneral Sekiyu KK                               17,000               166
Toppan Printing Co., Ltd.                            21,600               234
Toray Industries, Inc.                               57,100               456
Toshiba Corp.                                       124,000             1,174
Tosoh Corp.                                          26,000               155
TOTO, Ltd.                                           24,600               209
Toyo Seikan Kaisha, Ltd.                              8,700               152
Toyota Industries Corp.                               5,100               231
Toyota Motor Corp.                                  146,100             8,840
Trend Micro, Inc.                                     5,200               160
Unicharm Corp.                                        2,000               109
Uniden Corp.                                          4,000                32
UNY Co., Ltd.                                         6,000                64
Ushio, Inc.                                           3,000                57
USS Co., Ltd.                                         2,840               191

                                    CONTINUED

                                                            INTERNATIONAL EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
JAPAN, CONTINUED
Wacoal Holdings Corp.                                 3,000      $         37
West Japan Railway Co.                                   20                91
Yahoo! Japan Corp.                                      784               244
Yakult Honsha Co., Ltd.                               4,600               109
Yamada Denki Co., Ltd.                                5,760               577
Yamaha Corp.                                          5,800               126
Yamaha Motor Co., Ltd.                                1,000                28
Yamato Holdings Co., Ltd.                            16,000               239
Yamazaki Baking Co., Ltd.                             5,000                40
Yokogawa Electric Corp.                               9,500               129
                                                                 ------------
                                                                      121,717
                                                                 ------------
JERSEY (0.0%)
Meinl European Land, Ltd. *                           6,610               154
                                                                 ------------

MALAYSIA (0.5%)
AMMB Holdings Berhad                                 40,300                55
Astro All Asia Networks PLC                          12,700                14
Berjaya Sports Toto Berhad                           20,800                30
British American Tobacco Malaysia
   Berhad                                             3,300                38
Bumiputra-Commerce Holdings Berhad                   55,900               189
Bursa Malaysia Berhad                                 9,200                30
Gamuda Berhad                                        18,000                40
Genting Berhad                                       44,500               102
Golden Hope Plantations Berhad                       11,600                28
Hong Leong Bank Berhad                               16,700                30
IJM Corp. Berhad                                    201,050               504
IOI Corp. Berhad                                     90,500               138
Kuala Lumpur Kepong Berhad                           10,650                39
Lafarge Malayan Cement Berhad                        38,800                19
Magnum Corp. Berhad                                  27,300                23
Malayan Banking Berhad                               47,500               168
Media Prima Berhad                                   15,500                13
MISC Berhad                                          25,300                75
Petronas Gas Berhad                                  10,800                34
PLUS Expressways Berhad                              38,700                36
POS Malaysia & Services Holdings
   Berhad *                                           4,900                 7
PPB Group Berhad                                     14,300                31
Proton Holdings Berhad                                9,200                15
Public Bank Berhad                                   31,200                94
Resorts World Berhad                                 68,500                82
RHB Capital Berhad                                   24,600                43
Shell Refining Co. Federation of
   Malaya Berhad                                      4,100                13
Sime Darby Berhad                                    39,300               115
SP Setia Berhad                                      17,100                42
Star Publications Malaysia Berhad                     7,300                 7
Tanjong PLC                                           5,700                29
Telekom Malaysia Berhad                              23,900                70
Tenaga Nasional Berhad                               28,600                90
Transmile Group Berhad                                2,400                 4

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
MALAYSIA, CONTINUED
UMW Holdings Berhad                                   3,500      $         15
YTL Corp. Berhad                                     17,200                38
                                                                 ------------
                                                                        2,300
                                                                 ------------
MEXICO (1.8%)
Alfa SAB de CV, Series A                             13,000                89
America Movil SAB de CV, Series L                 1,098,200             3,280
Cemex SAB de CV *                                   260,029               838
Coca-Cola Femsa SAB de CV, Series L                   6,000                27
Corp GEO SAB de CV, Series B *                       60,500               331
Desarrolladora Homex SAB
   de CV ADR *                                        4,300               243
Fomento Economico Mexicano
   SAB de CV                                         81,000               299
Grupo Carso SA de CV, Series A1                      30,000               120
Grupo Financiero Banorte SAB de CV                  243,055             1,079
Grupo Mexico SAB de CV, Series B                     46,813               327
Grupo Modelo SAB de CV, Series C                     21,000               113
Grupo Televisa SA                                    91,500               462
Kimberly-Clark de Mexico SAB de CV,
   Series A                                          21,000                83
Telefonos de Mexico SAB de CV,
   Series L                                         523,300               894
Urbi Desarrollos Urbanos SA de C.V *                 35,100               148
Wal-Mart de Mexico SAB de CV,
   Series V                                         243,092               883
                                                                 ------------
                                                                        9,216
                                                                 ------------
NETHERLANDS (4.6%)
ABN AMRO Holding NV                                  73,803             3,541
Aegon NV                                             60,987             1,107
Akzo Nobel NV                                         7,850               646
Arcelor Mittal                                       14,085               864
ASML Holding NV *                                    17,353               509
Corio NV                                              2,533               182
European Aeronautic Defence and
   Space Co. NV                                       5,628               171
Heineken NV                                           7,900               501
ING Groep NV                                         48,883             2,068
James Hardie Industries NV                           23,149               146
Koninklijke DSM NV                                    4,360               226
Koninklijke Philips Electronics NV                   31,202             1,257
OCE NV                                                3,566                83
Qiagen NV *                                           7,202               125
Reed Elsevier NV                                     14,381               264
Royal Dutch Shell PLC, A Shares                     115,584             4,498
Royal Dutch Shell PLC, B Shares                      80,764             3,193
Royal KPN NV                                         55,236               853
TNT NV                                               15,209               650
Unilever NV                                          61,414             1,853
Vedior NV                                             4,625               120
Wereldhave NV                                         1,034               131
Wolters Kluwer NV                                     8,003               233
                                                                 ------------
                                                                       23,221
                                                                 ------------

                                    CONTINUED

INTERNATIONAL EQUITY
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
NEW ZEALAND (0.0%)
Auckland International Airport, Ltd.                  7,148      $         18
Contact Energy, Ltd.                                  2,639                19
Fisher & Paykel Appliances
   Holdings, Ltd.                                     1,810                 5
Fisher & Paykel Healthcare Corp.                      2,095                 5
Fletcher Building, Ltd.                               2,432                23
Sky City Entertainment Group, Ltd.                    2,560                 9
Telecom Corp. of New Zealand, Ltd.                   12,921                45
Warehouse Group, Ltd.                                 1,226                 6
                                                                 ------------
                                                                          130
                                                                 ------------
NORWAY (1.2%)
DnB NOR ASA                                          23,596               313
Norsk Hydro ASA                                      42,710             1,640
Norske Skogindustrier ASA                            12,800               180
Orkla ASA                                            70,600             1,340
Schibsted ASA                                         2,200                96
Statoil ASA                                          39,950             1,173
Storebrand ASA                                        2,300                35
Tandberg ASA                                         10,200               230
Telenor ASA *                                        40,600               741
Tomra Systems ASA                                     3,735                29
Yara International ASA                               13,342               358
                                                                 ------------
                                                                        6,135
                                                                 ------------
POLAND (0.7%)
Agora SA                                              2,600                41
Bank BPH SA                                             500               174
Bank Pekao SA                                        10,145               938
Bank Zachodni WBK SA                                  1,300               128
BRE Bank SA *                                           500                92
Globe Trade Centre SA *                               6,500                89
Grupa Kety SA                                           600                43
KGHM Polska Miedz SA                                  6,200               279
Orbis SA                                              2,200                58
Polish Oil & Gas Co.                                 78,800               138
Polski Koncern Naftowy Orlen *                       18,300               356
Powszechna Kasa Oszczednosci Bank
   Polski SA                                         23,700               498
Prokom Software SA                                    1,100                62
Telekomunikacja Polska SA                            40,900               323
TVN SA                                                8,000                67
                                                                 ------------
                                                                        3,286
                                                                 ------------
PORTUGAL (0.3%)
Banco BPI SA                                          2,389                22
Banco Comercial Portugues SA                         88,339               450
Brisa-Auto Estradas de Portugal SA                   20,326               277
Energias de Portugal SA                              12,673                72
Portugal Telecom SGPS SA                             24,085               338
PT Multimedia Servicos de
   Telecomunicacoes e Multimedia
   SGPS SA                                            1,374                22
Sonae SGPS SA                                        25,407                74
                                                                 ------------
                                                                        1,255
                                                                 ------------

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
RUSSIA (1.4%)
Gazprom OAO ADR                                      35,437      $      1,790
LUKOIL ADR                                           10,582               852
MMC Norilsk Nickel ADR                                5,854             1,390
Mobile Telesystems OJSC ADR                           6,000               384
Novolipetsk Steel GDR                                 5,600               176
Polyus Gold Co. ADR                                   3,400               133
Sberbank GDR                                            974               442
Severstal GDR                                        11,000               194
Surgutneftegaz ADR                                    7,300               440
Tatneft GDR                                           2,200               221
Unified Energy System GDR *                           2,827                95
Vimpel-Communications ADR                             3,100               328
Wimm-Bill-Dann Foods OJSC ADR                         2,800               263
                                                                 ------------
                                                                        6,708
                                                                 ------------
SINGAPORE (2.3%)
Ascendas Real Estate Investment
   Trust REIT                                        74,000               131
CapitaLand, Ltd.                                     91,000               444
CapitaMall Trust REIT                                66,300               163
Chartered Semiconductor
   Manufacturing, Ltd. *                            100,000                73
City Developments, Ltd.                              39,370               388
ComfortDelgro Corp., Ltd.                           141,333               190
Cosco Corp. Singapore, Ltd.                          58,000               193
Creative Technology, Ltd.                             8,854                42
DBS Group Holdings, Ltd.                             79,945             1,201
Fraser and Neave, Ltd.                              148,000               504
Jardine Cycle & Carriage, Ltd.                       19,031               201
Keppel Corp., Ltd.                                   80,000               698
Keppel Land, Ltd.                                    25,000               136
K-REIT Asia REIT                                      6,400                12
Neptune Orient Lines, Ltd.                           82,000               298
Oversea-Chinese Banking Corp.                       180,490             1,071
Parkway Holdings, Ltd.                               44,000               111
SembCorp Industries, Ltd.                            61,784               231
SembCorp Marine, Ltd.                                39,000               145
Singapore Airlines, Ltd.                             41,000               518
Singapore Exchange, Ltd.                             57,911               369
Singapore Land, Ltd.                                 25,000               171
Singapore Post, Ltd.                                107,000                87
Singapore Press Holdings, Ltd.                      114,743               338
Singapore Technologies Engineering,
   Ltd.                                             100,760               243
Singapore Telecommunications, Ltd.                  859,877             1,960
STATS ChipPAC, Ltd. *                                95,000               106
United Overseas Bank, Ltd.                           84,720             1,241
UOL Group, Ltd.                                      47,376               166
Venture Corp., Ltd.                                  19,445               193
                                                                 ------------
                                                                       11,624
                                                                 ------------
SOUTH AFRICA (0.2%)
Mondi, Ltd. *                                         7,752                67
MTN Group, Ltd.                                      75,490             1,057
                                                                 ------------
                                                                        1,124
                                                                 ------------

                                    CONTINUED

                                                            INTERNATIONAL EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
SOUTH KOREA (0.7%)
Doosan Heavy Industries and
   Construction Co., Ltd.                             8,680      $        914
LG.Philips LCD Co., Ltd. *                           25,330             1,181
Samsung Electronics Co., Ltd.                         2,404             1,583
                                                                 ------------
                                                                        3,678
                                                                 ------------
SPAIN (2.4%)
Abertis Infraestructuras SA                           7,257               213
Acciona SA                                              735               188
Acerinox SA                                           5,909               154
ACS Actividades Cons y Serv                           5,451               323
Altadis SA                                            9,909               652
Antena 3 de Television SA *                           1,180                22
Banco Bilbao Vizcaya Argentaria
   SA                                                72,254             1,765
Banco Popular Espanol SA                             20,261               362
Banco Santander Central Hispano SA                  118,360             2,219
Cintra Concesiones de
   Infraestructuras de Transporte SA                  6,723               102
Endesa SA                                            11,104               599
Fomento de Construcciones y
   Contratas SA                                         820                74
Gas Natural SDG SA                                   15,360               877
Grupo Ferrovial SA                                    1,215               108
Iberdrola SA                                         15,995               884
Inditex SA *                                          4,280               257
Indra Sistemas SA                                     1,842                48
Repsol YPF SA                                        17,250               650
Sacyr Vallehermoso SA                                 1,913                87
Sociedad General de Aguas de
   Barcelona SA, Class A                              1,803                66
Telefonica SA                                        99,115             2,314
Union Fenosa SA                                       1,918               105
                                                                 ------------
                                                                       12,069
                                                                 ------------
SWEDEN (3.2%)
Alfa Laval AB                                           900                57
Assa Abloy AB, Series B                              14,750               320
Atlas Copco AB, A Shares                             29,384               505
Atlas Copco AB, B Shares                             17,636               283
Billerud AB                                           4,750                72
Electrolux AB, Series B                               9,700               245
Eniro AB                                              5,800                71
Getinge AB, B Shares                                  7,600               168
Hennes & Mauritz AB, B Shares                        15,350               888
Holmen AB, B Shares                                   2,500               105
Husqvarna AB, A Shares                                2,790                38
Husqvarna AB, B Shares                                9,300               130
Modern Times Group AB, B Shares                       1,850               114
Nordea Bank AB                                      159,422             2,562
Sandvik AB                                           47,240               951
Scania AB, B Shares                                  19,600               464
Securitas AB, B Shares                               19,100               292
Securitas Direct AB, B Shares *                      15,700                43

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
SWEDEN, CONTINUED
Securitas Systems AB, B Shares                       18,700      $         66
Skandinaviska Enskilda Banken AB,
   Series A                                          27,520               939
Skanska AB, B Shares                                 16,117               345
SKF AB, B Shares                                     14,800               312
Ssab Svenskt Stal AB, Series A                        8,400               300
Svenska Cellulosa AB, B Shares                       27,900               494
Svenska Handelsbanken AB, A Shares                   44,802             1,282
Swedish Match AB                                     24,100               472
Tele2 AB, B Shares                                    6,425               112
Telefonaktiebolaget LM Ericsson,
   B Shares                                         729,737             2,734
TeliaSonera AB                                       65,426               496
Volvo AB, A Shares                                   22,165               408
Volvo AB, B Shares                                   51,550               938
                                                                 ------------
                                                                       16,206
                                                                 ------------
SWITZERLAND (4.5%)
ABB, Ltd.                                            46,968             1,129
ABB, Ltd. ADR                                        25,000               602
Adecco SA                                             1,348                93
Ciba Specialty Chemicals AG                           1,698               103
Clariant AG *                                         5,819                90
Compagnie Financiere Richemont SA                     9,222               578
Credit Suisse Group                                  28,660             1,871
Geberit AG                                            1,151               189
Givaudan SA                                             169               158
Holcim, Ltd.                                          5,346               567
Kudelski SA                                           1,477                50
Logitech International SA *                           5,827               157
Lonza Group AG                                          981                93
Micronas Semiconductor Hold *                         1,178                18
Nestle SA                                            10,772             4,115
Nobel Biocare Holding AG                                670               202
Novartis AG                                          46,515             2,513
OC Oerlikon Corp. AG *                                  184                82
Roche Holding AG                                     14,029             2,484
Schindler Holding AG                                  1,885               119
SGS SA                                                  105               127
STMicroelectronics NV                                21,128               362
Straumann Holding AG                                    391               109
Swatch Group AG                                         700               210
Swiss Reinsurance                                    10,360               885
Swisscom AG                                             487               165
Syngenta AG                                           2,483               469
Synthes, Inc.                                         1,477               172
UBS AG                                               41,990             2,329
Xstrata PLC                                          36,699             2,331
Zurich Financial Services AG                          1,123               327
                                                                 ------------
                                                                       22,699
                                                                 ------------
TAIWAN (0.1%)
AU Optronics Corp. ADR                               41,328               699
                                                                 ------------

                                    CONTINUED

INTERNATIONAL EQUITY
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                  SHARES            VALUE
                                               ------------      ------------
FOREIGN STOCKS, CONTINUED
TURKEY (0.3%)
Akbank TAS                                           55,596      $        375
Turkcell Iletisim Hizmet AS                         118,196               834
Turkiye Is Bankasi                                   83,305               454
                                                                 ------------
                                                                        1,663
                                                                 ------------

TOTAL FOREIGN STOCKS                                                  476,237
                                                                 ------------

INVESTMENT COMPANIES (0.0%)
UNITED STATES (0.0%)
iShares MSCI Hong Kong Index Fund                     5,000                90
                                                                 ------------

TOTAL INVESTMENT COMPANIES                                                 90
                                                                 ------------

PREFERRED STOCKS (1.9%)
BRAZIL (1.5%)
Aracruz Celulose SA, B Shares                        14,867                94
Banco Bradesco SA                                    23,404               609
Banco Itau Holding Financeira SA                     26,234             1,204
Brasil Telecom Participacoes SA                       7,895               104
Centrais Eletricas Brasileiras SA,
   B Shares                                       3,747,000                97
Cia de Bebidas das Americas                         564,824               389
Cia Energetica de Minas Gerais                       10,021               202
Cia Vale do Rio Doce, A Shares                       41,952             1,764
Gerdau SA                                            10,660               269
Klabin SA                                            20,000                68
Petroleo Brasileiro SA                               80,641             2,257
Sadia SA                                             16,000                76
Tele Norte Leste Participacoes SA                     9,537               203
Usinas Siderurgicas de Minas Gerais
   SA, A Shares                                       3,373               207
Vivo Participacoes SA                                14,249                64
Votorantim Celulose e Papel SA                        3,000                71
                                                                 ------------
                                                                        7,678
                                                                 ------------
GERMANY (0.4%)
Henkel KGaA                                           9,210               497
Porsche AG                                              351               633
RWE AG                                                1,822               173
Volkswagen AG                                         4,659               524
                                                                 ------------
                                                                        1,827
                                                                 ------------

TOTAL PREFERRED STOCKS                                                  9,505
                                                                 ------------

RIGHTS (0.0%)
BRAZIL (0.0%)
GOL Linhas Aereas Rights                                 846               --#
                                                                 ------------

SWEDEN (0.0%)
Dowa Holdings Co., Ltd.                              28,000                --#
Ssab Svenskt Stal AB *                                8,400                --#
                                                                 ------------

TOTAL RIGHTS                                                               --#
                                                                 ------------

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
U.S. GOVERNMENT AGENCIES (0.1%)
UNITED STATES (0.1%)
FANNIE MAE (0.1%)
5.28%, 8/29/07 **                              $        700      $        697
                                                                 ------------

TOTAL U.S. GOVERNMENT AGENCIES                                            697
                                                                 ------------

                                                  SHARES
                                               ------------
MONEY MARKETS (b) (0.0%)
UNITED STATES (0.0%)
J.P. Morgan Prime Money Market                        7,045                 7
                                                                 ------------

TOTAL MONEY MARKETS                                                         7
                                                                 ------------

TOTAL INVESTMENTS (COST $364,887) - 96.6%                             486,536

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.4%                           17,457
                                                                 ------------

NET ASSETS - 100.0%                                              $    503,993
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

**    Rate represents the effective yield at purchase.

#     Amount is less than $500.

(a) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(b)   Investment is in Institutional Shares of underlying fund.

(c) The Fund's securities were fair valued at July 31, 2007 using procedures approved by the Board of Trustees.

The following abbreviations are used in the Schedule of Portfolio Investments:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
REIT - Real Estate Investment Trust

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                                 HIGH YIELD BOND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
CORPORATE BONDS (83.8%)
Advanced Medical Optics, Inc., 7.50%,
   5/1/17, (Callable 5/1/12 @ 103.75)          $        386      $        351
Allied Waste North America, Inc.,
   7.25%, 3/15/15                                       750               724
American Axle & Manufacturing, Inc.,
   7.88%, 3/1/17                                        708               637
Aramark Corp., 8.50%, 2/1/15 (b)                        714               673
Asbury Automotive Group, Inc., 8.00%,
   3/15/14                                              750               720
Asbury Automotive Group, Inc., 7.63%,
   3/15/17 (b)                                           18                17
Ashtead Capital, Inc., 9.00%,
   8/15/16 (b)                                          480               482
Atlas Pipeline Partners LP, 8.13%,
   12/15/15                                             373               367
AutoNation, Inc., 7.00%, 4/15/14                        112               105
Aventine Renewable Energy Holdings,
   Inc., 10.00%, 4/1/17 (b)                             251               236
Baldor Electric Co., 8.63%, 2/15/17                     101               104
Basic Energy Services, Inc., 7.13%,
   4/15/16                                              750               683
Beazer Homes USA, Inc., 6.88%, 7/15/15                  750               581
Belden, Inc., 7.00%, 3/15/17 (b)                        183               173
Berry Petroleum Co., 8.25%, 11/1/16                   1,104             1,065
Bristow Group, Inc., 6.13%, 6/15/13                     600               564
Buckeye Technologies, Inc., 8.50%,
   10/1/13                                              750               754
Case Corp., 7.25%, 1/15/16                              365               360
Cenveo Corp., 7.88%, 12/1/13                            862               815
Champion Enterprises, Inc., 7.63%,
   5/15/09                                              755               747
Chaparral Steel Co., 10.00%, 7/15/13                    750               827
Chesapeake Energy Corp., 6.88%,
   1/15/16                                              750               714
Chesapeake Energy Corp., 6.50%,
   8/15/17                                              149               137
Cincinnati Bell, Inc., 8.38%, 1/15/14                   117               111
Citizens Communications Co., 6.25%,
   1/15/13                                            1,314             1,207
Communications & Power Industries,
   Inc., 8.00%, 2/1/12                                  750               754
Community Health Systems, Inc.,
   8.88%, 7/15/15 (b)                                   258               251
Copano Energy LLC, 8.13%, 3/1/16                        171               171
CSC Holdings, Inc., Series B, 8.13%,
   8/15/09                                              750               748
Del Monte Corp., 8.63%, 12/15/12                        550               553
Del Monte Corp., 6.75%, 2/15/15 (b)                     750               728
Dex Media, Inc., 8.00%, 11/15/13                        184               180
Dex Media, Inc., 9.91%, 11/15/13 **(d)                  860               774
Dresser-Rand Group, Inc., 7.38%,
   11/1/14                                              850               816
DRS Technologies, Inc., 6.63%, 2/1/16                   256               243
Dynegy Holdings, Inc., 7.75%,
   6/1/19 (b)                                           366               317

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
CORPORATE BONDS, CONTINUED
Edison Mission Energy, 7.50%,
   6/15/13                                     $        249      $        240
Edison Mission Energy, 7.00%,
   5/15/17 (b)                                          251               227
Enterprise Products Operating LP,
   8.38%, 8/1/66 (a)                                  1,050             1,071
Ford Motor Co., 7.45%, 7/16/31                          800               616
Ford Motor Credit Co. LLC, 7.88%,
   6/15/10                                              875               837
Forest Oil Corp., 7.25%, 6/15/19 (b)                    365               340
Foundation PA Coal Co., 7.25%, 8/1/14                   750               705
Freeport-McMoRan Copper & Gold, Inc.,
   8.25%, 4/1/15                                        250               262
GCI, Inc., 7.25%, 2/15/14                               750               690
General Cable Corp., 7.13%, 4/1/17                       18                17
Gibraltar Industries, Inc., Series B,
   8.00%, 12/1/15                                       750               713
Glencore Funding LLC, 6.00%,
   4/15/14 (b)                                          750               741
GMAC LLC, 6.88%, 9/15/11                                750               697
GMAC LLC, 8.00%, 11/1/31                                750               704
Hanover Equipment Trust, Series B,
   8.75%, 9/1/11                                        750               773
HCA, Inc., 5.75%, 3/15/14                               769               592
HCA, Inc., 6.50%, 2/15/16                               731               563
HCA, Inc., 9.25%, 11/15/16 (b)                          357               354
IASIS Healthcare LLC/IASIS Capital
   Corp., 8.75%, 6/15/14                              1,121             1,076
Idearc, Inc., 8.00%, 11/15/16                           805               763
IKON Office Solutions, Inc., 7.75%,
   9/15/15                                              750               735
Intelsat Corp., 9.00%, 8/15/14                          806               811
Invacare Corp., 9.75%, 2/15/15                        1,837             1,745
Jarden Corp., 7.50%, 5/1/17                             625               563
K Hovnanian Enterprises, Inc., 8.63%,
   1/15/17                                              250               206
KB Home, 7.25%, 6/15/18                                 750               652
Lamar Media Corp., 7.25%, 1/1/13                        185               178
Lamar Media Corp., Series B, 6.63%,
   8/15/15                                              209               190
M/I Homes, Inc., 6.88%, 4/1/12                        1,000               865
Massey Energy Co., 6.88%, 12/15/13                      750               661
Mirant North America LLC, 7.38%,
   12/31/13                                             750               746
Mosaic Co. (The), 7.38%, 12/1/14 (b)                    161               160
Mosaic Co. (The), 7.63%, 12/1/16 (b)                    332               334
Mueller Water Products, Inc., 7.38%,
   6/1/17 (b)                                           702               656
Mylan Laboratories, Inc., 6.38%,
   8/15/15                                              750               756
NRG Energy, Inc., 7.25%, 2/1/14                         730               704
Omnicare, Inc., 6.88%, 12/15/15                         107                97
Overseas Shipholding Group, 8.75%,
   12/1/13                                              280               294

                                    CONTINUED

HIGH YIELD BOND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
CORPORATE BONDS, CONTINUED
Owens Brockway Glass Container, Inc.,
   6.75%, 12/1/14                              $        750      $        690
Peabody Energy Corp., 7.38%, 11/1/16                    137               134
Penske Auto Group, Inc., 7.75%,
   12/15/16                                             548               526
Pilgrim's Pride Corp., 9.63%, 9/15/11                   150               153
Pilgrim's Pride Corp., 7.63%, 5/1/15                    861               831
PNA Group, Inc., 10.75%, 9/1/16 (b)                     299               320
PolyOne Corp., 8.88%, 5/1/12                            750               750
Radio One, Inc., Series B, 8.88%,
   7/1/11                                                72                72
Range Resources Corp., 7.38%, 7/15/13                   351               349
Regency Energy Partners LP/Regency
   Energy Finance Corp., 8.38%,
   12/15/13 (b)                                       1,000             1,030
Reliant Energy, Inc., 7.63%, 6/15/14                     85                81
Sabine Pass LNG LP, 7.25%,
   11/30/13 (b)                                         734               701
Sealy Mattress Co., 8.25%, 6/15/14,
   (Callable 6/15/09 @ 104.125)                         630               621
Service Corp. International, 7.00%,
   6/15/17                                              750               682
Solo Cup Co., 8.50%, 2/15/14                            750               608
Southern Copper Corp., 6.38%, 7/27/15                   500               507
Steel Dynamics, Inc., 6.75%,
   4/1/15 (b)                                           221               210
Stewart Enterprises, Inc., 6.25%,
   2/15/13                                              500               462
Sungard Data Systems, Inc., 9.13%,
   8/15/13                                              750               754
TEPPCO Partners LP, 7.00%, 6/1/67 (a)                   348               320
Texas Industries, Inc., 7.25%, 7/15/13                  705               698
Trinity Industries, Inc., 6.50%,
   3/15/14                                              750               712
Tube City IMS Corp., 9.75%, 2/1/15,
   (Callable 2/1/11 @ 104.875)                          116               113
United Refining Co., Series 2,
   10.50%, 8/15/12                                      750               758
United Rentals North America, Inc.,
   6.50%, 2/15/12                                       375               375
Universal Hospital Services, Inc.,
   8.76%, 6/1/15 (a) (b)                                275               256
US Concrete, Inc., 8.38%, 4/1/14                      1,000               960
Visant Holding Corp., 8.75%, 12/1/13                  1,077             1,066
Windstream Corp., 8.13%, 8/1/13                         181               183
Windstream Corp., 8.63%, 8/1/16                       1,258             1,274
WMG Acquisition Corp., 7.38%,
   4/15/14                                              362               324
                                                                 ------------

TOTAL CORPORATE BONDS                                                  57,543
                                                                 ------------

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
FOREIGN BONDS (13.1%)
Basell AF SCA, 8.38%, 8/15/15 (b)              $      1,071      $        953
Bluewater Finance, Ltd., 10.25%,
   2/15/12                                              700               736
CHC Helicopter Corp., 7.38%, 5/1/14                     870               809
Intergen NV, 9.00%, 6/30/17,
   (Callable 6/30/12 @ 104.5) (b)                     1,800             1,773
Novelis, Inc., 7.25%, 2/15/15                         1,100             1,103
NXP BV/NXP Funding LLC, 7.88%,
   10/15/14                                             390               361
Quebecor Media, Inc., 7.75%, 3/15/16                    902               848
Sensata Technologies BV, 8.00%, 5/1/14                  714               657
Stena AB, 7.50%, 11/1/13                                750               746
Stena AB, 7.00%, 12/1/16                                250               246
Videotron Ltee, 6.88%, 1/15/14                          750               701
Virgin Media Finance PLC, 8.75%,
   4/15/14                                               72                72
                                                                 ------------

TOTAL FOREIGN BONDS                                                     9,005
                                                                 ------------

                                                  SHARES
                                               ------------
INVESTMENTS IN AFFILIATES (c) (1.5%)
Fifth Third Institutional Money
   Market Fund                                    1,018,499             1,019
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                         1,019
                                                                 ------------

TOTAL INVESTMENTS (COST $70,509) - 98.4%                               67,567

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%                            1,098
                                                                 ------------

NET ASSETS - 100.0%                                              $     68,665
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

**    Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) Step Bond. Security that pays no interest for a stipulated number of years, after which it pays a predetermined interest rate.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                                            BOND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
ASSET-BACKED SECURITIES (9.3%)
Aerco, Ltd., Series N Ap-2A, Class
   A3, 5.78%, 7/15/25 (a) (b)                  $        997      $        847
Credit-Based Asset Servicing and
   Securitization LLC, Series 2006-CB1,
   Class AF4, 5.44%, 1/25/36                          3,350             3,282
GMAC Mortgage Corp. Loan Trust,
   Series 2004-HE5, Class A4, 4.34%,
   9/25/34 (a)                                        1,750             1,730
Harley-Davidson Motorcycle Trust,
   Series 2004-2, Class B, 2.96%, 2/15/12               129               126
Hertz Vehicle Financing LLC, Series
   2005-2A, Class A6, 5.08%, 11/25/11 (b)             1,500             1,491
Irwin Home Equity Corp., Series
   2006-3, Class 2A2, 5.83%, 9/25/37 (b)              1,225             1,225
Residential Asset Mortgage Products,
   Inc., Series 2003-RZ5, Class A7,
   4.97%, 9/25/33                                     3,240             3,186
SACO I, Inc., Series 2006-1, Class A,
   5.49%, 9/25/35 (a) (f)                             3,961             3,931
SACO I, Inc., Series 2006-12, Class
   1M1, 5.63%, 9/25/36 (a) (f)                        4,000             3,704
Susquehanna Auto Lease Trust, Series
   2007-1, Class B, 5.31%, 7/14/10 (b)                1,000             1,001
Truck Retail Installment Paper Corp.,
   Series 2005-1A, Class A, 5.59%,
   12/15/16 (a) (b) (f)                               1,950             1,951
                                                                 ------------

TOTAL ASSET-BACKED SECURITIES                                          22,474
                                                                 ------------

CORPORATE BONDS (5.2%)
Comcast Cable Communications LLC,
   7.13%, 6/15/13                                     1,750             1,850
COX Communications, Inc., 5.50%,
   10/1/15                                              800               758
Goldman Sachs Group, Inc. (The),
   6.13%, 2/15/33                                     1,100             1,033
Merrill Lynch & Co., Inc., 5.70%,
   5/2/17                                             1,000               944
Morgan Stanley, 5.75%, 10/18/16                       1,000               975
Republic New York Corp., 7.00%,
   3/22/11                                            1,000             1,049
Science Applications International
   Corp., 5.50%, 7/1/33                               2,105             1,855
Sprint Capital Corp., 8.75%, 3/15/32                    600               659
Time Warner, Inc., 7.70%, 5/1/32                        492               530
Travelers Property Casualty Corp.,
   7.75%, 4/15/26                                        85                99
UBS Preferred Funding Trust I, 8.62%,
   10/1/10 (a)                                          925             1,006
Wachovia Bank NA, 5.85%, 2/1/37                         850               796
Wyeth, 5.95%, 4/1/37                                  1,000               949
                                                                 ------------

TOTAL CORPORATE BONDS                                                  12,503
                                                                 ------------

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
FOREIGN BONDS (1.4%)
Canadian Natural Resources, Ltd.,
   6.25%, 3/15/38                              $      1,000      $        956
France Telecom SA, 8.50%, 3/1/31                        650               814
Gazprom International SA, 7.20%,
   2/1/20 (b)                                           954               966
TransCanada Pipelines, Ltd., 5.60%,
   3/31/34                                              750               694
                                                                 ------------

TOTAL FOREIGN BONDS                                                     3,430
                                                                 ------------

MORTGAGE-BACKED SECURITIES (39.0%)
Banc of America Commercial Mortgage,
   Inc., Series 2005-6, Class AJ, 5.18%,
   9/10/47 (a)                                        2,850             2,715
Banc of America Funding Corp., Series
   2006-G, Class 3A2, 5.75%, 7/20/36 (a)              4,895             4,921
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2004-10, Class 12A3,
   4.65%, 1/25/35 (a)                                 1,114             1,101
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2005-12, Class 11A2,
   5.41%, 2/25/36 (a)                                 2,986             2,994
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2005-12, Class 13A1,
   5.46%, 2/25/36 (a)                                 3,604             3,542
Bear Stearns Commercial Mortgage
   Securities, Series 2000-WF2, Class
   A1, 7.11%, 10/15/32                                1,052             1,057
Bear Stearns Commercial Mortgage
   Securities, Series 2004-T14, Class
   A4, 5.20%, 1/12/41                                 2,000             1,942
Bear Stearns Commercial Mortgage
   Securities, Series 2004-T16, Class
   A6, 4.75%, 2/13/46                                 4,000             3,761
Chase Mortgage Finance Corp., Series
   2006-A1, Class 2A3, 6.00%, 9/25/36 (a)             2,000             2,013
Chaseflex Trust, Series 2006-1, Class
   A2A, 5.94%, 6/25/36                                1,600             1,606
Countrywide Alternative Loan Trust,
   Series 2005-J3, Class 3A1, 6.50%,
   9/25/34                                              514               519
Crown Castle Towers LLC, Series
   2006-1A, Class E, 6.07%, 11/15/36 (b)              2,800             2,667
Global Signal Trust, Series 2006-1,
   Class C, 5.71%, 2/15/36 (b)                        2,550             2,509
GMAC Mortgage Corp. Loan Trust,
   Series 2003-GH2, Class A4, 5.00%,
   10/25/33                                           2,700             2,621
Greenwich Capital Commercial Funding
   Corp., Series 2002-C1, Class A4,
   4.95%, 1/11/35                                     1,000               969
Greenwich Capital Commercial Funding
   Corp., Series 2004-GG1, Class A5,
   4.88%, 6/10/36                                     2,200             2,158
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38                                            4,900             4,827

                                    CONTINUED

BOND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
Homebanc Mortgage Trust, Series
   2004-2, Class A2, 5.77%,
   12/25/34 (a) (f)                            $      1,945      $      1,949
Homebanc Mortgage Trust, Series
   2006-1, Class 1A1, 6.13%,
   4/25/37 (a) (f)                                      755               768
Indymac Index Mortgage Loan Trust,
   Series 2005-AR9, Class 1A1, 5.44%,
   7/25/35 (a)                                        2,980             3,013
JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2003-CB6,
   Class A2, 5.26%, 7/12/37                             865               847
JP Morgan Mortgage Trust, Series
   2005-A1, Class 2A1, 4.84%, 2/25/35 (a)               927               914
JP Morgan Mortgage Trust, Series
   2005-A2, Class 3A2, 4.90%, 4/25/35                 3,000             2,934
JP Morgan Mortgage Trust, Series
   2005-A2, Class 7CB1, 4.90%,
   4/25/35 (a)                                        3,417             3,351
JP Morgan Mortgage Trust, Series
   2005-A3, Class 7CA1, 5.11%,
   6/25/35 (a)                                        2,350             2,337
JP Morgan Mortgage Trust, Series
   2005-ALT1, Class 4A1, 5.65%,
   10/25/35 (a)                                       3,375             3,298
JP Morgan Mortgage Trust, Series
   2006-A2, Class 3A2, 5.68%, 4/25/36 (a)             3,592             3,550
JP Morgan Mortgage Trust, Series
   2006-A4, Class 2A2, 5.82%, 6/25/36 (a)               876               876
LB-UBS Commercial Mortgage Trust,
   Series 2005-C3, Class A2, 4.55%,
   7/15/30                                              330               323
Morgan Stanley Capital I, Series
   2004-IQ8, Class A5, 5.11%, 6/15/40                 3,200             3,080
Morgan Stanley Dean Witter Capital I,
   Series 2003-TOP9, Class A2, 4.74%,
   11/13/36                                           2,590             2,483
Morgan Stanley Mortgage Loan Trust,
   Series 2004-4, Class 3A, 5.00%,
   8/25/19                                            1,864             1,798
Residential Accredit Loans, Inc.,
   Series 2004-QA1, Class A1, 5.59%,
   3/25/34 (a) (f)                                    1,573             1,574
Residential Accredit Loans, Inc.,
   Series 2005-QA12, Class CB1, 5.74%,
   12/25/35 (a)                                       2,818             2,813
Residential Accredit Loans, Inc.,
   Series 2006-QA8, Class A3, 5.56%,
   9/25/36 (a)                                           --#               --#
Residential Funding Mortgage
   Securities I, Series 2007-S2, Class
   A10, 6.00%, 2/25/37                                  430               424
Restructured Assets Certificates,
   Series 2006-9, Class P, 6.00%,
   3/23/27 (a) (b) (e) (d)                            2,000             2,000
Structured Asset Securities Corp.,
   Series 2004-21XS, Class 2A6B, 5.15%,
   12/25/34                                           1,245             1,197

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
Suntrust Alternative Loan Trust,
   Series 2005-1F, Class B3, 6.07%,
   12/25/35 (a) (d)                            $      1,389      $      1,010
WaMu Mortgage Pass Through
   Certificates, Series 2003-AR9, Class
   1A6, 4.05%, 9/25/33 (a)                            5,862             5,767
WaMu Mortgage Pass Through
   Certificates, Series 2004-AR3, Class
   A2, 4.24%, 6/25/34 (a)                             1,502             1,476
Wells Fargo Mortgage Backed
   Securities Trust, Series 2003-N,
   Class 2A3, 4.75%, 12/25/33 (a)                     1,550             1,504
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR7,
   Class 2A2, 5.14%, 5/25/35 (a)                      2,756             2,680
                                                                 ------------

TOTAL MORTGAGE-BACKED SECURITIES                                       93,888
                                                                 ------------

U.S. GOVERNMENT AGENCIES (49.6%)
FANNIE MAE (30.5%)
6.05%, 12/1/08                                        2,784             2,793
6.00%, 5/1/17                                           169               170
6.50%, 6/1/17                                           227               232
6.50%, 8/1/17                                           188               192
5.50%, 1/1/18                                            13                12
5.50%, 2/1/18                                             7                 7
6.00%, 5/1/18                                           806               812
4.50%, 8/1/22, TBA                                    4,200             4,001
5.50%, 2/1/25                                         1,254             1,227
5.00%, 5/1/25                                         2,065             1,969
7.50%, 6/1/28                                           229               240
6.50%, 8/1/28                                           203               208
6.50%, 6/1/29                                           174               177
6.50%, 4/1/32                                           348               355
6.50%, 6/1/32                                           698               710
7.00%, 6/1/32                                           173               181
6.50%, 7/1/32                                           995             1,014
7.00%, 8/1/32                                           540               560
7.50%, 12/1/32                                           89                93
6.00%, 1/1/33                                           357               356
6.50%, 3/1/33                                           168               171
6.00%, 8/25/33 (a)                                    2,314             2,257
5.50%, 12/25/33                                         900               890
5.50%, 5/25/34 (a) (f)                                5,605             5,603
7.00%, 9/1/34                                            90                92
5.50%, 12/1/34                                        4,896             4,746
5.50%, 6/1/35                                           643               623
6.00%, 7/1/35                                         3,791             3,763
6.00%, 9/1/35                                         2,164             2,148
5.00%, 11/1/35                                        3,693             3,474
5.50%, 11/1/35                                        1,060             1,027
6.00%, 1/1/36                                         3,905             3,877
5.62%, 4/25/36                                        2,859             2,596
6.50%, 8/1/36                                         3,150             2,968
7.00%, 9/1/36                                         1,517             1,558
5.50%, 11/1/36                                        1,660             1,605

                                    CONTINUED

                                                                            BOND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
U.S. GOVERNMENT AGENCIES, CONTINUED
6.00%, 12/1/36                                 $      1,359      $      1,348
5.50%, 1/1/37                                         4,117             3,978
6.00%, 1/1/37                                         5,170             5,126
5.50%, 4/25/37                                        1,022             1,028
7.00%, 5/1/37                                           798               820
5.00%, 8/1/37, TBA                                    7,000             6,565
5.50%, 8/1/37, TBA                                    2,000             1,931
                                                                 ------------
                                                                       73,503
                                                                 ------------
FEDERAL HOME LOAN BANK, SERIES
   W7-2010, CLASS 1 (0.2%)
   4.00%, 2/25/10                                       587               571
                                                                 ------------

FREDDIE MAC (14.3%)
4.00%, 1/15/17                                        4,000             3,790
5.00%, 2/15/25                                        3,245             3,041
7.00%, 6/1/26                                           657               677
6.50%, 1/1/29                                         1,404             1,436
7.00%, 1/1/32                                           115               119
6.50%, 7/1/32                                           227               232
6.50%, 9/1/32                                           152               155
5.00%, 8/1/33                                           405               382
6.00%, 9/1/33                                           501               500
5.00%, 5/1/34                                           198               186
6.50%, 5/15/34 (a)                                      989             1,004
4.50%, 6/1/34                                           862               786
4.50%, 9/1/34                                         1,056               964
5.50%, 3/15/35                                        2,770             2,695
5.00%, 7/1/35                                           523               492
5.00%, 8/1/35                                         1,195             1,124
5.00%, 11/1/35                                        4,134             3,889
5.00%, 4/1/36                                           474               446
5.00%, 7/1/36, TBA                                    2,108             1,979
5.72%, 7/15/36 (a) (f)                                1,776             1,783
5.33%, 3/1/37 (a)                                     1,000               993
5.50%, 8/1/37, TBA                                    8,000             7,728
                                                                 ------------
                                                                       34,401
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION (3.4%)
0.57%, 4/16/46, , IO (a)                             37,650             1,436
0.80%, 5/16/46, , IO (a)                             24,697             1,361
3.40%, 5/16/46 (a)                                    2,586             1,588
0.91%, 8/16/46, , IO (a)                             24,781             1,441
1.00%, 2/16/48, , IO (a)                             14,932               915
1.07%, 6/16/49, , IO (a)                             21,245             1,399
                                                                 ------------
                                                                        8,140
                                                                 ------------
TENNESSEE VALLEY AUTHORITY (1.2%)
6.21%, 12/15/17 **                                    5,000             2,925
                                                                 ------------

TOTAL U.S. GOVERNMENT AGENCIES                                        119,540
                                                                 ------------

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
U.S. TREASURY OBLIGATIONS (3.4%)
U.S. TREASURY BONDS (0.0%)
4.50%, 2/15/36                                 $        100      $         94
                                                                 ------------

U.S. TREASURY NOTES (0.8%)
4.50%, 4/30/12                                          750               746
4.63%, 2/15/17                                          500               494
4.50%, 5/15/17                                          660               646
                                                                 ------------
                                                                        1,886
                                                                 ------------
U.S. TREASURY STRIPS (2.6%)
6.18%, 5/15/17 **                                     5,580             3,467
8.21%, 11/15/27 **                                    7,400             2,685
                                                                 ------------
                                                                        6,152
                                                                 ------------

TOTAL U.S. TREASURY OBLIGATIONS                                         8,132
                                                                 ------------

                                                  SHARES
                                               ------------
INVESTMENTS IN AFFILIATES (c) (0.3%)
Fifth Third Institutional Money
   Market Fund                                      689,136               689
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                           689
                                                                 ------------

TOTAL INVESTMENTS (COST $265,200) - 108.2%                            260,656

LIABILITIES IN EXCESS OF OTHER ASSETS - (8.2)%                        (19,671)
                                                                 ------------

NET ASSETS - 100.0%                                              $    240,985
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

**    Rate represents the effective yield at purchase.

#     Amount is less than $500.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment in Institutional Shares of underlying fund.

(d) Securities were fair valued at July 31, 2007. using procedures approved by the Board of Trustees.

(e)   Rate reflected is an investment rate of return.

(f) All or part of this security has been deposited as collateral for TBA securities.

The following abbreviations are used in the Schedule of Portfolio Investments:

IO - Interest Only
TBA - To be announced

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

INTERMEDIATE BOND
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
ASSET-BACKED SECURITIES (9.3%)
Aerco, Ltd., Series N Ap-2A, Class
   A3, 5.78%, 7/15/25 (a) (b)                  $      1,118      $        950
Credit-Based Asset Servicing and
   Securitization LLC, Series 2004-CB8,
   Class AF3, 5.09%, 12/25/35                         4,849             4,827
Credit-Based Asset Servicing and
   Securitization LLC, Series 2005-CB7,
   Class AF4, 5.43%, 11/25/35                         2,475             2,413
Credit-Based Asset Servicing and
   Securitization LLC, Series 2006-CB1,
   Class AF4, 5.44%, 1/25/36                          3,025             2,963
Credit-Based Asset Servicing and
   Securitization LLC, Series 2006-CB2,
   Class AF2, 5.50%, 12/25/36                         2,400             2,391
First Franklin Mortgage Loan Asset
   Backed Certificates, Series
   2004-FF11, Class 1A2, 5.67%,
   1/25/35 (a)                                          121               121
First Franklin Mortgage Loan Asset
   Backed Certificates, Series 2005-FFA,
   Class M3, 5.52%, 3/25/25                             600               496
First Horizon Asset Back Trust,
   Series 2007-HE1, Class A, 5.45%,
   9/25/29 (a)                                        2,435             2,417
Flagstar Home Equity Loan Trust,
   Series 2007-1A, Class AF2, 5.77%,
   1/25/35 (b)                                        1,915             1,909
Hertz Vehicle Financing LLC, Series
   2005-2A, Class A6, 5.08%, 11/25/11 (b)             1,500             1,491
Hyundai Auto Receivables Trust,
   Series 2006-B, Class C, 5.25%,
   5/15/13                                            2,665             2,664
Marlin Leasing Receivables LLC,
   Series 2005-1A, Class A4, 4.75%,
   8/15/12 (b)                                        3,000             2,982
New Century Home Equity Loan Trust,
   Series 2005-A, Class A5W, 5.29%,
   8/25/35                                            4,000             3,713
Popular ABS Mortgage Pass-Through
   Trust, Series 2005-4, Class AF3,
   4.98%, 9/25/35                                     1,580             1,564
Prestige Auto Receivables Trust,
   Series 2006-1A, Class A2, 5.25%,
   6/17/13 (b)                                        2,000             2,002
Renaissance Home Equity Loan Trust,
   Series 2005-2, Class AF4, 4.93%,
   8/25/35                                            2,620             2,567
Renaissance Home Equity Loan Trust,
   Series 2006-1, Class AF4, 6.01%,
   5/25/36                                            1,645             1,650
Residential Asset Mortgage Products,
   Inc., Series 2002-RZ3, Class M1,
   5.28%, 8/25/32                                       594               592
Residential Funding Mortgage
   Securities II, Inc., Series 2006-HI3,
   Class A4, 6.31%, 2/25/36                           1,500             1,504

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
ASSET-BACKED SECURITIES, CONTINUED
Residential Funding Mortgage
   Securities II, Inc., Series
   2006-HSA1, Class A4, 5.49%,
   2/25/36 (a)                                 $      1,500      $      1,372
SACO I, Inc., Series 2005-WM2, Class
   A3, 5.69%, 7/25/35 (a)                               341               341
SACO I, Inc., Series 2006-12, Class
   1M1, 5.63%, 9/25/36 (a)                            2,500             2,315
UPFC Auto Receivables Trust, Series
   2004-A, Class A3, 3.27%, 9/15/10                     590               585
Vanderbilt Acquisition Loan Trust,
   Series 2002-1, Class A4, 6.57%, 5/7/27             2,840             2,944
                                                                 ------------

TOTAL ASSET-BACKED SECURITIES                                          46,773
                                                                 ------------

CORPORATE BONDS (12.3%)
Alabama Power Capital Trust V, 5.50%,
   10/1/42 (a)                                          874               873
Alesco Preferred Funding, Ltd.,
   Series N Ap-15A, Class C1, 6.51%,
   12/23/37 (a) (b) (d)                               2,000             2,000
American Express Travel Related
   Services Co., Inc., 5.25%,
   11/21/11 (b)                                       1,000               992
Ameriprise Financial, Inc., 5.65%,
   11/15/15                                           1,480             1,445
Apache Corp., 5.25%, 4/15/13                          1,000               984
Apache Corp., 5.63%, 1/15/17                          1,225             1,203
Associated Bank NA/Green Bay WI,
   5.48%, 6/2/08 (a)                                  5,000             5,009
Attentus CDO, Ltd., Series 2006-2A,
   Class A3B, 5.80%, 10/9/41 (a) (b) (d)              5,000             4,827
BAC Capital Trust XIII, 5.76%,
   3/15/12 (a) (g)                                    2,000             1,876
Bank of America Corp., 5.63%, 10/14/16                2,250             2,206
BankAmerica Capital II, Series 2,
   8.00%, 12/15/26                                    2,000             2,081
Goldman Sachs Group LP, 5.00%,
   10/1/14                                            2,500             2,352
Hibernia Corp., 5.35%, 5/1/14                         2,845             2,685
HSBC Finance Corp., 6.38%, 10/15/11                   2,000             2,018
International Lease Finance Corp.,
   5.88%, 5/1/13                                      2,500             2,529
John Deere Capital Corp., 5.50%,
   4/13/17                                            1,225             1,200
JPM CHASE CAPITAL XXI, Series U,
   6.31%, 2/2/37 (a)                                  1,000               988
KeyBank NA, 4.95%, 9/15/15                            2,365             2,265
Manufacturers & Traders Trust Co.,
   3.85%, 4/1/13 (a) (b)                              1,075             1,064
MassMutual Global Funding II, 3.80%,
   4/15/09 (b)                                        1,390             1,356
Merrill Lynch & Co., Inc., 6.05%,
   5/16/16                                              660               651
MetLife, Inc., 5.00%, 6/15/15                         1,100             1,044

                                    CONTINUED

                                                               INTERMEDIATE BOND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
CORPORATE BONDS, CONTINUED
Morgan Stanley, Series F, 5.76%,
   9/7/10 (a)                                  $        900      $        900
National City Bank, 5.25%,
   12/15/16 (b)                                       1,340             1,269
PPG Industries, Inc., 6.50%, 11/1/07                     30                30
Preferred Term Securities,
   Ltd./Preferred Term Securities, Inc.,
   7.16%, 7/3/32 (a) (b)                                709               709
Preferred Term Securities,
   Ltd./Preferred Term Securities, Inc.,
   7.46%, 12/11/32 (a) (b)                            1,000             1,005
Preferred Term Securities,
   Ltd./Preferred Term Securities, Inc.,
   7.36%, 5/22/33 (a) (b) (d)                         1,000             1,010
Premcor Refining Group, Inc.,
   7.50%, 6/15/15, (Callable
   6/15/08 @ 103.75)                                  1,500             1,548
Principal Life Global Funding I,
   5.13%, 10/15/13 (b)                                1,090             1,072
Public Service Electric & Gas Co.,
   5.00%, 8/15/14                                     1,200             1,149
Regions Financial Corp., 7.00%, 3/1/11                1,275             1,343
Simon Property Group LP, 5.63%,
   8/15/14                                            1,790             1,767
Trapeza CDO I LLC, Series 2006-11A,
   Class A2, 5.78%, 10/10/41 (a) (b) (d)              5,000             4,971
Wachovia Corp., 5.63%, 10/15/16                       2,250             2,189
Westpac Capital Trust IV, 5.26%,
   3/31/16 (a) (b) (g)                                1,445             1,364
                                                                 ------------

TOTAL CORPORATE BONDS                                                  61,974
                                                                 ------------

FOREIGN BONDS (0.6%)
Gazprom International SA, 7.20%,
   2/1/20 (b)                                         1,922             1,946
Korea Electric Power Corp., 4.25%,
   9/12/07 (b)                                        1,000               999
                                                                 ------------

TOTAL FOREIGN BONDS                                                     2,945
                                                                 ------------

MORTGAGE-BACKED SECURITIES (43.5%)
Banc of America Funding Corp., Series
   2006-G, Class 3A2, 5.75%, 7/20/36 (a)              5,000             5,027
Bear Stearns Alt-A Trust, Series
   2005-9, Class 21A2, 5.77%,
   11/25/35 (a)                                       1,549             1,572
Bear Stearns Commercial Mortgage
   Securities, Series 2000-WF2, Class
   A1, 7.11%, 10/15/32                                  897               901
Bear Stearns Commercial Mortgage
   Securities, Series 2004-T16, Class
   A6, 4.75%, 2/13/46                                 3,500             3,291
Chase Commercial Mortgage Securities
   Corp., Series 1997-2, Class C, 6.60%,
   12/19/29                                           2,075             2,072

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
Chase Commercial Mortgage Securities
   Corp., Series 1998-1, Class A2,
   6.56%, 5/18/30                              $      3,080      $      3,085
Chase Mortgage Finance Corp., Series
   2006-A1, Class 2AX, IO, 0.08%,
   9/25/36 (a) (d)                                   86,157               379
Chase Mortgage Finance Corp., Series
   2006-A1, Class 4A1, 6.05%, 9/25/36 (a)             9,150             9,087
Chase Mortgage Finance Corp., Series
   2006-S2, Class 2A6, 6.00%, 10/25/36                5,105             5,064
Chaseflex Trust, Series 2006-1, Class
   A4, 6.30%, 6/25/36                                 7,344             7,347
Chaseflex Trust, Series 2006-1, Class
   A6, 6.29%, 6/25/36                                 5,265             5,330
Chaseflex Trust, Series 2006-2, Class
   A4, 6.34%, 9/25/36                                 5,100             5,125
Citigroup Commercial Mortgage Trust,
   Series 2005-EMG, Class A3, 4.38%,
   9/20/51 (b)                                        5,000             4,816
Commercial Mortgage Asset Trust,
   Series 1999-C1, Class B, 7.23%,
   1/17/32                                            1,620             1,735
Countrywide Alternative Loan Trust,
   Series 2004-2CB, Class 1A1, 4.25%,
   3/25/34                                            2,967             2,901
Crown Castle Towers LLC, Series
   2005-1A, Class AFX, 4.64%,
   6/15/35 (b)                                        4,000             3,917
Crown Castle Towers LLC, Series
   2006-1A, Class E, 6.07%, 11/15/36 (b)              3,300             3,143
CS First Boston Mortgage Securities
   Corp., Series 2001-CK3, Class A4,
   6.53%, 6/15/34                                     2,922             3,009
CS First Boston Mortgage Securities
   Corp., Series 2002-CKN2, Class C1,
   6.38%, 4/15/37                                     1,180             1,199
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series 2005-4,
   Class A2, 5.05%, 9/25/35                           1,610             1,591
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series
   2006-AB3, Class A3, 6.51%, 7/25/36                 2,575             2,591
Deutsche ALT-A Securities, Inc.
   Alternate Loan Trust, Series
   2006-AB4, Class A3A1, 5.90%,
   10/25/36                                           5,425             5,434
Deutsche Mortgage Securities, Inc.,
   Series 2005-WF1, Class 1A1, 5.06%,
   6/26/35 (a) (b)                                    1,513             1,500
GE Capital Commercial Mortgage Corp.,
   Series 2000-1, Class A2, 6.50%,
   1/15/33                                            2,561             2,624
Global Signal Trust, Series 2006-1,
   Class D, 6.05%, 2/15/36 (b)                        3,000             2,915

                                    CONTINUED

INTERMEDIATE BOND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
GS Mortgage Securities Corp. II,
   Series 2004-C1, Class B, 4.46%,
   10/10/28                                    $      2,740      $      2,656
GS Mortgage Securities Corp. II,
   Series 2004-C1, Class C, 4.52%,
   10/10/28                                           4,093             3,937
Homebanc Mortgage Trust, Series
   2004-1, Class 2M2, 6.47%, 8/25/29 (a)                472               472
Homebanc Mortgage Trust, Series
   2006-1, Class 2A1, 5.99%, 4/25/37 (a)              3,732             3,773
JP Morgan Alternative Loan Trust,
   Series 2005-S1, Class 1A2, 5.50%,
   12/25/35                                           2,044             2,025
JP Morgan Alternative Loan Trust,
   Series 2006-A4, Class A7, 6.30%,
   9/25/36                                            5,000             5,046
JP Morgan Alternative Loan Trust,
   Series 2006-A4, Class A9, 6.30%,
   9/25/36                                            4,044             4,089
JP Morgan Alternative Loan Trust,
   Series 2006-A5, Class 2A6, 5.80%,
   10/25/36                                           5,640             5,607
JP Morgan Alternative Loan Trust,
   Series 2006-S1, Class 1A18, 6.00%,
   3/25/36                                            3,920             3,917
JP Morgan Alternative Loan Trust,
   Series 2006-S2, Class A3, 5.92%,
   5/25/36                                            4,730             4,697
JP Morgan Alternative Loan Trust,
   Series 2006-S3, Class A3A, 6.00%,
   8/25/36                                            4,529             4,510
JP Morgan Alternative Loan Trust,
   Series 2006-S3, Class A7, 6.24%,
   8/25/36                                            5,245             5,303
JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2001-C1,
   Class A3, 5.86%, 10/12/35                          3,390             3,417
JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2003-CB6,
   Class A2, 5.26%, 7/12/37                           4,460             4,368
JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2003-LN1,
   Class A2, 4.92%, 10/15/37 (a)                      6,680             6,413
JP Morgan Mortgage Acquisition Corp.,
   Series 2006-WF1, Class A4, 6.13%,
   7/25/36                                            3,191             3,193
JP Morgan Mortgage Acquisition Corp.,
   Series 2006-WF1, Class A5, 6.41%,
   7/25/36                                            4,286             4,290
JP Morgan Mortgage Trust, Series
   2005-A1, Class 3A4, 5.03%, 2/25/35 (a)             6,218             5,963
JP Morgan Mortgage Trust, Series
   2005-A2, Class 5A1, 4.35%, 4/25/35 (a)             3,734             3,623
JP Morgan Mortgage Trust, Series
   2005-A3, Class 11A1, 4.49%,
   6/25/35 (a)                                        3,879             3,773
JP Morgan Mortgage Trust, Series
   2006-A2, Class 3A2, 5.68%,
   4/25/36 (a)                                        4,726             4,671

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
JP Morgan Mortgage Trust, Series
   2006-A7, Class 3A2, 5.95%,
   1/25/37 (a) (d)                             $      5,075      $      5,095
JP Morgan Mortgage Trust, Series
   2007-A2, Class 3A3, 5.87%,
   4/25/37 (a)                                        4,900             4,943
LB-UBS Commercial Mortgage Trust,
   Series 2003-C8, Class A4, 5.12%,
   11/15/32 (a)                                       2,924             2,841
Morgan Stanley Capital I, Series
   2005-IQ10, Class AJ, 5.29%,
   9/15/42 (a)                                        2,759             2,642
Nomura Asset Acceptance Corp., Series
   2004-AR4, Class 1A2, 4.90%,
   12/25/34 (a)                                       1,037             1,031
Nomura Asset Acceptance Corp., Series
   2005-AR1, Class 1A2, 5.34%,
   2/25/35 (a)                                        2,056             2,049
Nomura Asset Acceptance Corp., Series
   2005-AR2, Class 2A2, 5.55%,
   5/25/35 (a)                                        1,477             1,477
Nomura Asset Acceptance Corp., Series
   2005-AR3, Class 3A2, 5.65%,
   7/25/35 (a)                                        2,146             2,153
Nomura Asset Acceptance Corp., Series
   2005-AR5, Class 2A2, 5.63%,
   10/25/35 (a)                                       1,527             1,529
Nomura Asset Acceptance Corp., Series
   2006-AF1, Class 3A2, 6.62%,
   6/25/36 (a)                                        2,697             2,748
Nomura Asset Securities Corp., Series
   1998-D6, Class A2, 6.79%, 3/15/30 (a)              1,000             1,066
Nomura Asset Securities Corp., Series
   1998-D6, Class A4, 7.37%, 3/15/30 (a)              1,600             1,751
Restructured Assets Certificates,
   Series 2006-9, Class P, 6.00%,
   3/23/27 (a) (b) (d) (e)                            3,250             3,250
Salomon Brothers Mortgage Securities
   VII, Inc., Series 2002-KEY2, Class
   A3, 4.87%, 3/18/36                                 2,270             2,202
Salomon Brothers Mortgage Securities
   VII, Inc., Series 2002-KEY2, Class C,
   5.05%, 3/18/36                                     1,417             1,379
SBA CMBS Trust, Series 2006-1A, Class
   D, 5.85%, 11/15/36 (b)                             3,100             3,010
SBA CMBS Trust, Series 2006-1A, Class
   E, 6.17%, 11/15/36 (b)                             1,350             1,290
Squared CDO, Ltd., Series 2007-1A,
   Class B, 7.36%, 5/11/57 (a) (b) (d)                4,000             3,745
Suntrust Alternative Loan Trust,
   Series 2005-1F, Class B3, 6.07%,
   12/25/35 (a) (d)                                   1,792             1,304
Wells Fargo Mortgage Backed
   Securities Trust, Series 2003-N,
   Class 2A3, 4.75%, 12/25/33 (a)                     2,545             2,470
                                                                 ------------

TOTAL MORTGAGE-BACKED SECURITIES                                      219,373
                                                                 ------------

                                    CONTINUED

                                                               INTERMEDIATE BOND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
U.S. GOVERNMENT AGENCIES (19.5%)
FANNIE MAE (2.6%)
6.25%, 1/25/08                                 $        123      $        123
5.20%, 11/20/09                                       2,350             2,344
5.33%, 1/29/10                                        1,000               999
5.50%, 11/9/11                                        2,345             2,345
5.65%, 4/10/13                                        4,675             4,671
5.50%, 12/25/20                                       2,707             2,683
5.18%, 8/1/34 (a)                                       123               121
                                                                 ------------
                                                                       13,286
                                                                 ------------
FEDERAL FARM CREDIT BANK (0.5%)
5.15%, 12/20/11                                       2,425             2,414
                                                                 ------------

FEDERAL HOME LOAN BANK (1.1%)
5.73%, 12/28/09                                       5,000             5,006
5.13%, 11/15/10                                         830               828
                                                                 ------------
                                                                        5,834
                                                                 ------------
FEDERAL HOME LOAN BANK SYSTEM (0.4%)
5.40%, 1/25/10                                        2,000             1,999
                                                                 ------------

FREDDIE MAC (8.2%)
5.25%, 10/6/11                                        2,690             2,673
5.25%, 12/14/11                                       2,000             1,992
5.00%, 8/15/12                                        2,275             2,261
4.65%, 10/10/13                                       1,300             1,251
4.00%, 1/15/17                                        3,500             3,317
6.00%, 12/15/21                                       4,804             4,855
6.50%, 5/15/34 (a)                                    1,038             1,054
5.50%, 3/15/35                                        2,735             2,661
5.83%, 10/1/36 (a)                                    2,683             2,673
6.11%, 1/1/37 (a)                                     5,888             5,875
6.12%, 2/1/37 (a)                                     5,740             5,722
5.94%, 3/1/37 (a)                                     6,924             6,956
                                                                 ------------
                                                                       41,290
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION (6.7%)
9.50%, 12/15/09                                         578               594
5.30%, 7/16/28 (a)                                    3,000             2,971
4.82%, 10/16/29 (a)                                   2,660             2,597
5.32%, 8/16/30 (a)                                    2,560             2,542
5.03%, 11/16/33 (a)                                   5,640             5,397
4.42%, 5/16/34                                       10,250             9,822
0.95%, 6/17/45, , IO (a)                             10,426               548
0.52%, 3/16/46, , IO (a)                             13,848               564
0.57%, 4/16/46, , IO (a)                             24,770               945
0.80%, 5/16/46, , IO (a)                             19,757             1,089
0.91%, 8/16/46, , IO (a)                              9,912               577
1.06%, 2/16/48, , IO (a)                             54,561             3,102
1.07%, 6/16/49, , IO (a)                             45,500             2,997
                                                                 ------------
                                                                       33,745
                                                                 ------------

TOTAL U.S. GOVERNMENT AGENCIES                                         98,568
                                                                 ------------

                                    CONTINUED

                                                SHARES OR
                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
U.S. TREASURY OBLIGATIONS (13.3%)
U.S. TREASURY INFLATION PROTECTED
SECURITIES (f) (1.6%)
2.00%, 1/15/14                                 $      8,186      $      7,953
                                                                 ------------

U.S. TREASURY NOTES (11.7%)
4.50%, 5/15/10                                       15,000            14,982
4.75%, 5/31/12                                       13,000            13,079
4.00%, 2/15/14                                        7,225             6,946
4.50%, 5/15/17                                       24,700            24,173
                                                                 ------------
                                                                       59,180
                                                                 ------------

TOTAL U.S. TREASURY OBLIGATIONS                                        67,133
                                                                 ------------

INVESTMENTS IN AFFILIATES (c) (0.7%)
Fifth Third Institutional Money
   Market Fund                                    3,582,068             3,582
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                         3,582
                                                                 ------------

TOTAL INVESTMENTS (COST $503,432) - 99.2%                             500,348

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%                            3,946
                                                                 ------------

NET ASSETS - 100.0%                                              $    504,294
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) Securities were fair valued at July 31, 2007 using procedures approved by the Board of Trustees.

(e)   Rate reflected is an investment rate of return.

(f) Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(g) Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

The following abbreviation is used in the Schedule of Portfolio Investments:

IO - Interest Only

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

SHORT TERM BOND
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
ASSET-BACKED SECURITIES (18.2%)
Banc of America Securities Auto
   Trust, Series 2005-WF1, Class A4,
   4.08%, 4/18/10                              $      3,000      $      2,966
Bank One Issuance Trust, Series
   2004-A1, Class A1, 3.45%, 10/17/11                   810               791
Bay View Auto Trust, Series 2005-LJ2,
   Class A4, 4.55%, 2/25/14                           2,000             1,984
Capital One Auto Finance Trust,
   Series 2006-C, Class A3A, 5.07%,
   7/15/11                                            2,000             1,997
CNH Equipment Trust, Series 2005-A,
   Class A3, 4.02%, 4/15/09                             756               753
GE Capital Credit Card Master Note
   Trust, Series 2005-3, Class A, 4.13%,
   6/15/13                                            2,000             1,949
GMAC Mortgage Corp. Loan Trust,
   Series 2004-HE2, Class A3, 4.24%,
   10/25/33 (a)                                       4,170             4,095
GMAC Mortgage Corp. Loan Trust,
   Series 2005-HE2, Class A3, 4.62%,
   11/25/35                                           2,143             2,123
GMAC Mortgage Corp. Loan Trust,
   Series 2006-HE2, Class A2, 6.18%,
   5/25/36                                            3,000             3,008
Harley-Davidson Motorcycle Trust,
   Series 2004-2, Class B, 2.96%, 2/15/12               748               733
Harley-Davidson Motorcycle Trust,
   Series 2006-2, Class A2, 5.35%,
   3/15/13                                            3,305             3,318
Hertz Vehicle Financing LLC, Series
   2005-2A, Class A2, 4.93%, 2/25/10 (b)              3,375             3,361
Hyundai Auto Receivables Trust,
   Series 2005-A, Class A4, 4.18%,
   2/15/12                                            3,000             2,951
Long Beach Auto Receivables Trust,
   Series 2005-B, Class A3, 4.41%,
   5/15/10                                            2,043             2,036
MBNA Master Credit Card Trust, Series
   1999-B, Class A, 5.90%, 8/15/11                    3,000             3,040
Navistar Financial Corp. Owner Trust,
   Series 2003-B, Class A4, 3.25%,
   10/15/10                                           3,056             3,030
Navistar Financial Corp. Owner Trust,
   Series 2003-B, Class B, 3.79%,
   10/15/10                                             605               599
Nissan Auto Lease Trust, Series
   2006-A, Class A4, 5.10%, 7/16/12                   4,000             3,994
Nordstrom Private Label Credit Card
   Master Note Trust, Series 2007-1A,
   Class A, 4.92%, 5/15/13 (b)                        3,000             2,985
SVO VOI Mortgage Corp., Series
   2005-AA, Class A, 5.25%,
   2/20/21 (b)(d)                                     1,223             1,205
Wachovia Auto Owner Trust, Series
   2005-A, Class A4, 4.23%, 11/21/11                  3,500             3,459
                                                                 ------------

TOTAL ASSET-BACKED SECURITIES                                          50,377
                                                                 ------------

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
CORPORATE BONDS (11.7%)
Bear Stearns Cos., Inc. (The), 7.63%,
   12/7/09                                     $      2,500      $      2,603
CenterPoint Energy Resources Corp.,
   6.50%, 2/1/08                                      1,600             1,608
General Electric Capital Corp.,
   5.25%, 10/27/09                                    6,000             6,013
Goldman Sachs Group, Inc. (The),
   6.65%, 5/15/09                                     3,000             3,064
HSBC Bank USA NA, 3.88%, 9/15/09                      3,000             2,909
HSBC Finance Corp., 4.75%, 5/15/09                    3,000             2,969
International Lease Finance Corp.,
   4.75%, 7/1/09                                      3,000             2,967
Lehman Brothers Holdings, Inc.,
   4.25%, 1/27/10                                     3,000             2,937
Protective Life Secured Trusts,
   3.70%, 11/24/08                                    1,590             1,550
Wachovia Corp., 4.38%, 6/1/10                         3,000             2,929
Wells Fargo & Co., 4.20%, 1/15/10                     3,000             2,934
                                                                 ------------

TOTAL CORPORATE BONDS                                                  32,483
                                                                 ------------

FOREIGN BONDS (3.4%)
Australian Gas Light Co., Ltd.,
   6.40%, 4/15/08 (b)                                 3,210             3,222
BP Capital Markets PLC, 4.88%,
   3/15/10                                            3,000             2,986
DaimlerChrysler NA Holding Corp.,
   4.75%, 1/15/08                                     1,500             1,494
Korea Electric Power Corp., 4.25%,
   9/12/07 (b)                                          810               809
Pemex Finance, Ltd., Series 1999,
   Class NT, 9.69%, 8/15/09                             365               379
Telecom Italia Capital SA, Series A,
   4.00%, 11/15/08                                      650               637
                                                                 ------------

TOTAL FOREIGN BONDS                                                     9,527
                                                                 ------------

MORTGAGE-BACKED SECURITIES (32.3%)
Banc of America Commercial Mortgage,
   Inc., Series 2004-4, Class A3, 4.13%,
   7/10/42                                            2,500             2,440
Banc of America Mortgage Securities,
   Inc., Series 2004-F, Class 2A6,
   4.14%, 7/25/34 (a)                                 2,500             2,453
Banc of America Mortgage Securities,
   Inc., Series 2004-F, Class 2A7,
   4.14%, 7/25/34 (a)                                 3,089             3,033
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2004-1, Class 13A3,
   4.79%, 4/25/34 (a)                                 2,881             2,864
Bear Stearns Adjustable Rate Mortgage
   Trust, Series 2005-4, Class 2A2,
   4.57%, 8/25/35 (a)                                 3,000             2,943
Bear Stearns Asset Backed Securities
   Trust, Series 2003-AC7, Class A2,
   5.25%, 1/25/34                                     1,263             1,236

                                    CONTINUED

                                                                 SHORT TERM BOND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
Bear Stearns Commercial Mortgage
   Securities, Series 2000-WF2, Class
   A1, 7.11%, 10/15/32                         $      1,213      $      1,219
Chase Commercial Mortgage Securities
   Corp., Series 1997-2, Class D, 6.60%,
   12/19/29                                           2,400             2,398
Chase Mortgage Finance Corp., Series
   2005-A1, Class 2A2, 5.24%,
   12/25/35 (a)                                       2,780             2,763
Countrywide Alternative Loan Trust,
   Series 2004-2CB, Class 1A1, 4.25%,
   3/25/34                                            1,691             1,653
Countrywide Alternative Loan Trust,
   Series 2005-14, Class 1A1, 3.30%,
   5/25/35 (a)                                        1,837             1,819
Countrywide Home Loan Mortgage Pass
   Through Trust, Series 2004-HYB5,
   Class 4A1, 5.01%, 4/20/35 (a)                      2,087             2,092
CS First Boston Mortgage Securities
   Corp., Series 2001-CK6, Class A2,
   6.10%, 8/15/36                                     1,019             1,021
CS First Boston Mortgage Securities
   Corp., Series 2004-C3, Class A3,
   4.30%, 7/15/36                                     2,500             2,448
GE Capital Commercial Mortgage Corp.,
   Series 2005-C1, Class A2, 4.35%,
   6/10/48                                            2,750             2,682
GMAC Commercial Mortgage Securities,
   Inc., Series 1999-C2, Class B, 7.14%,
   9/15/33                                            3,250             3,335
Greenwich Capital Commercial Funding
   Corp., Series 2004-GG1, Class A2,
   3.84%, 6/10/36                                        95                95
Greenwich Capital Commercial Funding
   Corp., Series 2005-GG3, Class A2,
   4.31%, 8/10/42                                     3,000             2,927
GS Mortgage Securities Corp. II,
   Series 2004-GG2, Class A3, 4.60%,
   8/10/38                                            2,500             2,463
Harborview Mortgage Loan Trust,
   Series 2004-5, Class 2A6, 3.94%,
   6/19/34 (a)                                        5,730             5,645
Homebanc Mortgage Trust, Series
   2004-2, Class A2, 5.77%, 12/25/34 (a)              1,568             1,571
Homebanc Mortgage Trust, Series
   2006-1, Class 1A1, 6.13%, 4/25/37 (a)              2,643             2,687
IMPAC Commercial Holdings, Inc.,
   Series 1998-C1, Class D, 7.58%,
   8/20/30                                            3,500             3,531
Indymac Index Mortgage Loan Trust,
   Series 2006-AR29, Class A2, 5.40%,
   11/25/36 (a)                                       1,094             1,094
JP Morgan Alternative Loan Trust,
   Series 2006-S2, Class A2, 5.81%,
   5/25/36                                            2,075             2,072

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MORTGAGE-BACKED SECURITIES, CONTINUED
JP Morgan Alternative Loan Trust,
   Series 2006-S3, Class A2A, 5.87%,
   8/25/36                                     $      3,000      $      2,987
JP Morgan Mortgage Trust, Series
   2005-A1, Class 3A3, 4.90%, 2/25/35                 2,496             2,458
JP Morgan Mortgage Trust, Series
   2005-A2, Class 5A1, 4.35%,
   4/25/35 (a)                                        2,268             2,200
JP Morgan Mortgage Trust, Series
   2005-A3, Class 7CA1, 5.11%,
   6/25/35 (a)                                        3,766             3,744
JP Morgan Mortgage Trust, Series
   2006-A4, Class 2A2, 5.82%,
   6/25/36 (a)                                        2,760             2,760
JP Morgan Mortgage Trust, Series
   2007-A2, Class 4A1M, 5.81%,
   4/25/37 (a)                                        2,864             2,854
Merrill Lynch Mortgage Investors,
   Inc., Series 2003-A1, Class 2A,
   4.53%, 12/25/32 (a)                                  354               360
Provident Funding Mortgage Loan
   Trust, Series 2005-2, Class 2A1A,
   4.70%, 10/25/35 (a)                                2,438             2,407
RAAC Series, Series 2005-SP1, Class
   2A2, 5.25%, 9/25/34                                2,372             2,333
Residential Funding Mortgage
   Securities I, Series 2007-SA1, Class
   1A1, 5.76%, 2/25/37 (a)                            4,225             4,242
WaMu Mortgage Pass Through
   Certificates, Series 2003-AR10, Class
   A4, 4.06%, 10/25/33 (a)                            1,353             1,345
Wells Fargo Mortgage Backed
   Securities Trust, Series 2005-AR10,
   Class 2A14, 4.11%, 6/25/35 (a)                     3,500             3,444
                                                                 ------------

TOTAL MORTGAGE-BACKED SECURITIES                                       89,618
                                                                 ------------

MUNICIPAL BONDS (0.2%)
OHIO (0.2%)
State Economic Enterprise, Series 3,
   4.05%, 3/1/11 (b)                                    650               631
                                                                 ------------

TOTAL MUNICIPAL BONDS                                                     631
                                                                 ------------

U.S. GOVERNMENT AGENCIES (25.3%)
FANNIE MAE (5.5%)
4.50%, 10/15/08                                       5,000             4,972
5.00%, 2/25/25                                        4,000             3,972
4.70%, 4/1/33 (a)                                     2,079             2,053
5.13%, 9/1/34 (a)                                     2,566             2,566
4.96%, 4/1/35 (a)                                     1,750             1,733
                                                                 ------------
                                                                       15,296
                                                                 ------------

FANNIE MAE PREPAYMENT LINK NOTE (1.0%)
4.65%, 12/25/12                                       2,823             2,753
                                                                 ------------

                                    CONTINUED

SHORT TERM BOND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK (4.2%)
4.00%, 10/27/08                                $      4,220      $      4,170
5.00%, 9/18/09                                        4,500             4,507
4.75%, 10/25/10                                       2,900             2,858
                                                                 ------------
                                                                       11,535
                                                                 ------------
FREDDIE MAC (6.7%)
4.25%, 7/15/09                                        2,000             1,974
4.88%, 2/9/10                                         3,000             2,993
5.00%, 9/15/25                                        3,875             3,850
4.50%, 7/15/28                                        3,850             3,781
3.98%, 3/1/34 (a)                                     2,171             2,121
4.69%, 7/1/35 (a)                                     3,774             3,720
                                                                 ------------
                                                                       18,439
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION (7.9%)
2.87%, 2/16/20                                        4,174             4,083
6.11%, 11/16/21                                         310               312
3.27%, 1/16/23                                        2,274             2,204
5.99%, 2/16/24 (a)                                    1,617             1,632
3.72%, 12/16/26                                       3,234             3,150
4.00%, 5/16/27                                        2,372             2,308
4.29%, 1/16/30                                        2,919             2,868
4.09%, 8/16/30                                        2,210             2,113
3.95%, 11/16/30                                       3,458             3,359
                                                                 ------------
                                                                       22,029
                                                                 ------------

TOTAL U.S. GOVERNMENT AGENCIES                                         70,052
                                                                 ------------

U.S. TREASURY OBLIGATIONS (5.8%)
U.S. TREASURY NOTES (5.8%)
4.75%, 11/15/08                                       2,010             2,010
4.00%, 6/15/09                                        3,000             2,970
4.88%, 8/15/09                                        7,000             7,040
4.50%, 5/15/10                                        4,000             3,995
                                                                 ------------
                                                                       16,015
                                                                 ------------

TOTAL U.S. TREASURY OBLIGATIONS                                        16,015
                                                                 ------------

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
INVESTMENTS IN AFFILIATES (c) (4.3%)
Fifth Third Institutional Money
   Market Fund                                   11,840,381      $     11,840
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                        11,840
                                                                 ------------

TOTAL INVESTMENTS (COST $282,345) - 101.2%                            280,543

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%                         (3,331)
                                                                 ------------

NET ASSETS - 100.0%                                              $    277,212
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)   Investment is in Institutional Shares of underlying fund.

(d) Securities were fair valued at July 31, 2007 using procedures approved by the Board of Trustees.

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                            U.S. GOVERNMENT BOND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
U.S. GOVERNMENT AGENCIES (78.6%)
FANNIE MAE (11.0%)
6.25%, 1/25/08                                 $        252      $        251
4.32%, 1/1/35 (a)                                     2,106             2,075
5.57%, 8/25/44 (a)                                    1,015             1,016
                                                                 ------------
                                                                        3,342
                                                                 ------------
FANNIE MAE PREPAYMENT LINK NOTE (4.9%)
4.62%, 4/25/10                                          948               935
4.40%, 12/25/12                                         592               573
                                                                 ------------
                                                                        1,508
                                                                 ------------
FEDERAL HOME LOAN BANK SYSTEM (5.0%)
4.75%, 10/25/10                                         798               786
4.84%, 1/25/12                                          733               719
                                                                 ------------
                                                                        1,505
                                                                 ------------
FREDDIE MAC (24.8%)
5.50%, 7/15/10                                          931               931
4.00%, 12/15/21                                         198               197
1.88%, 7/15/32, IO (a)                               11,411               667
5.00%, 1/15/34                                        1,000               929
6.50%, 5/15/34 (a)                                      989             1,003
5.50%, 7/15/35                                        1,977             1,851
5.87%, 9/15/36 (a)                                    1,964             1,956
                                                                 ------------
                                                                        7,534
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION (21.9%)
3.59%, 11/16/17                                         353               346
3.96%, 9/16/21                                          645               633
3.27%, 1/16/23                                          687               666
4.39%, 5/16/23                                          785               774
5.50%, 2/20/31                                        2,000             2,000
5.50%, 12/20/32                                       1,000               964
5.50%, 11/20/33                                       1,000               949
0.95%, 6/17/45, IO (a)                                2,843               149
1.06%, 2/16/48, IO (a)                                3,307               188
                                                                 ------------
                                                                        6,669
                                                                 ------------
SMALL BUSINESS ADMINISTRATION (11.0%)
4.94%, 8/10/15                                        3,419             3,331
                                                                 ------------

TOTAL U.S. GOVERNMENT AGENCIES                                         23,889
                                                                 ------------

U.S. TREASURY OBLIGATIONS (1.0%)
U.S. TREASURY NOTES (1.0%)
4.50%, 11/15/10                                         300               300
                                                                 ------------

TOTAL U.S. TREASURY OBLIGATIONS                                           300
                                                                 ------------

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
INVESTMENTS IN AFFILIATES (b) (20.1%)
Fifth Third Institutional Government
   Money Market Fund                              6,112,940      $      6,113
                                                                 ------------

TOTAL INVESTMENTS IN AFFILIATES                                         6,113
                                                                 ------------

TOTAL INVESTMENTS (COST $30,771) - 99.7%                               30,302

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                               88
                                                                 ------------

NET ASSETS - 100.0%                                              $     30,390
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b)   Investment is in Institutional Shares of underlying fund.

The following abbreviation is used in the Schedule of Portfolio Investments:

IO - Interest Only

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL BOND
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS (84.8%)
ARIZONA (3.5%)
Mesa Street and Highway, FSA, 5.25%,
   7/1/23                                      $        600      $        667
Tucson Water, MBIA, 4.25%, 7/1/21,
   (Callable 7/1/16 @ 100)                            1,000               998
                                                                 ------------
                                                                        1,665
                                                                 ------------
CALIFORNIA (12.6%)
California Polytechnical Pomona
   Foundation, Inc., MBIA, 5.50%,
   2/1/20, (Prerefunded 2/1/11 @ 101)                   265               283
La Canada Unified School District,
   GO, Series A, MBIA, 5.50%, 8/1/24,
   (Callable 8/1/14 @ 100)                            1,000             1,084
Long Beach Community College
   District, GO, Series B, FGIC, 5.00%,
   5/1/30, (Callable 5/1/15 @ 100)                    1,000             1,038
Los Angeles Unified School District,
   GO, Series A-2, FGIC, 4.50%, 7/1/22,
   (Callable 7/1/17 @ 100)                            1,000             1,005
Placentia-Yorba Linda Unified School
   District, GO, Series B, FGIC, 5.38%,
   8/1/22, (Callable 8/1/14  @ 100)                   1,000             1,077
Sacramento County Sanitation
   District, Series A, 6.00%, 12/1/15,
   (Callable 12/1/10 @ 101)                             250               269
State Public Works Board, FGIC,
   5.25%, 11/1/19                                     1,020             1,119
                                                                 ------------
                                                                        5,875
                                                                 ------------
COLORADO (4.6%)
Denver City and County Airport,
   Series D, AMT, FSA, 5.00%, 11/15/08                1,020             1,035
Douglas County School District No
   Re-1, GO, FGIC, 5.75%, 12/15/21,
   (Callable 12/15/14 @ 100)                          1,000             1,099
                                                                 ------------
                                                                        2,134
                                                                 ------------
FLORIDA (2.3%)
Volusia County School Board, CP,
   Series A, FSA, 5.00%, 8/1/19,
   (Callable 8/1/15 @ 100)                            1,010             1,055
                                                                 ------------

ILLINOIS (6.8%)
Chicago Metropolitan Water
   Reclamation District-Greater Chicago
   Capital Improvements, GO, ETM, 7.25%,
   12/1/12                                              500               580
City of Chicago Single Family
   Mortgage, Series A, AMT, GNMA-FNMA,
   4.70%, 10/1/17, (Callable
   4/1/09 @ 102)                                        145               146
Development Finance Authority,
   Elmhurst Community School, FSA,
   6.38%, 1/1/17, (Prerefunded
   1/1/11 @ 100)                                      1,700             1,837

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
ILLINOIS, CONTINUED
Finance Authority Metropolis Project,
   5.00%, 12/1/14, (Callable
   12/1/13 @ 100)                              $        300      $        307
State of Illinois, GO, FGIC, 5.88%,
   10/1/17, (Callable 10/1/09 @ 100)                    300               312
                                                                 ------------
                                                                        3,182
                                                                 ------------
IOWA (4.7%)
Finance Authority, Drake University
   Project, MBIA, 6.50%, 12/1/11                      2,055             2,207
                                                                 ------------

KANSAS (3.9%)
Geary County Unified School District
   No 475, GO, MBIA, 5.25%, 9/1/17,
   (Callable 9/1/15 @ 100)                            1,675             1,823
                                                                 ------------

LOUISIANA (2.3%)
State Citizens Property Insurance
   Corp., Series B, AMBAC, 5.00%,
   6/1/18, (Callable 6/1/16 @ 100)                    1,000             1,052
                                                                 ------------

MICHIGAN (7.8%)
Detroit Water Supply System, Series
   A, FSA, 5.00%, 7/1/16                              1,000             1,068
Higher Education Student Loan
   Authority, AMT, Series XII-W, AMBAC,
   4.75%, 3/1/09                                      1,000             1,013
State Hospital Finance Authority,
   Henry Ford Health System, 5.00%,
   11/15/20, (Callable 11/15/16 @ 100)                  500               514
Strategic Fund, Hope Network Project,
   Series B, 5.13%, 9/1/13, (LOC: First
   of America Bank), (Callable
   9/1/08 @ 102)                                      1,000             1,031
                                                                 ------------
                                                                        3,626
                                                                 ------------
MINNESOTA (2.2%)
State Municipal Power Agency, 5.00%,
   10/1/30, (Callable 10/1/15 @ 100)                  1,000             1,023
                                                                 ------------

NEBRASKA (3.4%)
City of Omaha, GO, Series A, ETM,
   6.50%, 12/1/13                                     1,365             1,563
                                                                 ------------

NEW MEXICO (1.8%)
Mortgage Finance Authority, Single
   Family Mortgage, AMT,
   GNMA-FNMA-FHLMC, 5.50%,
   7/1/36, (Callable 1/1/15 @ 102) (a)                  765               819
                                                                 ------------

NEW YORK (2.2%)
State Housing Finance Agency,
   Economic Development and Housing,
   Series A, 5.00%, 9/15/23, (Callable
   9/15/15 @ 100)                                     1,000             1,045
                                                                 ------------

                                    CONTINUED

                                                                  MUNICIPAL BOND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
OHIO (5.9%)
County of Cuyahoga Capital
   Improvements, GO, 5.25%, 12/1/18,
   (Callable 12/1/14 @ 100)                    $      1,500      $      1,610
State of Ohio, Common Schools, GO,
   Series D, 5.50%, 9/15/19                           1,000             1,120
                                                                 ------------
                                                                        2,730
                                                                 ------------
OKLAHOMA (1.7%)
Tulsa International Airport,
   Improvement Trust, Series B, AMT,
   FGIC, 5.50%, 6/1/10                                  770               787
                                                                 ------------

OREGON (2.3%)
Sunrise Water Authority, FSA, 5.25%,
   3/1/24, (Callable 3/1/14 @ 100)                    1,000             1,062
                                                                 ------------

PENNSYLVANIA (5.7%)
Central Dauphin School District, GO,
   MBIA, 6.75%, 2/1/24, (Prerefunded
   2/1/16 @ 100)                                      1,000             1,194
Higher Educational Facilities
   Authority, Widner University, 3.85%,
   7/15/13                                              430               411
Lancaster Higher Education Authority,
   Franklin and Marshall College, 5.00%,
   4/15/25, (Callable 4/15/16 @ 100)                  1,000             1,038
                                                                 ------------
                                                                        2,643
                                                                 ------------
PUERTO RICO (4.5%)
Commonwealth of Puerto Rico, GO,
   Series A, 5.00%, 7/1/30, (Mandatory
   Put 7/1/12 @ 100) (a)                              1,000             1,033
Public Buildings Authority, Series I,
   5.50%, 7/1/23, (Callable 7/1/14 @ 100)             1,000             1,071
                                                                 ------------
                                                                        2,104
                                                                 ------------
TENNESSEE (2.2%)
Energy Acquisition Corp., Series A,
   5.00%, 9/1/15                                      1,000             1,032
                                                                 ------------

TEXAS (2.2%)
State Public Finance Authority,
   Series A, ACA, 5.00%, 2/15/28,
   (Callable 2/15/14 @ 100)                           1,000             1,005
                                                                 ------------

WASHINGTON (2.2%)
Metropolitan Park District of Tacoma,
   GO, FGIC, 5.00%, 12/1/22, (Callable
   12/1/15 @ 100)                                     1,000             1,041
                                                                 ------------

TOTAL MUNICIPAL BONDS                                                  39,473
                                                                 ------------

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL DEMAND NOTES(c) (13.5%)
COLORADO (4.5%)
National Jewish Educational &
   Cultural Facilities Authority, 3.70%,
   8/1/07, (LOC: National City Bank) (a)       $      2,100      $      2,100
                                                                 ------------

KENTUCKY (0.4%)
Shelby County Lease Program, Series
   A, 3.70%, 8/1/07, (LOC: U.S.
   Bank NA) (a)                                         200               200
                                                                 ------------

NEW MEXICO (3.4%)
Farmington Pollution Control Revenue,
   Series C, AMT, 3.69%, 8/1/07,
   (LOC: Barclays Bank PLC) (a)                       1,600             1,600
                                                                 ------------

NORTH CAROLINA (1.7%)
Capital Facilities Finance Agency,
   AMT, 3.75%, 8/1/07, (LOC: SunTrust
   Bank) (a)                                            800               800
                                                                 ------------

OHIO (2.6%)
Air Quality Development Authority,
   Pollution Control, AMT, 3.70%,
   8/1/07, (LOC: Wachovia Bank NA) (a)                1,200             1,200
                                                                 ------------

SOUTH DAKOTA (0.9%)
County of Lawrence Solid Waste
   Disposal, Series A, AMT, 3.73%,
   8/1/07, (LOC: JP Morgan
   Chase Bank) (a)                                      400               400
                                                                 ------------

TOTAL MUNICIPAL DEMAND NOTES                                            6,300
                                                                 ------------

                                                  SHARES
                                               ------------
MONEY MARKETS(b) (0.5%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio                                            108                --#
Dreyfus Tax Exempt Cash
Management Fund                                         181                --#
Goldman Sachs Financial Square
   Tax-Free Money Market Fund                       228,862               230
Merrill Lynch Institutional
   Tax-Exempt Fund                                      403                --#
                                                                 ------------

TOTAL MONEY MARKETS                                                       230
                                                                 ------------

TOTAL INVESTMENTS (COST $45,245) - 98.8%                               46,003

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2%                              541
                                                                 ------------

NET ASSETS - 100.0%                                              $     46,544
                                                                 ============

                                    CONTINUED

MUNICIPAL BOND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

#     Amount is less than $500.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b)   Investment is in Institutional Shares of underlying fund/portfolio.

(c)   Maturity date is next call date.

The following abbreviations are used in the Schedule of Portfolio Investments:

ACA - American Capital Access Holding Ltd.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax Paper
CP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FSA -  Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                     INTERMEDIATE MUNICIPAL BOND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS (97.1%)
ALABAMA (4.9%)
Birmingham Baptist Medical Centers
   Special Care Facilities Financing
   Authority, Series A, 5.00%, 11/15/14        $      4,000      $      4,080
County of Mobile, GO, FSA, 5.25%,
   8/1/17, (Callable 8/1/14 @ 100) (c)                3,080             3,317
                                                                 ------------
                                                                        7,397
                                                                 ------------
ALASKA (1.3%)
State of Alaska, Sport Fishing, CIFG,
   4.25%, 4/1/15                                      1,000             1,009
State of Alaska, Sport Fishing, CIFG,
   4.38%, 4/1/16                                      1,000             1,015
                                                                 ------------
                                                                        2,024
                                                                 ------------
ARIZONA (5.2%)
City of Tempe Performing Arts Center,
   AMBAC, 5.25%, 7/1/17, (Callable
   7/1/14 @ 100) (c)                                  2,000             2,153
Health Facilities Authority, Phoenix
   Children's Hospital, 4.46%, 2/1/42,
   (Mandatory Put 2/2/15 @ 100) (a)                   1,000             1,010
Mesa Street and Highway, FGIC, 6.25%,
   7/1/12                                             1,000             1,105
Mesa Street and Highway, FGIC, 6.25%,
   7/1/13, (Prerefunded 7/1/11 @ 100)                 1,000             1,088
Pinal County Industrial Development
   Authority, Florence West Prison LLC
   Project, ACA, 5.25%, 10/1/12                         220               228
Tucson Street and Highway, Series
   1994-E, FGIC, 6.75%, 7/1/13                        2,000             2,299
                                                                 ------------
                                                                        7,883
                                                                 ------------
ARKANSAS (0.7%)
University of Arkansas, FGIC, 5.00%,
   3/1/16                                             1,000             1,064
                                                                 ------------

CALIFORNIA (2.3%)
Chaffey Community College District,
   GO, Series C, MBIA, 5.42%, 6/1/16 **                 750               518
La Canada Unified School District,
   GO, Series A, MBIA, 5.50%, 8/1/24,
   (Callable 8/1/14 @ 100)                              375               407
Placentia-Yorba Linda Unified School
   District, GO, Series B, FGIC, 5.38%,
   8/1/22, (Callable 8/1/14  @ 100)                     675               727
State of California, GO, 5.00%,
   3/1/21, (Callable 3/1/16 @ 100)                    1,725             1,797
                                                                 ------------
                                                                        3,449
                                                                 ------------
COLORADO (4.6%)
El Paso County School District No 38,
   GO, 6.38%, 12/1/18, (Prerefunded
   12/1/10 @ 100)                                     1,005             1,085
State Department of Corrections,
   State Penitentiary II Project, CP,
   AMBAC, 5.00%, 3/1/17, (Callable
   3/1/16 @ 100)                                      4,000             4,249

                                    CONTINUED

                                                     INTERMEDIATE MUNICIPAL BOND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
COLORADO, CONTINUED
Summit County School District No
   Re001, GO, FSA, 5.75%, 12/1/12,
   (Callable 12/1/11 @ 100)                    $      1,465      $      1,579
                                                                 ------------
                                                                        6,913
                                                                 ------------
FLORIDA (0.3%)
City of Pembroke Pines, GO, MBIA,
   4.00%, 9/1/15                                        185               185
City of Pembroke Pines, GO, MBIA,
   4.13%, 9/1/16                                        250               251
                                                                 ------------
                                                                          436
                                                                 ------------
HAWAII (2.0%)
State of Hawaii Airports, Series B,
   AMT, FGIC, 8.00%, 7/1/10                           2,000             2,219
State of Hawaii Highways, FSA, 5.50%,
   7/1/10                                               765               800
                                                                 ------------
                                                                        3,019
                                                                 ------------
ILLINOIS (4.2%)
Chicago Metropolitan Water
   Reclamation District-Greater Chicago
   Capital Improvements, GO, ETM,
   5.50%, 12/1/10                                     3,000             3,158
Educational Facilities Authority, The
   Art Institute of Chicago, 4.13%,
   3/1/30, (Mandatory Put
   3/1/13 @ 100) (a)                                  1,000               989
Finance Authority, Depaul University,
   Series C, 5.00%, 10/1/07                             200               200
Finance Authority, Metropolis
   Project, 4.75%, 12/1/10                              200               202
Finance Authority, Metropolis
   Project, 5.00%, 12/1/11                              250               255
Finance Authority, Metropolis
   Project, 5.00%, 12/1/12                              275               281
Finance Authority, Metropolis
   Project, 5.00%, 12/1/13                              275               282
Finance Authority, Metropolis
   Project, AMBAC, 4.30%, 6/1/35,
   (Mandatory Put 6/1/16 @100) (a)                    1,000             1,005
                                                                 ------------
                                                                        6,372
                                                                 ------------
INDIANA (5.6%)
Fort Wayne International Airport
   Building Corp., Series B, AMT, XLCA,
   5.00%, 7/1/12                                      1,615             1,676
Fort Wayne International Airport
   Building Corp., Series B, AMT, XLCA,
   5.00%, 7/1/13                                      1,695             1,763
Health & Educational Facilities
   Financing Authority, Clarian Health
   Obligation Group, 5.00%, 2/15/16                     500               515
Health & Educational Facilities
   Financing Authority, Clarian Health
   Obligation Group, 5.00%, 2/15/19,
   (Callable 2/15/16 @ 100)                           1,000             1,022

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
INDIANA, CONTINUED
Municipal Power Supply Agency, Series
   B, MBIA, 6.00%, 1/1/13                      $      3,000      $      3,300
State Finance Authority, Series A,
   5.00%, 2/1/15                                        250               266
                                                                 ------------
                                                                        8,542
                                                                 ------------
IOWA (0.1%)
Iowa State University, Science and
   Technology, 3.75%, 7/1/10                            140               140
                                                                 ------------

KENTUCKY (1.7%)
Area Development Districts, City of
   Versailles, CP, Series C, ETM, 2.70%,
   12/1/08                                              250               244
Area Development Districts, City of
   Versailles, CP, Series C, ETM, 3.00%,
   12/1/09                                              255               247
Area Development Districts, Lease
   Acquisition, 3.00%, 6/1/09,
   (LOC: Wachovia Bank NA)                              470               458
Housing Corp., Series A, AMT, 3.45%,
   1/1/10                                               275               272
Kenton County Airport Board, AMT,
   MBIA, 5.00%, 3/1/10                                  730               748
Munfordville Industrial Development,
   Louisville Bedding Co. Project, AMT,
   3.10%, 6/1/08, (LOC: Bank One NA)                    300               297
Munfordville Industrial Development,
   Louisville Bedding Co. Project, AMT,
   3.50%, 6/1/09, (LOC: Bank One NA)                    310               304
                                                                 ------------
                                                                        2,570
                                                                 ------------
LOUISIANA (3.0%)
Parish of East Baton Rouge, Series A,
   FSA, 5.00%, 2/1/18, (Callable
   2/1/16 @ 100)                                      3,000             3,163
Public Facilities Authority,
   Pennington Medical Foundation
   Project, 5.00%, 7/1/16                             1,000             1,027
State Citizens Property Insurance
   Corp., Series B, AMBAC, 5.00%,
   6/1/18, (Callable 6/1/16 @ 100)                      400               421
                                                                 ------------
                                                                        4,611
                                                                 ------------
MICHIGAN (14.3%)
Detroit Water Supply System, Series
   A, FSA, 5.00%, 7/1/16                                500               534
Higher Education Facilities
   Authority, Hope College Project,
   4.50%, 10/1/07                                       250               250
Higher Education Facilities
   Authority, Hope College Project,
   4.70%, 10/1/09                                       200               203
Higher Education Facilities
   Authority, Hope College Project,
   4.80%, 10/1/10, (Callable
   10/1/09 @ 100)                                       590               596

                                    CONTINUED

INTERMEDIATE MUNICIPAL BOND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
MICHIGAN, CONTINUED
Higher Education Student Loan
   Authority, AMT, Series XVII-I,
   AMBAC, 3.95%, 3/1/11                        $      1,000      $        980
Kent Hospital Finance Authority,
   Spectrum Health, Series A, 5.50%,
   1/15/13, (Prerefunded
   7/15/11 @ 101)                                       125               133
Kent Hospital Finance Authority,
   Spectrum Health, Series B, 5.00%,
   7/15/11                                            2,275             2,347
Montague Public School District, GO,
   5.50%, 5/1/12, (Callable
   11/1/11 @ 100)                                       430               458
Montague Public School District, GO,
   5.50%, 5/1/12, (Prerefunded
   11/1/11 @ 100)                                       575               612
State Building Authority, Police
   Communications, ETM, 5.50%,
   10/1/12                                              350               376
State Building Authority, Series I,
   AMBAC, 5.00%, 10/15/29, (Mandatory
   Put 10/15/11 @ 100) (a)                            1,500             1,562
State Hospital Finance Authority,
   Crittenton Hospital, Series A, 4.35%,
   3/1/09                                               500               502
State Hospital Finance Authority,
   Edward W. Sparrow Hospital, 5.25%,
   11/15/08                                           1,125             1,145
State Hospital Finance Authority,
   Edward W. Sparrow Hospital, 5.25%,
   11/15/09                                           1,165             1,192
State Hospital Finance Authority,
   Edward W. Sparrow Hospital, 5.00%,
   11/15/15                                             500               517
State Hospital Finance Authority,
   Henry Ford Health System, 5.00%,
   11/15/18, (Callable 11/15/16 @ 100)                  500               516
State Hospital Finance Authority,
   Holland Community Hospital,
   Series A, 5.00%, 1/1/15, (Callable
   1/1/14 @ 100)                                        505               522
State Hospital Finance Authority,
   Marquette General Hospital, 5.00%,
   5/15/13                                            1,505             1,536
State Hospital Finance Authority,
   Oakwood Healthcare System, 5.00%,
   7/15/15                                              500               515
State Housing Development Authority,
   Multi-Family, AMT, GNMA, 4.15%,
   4/20/11                                              320               319
State Housing Development Authority,
   Multi-Family, AMT, GNMA, 4.40%,
   4/20/13                                              175               175
 State Housing Development Authority,
   Series A, AMT, 3.95%, 12/1/12                        660               653

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
MICHIGAN, CONTINUED
State of Michigan, Trunk Line, Series
   A, 5.25%, 11/1/13                           $        600      $        642
Strategic Fund, International
   Project, 4.75%, 8/1/11 (c)                         2,240             2,275
Strategic Fund, International
   Project, 5.00%, 8/1/13                               820               846
Strategic Fund, Solid Waste
   Management Project, AMT, 4.63%,
   12/1/12                                            1,000               996
Wyandotte Electric, Series A, AMT,
   MBIA, 5.00%, 10/1/13                                 600               622
Wyandotte Electric, Series A, AMT,
   MBIA, 4.50%, 10/1/14                                 600               605
                                                                 ------------
                                                                       21,629
                                                                 ------------
MINNESOTA (2.9%)
Housing Finance Agency, Series A,
   AMT, 3.40%, 7/1/12 (a)                             1,335             1,272
Housing Finance Agency, Series F,
   AMT, 4.55%, 7/1/12, (Callable
   7/1/11 @ 100)                                      1,130             1,133
St Paul Housing & Redevelopment
   Authority, Smith Avenue Transit
   Center, 3.50%, 6/1/12, (Callable
   6/1/10 @ 100)                                      2,000             1,946
                                                                 ------------
                                                                        4,351
                                                                 ------------
MISSOURI (0.2%)
City of Brentwood, Brentwood Square
   Project, 4.13%, 5/1/11                               245               245
                                                                 ------------

NEBRASKA (1.4%)
Central Plains Energy Project, Series
   A, 5.00%, 12/1/15                                  1,000             1,033
Investment Finance Authority, Single
   Family Housing, Series C, AMT,
   3.75%, 9/1/11                                        235               231
Investment Finance Authority, Single
   Family Housing, Series C, AMT,
   3.85%, 3/1/12                                        140               137
Investment Finance Authority, Single
   Family Mortgage, Series D, AMT,
   GNMA-FNMA-FHLMC,
   4.10%, 9/1/10                                        275               271
Investment Finance Authority, Single
   Family Mortgage, Series D, AMT,
   GNMA-FNMA-FHLMC,
   4.25%, 9/1/11                                        395               393
                                                                 ------------
                                                                        2,065
                                                                 ------------
NEVADA (1.0%)
County of Clark, GO, FSA, 4.50%,
   6/1/17, (Callable 6/1/16 @ 100)                    1,325             1,361
Douglas County, Solid Waste Disposal,
   GO, AMT, MBIA, 3.00%, 12/1/07                        100               100
Douglas County, Solid Waste Disposal,
   GO, AMT, MBIA, 3.75%, 12/1/09                        100               100
                                                                 ------------
                                                                        1,561
                                                                 ------------

                                    CONTINUED

                                                     INTERMEDIATE MUNICIPAL BOND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
NEW JERSEY (2.5%)
State Turnpike Authority, Series A,
   ETM, MBIA, 6.00%, 1/1/13                    $      1,925      $      2,122
State Turnpike Authority, Series A,
   MBIA, 6.00%, 1/1/13                                  575               633
Transportation Trust Fund Authority,
   Series A, 5.25%, 12/15/19                          1,000             1,089
                                                                 ------------
                                                                        3,844
                                                                 ------------
NEW MEXICO (3.0%)
Mortgage Finance Authority, Single
   Family Mortgage, AMT,
   GNMA-FNMA-FHLMC, 4.05%, 7/1/26,
   (Callable 7/1/15 @ 100)                              650               649
Mortgage Finance Authority, Single
   Family Mortgage, AMT,
   GNMA-FNMA-FHLMC, 5.50%, 7/1/36,
   (Callable 1/1/15 @ 102) (a)                          815               872
Mortgage Finance Authority, Single
   Family Mortgage, Series A2, Class I,
   AMT, GNMA-FNMA-FHLMC, 3.90%,
   1/1/19, (Callable 1/1/16 @ 100)                      450               450
Mortgage Finance Authority, Single
   Family Mortgage, Series A2, Class I,
   AMT, GNMA-FNMA-FHLMC, 4.40%,
   1/1/27, (Callable 1/1/16 @ 100)                    2,000             1,992
Taos County, Educational
   Improvements, ETM, 3.88%, 10/1/11                    565               564
                                                                 ------------
                                                                        4,527
                                                                 ------------
OHIO (7.0%)
American Municipal Power-Ohio, Inc.,
   Series A, W/I, 5.00%, 2/1/12                       3,000             3,094
Berea, GO, 5.13%, 12/1/13                               935               959
County of Cuyahoga Capital
   Improvements, GO, 5.25%, 12/1/18,
   (Callable 12/1/14 @ 100)                             915               982
Housing Finance Agency, Residential
   Mortgage, AMT, GNMA-FNMA, 3.55%,
   3/1/10                                             1,000               984
Housing Finance Agency, Residential
   Mortgage, AMT, GNMA-FNMA, 3.70%,
   3/1/11                                             1,000               985
Housing Finance Agency, Residential
   Mortgage, AMT, GNMA-FNMA, 4.00%,
   3/1/14                                               500               494
State Economic Enterprise, Series 3,
   AMT, 4.08%, 6/1/13                                   465               460
State of Ohio, Common Schools, GO,
   Series D, 5.50%, 9/15/19                           1,200             1,343
University of Cincinnati, Series A,
   FSA, 5.00%, 6/1/20, (Callable
   6/1/16 @ 100)                                      1,175             1,241
                                                                 ------------
                                                                       10,542
                                                                 ------------

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
OKLAHOMA (0.3%)
Housing Finance Agency, Single Family
   Housing, AMT, GNMA-FNMA-
   FHLMC, 4.25%, 9/1/25,
   (Callable 9/1/15 @ 100)                     $        505      $        504
                                                                 ------------

OREGON (4.8%)
Clackamas County School Distrist No
   62C Oregon City, GO, FSA, 5.00%,
   6/15/16, (Callable 6/15/14 @ 100)                  5,020             5,309
State Department of Transportation,
   Series A, 5.25%, 11/15/16,
   (Prerefunded 11/15/14 @ 100)                       1,775             1,919
                                                                 ------------
                                                                        7,228
                                                                 ------------
PENNSYLVANIA (1.9%)
Allegheny County Airport Authority,
   AMT, FGIC, 5.00%, 1/1/16                           1,000             1,045
Higher Educational Facilties
   Authority, Widener University, 3.60%,
   7/15/11                                              250               240
Higher Educational Facilties
   Authority, Widener University, 3.75%,
   7/15/12                                              405               388
Lehigh Northampton Airport Authority,
   AMT, MBIA, 5.00%, 1/1/19, (Callable
   1/1/15 @ 100)                                      1,175             1,212
                                                                 ------------
                                                                        2,885
                                                                 ------------
PUERTO RICO (3.1%)
Commonwealth of Puerto Rico, GO,
   Series A, 5.25%, 7/1/22, (Callable
   7/1/16 @ 100)                                      1,000             1,061
Commonwealth of Puerto Rico, GO,
   Series A, 5.00%, 7/1/30, (Mandatory
   Put 7/1/12 @ 100) (a)                              2,000             2,067
Government Development Bank, Series
   C, AMT, 5.25%, 1/1/15                              1,500             1,576
                                                                 ------------
                                                                        4,704
                                                                 ------------
RHODE ISLAND (1.8%)
Depositors Economic Protection Corp.,
   Series A, ETM, MBIA, 5.88%, 8/1/11                 2,535             2,708
                                                                 ------------

SOUTH CAROLINA (0.6%)
Anderson County School District No 2,
   GO, Series B, 6.00%, 3/1/13,
   (Prerefunded 3/1/10 @ 101)                           890               946
                                                                 ------------

TENNESSEE (3.8%)
Energy Acquisition Corp., Series A,
   5.00%, 9/1/15                                      2,000             2,064
Housing Development Agency, Series A,
   4.00%, 7/1/10                                      1,100             1,097
Metropolitan Nashville Airport
   Authority, Series C, AMT, FGIC,
   5.38%, 7/1/14, (Callable
   7/1/08 @ 102)                                      2,570             2,649
                                                                 ------------
                                                                        5,810
                                                                 ------------

                                    CONTINUED

INTERMEDIATE MUNICIPAL BOND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
TEXAS (5.5%)
Aldine Independent School District,
   GO, PSF, W/I, 5.00%, 2/15/18,
    (Callable 2/15/17 @ 100)                   $      2,400      $      2,544
Dallas-Fort Worth International
   Airport Facilities Improvement Corp.,
   AMT, W/I, XLCA, 5.00%, 11/1/19,
   (Callable 11/1/14 @ 100)                           2,500             2,570
Dallas-Fort Worth International
   Airport Facilities Improvement Corp.,
   Series A, AMT, XLCA, 5.00%, 11/1/15,
   (Callable 11/1/09 @ 100)                           2,000             2,032
Municipal Power Agency, AMBAC, 4.00%,
   9/1/12, (Callable 9/1/07 @ 100)                      500               500
White Settlement Independent School
   District, GO, PSF, 5.35%, 8/15/15 **               1,000               711
                                                                 ------------
                                                                        8,357
                                                                 ------------
VIRGINIA (1.4%)
City of Richmond, GO, FGIC, 5.38%,
   7/15/13, (Prerefunded 7/15/11 @ 101)               2,000             2,132
                                                                 ------------

WASHINGTON (5.7%)
Energy Northwest Washington Electric,
   5.50%, 7/1/15                                      3,190             3,494
Grant County Public Utility District
   No 2 Priest Rapids, Series H, FSA,
   5.00%, 1/1/11 (c)                                  2,485             2,575
King County School District No 415
   Kent, GO, Series A, 5.55%, 12/1/11                 2,000             2,128
Yakima County, GO, AMBAC, 5.25%,
   12/1/16, (Callable 12/1/12 @ 100)                    425               449
                                                                 ------------
                                                                        8,646
                                                                 ------------

TOTAL MUNICIPAL BONDS                                                 147,104
                                                                 ------------

MUNICIPAL DEMAND NOTES(d) (7.1%)
FLORIDA (0.1%)
Alachua County Health Facilities
   Authority, 3.70%, 8/1/07,
   (LOC: Suntrust Bank) (a)                             200               200
                                                                 ------------

KENTUCKY (0.7%)
Breckinridge County Lease Program,
   3.70%, 8/1/07, (LOC: U.S. Bank NA) (a)               640               640
Economic Development Finance
   Authority, Republic Services, Inc.
   Project, AMT, 3.68%, 8/2/07,
   (LOC: Bank One NA) (a)                               400               400
                                                                 ------------
                                                                        1,040
                                                                 ------------
MICHIGAN (0.2%)
University of Michigan Hospital,
   Series A, 3.69%, 8/1/07 (a)                          300               300
                                                                 ------------

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL DEMAND NOTES, CONTINUED
NEW MEXICO (2.0%)
Farmington Pollution Control Revenue,
   Series C, AMT, 3.69%, 8/1/07,
   (LOC: Barclays Bank PLC) (a)                $      3,000      $      3,000
                                                                 ------------

OHIO (0.7%)
Air Quality Development Authority,
   Pollution Control, 3.70%, 8/1/07,
   (LOC: Wachovia Bank NA) (a)                          200               200
Air Quality Development Authority,
   Pollution Control, AMT, 3.70%,
   8/1/07, (LOC: Wachovia Bank NA) (a)                  950               950
                                                                 ------------
                                                                        1,150
                                                                 ------------
OREGON (1.7%)
State of Oregon, Newsprint Project,
   Series 197, AMT, 3.75%, 8/1/07,
   (LOC: Toronto Dominion Bank
   (The)) (a)                                         2,600             2,600
                                                                 ------------

SOUTH DAKOTA (0.8%)
County of Lawrence Solid Waste
   Disposal, Series A, AMT, 3.73%,
   8/1/07, (LOC: JP Morgan Chase
   Bank) (a)                                          1,200             1,200
                                                                 ------------

TENNESSEE (0.9%)
Clarksville Public Building
   Authority, 3.67%, 8/1/07,
   (LOC: Bank of America NA) (a)                      1,300             1,300
                                                                 ------------

TOTAL MUNICIPAL DEMAND NOTES                                           10,790
                                                                 ------------

                                                  SHARES
                                               ------------
MONEY MARKETS (b) (0.2%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio                                            108                --#
Dreyfus Tax Exempt Cash Management                      605                 1
Goldman Sachs Financial Square
   Tax-Free Money Market Fund                       356,352               356
Merrill Lynch Institutional
   Tax-Exempt Fund                                       78                --#
                                                                 ------------

TOTAL MONEY MARKETS                                                       357
                                                                 ------------

TOTAL INVESTMENTS (COST $156,610) - 104.4%                            158,251

LIABILITIES IN EXCESS OF OTHER ASSETS - (4.4)%                         (6,738)
                                                                 ------------

NET ASSETS - 100.0%                                              $    151,513
                                                                 ============

                                    CONTINUED

INTERMEDIATE MUNICIPAL BOND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

**    Rate represents the effective yield at purchase.

#     Amount is less than $500.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b)   Investment is in Institutional Shares of underlying fund/portfolio.

(c) All or part of this security has been designated as collateral for when issued or delayed delivery transactions.

(d)   Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Portfolio Investments:

ACA - American Capital Access Holding Ltd.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax Paper
CIFG - CDC IXIS Financial Guaranty Services, Inc.
CP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
PSF - Public School Fund
W/I - When Issued
XLCA - XL Capital Assurance

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                                             OHIO MUNICIPAL BOND
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS (100.6%)
COLORADO (1.7%)
Denver City & County Airport System,
   Series A, FGIC, 5.00%, 11/15/19,
   (Callable 11/15/16 @ 100)                   $      1,765      $      1,860
                                                                 ------------

OHIO (92.5%)
Akron Bath Copley Joint Township
   Hospital District, Akron General
   Health System, Series A,
   5.00%,  1/1/14                                       200               206
Akron Bath Copley Joint Township
   Hospital District, Akron General
   Health System, Series A,
   5.00%, 1/1/15                                        320               330
Akron Bath Copley Joint Township
   Hospital District, Summa Health
   System, Series A, RADIAN, 5.25%,
   11/15/16, (Callable
   11/15/14 @ 100) (c)                                1,000             1,050
American Municipal Power-Ohio, Inc.,
   AMBAC, 5.25%, 1/1/11                               1,825             1,909
American Municipal Power-Ohio, Inc.,
   Series A, WI, 5.00%, 2/1/11                        2,000             2,050
Beavercreek Local School District,
   GO, FGIC, 6.60%, 12/1/15                           1,500             1,713
Butler County, Middletown Hospital,
   4.75%, 11/15/18, (Callable
   11/15/08 @ 101)                                    1,180             1,158
Cincinnati City School District,
   Classroom Construction and
   Improvements, GO, FGIC,
   5.00%, 12/1/17                                     1,000             1,076
Cincinnati City School District,
   Classroom Facilities Construction and
   Improvements, GO, FSA, 5.25%,
   12/1/14, (Prerefunded
   12/1/13 @ 100) (c)                                 3,000             3,227
Cincinnati City School District,
   School Improvement Project, CP, FSA,
   5.00%, 12/15/22, (Callable
   12/15/16 @ 100)                                    1,350             1,418
City of Cleveland, GO, AMBAC, 5.25%,
   12/1/17, (Callable 12/1/14 @ 100)                  1,125             1,211
County of Cuyahoga Capital
   Improvements, GO, 5.25%, 12/1/18,
   (Callable 12/1/14 @ 100)                           2,000             2,147
County of Cuyahoga Jail Facilities,
   GO, MBIA-IBC, 5.25%, 10/1/13                       3,000             3,130
County of Erie Hospital Facilities,
   Firelands Regional Medical Center,
   Series A, 5.00%, 8/15/08                             400               402
County of Erie Hospital Facilities,
   Firelands Regional Medical Center,
   Series A, 5.50%, 8/15/12                             250               260
County of Hamilton Hospital
   Facilities, Cincinnati Children's
   Hospital, FGIC, 4.50%, 5/15/14                     1,510             1,552

                                    CONTINUED

OHIO MUNICIPAL BOND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
OHIO, CONTINUED
County of Lucas, GO, AMBAC-TCRS,
   6.65%, 12/1/12, (Callable
   12/1/07 @ 100)                              $        115      $        116
Dayton-Montgomery County Port
   Authority, Series A, AMT, 4.75%,
   11/15/15                                             665               669
Dayton-Montgomery County Port
   Authority, Parking Garage Project,
   Series A, 5.00%, 11/15/17, (Callable
   5/15/14 @ 100)                                       930               937
Franklin County, American Chemical
   Society Project, 5.50%, 10/1/12,
   (Callable 10/1/09 @ 101)                           2,270             2,351
Franklin County, Online Computer
   Library Center, 5.00%, 4/15/10                     2,270             2,311
Franklin County, Trinity Health
   Credit, 5.00%, 6/1/13                                475               495
Housing Finance Agency, AMT, 3.95%,
   9/1/08                                               260               260
Housing Finance Agency, AMT, 4.35%,
   9/1/10                                               170               170
Housing Finance Agency, AMT, 4.55%,
   9/1/11                                               170               171
Housing Finance Agency, AMT, GNMA,
   3.65%, 9/1/11                                        650               627
Housing Finance Agency, AMT,
   GNMA-FNMA, 3.90%, 3/1/13                           1,000               989
Housing Finance Agency, AMT, GNMA,
   3.30%, 9/1/30, (Callable 3/1/13 @ 100)               820               803
Housing Finance Agency, Series C,
   AMT, GNMA, 4.63%, 9/1/31,
   (Callable 1/1/11 @ 100)                            1,040             1,043
Kettering City School District, GO,
   FSA, 4.75%, 12/1/20, (Callable
   6/1/17 @ 100)                                      1,860             1,922
Knox County Hospital Facilities,
   RADIAN, 4.70%, 6/1/08                              1,150             1,156
Knox County Hospital Facilities,
   RADIAN, 5.00%, 6/1/12                              6,250             6,452
Miami County Hospital Facilities,
   Upper Valley Medical Center, 5.25%,
   5/15/15                                              500               521
Municipal Electric Generation Agency,
   Joint Venture, AMBAC, 5.00%, 2/15/14               1,885             1,996
North Olmsted, GO, AMBAC, 6.20%,
   12/1/11                                            3,000             3,172
Ohio State Higher Education, GO,
   Series A, 4.25%, 5/1/16                            2,310             2,344
Ohio State Higher Educational
   Facility Commission, Case Western
   Reserve University, 6.25%, 7/1/14                  6,500             7,176
Ohio State Higher Educational
   Facility Commission, Denison
   University Project, 5.50%, 11/1/12,
   (Callable 11/1/11 @ 101)                           1,000             1,068

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
OHIO, CONTINUED
Ohio State Higher Educational
   Facility Commission, John Carroll
   University, 5.25%, 11/15/14,
   (Callable 11/15/13 @ 100)                   $      1,435      $      1,514
Ohio State Higher Educational
   Facility Commission, John Carroll
   University, 5.25%, 11/15/15,
   (Callable 11/15/13 @ 100)                          1,490             1,569
Ohio State Higher Educational
   Facility Commission, Mount Union
   College Project, 4.75%, 10/1/15                      385               402
Ohio State Higher Educational
   Facility Commission, Mount Union
   College Project, 4.75%, 10/1/16                      300               313
Ohio State Higher Education Facility
   Commission, Mount Union College
   Project, 5.25%, 10/1/21, (Callable
   10/1/16 @ 100)                                       980             1,035
Ohio State Higher Educational
   Facility Commission, Ohio Northern
   University Project, 3.50%, 5/1/10                    475               465
Ohio State Higher Educational
   Facility Commission, Ohio Northern
   University Project, 3.88%, 5/1/13                    645               631
Ohio State Higher Educational
   Facility Commission, Xavier
   University Project, CIFG, 5.00%,
   5/1/16                                             2,010             2,137
Ohio State Higher Educational
   Facility Commission, Xavier
   University Project, CIFG, 5.00%,
   5/1/19, (Callable 5/1/16 @ 100)                    3,115             3,272
Ohio State University, Series B,
   5.25%, 6/1/18, (Callable 6/1/13
   @ 100)                                             5,880             6,233
Richland County Hospital Facilities,
   Medcentral Health Systems, 5.00%,
   11/15/15                                             770               799
State Economic Enterprise, AMT,
   3.50%, 12/1/07                                        70                70
State Economic Enterprise, AMT,
   4.40%, 12/1/12                                       815               813
State Infrastructure Improvement, GO,
   Series A, 4.00%, 3/1/14                            1,000             1,003
State Mental Health Facilities,
   Series II-A, 5.00%, 6/1/13,
   (Prerefunded 6/1/12 @ 100)                         2,135             2,240
State of Ohio, Common Schools, GO,
   5.00%, 6/15/13                                     1,000             1,057
State Solid Waste, Ohio Water
   Development Authority, AMT, 4.85%,
   11/1/22, (Mandatory Put
   11/1/07 @ 100) (a)                                 3,000             3,004

                                    CONTINUED

                                                             OHIO MUNICIPAL BOND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
OHIO, CONTINUED
State Solid Waste, Republic Services,
   Inc. Project, AMT, 4.25%, 4/1/33,
   (Mandatory Put 4/1/14 @ 100) (a)            $      3,470      $      3,360
Steubenville Hospital Facilities,
   Trinity Health, 4.56%, 10/1/30 (a)                 1,000             1,000
Toledo-Lucas County Port Authority,
   Crocker Park Public Improvement
   Project, 5.00%, 12/1/08                            1,155             1,164
Toledo-Lucas County Port Authority,
   Crocker Park Public Improvement
   Project, 5.00%, 12/1/09                            1,110             1,123
University of Cincinnati, CP,MBIA,
   5.00%, 6/1/10                                        300               310
                                                                 ------------
                                                                       93,102
                                                                 ------------
PUERTO RICO (3.1%)
Commonwealth of Puerto Rico, GO,
   Series A, 5.00%, 7/1/30, (Mandatory
   Put 7/1/12 @ 100) (a)                              3,000             3,100
                                                                 ------------

WASHINGTON (3.3%)
Energy Northwest Washington Electric,
   5.50%, 7/1/15                                      3,000             3,285
                                                                 ------------

TOTAL MUNICIPAL BONDS                                                 101,347
                                                                 ------------

MUNICIPAL DEMAND NOTES (0.2%) (d)
OHIO (0.2%)
Air Quality Development Authority,
   Pollution Control, AMT, 3.70%,
   8/1/07, (LOC: Wachovia Bank NA)(a)                   200               200
                                                                 ------------

TOTAL MUNICIPAL DEMAND NOTES                                              200
                                                                 ------------

                                                  SHARES
                                               ------------
MONEY MARKETS (0.3%) (b)
Goldman Sachs Financial Square
   Tax-Free Money Market Fund                       255,542               256
                                                                 ------------

TOTAL MONEY MARKETS                                                       256
                                                                 ------------

TOTAL INVESTMENTS (COST $101,319)  - 101.1%                           101,803

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.1)%                         (1,156)
                                                                 ------------

NET ASSETS - 100.0%                                              $    100,647
                                                                 ============

                                    CONTINUED

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b)   Investment is in Institutional Shares of underlying fund.

(c) All or part of this security has been designated as collateral for when issued or delayed delivery transactions.

(d)   Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Portfolio Investments:

AMBAC - American Municipal Assurance Corp.
AMT - Alternative Minimum Tax Paper
CIFG - CDC IXIS Financial Guaranty Services, Inc.
CP - Certificates of Participation
FGIC - Financial Guaranty Insurance Co.
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
GO - General Obligation
IBC - Insurance Bond Certificate
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
Radian - Radian Guaranty, Inc.
TCRS - Temporary Custodian Receipts
W/I - When Issued

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

MICHIGAN MUNICIPAL BOND
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS (87.6%)
MICHIGAN (86.5%)
Avondale School District, GO, 5.00%,
   5/1/10                                      $        800      $        823
Canton Charter Township Capital
   Improvements, GO, WI, FSA, 5.00%,
   4/1/14                                               100               106
Chippewa Valley Schools, GO, FSA,
   5.00%, 5/1/14                                        500               531
City of Ann Arbor Water Supply
   System, Series Y, MBIA, 5.00%, 2/1/10                880               906
City of Zeeland Water Supply System,
   AMT, 4.00%, 10/1/07                                  255               255
City of Zeeland Water Supply System,
   AMT, 4.00%, 10/1/08                                  270               269
City of Zeeland Water Supply System,
   AMT, 4.00%, 10/1/09                                  280               276
Clarkston Community Schools, GO,
   FSA-CR, 5.25%, 5/1/29, (Prerefunded
   5/1/13 @ 100)                                      1,000             1,068
Coldwater Electric, AMT, XLCA, 4.50%,
   8/1/11                                               515               523
Coldwater Electric, AMT, XLCA, 4.50%,
   8/1/13                                               570               580
County of Muskegon, Wastewater
   Management System No. 1, GO, AMT,
   FSA, 5.00%, 7/1/08                                 1,000             1,011
Detroit, Cobo Hall, MBIA, 5.00%,
   9/30/08                                            2,000             2,029
Detroit Sewer Disposal, MBIA, 5.50%,
   7/1/16                                             1,500             1,657
Detroit Water Supply System, Series
   A, FSA, 5.00%, 7/1/15                              1,000             1,065
Grand Rapids & Kent County Joint
   Building Authority, GO,
   5.50%, 10/1/09                                       605               626
Higher Education Facilities
   Authority, Hope College Project,
   4.60%, 10/1/08                                       320               323
Higher Education Student Loan
   Authority, AMT, Series XII-W,
   AMBAC, 4.60%, 9/1/08                               1,000             1,008
Higher Education Student Loan
   Authority, AMT, Series XII-W,
   AMBAC, 4.75%, 3/1/09                                 200               203
Higher Education Student Loan
   Authority, AMT, Series XVII-I,
   AMBAC, 3.65%, 3/1/10                               1,000               978
Kalamazoo Water Supply System,
   AMBAC, 5.00%, 9/1/14                                 450               480
Kalamazoo Water Supply System,
   AMBAC, 5.00%, 9/1/15                                 510               547
Kent Hospital Finance Authority,
   Spectrum Health, Series A, 5.25%,
   1/15/08                                              430               433

                                    CONTINUED

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
MICHIGAN, CONTINUED
Kent Hospital Finance Authority,
   Spectrum Health, Series A, 5.25%,
   1/15/09                                     $      1,075      $      1,096
Kent Hospital Finance Authority,
   Spectrum Health, Series B, 5.00%,
   7/15/11                                              600               619
Michigan State South Central Power
   Agency, WI, AMBAC, 4.50%, 11/1/11                    500               513
Michigan State University, Series A,
   AMBAC, 4.00%, 2/15/12                                450               453
Mount Clemens Community School
   District, GO, 5.50%, 5/1/12,
   (Prerefunded 11/1/11 @ 100)                        1,075             1,144
Municipal Bond Authority, Government
   Loan Program, Series C, 5.00%,
   5/1/10 (c)                                         1,000             1,030
Novi Street and Highway, GO, FSA,
   5.00%, 10/1/08                                     2,320             2,353
South Macomb Disposal Authority,
   AMBAC, 5.00%, 9/1/08                               1,115             1,130
State Building Authority, Series I,
   AMBAC, 5.00%, 10/15/29,
   (Mandatory Put 10/15/11 @ 100) (a)                 1,000             1,041
State Hospital Finance Authority,
   Crittenton Hospital, Series A, 4.15%,
   3/1/08                                               300               300
State Hospital Finance Authority,
   Edward W. Sparrow Hospital, 5.00%,
   11/15/12                                             250               258
State Hospital Finance Authority,
   Henry Ford Health System, 5.00%,
   11/15/14                                             250               260
State Hospital Finance Authority,
   Holland Community Hospital,
   Series A, 4.15%, 1/1/12                              450               448
State Hospital Finance Authority,
   Marquette General Hospital, 5.00%,
   5/15/10                                              905               920
State Hospital Finance Authority,
   McLaren Health Care, Series C, 4.00%,
   8/1/08                                               405               406
State Hospital Finance Authority,
   Oakwood Healthcare System, 5.00%,
   7/15/11                                              530               544
State Housing Development Authority,
   Multi-Family, AMT, GNMA, 3.55%,
   4/20/08                                              395               394
State Housing Development Authority,
   Parkway Meadows Project, FSA, 3.50%,
   10/15/08                                             930               926
State Housing Development Authority,
   Parkway Meadows Project, FSA,
   3.50%, 10/15/09                                      710               703
State Housing Development Authority,
   Rental Housing, Series B, AMT, FSA,
   4.00%, 4/1/12                                        145               144

                                    CONTINUED

                                                         MICHIGAN MUNICIPAL BOND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT            VALUE
                                               ------------      ------------
MUNICIPAL BONDS, CONTINUED
MICHIGAN, CONTINUED
State Housing Development Authority,
   Rental Housing, Series B, AMT, FSA,
   4.00%, 10/1/12                              $        195      $        193
State Housing Development Authority,
   Rental Housing, Series B, AMT, FSA,
   4.05%, 4/1/13                                        100                99
State Housing Development Authority,
   Rental Housing, Series B, AMT, FSA,
   4.05%, 10/1/13                                       210               207
State of Michigan, CP, Series A,
   MBIA, 5.00%, 9/1/31, (Mandatory
   Put 9/1/11 @ 100) (a)                              2,000             2,076
State of Michigan Comprehensive
   Transportation, Series A, FSA, 5.50%,
   5/15/11                                              950             1,006
Strategic Fund, Hope Network Project,
   Series B, 4.75%, 9/1/07, (LOC: First
   of America Bank)                                     615               615
Strategic Fund, Solid Waste
   Management Project, AMT, 4.63%,
   12/1/12                                              250               249
University of Michigan Hospital,
   5.00%, 12/1/08                                     2,000             2,031
University of Michigan Hospital,
   5.00%, 12/1/09                                       510               521
Warren Consolidated School District,
   GO, FSA, 5.00%, 5/1/16                               750               803
Wayne County Airport Authority, AMT,
   MBIA, 5.00%, 12/1/09                               1,000             1,022
Wayne County Community College, GO,
   FGIC, 5.25%, 7/1/09                                1,000             1,027
Wayne Westland Community Schools,
   GO, FSA, 5.00%, 5/1/10 (c)                         1,000             1,032
Wyandotte Electric, Series A, AMT,
   MBIA, 4.50%, 10/1/11                                 600               608
Wyandotte Electric, Series A, AMT,
   MBIA, 5.00%, 10/1/12                                 600               620
                                                                 ------------
                                                                       42,488
                                                                 ------------
PUERTO RICO (1.1%)
Government Development Bank, Series
   C, AMT, 5.25%, 1/1/15                                500               525
                                                                 ------------

TOTAL MUNICIPAL BONDS                                                  43,013
                                                                 ------------

MUNICIPAL DEMAND NOTES (d) (11.8%)
MICHIGAN (11.8%)
State Hospital Finance Authority,
   Crittenton Hospital, 3.70%, 8/1/07,
   (LOC: Comerica Bank) (a)                           2,000             2,000
Strategic Fund, Detroit Symphony
   Project, Series B, 3.70%, 8/1/07,
   (LOC: LaSalle Bank Midwest) (a)                    2,000             2,000
Strategic Fund, Orchestra Place
   Renewal Project, 3.62%, 8/2/07,
   (LOC: Standard Federal Bank) (a)                   1,800             1,800
                                                                 ------------

TOTAL MUNICIPAL DEMAND NOTES                                            5,800
                                                                 ------------

                                    CONTINUED

                                                  SHARES            VALUE
                                               ------------      ------------
MONEY MARKETS (b) (0.8%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio                                            182                --#
Dreyfus Tax Exempt Cash Management                    1,551      $          2
Goldman Sachs Financial Square
   Tax-Free Money Market Fund                       389,297               389
Merrill Lynch Institutional
   Tax-Exempt Fund                                      382                --#
                                                                 ------------

TOTAL MONEY MARKETS                                                       391
                                                                 ------------

TOTAL INVESTMENTS (COST $49,542) - 100.2%                              49,204

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%                            (75)
                                                                 ------------

NET ASSETS - 100.0%                                              $     49,129
                                                                 ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

#     Amount is less than $500.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b)   Investment is in Institutional Shares of underlying fund/portfolio.

(c) All or part of this security has been designated as collateral for when issued or delayed delivery transactions.

(d)   Maturity date is next reset date.

The following abbreviations are used in the Schedule of Portfolio Investments:

AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax Paper
CP - Certificates of Participation
CR - Custodian Receipt
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance
W/I - When Issued
XLCA - XL Capital Assurance

                 SEE NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
                       AND NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
JULY 31, 2007

--------------------------------------------------------------------------------

Cost and appreciation (depreciation) of investments for federal income tax purposes at July 31, 2007 is as follows:


                                                                                             NET
                                                         GROSS            GROSS           UNREALIZED
                                                       UNREALIZED      UNREALIZED       APPRECIATION/
                                           COST       APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                        ----------    ------------    -------------     --------------
Small Cap Growth                        $  106,778    $     33,325    $      (6,752)    $       26,573
Mid Cap Growth                             266,993          88,420          (11,113)            77,307
Quality Growth                             557,192          92,586           (5,131)            87,455
Structured Large Cap Plus                  241,829          27,255          (10,878)            16,377
Equity Index                               174,775         257,907          (10,045)           247,862
Balanced                                    55,194           4,594           (1,235)             3,359
Micro Cap Value                             71,541          13,833           (4,056)             9,777
Small Cap Value                            109,177          14,842           (7,952)             6,890
Multi Cap Value                            247,653          92,160           (6,783)            85,377
Disciplined Large Cap Value                571,385         129,243          (12,509)           116,734
LifeModel Aggressive(SM)                   161,376          38,475             (408)            38,067
LifeModel Moderately Aggressive(SM)        284,537          59,952           (1,972)            57,980
LifeModel Moderate(SM)                     462,672          57,299           (7,354)            49,945
LifeModel Moderately Conservative(SM)       89,445          11,186           (1,636)             9,550
LifeModel Conservative(SM)                  50,466           2,617           (1,291)             1,326
Strategic Income                           154,606           5,623           (5,050)               573
Dividend Growth                             20,765           3,227             (343)             2,884
Technology                                  37,769           3,385           (2,115)             1,270
International Equity                       366,694         142,295          (22,453)           119,842
High Yield                                  70,509             274           (3,217)            (2,943)
Bond                                       265,413             739           (5,497)            (4,758)
Intermediate Bond                          503,642           2,330           (5,624)            (3,294)
Short Term Bond                            282,629             321           (2,407)            (2,086)
U.S. Government Bond                        30,768             145             (611)              (466)
Municipal Bond                              45,217             828              (42)               786
Intermediate Municipal Bond                156,578           2,438             (765)             1,673
Ohio Municipal Bond                        101,233           1,017             (446)               571
Michigan Municipal Bond                     49,524              74             (394)              (320)


Open futures contracts as of July 31, 2007 (Amounts in thousands, except contract amount):


                                                                                    UNREALIZED
                             NUMBER OF                               NOTIONAL     APPRECIATION/      MARKET
                             CONTRACTS    CONTRACT TYPE               AMOUNT      (DEPRECIATION)     VALUE
                             ---------    -----------------------    --------     --------------    --------
Structured Large Cap Plus           19    S&P 500 Index, 9/20/07     $  7,266     $         (322)   $  6,944
                                  ====                               ========     ==============    ========
Equity Index                        29    S&P 500 Index, 9/20/07       11,049               (450)     10,599
                                  ====                               ========     ==============    ========
International Equity                15    CAC 40 Index, 8/17/07         1,251                (58)      1,193
                                   (14)   DAX Index, 9/21/07           (3,615)               (30)     (3,645)
                                    10    FTSE 100 Index, 9/15/07       1,371                (79)      1,292
                                    16    TOPIX Index, 9/13/07          2,339               (104)      2,235
                                  ----                               --------     --------------    --------
                                    27                               $  1,346     $         (271)   $  1,075
                                  ====                               ========     ==============    ========


The table below reflects Dividend Growth's activities in written options, all of which were for purposes of earning additional income during the period. No other Funds engaged in written option contracts during the year ended July 31, 2007.

                           BALANCE AT     OPTIONS   OPTIONS     BALANCE AT
   NUMBER OF CONTRACTS    JULY 31, 2006   WRITTEN   EXPIRED   JULY 31, 2007
                          -------------   -------   -------   -------------
Dividend Growth                      0        98       (98)              0

   PREMIUMS
Dividend Growth                   $  0         5        (5)          $   0

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                               FIFTH THIRD FUNDS
                          NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
--------------------------------------------------------------------------------

International Equity foreign currency contracts as of July 31, 2007:


                           CONTRACT       CONTRACT      CURRENT       UNREALIZED
       DELIVERY          AMOUNT (LOCAL   VALUE U.S.      VALUE      APPRECIATION/
         DATE              CURRENCY)       DOLLAR     U.S. DOLLAR   (DEPRECIATION)
----------------------   -------------   ----------   -----------   --------------
AUSTRALIAN DOLLAR
--------------------------------------
Long Contracts
     9/14/07                   9,224     $    7,747   $     7,850   $          103
     9/14/07                   1,369          1,152         1,165               13

BRITISH POUND STERLING
--------------------------------------
Short Contracts
     9/14/07                     671          1,356         1,361               (5)
Long Contracts
     9/14/07                   5,117         10,088        10,386              298
     9/14/07                   5,055          9,974        10,261              287
     9/14/07                   1,955          3,858         3,969              111

EURO
--------------------------------------
Short Contracts
     9/14/07                   3,445          4,604         4,720             (116)
     9/14/07                   2,920          3,903         4,001              (98)
     9/14/07                   1,570          2,100         2,151              (51)
Long Contracts
     9/14/07                  23,056         30,812        31,591              779
     9/14/07                   2,036          2,720         2,789               69
     9/14/07                   1,961          2,620         2,687               67
     9/14/07                     833          1,114         1,141               27

HONG KONG DOLLAR
--------------------------------------
Short Contracts
     9/14/07                 115,518         14,812        14,781               31

JAPANESE YEN
--------------------------------------
Short Contracts
     9/14/07               4,548,675         37,782        38,625             (843)
     9/14/07               1,547,623         12,866        13,141             (275)
     9/14/07               1,282,753         10,656        10,892             (236)
     9/14/07               1,066,989          8,864         9,060             (196)
     9/14/07                 254,384          2,114         2,160              (46)
Long Contracts
     9/14/07               1,352,172         11,240        11,482              242
     9/14/07               1,339,506         11,136        11,374              238
     9/14/07               1,287,149         10,691        10,929              238
     9/14/07                  17,657            147           150                3


                       SEE NOTES TO FINANCIAL STATEMENTS

FIFTH THIRD FUNDS
NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------

The investment concentrations for the Equity Funds as a percentage of net assets, by industry, as of July 31, 2007, were as follows:


                                                                       STRUCTURED
                                       SMALL CAP   MID CAP   QUALITY   LARGE CAP     EQUITY    MICRO CAP    SMALL CAP    MULTI CAP
                                         GROWTH    GROWTH    GROWTH       PLUS       INDEX       VALUE        VALUE        VALUE
                                       ---------   -------   -------   ----------    ------    ---------    ---------    ---------
Advertising                                   --        --        --           --        --           --           --           --
Aerospace & Defense                           --       4.3%      5.0%         3.7%      2.8%         4.6%         1.9%         3.1%
Agricultural Products                         --        --        --           --        --           --           --           --
Air Freight & Logistics                      1.9%      1.3%       --          0.3%      0.9%         1.2%          --           --
Airlines                                      --        --        --           --       0.1%          --           --           --
Airport Services                              --        --        --           --        --           --           --           --
Aluminum                                      --        --        --           --        --           --           --           --
Apparel Retail                                --        --        --           --        --           --           --           --
Apparel, Accessories & Luxury Goods           --        --        --           --        --           --           --           --
Application Software                          --        --        --           --        --           --           --           --
Asset Management & Custody Banks              --        --        --           --        --           --           --           --
Auto Components                               --        --       1.8%         1.0%      0.2%          --           --          1.3%
Auto Parts & Equipment                        --        --        --           --        --           --           --           --
Automobile Manufacturers                      --        --        --           --        --           --           --           --
Automobiles                                   --        --        --          0.3%      0.4%          --           --          0.5%
Automotive Retail                             --        --        --           --        --           --           --           --
Beverages                                     --        --       2.0%         2.3%      2.1%          --          1.1%         1.6%
Biotechnology                                1.5%       --       3.1%         1.5%      1.2%          --           --           --
Brewers                                       --        --        --           --        --           --           --           --
Broadcasting & Cable TV                       --        --        --           --        --           --           --           --
Building Products                            1.3%       --        --         (0.5)%     0.1%         0.7%         1.0%          --
Capital Markets                              0.7%      4.7%      6.0%         4.1%      3.4%         1.3%          --          4.8%
Cash & Cash Equivalents                      3.7%      1.6%      1.0%         2.6%      2.3%         3.6%         2.6%         4.2%
Casinos & Gaming                              --        --        --         (0.7)%      --           --           --           --
Catalog Retail                                --        --        --           --        --           --           --           --
Chemicals                                     --        --       3.7%         1.1%      1.6%         2.3%         5.0%         3.2%
Coal & Consumable Fuels                       --        --        --           --        --           --           --           --
Commercial Banks                             1.2%       --        --          3.1%      3.5%        10.4%        10.5%         4.8%
Commercial Banks-Southern U.S.                --        --        --           --        --           --           --           --
Commercial Printing                           --        --        --           --        --           --           --           --
Commercial Services                           --        --        --           --        --           --           --           --
Commercial Services & Supplies               6.3%      2.6%      2.9%         1.0%      0.5%         4.5%         4.0%         1.7%
Commodity Chemicals                           --        --        --           --        --           --           --           --
Communications Equipment                     4.8%       --       3.6%         1.3%      2.7%         2.8%         5.1%         1.2%
Computer & Electronics Retail                 --        --        --           --        --           --           --           --
Computer Hardware                             --        --        --           --        --           --           --           --
Computer Storage & Peripherals                --        --        --           --        --           --           --           --
Computers & Peripherals                       --       2.0%      8.8%         3.9%      4.1%         0.8%          --          2.9%
Construction & Engineering                    --        --       1.1%          --       0.1%         0.8%          --           --
Construction & Farm
    Machinery & Trucks                        --        --        --           --        --           --           --           --
Construction Materials                       1.8%      1.8%       --           --       0.1%          --          1.1%         0.1%
Consumer Electronics                          --        --        --           --        --           --           --           --
Consumer Finance                             1.6%       --       0.2%         0.9%      1.0%          --           --           --
Containers & Packaging                        --        --        --          0.6%      0.2%          --           --           --
Department Stores                             --        --        --           --        --           --           --           --
Distillers & Vintners                         --        --        --           --        --           --           --           --
Distributors                                 3.2%       --        --           --       0.1%         0.7%          --           --
Diversified Banks                             --        --        --           --        --           --           --           --
Diversified Capital Markets                   --        --        --           --        --           --           --           --
Diversified Chemicals                         --        --        --           --        --           --           --           --
Diversified Commercial &
    Professional Services                     --        --        --           --        --           --           --           --
Diversified Consumer Services                 --        --        --           --       0.1%          --           --           --
Diversified Financial Services               1.1%       --        --          5.6%      4.8%         1.1%          --          5.0%
Diversified Metals & Mining                   --        --        --         (1.5)%      --           --           --           --
Diversified REIT's                            --        --        --           --        --           --           --           --
Diversified Telecommunication
    Services                                  --       1.2%      1.8%         2.7%      3.1%         1.3%         1.9%         4.1%
Education Services                            --        --        --           --        --           --           --           --
Electric Utilities                            --        --        --          2.1%      1.7%          --          1.4%         3.4%
Electrical Components
    & Equipment                              5.7%       --       3.0%         0.9%      0.4%         1.6%         2.1%          --
Electronic Equipment
    & Instruments                             --        --        --         (0.3)%     0.4%         7.5%         4.4%         0.9%
Electronic Equipment Manufacture              --        --        --           --        --           --           --           --
Electronic Manufacturing Service              --        --        --           --        --           --           --           --
Energy                                        --        --        --           --        --           --           --           --
Energy Equipment & Service                   5.9%      7.2%      3.7%         4.6%      2.2%         2.3%         3.4%         2.1%
Environmental & Facilities Services           --        --        --           --        --           --           --           --
Fertilizers & Agricultural Chemicals          --        --        --           --        --           --           --           --
Fifth Third Fixed Income
    Funds - Taxable                           --        --        --           --        --           --           --           --
Fifth Third Funds                             --        --        --           --        --           --           --           --
Food & Staples Retailing                     0.9%       --       1.4%         0.7%      2.3%          --          3.3%         2.4%


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
                          NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007

--------------------------------------------------------------------------------


                                       DISCIPLINED                     LIFEMODEL                       LIFEMODEL
                                        LARGE CAP      LIFEMODEL      MODERATELY      LIFEMODEL       MODERATELY
                                          VALUE      AGGRESSIVE(SM)  AGGRESSIVE(SM)  MODERATE(SM)   CONSERVATIVE SM
                                       -----------   -------------   -------------   -----------    ---------------
Advertising                                     --             --              --             --                --
Aerospace & Defense                            3.1%            --              --             --                --
Agricultural Products                           --             --              --             --                --
Air Freight & Logistics                         --             --              --             --                --
Airlines                                        --             --              --             --                --
Airport Services                                --             --              --             --                --
Aluminum                                        --             --              --             --                --
Apparel Retail                                  --             --              --             --                --
Apparel, Accessories & Luxury Goods             --             --              --             --                --
Application Software                            --             --              --             --                --
Asset Management & Custody Banks                --             --              --             --                --
Auto Components                                 --             --              --             --                --
Auto Parts & Equipment                          --             --              --             --                --
Automobile Manufacturers                        --             --              --             --                --
Automobiles                                     --             --              --             --                --
Automotive Retail                               --             --              --             --                --
Beverages                                      1.2%            --              --             --                --
Biotechnology                                   --             --              --             --                --
Brewers                                         --             --              --             --                --
Broadcasting & Cable TV                         --             --              --             --                --
Building Products                               --             --              --             --                --
Capital Markets                                4.0%            --              --             --                --
Cash & Cash Equivalents                        3.1%           1.1%            0.5%          0.4%               0.3%
Casinos & Gaming                                --             --              --             --                --
Catalog Retail                                  --             --              --             --                --
Chemicals                                      2.7%            --              --             --                --
Coal & Consumable Fuels                         --             --              --             --                --
Commercial Banks                               3.0%            --              --             --                --
Commercial Banks-Southern U.S.                  --             --              --             --                --
Commercial Printing                             --             --              --             --                --
Commercial Services                             --             --              --             --                --
Commercial Services & Supplies                 2.4%            --              --             --                --
Commodity Chemicals                             --             --              --             --                --
Communications Equipment                        --             --              --             --                --
Computer & Electronics Retail                   --             --              --             --                --
Computer Hardware                               --             --              --             --                --
Computer Storage & Peripherals                  --             --              --             --                --
Computers & Peripherals                        1.0%            --              --             --                --
Construction & Engineering                      --             --              --             --                --
Construction & Farm
    Machinery & Trucks                          --             --              --             --                --
Construction Materials                          --             --              --             --                --
Consumer Electronics                            --             --              --             --                --
Consumer Finance                               0.3%            --              --             --                --
Containers & Packaging                          --             --              --             --                --
Department Stores                               --             --              --             --                --
Distillers & Vintners                           --             --              --             --                --
Distributors                                    --             --              --             --                --
Diversified Banks                               --             --              --             --                --
Diversified Capital Markets                     --             --              --             --                --
Diversified Chemicals                           --             --              --             --                --
Diversified Commercial &
    Professional Services                       --             --              --             --                --
Diversified Consumer Services                   --             --              --             --                --
Diversified Financial Services                 9.6%            --              --             --                --
Diversified Metals & Mining                     --             --              --             --                --
Diversified REIT's                              --             --              --             --                --
Diversified Telecommunication
    Services                                   7.1%            --              --             --                --
Education Services                              --             --              --             --                --
Electric Utilities                             2.7%            --              --             --                --
Electrical Components
    & Equipment                                 --             --              --             --                --
Electronic Equipment
    & Instruments                               --             --              --             --                --
Electronic Equipment Manufacture                --             --              --             --                --
Electronic Manufacturing Service                --             --              --             --                --
Energy                                          --             --              --             --                --
Energy Equipment & Service                     1.7%            --              --             --                --
Environmental & Facilities Services             --             --              --             --                --
Fertilizers & Agricultural Chemicals            --             --              --             --                --
Fifth Third Fixed Income
    Funds - Taxable                             --            6.1%           27.5%          48.1%             58.4%
Fifth Third Funds                               --           92.7%           72.0%          51.6%             41.6%
Food & Staples Retailing                       0.9%            --              --             --                --

                                          LIFEMODEL      DIVIDEND                  INTERNATIONAL
                                       CONSERVATIVE(SM)   GROWTH     TECHNOLOGY       EQUITY
                                       ---------------   ---------   -----------   -------------
Advertising                                      --            --            --              0.1%
Aerospace & Defense                              --           5.2%           --              0.5%
Agricultural Products                            --            --            --              0.1%
Air Freight & Logistics                          --            --            --              0.4%
Airlines                                         --            --            --              0.4%
Airport Services                                 --            --            --               -- ^
Aluminum                                         --            --            --              0.2%
Apparel Retail                                   --            --            --              0.3%
Apparel, Accessories & Luxury Goods              --            --            --              0.4%
Application Software                             --            --            --              0.6%
Asset Management & Custody Banks                 --            --            --              0.1%
Auto Components                                  --            --            --               --
Auto Parts & Equipment                           --            --            --              0.4%
Automobile Manufacturers                         --            --            --              4.1%
Automobiles                                      --            --            --               --
Automotive Retail                                --            --            --               -- ^
Beverages                                        --           5.8%           --              0.1%
Biotechnology                                    --           2.3%           --              0.1%
Brewers                                          --            --            --              0.5%
Broadcasting & Cable TV                          --            --            --              0.3%
Building Products                                --            --            --              0.7%
Capital Markets                                  --           5.9%           --               --
Cash & Cash Equivalents                         1.3%          1.6%          1.8%              --
Casinos & Gaming                                 --            --            --              0.2%
Catalog Retail                                   --            --            --               -- ^
Chemicals                                        --           3.8%           --               --
Coal & Consumable Fuels                          --            --            --              0.2%
Commercial Banks                                 --           4.1%           --               --
Commercial Banks-Southern U.S.                   --            --            --               -- ^
Commercial Printing                              --            --            --              0.1%
Commercial Services                              --            --            --              0.3%
Commercial Services & Supplies                   --            --            --               --
Commodity Chemicals                              --            --            --              0.5%
Communications Equipment                         --           2.5%         10.8%             1.7%
Computer & Electronics Retail                    --            --            --              0.2%
Computer Hardware                                --            --            --              0.4%
Computer Storage & Peripherals                   --            --            --              0.1%
Computers & Peripherals                          --           3.0%         10.8%              --
Construction & Engineering                       --            --            --              1.2%
Construction & Farm
    Machinery & Trucks                           --            --            --              1.2%
Construction Materials                           --            --            --              0.9%
Consumer Electronics                             --            --            --              1.3%
Consumer Finance                                 --            --            --              0.1%
Containers & Packaging                           --            --            --               --
Department Stores                                --            --            --              0.4%
Distillers & Vintners                            --            --            --              0.5%
Distributors                                     --            --            --              0.2%
Diversified Banks                                --            --            --             14.9%
Diversified Capital Markets                      --            --            --              1.4%
Diversified Chemicals                            --            --            --              1.3%
Diversified Commercial &
    Professional Services                        --            --            --              0.3%
Diversified Consumer Services                    --            --            --               --
Diversified Financial Services                   --           4.6%           --               --
Diversified Metals & Mining                      --            --            --              4.6%
Diversified REIT's                               --            --            --              0.1%
Diversified Telecommunication
    Services                                     --           1.6%           --               --
Education Services                               --            --            --               -- ^
Electric Utilities                               --            --            --              2.5%
Electrical Components
    & Equipment                                  --           3.5%           --              0.4%
Electronic Equipment
    & Instruments                                --            --            --               --
Electronic Equipment Manufacture                 --            --            --              1.5%
Electronic Manufacturing Service                 --            --            --               -- ^
Energy                                           --            --            --              0.2%
Energy Equipment & Service                       --           2.3%           --               --
Environmental & Facilities Services              --            --            --               -- ^
Fertilizers & Agricultural Chemicals             --            --            --              0.2%
Fifth Third Fixed Income
    Funds - Taxable                            76.4%           --            --               --
Fifth Third Funds                              21.8%           --            --               --
Food & Staples Retailing                         --            --            --               --


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007

--------------------------------------------------------------------------------


                                                                      STRUCTURED
                                       SMALL CAP   MID CAP   QUALITY   LARGE CAP     EQUITY    MICRO CAP    SMALL CAP    MULTI CAP
                                        GROWTH     GROWTH    GROWTH      PLUS        INDEX       VALUE        VALUE        VALUE
                                       ---------   -------   -------   ----------    ------    ---------    ---------    ---------
Food Products                                 --        --       2.9%         2.3%      1.4%         3.4%         0.5%         3.5%
Food Retail                                   --        --        --           --        --           --           --           --
Footwear                                      --        --        --           --        --           --           --           --
Gas Utilities                                 --        --        --           --        --           --           --           --
Gas-Distribution                              --        --        --          0.6%      0.1%         0.9%         1.3%          --
General Merchandise Stores                    --        --        --           --        --           --           --           --
Gold                                          --        --        --         (0.3)%      --           --           --           --
Healthcare Distributors                       --        --        --           --        --           --           --           --
Healthcare Equipment                          --        --        --           --        --           --           --           --
Healthcare Equipment & Supplies              6.6%      5.0%      3.9%        (0.8)%     1.7%         3.7%         1.9%          --
Healthcare Facilities                         --        --        --           --        --           --           --           --
Healthcare Providers & Services              8.1%      8.1%       --          4.6%      2.2%         2.7%         4.1%         3.3%
Healthcare Services                           --        --        --           --        --           --           --           --
Healthcare Supplies                           --        --        --           --        --           --           --           --
Healthcare Technology                        0.8%       --        --           --        -- ^         --           --           --
Heavy Electrical Equipment                    --        --        --           --        --           --           --           --
Highways & Railtracks                         --        --        --           --        --           --           --           --
Home Entertainment Software                   --        --        --           --        --           --           --           --
Home Improvement Retail                       --        --        --           --        --           --           --           --
Homebuilding                                  --        --        --           --        --           --           --           --
Hotels Restaurants & Leisure                 1.4%      5.5%      4.2%         0.7%      1.5%         2.6%         3.4%         2.0%
Hotels, Resorts & Cruise Lines                --        --        --           --        --           --           --           --
Household Appliances                          --        --        --           --        --           --           --           --
Household Durables                            --        --        --          2.5%      0.5%         0.8%         1.2%         1.8%
Household Products                            --        --       2.8%         2.5%      2.0%          --           --           --
Housewares & Specialties                      --        --        --           --        --           --           --           --
Human Resource &
    Employment Services                       --        --        --           --        --           --           --           --
Hypermarkets & Super Centers                  --        --        --           --        --           --           --           --
Independent Power Producer
    & Energy Trader                           --        --        --           --        --           --           --           --
Industrial Conglomerates                      --        --        --          3.2%      3.8%          --           --          2.4%
Industrial Gases                              --        --        --           --        --           --           --           --
Industrial Machinery                          --        --        --           --        --           --           --           --
Industrial REIT's                             --        --        --           --        --           --           --           --
Insurance                                    1.1%      1.4%      0.9%         4.8%      4.4%         4.9%         3.9%         5.4%
Integrated Oil & Gas                          --        --        --           --        --           --           --           --
Integrated Telecommunication
    Services                                  --        --        --           --        --           --           --           --
Internet & Catalog Retail                     --        --        --          0.6%      0.2%          --           --           --
Internet Software & Services                 2.6%      0.5%      2.9%         3.8%      1.4%         1.5%         0.9%          --
Investment Banking & Brokerage                --        --        --           --        --           --           --           --
IT Consulting & Other Services                --        --        --           --        --           --           --           --
IT Services                                   --       1.8%      1.5%         0.1%      1.1%         1.0%          --          0.5%
Leisure Equipment & Products                  --        --        --           --       0.2%          --          1.0%         0.8%
Leisure Facilities                            --        --        --           --        --           --           --           --
Leisure Products                              --        --        --           --        --           --           --           --
Life & Health Insurance                       --        --        --           --        --           --           --           --
Life Sciences Tools & Services               2.6%      2.7%      3.1%         0.5%      0.3%          --           --           --
Machinery                                    2.0%      5.4%      6.0%         2.0%      1.7%         1.5%         3.8%         2.7%
Marine                                       2.2%       --        --           --        --          1.5%         1.1%          --
Marine Ports & Services                       --        --        --           --        --           --           --           --
Materials                                     --        --        --           --        --           --           --           --
Media                                        1.4%       --       1.6%         3.0%      3.2%          --           --          2.2%
Metal & Glass Containers                      --        --        --           --        --           --           --           --
Metals & Mining                               --       1.5%       --          0.7%      0.9%         0.3%         3.2%         1.2%
Miscellaneous                                 --        --        --           --        --          0.5%          --           --
Motorcycle Manufacturers                      --        --        --           --        --           --           --           --
Movies & Entertainment                        --        --        --           --        --           --           --           --
Multi-Line Insurance                          --        --        --           --        --           --           --           --
Multiline Retail                              --       1.2%       --          1.5%      1.0%          --           --           --
Multi-Sector Holdings                         --        --        --           --        --           --           --           --
Multi-Utilities                               --        --        --          0.2%      1.1%          --          2.0%         0.4%
Office Electronics                            --        --        --           --       0.1%          --           --           --
Office REIT's                                 --        --        --           --        --           --           --           --
Office Services & Supplies                    --        --        --           --        --           --           --           --
Oil & Gas                                    1.1%      2.9%      3.3%         7.7%      8.7%         1.9%         3.7%        10.8%
Oil & Gas Equipment & Services                --        --        --           --        --           --           --           --
Oil & Gas Exploration & Production            --        --        --           --        --           --           --           --
Oil & Gas Refining & Marketing                --        --        --           --        --           --           --           --
Other Diversified Financial Services          --        --        --           --        --           --           --           --
Packaged Foods & Meats                        --        --        --           --        --           --           --           --
Paper & Forest Products                       --        --        --           --       0.3%         1.0%         1.9%          --
Paper Packaging                               --        --        --           --        --           --           --           --
Paper Products                                --        --        --           --        --           --           --           --
Personal Products                            0.9%      1.4%      1.2%        (0.2)%     0.2%          --           --           --
Pharmaceuticals                               --       1.1%      5.0%         5.2%      6.0%          --           --          5.3%


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
                          NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007

--------------------------------------------------------------------------------


                                       DISCIPLINED                     LIFEMODEL                      LIFEMODEL
                                        LARGE CAP      LIFEMODEL       MODERATELY      LIFEMODEL      MODERATELY
                                          VALUE       AGGRESSIVE(SM)  AGGRESSIVE(SM)  MODERATE(SM)  CONSERVATIVE(SM)
                                       -----------    ----------      ----------      -----------   ---------------
Food Products                                  2.9%           --              --             --                --
Food Retail                                     --            --              --             --                --
Footwear                                        --            --              --             --                --
Gas Utilities                                   --            --              --             --                --
Gas-Distribution                                --            --              --             --                --
General Merchandise Stores                      --            --              --             --                --
Gold                                            --            --              --             --                --
Healthcare Distributors                         --            --              --             --                --
Healthcare Equipment                            --            --              --             --                --
Healthcare Equipment & Supplies                 --            --              --             --                --
Healthcare Facilities                           --            --              --             --                --
Healthcare Providers & Services                1.3%           --              --             --                --
Healthcare Services                             --            --              --             --                --
Healthcare Supplies                             --            --              --             --                --
Healthcare Technology                           --            --              --             --                --
Heavy Electrical Equipment                      --            --              --             --                --
Highways & Railtracks                           --            --              --             --                --
Home Entertainment Software                     --            --              --             --                --
Home Improvement Retail                         --            --              --             --                --
Homebuilding                                    --            --              --             --                --
Hotels Restaurants & Leisure                   0.8%           --              --             --                --
Hotels, Resorts & Cruise Lines                  --            --              --             --                --
Household Appliances                            --            --              --             --                --
Household Durables                             1.7%           --              --             --                --
Household Products                              --            --              --             --                --
Housewares & Specialties                        --            --              --             --                --
Human Resource &
    Employment Services                         --            --              --             --                --
Hypermarkets & Super Centers                    --            --              --             --                --
Independent Power Producer
    & Energy Trader                             --            --              --             --                --
Industrial Conglomerates                       4.8%           --              --             --                --
Industrial Gases                                --            --              --             --                --
Industrial Machinery                            --            --              --             --                --
Industrial REIT's                               --            --              --             --                --
Insurance                                      8.9%           --              --             --                --
Integrated Oil & Gas                            --            --              --             --                --
Integrated Telecommunication
    Services                                    --            --              --             --                --
Internet & Catalog Retail                       --            --              --             --                --
Internet Software & Services                    --            --              --             --                --
Investment Banking & Brokerage                  --            --              --             --                --
IT Consulting & Other Services                  --            --              --             --                --
IT Services                                    1.9%           --              --             --                --
Leisure Equipment & Products                    --            --              --             --                --
Leisure Facilities                              --            --              --             --                --
Leisure Products                                --            --              --             --                --
Life & Health Insurance                         --            --              --             --                --
Life Sciences Tools & Services                  --            --              --             --                --
Machinery                                      1.9%           --              --             --                --
Marine                                         2.2%           --              --             --                --
Marine Ports & Services                         --            --              --             --                --
Materials                                       --            --              --             --                --
Media                                          1.4%           --              --             --                --
Metal & Glass Containers                        --            --              --             --                --
Metals & Mining                                1.4%           --              --             --                --
Miscellaneous                                   --            --              --             --                --
Motorcycle Manufacturers                        --            --              --             --                --
Movies & Entertainment                          --            --              --             --                --
Multi-Line Insurance                            --            --              --             --                --
Multiline Retail                                --            --              --             --                --
Multi-Sector Holdings                           --            --              --             --                --
Multi-Utilities                                 --            --              --             --                --
Office Electronics                              --            --              --             --                --
Office REIT's                                   --            --              --             --                --
Office Services & Supplies                      --            --              --             --                --
Oil & Gas                                     13.1%           --              --             --                --
Oil & Gas Equipment & Services                  --            --              --             --                --
Oil & Gas Exploration & Production              --            --              --             --                --
Oil & Gas Refining & Marketing                  --            --              --             --                --
Other Diversified Financial Services            --            --              --             --                --
Packaged Foods & Meats                          --            --              --             --                --
Paper & Forest Products                         --            --              --             --                --
Paper Packaging                                 --            --              --             --                --
Paper Products                                  --            --              --             --                --
Personal Products                               --            --              --             --                --
Pharmaceuticals                                7.6%           --              --             --                --

                                        LIFEMODEL        DIVIDEND                  INTERNATIONAL
                                       CONSERVATIVE(SM)   GROWTH     TECHNOLOGY       EQUITY
                                       ------------      --------    ----------    -------------
Food Products                                    --           2.6%           --               --
Food Retail                                      --            --            --              0.9%
Footwear                                         --            --            --              0.1%
Gas Utilities                                    --            --            --              0.4%
Gas-Distribution                                 --            --            --               --
General Merchandise Stores                       --            --            --               -- ^
Gold                                             --            --            --              0.1%
Healthcare Distributors                          --            --            --              0.1%
Healthcare Equipment                             --            --            --              0.4%
Healthcare Equipment & Supplies                  --           4.1%           --               --
Healthcare Facilities                            --            --            --               -- ^
Healthcare Providers & Services                  --           2.1%           --               --
Healthcare Services                              --            --            --              0.1%
Healthcare Supplies                              --            --            --               -- ^
Healthcare Technology                            --            --            --               -- ^
Heavy Electrical Equipment                       --            --            --              0.9%
Highways & Railtracks                            --            --            --              0.3%
Home Entertainment Software                      --            --            --              0.3%
Home Improvement Retail                          --            --            --               -- ^
Homebuilding                                     --            --            --              0.6%
Hotels Restaurants & Leisure                     --           1.0%           --               --
Hotels, Resorts & Cruise Lines                   --            --            --              0.4%
Household Appliances                             --            --            --              0.1%
Household Durables                               --            --            --               --
Household Products                               --           3.4%           --              0.5%
Housewares & Specialties                         --            --            --               -- ^
Human Resource &
    Employment Services                          --            --            --              0.1%
Hypermarkets & Super Centers                     --            --            --              0.6%
Independent Power Producer
    & Energy Trader                              --            --            --              0.1%
Industrial Conglomerates                         --           4.8%           --              1.9%
Industrial Gases                                 --            --            --              0.2%
Industrial Machinery                             --            --            --              1.9%
Industrial REIT's                                --            --            --               -- ^
Insurance                                        --           4.4%           --               --
Integrated Oil & Gas                             --            --            --              5.5%
Integrated Telecommunication
    Services                                     --            --            --              3.4%
Internet & Catalog Retail                        --            --           9.6%              -- ^
Internet Software & Services                     --            --           4.9%             0.1%
Investment Banking & Brokerage                   --            --            --              0.6%
IT Consulting & Other Services                   --            --            --              0.5%
IT Services                                      --           2.4%          6.9%              --
Leisure Equipment & Products                     --            --            --               --
Leisure Facilities                               --            --            --               --
Leisure Products                                 --            --            --              0.1%
Life & Health Insurance                          --            --            --              1.2%
Life Sciences Tools & Services                   --            --            --               --
Machinery                                        --           1.0%           --               --
Marine                                          2.2%           --            --              0.4%
Marine Ports & Services                          --            --            --              0.1%
Materials                                        --            --            --              0.3%
Media                                           1.4%           --            --               --
Metal & Glass Containers                         --            --            --              0.1%
Metals & Mining                                  --            --            --               --
Miscellaneous                                    --            --            --               --
Motorcycle Manufacturers                         --            --            --               -- ^
Movies & Entertainment                           --            --            --              0.2%
Multi-Line Insurance                             --            --            --              1.7%
Multiline Retail                                 --           4.0%           --               --
Multi-Sector Holdings                            --            --            --               -- ^
Multi-Utilities                                  --            --            --              1.0%
Office Electronics                               --            --           2.0%             0.7%
Office REIT's                                    --            --            --              0.1%
Office Services & Supplies                       --            --            --               -- ^
Oil & Gas                                        --           8.3%           --               --
Oil & Gas Equipment & Services                   --            --            --               -- ^
Oil & Gas Exploration & Production               --            --            --              1.1%
Oil & Gas Refining & Marketing                   --            --            --              0.4%
Other Diversified Financial Services             --            --            --              0.7%
Packaged Foods & Meats                           --            --            --              2.1%
Paper & Forest Products                          --            --            --               --
Paper Packaging                                  --            --            --              0.1%
Paper Products                                   --            --            --              0.5%
Personal Products                                --            --            --              0.2%
Pharmaceuticals                                  --           5.0%           --              3.8%


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007

--------------------------------------------------------------------------------


                                                                       STRUCTURED
                                       SMALL CAP   MID CAP   QUALITY   LARGE CAP     EQUITY    MICRO CAP    SMALL CAP    MULTI CAP
                                        GROWTH      GROWTH   GROWTH       PLUS       INDEX       VALUE        VALUE        VALUE
                                       ---------   -------   -------   ----------    ------    ---------    ---------    ---------
Photographic Products                         --        --        --           --        --           --           --           --
Precious Metals & Minerals                    --        --        --           --        --           --           --           --
Property & Casualty Insurance                 --        --        --           --        --           --           --           --
Publishing                                    --        --        --           --        --           --           --           --
Railroads                                     --        --        --           --        --           --           --           --
Real Estate Investment Trusts                1.4%      1.1%       --         (0.7)%     1.1%         3.1%         3.9%          --
Real Estate Management
    & Development                             --       1.6%       --          0.1%       -- ^         --           --           --
Regional Banks                                --        --        --           --        --           --           --           --
Reinsurance                                   --        --        --           --        --           --           --           --
Reits-Office Property                         --        --        --         (0.4)%      --           --           --           --
Restaurants                                   --        --        --           --        --           --           --           --
Retail REIT's                                 --        --        --           --        --           --           --           --
Road & Rail                                   --        --        --          1.3%      0.8%         0.6%         1.1%         1.7%
Semiconductor Equipment                       --        --        --           --        --           --           --           --
Semiconductors                                --        --        --           --        --           --           --           --
Semiconductors &
    Semiconductor Equipment                  8.4%      6.8%      5.0%         4.6%      2.7%         6.0%         4.1%         4.5%
Soft Drinks                                   --        --        --           --        --           --           --           --
Software                                     6.8%      7.7%      5.4%         2.7%      3.2%         2.5%         1.1%          --
Sovereign Agency                              --        --        --           --        --           --           --           --
Specialized Finance                           --        --        --           --        --           --           --           --
Specialty Chemicals                           --        --        --           --        --           --           --           --
Specialty Retail                             6.0%      8.1%       --          0.7%      1.8%         3.1%         2.8%         1.2%
Specialty Stores                              --        --        --           --        --           --           --           --
Steel                                         --        --        --           --        --           --           --           --
Systems Software                              --        --        --           --        --           --           --           --
Technology Distributors                       --        --        --           --        --           --           --           --
Textiles                                      --        --        --           --        --           --           --           --
Textiles Apparel & Luxury Goods              3.6%      3.8%      1.4%         1.2%      0.4%         3.6%         0.8%         0.6%
Thrifts & Mortgage Finance                    --        --        --          0.5%      1.2%         5.8%         1.6%         0.8%
Tires & Rubber                                --        --        --           --        --           --           --           --
Tobacco                                       --        --        --          1.7%      1.2%          --           --          0.3%
Trading Companies & Distributors             1.5%      1.5%       --           --        -- ^        0.8%         2.2%          --
Transportation                               1.9%       --        --           --        --           --           --           --
Trucking                                      --        --        --           --        --           --           --           --
Utilities                                     --        --        --          0.8%      0.5%          --           --           --
Water Utilities                               --        --        --           --        --           --           --           --
Wireless Telecommunication Services           --       2.7%       --          0.1%      0.6%          --           --          1.3%


_____________________________
^ Amount is less than 0.05%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
                          NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007

--------------------------------------------------------------------------------


                                       DISCIPLINED                     LIFEMODEL                      LIFEMODEL
                                        LARGE CAP      LIFEMODEL      MODERATELY      LIFEMODEL       MODERATELY
                                          VALUE       AGGRESSIVE(SM)  AGGRESSIVE(SM)  MODERATE(SM)   CONSERVATIVE(SM)
                                       -----------    ----------      ----------      ---------      ------------
Photographic Products                           --            --              --             --                --
Precious Metals & Minerals                      --            --              --             --                --
Property & Casualty Insurance                   --            --              --             --                --
Publishing                                      --            --              --             --                --
Railroads                                       --            --              --             --                --
Real Estate Investment Trusts                   --            --              --             --                --
Real Estate Management
    & Development                               --            --              --             --                --
Regional Banks                                  --            --              --             --                --
Reinsurance                                     --            --              --             --                --
Reits-Office Property                           --            --              --             --                --
Restaurants                                     --            --              --             --                --
Retail REIT's                                   --            --              --             --                --
Road & Rail                                     --            --              --             --                --
Semiconductor Equipment                         --            --              --             --                --
Semiconductors                                  --            --              --             --                --
Semiconductors &
    Semiconductor Equipment                    3.7%           --              --             --                --
Soft Drinks                                     --            --              --             --                --
Software                                        --            --              --             --                --
Sovereign Agency                                --            --              --             --                --
Specialized Finance                             --            --              --             --                --
Specialty Chemicals                             --            --              --             --                --
Specialty Retail                               1.4%           --              --             --                --
Specialty Stores                                --            --              --             --                --
Steel                                           --            --              --             --                --
Systems Software                                --            --              --             --                --
Technology Distributors                         --            --              --             --                --
Textiles                                        --            --              --             --                --
Textiles Apparel & Luxury Goods                 --            --              --             --                --
Thrifts & Mortgage Finance                      --            --              --             --                --
Tires & Rubber                                  --            --              --             --                --
Tobacco                                        3.3%           --              --             --                --
Trading Companies & Distributors                --            --              --             --                --
Transportation                                  --            --              --             --                --
Trucking                                        --            --              --             --                --
Utilities                                       --            --              --             --                --
Water Utilities                                 --            --              --             --                --
Wireless Telecommunication Services             --            --              --             --                --

                                        LIFEMODEL        DIVIDEND                  INTERNATIONAL
                                       CONSERVATIVE(SM)   GROWTH     TECHNOLOGY       EQUITY
                                       ------------      --------    ----------    -------------
Photographic Products                            --            --            --              0.3%
Precious Metals & Minerals                       --            --            --               -- ^
Property & Casualty Insurance                    --            --            --              0.6%
Publishing                                       --            --            --              0.6%
Railroads                                        --            --            --              0.6%
Real Estate Investment Trusts                    --            --            --               --
Real Estate Management
    & Development                                --            --            --              1.2%
Regional Banks                                   --            --            --              0.7%
Reinsurance                                      --            --            --              0.4%
Reits-Office Property                            --            --            --               --
Restaurants                                      --            --            --              0.3%
Retail REIT's                                    --            --            --              0.4%
Road & Rail                                      --            --            --               --
Semiconductor Equipment                          --            --            --              0.3%
Semiconductors                                   --            --            --              0.7%
Semiconductors &
    Semiconductor Equipment                      --           2.8%         32.3%              --
Soft Drinks                                      --            --            --              0.1%
Software                                         --           3.0%         20.2%              --
Sovereign Agency                                 --            --            --              0.1%
Specialized Finance                              --            --            --              0.3%
Specialty Chemicals                              --            --            --              0.8%
Specialty Retail                                 --            --            --               --
Specialty Stores                                 --            --            --               -- ^
Steel                                            --            --            --              2.1%
Systems Software                                 --            --            --               -- ^
Technology Distributors                          --            --            --               -- ^
Textiles                                         --            --            --               -- ^
Textiles Apparel & Luxury Goods                  --           2.1%           --               -- ^
Thrifts & Mortgage Finance                       --            --            --              0.1%
Tires & Rubber                                   --            --            --              0.5%
Tobacco                                          --           2.6%           --              0.9%
Trading Companies & Distributors                 --           0.7%           --              1.3%
Transportation                                   --            --            --               --
Trucking                                         --            --            --              0.3%
Utilities                                        --            --            --               --
Water Utilities                                  --            --            --              0.2%
Wireless Telecommunication Services              --            --           0.9%             2.7%


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007

--------------------------------------------------------------------------------

The investment concentrations for Balanced and Strategic Income as a percentage of net assets, by industry, as of July 31, 2007, were

                                                                    STRATEGIC
                                                   BALANCED          INCOME
                                                   --------         ---------
Aerospace & Defense                                    3.0%               --
Agency Collateral IO                                   0.2%               --
Agency Collateral Other                                0.4%               --
Agency Collateral PAC                                  1.1%              0.6%
Agency Collateral Sequential                            --               1.4%
Auto Components                                        2.0%               --
Auto-Cars/Light Trucks                                  --               0.7%
Automobile ABS Other                                    --               0.6%
Beverages                                              1.1%              0.1%
Cable TV                                               0.1%              2.4%
Capital Markets                                        4.6%              0.2%
Cash & Cash Equivalents                                2.0%              8.5%
Cellular Telecom                                       0.1%               --
Chemicals                                              2.1%               --
Closed-End Funds                                        --               8.3%
CMBS Other                                             5.3%              0.6%
CMBS Subordinateed                                     1.1%               --
Commercial Banks                                       3.0%              1.7%
Commercial Banks Non-U.S.                               --               1.9%
Commercial Banks-Central U.S.                          0.4%               --
Commercial Banks-Eastern U.S.                           --               1.6%
Commercial Banks-Southern U.S.                          --               1.2%
Commercial Services & Supplies                         1.0%               --
Communications Equipment                               1.5%               --
Computers                                               --               0.6%
Computers & Peripherals                                2.7%               --
Credit Card Bullet                                      --               0.3%
Diversified Financial Services                          --               4.9%
Diversified Operations                                  --               0.7%
Diversified Telecommunication Services                 1.2%               --
Electric Utilities                                      --               1.1%
Electric-Integrated                                    0.9%              3.2%
Electronic Equipment & Instruments                     1.2%               --
Energy Equipment & Service                             2.4%               --
FGLMC Single Family 30 Yr.                             2.7%               --
FHLMC ARM                                               --               0.1%
Finance-Commercial                                      --               1.4%
Finance-Consumer Loans                                  --               2.8%
Finance-Credit Card                                     --               0.6%
Finance-Investment Banker/Broker                        --               5.6%
Finance-Leasing Company                                 --               0.6%
Finance-Other Services                                  --               0.7%
Financial Guarantee Insurance                           --               2.4%
FNMA ARM                                                --               0.3%
FNMA Single Family 20 Yr.                              1.0%               --
FNMA Single Family 30 Yr.                              3.5%              0.7%
Food & Staples Retailing                               2.2%               --
Food Products                                          2.3%              0.3%
Food-Misc/Diversified                                   --               1.0%
Forestry                                                --               1.0%
GNMA Single Family 30 Yr.                              0.2%               --
GNMA2 Single Family 30 Yr.                             0.1%               --
Healthcare Equipment & Supplies                        3.8%               --
Healthcare Providers & Services                        0.8%               --

                                                                    STRATEGIC
                                                   BALANCED          INCOME
                                                  ---------         ---------
Home Equity Other                                      0.7%               --
Hotels Restaurants & Leisure                           2.1%               --
Household Durables                                     0.9%               --
Household Products                                     1.4%              0.4%
Industrial Conglomerates                                --               0.3%
Insurance                                              0.9%               --
Insurance Brokers                                       --               0.3%
Internet Software & Services                           0.8%               --
Investment Management/
    Advisor Services                                    --               0.3%
Life/Health Insurance                                   --               0.3%
Machinery                                              5.3%               --
Manufact Hous ABS Other                                0.5%               --
Miscellaneous                                           --               0.4%
Money Center Banks                                      --               1.0%
Mortgage Banks                                          --               1.0%
Multi-Line Insurance                                    --               2.2%
Multiline Retail                                       1.1%               --
Multimedia                                             0.1%              1.1%
Multi-Utilities                                        1.9%              0.7%
Non-Proprietary Equity Funds                            --               0.4%
Oil & Gas                                              4.0%              0.7%
Oil Company-Exploration & Production                   0.2%              0.7%
Other ABS                                              0.1%              1.2%
Personal Products                                      1.0%               --
Pharmaceuticals                                        3.4%              0.8%
Pipelines                                              0.3%               --
Real Estate                                             --               1.3%
Real Estate Investment Trusts                           --               3.5%
Reits-Diversified                                       --               0.2%
Reits-Mortgage                                          --               0.3%
Reits-Office Property                                   --               0.4%
Reits-Shopping Centers                                  --               1.2%
Reits-Storage                                           --               1.2%
Retail-Drug Store                                       --               0.5%
S&L/Thrifts-Southern U.S.                               --               0.5%
Semiconductors &
    Semiconductor Equipment                            1.9%               --
Software                                               2.7%               --
Sovereign                                               --               1.8%
Sovereign Agency                                        --               2.2%
Special Purpose Banks                                   --               0.6%
Special Purpose Entity                                  --               3.6%
Super-Regional Banks-U.S.                               --               6.1%
Telephone-Integrated                                   0.6%              1.1%
Tobacco                                                 --               1.0%
Trading Companies & Distributors                       1.1%               --
Transport-Rail                                          --               0.3%
Wireless Equipment                                      --               0.3%
WL Collateral CMO Other                               10.2%              3.1%
WL Collateral CMO Sequential                           6.1%              0.6%
WL Collateral Support                                  0.6%               --

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
                          NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007

--------------------------------------------------------------------------------

The investment concentrations for the Municipal Bond Funds as a percentage of net assets, by industry, as of July 31, 2007, were as follows:

                                        INTERMEDIATE      OHIO       MICHIGAN
                           MUNICIPAL     MUNICIPAL      MUNICIPAL    MUNICIPAL
                             BOND           BOND          BOND         BOND
                           ---------    ------------    ---------    ---------
Airport                       3.9%         10.5%           1.8%         2.1%
Cash & Cash Equivalents       0.5%          0.2%           0.2%         0.8%
Development                    --           8.7%           3.2%         8.8%
Education                    10.6%           --            1.4%          --
Facilities                    2.3%          5.6%            --          7.5%
General                       4.4%          4.0%           4.6%         6.3%
General Obligation           15.6%         12.7%          19.4%         7.1%
Higher Education             10.7%          3.7%          26.0%         3.7%
Housing                       2.2%          5.4%           3.0%         4.6%
Medical                       4.0%         11.3%          15.3%        21.3%
Multifamily Housing            --           0.3%            --          0.8%
Pollution                     6.9%          4.2%           6.5%         2.8%
Power                         2.2%         10.0%           9.2%         5.8%
School District              17.9%         10.9%           7.9%        11.0%
Single Family Housing         2.1%          4.1%           1.0%          --
Student Loan                  2.2%          0.6%            --          4.5%
Transportation                1.4%          7.7%           1.6%         2.0%
Utilities                     5.2%          4.1%            --          3.4%
Water                         6.7%          0.4%            --          7.7%

                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007

--------------------------------------------------------------------------------

The investment concentrations for the Bond Funds as a percentage of net assets, by industry, as of July 31, 2007, were as follows:


                                                                                             U. S.
                                         HIGH YIELD            INTERMEDIATE   SHORT TERM   GOVERNMENT
                                            BOND       BOND        BOND          BOND         BOND
                                         ----------   ------   ------------   ----------   ----------
Aerospace                                   0.3%        --           --            --          --
Agency Collateral IO                         --        2.8%         2.0%           --         3.3%
Agency Collateral Other                      --        5.6%         3.6%          2.0%       16.6%
Agency Collateral PAC                        --        5.2%         1.2%          4.2%       19.6%
Agency Collateral Sequential                 --        1.9%         3.4%          8.0%        8.8%
Agency Collateral Support                    --         --           --            --         6.1%
Agency Collateral TAC                        --         --           --            --         6.4%
Auto-Cars/Light Trucks                       --         --           --           0.5%         --
Automobile ABS Other                         --        1.3%         0.5%          0.5%         --
Automobiles Sequential                       --        0.6%         0.8%         10.5%         --
Automotive & Auto Parts                     7.1%        --           --            --          --
Broadcasting                                0.1%        --           --            --          --
Building Materials                          3.5%        --           --            --          --
Cable TV                                     --        1.1%          --            --          --
Cable/Satellite TV                          6.1%        --           --            --          --
Cash & Cash Equivalents                     1.5%       0.3%         0.7%          4.3%       20.1%
Chemicals                                   8.4%        --           --            --          --
Chemicals-Diversified                        --         --           -- ^          --          --
CMBS Other                                   --       10.0%         9.0%          5.5%         --
CMBS Subordinateed                           --        2.2%         4.8%          3.3%         --
Commercial Banks Non-U.S.                    --         --          0.3%           --          --
Commercial Banks-Central U.S.                --         --          1.7%           --          --
Commercial Banks-Eastern U.S.                --        0.4%         0.2%          1.0%         --
Commercial Banks-Southern U.S.               --        0.3%         0.8%           --          --
Consulting Services                          --        0.8%          --            --          --
Credit Card Bullet                           --         --           --           3.2%         --
Development                                  --         --           --           0.2%         --
Diversified Financial Services               --         --          0.2%          2.2%         --
Electrical Components & Equipment            -- ^       --           --            --          --
Electric-Integrated                          --        1.2%         0.6%          0.3%         --
Energy                                     11.6%        --           --            --          --
Environmental                               1.1%        --           --            --          --
FGLMC Single Family 20 Yr.                   --        0.3%          --            --          --
FGLMC Single Family 30 Yr.                   --        8.5%          --            --          --
FHLMC ARM                                    --        0.4%         4.2%          2.1%         --
Finance-Consumer Loans                       --         --          0.6%          1.1%         --
Finance-Investment Banker/Broker             --        1.2%         0.8%          3.1%         --
Finance-Leasing Company                      --         --          0.5%          1.1%         --
Finance-Other Services                       --         --           --           0.1%         --
FNMA ARM                                     --         --           -- ^         2.3%        6.8%
FNMA Other                                   --        1.6%          --            --          --
FNMA Single Family 15 Yr.                    --        2.3%          --            --          --
FNMA Single Family 20 Yr.                    --        1.3%          --            --          --
FNMA Single Family 30 Yr.                    --       19.4%          --            --          --
Food Beverage & Tobacco                     3.3%        --           --            --          --
Gas-Distribution                             --         --           --           1.2%         --
GNMA Single Family 30 Yr.                    --         --          0.1%           --          --
Healthcare                                  9.5%        --           --            --          --
Home Equity Other                            --        0.7%         3.4%          2.2%         --
Home Equity Sequential                       --        0.5%         0.3%          1.1%         --
Homebuilders/Real Estate                    4.4%        --           --            --          --
Investment Managment/Advisor Services        --         --          0.3%           --          --
Life/Health Insurance                        --         --           --           0.6%         --
Manufact Hous Sequential                     --         --          0.6%           --          --
Media                                       8.2%        --           --            --          --
Medical-Drugs                                --        0.4%          --            --          --
Money Center Banks                           --        0.4%         0.4%           --          --
Multi-Line Insurance                         --         --          0.2%           --          --
Multimedia                                   --        0.2%          --            --          --
Oil Company-Exploration & Production         --        0.8%         0.8%           --          --
Oil Company-Integrated                       --         --           --           1.1%         --
Oil Refining & Marketing                     --         --          0.3%           --          --
Other ABS                                    --        6.2%         8.2%          0.7%       11.0%
Paper                                       1.1%        --           --            --          --
Pipelines                                    --        0.3%          --           0.6%         --
Property/Casualty Ins                        --        0.1%          --            --          --
Publishing/Printing                         3.7%        --           --            --          --
Reits-Regional Malls                         --         --          0.4%           --          --
Services                                    3.2%        --           --            --          --


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
                          NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007

--------------------------------------------------------------------------------


                                                                                             U. S.
                                         HIGH YIELD            INTERMEDIATE   SHORT TERM   GOVERNMENT
                                            BOND       BOND        BOND          BOND         BOND
                                         ----------   ------   ------------   ----------   ----------
Sovereign                                    --        3.4%        13.3%          5.8%        1.0%
Sovereign Agency                             --         --          5.7%          6.7%         --
Special Purpose Entity                       --         --          1.2%           --          --
Steel                                       2.1%        --           --            --          --
Super-Regional Banks-U.S.                    --         --          1.2%          2.1%         --
Technology                                 10.0%        --           --            --          --
Telephone-Integrated                         --        0.6%          --           0.2%         --
Transportation                             13.2%        --           -- ^          --          --
WL Collateral CMO IO                         --         --          0.1%           --          --
WL Collateral CMO Mezzanine                  --         --          0.1%           --          --
WL Collateral CMO Other                      --       21.0%        13.1%         17.9%         --
WL Collateral CMO Sequential                 --        2.0%         5.4%          4.9%         --
WL Collateral CMO Subordinate                --        0.4%         0.3%           --          --
WL Collateral PAC                            --         --          0.6%          0.6%         --
WL Collateral Support                        --        2.5%         7.3%           --          --


______________________________
^ Amount is less than 0.05%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------


                                                                                                            STRUCTURED
                                                                   SMALL CAP     MID CAP        QUALITY      LARGE CAP
                                                                    GROWTH        GROWTH        GROWTH        PLUS(a)
                                                                   ---------    ----------    ----------    ----------
ASSETS:
Investments, at cost                                               $ 101,703    $  261,120    $  549,955    $  236,519
Net unrealized appreciation                                           26,792        77,670        88,248        13,773
                                                                   ---------    ----------    ----------    ----------
Investments, at value                                                128,495       338,790       638,203       250,292
Investment in affiliates, at value (cost $4,856, $5,510,
    $6,444, $5,170, $10,247, $1,171, $2,930, $2,974,
    $14,095, $21,394, and $161,013; respectively)                      4,856         5,510         6,444         5,170
                                                                   ---------    ----------    ----------    ----------
  Total Investments                                                  133,351       344,300       644,647       255,462
Cash                                                                      17            --            -- ^          --
Interest, dividends and other receivables                                 29            49           454           195
Receivable for investments sold                                        4,039         7,916            --         1,844
Receivable for Fund shares sold                                           24            36            55            12
Receivable from Advisor and affiliates                                    --            --            --            --
Prepaid expenses and other assets                                         14            26            23             9
                                                                   ---------    ----------    ----------    ----------
  Total Assets                                                       137,474       352,327       645,179       257,522
                                                                   ---------    ----------    ----------    ----------
LIABILITIES:
Securities sold short at value (Proceeds $--, $--, $--,
    $59,216, $--, $--, $--, $--, $--, $--, $--; respectively)             --            --            --        56,471
Cash Overdraft                                                            --            --            --            --
Payable for investments purchased                                      6,462         2,199            --            --
Payable for Fund shares redeemed                                          53           247           760            43
Payable for variation margin on futures contracts                         --            --            --            85
Accrued expenses and other payables:
  Payable to Advisor and affiliates                                      100           312           556           137
  Distribution and administration services fee                             6            13            33             6
  Other                                                                   60            53           172            47
                                                                   ---------    ----------    ----------    ----------
  Total Liabilities                                                    6,681         2,824         1,521        56,789
                                                                   ---------    ----------    ----------    ----------
NET ASSETS:
Paid-in capital                                                       76,099       237,832       483,120       189,341
Accumulated net investment income/(loss)                                  (8)           --            50           598
Accumulated net realized gain/(loss) from investment
    transactions, options contracts, futures, foreign currency,
    and securities sold short                                         27,910        34,001        72,240        (5,402)
Net unrealized appreciation on investments, futures,
    foreign currency and securities sold short                        26,792        77,670        88,248        16,196
                                                                   ---------    ----------    ----------    ----------
    Net Assets                                                     $ 130,793    $  349,503    $  643,658    $  200,733
                                                                   =========    ==========    ==========    ==========
NET ASSETS:
  Institutional Shares                                             $ 112,591    $  313,124    $  535,734    $  180,126
  Class A Shares                                                      16,036        29,103        92,728        18,972
  Class B Shares                                                       1,318         5,707        11,347         1,044
  Class C Shares                                                         426           802         2,275           125
  Advisor Shares                                                         422           767         1,574           466
  Select Shares                                                           NA            NA            NA            NA
  Preferred Shares                                                        NA            NA            NA            NA
  Trust Shares                                                            NA            NA            NA            NA
                                                                   ---------    ----------    ----------    ----------
  Total                                                            $ 130,793    $  349,503    $  643,658    $  200,733
                                                                   =========    ==========    ==========    ==========
Shares of beneficial interest outstanding (Unlimited
number of shares authorized, no par value):
  Institutional Shares                                                 8,391        19,951        28,922        10,630
  Class A Shares                                                       1,249         1,914         5,118         1,135
  Class B Shares                                                         108           399           656            63
  Class C Shares                                                          35            59           135             8
  Advisor Shares                                                          33            51            88            27
  Select Shares                                                           NA            NA            NA            NA
  Preferred Shares                                                        NA            NA            NA            NA
  Trust Shares                                                            NA            NA            NA            NA
                                                                   ---------    ----------    ----------    ----------
  Total                                                                9,816        22,374        34,919        11,863
                                                                   =========    ==========    ==========    ==========
Net Asset Value+
  Institutional Shares                                             $   13.42    $    15.70    $    18.52    $    16.95
                                                                   =========    ==========    ==========    ==========
  Class A Shares--redemption price per share                       $   12.84    $    15.20    $    18.12    $    16.71
                                                                   =========    ==========    ==========    ==========
  Class B Shares--offering price per share*                        $   12.21    $    14.31    $    17.30    $    16.69
                                                                   =========    ==========    ==========    ==========
  Class C Shares--offering price per share*                        $   12.23    $    13.65    $    16.85    $    16.70
                                                                   =========    ==========    ==========    ==========
  Advisor Shares--redemption price per share                       $   12.81    $    14.96    $    17.89    $    16.90
                                                                   =========    ==========    ==========    ==========
  Select Shares                                                           NA            NA            NA            NA
                                                                   =========    ==========    ==========    ==========
  Preferred Shares                                                        NA            NA            NA            NA
                                                                   =========    ==========    ==========    ==========
  Trust Shares                                                            NA            NA            NA            NA
                                                                   =========    ==========    ==========    ==========
Maximum Sales Charge
  Class A Shares                                                       5.00%         5.00%         5.00%         5.00%
  Advisor Shares                                                       3.25%         3.25%         3.25%         3.25%
Maximum Offering Price (100%/(100%--Maximum sales charge)
    of net charge) of net asset value adjusted to the
    nearest cent) per share
  Class A Shares                                                   $   13.52    $    16.00    $    19.07    $    17.59
                                                                   =========    ==========    ==========    ==========
  Advisor Shares                                                   $   13.24    $    15.46    $    18.49    $    17.47
                                                                   =========    ==========    ==========    ==========


________________
(a)   Formerly the Large Cap Core Fund.

*     Redemption price per share varies by length of time shares are held.

#     Represents investments in affiliates.

+ Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

^     Represents fewer than five hundred dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                                   JULY 31, 2007
                                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------



                                                                     EQUITY                    MICRO CAP     SMALL CAP
                                                                     INDEX        BALANCED       VALUE         VALUE
                                                                   ----------    ----------    ----------    ----------
ASSETS:
Investments, at cost                                               $  160,699    $   53,939    $   68,345    $  106,194
Net unrealized appreciation                                           251,387         3,443        10,043         6,898
                                                                   ----------    ----------    ----------    ----------
Investments, at value                                                 412,086        57,382        78,388       113,092
Investment in affiliates, at value (cost $4,856, $5,510,
    $6,444, $5,170, $10,247, $1,171, $2,930, $2,974,
    $14,095, $21,394, and $161,013; respectively)                      10,552         1,171         2,930         2,974
                                                                   ----------    ----------    ----------    ----------
  Total Investments                                                   422,638        58,553        81,318       116,066
Cash                                                                       --             3            -- ^          --
Interest, dividends and other receivables                                 443           148            24            44
Receivable for investments sold                                            --           400         1,079         1,057
Receivable for Fund shares sold                                           516             4            73            11
Receivable from Advisor and affiliates                                     --            --            --            --
Prepaid expenses and other assets                                          44            36            29            15
                                                                   ----------    ----------    ----------    ----------
  Total Assets                                                        423,641        59,144        82,523       117,193
                                                                   ----------    ----------    ----------    ----------
LIABILITIES:
Securities sold short at value (Proceeds $--, $--, $--,
    $59,216, $--, $--, $--, $--, $--, $--, $--; respectively)              --            --            --            --
Cash Overdraft                                                             --            --            --            --
Payable for investments purchased                                          --         1,576         1,999         1,014
Payable for Fund shares redeemed                                          314            54            82           264
Payable for variation margin on futures contracts                         135            --            --            --
Accrued expenses and other payables:
  Payable to Advisor and affiliates                                        30            23            59           107
  Distribution and administration services fee                             47            12            14             3
  Other                                                                    83            42            50            35
                                                                   ----------    ----------    ----------    ----------
  Total Liabilities                                                       609         1,707         2,204         1,423
                                                                   ----------    ----------    ----------    ----------
NET ASSETS:
Paid-in capital                                                       191,195        93,946        52,283        97,332
Accumulated net investment income/(loss)                                  581           463            --           434
Accumulated net realized gain/(loss) from investment
    transactions, options contracts, futures, foreign currency,
    and securities sold short                                         (19,986)      (40,415)       17,993        11,106
Net unrealized appreciation on investments, futures,
    foreign currency and securities sold short                        251,242         3,443        10,043         6,898
                                                                   ----------    ----------    ----------    ----------
    Net Assets                                                     $  423,032    $   57,437    $   80,319    $  115,770
                                                                   ==========    ==========    ==========    ==========
NET ASSETS:
  Institutional Shares                                             $  193,180    $   23,329    $   51,541    $  110,873
  Class A Shares                                                       65,640        26,863        11,486         2,198
  Class B Shares                                                        3,961         5,923         5,069         1,104
  Class C Shares                                                        2,223         1,201         2,853           713
  Advisor Shares                                                        2,264           121         9,370           882
  Select Shares                                                        17,852            NA            NA            NA
  Preferred Shares                                                     69,251            NA            NA            NA
  Trust Shares                                                         68,661            NA            NA            NA
                                                                   ----------    ----------    ----------    ----------
  Total                                                            $  423,032    $   57,437    $   80,319    $  115,770
                                                                   ==========    ==========    ==========    ==========
Shares of beneficial interest outstanding (Unlimited
number of shares authorized, no par value):
  Institutional Shares                                                  6,999         1,730         7,340         5,463
  Class A Shares                                                        2,386         2,003         1,706           109
  Class B Shares                                                          145           447           793            57
  Class C Shares                                                           81            91           446            37
  Advisor Shares                                                           82             9         1,414            45
  Select Shares                                                           647            NA            NA            NA
  Preferred Shares                                                      2,510            NA            NA            NA
  Trust Shares                                                          2,488            NA            NA            NA
                                                                   ----------    ----------    ----------    ----------
  Total                                                                15,338         4,280        11,699         5,711
                                                                   ==========    ==========    ==========    ==========
Net Asset Value+
  Institutional Shares                                             $    27.60    $    13.49    $     7.02    $    20.29
                                                                   ==========    ==========    ==========    ==========
  Class A Shares--redemption price per share                       $    27.51    $    13.41    $     6.73    $    20.09
                                                                   ==========    ==========    ==========    ==========
  Class B Shares--offering price per share*                        $    27.34    $    13.25    $     6.39    $    19.34
                                                                   ==========    ==========    ==========    ==========
  Class C Shares--offering price per share*                        $    27.37    $    13.23    $     6.39    $    19.31
                                                                   ==========    ==========    ==========    ==========
  Advisor Shares--redemption price per share                       $    27.47    $    13.38    $     6.63    $    19.84
                                                                   ==========    ==========    ==========    ==========
  Select Shares                                                    $    27.59            NA            NA            NA
                                                                   ==========    ==========    ==========    ==========
  Preferred Shares                                                 $    27.59            NA            NA            NA
                                                                   ==========    ==========    ==========    ==========
  Trust Shares                                                     $    27.60            NA            NA            NA
                                                                   ==========    ==========    ==========    ==========
Maximum Sales Charge
  Class A Shares                                                        5.00%         5.00%         5.00%         5.00%
  Advisor Shares                                                        3.25%         3.25%         3.25%         3.25%
Maximum Offering Price (100%/(100%--Maximum sales charge)
    of net charge) of net asset value adjusted to the
    nearest cent) per share
  Class A Shares                                                   $    28.96    $    14.12    $     7.08    $    21.15
                                                                   ==========    ==========    ==========    ==========
  Advisor Shares                                                   $    28.39    $    13.83    $     6.85    $    20.51
                                                                   ==========    ==========    ==========    ==========

                                                                                 DISCIPLINED
                                                                    MULTI CAP     LARGE CAP       LIFEMODEL
                                                                      VALUE         VALUE       AGGRESSIVE SM
                                                                   ----------    -----------    ----------
ASSETS:
Investments, at cost                                               $  233,520    $   548,985    $       --
Net unrealized appreciation                                            85,415        117,739            --
                                                                   ----------    -----------    ----------
Investments, at value                                                 318,935        666,724            --
Investment in affiliates, at value (cost $4,856, $5,510,
    $6,444, $5,170, $10,247, $1,171, $2,930, $2,974,
    $14,095, $21,394, and $161,013; respectively)                      14,095         21,394       199,443
                                                                   ----------    -----------    ----------
  Total Investments                                                   333,030        688,118       199,443
Cash                                                                       --             --             5
Interest, dividends and other receivables                                 603            851             9
Receivable for investments sold                                            --             --            --
Receivable for Fund shares sold                                           229            734           242
Receivable from Advisor and affiliates                                     --             --            18
Prepaid expenses and other assets                                          23            108            18
                                                                   ----------    -----------    ----------
  Total Assets                                                        333,885        689,811       199,735
                                                                   ----------    -----------    ----------
LIABILITIES:
Securities sold short at value (Proceeds $--, $--, $--,
    $59,216, $--, $--, $--, $--, $--, $--, $--; respectively)              --             --            --
Cash Overdraft                                                             --             --            --
Payable for investments purchased                                          --             --            --
Payable for Fund shares redeemed                                          330          1,098            61
Payable for variation margin on futures contracts                          --             --            --
Accrued expenses and other payables:
  Payable to Advisor and affiliates                                       321            549            --
  Distribution and administration services fee                             53             14            32
  Other                                                                   102            153            52
                                                                   ----------    -----------    ----------
  Total Liabilities                                                       806          1,814           145
                                                                   ----------    -----------    ----------
NET ASSETS:
Paid-in capital                                                       208,074        538,265       146,670
Accumulated net investment income/(loss)                                  191            941         1,212
Accumulated net realized gain/(loss) from investment
    transactions, options contracts, futures, foreign currency,
    and securities sold short                                          39,399         31,052        13,278
Net unrealized appreciation on investments, futures,
    foreign currency and securities sold short                         85,415        117,739        38,430
                                                                   ----------    -----------    ----------
    Net Assets                                                     $  333,079    $   687,997    $  199,590
                                                                   ==========    ===========    ==========
NET ASSETS:
  Institutional Shares                                             $  223,709    $   649,497    $  119,437
  Class A Shares                                                       44,717         29,725        57,421
  Class B Shares                                                       23,974          5,872        18,547
  Class C Shares                                                        8,150          2,533         3,016
  Advisor Shares                                                       32,529            370         1,169
  Select Shares                                                            NA             NA            NA
  Preferred Shares                                                         NA             NA            NA
  Trust Shares                                                             NA             NA            NA
                                                                   ----------    -----------    ----------
  Total                                                            $  333,079    $   687,997    $  199,590
                                                                   ==========    ===========    ==========
Shares of beneficial interest outstanding (Unlimited
number of shares authorized, no par value):
  Institutional Shares                                                  8,723         45,124         7,205
  Class A Shares                                                        1,768          2,071         3,478
  Class B Shares                                                          985            405         1,151
  Class C Shares                                                          335            179           187
  Advisor Shares                                                        1,294             26            71
  Select Shares                                                            NA             NA            NA
  Preferred Shares                                                         NA             NA            NA
  Trust Shares                                                             NA             NA            NA
                                                                   ----------    -----------    ----------
  Total                                                                13,105         47,805        12,092
                                                                   ==========    ===========    ==========
Net Asset Value+
  Institutional Shares                                             $    25.65    $     14.39    $    16.58
                                                                   ==========    ===========    ==========
  Class A Shares--redemption price per share                       $    25.30    $     14.35    $    16.51
                                                                   ==========    ===========    ==========
  Class B Shares--offering price per share*                        $    24.35    $     14.49    $    16.11
                                                                   ==========    ===========    ==========
  Class C Shares--offering price per share*                        $    24.32    $     14.21    $    16.11
                                                                   ==========    ===========    ==========
  Advisor Shares--redemption price per share                       $    25.14    $     14.32    $    16.50
                                                                   ==========    ===========    ==========
  Select Shares                                                            NA             NA            NA
                                                                   ==========    ===========    ==========
  Preferred Shares                                                         NA             NA            NA
                                                                   ==========    ===========    ==========
  Trust Shares                                                             NA             NA            NA
                                                                   ==========    ===========    ==========
Maximum Sales Charge
  Class A Shares                                                        5.00%          5.00%         5.00%
  Advisor Shares                                                        3.25%          3.25%         3.25%
Maximum Offering Price (100%/(100%--Maximum sales charge)
    of net charge) of net asset value adjusted to the
    nearest cent) per share
  Class A Shares                                                   $    26.63    $     15.11    $    17.38
                                                                   ==========    ===========    ==========
  Advisor Shares                                                   $    25.98    $     14.80    $    17.05
                                                                   ==========    ===========    ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------


                                                    LIFEMODEL                       LIFEMODEL
                                                   MODERATELY      LIFEMODEL       MODERATELY         LIFEMODEL      STRATEGIC
                                                  AGGRESSIVE(SM)  MODERATE(SM)   CONSERVATIVE(SM)  CONSERVATIVE(SM)    INCOME
                                                  ----------      ----------     ------------      ------------      ----------
ASSETS:
Investments, at cost                              $       --      $       --     $         --      $         --      $  140,995
Net unrealized appreciation/(depreciation)                --              --               --                --           1,010
                                                  ----------      ----------     ------------      ------------      ----------
Investments, at value                                     --              --               --                --         142,005
Investment in affiliates, at value (cost
    $283,808, $461,368, $88,900, $50,037,
    $13,174, $374, $707, $--, $1,019, $689,
    $3,582, and $11,840; respectively)               342,517         512,616           98,995            51,792          13,174
                                                  ----------      ----------     ------------      ------------      ----------
  Total Investments                                  342,517         512,616           98,995            51,792         155,179
Cash                                                      --              --               --                --               3
Foreign currency, at value (cost $--, $--,
    $--, $--, $--, $--, $--, $1,742, $--,
    $--, $-- and $--; respectively)                       --              --               --                --              --
Interest, dividends and other receivables                  8              13                4                 1           1,051
Receivable for investments sold                           --              --               --                --              55
Receivable for Fund shares sold                          609             327               69               321               1
Unrealized appreciation on forward
    foreign currency contracts                            --              --               --                --              --
Receivable for variation margin
    on futures contracts                                  --              --               --                --              --
Reclaims receivable                                       --              --               --                --              --
Receivable from Advisor and affiliates                    27              24               15                13              --
Prepaid expenses and other assets                         17             128               41                31              64
                                                  ----------      ----------     ------------      ------------      ----------
  Total Assets                                       343,178         513,108           99,124            52,158         156,353
                                                  ----------      ----------     ------------      ------------      ----------
LIABILITIES:
Cash overdrafts                                           --              --               --                --              --
Distributions payable                                     --              --               --                --             440
Payable for investments purchased                         --              --               --                --              --
Payable for Fund shares redeemed                         542             622              364                73              93
Unrealized depreciation on forward
     foreign currency contracts                           --              --               --                --              --
Payable for variation margin on
     futures contracts                                    --              --               --                --              --
Accrued expenses and other payables:
  Payable to Advisor and affiliates                       --              --               --                --             109
  Distribution and administration services fee            87              63               27                14              23
  Other                                                   95             223               59                38              --
                                                  ----------      ----------     ------------      ------------      ----------
  Total Liabilities                                      724             908              450               125             665
                                                  ----------      ----------     ------------      ------------      ----------
NET ASSETS:
Paid-in capital                                      260,025         431,919           83,367            49,032         153,001
Accumulated net investment income/(loss)               1,834           2,713              498               224             (97)
Accumulated net realized gain/(loss) from
    investment transactions, options
    contracts, futures and foreign currency           21,886          26,320            4,714             1,022           1,774
Net unrealized appreciation/(depreciation) on
    investments, futures and foreign currency         58,709          51,248           10,095             1,755           1,010
                                                  ----------      ----------     ------------      ------------      ----------
  Net Assets                                      $  342,454      $  512,200     $     98,674      $     52,033      $  155,688
                                                  ==========      ==========     ============      ============      ==========
Net Assets:
  Institutional Shares                            $  146,973      $  369,880     $     41,336      $     24,570      $  116,454
  Class A Shares                                     127,824          92,719           35,676            15,083           4,904
  Class B Shares                                      56,679          43,013           18,839             9,242           1,528
  Class C Shares                                       9,012           6,158            2,755             3,091          15,676
  Advisor Shares                                       1,966             430               68                47          17,126
                                                  ----------      ----------     ------------      ------------      ----------
  Total                                           $  342,454      $  512,200     $     98,674      $     52,033      $  155,688
                                                  ==========      ==========     ============      ============      ==========
Shares of beneficial interest outstanding
(Unlimited number of shares authorized,
no par value):
  Institutional Shares                                 9,516          27,724            3,460             2,235          10,416
  Class A Shares                                       8,292           6,958            2,991             1,375             440
  Class B Shares                                       3,694           3,245            1,585               844             137
  Class C Shares                                         587             464              232               282           1,416
  Advisor Shares                                         128              32                6                 4           1,537
                                                  ----------      ----------     ------------      ------------      ----------
  Total                                               22,217          38,423            8,274             4,740          13,946
                                                  ==========      ==========     ============      ============      ==========
Net Asset Value+
  Institutional Shares                            $    15.44      $    13.34     $      11.95      $      10.99      $    11.18
                                                  ==========      ==========     ============      ============      ==========
  Class A Shares--redemption price per share      $    15.42      $    13.32     $      11.93      $      10.97      $    11.15
                                                  ==========      ==========     ============      ============      ==========
  Class B Shares--offering price per share*       $    15.34      $    13.25     $      11.88      $      10.95      $    11.15
                                                  ==========      ==========     ============      ============      ==========
  Class C Shares--offering price per share*       $    15.34      $    13.26     $      11.89      $      10.95      $    11.07
                                                  ==========      ==========     ============      ============      ==========
  Advisor Shares--redemption price per share      $    15.41      $    13.30     $      11.92      $      10.97      $    11.14
                                                  ==========      ==========     ============      ============      ==========
Maximum Sales Charge
  Class A Shares                                       5.00%           5.00%            5.00%             5.00%            5.00%
  Advisor Shares                                       3.25%           3.25%            3.25%             3.25%            3.25%
Maximum Offering Price (100%/(100%--Maximum
    sales charge) of net asset value adjusted
    to the nearest cent) per share
  Class A Shares                                  $    16.22      $    14.02     $      12.56      $      11.55      $    11.74
                                                  ==========      ==========     ============      ============      ==========
  Advisor Shares                                  $    15.93      $    13.75     $      12.32      $      11.34      $    11.51
                                                  ==========      ==========     ============      ============      ==========


_________________________
*     Redemption price per share varies by length of time shares are held.

+ Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

~     Advisor shares were liquidated May 11, 2007. See note 1.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                                   JULY 31, 2007
                                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

--------------------------------------------------------------------------------


                                                   DIVIDEND                    INTERNATIONAL    HIGH YIELD
                                                    GROWTH       TECHNOLOGY       EQUITY           BOND
                                                  ----------     ----------    -------------    ----------
ASSETS:
Investments, at cost                              $   20,327     $   37,019    $     364,887    $   69,490
Net unrealized appreciation/(depreciation)             2,947          1,313          121,649        (2,942)
                                                  ----------     ----------    -------------    ----------
Investments, at value                                 23,274         38,332          486,536        66,548
Investment in affiliates, at value (cost
    $283,808, $461,368, $88,900, $50,037,
    $13,174, $374, $707, $--, $1,019, $689,
    $3,582, and $11,840; respectively)                   374            707               --         1,019
                                                  ----------     ----------    -------------    ----------
  Total Investments                                   23,648         39,039          486,536        67,567
Cash                                                      --             --           11,481            --
Foreign currency, at value (cost $--, $--,
    $--, $--, $--, $--, $--, $1,742, $--,
    $--, $-- and $--; respectively)                       --             --            1,744            --
Interest, dividends and other receivables                 36              4              568         1,523
Receivable for investments sold                          496             --            3,576            --
Receivable for Fund shares sold                           -- ^           28              186             5
Unrealized appreciation on forward
    foreign currency contracts                            --             --            2,506            --
Receivable for variation margin
    on futures contracts                                  --             --               73            --
Reclaims receivable                                       --             --              368            --
Receivable from Advisor and affiliates                     2             --               --            --
Prepaid expenses and other assets                         22             23               29            23
                                                  ----------     ----------    -------------    ----------
  Total Assets                                        24,204         39,094          507,067        69,118
                                                  ----------     ----------    -------------    ----------
LIABILITIES:
Cash overdrafts                                           --             --               --           365
Distributions payable                                     --             --               --            --
Payable for investments purchased                        487             --               62            --
Payable for Fund shares redeemed                         153             76              211            45
Unrealized depreciation on forward
     foreign currency contracts                           --             --            1,866            --
Payable for variation margin on
     futures contracts                                    --             --              253            --
Accrued expenses and other payables:
  Payable to Advisor and affiliates                       --             45              541            28
  Distribution and administration services fee             2              3               12            -- ^
  Other                                                   24             20              129            15
                                                  ----------     ----------    -------------    ----------
  Total Liabilities                                      666            144            3,074           453
                                                  ----------     ----------    -------------    ----------
NET ASSETS:
Paid-in capital                                       34,323         75,986          360,372        72,008
Accumulated net investment income/(loss)                  24              1            8,390            50
Accumulated net realized gain/(loss) from
    investment transactions, options
    contracts, futures and foreign currency          (13,756)       (38,350)          13,192          (451)
Net unrealized appreciation/(depreciation) on
    investments, futures and foreign currency          2,947          1,313          122,039        (2,942)
                                                  ----------     ----------    -------------    ----------
  Net Assets                                      $   23,538     $   38,950    $     503,993    $   68,665
                                                  ==========     ==========    =============    ==========
Net Assets:
  Institutional Shares                            $   18,875     $   31,507    $     469,183    $   68,193
  Class A Shares                                       3,926          3,110           21,533           175
  Class B Shares                                         369            743            2,677           156
  Class C Shares                                         356            158              878           127
  Advisor Shares                                          12          3,432            9,722            14
                                                  ----------     ----------    -------------    ----------
  Total                                           $   23,538     $   38,950    $     503,993    $   68,665
                                                  ==========     ==========    =============    ==========
Shares of beneficial interest outstanding
(Unlimited number of shares authorized,
no par value):
  Institutional Shares                                   740          2,714           30,181         7,125
  Class A Shares                                         157            273            1,386            18
  Class B Shares                                          15             69              176            16
  Class C Shares                                          15             15               59            13
  Advisor Shares                                           1            305              627             2
                                                  ----------     ----------    -------------    ----------
  Total                                                  928          3,376           32,429         7,174
                                                  ==========     ==========    =============    ==========
Net Asset Value+
  Institutional Shares                            $    25.50     $    11.61    $       15.55    $     9.57
                                                  ==========     ==========    =============    ==========
  Class A Shares--redemption price per share      $    25.07     $    11.41    $       15.54    $     9.57
                                                  ==========     ==========    =============    ==========
  Class B Shares--offering price per share*       $    24.31     $    10.83    $       15.21    $     9.56
                                                  ==========     ==========    =============    ==========
  Class C Shares--offering price per share*       $    23.67     $    10.80    $       14.81    $     9.57
                                                  ==========     ==========    =============    ==========
  Advisor Shares--redemption price per share      $    24.98     $    11.23    $       15.50    $     9.57
                                                  ==========     ==========    =============    ==========
Maximum Sales Charge
  Class A Shares                                       5.00%          5.00%            5.00%         4.75%
  Advisor Shares                                       3.25%          3.25%            3.25%         3.25%
Maximum Offering Price (100%/(100%--Maximum
    sales charge) of net asset value adjusted
    to the nearest cent) per share
  Class A Shares                                  $    26.39     $    12.01    $       16.36    $    10.05
                                                  ==========     ==========    =============    ==========
  Advisor Shares                                  $    25.82     $    11.61    $       16.02    $     9.89
                                                  ==========     ==========    =============    ==========

                                                                INTERMEDIATE    SHORT TERM
                                                     BOND           BOND           BOND
                                                  ----------    ------------    ----------
ASSETS:
Investments, at cost                              $  264,511    $    499,850    $  270,505
Net unrealized appreciation/(depreciation)            (4,544)         (3,084)       (1,802)
                                                  ----------    ------------    ----------
Investments, at value                                259,967         496,766       268,703
Investment in affiliates, at value (cost
    $283,808, $461,368, $88,900, $50,037,
    $13,174, $374, $707, $--, $1,019, $689,
    $3,582, and $11,840; respectively)                   689           3,582        11,840
                                                  ----------    ------------    ----------
  Total Investments                                  260,656         500,348       280,543
Cash                                                   1,311              --            --
Foreign currency, at value (cost $--, $--,
    $--, $--, $--, $--, $--, $1,742, $--,
    $--, $-- and $--; respectively)                       --              --            --
Interest, dividends and other receivables              1,450           3,716         1,685
Receivable for investments sold                            1           3,499           166
Receivable for Fund shares sold                          132              58           213
Unrealized appreciation on forward
    foreign currency contracts                            --              --            --
Receivable for variation margin
    on futures contracts                                  --              --            --
Reclaims receivable                                       --              --            --
Receivable from Advisor and affiliates                    --              --            --
Prepaid expenses and other assets                         25             150            53
                                                  ----------    ------------    ----------
  Total Assets                                       263,575         507,771       282,660
                                                  ----------    ------------    ----------
LIABILITIES:
Cash overdrafts                                           --             139            63
Distributions payable                                     --              --            --
Payable for investments purchased                     22,132           2,660         5,065
Payable for Fund shares redeemed                         283             239            88
Unrealized depreciation on forward
     foreign currency contracts                           --              --            --
Payable for variation margin on
     futures contracts                                    --              --            --
Accrued expenses and other payables:
  Payable to Advisor and affiliates                      124             243           124
  Distribution and administration services fee             4               5             2
  Other                                                   47             191           106
                                                  ----------    ------------    ----------
  Total Liabilities                                   22,590           3,477         5,448
                                                  ----------    ------------    ----------
NET ASSETS:
Paid-in capital                                      249,040         548,500       302,616
Accumulated net investment income/(loss)                  83               9            (2)
Accumulated net realized gain/(loss) from
    investment transactions, options
    contracts, futures and foreign currency           (3,594)        (41,131)      (23,600)
Net unrealized appreciation/(depreciation) on
    investments, futures and foreign currency         (4,544)         (3,084)       (1,802)
                                                  ----------    ------------    ----------
  Net Assets                                      $  240,985    $    504,294    $  277,212
                                                  ==========    ============    ==========
Net Assets:
  Institutional Shares                            $  230,154    $    484,463    $  267,348
  Class A Shares                                       8,223          17,371         9,704
  Class B Shares                                       2,151           1,900            NA
  Class C Shares                                         225             457           160
  Advisor Shares                                         232             103            -- ~
                                                  ----------    ------------    ----------
  Total                                           $  240,985    $    504,294    $  277,212
                                                  ==========    ============    ==========
Shares of beneficial interest outstanding
(Unlimited number of shares authorized,
no par value):
  Institutional Shares                                23,776          50,809        28,694
  Class A Shares                                         850           1,816         1,042
  Class B Shares                                         222             200            NA
  Class C Shares                                          23              48            17
  Advisor Shares                                          24              11            --~
                                                  ----------    ------------    ----------
  Total                                               24,895          52,884        29,753
                                                  ==========    ============    ==========
Net Asset Value+
  Institutional Shares                            $     9.68    $       9.53    $     9.32
                                                  ==========    ============    ==========
  Class A Shares--redemption price per share      $     9.67    $       9.56    $     9.31
                                                  ==========    ============    ==========
  Class B Shares--offering price per share*       $     9.68    $       9.50            NA
                                                  ==========    ============    ==========
  Class C Shares--offering price per share*       $     9.68    $       9.53    $     9.32
                                                  ==========    ============    ==========
  Advisor Shares--redemption price per share      $     9.68    $       9.52            -- ~
                                                  ==========    ============    ==========
Maximum Sales Charge
  Class A Shares                                       4.75%           3.50%         3.50%
  Advisor Shares                                       3.25%           2.00%            -- ~
Maximum Offering Price (100%/(100%--Maximum
    sales charge) of net asset value adjusted
    to the nearest cent) per share
  Class A Shares                                  $    10.15    $       9.91    $     9.65
                                                  ==========    ============    ==========
  Advisor Shares                                  $    10.01    $       9.71            -- ~
                                                  ==========    ============    ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------


                                                     U.S.                      INTERMEDIATE        OHIO        MICHIGAN
                                                  GOVERNMENT     MUNICIPAL      MUNICIPAL       MUNICIPAL      MUNICIPAL
                                                     BOND          BOND            BOND            BOND          BOND
                                                  ----------     ---------     ------------     ----------     ---------
ASSETS:
Investments, at cost                              $   24,658     $  45,245     $    156,610     $  101,319     $  49,542
Net unrealized appreciation/(depreciation)              (469)          758            1,641            484          (338)
                                                  ----------     ---------     ------------     ----------     ---------
Investments, at value                                 24,189        46,003          158,251        101,803        49,204
Investment in affiliates, at value (cost
    $6,113, $--, $--, $--, $--; respectively)          6,113            --               --             --            --
                                                  ----------     ---------     ------------     ----------     ---------
  Total Investments                                   30,302        46,003          158,251        101,803        49,204
Interest, dividends and other receivables                149           533            1,491            991           553
Receivable for Fund shares sold                            7            21               12             --            --
Prepaid expenses and other assets                         36            30               72             15             3
                                                  ----------     ---------     ------------     ----------     ---------
  Total Assets                                        30,494        46,587          159,826        102,809        49,760
                                                  ----------     ---------     ------------     ----------     ---------
LIABILITIES:
Payable for investments purchased                         --            --            8,173          2,053           614
Payable for Fund shares redeemed                          62            -- ^             --              5            --
Accrued expenses and other payables:
  Payable to Advisor and affiliates                        9            11               65             52            16
  Distribution and administration services fee             3             1                1              6             1
  Other                                                   30            31               74             46            --
                                                  ----------     ---------     ------------     ----------     ---------
  Total Liabilities                                      104            43            8,313          2,162           631
                                                  ----------     ---------     ------------     ----------     ---------
NET ASSETS:
Paid-in capital                                       31,077        45,584          149,530         99,508        49,819
Accumulated net investment income/(loss)                 272            86                7            235            (2)
Accumulated net realized gain/(loss) from
    investment transactions, options
    contracts, futures                                 (490)           116              335            420          (350)
Net unrealized appreciation/(depreciation) on
    investments, futures and foreign currency           (469)          758            1,641            484          (338)
                                                  ----------     ---------     ------------     ----------     ---------
  Net Assets                                      $   30,390     $  46,544     $    151,513     $  100,647     $  49,129
                                                  ==========     =========     ============     ==========     =========
Net Assets:
  Institutional Shares                            $   25,092     $  44,234     $    149,016     $   81,780     $  43,905
  Class A Shares                                       4,068         1,231            2,038         15,451         4,511
  Class B Shares                                          NA           864              358          2,682           568
  Class C Shares                                       1,230            43              101            734           145
  Advisor Shares                                          -- ~         172               -- ~           -- ~          -- ~
                                                  ----------     ---------     ------------     ----------     ---------
  Total                                           $   30,390     $  46,544     $    151,513     $  100,647     $  49,129
                                                  ==========     =========     ============     ==========     =========
Shares of beneficial interest outstanding
(Unlimited number of shares
authorized, no par value):
  Institutional Shares                                 2,512         4,747           14,979          8,201         4,437
  Class A Shares                                         407           132              205          1,548           457
  Class B Shares                                          NA            93               36            275            57
  Class C Shares                                         124             5               10             74            15
  Advisor Shares                                          -- ~          18               -- ~           -- ~          -- ~
                                                  ----------     ---------     ------------     ----------     ---------
  Total                                                3,043         4,995           15,230         10,098         4,966
                                                  ==========     =========     ============     ==========     =========
Net Asset Value+
  Institutional Shares                            $     9.99     $    9.32     $       9.95     $     9.97     $    9.90
                                                  ==========     =========     ============     ==========     =========
  Class A Shares--redemption price per share      $     9.99     $    9.36     $       9.95     $     9.98     $    9.88
                                                  ==========     =========     ============     ==========     =========
  Class B Shares--offering price per share*               NA     $    9.29     $       9.94     $     9.75     $    9.88
                                                  ==========     =========     ============     ==========     =========
  Class C Shares--offering price per share*       $     9.92     $    9.32     $       9.95     $     9.94     $    9.89
                                                  ==========     =========     ============     ==========     =========
  Advisor Shares--redemption price per share              -- ~   $    9.31               -- ~           -- ~          -- ~
                                                  ==========     =========     ============     ==========     =========
Maximum Sales Charge
  Class A Shares                                       4.75%         4.75%            3.50%          4.75%         4.75%
  Advisor Shares                                          -- ~       3.25%               -- ~           -- ~          -- ~
Maximum Offering Price (100%/(100%--Maximum
    sales charge) of net asset value
    adjusted to the nearest cent) per share
  Class A Shares                                  $    10.49     $    9.83     $      10.31     $    10.48     $   10.37
                                                  ==========     =========     ============     ==========     =========
  Advisor Shares                                          -- ~   $    9.62               -- ~           -- ~          -- ~
                                                  ==========     =========     ============     ==========     =========


______________________
*     Redemption price per share varies by length of time shares are held.

^     Represents fewer than five hundred dollars.

+ Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

~     Advisor shares were liquidated May 11, 2007. See note 1.~

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
                                                        STATEMENTS OF OPERATIONS
                                                FOR THE YEAR ENDED JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------


                                                                                              STRUCTURED
                                                  SMALL CAP       MID CAP       QUALITY       LARGE CAP       EQUITY
                                                   GROWTH         GROWTH         GROWTH        PLUS(a)         INDEX
                                                  ----------     ---------     ----------     ----------     ---------
INVESTMENT INCOME:
Dividend income                                   $      486     $   2,201     $   11,304     $    4,226     $   8,704
Foreign tax withholding                                   (1)           --             --             (1)           --
Income from securities lending                           146           108            108             21            41
Other income                                              --            --             --             54            --
                                                  ----------     ---------     ----------     ----------     ---------
    Total Investment Income                              631         2,309         11,412          4,300         8,745
                                                  ----------     ---------     ----------     ----------     ---------
EXPENSES:
Dividends on securities sold short                        --            --             --             48            --
Investment advisory fees                               1,058         3,019          5,730          1,559         1,295
Administration fees                                      262           654          1,240            386           748
Distribution services fees-Class A Shares                 44            81            265             54           170
Distribution services fees-Class B Shares                 14            63            125             11            43
Distribution services fees-Class C Shares                  3             7             21              1            17
Distribution services fees-Advisor Shares                  2             4             10              1            10
Administrative servicing fees-Class C Shares               1             2              7             -- ^           5
Administrative servicing fees-Select Shares               NA            NA             NA             NA            15
Administrative servicing fees-Preferred Shares            NA            NA             NA             NA           104
Administrative servicing fees-Trust Shares                NA            NA             NA             NA           177
Accounting fees                                           70           113            168             83           153
Registration and filing fees                              43            47             57             40            46
Transfer and dividend disbursing agent fees               70           133            323             81           128
Custody fees                                              21            20             31             20            41
Trustees' fees and expenses                               11            21             40             15            26
Other expenses                                            60           126            294             98           185
                                                  ----------     ---------     ----------     ----------     ---------
    Total expenses                                     1,659         4,290          8,311          2,397         3,163
                                                  ----------     ---------     ----------     ----------     ---------
    Less: Waiver and/or reimbursement from
       Advisor and/or affiliates                         (69)          (19)          (177)          (233)       (1,802)
                                                  ----------     ---------     ----------     ----------     ---------
    Net Expenses                                       1,590         4,271          8,134          2,164         1,361
                                                  ----------     ---------     ----------     ----------     ---------
    Net Investment Income                               (959)       (1,962)         3,278          2,136         7,384
                                                  ----------     ---------     ----------     ----------     ---------
REALIZED AND UNREALIZED GAINS/(LOSSES)
    FROM INVESTMENTS AND FUTURES:
Net realized gains on investment and
    option transactions                               31,785        48,398         95,370         26,176        20,348
Net realized gains on futures transactions                --            --             --          1,024         2,137
Change in unrealized appreciation/depreciation
     on investments and futures                         (952)       15,159         36,701           (724)       32,586
                                                  ----------     ---------     ----------     ----------     ---------
Net realized and unrealized gains on
    investments and futures                           30,833        63,557        132,071         26,476        55,071
Increase from payment by the Advisor                      --           180            748             --            --
                                                  ----------     ---------     ----------     ----------     ---------
Change in net assets resulting from operations    $   29,874     $  61,775     $  136,097     $   28,612     $  62,455
                                                  ==========     =========     ==========     ==========     =========


________________________
(a)   Formerly the Large Cap Core Fund.

^     Represents fewer than five hundred dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------



                                                                 MICRO CAP     SMALL CAP     MULTI CAP
                                                     BALANCED      VALUE         VALUE         VALUE
                                                     --------    ----------    ----------    ----------
INVESTMENT INCOME:
Interest income                                      $     72    $       --    $       --    $       --
Dividend income                                         2,641         1,498         2,197         9,373
Foreign tax withholding                                    --            --            --            (2)
Income from securities lending                              4            64           155            61
Other income                                               --            --            --            --
                                                     --------    ----------    ----------    ----------
  Total Investment Income                               2,717         1,562         2,352         9,432
                                                     --------    ----------    ----------    ----------

EXPENSES:
Investment advisory fees                                  574         1,029         1,171         3,593
Administration fees                                       124           178           225           622
Distribution services fees-Class A Shares                  81            40             6           104
Distribution services fees-Class B Shares                  68            58            12           238
Distribution services fees-Class C Shares                  10            27             6            46
Distribution services fees-Advisor Shares                   1            72             6           169
Administrative servicing fees-Class C Shares                3             9             2            15
Accounting fees                                            70            70            70           109
Registration and filing fees                               44            45            27            42
Transfer and dividend disbursing agent fees                77            91            49           183
Custody fees                                               19            98            13            20
Trustees' fees and expenses                                 4             6             7            19
Other expenses                                             47            47            60           143
                                                     --------    ----------    ----------    ----------
  Total expenses                                        1,122         1,770         1,654         5,303
                                                     --------    ----------    ----------    ----------
  Less: Waiver and/or reimbursement from
       Advisor and/or affiliates                         (270)         (174)          (61)         (334)
                                                     --------    ----------    ----------    ----------
  Net Expenses                                            852         1,596         1,593         4,969
                                                     --------    ----------    ----------    ----------
  Net Investment Income                                 1,865           (34)          759         4,463
                                                     --------    ----------    ----------    ----------

REALIZED AND UNREALIZED GAINS/(LOSSES)
  FROM INVESTMENTS AND FUTURES:
Net realized gains on investment transactions           3,833        18,680        12,223        43,764
Net realized losses on futures transactions                (3)           --            --            --
Realized gain distributions from underlying funds          NA            NA            NA            NA
Change in unrealized appreciation/depreciation on
    investments and futures                             2,710        (4,850)        1,351        14,549
                                                     --------    ----------    ----------    ----------
Net realized and unrealized gains on
    investments and futures                             6,540        13,830        13,574        58,313
Increase from payment by the Advisor                      190            --            --            --
                                                     --------    ----------    ----------    ----------
Change in net assets resulting from operations       $  8,595    $   13,796    $   14,333    $   62,776
                                                     ========    ==========    ==========    ==========


_____________________
#     Income from affiliates.

+     Represents realized gains from investment transactions with affiliates.

^     Represents fewer than five hundred dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
                                                        STATEMENTS OF OPERATIONS
                                                FOR THE YEAR ENDED JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                     DISCIPLINED                      LIFEMODEL
                                                      LARGE CAP       LIFEMODEL      MODERATELY      LIFEMODEL
                                                        VALUE       AGGRESSIVE(SM)  AGGRESSIVE(SM)  MODERATE(SM)
                                                     -----------    -------------   -------------   -----------
INVESTMENT INCOME:
Interest income                                      $        --    $       --      $       --      $       --
Dividend income                                           16,505         1,847 #         6,108 #        13,660 #
Foreign tax withholding                                       --            --              --              --
Income from securities lending                                84            --              --              --
Other income                                                  --            --              --              --
                                                     -----------    ----------      ----------      ----------
  Total Investment Income                                 16,589         1,847           6,108          13,660
                                                     -----------    ----------      ----------      ----------

EXPENSES:
Investment advisory fees                                   5,262           292             521             799
Administration fees                                        1,139           337             602             923
Distribution services fees-Class A Shares                     66           139             328             247
Distribution services fees-Class B Shares                     61           185             572             445
Distribution services fees-Class C Shares                     17            22              68              48
Distribution services fees-Advisor Shares                      2             5               9               2
Administrative servicing fees-Class C Shares                   6             7              23              16
Accounting fees                                              159            77             107             141
Registration and filing fees                                  51            33              37              37
Transfer and dividend disbursing agent fees                  171           111             204             189
Custody fees                                                  26            15              20              24
Trustees' fees and expenses                                   35            10              19              29
Other expenses                                               193            70             122             188
                                                     -----------    ----------      ----------      ----------
  Total expenses                                           7,188         1,303           2,632           3,088
                                                     -----------    ----------      ----------      ----------
  Less: Waiver and/or reimbursement from
       Advisor and/or affiliates                            (284)         (787)         (1,354)         (1,903)
                                                     -----------    ----------      ----------      ----------
  Net Expenses                                             6,904           516           1,278           1,185
                                                     -----------    ----------      ----------      ----------
  Net Investment Income                                    9,685         1,331           4,830          12,475
                                                     -----------    ----------      ----------      ----------

REALIZED AND UNREALIZED GAINS/(LOSSES)
  FROM INVESTMENTS AND FUTURES:
Net realized gains on investment transactions             49,838           537 +         3,573 +         6,016 +
Net realized losses on futures transactions                   --            --              --              --
Realized gain distributions from underlying funds             NA        14,140 +        20,710 +        23,819 +
Change in unrealized appreciation/depreciation on
    investments and futures                               24,718        14,305          18,609          20,732
                                                     -----------    ----------      ----------      ----------
Net realized and unrealized gains on
    investments and futures                               74,556        28,982          42,892          50,567
Increase from payment by the Advisor                          97            --              --              --
                                                     -----------    ----------      ----------      ----------
Change in net assets resulting from operations       $    84,338    $   30,313      $   47,722      $   63,042
                                                     ===========    ==========      ==========      ==========

                                                        LIFEMODEL
                                                       MODERATELY         LIFEMODEL      STRATEGIC
                                                     CONSERVATIVE(SM)  CONSERVATIVE(SM)   INCOME
                                                     ---------------   ---------------    ---------
INVESTMENT INCOME:
Interest income                                      $         --      $         --      $   3,068
Dividend income                                             3,098 #           2,050 #        6,211
Foreign tax withholding                                        --                --             --
Income from securities lending                                 --                --             29
Other income                                                   --                --             --
                                                     ------------      ------------      ---------
  Total Investment Income                                   3,098             2,050          9,308
                                                     ------------      ------------      ---------

EXPENSES:
Investment advisory fees                                      157                82          1,602
Administration fees                                           181                94            277
Distribution services fees-Class A Shares                      93                39             12
Distribution services fees-Class B Shares                     201               101             17
Distribution services fees-Class C Shares                      23                25            137
Distribution services fees-Advisor Shares                      -- ^              -- ^           99
Administrative servicing fees-Class C Shares                    8                 8             46
Accounting fees                                                69                70             72
Registration and filing fees                                   34                33             39
Transfer and dividend disbursing agent fees                    60                38             78
Custody fees                                                   12                10             12
Trustees' fees and expenses                                     6                 3              9
Other expenses                                                 42                21             67
                                                     ------------      ------------      ---------
  Total expenses                                              886               524          2,467
                                                     ------------      ------------      ---------
  Less: Waiver and/or reimbursement from
       Advisor and/or affiliates                             (477)             (307)          (457)
                                                     ------------      ------------      ---------
  Net Expenses                                                409               217          2,010
                                                     ------------      ------------      ---------
  Net Investment Income                                     2,689             1,833          7,298
                                                     ------------      ------------      ---------

REALIZED AND UNREALIZED GAINS/(LOSSES)
  FROM INVESTMENTS AND FUTURES:
Net realized gains on investment transactions               1,714 +             346 +        1,943
Net realized losses on futures transactions                    --                --             --
Realized gain distributions from underlying funds           3,989 +           1,100 +           NA
Change in unrealized appreciation/depreciation on
    investments and futures                                 2,577             1,103         (1,791)
                                                     ------------      ------------      ---------
Net realized and unrealized gains on
    investments and futures                                 8,280             2,549            152
Increase from payment by the Advisor                           --                --             --
                                                     ------------      ------------      ---------
Change in net assets resulting from operations       $     10,969      $      4,382      $   7,450
                                                     ============      ============      =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------



                                                       DIVIDEND                   INTERNATIONAL    HIGH YIELD
                                                        GROWTH      TECHNOLOGY       EQUITY           BOND          BOND
                                                       --------     ----------    -------------    ----------     ---------
INVESTMENT INCOME:
Interest income                                        $     --     $       --    $         621    $    5,015     $  14,356
Dividend income                                             729            236           13,244           112           266
Foreign tax withholding                                      --            (17)            (982)           --            --
Income from securities lending                                1             18              265            26            11
Other income                                                 --             --               --            --            --
                                                       --------     ----------    -------------    ----------     ---------
  Total Investment Income                                   730            237           13,148         5,153        14,633
                                                       --------     ----------    -------------    ----------     ---------

EXPENSES:
Investment advisory fees                                    208            550            4,980           459         1,658
Administration fees                                          45             95              862           114           478
Distribution services fees-Class A Shares                    11             10               70            -- ^          25
Distribution services fees-Class B Shares                     4              9               24             1            25
Distribution services fees-Class C Shares                     3              4                7             1             2
Distribution services fees-Advisor Shares                    -- ^           18               49            -- ^           1
Administrative servicing fees-Class C Shares                  1              1                2            -- ^           1
Accounting fees                                              70             70              136            70            94
Registration and filing fees                                 45             41               50            24            44
Transfer and dividend disbursing agent fees                  35             41              138            27            81
Custody fees                                                 14             16              333             6            30
Trustees' fees and expenses                                   1              3               29             4            16
Other expenses                                               17             37              234            46           118
                                                       --------     ----------    -------------    ----------     ---------
  Total expenses                                            454            895            6,914           752         2,573
                                                       --------     ----------    -------------    ----------     ---------
  Less: Waiver and/or reimbursement from
       Advisor and/or affiliates                           (244)            --              (33)         (264)         (531)
  Distribution services-Class A Shares and
       Class B Shares waived                                 --             --               --            --            --
                                                       --------     ----------    -------------    ----------     ---------
  Net Expenses                                              210            895            6,881           488         2,042
                                                       --------     ----------    -------------    ----------     ---------
  Net Investment Income/(Loss)                              520           (658)           6,267         4,665        12,591
                                                       --------     ----------    -------------    ----------     ---------

REALIZED AND UNREALIZED GAINS/(LOSSES) FROM
    INVESTMENTS, OPTIONS, FUTURES, AND
    FOREIGN CURRENCY
Net realized gains/(losses) on investment, option
    and foreign currency transactions                     1,314          7,458           43,928          (451)        1,239
Net realized gains/(losses) on futures transactions          --             --            3,024            --           (70)
Change in unrealized appreciation/depreciation
    on investments, options, futures
    and foreign currency                                  1,855          2,103           55,245          (938)         (566)
                                                       --------     ----------    -------------    ----------     ---------
Net realized and unrealized gains/(losses) on
    investments, options, futures
    and foreign currency                                  3,169          9,561          102,197        (1,389)          603
Increase from payment by the Advisor                         66             20              134            --           124
                                                       --------     ----------    -------------    ----------     ---------
Change in net assets resulting from operations         $  3,755     $    8,923    $     108,598    $    3,276     $  13,318
                                                       ========     ==========    =============    ==========     =========


_________________
^     Represents fewer than five hundred dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
                                                        STATEMENTS OF OPERATIONS
                                                FOR THE YEAR ENDED JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                                         U.S.
                                                       INTERMEDIATE    SHORT TERM     GOVERNMENT    MUNICIPAL
                                                           BOND           BOND           BOND         BOND
                                                       ------------    ----------     ----------    ---------
INVESTMENT INCOME:
Interest income                                        $     24,684    $   11,843     $    2,291    $   1,894
Dividend income                                                 791           342            204            8
Foreign tax withholding                                          --            --             --           --
Income from securities lending                                   16            25             --           --
Other income                                                     --            --             --           --
                                                       ------------    ----------     ----------    ---------
  Total Investment Income                                    25,491        12,210          2,495        1,902
                                                       ------------    ----------     ----------    ---------

EXPENSES:
Investment advisory fees                                      2,546         1,321            271          234
Administration fees                                             802           457             85           74
Distribution services fees-Class A Shares                        51            27             53            3
Distribution services fees-Class B Shares                        20            --             --           10
Distribution services fees-Class C Shares                         5             1             11           -- ^
Distribution services fees-Advisor Shares                        -- ^          --             --            1
Administrative servicing fees-Class C Shares                      1            -- ^            4           -- ^
Accounting fees                                                 129            81             60           70
Registration and filing fees                                     43            45             36           31
Transfer and dividend disbursing agent fees                     117            76             27           24
Custody fees                                                     31            19              7           10
Trustees' fees and expenses                                      28            15              3            3
Other expenses                                                  186            95             29           34
                                                       ------------    ----------     ----------    ---------
  Total expenses                                              3,959         2,137            586          494
                                                       ------------    ----------     ----------    ---------
  Less: Waiver and/or reimbursement from
       Advisor and/or affiliates                               (642)         (419)          (178)        (219)
  Distribution services-Class A Shares and
       Class B Shares waived                                    (14)           --             --           --
                                                       ------------    ----------     ----------    ---------
  Net Expenses                                                3,303         1,718            408          275
                                                       ------------    ----------     ----------    ---------
  Net Investment Income/(Loss)                               22,188        10,492          2,087        1,627
                                                       ------------    ----------     ----------    ---------

REALIZED AND UNREALIZED GAINS/(LOSSES) FROM
    INVESTMENTS, OPTIONS, FUTURES, AND
    FOREIGN CURRENCY
Net realized gains/(losses) on investment, option
    and foreign currency transactions                        (1,228)         (538)          (645)         259
Net realized gains/(losses) on futures transactions              --            --             --           --
Change in unrealized appreciation/depreciation
    on investments, options, futures
    and foreign currency                                      2,954         2,845            889        (282)
                                                       ------------    ----------     ----------    ---------
Net realized and unrealized gains/(losses) on
    investments, options, futures
    and foreign currency                                      1,726         2,307            244         (23)
Increase from payment by the Advisor                            160            --             35           91
                                                       ------------    ----------     ----------    ---------
Change in net assets resulting from operations         $     24,074    $   12,799     $    2,366    $   1,695
                                                       ============    ==========     ==========    =========

                                                       INTERMEDIATE       OHIO       MICHIGAN
                                                        MUNICIPAL       MUNICIPAL    MUNICIPAL
                                                           BOND           BOND         BOND
                                                       ------------     ---------    ---------
INVESTMENT INCOME:
Interest income                                        $      6,797     $   4,679    $   1,891
Dividend income                                                  47             3           25
Foreign tax withholding                                          --            --           --
Income from securities lending                                   --            --           --
Other income                                                     --            --           --
                                                       ------------     ---------    ---------
  Total Investment Income                                     6,844         4,682        1,916
                                                       ------------     ---------    ---------

EXPENSES:
Investment advisory fees                                        873           600          234
Administration fees                                             275           189           90
Distribution services fees-Class A Shares                         6            53           12
Distribution services fees-Class B Shares                         4            31            6
Distribution services fees-Class C Shares                         1             8            1
Distribution services fees-Advisor Shares                        --            --           --
Administrative servicing fees-Class C Shares                     -- ^           3           -- ^
Accounting fees                                                  71            70           70
Registration and filing fees                                     41            42           33
Transfer and dividend disbursing agent fees                      47            39           24
Custody fees                                                     16            12           10
Trustees' fees and expenses                                      10             6            3
Other expenses                                                   87            59           44
                                                       ------------     ---------    ---------
  Total expenses                                              1,431         1,112          527
                                                       ------------     ---------    ---------
  Less: Waiver and/or reimbursement from
       Advisor and/or affiliates                               (333)         (155)        (154)
  Distribution services-Class A Shares and
       Class B Shares waived                                     (3)           --           (5)
                                                       ------------     ---------    ---------
  Net Expenses                                                1,095           957          368
                                                       ------------     ---------    ---------
  Net Investment Income/(Loss)                                5,749         3,725        1,548
                                                       ------------     ---------    ---------

REALIZED AND UNREALIZED GAINS/(LOSSES) FROM
    INVESTMENTS, OPTIONS, FUTURES, AND
    FOREIGN CURRENCY
Net realized gains/(losses) on investment, option
    and foreign currency transactions                           845           521          (66)
Net realized gains/(losses) on futures transactions              --            --           --
Change in unrealized appreciation/depreciation
    on investments, options, futures
    and foreign currency                                       (902)         (818)         166
                                                       ------------     ---------    ---------
Net realized and unrealized gains/(losses) on
    investments, options, futures
    and foreign currency                                        (57)         (297)         100
Increase from payment by the Advisor                             --           135           --
                                                       ------------     ---------    ---------
Change in net assets resulting from operations         $      5,692     $   3,563    $   1,648
                                                       ============     =========    =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                       SMALL CAP                  MID CAP
                                                         GROWTH                    GROWTH                QUALITY GROWTH
                                                 ----------------------    ----------------------    ----------------------
                                                   YEAR         YEAR         YEAR          YEAR        YEAR         YEAR
                                                   ENDED        ENDED        ENDED         ENDED       ENDED        ENDED
                                                 JULY 31,     JULY 31,     JULY 31,      JULY 31,    JULY 31,     JULY 31,
                                                   2007         2006         2007          2006        2007         2006
                                                 ---------    ---------    ---------    ---------    ---------    ---------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income/(loss)                  $    (959)   $  (1,426)   $  (1,962)   $  (1,152)   $   3,278    $  (2,049)
   Net realized gains on investment and
    option transactions                             31,785       39,940       48,398       88,879       95,370       95,193
   Net realized gains/(losses) on
    futures transactions                                --          257           --           --           --           --
   Net change in unrealized appreciation/
    depreciation on investments,
    options and futures                               (952)     (34,296)      15,159      (70,388)      36,701     (123,423)
   Increase from payment by the Advisor                 --           --          180           --          748           --
                                                 ---------    ---------    ---------    ---------    ---------    ---------
Change in net assets resulting from operations      29,874        4,475       61,775       17,339      136,097      (30,279)
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Distributions to shareholders from
net investment income:
   Institutional Shares                                 --           --           --         (353)      (2,837)          --
   Class A Shares                                       --           --           --          (17)        (377)          --
   Class B Shares                                       --           --           --           --           (8)          --
   Class C Shares                                       --           --           --           --           (1)          --
   Advisor Shares                                       --           --           --           --           (5)          --
   Select Shares                                        NA           NA           NA           NA           NA           NA
   Preferred Shares                                     NA           NA           NA           NA           NA           NA
   Trust Shares                                         NA           NA           NA           NA           NA           NA

Distributions from net realized gains:
   Institutional Shares                            (28,825)     (19,569)     (66,351)      (4,028)      (8,983)          --
   Class A Shares                                   (3,859)      (2,500)      (6,625)        (479)      (1,649)          --
   Class B Shares                                     (318)        (211)      (1,326)         (85)        (202)          --
   Class C Shares                                      (93)         (74)        (236)         (18)         (47)          --
   Advisor Shares                                     (101)         (99)        (156)         (13)         (35)          --
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   Change in net assets from
    shareholder distributions                      (33,196)     (22,453)     (74,694)      (4,993)     (14,144)          --
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   Change in net assets from
    Fund share transactions                        (12,946)     (75,185)       1,410      (95,876)    (228,195)    (119,709)
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   Change in net assets                            (16,268)     (93,163)     (11,509)     (83,530)    (106,242)    (149,988)
NET ASSETS:
   Beginning of period                             147,061      240,224      361,012      444,542      749,900      899,888
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   End of period                                 $ 130,793    $ 147,061    $ 349,503    $ 361,012    $ 643,658    $ 749,900
                                                 =========    =========    =========    =========    =========    =========
Accumulated net investment income/(loss)         $      (8)   $     (10)   $      --    $      --    $      50    $      --
                                                 =========    =========    =========    =========    =========    =========


____________________
(a)   Formerly the Large Cap Core Fund.

(b) Reflects operations from the period from August 1, 2005 (date of commencement of operations) to July 31, 2006 for Advisor Shares.

^     Represents fewer than five hundred dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                       STRUCTURED
                                                   LARGE CAP PLUS(a)            EQUITY INDEX
                                                 ----------------------     ----------------------
                                                   YEAR         YEAR          YEAR         YEAR
                                                   ENDED        ENDED         ENDED        ENDED
                                                 JULY 31,     JULY 31,      JULY 31,     JULY 31,
                                                   2007        2006(b)        2007         2006
                                                 ---------    ---------     ---------    ---------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income/(loss)                  $   2,136    $   2,002     $   7,384    $   6,743
   Net realized gains on investment and
    option transactions                             26,176       10,681        20,348       15,100
   Net realized gains/(losses) on
    futures transactions                             1,024         (163)        2,137          222
   Net change in unrealized appreciation/
    depreciation on investments,
    options and futures                               (724)      (1,203)       32,586       (1,847)
   Increase from payment by the Advisor                 --           --            --           --
                                                 ---------    ---------     ---------    ---------
Change in net assets resulting from operations      28,612       11,317        62,455       20,218
                                                 ---------    ---------     ---------    ---------

Distributions to shareholders from
net investment income:
   Institutional Shares                             (1,485)      (1,749)       (3,548)      (3,218)
   Class A Shares                                     (122)        (180)       (1,052)      (1,082)
   Class B Shares                                       (1)          (2)          (35)         (36)
   Class C Shares                                       --           -- ^         (18)         (18)
   Advisor Shares                                       --           -- ^         (27)         (20)
   Select Shares                                        NA           NA          (316)        (301)
   Preferred Shares                                     NA           NA        (1,143)      (1,209)
   Trust Shares                                         NA           NA        (1,096)      (1,121)

Distributions from net realized gains:
   Institutional Shares                               (679)      (1,989)           --           --
   Class A Shares                                      (75)        (277)           --           --
   Class B Shares                                       (4)         (12)           --           --
   Class C Shares                                       --           (2)           --           --
   Advisor Shares                                       --           -- ^          --           --
                                                 ---------    ---------     ---------    ---------
   Change in net assets from
    shareholder distributions                       (2,366)      (4,211)       (7,235)     (7,005)
                                                 ---------    ---------     ---------    ---------
   Change in net assets from
    Fund share transactions                        (14,014)     (13,554)      (39,859)    (25,827)
                                                 ---------    ---------     ---------    ---------
   Change in net assets                             12,232       (6,448)       15,361     (12,614)
NET ASSETS:
   Beginning of period                             188,501      194,949       407,671      420,285
                                                 ---------    ---------     ---------    ---------
   End of period                                 $ 200,733    $ 188,501     $ 423,032    $ 407,671
                                                 =========    =========     =========    =========
Accumulated net investment income/(loss)         $     598    $      87     $     581    $     434
                                                 =========    =========     =========    =========

                                                                                 MICRO CAP
                                                       BALANCED                    VALUE
                                                 ----------------------    ---------------------
                                                   YEAR         YEAR         YEAR         YEAR
                                                   ENDED        ENDED        ENDED        ENDED
                                                 JULY 31,     JULY 31,     JULY 31,     JULY 31,
                                                   2007         2006         2007         2006
                                                 ---------    ---------    ---------    ---------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income/(loss)                  $   1,865    $   1,772    $     (34)   $      20
   Net realized gains on investment and
    option transactions                              3,833        8,157       18,680       41,836
   Net realized gains/(losses) on
    futures transactions                                (3)          --           --           --
   Net change in unrealized appreciation/
    depreciation on investments,
    options and futures                              2,710      (11,421)      (4,850)     (39,004)
   Increase from payment by the Advisor                190           --           --           --
                                                 ---------    ---------    ---------    ---------
Change in net assets resulting from operations       8,595       (1,492)      13,796        2,852
                                                 ---------    ---------    ---------    ---------

Distributions to shareholders from
net investment income:
   Institutional Shares                               (826)        (922)        (409)         (84)
   Class A Shares                                     (781)        (807)         (85)          (7)
   Class B Shares                                     (117)         (85)          (8)          --
   Class C Shares                                      (21)         (28)          (3)          --
   Advisor Shares                                       (3)          (2)         (63)          --
   Select Shares                                        NA           NA           NA           NA
   Preferred Shares                                     NA           NA           NA           NA
   Trust Shares                                         NA           NA           NA           NA

Distributions from net realized gains:
   Institutional Shares                                 --           --      (14,807)     (26,630)
   Class A Shares                                       --           --       (3,754)      (5,289)
   Class B Shares                                       --           --       (1,399)      (2,148)
   Class C Shares                                       --           --         (699)      (1,672)
   Advisor Shares                                       --           --       (3,728)      (6,413)
                                                 ---------    ---------    ---------    ---------
   Change in net assets from
    shareholder distributions                       (1,748)      (1,844)     (24,955)     (42,243)
                                                 ---------    ---------    ---------    ---------
   Change in net assets from
    Fund share transactions                        (31,764)     (48,640)     (27,752)     (18,958)
                                                 ---------    ---------    ---------    ---------
   Change in net assets                            (24,917)     (51,976)     (38,911)     (58,349)
NET ASSETS:
   Beginning of period                              82,354      134,330      119,230      177,579
                                                 ---------    ---------    ---------    ---------
   End of period                                 $  57,437    $  82,354    $  80,319    $ 119,230
                                                 =========    =========    =========    =========
Accumulated net investment income/(loss)         $     463    $     134    $      --    $      --
                                                 =========    =========    =========    =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                                                     DISCIPLINED LARGE CAP
                                                     SMALL CAP VALUE          MULTI CAP VALUE                VALUE
                                                 ----------------------    ----------------------    ----------------------
                                                   YEAR         YEAR         YEAR         YEAR         YEAR         YEAR
                                                   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                 JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,
                                                   2007         2006         2007         2006         2007        2006(a)
                                                 ---------    ---------    ---------    ---------    ---------    ---------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                         $     759    $     488    $   4,463    $   2,902    $   9,685    $   8,363
   Net realized gains/(losses) on investment
    transactions                                    12,223       20,068       43,764       67,055       49,838       88,966
   Realized gain distributions from
    underlying funds                                    NA           NA           NA           NA           NA           NA
   Net change in unrealized appreciation/
    depreciation on investments                      1,351      (18,289)      14,549      (43,868)      24,718      (44,459)
   Increase from payment by the Advisor                 --           --           --           --           97           --
                                                 ---------    ---------    ---------    ---------    ---------    ---------
Change in net assets resulting from operations      14,333        2,267       62,776       26,089       84,338       52,870
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Distributions to shareholders from net
investment income:
   Institutional Shares                               (510)        (288)      (3,577)      (2,147)      (9,176)      (7,875)
   Class A Shares                                       (9)          --         (487)        (275)        (333)        (266)
   Class B Shares                                       (2)          --         (121)         (53)         (30)         (24)
   Class C Shares                                       (1)          --          (35)         (10)         (11)          (9)
   Advisor Shares                                       (3)          --         (307)        (162)          (3)          (2)

Distributions from net realized gains:
   Institutional Shares                            (15,397)     (13,847)     (37,807)     (19,664)     (83,952)     (54,494)
   Class A Shares                                     (303)        (285)      (6,142)      (3,250)      (3,384)      (2,337)
   Class B Shares                                     (155)        (135)      (3,665)      (1,866)        (819)        (541)
   Class C Shares                                      (97)        (105)        (914)        (392)        (292)        (222)
   Advisor Shares                                     (136)        (147)      (5,236)      (2,894)         (44)         (16)
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   Change in net assets from
    shareholder distributions                      (16,613)     (14,807)     (58,291)     (30,713)     (98,044)     (65,786)
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   Change in net assets from
    Fund share transactions                         (4,132)     (30,546)       4,696      (50,529)      89,070       18,441
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   Change in net assets                             (6,412)     (43,086)       9,181      (55,153)      75,364        5,525
NET ASSETS:
   Beginning of period                             122,182      165,268      323,898      379,051      612,633      607,108
                                                 ---------    ---------    ---------    ---------    ---------    ---------
   End of period                                 $ 115,770    $ 122,182    $ 333,079    $ 323,898    $ 687,997    $ 612,633
                                                 =========    =========    =========    =========    =========    =========
Accumulated net investment income                $     434    $     200    $     191    $     255    $     941    $     711
                                                 =========    =========    =========    =========    =========    =========


_________________________
(a) Reflects operations from the period from August 1, 2005 (date of commencement of operations) to July 31, 2006 for Advisor Shares.

+ Represents realized gains/(losses) from investment transactions with affiliates.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                       LIFEMODEL             LIFEMODEL MODERATELY
                                                      AGGRESSIVE(SM)            AGGRESSIVE(SM)
                                                 ----------------------     ----------------------
                                                   YEAR         YEAR          YEAR          YEAR
                                                   ENDED        ENDED         ENDED         ENDED
                                                 JULY 31,     JULY 31,      JULY 31,      JULY 31,
                                                   2007        2006(a)        2007         2006(a)
                                                 ---------    ---------     ---------    ---------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                         $   1,331    $   1,846     $   4,830    $   5,684
   Net realized gains/(losses) on investment
    transactions                                       537 +        (82) +      3,573 +         12 +
   Realized gain distributions from
    underlying funds                                14,140 +      5,088 +      20,710 +      8,409 +
   Net change in unrealized appreciation/
    depreciation on investments                     14,305         (259)       18,609       (1,747)
   Increase from payment by the Advisor                 --           --            --           --
                                                 ---------    ---------     ---------    ---------
Change in net assets resulting from operations      30,313        6,593        47,722       12,358
                                                 ---------    ---------     ---------    ---------

Distributions to shareholders from net
investment income:
   Institutional Shares                               (870)      (1,151)       (2,532)      (2,542)
   Class A Shares                                     (318)        (540)       (1,912)      (2,296)
   Class B Shares                                      (30)        (115)         (410)        (563)
   Class C Shares                                       (5)         (16)          (66)         (93)
   Advisor Shares                                       (4)          (1)          (22)         (10)

Distributions from net realized gains:
   Institutional Shares                             (2,955)      (1,714)       (3,623)      (2,273)
   Class A Shares                                   (1,460)      (1,043)       (3,243)      (2,490)
   Class B Shares                                     (498)        (349)       (1,409)        (996)
   Class C Shares                                      (79)         (48)         (228)        (172)
   Advisor Shares                                      (26)          (1)          (46)          (5)
                                                 ---------    ---------     ---------    ---------
   Change in net assets from
    shareholder distributions                       (6,245)      (4,978)      (13,491)     (11,440)
                                                 ---------    ---------     ---------    ---------
   Change in net assets from
    Fund share transactions                          3,369       34,927       (18,844)      31,606
                                                 ---------    ---------     ---------    ---------
   Change in net assets                             27,437       36,542        15,387       32,524
NET ASSETS:
   Beginning of period                             172,153      135,611       327,067      294,543
                                                 ---------    ---------     ---------    ---------
   End of period                                 $ 199,590    $ 172,153     $ 342,454    $ 327,067
                                                 =========    =========     =========    =========
Accumulated net investment income                $   1,212    $      23     $   1,834    $     323
                                                 =========    =========     =========    =========

                                                       LIFEMODEL            LIFEMODEL MODERATELY
                                                      MODERATE(SM)            CONSERVATIVE(SM)
                                                 ----------------------    ---------------------
                                                   YEAR         YEAR         YEAR          YEAR
                                                   ENDED        ENDED        ENDED         ENDED
                                                 JULY 31,     JULY 31,     JULY 31,      JULY 31,
                                                   2007        2006(a)       2007         2006(a)
                                                 --------     ---------    ---------    ---------
CHANGE IN NET ASSETS:
OPERATIONS:
   Net investment income                         $  12,475    $  12,348    $   2,689    $   2,836
   Net realized gains/(losses) on investment
    transactions                                     6,016 +        703 +      1,714 +      1,257 +
   Realized gain distributions from
    underlying funds                                23,819 +     10,525 +      3,989 +      1,770 +
   Net change in unrealized appreciation/
    depreciation on investments                     20,732       (6,444)       2,577       (2,737)
   Increase from payment by the Advisor                 --           --           --           --
                                                 ---------    ---------    ---------    ---------
Change in net assets resulting from operations      63,042       17,132       10,969        3,126
                                                 ---------    ---------    ---------    ---------

Distributions to shareholders from net
investment income:
   Institutional Shares                             (9,595)      (8,669)      (1,282)      (1,189)
   Class A Shares                                   (2,218)      (2,511)        (999)      (1,076)
   Class B Shares                                     (678)        (733)        (387)        (434)
   Class C Shares                                      (96)        (120)         (59)         (70)
   Advisor Shares                                       (9)          (4)          (2)          (2)

Distributions from net realized gains:
   Institutional Shares                             (8,747)      (6,249)      (1,188)        (888)
   Class A Shares                                   (2,291)      (2,006)      (1,035)        (940)
   Class B Shares                                   (1,032)        (828)        (557)        (522)
   Class C Shares                                     (146)        (142)         (88)         (84)
   Advisor Shares                                      (11)          (2)          (2)          (1)
                                                 ---------    ---------    ---------    ---------
   Change in net assets from
    shareholder distributions                      (24,823)     (21,264)      (5,599)      (5,206)
                                                 ---------    ---------    ---------    ---------
   Change in net assets from
    Fund share transactions                        (46,661)      26,544      (10,466)        (983)
                                                 ---------    ---------    ---------    ---------
   Change in net assets                             (8,442)      22,412       (5,096)      (3,063)
NET ASSETS:
   Beginning of period                             520,642      498,230      103,770      106,833
                                                 ---------    ---------    ---------    ---------
   End of period                                 $ 512,200    $ 520,642    $  98,674    $ 103,770
                                                 =========    =========    =========    =========
Accumulated net investment income                $   2,713    $     939    $     498    $     218
                                                 =========    =========    =========    =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                 LIFEMODEL                STRATEGIC
                                                              CONSERVATIVE(SM)             INCOME              DIVIDEND GROWTH
                                                           ---------------------    ---------------------   ---------------------
                                                             YEAR         YEAR        YEAR        YEAR         YEAR       YEAR
                                                             ENDED        ENDED       ENDED       ENDED        ENDED      ENDED
                                                           JULY 31,     JULY 31,    JULY 31,    JULY 31,     JULY 31,   JULY 31,
                                                             2007        2006(a)      2007        2006         2007      2006(a)
                                                           ---------    --------    ---------   ---------   ---------   ---------
CHANGE IN NET ASSETS:
OPERATIONS:
    Net investment income/(loss)                           $   1,833    $  1,918    $   7,298   $   6,795   $     520   $     233
    Net realized gains/(losses) on investment and
      option transactions                                        346 +       503 +      1,943       1,927       1,314       2,473
    Net realized gains/(losses) on futures transactions           --          --           --          --          --          --
    Realized gain distributions
      from underlying funds                                    1,100 +       631 +         NA          NA          NA          NA
    Net change in unrealized appreciation/
      depreciation on investments,
      options and futures                                      1,103      (1,657)      (1,791)     (5,228)      1,855      (1,483)
    Increase from payment by the Advisor                          --          --           --          --          66          --
                                                           ---------    --------    ---------   ---------   ---------   ---------
Change in net assets resulting from operations                 4,382       1,395        7,450       3,494       3,755       1,223
                                                           ---------    --------    ---------   ---------   ---------   ---------

Distributions to shareholders from
     net investment income:
    Institutional Shares                                        (942)       (870)      (5,549)     (4,619)       (412)       (178)
    Class A Shares                                              (546)       (615)        (216)       (218)        (76)        (53)
    Class B Shares                                              (277)       (295)         (65)        (69)         (4)         (3)
    Class C Shares                                               (90)       (109)        (702)       (861)         (4)         (3)
    Advisor Shares                                                (2)         (1)        (852)     (1,065)         -- ^        -- ^

Distributions from net realized gains:
    Institutional Shares                                        (509)       (234)      (1,091)       (297)         --          --
    Class A Shares                                              (315)       (188)         (43)        (15)         --          --
    Class B Shares                                              (206)       (117)         (17)         (6)         --          --
    Class C Shares                                               (67)        (46)        (180)        (74)         --          --
    Advisor Shares                                                (1)         -- ^       (195)        (80)         --          --
                                                           ---------    --------    ---------   ---------   ---------   ---------
    Change in net assets from
      shareholder distributions                               (2,955)     (2,475)      (8,910)     (7,304)       (496)       (237)
                                                           ---------    --------    ---------   ---------   ---------   ---------
    Change in net assets from
      Fund share transactions                                 (3,986)     (4,570)       3,102      (8,104)       (923)      6,329
                                                           ---------    --------    ---------   ---------   ---------   ---------
    Change in net assets                                      (2,559)     (5,650)       1,642     (11,914)      2,336       7,315
NET ASSETS:
    Beginning of period                                       54,592      60,242      154,046     165,960      21,202      13,887
                                                           ---------    --------    ---------   ---------   ---------   ---------
    End of period                                          $  52,033    $ 54,592    $ 155,688   $ 154,046   $  23,538   $  21,202
                                                           =========    ========    =========   =========   =========   =========
Accumulated net investment income/(loss)                   $     224       $ 156    $     (97)  $    (100)  $      24   $      --
                                                           =========    ========    =========   =========   =========   =========


______________________
(a) Reflects operations from the period from August 1, 2005 (date of commencement of operations) to July 31, 2006 for Advisor Shares.

(b) Reflects operations for the period from November 29, 2005 (date of commencement of operations) to July 31, 2006.

^     Represents fewer than five hundred dollars.

+     Represents realized gains from investment transactions with affiliates.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                                      INTERNATIONAL
                                                                TECHNOLOGY               EQUITY
                                                           --------------------   ---------------------
                                                             YEAR        YEAR        YEAR       YEAR
                                                             ENDED       ENDED       ENDED      ENDED
                                                           JULY 31,    JULY 31,    JULY 31,   JULY 31,
                                                             2007        2006        2007       2006
                                                           --------   ---------   ---------   ---------
CHANGE IN NET ASSETS:
OPERATIONS:
    Net investment income/(loss)                           $   (658)  $    (707)  $   6,267   $   5,183
    Net realized gains/(losses) on investment and
      option transactions                                     7,458       2,359      43,928      16,142
    Net realized gains/(losses) on futures transactions          --          --       3,024       3,059
    Realized gain distributions
      from underlying funds                                      --          --          --          --
    Net change in unrealized appreciation/
      depreciation on investments,
      options and futures                                     2,103      (3,384)     55,245      64,678
    Increase from payment by the Advisor                         20          --         134          --
                                                           --------   ---------   ---------   ---------
Change in net assets resulting from operations                8,923      (1,732)    108,598      89,062
                                                           --------   ---------   ---------   ---------

Distributions to shareholders from net
     investment income:
    Institutional Shares                                         --          --      (3,674)     (6,678)
    Class A Shares                                               --          --        (208)       (320)
    Class B Shares                                               --          --         (11)        (14)
    Class C Shares                                               --          --          (5)        (10)
    Advisor Shares                                               --          --         (64)       (102)

Distributions from net realized gains:
    Institutional Shares                                         --          --      (8,232)     (9,322)
    Class A Shares                                               --          --        (542)       (525)
    Class B Shares                                               --          --         (45)        (36)
    Class C Shares                                               --          --         (20)        (26)
    Advisor Shares                                               --          --        (191)       (231)
                                                           --------   ---------   ---------   ---------
    Change in net assets from
      shareholder distributions                                  --          --     (12,992)    (17,264)
                                                           --------   ---------   ---------   ---------
    Change in net assets from
      Fund share transactions                               (25,185)     10,315     (66,740)     85,787
                                                           --------   ---------   ---------   ---------
    Change in net assets                                    (16,262)      8,583      28,866     157,585
NET ASSETS:
    Beginning of period                                      55,212      46,629     475,127     317,542
                                                           --------   ---------   ---------   ---------
    End of period                                          $ 38,950   $  55,212   $ 503,993   $ 475,127
                                                           ========   =========   =========   =========
Accumulated net investment income/(loss)                   $      1   $      --   $   8,390   $   1,428
                                                           ========   =========   =========   =========

                                                                HIGH YIELD
                                                                   BOND                       BOND
                                                           ---------------------      ---------------------
                                                             YEAR        PERIOD          YEAR        YEAR
                                                             ENDED        ENDED          ENDED       ENDED
                                                           JULY 31,     JULY 31,       JULY 31,    JULY 31,
                                                             2007        2006(b)         2007        2006
                                                           --------    ---------      ---------   ---------
CHANGE IN NET ASSETS:
OPERATIONS:
    Net investment income/(loss)                           $  4,665    $   2,423      $  12,591   $  11,962
    Net realized gains/(losses) on investment and
      option transactions                                      (451)         230          1,239      (2,853)
    Net realized gains/(losses) on futures transactions          --           --            (70)         --
    Realized gain distributions
      from underlying funds                                      --           --             --          --
    Net change in unrealized appreciation/
      depreciation on investments,
      options and futures                                      (938)      (2,004)          (566)     (5,788)
    Increase from payment by the Advisor                         --           --            124          --
                                                           --------    ---------      ---------   ---------
Change in net assets resulting from operations                3,276          649         13,318       3,321
                                                           --------    ---------      ---------   ---------

Distributions to shareholders from
     net investment income:
    Institutional Shares                                     (4,610)      (2,421)       (12,368)    (12,002)
    Class A Shares                                              (13)          (7)          (450)       (581)
    Class B Shares                                               (8)          (2)           (91)       (107)
    Class C Shares                                               (5)          (2)           (10)        (16)
    Advisor Shares                                               (1)          -- ^           (9)        (16)

Distributions from net realized gains:
    Institutional Shares                                       (213)          --             --      (1,723)
    Class A Shares                                               (1)          --             --         (89)
    Class B Shares                                               -- ^         --             --         (19)
    Class C Shares                                               -- ^         --             --          (3)
    Advisor Shares                                               -- ^         --             --          (3)
                                                           --------    ---------      ---------   ---------
    Change in net assets from
      shareholder distributions                              (4,851)      (2,432)       (12,928)    (14,559)
                                                           --------    ---------      ---------   ---------
    Change in net assets from
      Fund share transactions                                 3,819       68,204        (26,437)    (34,827)
                                                           --------    ---------      ---------   ---------
    Change in net assets                                      2,244       66,421        (26,047)    (46,065)
NET ASSETS:
    Beginning of period                                      66,421           --        267,032     313,097
                                                           --------    ---------      ---------   ---------
    End of period                                          $ 68,665    $  66,421      $ 240,985   $ 267,032
                                                           ========    =========      =========   =========
Accumulated net investment income/(loss)                   $     50    $      22      $      83   $      27
                                                           ========    =========      =========   =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                INTERMEDIATE             SHORT TERM            U.S. GOVERNMENT
                                                                    BOND                    BOND                    BOND
                                                           ----------------------   ---------------------   ---------------------
                                                             YEAR         YEAR        YEAR        YEAR        YEAR        YEAR
                                                             ENDED        ENDED       ENDED       ENDED       ENDED       ENDED
                                                           JULY 31,     JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                                             2007        2006(a)      2007       2006(a)      2007       2006(a)
                                                           ---------    ---------   ---------   ---------   ---------   ---------
CHANGE IN NET ASSETS:
OPERATIONS:
    Net investment income                                  $  22,188    $  22,954   $  10,492   $   9,950   $   2,087     $ 2,197
    Net realized gains/(losses) on investment
      transactions                                            (1,228)     (10,643)       (538)     (1,687)       (645)       (205)
    Net change in unrealized appreciation/
      depreciation on investments,
      options and futures                                      2,954       (3,876)      2,845         (55)        889        (991)
Increase from payment by the Advisor                             160           --          --          --          35          --
                                                           ---------    ---------   ---------   ---------   ---------   ---------
Change in net assets resulting from operations                24,074        8,435      12,799       8,208       2,366       1,001
                                                           ---------    ---------   ---------   ---------   ---------   ---------

Distributions to shareholders from
     net investment income:
    Institutional Shares                                     (21,462)     (22,657)    (10,428)    (11,345)     (1,039)     (1,092)
    Class A Shares                                              (927)      (1,162)       (412)       (541)       (743)       (848)
    Class B Shares                                               (94)        (118)         NA          NA          NA          NA
    Class C Shares                                               (26)         (34)         (6)         (7)        (43)        (58)
    Advisor Shares                                                (3)          -- ^        -- ^~       -- ^        -- ^~       -- ^

Distributions to shareholders from paid-in capital
  (tax return of capital):
    Institutional Shares                                        (157)          --        (224)         --          --          --
    Class A Shares                                                (7)          --         (10)         --          --          --
    Class B Shares                                                (1)          --          NA          NA          NA          NA
    Class C Shares                                                -- ^         --          -- ^        --          --          --
    Advisor Shares                                                -- ^         --          -- ^~       --          -- ~        --

Distributions from net realized gains:
    Institutional Shares                                          --           --          --          --          --         (79)
    Class A Shares                                                --           --          --          --          --         (68)
    Class B Shares                                                --           --          NA          NA          NA          NA
    Class C Shares                                                --           --          --          --          --          (6)
    Advisor Shares                                                --           --          -- ~        --          -- ~        -- ^
                                                           ---------    ---------   ---------   ---------   ---------   ---------
    Change in net assets from
      shareholder distributions                              (22,677)     (23,971)    (11,080)    (11,893)     (1,825)     (2,151)
                                                           ---------    ---------   ---------   ---------   ---------   ---------
    Change in net assets from Fund
      share transactions                                      35,874      (95,752)      4,500     (76,710)    (24,628)     (7,677)
                                                           ---------    ---------   ---------   ---------   ---------   ---------
    Change in net assets                                      37,271     (111,288)      6,219     (80,395)    (24,087)     (8,827)
NET ASSETS:
    Beginning of period                                      467,023      578,311     270,993     351,388      54,477      63,304
                                                           ---------    ---------   ---------   ---------   ---------   ---------
    End of period                                          $ 504,294    $ 467,023   $ 277,212   $ 270,993   $  30,390   $  54,477
                                                           =========    =========   =========   =========   =========   =========
Accumulated net investment income/(loss)                   $       9    $      69   $      (2)  $      15   $     272   $     154
                                                           =========    =========   =========   =========   =========   =========


________________________
(a) Reflects operations from the period from August 1, 2005 (date of commencement of operations) to July 31, 2006 for Advisor Shares.

^     Represents fewer than five hundred dollars.

~     Advisor share were liquidated May 11, 2007. See Note 1.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                                   INTERMEDIATE MUNICIPAL
                                                              MUNICIPAL BOND               BOND
                                                           ---------------------   ---------------------
                                                             YEAR         YEAR        YEAR       YEAR
                                                             ENDED        ENDED       ENDED      ENDED
                                                           JULY 31,     JULY 31,    JULY 31,   JULY 31,
                                                             2007         2006        2007      2006(a)
                                                           ---------   ---------   ---------   ---------
CHANGE IN NET ASSETS:
OPERATIONS:
    Net investment income                                  $   1,627   $   1,812   $   5,749   $   6,633
    Net realized gains/(losses) on investment
      transactions                                               259         314         845         (60)
    Net change in unrealized appreciation/
      depreciation on investments,
      options and futures                                       (282)     (1,445)       (902)     (3,858)
Increase from payment by the Advisor                              91          --          --          --
                                                           ---------   ---------   ---------   ---------
Change in net assets resulting from operations                 1,695         681       5,692       2,715
                                                           ---------   ---------   ---------   ---------

Distributions to shareholders from net investment income:
    Institutional Shares                                      (1,556)     (1,688)     (5,652)     (6,495)
    Class A Shares                                               (48)        (55)        (77)        (93)
    Class B Shares                                               (28)        (36)         (4)        (24)
    Class C Shares                                                (1)         (4)         (2)         (3)
    Advisor Shares                                                (5)        (10)         -- ^~       -- ^

Distributions to shareholders from paid-in capital
  (tax return of capital):
    Institutional Shares                                          --          --          --          --
    Class A Shares                                                --          --          --          --
    Class B Shares                                                --          --          --          --
    Class C Shares                                                --          --          --          --
    Advisor Shares                                                --          --           --         --

Distributions from net realized gains:
    Institutional Shares                                        (419)     (2,037)       (484)     (2,353)
    Class A Shares                                               (14)        (70)         (7)        (36)
    Class B Shares                                               (10)        (65)         (1)        (11)
    Class C Shares                                               -- ^         (8)         -- ^        (2)
    Advisor Shares                                                (2)        (16)         -- ^~       -- ^
                                                           ---------   ---------   ---------   ---------
    Change in net assets from
      shareholder distributions                               (2,083)     (3,989)     (6,227)     (9,017)
                                                           ---------   ---------   ---------   ---------
    Change in net assets from Fund
      share transactions                                       4,763      (7,998)    (15,586)    (35,350)
                                                           ---------   ---------   ---------   ---------
    Change in net assets                                       4,375     (11,306)    (16,121)    (41,652)
NET ASSETS:
    Beginning of period                                       42,169      53,475     167,634     209,286
                                                           ---------   ---------   ---------   ---------
    End of period                                          $  46,544   $  42,169   $ 151,513   $ 167,634
                                                           =========   =========   =========   =========
Accumulated net investment income/(loss)                   $      86   $      12   $       7   $      15
                                                           =========   =========   =========   =========

                                                              OHIO MUNICIPAL         MICHIGAN MUNICIPAL
                                                                   BOND                     BOND
                                                           ---------------------    ---------------------
                                                             YEAR        YEAR         YEAR        YEAR
                                                             ENDED       ENDED        ENDED       ENDED
                                                           JULY 31,    JULY 31,     JULY 31,    JULY 31,
                                                             2007       2006(a)       2007       2006(a)
                                                           ---------   ---------    ---------   ---------
CHANGE IN NET ASSETS:
OPERATIONS:
    Net investment income                                  $   3,725   $   4,309    $   1,548   $   1,886
    Net realized gains/(losses) on investment
      transactions                                                521       (203)         (66)       (247)
    Net change in unrealized appreciation/
      depreciation on investments,
      options and futures                                       (818)     (2,512)         166        (755)
Increase from payment by the Advisor                             135          --           --          --
                                                           ---------   ---------    ---------   ---------
Change in net assets resulting from operations                 3,563       1,594        1,648         884
                                                           ---------   ---------    ---------   ---------

Distributions to shareholders from
     net investment income:
    Institutional Shares                                      (2,914)     (3,375)      (1,405)     (1,725)
    Class A Shares                                              (676)       (812)        (136)       (136)
    Class B Shares                                               (80)       (100)         (12)        (15)
    Class C Shares                                               (25)        (48)          (4)         (5)
    Advisor Shares                                                -- ~        -- ^         -- ^~       -- ^

Distributions to shareholders from paid-in capital
  (tax return of capital):
    Institutional Shares                                          --          --           --          --
    Class A Shares                                                --          --           --          --
    Class B Shares                                                --          --           --          --
    Class C Shares                                                --          --           --          --
    Advisor Shares                                                --          --           --          --

Distributions from net realized gains:
    Institutional Shares                                         (84)       (240)          --          --
    Class A Shares                                               (22)        (63)          --          --
    Class B Shares                                                (3)        (10)          --          --
    Class C Shares                                                (1)         (4)          --          --
    Advisor Shares                                                -- ~        -- ^         -- ~        --
                                                           ---------   ---------    ---------   ---------
    Change in net assets from
      shareholder distributions                               (3,805)     (4,652)      (1,557)     (1,881)
                                                           ---------   ---------    ---------   ---------
    Change in net assets from Fund
      share transactions                                     (12,505)    (24,071)      (7,166)    (23,235)
                                                           ---------   ---------    ---------   ---------
    Change in net assets                                     (12,747)    (27,129)      (7,075)    (24,232)
NET ASSETS:
    Beginning of period                                      113,394     140,523       56,204      80,436
                                                           ---------   ---------    ---------   ---------
    End of period                                          $ 100,647   $ 113,394    $  49,129   $  56,204
                                                           =========   =========    =========   =========
Accumulated net investment income/(loss)                   $     235   $       6    $      (2)  $       2
                                                           =========   =========    =========   =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------



                                      SMALL CAP GROWTH             MID CAP GROWTH              QUALITY GROWTH
                                   -----------------------     -----------------------     -----------------------
                                     YEAR          YEAR          YEAR          YEAR          YEAR          YEAR
                                     ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                   JULY 31,      JULY 31,      JULY 31,      JULY 31,      JULY 31,      JULY 31,
                                     2007          2006          2007          2006          2007          2006
                                   ---------     ---------     ---------     ---------     ---------     ---------
CAPITAL TRANSACTIONS:

Institutional Shares
      Shares issued                $  17,553     $  13,485     $  40,251     $  46,492     $  31,611     $ 117,271
      Dividends reinvested            28,551        19,476        66,135         4,159         9,949            --
      Shares redeemed                (57,730)     (104,269)     (100,373)     (136,084)     (223,621)     (183,406)
                                   ---------     ---------     ---------     ---------     ---------     ---------
      Total Institutional Shares     (11,626)      (71,308)        6,013       (85,433)     (182,061)      (66,135)
                                   ---------     ---------     ---------     ---------     ---------     ---------

Class A Shares
      Shares issued                    2,120         2,925         1,293         2,329         1,575         3,847
      Dividends reinvested             3,793         2,452         6,389           487         1,865            --
      Shares redeemed                 (7,035)       (8,398)      (11,596)      (11,762)      (43,604)      (50,363)
                                   ---------     ---------     ---------     ---------     ---------     ---------
      Total Class A Shares            (1,122)       (3,021)       (3,914)       (8,946)      (40,164)      (46,516)
                                   ---------     ---------     ---------     ---------     ---------     ---------

Class B Shares
      Shares issued                       30            66            94           647           125           508
      Dividends reinvested               305           201         1,245            80           206            --
      Shares redeemed                   (364)         (490)       (1,776)       (1,253)       (4,286)       (4,375)
                                   ---------     ---------     ---------     ---------     ---------     ---------
      Total Class B Shares               (29)         (223)         (437)         (526)       (3,955)       (3,867)
                                   ---------     ---------     ---------     ---------     ---------     ---------

Class C Shares
      Shares issued                       34            60            79           231            75           187
      Dividends reinvested                89            68           229            18            47            --
      Shares redeemed                    (58)         (315)         (549)         (783)       (1,510)       (2,073)
                                   ---------     ---------     ---------     ---------     ---------     ---------
      Total Class C Shares                65          (187)         (241)         (534)       (1,388)       (1,886)
                                   ---------     ---------     ---------     ---------     ---------     ---------

Advisor Shares
      Shares issued                        5            49            68           224           395           595
      Dividends reinvested                98            90           146             9            32            --
      Shares redeemed                   (337)         (585)         (225)         (670)       (1,054)       (1,900)
                                   ---------     ---------     ---------     ---------     ---------     ---------
      Total Advisor Shares              (234)         (446)          (11)         (437)         (627)       (1,305)
                                   ---------     ---------     ---------     ---------     ---------     ---------

Select Shares
      Shares issued                       NA            NA            NA            NA            NA            NA
      Dividends reinvested                NA            NA            NA            NA            NA            NA
      Shares redeemed                     NA            NA            NA            NA            NA            NA
                                   ---------     ---------     ---------     ---------     ---------     ---------
      Total Select Shares                 NA            NA            NA            NA            NA            NA
                                   ---------     ---------     ---------     ---------     ---------     ---------

Preferred Shares
      Shares issued                       NA            NA            NA            NA            NA            NA
      Dividends reinvested                NA            NA            NA            NA            NA            NA
      Shares redeemed                     NA            NA            NA            NA            NA            NA
                                   ---------     ---------     ---------     ---------     ---------     ---------
      Total Preferred Shares              NA            NA            NA            NA            NA            NA
                                   ---------     ---------     ---------     ---------     ---------     ---------

Trust Shares
      Shares issued                       NA            NA            NA            NA            NA            NA
      Dividends reinvested                NA            NA            NA            NA            NA            NA
      Shares redeemed                     NA            NA            NA            NA            NA            NA
                                   ---------     ---------     ---------     ---------     ---------     ---------
      Total Trust Shares                  NA            NA            NA            NA            NA            NA
                                   ---------     ---------     ---------     ---------     ---------     ---------

Change from capital transactions   $ (12,946)    $ (75,185)    $   1,410     $ (95,876)    $(228,195)    $(119,709)
                                   =========     =========     =========     =========     =========     =========


_____________________
(a)   Formerly the Large Cap Core Fund.

(b) Reflects operations for the period from August 1, 2005 (date of commencement of operations) to July 31, 2006 for Advisor Shares.

^     Represents fewer than five hundred dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                         STRUCTURED
                                     LARGE CAP PLUS (a)             EQUITY INDEX
                                   -----------------------     -----------------------
                                     YEAR          YEAR          YEAR          YEAR
                                     ENDED         ENDED         ENDED         ENDED
                                   JULY 31,      JULY 31,      JULY 31,      JULY 31,
                                     2007         2006(b)        2007          2006
                                   ---------     ---------     ---------     ---------
CAPITAL TRANSACTIONS:

Institutional Shares
      Shares issued                $  32,728     $  16,964     $  71,765     $  82,440
      Dividends reinvested               766         2,159         2,967         2,686
      Shares redeemed                (43,436)      (28,562)      (90,566)      (74,461)
                                   ---------     ---------     ---------     ---------
      Total Institutional Shares      (9,942)       (9,439)      (15,834)       10,665
                                   ---------     ---------     ---------     ---------

Class A Shares
      Shares issued                    1,640         1,337        13,919         9,892
      Dividends reinvested               186           435         1,019         1,048
      Shares redeemed                 (6,337)       (5,713)      (23,375)      (18,395)
                                   ---------     ---------     ---------     ---------
      Total Class A Shares            (4,511)       (3,941)       (8,437)       (7,455)
                                   ---------     ---------     ---------     ---------

Class B Shares
      Shares issued                      147           144           250           491
      Dividends reinvested                 3            10            29            29
      Shares redeemed                   (175)         (244)       (1,107)         (840)
                                   ---------     ---------     ---------     ---------
      Total Class B Shares               (25)          (90)         (828)         (320)
                                   ---------     ---------     ---------     ---------

Class C Shares
      Shares issued                       42            72           464           506
      Dividends reinvested                -- ^           2            14            14
      Shares redeemed                    (40)         (161)         (536)         (903)
                                   ---------     ---------     ---------     ---------
      Total Class C Shares                 2           (87)          (58)         (383)
                                   ---------     ---------     ---------     ---------

Advisor Shares
      Shares issued                      478             3           980           932
      Dividends reinvested                -- ^          -- ^          23            17
      Shares redeemed                    (16)           --          (799)       (1,100)
                                   ---------     ---------     ---------     ---------
      Total Advisor Shares               462             3           204          (151)
                                   ---------     ---------     ---------     ---------

Select Shares
      Shares issued                       NA            NA         2,183         4,805
      Dividends reinvested                NA            NA           259           237
      Shares redeemed                     NA            NA        (4,586)       (6,577)
                                   ---------     ---------     ---------     ---------
      Total Select Shares                 NA            NA        (2,144)       (1,535)
                                   ---------     ---------     ---------     ---------

Preferred Shares
      Shares issued                       NA            NA        12,353        13,177
      Dividends reinvested                NA            NA         1,087         1,151
      Shares redeemed                     NA            NA       (17,957)      (30,070)
                                   ---------     ---------     ---------     ---------
      Total Preferred Shares              NA            NA        (4,517)      (15,742)
                                   ---------     ---------     ---------     ---------

Trust Shares
      Shares issued                       NA            NA           751         2,558
      Dividends reinvested                NA            NA           225           206
      Shares redeemed                     NA            NA        (9,221)      (13,670)
                                   ---------     ---------     ---------     ---------
      Total Trust Shares                  NA            NA        (8,245)      (10,906)
                                   ---------     ---------     ---------     ---------

Change from capital transactions   $ (14,014)    $ (13,554)    $ (39,859)    $ (25,827)
                                   =========     =========     =========     =========

                                          BALANCED                 MICRO CAP VALUE
                                   -----------------------     -----------------------
                                     YEAR          YEAR          YEAR          YEAR
                                     ENDED         ENDED         ENDED         ENDED
                                   JULY 31,      JULY 31,      JULY 31,      JULY 31,
                                     2007          2006          2007          2006
                                   ---------     ---------     ---------     ---------
CAPITAL TRANSACTIONS:

Institutional Shares
      Shares issued                $  3,027       $  4,152      $  6,468     $  20,739
      Dividends reinvested              761            818        14,685        25,967
      Shares redeemed               (19,169)       (27,677)      (35,812)      (48,158)
                                   ---------     ---------     ---------     ---------
      Total Institutional Shares    (15,381)       (22,707)      (14,659)       (1,452)
                                   ---------     ---------     ---------     ---------

Class A Shares
      Shares issued                   2,143          1,014         2,105         6,881
      Dividends reinvested              753            783         3,542         4,993
      Shares redeemed               (16,423)       (22,227)      (10,249)      (18,229)
                                   ---------     ---------     ---------     ---------
      Total Class A Shares          (13,527)       (20,430)       (4,602)       (6,355)
                                   ---------     ---------     ---------     ---------

Class B Shares
      Shares issued                      82            164           108           554
      Dividends reinvested              113             82         1,323         2,023
      Shares redeemed                (2,441)        (3,380)       (1,652)       (1,862)
                                   ---------     ---------     ---------     ---------
      Total Class B Shares           (2,246)        (3,134)         (221)          715
                                   ---------     ---------     ---------     ---------

Class C Shares
      Shares issued                     244            113           977         1,741
      Dividends reinvested               20             28           597         1,557
      Shares redeemed                  (862)        (2,452)       (3,652)       (2,665)
                                   ---------     ---------     ---------     ---------
      Total Class C Shares             (598)        (2,311)       (2,078)          633
                                   ---------     ---------     ---------     ---------

Advisor Shares
      Shares issued                      11             15           608         1,834
      Dividends reinvested                3              2         3,508         5,916
      Shares redeemed                   (26)           (75)      (10,308)      (20,249)
                                   ---------     ---------     ---------     ---------
      Total Advisor Shares              (12)           (58)       (6,192)      (12,499)
                                   ---------     ---------     ---------     ---------

Select Shares
      Shares issued                       NA            NA            NA            NA
      Dividends reinvested                NA            NA            NA            NA
      Shares redeemed                     NA            NA            NA            NA
                                   ---------     ---------     ---------     ---------
      Total Select Shares                 NA            NA            NA            NA
                                   ---------     ---------     ---------     ---------

Preferred Shares
      Shares issued                       NA            NA            NA            NA
      Dividends reinvested                NA            NA            NA            NA
      Shares redeemed                     NA            NA            NA            NA
                                   ---------     ---------     ---------     ---------
      Total Preferred Shares              NA            NA            NA            NA
                                   ---------     ---------     ---------     ---------

Trust Shares
      Shares issued                       NA            NA            NA            NA
      Dividends reinvested                NA            NA            NA            NA
      Shares redeemed                     NA            NA            NA            NA
                                   ---------     ---------     ---------     ---------
      Total Trust Shares                  NA            NA            NA            NA
                                   ---------     ---------     ---------     ---------

Change from capital transactions   $ (31,764)    $ (48,640)    $ (27,752)    $ (18,958)
                                   =========     =========     =========     =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------



                                      SMALL CAP GROWTH         MID CAP GROWTH          QUALITY GROWTH
                                    ---------------------   ---------------------   ---------------------
                                      YEAR        YEAR        YEAR        YEAR        YEAR        YEAR
                                      ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                      2007        2006        2007        2006        2007        2006
                                    ---------   ---------   ---------   ---------   ---------   ---------
SHARE TRANSACTIONS:

Institutional Shares
   Shares issued                        1,292         912       2,507       2,731       1,832       7,148
   Dividends reinvested                 2,340       1,403       4,478         251         574          --
   Shares redeemed                     (4,235)     (7,052)     (6,253)     (8,277)    (12,832)    (11,117)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares            (603)     (4,737)        732      (5,295)    (10,426)     (3,969)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                          168         199          83         140          92         235
   Dividends reinvested                   324         182         446          30         110          --
   Shares redeemed                       (546)       (575)       (745)       (712)     (2,562)     (3,090)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares                   (54)       (194)       (216)       (542)     (2,360)     (2,855)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                            3           4           6          41           8          32
   Dividends reinvested                    27          15          92           5          13          --
   Shares redeemed                        (29)        (34)       (119)        (80)       (264)       (279)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                     1         (15)        (21)        (34)       (243)       (247)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                            3           4           6          15           5          13
   Dividends reinvested                     8           5          18           1           3          --
   Shares redeemed                         (5)        (22)        (40)        (51)        (96)       (136)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                     6         (13)        (16)        (35)        (88)       (123)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                            1           2           4          14          25          38
   Dividends reinvested                     8           7          10           1           2          --
   Shares redeemed                        (25)        (39)        (14)        (42)        (63)       (119)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                   (16)        (30)         -- ^       (27)        (36)        (81)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Select Shares
   Shares issued                           NA          NA          NA          NA          NA          NA
   Dividends reinvested                    NA          NA          NA          NA          NA          NA
   Shares redeemed                         NA          NA          NA          NA          NA          NA
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Select Shares                     NA          NA          NA          NA          NA          NA
                                    ---------   ---------   ---------   ---------   ---------   ---------

Preferred Shares
   Shares issued                           NA          NA          NA          NA          NA          NA
   Dividends reinvested                    NA          NA          NA          NA          NA          NA
   Shares redeemed                         NA          NA          NA          NA          NA          NA
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Preferred Shares                  NA          NA          NA          NA          NA          NA
                                    ---------   ---------   ---------   ---------   ---------   ---------

Trust Shares
   Shares issued                           NA          NA          NA          NA          NA          NA
   Dividends reinvested                    NA          NA          NA          NA          NA          NA
   Shares redeemed                         NA          NA          NA          NA          NA          NA
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Trust Shares                      NA          NA          NA          NA          NA          NA
                                    ---------   ---------   ---------   ---------   ---------   ---------

Change from share transactions           (666)     (4,989)        479      (5,933)    (13,153)     (7,275)
                                    =========   =========   =========   =========   =========   =========


__________________
(a)   Formerly the Large Cap Core Fund.

(b) Reflects operations for the period from August 1, 2005 (date of commencement of operations) to July 31, 2006 for Advisor Shares.

^     Represents fewer than five hundred shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                       STRUCTURED
                                   LARGE CAP PLUS (a)            EQUITY INDEX              BALANCED             MICRO CAP VALUE
                                  ---------------------      ---------------------   ---------------------   ---------------------
                                    YEAR         YEAR          YEAR         YEAR       YEAR        YEAR        YEAR        YEAR
                                    ENDED        ENDED         ENDED        ENDED      ENDED       ENDED       ENDED       ENDED
                                  JULY 31,     JULY 31,      JULY 31,     JULY 31,   JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                    2007        2006(b)        2007         2006       2007        2006        2007        2006
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------
SHARE TRANSACTIONS:

Institutional Shares
   Shares issued                      2,107       1,143          2,657       3,433         232         327         859       2,122
   Dividends reinvested                  46         146            110         112          59          65       2,154       3,250
   Shares redeemed                   (2,509)     (1,923)        (3,367)     (3,119)     (1,456)     (2,178)     (4,744)     (5,287)
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares          (356)       (634)          (600)        426      (1,165)     (1,786)     (1,731)         85
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                         99          91            511         418         164          80         297         808
   Dividends reinvested                  11          30             38          44          58          62         541         644
   Shares redeemed                     (374)       (389)          (862)       (768)     (1,256)     (1,767)     (1,410)     (1,881)
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares                (264)       (268)          (313)       (306)     (1,034)     (1,625)       (572)       (429)
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                          9           9             10          21           6          12          15          62
   Dividends reinvested                  --           1              1           1           9           7         212         269
   Shares redeemed                      (10)        (16)           (42)        (35)       (189)       (270)       (237)       (224)
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                  (1)         (6)           (31)        (13)       (174)       (251)        (10)        107
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                          2           6             17          21          19          10         144         208
   Dividends reinvested                  --          -- ^            1           1           1           2          96         207
   Shares redeemed                       (2)        (11)           (20)        (38)        (67)       (196)       (481)       (310)
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                  --          (5)            (2)        (16)        (47)       (184)       (241)        105
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                         28          -- ^           35          38           1           1          84         210
   Dividends reinvested                  --          -- ^            1           1          -- ^        -- ^       544         770
   Shares redeemed                       (1)         --            (29)        (47)         (2)         (6)     (1,457)     (2,102)
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                  27          -- ^            7          (8)         (1)         (5)       (829)     (1,122)
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------

Select Shares
   Shares issued                         NA          NA             82         200          NA          NA          NA          NA
   Dividends reinvested                  NA          NA              9          10          NA          NA          NA          NA
   Shares redeemed                       NA          NA           (169)       (282)         NA          NA          NA          NA
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------
   Total Select Shares                   NA          NA            (78)        (72)         NA          NA          NA          NA
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------

Preferred Shares
   Shares issued                         NA          NA            454         550          NA          NA          NA          NA
   Dividends reinvested                  NA          NA             40          48          NA          NA          NA          NA
   Shares redeemed                       NA          NA           (664)     (1,250)         NA          NA          NA          NA
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------
   Total Preferred Shares                NA          NA           (170)       (652)         NA          NA          NA          NA
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------

Trust Shares
   Shares issued                         NA          NA             28         107          NA          NA          NA          NA
   Dividends reinvested                  NA          NA              8           9          NA          NA          NA          NA
   Shares redeemed                       NA          NA           (344)       (573)         NA          NA          NA          NA
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------
   Total Trust Shares                    NA          NA           (308)       (457)         NA          NA          NA          NA
                                  ---------   ---------      ---------   ---------   ---------   ---------   ---------   ---------

Change from share transactions         (594)       (913)        (1,495)     (1,098)     (2,421)     (3,851)     (3,383)     (1,254)
                                  =========   =========      =========   =========   =========   =========   =========   =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                                    DISCIPLINED LARGE CAP
                                       SMALL CAP VALUE         MULTI CAP VALUE              VALUE
                                    ---------------------   ---------------------   ---------------------
                                      YEAR        YEAR        YEAR        YEAR        YEAR        YEAR
                                      ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                      2007        2006        2007        2006        2007       2006(a)
                                    ---------   ---------   ---------   ---------   ---------   ---------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                    $  18,879   $  24,440   $  40,510   $  31,770   $ 152,582   $ 100,135
   Dividends reinvested                15,351      14,091      38,232      19,731      84,554      54,710
   Shares redeemed                    (37,712)    (68,554)    (85,610)    (92,103)   (156,187)   (135,385)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares          (3,482)    (30,023)     (6,868)    (40,602)     80,949      19,460
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                          288         651      12,552       5,613      14,524       3,805
   Dividends reinvested                   259         234       5,675       3,111       3,225       2,217
   Shares redeemed                       (728)       (946)    (12,341)     (9,066)    (10,380)     (7,307)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares                  (181)        (61)      5,886        (342)      7,369      (1,285)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                           67         271       1,731       1,808         685         718
   Dividends reinvested                   113          98       3,517       1,798         697         443
   Shares redeemed                       (263)       (176)     (2,947)     (3,853)     (1,212)     (1,008)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                   (83)        193       2,301        (247)        170         153
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                           76         139       4,728       1,523         735         390
   Dividends reinvested                    86          93         564         312         246         175
   Shares redeemed                       (269)       (233)     (1,472)     (1,857)       (631)       (603)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                  (107)         (1)      3,820         (22)        350         (38)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                           43         289       2,036       2,398         206         177
   Dividends reinvested                   120         124       5,368       2,973          35          11
   Shares redeemed                       (442)     (1,067)     (7,847)    (14,687)         (9)        (37)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                  (279)       (654)       (443)     (9,316)        232         151
                                    ---------   ---------   ---------   ---------   ---------   ---------

Change from capital transactions    $  (4,132)  $ (30,546)   $  4,696   $ (50,529)  $  89,070   $  18,441
                                    =========   =========   =========   =========   =========   =========

SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                          895       1,137       1,565       1,243      10,139       6,842
   Dividends reinvested                   753         688       1,573         813       6,073       3,972
   Shares redeemed                     (1,763)     (3,193)     (3,222)     (3,624)    (10,590)     (9,395)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares            (115)     (1,368)        (84)     (1,568)      5,622       1,419
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                           13          29         485         222         986         262
   Dividends reinvested                    13          12         237         129         232         161
   Shares redeemed                        (34)        (44)       (479)       (357)       (711)       (507)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares                    (8)         (3)        243          (6)        507         (84)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                            3          13          69          74          46          49
   Dividends reinvested                     6           5         153          77          50          32
   Shares redeemed                        (13)         (8)       (118)       (157)        (81)        (69)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                    (4)         10         104          (6)         15          12
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                            4           6         189          62          51          27
   Dividends reinvested                     4           5          24          13          18          13
   Shares redeemed                        (13)        (11)        (59)        (75)        (43)        (42)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                    (5)         -- ^       154         -- ^         26          (2)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                            2          14          79          95          14          12
   Dividends reinvested                     6           6         225         124           3           1
   Shares redeemed                        (21)        (50)       (311)       (581)         (1)         (3)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                   (13)        (30)         (7)       (362)         16          10
                                    ---------   ---------   ---------   ---------   ---------   ---------

Change from share transactions           (145)     (1,391)        410      (1,942)      6,186       1,355
                                    =========   =========   =========   =========   =========   =========


________________________
(a) Reflects operations for the period from August 1, 2005 (date of commencement of operations) to July 31, 2006 for Advisor Shares.

^     Represents fewer than five hundred shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                         LIFEMODEL         LIFEMODEL MODERATELY           LIFEMODEL         LIFEMODEL MODERATELY
                                       AGGRESSIVE(SM)          AGGRESSIVE(SM)            MODERATE(SM)          CONSERVATIVE(SM)
                                    --------------------    ---------------------   ---------------------   ---------------------
                                     YEAR        YEAR         YEAR        YEAR        YEAR        YEAR        YEAR        YEAR
                                     ENDED       ENDED        ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                   JULY 31,    JULY 31,     JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                     2007       2006(a)       2007       2006(a)      2007       2006(a)      2007       2006(a)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                   $  34,928   $  53,193    $  40,366   $  51,733   $  59,250   $ 126,383   $  12,948   $  13,916
   Dividends reinvested                3,801       2,838        5,983       4,701      18,093      14,667       2,372       1,999
   Shares redeemed                   (35,137)    (25,510)     (49,433)    (31,436)   (104,703)   (108,380)    (18,924)    (11,056)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares          3,592      30,521       (3,084)     24,998     (27,360)     32,670      (3,604)      4,859
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                      10,154      13,302       16,757      28,416      11,504      21,112       3,505       8,301
   Dividends reinvested                1,601       1,481        4,649       4,428       4,119       4,236       1,891       1,872
   Shares redeemed                   (11,631)    (12,216)     (35,182)    (29,928)    (30,724)    (30,023)     (9,112)    (13,338)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares                  124       2,567      (13,776)      2,916     (15,101)     (4,675)     (3,716)     (3,165)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                       1,343       2,974        4,627       9,238       2,795       6,180         730       1,693
   Dividends reinvested                  466         413        1,634       1,457       1,506       1,437         840         874
   Shares redeemed                    (2,440)     (2,820)      (8,599)     (7,487)     (7,684)     (8,128)     (4,255)     (4,403)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                 (631)        567       (2,338)      3,208      (3,383)       (511)     (2,685)     (1,836)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                         679       1,133        1,687       1,836         833       1,414         594         490
   Dividends reinvested                   69          54          222         232         210         214         121         130
   Shares redeemed                      (734)       (709)      (1,985)     (2,972)     (1,837)     (2,994)     (1,179)     (1,524)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                   14         478          (76)       (904)       (794)     (1,366)       (464)       (904)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                         354         796          681       1,399         176         430           1          65
   Dividends reinvested                   21           1           51          13          18           5           3           2
   Shares redeemed                      (105)         (3)        (302)        (24)       (217)         (9)         (1)         (4)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                  270         794          430       1,388         (23)        426           3          63
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Change from capital transactions    $  3,369   $  34,927    $ (18,844)  $  31,606   $ (46,661)  $  26,544   $ (10,466)  $    (983)
                                   =========   =========    =========   =========   =========   =========   =========   =========

SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                       2,180       3,631        2,688       3,669       4,526      10,098       1,092       1,213
   Dividends reinvested                  243         197          401         339       1,387       1,183         202         176
   Shares redeemed                    (2,169)     (1,756)      (3,267)     (2,248)     (7,959)     (8,678)     (1,590)       (963)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares            254       2,072         (178)      1,760      (2,046)      2,603        (296)        426
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                         634         910        1,115       2,023         878       1,684         296         723
   Dividends reinvested                  102         103          313         320         316         342         161         165
   Shares redeemed                      (727)       (839)      (2,347)     (2,141)     (2,342)     (2,400)       (770)     (1,164)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares                    9         174         (919)        202      (1,148)       (374)       (313)       (276)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                          87         208          313         660         215         496          62         148
   Dividends reinvested                   31          29          111         106         116         117          72          77
   Shares redeemed                      (155)       (199)        (573)       (537)       (588)       (655)       (361)       (385)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                  (37)         38         (149)        229        (257)        (42)       (227)       (160)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                          44          79          115         132          64         115          51          43
   Dividends reinvested                    4           4           15          17          16          17          11          11
   Shares redeemed                       (48)        (50)        (133)       (212)       (142)       (241)       (100)       (133)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                   -- ^        33           (3)        (63)        (62)       (109)        (38)        (79)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                          22          54           46          99          14          35          -- ^         5
   Dividends reinvested                    1          -- ^          4           1           1          -- ^         1          -- ^
   Shares redeemed                        (6)         -- ^        (20)         (2)        (17)         (1)         -- ^        -- ^
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                   17          54           30          98          (2)         34           1           5
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Change from share transactions           243       2,371       (1,219)      2,226      (3,515)      2,112        (873)        (84)
                                   =========   =========    =========   =========   =========   =========   =========   =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                          LIFEMODEL
                                       CONSERVATIVE(SM)       STRATEGIC INCOME         DIVIDEND GROWTH
                                    ---------------------   ---------------------   ---------------------
                                      YEAR        YEAR        YEAR        YEAR        YEAR        YEAR
                                      ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                      2007       2006(a)      2007        2006        2007       2006(a)
                                    ---------   ---------   ---------   ---------   ---------   ---------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                    $   8,972   $   8,371   $  25,799   $  30,183   $   9,365   $  13,614
   Dividends reinvested                 1,412       1,072       1,929         930         126         103
   Shares redeemed                    (10,839)     (6,849)    (17,153)    (19,695)     (8,979)     (4,705)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares            (455)      2,594      10,575      11,418         512       9,012
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                        1,625       2,292       1,442       2,449         248         301
   Dividends reinvested                   821         759         189         180          73          51
   Shares redeemed                     (3,922)     (6,582)     (1,095)     (2,492)     (1,622)     (2,954)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares                (1,476)     (3,531)        536         137      (1,301)     (2,602)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                          595       1,035         404         600          59         114
   Dividends reinvested                   422         378          51          43           3           2
   Shares redeemed                     (2,251)     (3,682)       (500)       (919)       (111)        (67)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                (1,234)     (2,269)        (45)       (276)        (49)         49
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                          401         681         516       1,493          19          50
   Dividends reinvested                   137         121         712         792           3           3
   Shares redeemed                     (1,359)     (2,211)     (5,511)    (10,775)       (104)       (196)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                  (821)     (1,409)     (4,283)     (8,490)        (82)       (143)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                            2          48       1,816       1,974          --          13
   Dividends reinvested                    -- ^         1         905       1,076          -- ^        -- ^
   Shares redeemed                         (2)         (4)     (6,402)    (13,943)         (3) ^       --
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                    --          45      (3,681)    (10,893)         (3)         13
                                    ---------   ---------   ---------   ---------   ---------   ---------

Change from capital transactions    $  (3,986)  $  (4,570)  $   3,102   $  (8,104)  $    (923)  $   6,329
                                    =========   =========   =========   =========   =========   =========

SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                          816         773       2,238       2,675         404         630
   Dividends reinvested                   129         100         167          82           5           5
   Shares redeemed                       (986)       (633)     (1,489)     (1,745)       (367)       (212)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares             (41)        240         916       1,012          42         423
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                          148         212         124         216          10          15
   Dividends reinvested                    75          71          17          16           3           2
   Shares redeemed                       (357)       (610)        (95)       (222)        (67)       (138)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares                  (134)       (327)         46          10         (54)       (121)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                           54          97          35          52           3           5
   Dividends reinvested                    38          35           5           4          -- ^        -- ^
   Shares redeemed                       (205)       (342)        (44)        (81)         (5)         (3)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                  (113)       (210)         (4)        (25)         (2)          2
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                           37          64          45         133           1           4
   Dividends reinvested                    12          11          62          71          -- ^        -- ^
   Shares redeemed                       (125)       (205)       (483)       (963)         (5)        (10)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                   (76)       (130)       (376)       (759)         (4)         (6)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                           -- ^         4         158         174          --           1
   Dividends reinvested                    -- ^        -- ^        79          95          -- ^        -- ^
   Shares redeemed                         -- ^        -- ^      (557)     (1,240)         --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                    -- ^         4        (320)       (971)         --           1
                                    ---------   ---------   ---------   ---------   ---------   ---------

Change from share transactions           (364)       (423)        262        (733)        (18)        299
                                    =========   =========   =========   =========   =========   =========


________________________
(a) Reflects operations for the period from August 1, 2005 (date of commencement of operations) to July 31, 2006 for Advisor Shares.

(b) Reflects operations for the period from November 29, 2005 (date of commencement of operations) to July 31, 2006.

^     Represents fewer than five hundred dollars/shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                        TECHNOLOGY          INTERNATIONAL EQUITY       HIGH YIELD BOND              BOND
                                   ---------------------    ---------------------   ---------------------   ---------------------
                                     YEAR        YEAR         YEAR        YEAR        YEAR       PERIOD       YEAR        YEAR
                                     ENDED       ENDED        ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                   JULY 31,    JULY 31,     JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                     2007        2006         2007        2006        2007       2006(c)      2007        2006
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                   $   9,376   $  22,631    $  88,896   $ 163,862   $  23,931   $  71,545   $  70,897   $  44,572
   Dividends reinvested                   --          --        9,336      11,562         909          70       3,480       4,406
   Shares redeemed                   (32,971)    (12,574)    (151,154)    (88,658)    (21,121)     (3,810)    (96,717)    (78,354)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares        (23,595)     10,057      (52,922)     86,766       3,719      67,805     (22,340)    (29,376)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                         371         651        5,001      10,028          43         272         564       1,047
   Dividends reinvested                   --          --          711         805          10           5         415         613
   Shares redeemed                    (1,904)     (2,441)     (17,514)     (7,793)       (102)        (43)     (4,448)     (5,324)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares               (1,533)     (1,790)     (11,802)      3,040         (49)        234      (3,469)     (3,664)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                          12          83          461         682          64         103          21         192
   Dividends reinvested                   --          --           38          38           2          -- ^        76         111
   Shares redeemed                      (334)       (314)        (323)       (192)         -- ^        (5)       (605)     (1,432)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                 (322)       (231)         176         528          66          98        (508)     (1,129)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                          --         611          124         441          76          56          16           9
   Dividends reinvested                   --          --           21          33           2           1           9          18
   Shares redeemed                      (748)       (316)        (588)       (461)         -- ^        --        (116)       (341)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                 (748)        295         (443)         13          78          57         (91)       (314)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                       2,931       2,678          354       1,477           5          10          40          48
   Dividends reinvested                   --          --          235         315          -- ^        --           8          14
   Shares redeemed                    (1,918)       (694)      (2,338)     (6,352)         -- ^        --         (77)       (406)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                1,013       1,984       (1,749)     (4,560)          5          10         (29)       (344)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Change from capital transactions   $ (25,185)  $  10,315    $ (66,740)  $  85,787   $   3,819   $  68,204   $ (26,437)  $ (34,827)
                                   =========   =========    =========   =========   =========   =========   =========   =========

SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                         845       1,993        6,856      14,066       2,403       7,153       7,257       4,530
   Dividends reinvested                   --          --           19         994          91           7         357         448
   Shares redeemed                    (2,853)     (1,182)     (10,577)     (7,353)     (2,148)       (381)     (9,873)     (7,939)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares         (2,008)        811       (3,702)      7,707         346       6,779      (2,259)     (2,961)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                          34          60          351         823           4          27          58         107
   Dividends reinvested                   --          --           52          69           1          -- ^        42          62
   Shares redeemed                      (169)       (232)      (1,176)       (631)        (10)         (4)       (454)       (542)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares                 (135)       (172)        (773)        261          (5)         23        (354)       (373)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                           1           9           33          56           6          10           2          19
   Dividends reinvested                   --          --            3           3          -- ^        -- ^         8          11
   Shares redeemed                       (31)        (32)         (23)        (16)         --          -- ^       (62)       (144)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                  (30)        (23)          13          43           6          10         (52)       (114)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                          --          53            9          37           7           6           1           2
   Dividends reinvested                   --          --            1           3          -- ^        -- ^         1           2
   Shares redeemed                       (68)        (32)         (44)        (40)         -- ^        --         (12)        (35)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                  (68)         21          (34)         -- ^         7           6         (10)        (31)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                         280         240           25         121           1           1           4           5
   Dividends reinvested                   --          --           17          27          -- ^        --           1           1
   Shares redeemed                      (171)        (69)        (165)       (541)         --          --          (8)        (41)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                  109         171         (123)       (393)          1           1          (3)        (35)
                                   ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Change from share transactions        (2,132)        808       (4,619)      7,618         355       6,819      (2,678)     (3,514)
                                   =========   =========    =========   =========   =========   =========   =========   =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                      INTERMEDIATE BOND        SHORT TERM BOND      U.S. GOVERNMENT BOND
                                    ---------------------   ---------------------   ---------------------
                                      YEAR        YEAR        YEAR        YEAR        YEAR        YEAR
                                      ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                      2007       2006(a)      2007       2006(a)      2007       2006(a)
                                    ---------   ---------   ---------   ---------   ---------   ---------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                    $ 105,227   $  56,824   $  76,453   $  33,522   $   6,067   $   4,977
   Dividends reinvested                 4,033       3,132       2,208       1,840         406         552
   Shares redeemed                    (67,042)  (148,472)    (71,370)    (107,348)    (10,721)     (9,175)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares          42,218     (88,516)      7,291     (71,986)     (4,248)     (3,646)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                          983       1,573       1,052       1,127         349         755
   Dividends reinvested                   729         915         377         469         718         893
   Shares redeemed                     (7,522)     (8,407)     (4,172)     (6,169)    (20,887)     (4,651)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares                (5,810)     (5,919)     (2,743)     (4,573)    (19,820)     (3,003)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                           -- ^         4          NA          NA          NA          NA
   Dividends reinvested                    86         105          NA          NA          NA          NA
   Shares redeemed                       (425)     (1,112)         NA          NA          NA          NA
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                  (339)     (1,003)         NA          NA          NA          NA
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                           28         151          13          27          19         123
   Dividends reinvested                    25          31           5           6          26          48
   Shares redeemed                       (339)       (509)        (63)       (187)       (602)     (1,202)
     `                              ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                  (286)       (327)        (45)       (154)       (557)     (1,031)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                           91          13          -- ^         3          -- ^         3
   Dividends reinvested                     2          -- ^        -- ^        -- ^        -- ^        -- ^
   Shares redeemed                         (2)         --          (3)         --          (3)         --
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                    91          13          (3)          3          (3)          3
                                    ---------   ---------   ---------   ---------   ---------   ---------

Change from capital transactions    $  35,874   $ (95,752)   $  4,500   $ (76,710)  $ (24,628)   $ (7,677)
                                    =========   =========   =========   =========   =========   =========
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                       11,008       5,899       8,207       3,610         606         500
   Dividends reinvested                   422         326         238         198          41          55
   Shares redeemed                     (6,973)    (15,417)     (7,679)    (11,533)     (1,067)       (921)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares           4,457      (9,192)        766      (7,725)       (420)       (366)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                          102         163         113         121          35          76
   Dividends reinvested                    75          95          40          51          71          90
   Shares redeemed                       (780)       (873)       (449)       (663)     (2,092)       (469)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares                  (603)       (615)       (296)       (491)     (1,986)       (303)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                           -- ^        -- ^        NA          NA          NA          NA
   Dividends reinvested                     9          11          NA          NA          NA          NA
   Shares redeemed                        (44)       (116)         NA          NA          NA          NA
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                   (35)       (105)         NA          NA          NA          NA
                                    ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                            3          16           1           2           2          13
   Dividends reinvested                     3           3           1           1           3           5
   Shares redeemed                        (36)        (53)         (7)        (20)        (61)       (122)
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                   (30)        (34) ^       (5)        (17)        (56)       (104)
                                    ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                           10           1          --          -- ^        --          -- ^
   Dividends reinvested                    -- ^        -- ^        -- ^        -- ^        -- ^        -- ^
   Shares redeemed                         -- ^        --          -- ^        --          -- ^        --
                                    ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                    10           1          -- ^~       -- ^        -- ^~       -- ^
                                    ---------   ---------   ---------   ---------   ---------   ---------

Change from share transactions          3,799      (9,945)        465      (8,233)     (2,462)       (773)
                                    =========   =========   =========   =========   =========   =========


_________________________
(a) Reflects operations for the period from August 1, 2005 (date of commencement of operations) to July 31, 2006 for Advisor Shares.

^     Represents fewer than five hundred dollars/shares.

~     Advisor share were liquidated May 11, 2007. See Note 1.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
       STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                 INTERMEDIATE                                 MICHIGAN MUNICIPAL
                                       MUNICIPAL BOND           MUNICIPAL BOND        OHIO MUNICIPAL BOND            BOND
                                    ---------------------    ---------------------   ---------------------   ---------------------
                                      YEAR        YEAR         YEAR        YEAR        YEAR        YEAR        YEAR        YEAR
                                      ENDED       ENDED        ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                    JULY 31,    JULY 31,     JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                      2007        2006         2007       2006(a)      2007       2006(a)      2007       2006(a)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
CAPITAL TRANSACTIONS:
Institutional Shares
   Shares issued                    $  14,848   $   5,557    $  10,952   $   6,499   $   7,512   $   4,240   $   4,477   $   3,535
   Dividends reinvested                   543       2,074          573       2,456         137         303          24          77
   Shares redeemed                    (10,305)    (14,847)     (26,522)    (43,318)    (11,391)    (21,060)    (11,352)    (26,140)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares           5,086      (7,216)     (14,997)    (34,363)     (3,742)    (16,517)     (6,851)    (22,528)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                            8          89            5          22         429         360           3         777
   Dividends reinvested                    42          82           64         101         178         248          94          98
   Shares redeemed                       (185)       (323)        (583)       (533)     (8,148)     (4,859)       (319)       (782)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares                  (135)       (152)        (514)       (410)     (7,541)     (4,251)       (222)         93
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                            2          47           10          --           2          24          39          --
   Dividends reinvested                    27          80            4          29          61          89           7           8
   Shares redeemed                       (172)       (496)        (100)       (545)       (800)       (872)        (85)       (564)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                  (143)       (369)         (86)       (516)       (737)       (759)        (39)       (556)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                           23          25           21           1          --          -- ^        -- ^         5
   Dividends reinvested                     1           6            2           5          20          39           3           5
   Shares redeemed                        (69)       (111)         (10)        (70)       (502)     (2,586)        (54)       (257)
     `                              ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                   (45)        (80)          13         (64)       (482)     (2,547)        (51)       (247)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                            2          --           --           3          --           3          -- ^         3
   Dividends reinvested                     2           8           -- ^        -- ^        -- ^        -- ^        -- ^        -- ^
   Shares redeemed                         (4)       (189)          (2)         --          (3)         --          (3)         --
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                    --        (181)          (2)          3          (3)          3          (3)          3
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Change from capital transactions     $  4,763   $  (7,998)     (15,586)  $ (35,350)  $ (12,505)  $ (24,071)   $ (7,166)  $ (23,235)
                                    =========   =========    =========   =========   =========   =========   =========   =========
SHARE TRANSACTIONS:
Institutional Shares
   Shares issued                        1,578         578        1,094         644         747         421         451         355
   Dividends reinvested                    57         218           56         243          13          30           2           8
   Shares redeemed                     (1,089)     (1,541)      (2,634)     (4,282)     (1,131)     (2,089)     (1,142)     (2,626)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Institutional Shares             546        (745)      (1,484)     (3,395)       (371)     (1,638)       (689)     (2,263)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class A Shares
   Shares issued                            1           9            1           2          42          35          -- ^        78
   Dividends reinvested                     4           9            6          10          18          25          10          10
   Shares redeemed                        (19)        (34)         (58)        (53)       (814)       (478)        (32)        (79)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class A Shares                   (14)        (16)         (51)        (41)       (754)       (418)        (22)          9
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class B Shares
   Shares issued                           --           5           --          --          --           2           4          --
   Dividends reinvested                     3           8            1           3           6           9           1           1
   Shares redeemed                        (18)        (52)         (10)        (54)        (81)        (88)         (9)        (57)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class B Shares                   (15)        (39)          (9)        (51)        (75)        (77)         (4)        (56)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Class C Shares
   Shares issued                            3           2            2          -- ^        --          -- ^        -- ^        -- ^
   Dividends reinvested                    -- ^         1           -- ^        -- ^         2           3          -- ^        -- ^
   Shares redeemed                         (7)        (12)          (1)         (6)        (50)       (256)         (5)        (25)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Class C Shares                    (4)         (9)           1          (6)        (48)       (253)         (5)        (25)
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Advisor Shares
   Shares issued                           -- ^        --           --          -- ^        --          -- ^        --          -- ^
   Dividends reinvested                    -- ^        -- ^         -- ^        -- ^        -- ^        -- ^        -- ^        -- ^
   Shares redeemed                         -- ^       (20)          -- ^        --          -- ^        --          -- ^        --
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------
   Total Advisor Shares                    -- ^       (20)          -- ^~       -- ^        -- ~        -- ^        -- ~        -- ^
                                    ---------   ---------    ---------   ---------   ---------   ---------   ---------   ---------

Change from share transactions            513        (829)      (1,543)     (3,493)     (1,248)     (2,386)       (720)     (2,335)
                                    =========   =========    =========   =========   =========   =========   =========   =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                        GAINS        NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT      NVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD        (LOSS)       TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/03                           $ 13.70          (0.03)           2.23           2.20           --            --
Year ended 7/31/04                           $ 15.90          (0.12)~          1.43           1.31           --         (1.73)
Year ended 7/31/05                           $ 15.48          (0.10)~          3.07           2.97           --         (2.87)
Year ended 7/31/06                           $ 15.58          (0.11)~          0.50           0.39           --         (1.87)
Year ended 7/31/07                           $ 14.10          (0.08)~          2.64           2.56           --         (3.24)
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS A SHARES
Year ended 7/31/03                           $ 13.52          (0.06)           2.19           2.13           --            --
Year ended 7/31/04                           $ 15.65          (0.17)~          1.43           1.26           --         (1.73)
Year ended 7/31/05                           $ 15.18          (0.14)~          3.00           2.86           --         (2.87)
Year ended 7/31/06                           $ 15.17          (0.14)~          0.49           0.35           --         (1.87)
Year ended 7/31/07                           $ 13.65          (0.11)~          2.54           2.43           --         (3.24)
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS B SHARES
Year ended 7/31/03                           $ 13.59          (0.14)           2.16           2.02           --            --
Year ended 7/31/04                           $ 15.61          (0.29)~          1.43           1.14           --         (1.73)
Year ended 7/31/05                           $ 15.02          (0.24)~          2.94           2.70           --         (2.87)
Year ended 7/31/06                           $ 14.85          (0.25)~          0.48           0.23           --         (1.87)
Year ended 7/31/07                           $ 13.21          (0.20)~          2.44           2.24           --         (3.24)
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS C SHARES
Year ended 7/31/03                           $ 13.59          (0.14)           2.17           2.03           --            --
Year ended 7/31/04                           $ 15.62          (0.29)~          1.43           1.14           --         (1.73)
Year ended 7/31/05                           $ 15.03          (0.24)~          2.94           2.70           --         (2.87)
Year ended 7/31/06                           $ 14.86          (0.25)~          0.49           0.24           --         (1.87)
Year ended 7/31/07                           $ 13.23          (0.20)~          2.44           2.24           --         (3.24)
-------------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH ADVISOR SHARES
Year ended 7/31/03                           $ 13.64          (0.06)           2.17           2.11           --            --
Year ended 7/31/04                           $ 15.75          (0.21)~          1.44           1.23           --         (1.73)
Year ended 7/31/05                           $ 15.25          (0.17)~          3.00           2.83           --         (2.87)
Year ended 7/31/06                           $ 15.21          (0.18)~          0.49           0.31           --         (1.87)
Year ended 7/31/07                           $ 13.65          (0.14)~          2.54           2.40           --         (3.24)
-------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
SMALL CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/03                                 --         $15.90       16.06%
Year ended 7/31/04                              (1.73)        $15.48        7.31%
Year ended 7/31/05                              (2.87)        $15.58       20.81%
Year ended 7/31/06                              (1.87)        $14.10        2.71%
Year ended 7/31/07                              (3.24)        $13.42       20.45%
-----------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS A SHARES
Year ended 7/31/03                                 --         $15.65       15.75%
Year ended 7/31/04                              (1.73)        $15.18        7.16%
Year ended 7/31/05                              (2.87)        $15.17       20.45%
Year ended 7/31/06                              (1.87)        $13.65        2.50%
Year ended 7/31/07                              (3.24)        $12.84       20.11%
-----------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS B SHARES
Year ended 7/31/03                                 --         $15.61       14.86%*
Year ended 7/31/04                              (1.73)        $15.02        6.30%
Year ended 7/31/05                              (2.87)        $14.85       19.51%
Year ended 7/31/06                              (1.87)        $13.21        1.69%
Year ended 7/31/07                              (3.24)        $12.21       19.31%
-----------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS C SHARES
Year ended 7/31/03                                 --         $15.62       14.94%*
Year ended 7/31/04                              (1.73)        $15.03        6.29%
Year ended 7/31/05                              (2.87)        $14.86       19.57%
Year ended 7/31/06                              (1.87)        $13.23        1.75%
Year ended 7/31/07                              (3.24)        $12.23       19.18%
-----------------------------------------------------------------------------------
SMALL CAP GROWTH ADVISOR SHARES
Year ended 7/31/03                                 --         $15.75       15.47%*
Year ended 7/31/04                              (1.73)        $15.25        6.84%
Year ended 7/31/05                              (2.87)        $15.21       20.13%
Year ended 7/31/06                              (1.87)        $13.65        2.20%
Year ended 7/31/07                              (3.24)        $12.81       19.85%
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE          (LOSS)         PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 391,934          0.98%          0.93%          (0.16%)           63%
Year ended 7/31/04                         $ 223,439          1.00%          1.00%          (0.72%)           95%
Year ended 7/31/05                         $ 213,892          1.01%          1.01%          (0.68%)           65%
Year ended 7/31/06                         $ 126,809          1.03%          1.02%          (0.75%)           67%
Year ended 7/31/07                         $ 112,591          1.06%          1.01%          (0.59%)           90%
----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS A SHARES
Year ended 7/31/03                         $  16,471          1.23%          1.19%          (0.42%)           63%
Year ended 7/31/04                         $  25,921          1.25%          1.25%          (0.99%)           95%
Year ended 7/31/05                         $  22,714          1.26%          1.26%          (0.93%)           65%
Year ended 7/31/06                         $  17,783          1.28%          1.27%          (0.99%)           67%
Year ended 7/31/07                         $  16,036          1.30%          1.26%          (0.84%)           90%
----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS B SHARES
Year ended 7/31/03                         $   1,407          1.98%**        1.94%**        (1.17%)**         63%
Year ended 7/31/04                         $   1,784          2.00%          2.00%          (1.74%)           95%
Year ended 7/31/05                         $   1,805          2.01%          2.01%          (1.68%)           65%
Year ended 7/31/06                         $   1,414          2.03%          2.02%          (1.74%)           67%
Year ended 7/31/07                         $   1,318          2.06%          2.01%          (1.59%)           90%
----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH CLASS C SHARES
Year ended 7/31/03                         $     436          1.98%**        1.93%**        (1.16%)**         63%
Year ended 7/31/04                         $     810          2.00%          2.00%          (1.74%)           95%
Year ended 7/31/05                         $     618          2.01%          2.01%          (1.68%)           65%
Year ended 7/31/06                         $     384          2.03%          2.02%          (1.75%)           67%
Year ended 7/31/07                         $     426          2.05%          2.01%          (1.60%)           90%
----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH ADVISOR SHARES
Year ended 7/31/03                         $     469          1.48%**        1.44%**        (0.66%)**         63%
Year ended 7/31/04                         $   1,173          1.51%          1.51%          (1.26%)           95%
Year ended 7/31/05                         $   1,195          1.51%          1.51%          (1.18%)           65%
Year ended 7/31/06                         $     671          1.53%          1.52%          (1.25%)           67%
Year ended 7/31/07                         $     422          1.56%          1.51%          (1.08%)           90%
----------------------------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 162-163

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                        GAINS        NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD        (LOSS)       TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/03                           $ 10.24          (0.07)~          1.85           1.78            --           --
Year ended 7/31/04                           $ 12.02          (0.09)           1.03           0.94            --           --
Year ended 7/31/05                           $ 12.96             -- ^          3.07           3.07            --           --
Year ended 7/31/06                           $ 16.03          (0.04)~          0.77           0.73         (0.02)       (0.19)
Year ended 7/31/07                           $ 16.55          (0.07)~@         2.72           2.65            --        (3.50)
--------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS A SHARES
Year ended 7/31/03                           $ 10.11          (0.09)~          1.80           1.71            --           --
Year ended 7/31/04                           $ 11.82          (0.12)           1.02           0.90            --           --
Year ended 7/31/05                           $ 12.72          (0.05)           3.02           2.97            --           --
Year ended 7/31/06                           $ 15.69          (0.08)~          0.76           0.68         (0.01)       (0.19)
Year ended 7/31/07                           $ 16.17          (0.11)~@         2.64           2.53            --        (3.50)
--------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS B SHARES
Year ended 7/31/03                           $  9.98          (0.17)~          1.78           1.61            --           --
Year ended 7/31/04                           $ 11.59          (0.21)           1.00           0.79            --           --
Year ended 7/31/05                           $ 12.38          (0.15)           2.93           2.78            --           --
Year ended 7/31/06                           $ 15.16          (0.20)~          0.73           0.53            --        (0.19)
Year ended 7/31/07                           $ 15.50          (0.21)~@         2.52           2.31            --        (3.50)
--------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS C SHARES
Year ended 7/31/03                           $  9.63          (0.16)~          1.70           1.54            --           --
Year ended 7/31/04                           $ 11.17          (0.21)           0.98           0.77            --           --
Year ended 7/31/05                           $ 11.94          (0.16)           2.83           2.67            --           --
Year ended 7/31/06                           $ 14.61          (0.19)~          0.71           0.52            --        (0.19)
Year ended 7/31/07                           $ 14.94          (0.20)~@         2.41           2.21            --        (3.50)
--------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH ADVISOR SHARES
Year ended 7/31/03                           $ 10.09          (0.12)~          1.81           1.69            --           --
Year ended 7/31/04                           $ 11.78          (0.12)           0.99           0.87            --           --
Year ended 7/31/05                           $ 12.65          (0.07)           2.98           2.91            --           --
Year ended 7/31/06                           $ 15.56          (0.12)~          0.75           0.63            --        (0.19)
Year ended 7/31/07                           $ 16.00          (0.14)~@         2.60           2.46            --        (3.50)
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
MID CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/03                                 --         $12.02       17.38%
Year ended 7/31/04                                 --         $12.96        7.82%
Year ended 7/31/05                                 --         $16.03       23.69%
Year ended 7/31/06                              (0.21)        $16.55        4.56%
Year ended 7/31/07                              (3.50)        $15.70       17.32%@
-----------------------------------------------------------------------------------
MID CAP GROWTH CLASS A SHARES
Year ended 7/31/03                                 --         $11.82       17.03%
Year ended 7/31/04                                 --         $12.72        7.61%
Year ended 7/31/05                                 --         $15.69       23.35%
Year ended 7/31/06                              (0.20)        $16.17        4.34%
Year ended 7/31/07                              (3.50)        $15.20       16.93%@
-----------------------------------------------------------------------------------
MID CAP GROWTH CLASS B SHARES
Year ended 7/31/03                                 --         $11.59       16.13%
Year ended 7/31/04                                 --         $12.38        6.82%
Year ended 7/31/05                                 --         $15.16       22.46%
Year ended 7/31/06                              (0.19)        $15.50        3.51%
Year ended 7/31/07                              (3.50)        $14.31       16.14%@
-----------------------------------------------------------------------------------
MID CAP GROWTH CLASS C SHARES
Year ended 7/31/03                                 --         $11.17       15.99%
Year ended 7/31/04                                 --         $11.94        6.89%
Year ended 7/31/05                                 --         $14.61       22.36%
Year ended 7/31/06                              (0.19)        $14.94        3.57%
Year ended 7/31/07                              (3.50)        $13.65       16.07%@
-----------------------------------------------------------------------------------
MID CAP GROWTH ADVISOR SHARES
Year ended 7/31/03                                 --         $11.78       16.75%
Year ended 7/31/04                                 --         $12.65        7.39%
Year ended 7/31/05                                 --         $15.56       23.00%
Year ended 7/31/06                              (0.19)        $16.00        4.07%
Year ended 7/31/07                              (3.50)        $14.96       16.65%@
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE          (LOSS)         PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 335,285          1.10%          1.10%          (0.65%)           25%
Year ended 7/31/04                         $ 335,815          1.09%          1.09%          (0.68%)           83%
Year ended 7/31/05                         $ 392,929          1.09%          1.09%          (0.03%)           54%
Year ended 7/31/06                         $ 318,133          1.08%          1.08%          (0.24%)           69%
Year ended 7/31/07                         $ 313,124          1.09%          1.09%          (0.48%)           55%
----------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS A SHARES
Year ended 7/31/03                         $  35,504          1.35%          1.35%          (0.89%)           25%
Year ended 7/31/04                         $  49,586          1.34%          1.34%          (0.93%)           83%
Year ended 7/31/05                         $  41,921          1.34%          1.34%          (0.29%)           54%
Year ended 7/31/06                         $  34,437          1.33%          1.33%          (0.49%)           69%
Year ended 7/31/07                         $  29,103          1.35%          1.34%          (0.73%)           55%
----------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS B SHARES
Year ended 7/31/03                         $   5,846          2.10%          2.10%          (1.64%)           25%
Year ended 7/31/04                         $   6,730          2.09%          2.09%          (1.68%)           83%
Year ended 7/31/05                         $   6,874          2.09%          2.09%          (1.03%)           54%
Year ended 7/31/06                         $   6,507          2.08%          2.08%          (1.24%)           69%
Year ended 7/31/07                         $   5,707          2.09%          2.09%          (1.48%)           55%
----------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH CLASS C SHARES
Year ended 7/31/03                         $   1,525          2.10%          2.10%          (1.64%)           25%
Year ended 7/31/04                         $   1,700          2.09%          2.09%          (1.68%)           83%
Year ended 7/31/05                         $   1,600          2.09%          2.09%          (1.03%)           54%
Year ended 7/31/06                         $   1,122          2.08%          2.08%          (1.22%)           69%
Year ended 7/31/07                         $     802          2.09%          2.09%          (1.47%)           55%
----------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH ADVISOR SHARES
Year ended 7/31/03                         $     240          1.60%          1.60%          (1.14%)           25%
Year ended 7/31/04                         $     962          1.59%          1.59%          (1.17%)           83%
Year ended 7/31/05                         $   1,218          1.59%          1.59%          (0.52%)           54%
Year ended 7/31/06                         $     813          1.58%          1.58%          (0.72%)           69%
Year ended 7/31/07                         $     767          1.59%          1.59%          (0.98%)           55%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 164-165

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                    GAINS/(LOSSES)   NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD    INCOME/(LOSS)    TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH INSTITUTIONAL SHARES
Year ended 7/31/03                            $ 12.91          0.01            1.31           1.32            --^          --
Year ended 7/31/04                            $ 14.23         (0.04)           0.42           0.38            --           --
Year ended 7/31/05                            $ 14.61          0.03            1.74           1.77         (0.04)          --
Year ended 7/31/06                            $ 16.34         (0.03)~         (0.64)         (0.67)           --           --
Year ended 7/31/07                            $ 15.67          0.11~@          3.07           3.18         (0.08)       (0.25)
--------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS A SHARES
Year ended 7/31/03                            $ 12.77         (0.02)           1.29           1.27            --           --
Year ended 7/31/04                            $ 14.04         (0.08)           0.42           0.34            --           --
Year ended 7/31/05                            $ 14.38         (0.02)           1.72           1.70         (0.03)          --
Year ended 7/31/06                            $ 16.05         (0.07)~         (0.62)         (0.69)           --           --
Year ended 7/31/07                            $ 15.36          0.06~@          3.01           3.07         (0.06)       (0.25)
--------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS B SHARES
Year ended 7/31/03                            $ 12.60         (0.12)           1.27           1.15            --           --
Year ended 7/31/04                            $ 13.75         (0.19)           0.43           0.24            --           --
Year ended 7/31/05                            $ 13.99         (0.14)           1.67           1.53            --^          --
Year ended 7/31/06                            $ 15.52         (0.18)~         (0.60)         (0.78)           --           --
Year ended 7/31/07                            $ 14.74         (0.06)~@         2.88           2.82         (0.01)       (0.25)
--------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS C SHARES
Year ended 7/31/03                            $ 12.28         (0.11)           1.23           1.12            --           --
Year ended 7/31/04                            $ 13.40         (0.20)           0.43           0.23            --           --
Year ended 7/31/05                            $ 13.63         (0.15)           1.64           1.49            --^          --
Year ended 7/31/06                            $ 15.12         (0.18)~         (0.58)         (0.76)           --           --
Year ended 7/31/07                            $ 14.36         (0.06)~@         2.81           2.75         (0.01)       (0.25)
--------------------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH ADVISOR SHARES
Year ended 7/31/03                            $ 12.75         (0.03)           1.26           1.23            --           --
Year ended 7/31/04                            $ 13.98         (0.09)           0.40           0.31            --           --
Year ended 7/31/05                            $ 14.29         (0.06)           1.71           1.65         (0.02)          --
Year ended 7/31/06                            $ 15.92         (0.11)~         (0.62)         (0.73)           --           --
Year ended 7/31/07                            $ 15.19          0.03~@          2.96           2.99         (0.04)       (0.25)
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
QUALITY GROWTH INSTITUTIONAL SHARES
Year ended 7/31/03                                 --^        $14.23       10.23%
Year ended 7/31/04                                 --         $14.61        2.67%
Year ended 7/31/05                              (0.04)        $16.34       12.13%
Year ended 7/31/06                                 --         $15.67       (4.10%)
Year ended 7/31/07                              (0.33)        $18.52       20.51%@
-----------------------------------------------------------------------------------
QUALITY GROWTH CLASS A SHARES
Year ended 7/31/03                                 --         $14.04        9.95%
Year ended 7/31/04                                 --         $14.38        2.42%
Year ended 7/31/05                              (0.03)        $16.05       11.83%
Year ended 7/31/06                                 --         $15.36       (4.30%)
Year ended 7/31/07                              (0.31)        $18.12       20.18%@
-----------------------------------------------------------------------------------
QUALITY GROWTH CLASS B SHARES
Year ended 7/31/03                                 --         $13.75        9.13%
Year ended 7/31/04                                 --         $13.99        1.75%
Year ended 7/31/05                                 --^        $15.52       10.95%
Year ended 7/31/06                                 --         $14.74       (5.03%)
Year ended 7/31/07                              (0.26)        $17.30       19.29%@
-----------------------------------------------------------------------------------
QUALITY GROWTH CLASS C SHARES
Year ended 7/31/03                                 --         $13.40        9.12%
Year ended 7/31/04                                 --         $13.63        1.72%
Year ended 7/31/05                                 --^        $15.12       10.95%
Year ended 7/31/06                                 --         $14.36       (5.03%)
Year ended 7/31/07                              (0.26)        $16.85       19.30%@
-----------------------------------------------------------------------------------
QUALITY GROWTH ADVISOR SHARES
Year ended 7/31/03                                 --         $13.98        9.65%
Year ended 7/31/04                                 --         $14.29        2.22%
Year ended 7/31/05                              (0.02)        $15.92       11.57%
Year ended 7/31/06                                 --         $15.19       (4.59%)
Year ended 7/31/07                              (0.29)        $17.89       19.86%@
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                            END OF           AVERAGE       AVERAGE       INCOME/(LOSS)     PORTFOLIO
                                            PERIOD             NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 795,988          1.08%          1.08%           0.05%             19%
Year ended 7/31/04                         $ 882,256          1.07%          1.07%          (0.24%)            35%
Year ended 7/31/05                         $ 707,766          1.08%          1.08%           0.16%             71%
Year ended 7/31/06                         $ 616,737          1.08%          1.08%          (0.18%)           108%
Year ended 7/31/07                         $ 535,734          1.10%          1.08%           0.52%             98%
----------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS A SHARES
Year ended 7/31/03                         $ 211,221          1.33%          1.33%          (0.19%)            19%
Year ended 7/31/04                         $ 220,904          1.32%          1.32%          (0.49%)            35%
Year ended 7/31/05                         $ 165,836          1.33%          1.33%          (0.08%)            71%
Year ended 7/31/06                         $ 114,828          1.33%          1.33%          (0.42%)           108%
Year ended 7/31/07                         $  92,728          1.35%          1.33%           0.27%             98%
----------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS B SHARES
Year ended 7/31/03                         $  20,700          2.08%          2.08%          (0.94%)            19%
Year ended 7/31/04                         $  20,947          2.07%          2.07%          (1.24%)            35%
Year ended 7/31/05                         $  17,791          2.08%          2.08%          (0.85%)            71%
Year ended 7/31/06                         $  13,259          2.08%          2.08%          (1.18%)           108%
Year ended 7/31/07                         $  11,347          2.10%          2.08%          (0.49%)            98%
----------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH CLASS C SHARES
Year ended 7/31/03                         $   8,380          2.08%          2.08%          (0.94%)            19%
Year ended 7/31/04                         $   7,536          2.07%          2.07%          (1.24%)            35%
Year ended 7/31/05                         $   5,238          2.08%          2.08%          (0.83%)            71%
Year ended 7/31/06                         $   3,199          2.08%          2.08%          (1.17%)           108%
Year ended 7/31/07                         $   2,275          2.10%          2.08%          (0.45%)            98%
----------------------------------------------------------------------------------------------------------------------
QUALITY GROWTH ADVISOR SHARES
Year ended 7/31/03                         $   1,205          1.58%          1.58%          (0.48%)            19%
Year ended 7/31/04                         $   3,127          1.57%          1.57%          (0.75%)            35%
Year ended 7/31/05                         $   3,257          1.58%          1.58%          (0.38%)            71%
Year ended 7/31/06                         $   1,877          1.58%          1.58%          (0.67%)           108%
Year ended 7/31/07                         $   1,574          1.60%          1.58%           0.07%             98%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 166-167

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                        GAINS        NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD    INCOME/(LOSS)   TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS INSTITUTIONAL SHARES +
Year ended 7/31/03                           $ 11.20           0.12            0.63           0.75         (0.11)          --
Year ended 7/31/04                           $ 11.84           0.12            1.36           1.48         (0.12)          --
Year ended 7/31/05                           $ 13.20           0.18            1.76           1.94         (0.18)       (0.35)
Year ended 7/31/06                           $ 14.61           0.17            0.72           0.89         (0.16)       (0.18)
Year ended 7/31/07                           $ 15.16           0.17~           1.80           1.97         (0.12)       (0.06)
--------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS A SHARES +
Year ended 7/31/03                           $ 11.07           0.08            0.64           0.72         (0.09)          --
Year ended 7/31/04                           $ 11.70           0.07            1.36           1.43         (0.09)          --
Year ended 7/31/05                           $ 13.04           0.14            1.73           1.87         (0.14)       (0.35)
Year ended 7/31/06                           $ 14.42           0.13            0.71           0.84         (0.12)       (0.18)
Year ended 7/31/07                           $ 14.96           0.12~           1.78           1.90         (0.09)       (0.06)
--------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS B SHARES +
Year ended 7/31/03                           $ 11.12             --^           0.65           0.65         (0.02)          --
Year ended 7/31/04                           $ 11.75          (0.02)           1.36           1.34         (0.01)          --
Year ended 7/31/05                           $ 13.08           0.04            1.74           1.78         (0.05)       (0.35)
Year ended 7/31/06                           $ 14.46           0.01            0.72           0.73         (0.03)       (0.18)
Year ended 7/31/07                           $ 14.98             --~           1.78           1.78         (0.01)       (0.06)
--------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS C SHARES +
Year ended 7/31/03                           $ 11.15           0.01            0.63           0.64         (0.03)          --
Year ended 7/31/04                           $ 11.76          (0.01)           1.35           1.34         (0.02)          --
Year ended 7/31/05                           $ 13.08           0.03            1.74           1.77         (0.04)       (0.35)
Year ended 7/31/06                           $ 14.46           0.01            0.72           0.73         (0.03)       (0.18)
Year ended 7/31/07                           $ 14.98             --~           1.79           1.79         (0.01)       (0.06)
--------------------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS ADVISOR SHARES +
Year ended 7/31/06 (c)                       $ 14.61           0.09            0.73           0.82         (0.09)       (0.18)
Year ended 7/31/07                           $ 15.16           0.06~           1.82           1.88         (0.08)       (0.06)
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS INSTITUTIONAL SHARES +
Year ended 7/31/03                              (0.11)        $11.84        6.79%
Year ended 7/31/04                              (0.12)        $13.20       12.50%
Year ended 7/31/05                              (0.53)        $14.61       14.92%
Year ended 7/31/06                              (0.34)        $15.16        6.12%
Year ended 7/31/07                              (0.18)        $16.95       12.94%
-----------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS A SHARES +
Year ended 7/31/03                              (0.09)        $11.70        6.56%
Year ended 7/31/04                              (0.09)        $13.04       12.21%
Year ended 7/31/05                              (0.49)        $14.42       14.58%
Year ended 7/31/06                              (0.30)        $14.96        5.84%
Year ended 7/31/07                              (0.15)        $16.71       12.70%
-----------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS B SHARES +
Year ended 7/31/03                              (0.02)        $11.75        5.90%
Year ended 7/31/04                              (0.01)        $13.08       11.47%
Year ended 7/31/05                              (0.40)        $14.46       13.67%
Year ended 7/31/06                              (0.21)        $14.98        5.07%
Year ended 7/31/07                              (0.07)        $16.69       11.86%
-----------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS C SHARES +
Year ended 7/31/03                              (0.03)        $11.76        5.72%
Year ended 7/31/04                              (0.02)        $13.08       11.38%
Year ended 7/31/05                              (0.39)        $14.46       13.73%
Year ended 7/31/06                              (0.21)        $14.98        5.07%
Year ended 7/31/07                              (0.07)        $16.70       11.93%
-----------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS ADVISOR SHARES +
Year ended 7/31/06 (c)                          (0.27)        $15.16        5.63%*
Year ended 7/31/07                              (0.14)        $16.90       12.39%
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE       INCOME/(LOSS)     PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS INSTITUTIONAL SHARES +
Year ended 7/31/03                          $181,278          0.99%          0.92%           0.99%             13%
Year ended 7/31/04                          $ 90,222          1.04%          0.92%           0.84%            101%
Year ended 7/31/05                          $169,723          1.05%          0.92%           1.17%            102%
Year ended 7/31/06                          $166,510          1.03%          0.92%           1.09%            126%
Year ended 7/31/07                          $180,126          1.02%++        0.92%++         0.99%            141%
----------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS A SHARES +
Year ended 7/31/03                          $ 21,288          1.24%          1.17%           0.72%             13%
Year ended 7/31/04                          $ 25,573          1.29%          1.17%           0.58%            101%
Year ended 7/31/05                          $ 24,026          1.31%          1.17%           0.99%            102%
Year ended 7/31/06                          $ 20,923          1.27%          1.17%           0.85%            126%
Year ended 7/31/07                          $ 18,972          1.27%++        1.17%++         0.75%            141%
----------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS B SHARES +
Year ended 7/31/03                          $    557          1.98%          1.92%          (0.05%)            13%
Year ended 7/31/04                          $    783          2.04%          1.92%          (0.17%)           101%
Year ended 7/31/05                          $  1,007          2.06%          1.92%           0.18%            102%
Year ended 7/31/06                          $    953          2.03%          1.92%           0.09%            126%
Year ended 7/31/07                          $  1,044          2.03%++        1.92%++        (0.01%)           141%
----------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS CLASS C SHARES +
Year ended 7/31/03                          $     29          1.99%          1.92%          (0.04%)            13%
Year ended 7/31/04                          $    158          2.03%          1.92%          (0.23%)           101%
Year ended 7/31/05                          $    193          2.06%          1.92%           0.21%            102%
Year ended 7/31/06                          $    112          2.02%          1.92%           0.13%            126%
Year ended 7/31/07                          $    125          2.03%++        1.92%++        (0.02%)           141%
----------------------------------------------------------------------------------------------------------------------
STRUCTURED LARGE CAP PLUS ADVISOR SHARES +
Year ended 7/31/06 (c)                      $      3          1.57%**        1.42%**         0.58%**          126%
Year ended 7/31/07                          $    466          1.53%++        1.42%++         0.32%            141%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 168-169

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                        GAINS        NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD        INCOME       TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX INSTITUTIONAL SHARES
Year ended 7/31/03                           $   17.42         0.24            1.51           1.75         (0.24)         --
Year ended 7/31/04                           $   18.93         0.29~           2.12           2.41         (0.33)         --
Year ended 7/31/05                           $   21.01         0.44~           2.45           2.89         (0.44)         --
Year ended 7/31/06                           $   23.46         0.42~           0.79           1.21         (0.43)         --
Year ended 7/31/07                           $   24.24         0.50~           3.35           3.85         (0.49)         --
--------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS A SHARES
Year ended 7/31/03                           $   17.38         0.20            1.50           1.70         (0.21)         --
Year ended 7/31/04                           $   18.87         0.25~           2.10           2.35         (0.28)         --
Year ended 7/31/05                           $   20.94         0.37~           2.46           2.83         (0.39)         --
Year ended 7/31/06                           $   23.38         0.36~           0.80           1.16         (0.38)         --
Year ended 7/31/07                           $   24.16         0.43~           3.34           3.77         (0.42)         --
--------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS B SHARES
Year ended 7/31/03                           $   17.32         0.07            1.50           1.57         (0.11)         --
Year ended 7/31/04                           $   18.78         0.09~           2.09           2.18         (0.13)         --
Year ended 7/31/05                           $   20.83         0.20~           2.44           2.64         (0.23)         --
Year ended 7/31/06                           $   23.24         0.18~           0.79           0.97         (0.20)         --
Year ended 7/31/07                           $   24.01         0.22~           3.33           3.55         (0.22)         --
--------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS C SHARES
Year ended 7/31/03                           $   17.33         0.08            1.49           1.57         (0.12)         --
Year ended 7/31/04                           $   18.78         0.09~           2.10           2.19         (0.13)         --
Year ended 7/31/05                           $   20.84         0.20~           2.44           2.64         (0.22)         --
Year ended 7/31/06                           $   23.26         0.18~           0.78           0.96         (0.19)         --
Year ended 7/31/07                           $   24.03         0.22~           3.34           3.56         (0.22)         --
--------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX ADVISOR SHARES
Year ended 7/31/03                           $   17.39         0.18            1.48           1.66         (0.19)         --
Year ended 7/31/04                           $   18.86         0.20~           2.10           2.30         (0.24)         --
Year ended 7/31/05                           $   20.92         0.31~           2.45           2.76         (0.33)         --
Year ended 7/31/06                           $   23.35         0.30~           0.79           1.09         (0.31)         --
Year ended 7/31/07                           $   24.13         0.36~           3.34           3.70         (0.36)         --
--------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX SELECT SHARES
10/20/03(d) to 7/31/04                       $   19.86         0.22~           1.18           1.40         (0.26)         --
Year ended 7/31/05                           $   21.00         0.41~           2.47           2.88         (0.43)         --
Year ended 7/31/06                           $   23.45         0.40~           0.80           1.20         (0.42)         --
Year ended 7/31/07                           $   24.23         0.47~           3.35           3.82         (0.46)         --
--------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX PREFERRED SHARES
10/20/03(d) to 7/31/04                       $   19.86         0.22~           1.18           1.40         (0.25)         --
Year ended 7/31/05                           $   21.01         0.43~           2.41           2.84         (0.40)         --
Year ended 7/31/06                           $   23.45         0.39~           0.79           1.18         (0.40)         --
Year ended 7/31/07                           $   24.23         0.45~           3.37           3.82         (0.46)         --
--------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX TRUST SHARES
10/20/03(d) to 7/31/04                       $   19.86         0.20~           1.18           1.38         (0.23)         --
Year ended 7/31/05                           $   21.01         0.37~           2.46           2.83         (0.39)         --
Year ended 7/31/06                           $   23.45         0.36~           0.79           1.15         (0.37)         --
Year ended 7/31/07                           $   24.23         0.43~           3.36           3.79         (0.42)         --
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
EQUITY INDEX INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.24)        $18.93       10.22%
Year ended 7/31/04                              (0.33)        $21.01       12.75%
Year ended 7/31/05                              (0.44)        $23.46       13.86%
Year ended 7/31/06                              (0.43)        $24.24        5.21%
Year ended 7/31/07                              (0.49)        $27.60       15.92%
-----------------------------------------------------------------------------------
EQUITY INDEX CLASS A SHARES
Year ended 7/31/03                              (0.21)        $18.87        9.90%
Year ended 7/31/04                              (0.28)        $20.94       12.48%
Year ended 7/31/05                              (0.39)        $23.38       13.58%
Year ended 7/31/06                              (0.38)        $24.16        4.97%
Year ended 7/31/07                              (0.42)        $27.51       15.65%
-----------------------------------------------------------------------------------
EQUITY INDEX CLASS B SHARES
Year ended 7/31/03                              (0.11)        $18.78        9.14%
Year ended 7/31/04                              (0.13)        $20.83       11.64%
Year ended 7/31/05                              (0.23)        $23.24       12.74%
Year ended 7/31/06                              (0.20)        $24.01        4.17%
Year ended 7/31/07                              (0.22)        $27.34       14.79%
-----------------------------------------------------------------------------------
EQUITY INDEX CLASS C SHARES
Year ended 7/31/03                              (0.12)        $18.78        9.14%
Year ended 7/31/04                              (0.13)        $20.84       11.66%
Year ended 7/31/05                              (0.22)        $23.26       12.72%
Year ended 7/31/06                              (0.19)        $24.03        4.15%
Year ended 7/31/07                              (0.22)        $27.37       14.81%
-----------------------------------------------------------------------------------
EQUITY INDEX ADVISOR SHARES
Year ended 7/31/03                              (0.19)        $18.86        9.68%
Year ended 7/31/04                              (0.24)        $20.92       12.21%
Year ended 7/31/05                              (0.33)        $23.35       13.28%
Year ended 7/31/06                              (0.31)        $24.13        4.70%
Year ended 7/31/07                              (0.36)        $27.47       15.37%
-----------------------------------------------------------------------------------
EQUITY INDEX SELECT SHARES
10/20/03(d) to 7/31/04                          (0.26)        $21.00        7.03%*
Year ended 7/31/05                              (0.43)        $23.45       13.79%
Year ended 7/31/06                              (0.42)        $24.23        5.13%
Year ended 7/31/07                              (0.46)        $27.59       15.83%
-----------------------------------------------------------------------------------
EQUITY INDEX PREFERRED SHARES
10/20/03(d) to 7/31/04                          (0.25)        $21.01        7.03%*
Year ended 7/31/05                              (0.40)        $23.45       13.62%
Year ended 7/31/06                              (0.40)        $24.23        5.06%
Year ended 7/31/07                              (0.46)        $27.59       15.76%
-----------------------------------------------------------------------------------
EQUITY INDEX TRUST SHARES
10/20/03(d) to 7/31/04                          (0.23)        $21.01        6.95%*
Year ended 7/31/05                              (0.39)        $23.45       13.53%
Year ended 7/31/06                              (0.37)        $24.23        4.95%
Year ended 7/31/07                              (0.42)        $27.60       15.69%
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE          INCOME         PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
EQUITY INDEX INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 583,530          0.58%          0.40%           1.42%             2%
Year ended 7/31/04                         $ 193,734          0.58%          0.27%           1.43%            14%
Year ended 7/31/05                         $ 168,279          0.62%          0.19%           1.97%             4%
Year ended 7/31/06                         $ 184,177          0.60%          0.19%           1.75%             6%
Year ended 7/31/07                         $ 193,180          0.61%          0.19%           1.84%             4%
----------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS A SHARES
Year ended 7/31/03                         $  33,402          0.83%          0.65%           1.16%             2%
Year ended 7/31/04                         $  72,944          0.86%          0.47%           1.19%            14%
Year ended 7/31/05                         $  70,261          0.87%          0.44%           1.69%             4%
Year ended 7/31/06                         $  65,204          0.85%          0.44%           1.52%             6%
Year ended 7/31/07                         $  65,640          0.86%          0.44%           1.59%             4%
----------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS B SHARES
Year ended 7/31/03                         $   2,409          1.57%          1.40%           0.40%             2%
Year ended 7/31/04                         $   3,776          1.60%          1.23%           0.44%            14%
Year ended 7/31/05                         $   4,399          1.63%          1.19%           0.93%             4%
Year ended 7/31/06                         $   4,229          1.60%          1.19%           0.76%             6%
Year ended 7/31/07                         $   3,961          1.61%          1.19%           0.84%             4%
----------------------------------------------------------------------------------------------------------------------
EQUITY INDEX CLASS C SHARES
Year ended 7/31/03                         $   1,711          1.57%          1.40%           0.39%             2%
Year ended 7/31/04                         $   1,990          1.60%          1.23%           0.44%            14%
Year ended 7/31/05                         $   2,301          1.63%          1.19%           0.90%             4%
Year ended 7/31/06                         $   1,998          1.60%          1.19%           0.77%             6%
Year ended 7/31/07                         $   2,223          1.61%          1.19%           0.83%             4%
----------------------------------------------------------------------------------------------------------------------
EQUITY INDEX ADVISOR SHARES
Year ended 7/31/03                         $     327          1.06%          0.90%           0.84%             2%
Year ended 7/31/04                         $   1,296          1.11%          0.71%           0.94%            14%
Year ended 7/31/05                         $   1,928          1.13%          0.69%           1.40%             4%
Year ended 7/31/06                         $   1,819          1.10%          0.69%           1.26%             6%
Year ended 7/31/07                         $   2,264          1.11%          0.69%           1.32%             4%
----------------------------------------------------------------------------------------------------------------------
EQUITY INDEX SELECT SHARES
10/20/03(d) to 7/31/04                     $  14,315          0.69%**        0.27%**         1.32%**          14%
Year ended 7/31/05                         $  18,690          0.71%          0.27%           1.83%             4%
Year ended 7/31/06                         $  17,558          0.68%          0.27%           1.67%             6%
Year ended 7/31/07                         $  17,852          0.69%          0.27%           1.76%             4%
----------------------------------------------------------------------------------------------------------------------
EQUITY INDEX PREFERRED SHARES
10/20/03(d) to 7/31/04                     $ 165,845          0.76%**        0.34%**         1.31%**          14%
Year ended 7/31/05                         $  78,132          0.77%          0.34%           1.98%             4%
Year ended 7/31/06                         $  64,939          0.75%          0.34%           1.62%             6%
Year ended 7/31/07                         $  69,251          0.76%          0.34%           1.68%             4%
----------------------------------------------------------------------------------------------------------------------
EQUITY INDEX TRUST SHARES
10/20/03(d) to 7/31/04                     $  80,759          0.86%**        0.44%**         1.22%**          14%
Year ended 7/31/05                         $  76,295          0.87%          0.44%           1.69%             4%
Year ended 7/31/06                         $  67,747          0.85%          0.44%           1.52%             6%
Year ended 7/31/07                         $  68,661          0.86%          0.44%           1.59%             4%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 170-171

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                    GAINS/(LOSSES)   NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD        INCOME       TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
BALANCED INSTITUTIONAL SHARES
Year ended 7/31/03                            $ 10.91          0.15            0.49           0.64         (0.17)          --
Year ended 7/31/04                            $ 11.38          0.13            0.64           0.77         (0.15)          --
Year ended 7/31/05                            $ 12.00          0.24            0.80           1.04         (0.25)          --
Year ended 7/31/06                            $ 12.79          0.25           (0.44)         (0.19)        (0.25)          --
Year ended 7/31/07                            $ 12.35          0.41~@          1.09           1.50         (0.36)          --
--------------------------------------------------------------------------------------------------------------------------------
BALANCED CLASS A SHARES
Year ended 7/31/03                            $ 10.86          0.13            0.48           0.61         (0.15)          --
Year ended 7/31/04                            $ 11.32          0.10            0.63           0.73         (0.12)          --
Year ended 7/31/05                            $ 11.93          0.21            0.79           1.00         (0.22)          --
Year ended 7/31/06                            $ 12.71          0.22           (0.43)         (0.21)        (0.22)          --
Year ended 7/31/07                            $ 12.28          0.37~@          1.08           1.45         (0.32)          --
--------------------------------------------------------------------------------------------------------------------------------
BALANCED CLASS B SHARES
Year ended 7/31/03                            $ 10.75          0.04            0.48           0.52         (0.08)          --
Year ended 7/31/04                            $ 11.19          0.01            0.63           0.64         (0.03)          --
Year ended 7/31/05                            $ 11.80          0.11            0.79           0.90         (0.13)          --
Year ended 7/31/06                            $ 12.57          0.12           (0.44)         (0.32)        (0.12)          --
Year ended 7/31/07                            $ 12.13          0.27~@          1.07           1.34         (0.22)          --
--------------------------------------------------------------------------------------------------------------------------------
BALANCED CLASS C SHARES
Year ended 7/31/03                            $ 10.73          0.04            0.48           0.52         (0.08)          --
Year ended 7/31/04                            $ 11.17          0.01            0.63           0.64         (0.03)          --
Year ended 7/31/05                            $ 11.78          0.11            0.79           0.90         (0.13)          --
Year ended 7/31/06                            $ 12.55          0.12           (0.44)         (0.32)        (0.12)          --
Year ended 7/31/07                            $ 12.11          0.27~@          1.07           1.34         (0.22)          --
--------------------------------------------------------------------------------------------------------------------------------
BALANCED ADVISOR SHARES
Year ended 7/31/03                            $ 10.84          0.10            0.49           0.59         (0.13)          --
Year ended 7/31/04                            $ 11.30          0.06            0.64           0.70         (0.09)          --
Year ended 7/31/05                            $ 11.91          0.17            0.79           0.96         (0.19)          --
Year ended 7/31/06                            $ 12.68          0.18           (0.43)         (0.25)        (0.18)          --
Year ended 7/31/07                            $ 12.25          0.34~@          1.08           1.42         (0.29)          --
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
BALANCED INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.17)        $11.38        5.94%
Year ended 7/31/04                              (0.15)        $12.00        6.76%
Year ended 7/31/05                              (0.25)        $12.79        8.73%
Year ended 7/31/06                              (0.25)        $12.35       (1.51%)
Year ended 7/31/07                              (0.36)        $13.49       12.33%@
-----------------------------------------------------------------------------------
BALANCED CLASS A SHARES
Year ended 7/31/03                              (0.15)        $11.32        5.57%
Year ended 7/31/04                              (0.12)        $11.93        6.52%
Year ended 7/31/05                              (0.22)        $12.71        8.41%
Year ended 7/31/06                              (0.22)        $12.28       (1.71%)
Year ended 7/31/07                              (0.32)        $13.41       12.02%@
-----------------------------------------------------------------------------------
BALANCED CLASS B SHARES
Year ended 7/31/03                              (0.08)        $11.19        4.87%
Year ended 7/31/04                              (0.03)        $11.80        5.72%
Year ended 7/31/05                              (0.13)        $12.57        7.61%
Year ended 7/31/06                              (0.12)        $12.13       (2.57%)
Year ended 7/31/07                              (0.22)        $13.25       11.23%@
-----------------------------------------------------------------------------------
BALANCED CLASS C SHARES
Year ended 7/31/03                              (0.08)        $11.17        4.90%
Year ended 7/31/04                              (0.03)        $11.78        5.71%
Year ended 7/31/05                              (0.13)        $12.55        7.62%
Year ended 7/31/06                              (0.12)        $12.11       (2.56%)
Year ended 7/31/07                              (0.22)        $13.23       11.26%@
-----------------------------------------------------------------------------------
BALANCED ADVISOR SHARES
Year ended 7/31/03                              (0.13)        $11.30        5.39%
Year ended 7/31/04                              (0.09)        $11.91        6.31%
Year ended 7/31/05                              (0.19)        $12.68        8.08%
Year ended 7/31/06                              (0.18)        $12.25       (1.97%)
Year ended 7/31/07                              (0.29)        $13.38       11.77%@
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE          INCOME         PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
BALANCED INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 177,052          1.12%          1.10%           1.39%            133%
Year ended 7/31/04                         $  98,282          1.13%          1.13%           1.07%            166%
Year ended 7/31/05                         $  59,868          1.18%          1.02%           1.89%            146%
Year ended 7/31/06                         $  35,740          1.22%          0.97%           1.86%            191%
Year ended 7/31/07                         $  23,329          1.34%          0.96%           2.84%             59%
----------------------------------------------------------------------------------------------------------------------
BALANCED CLASS A SHARES
Year ended 7/31/03                         $  73,287          1.37%          1.35%           1.14%            133%
Year ended 7/31/04                         $  74,231          1.38%          1.38%           0.79%            166%
Year ended 7/31/05                         $  59,274          1.44%          1.27%           1.63%            146%
Year ended 7/31/06                         $  37,286          1.47%          1.22%           1.61%            191%
Year ended 7/31/07                         $  26,863          1.59%          1.21%           2.56%             59%
----------------------------------------------------------------------------------------------------------------------
BALANCED CLASS B SHARES
Year ended 7/31/03                         $  13,972          2.12%          2.10%           0.39%            133%
Year ended 7/31/04                         $  13,117          2.13%          2.13%           0.05%            166%
Year ended 7/31/05                         $  10,957          2.19%          2.02%           0.86%            146%
Year ended 7/31/06                         $   7,536          2.22%          1.97%           0.86%            191%
Year ended 7/31/07                         $   5,923          2.33%          1.96%           1.80%             59%
----------------------------------------------------------------------------------------------------------------------
BALANCED CLASS C SHARES
Year ended 7/31/03                         $   5,747          2.12%          2.10%           0.38%            133%
Year ended 7/31/04                         $   4,731          2.13%          2.13%           0.05%            166%
Year ended 7/31/05                         $   4,046          2.19%          2.02%           0.85%            146%
Year ended 7/31/06                         $   1,669          2.21%          1.97%           0.86%            191%
Year ended 7/31/07                         $   1,201          2.33%          1.96%           1.82%             59%
----------------------------------------------------------------------------------------------------------------------
BALANCED ADVISOR SHARES
Year ended 7/31/03                         $     104          1.61%          1.60%           0.82%            133%
Year ended 7/31/04                         $     176          1.64%          1.64%           0.52%            166%
Year ended 7/31/05                         $     185          1.69%          1.52%           1.33%            146%
Year ended 7/31/06                         $     123          1.72%          1.47%           1.37%            191%
Year ended 7/31/07                         $     121          1.84%          1.46%           2.26%             59%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 172-173

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                        GAINS        NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD     INCOME/(LOSS)  TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/03                           $    5.89        (0.04)~          2.40           2.36            --        (0.05)
Year ended 7/31/04                           $    8.20        (0.02)~          2.66           2.64            --        (0.52)
Year ended 7/31/05                           $   10.32        (0.01)~          1.41           1.40            --        (0.72)
Year ended 7/31/06                           $   11.00         0.02~           0.17           0.19         (0.01)       (3.13)
Year ended 7/31/07                           $    8.05         0.01~           0.93           0.94         (0.05)       (1.92)
--------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS A SHARES
Year ended 7/31/03                           $    5.82        (0.06)~          2.37           2.31            --        (0.05)
Year ended 7/31/04                           $    8.08        (0.05)~          2.63           2.58            --        (0.52)
Year ended 7/31/05                           $   10.14        (0.03)~          1.39           1.36            --        (0.72)
Year ended 7/31/06                           $   10.78           --^~          0.15           0.15           --^        (3.13)
Year ended 7/31/07                           $    7.80        (0.01)~          0.90           0.89         (0.04)       (1.92)
--------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS B SHARES
Year ended 7/31/03                           $    5.79        (0.10)~          2.33           2.23            --        (0.05)
Year ended 7/31/04                           $    7.97        (0.08)~          2.59           2.51            --        (0.52)
Year ended 7/31/05                           $    9.96        (0.04)~          1.36           1.32            --        (0.72)
Year ended 7/31/06                           $   10.56        (0.06)~          0.15           0.09            --        (3.13)
Year ended 7/31/07                           $    7.52        (0.06)~          0.86           0.80         (0.01)       (1.92)
--------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS C SHARES
Year ended 7/31/03                           $    5.79        (0.10)~          2.33           2.23            --        (0.05)
Year ended 7/31/04                           $    7.97        (0.08)~          2.59           2.51            --        (0.52)
Year ended 7/31/05                           $    9.96        (0.04)~          1.36           1.32            --        (0.72)
Year ended 7/31/06                           $   10.56        (0.06)~          0.15           0.09            --        (3.13)
Year ended 7/31/07                           $    7.52        (0.05)~          0.84           0.79            --        (1.92)
--------------------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE ADVISOR SHARES
Year ended 7/31/03                           $    5.81        (0.07)~          2.36           2.29            --        (0.05)
Year ended 7/31/04                           $    8.05        (0.06)~          2.62           2.56            --        (0.52)
Year ended 7/31/05                           $   10.09        (0.03)~          1.37           1.34            --        (0.72)
Year ended 7/31/06                           $   10.71        (0.03)~          0.16           0.13            --        (3.13)
Year ended 7/31/07                           $    7.71        (0.02)~          0.89           0.87         (0.03)       (1.92)
--------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE INSTITUTIONAL SHARES
4/1/03(d) to 7/31/03                         $   15.00           --^           2.54           2.54            --           --
Year ended 7/31/04                           $   17.54        (0.03)~          3.50           3.47         (0.02)       (0.98)
Year ended 7/31/05                           $   20.01        (0.04)~          4.51           4.47            --        (1.66)
Year ended 7/31/06                           $   22.82         0.09            0.46           0.55         (0.05)       (2.43)
Year ended 7/31/07                           $   20.89         0.13~           2.12           2.25         (0.08)       (2.77)
--------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS A SHARES
4/1/03(d) to 7/31/03                         $   15.00        (0.01)           2.53           2.52            --           --
Year ended 7/31/04                           $   17.52        (0.11)~          3.52           3.41           --^        (0.98)
Year ended 7/31/05                           $   19.95        (0.10)~          4.49           4.39            --        (1.66)
Year ended 7/31/06                           $   22.68         0.02            0.47           0.49            --        (2.43)
Year ended 7/31/07                           $   20.74         0.08~           2.11           2.19         (0.07)       (2.77)
--------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS B SHARES
4/1/03(d) to 7/31/03                         $   15.00        (0.03)           2.51           2.48            --           --
Year ended 7/31/04                           $   17.48        (0.25)~          3.51           3.26            --        (0.98)
Year ended 7/31/05                           $   19.76        (0.24)~          4.43           4.19            --        (1.66)
Year ended 7/31/06                           $   22.29        (0.13)           0.45           0.32            --        (2.43)
Year ended 7/31/07                           $   20.18        (0.08)~          2.05           1.97         (0.04)       (2.77)
--------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS C SHARES
4/1/03(d) to 7/31/03                         $   15.00        (0.03)           2.51           2.48            --           --
Year ended 7/31/04                           $   17.48        (0.26)~          3.50           3.24            --        (0.98)
Year ended 7/31/05                           $   19.74        (0.24)~          4.41           4.17            --        (1.66)
Year ended 7/31/06                           $   22.25        (0.14)           0.46           0.32            --        (2.43)
Year ended 7/31/07                           $   20.14        (0.08)~          2.06           1.98         (0.04)       (2.77)
--------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE ADVISOR SHARES
4/1/03(d) to 7/31/03                         $   15.00        (0.01)           2.52           2.51            --           --
Year ended 7/31/04                           $   17.51        (0.16)~          3.52           3.36            --        (0.98)
Year ended 7/31/05                           $   19.89        (0.15)~          4.48           4.33            --        (1.66)
Year ended 7/31/06                           $   22.56        (0.02)           0.45           0.43            --        (2.43)
Year ended 7/31/07                           $   20.56         0.02~           2.09           2.11         (0.06)       (2.77)
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
MICRO CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.05)        $ 8.20       40.26%
Year ended 7/31/04                              (0.52)        $10.32       32.84%
Year ended 7/31/05                              (0.72)        $11.00       13.86%
Year ended 7/31/06                              (3.14)        $ 8.05        1.93%
Year ended 7/31/07                              (1.97)        $ 7.02       12.53%
-----------------------------------------------------------------------------------
MICRO CAP VALUE CLASS A SHARES
Year ended 7/31/03                              (0.05)        $ 8.08       39.88%
Year ended 7/31/04                              (0.52)        $10.14       32.56%
Year ended 7/31/05                              (0.72)        $10.78       13.60%
Year ended 7/31/06                              (3.13)        $ 7.80        1.59%
Year ended 7/31/07                              (1.96)        $ 6.73       12.24%
-----------------------------------------------------------------------------------
MICRO CAP VALUE CLASS B SHARES
Year ended 7/31/03                              (0.05)        $ 7.97       38.70%
Year ended 7/31/04                              (0.52)        $ 9.96       32.13%
Year ended 7/31/05                              (0.72)        $10.56       13.54%
Year ended 7/31/06                              (3.13)        $ 7.52        0.86%
Year ended 7/31/07                              (1.93)        $ 6.39       11.38%
-----------------------------------------------------------------------------------
MICRO CAP VALUE CLASS C SHARES
Year ended 7/31/03                              (0.05)        $ 7.97       38.70%
Year ended 7/31/04                              (0.52)        $ 9.96       32.13%
Year ended 7/31/05                              (0.72)        $10.56       13.54%
Year ended 7/31/06                              (3.13)        $ 7.52        0.86%
Year ended 7/31/07                              (1.92)        $ 6.39       11.28%
-----------------------------------------------------------------------------------
MICRO CAP VALUE ADVISOR SHARES
Year ended 7/31/03                              (0.05)        $ 8.05       39.60%
Year ended 7/31/04                              (0.52)        $10.09       32.44%
Year ended 7/31/05                              (0.72)        $10.71       13.57%
Year ended 7/31/06                              (3.13)        $ 7.71        1.30%
Year ended 7/31/07                              (1.95)        $ 6.63       12.08%
-----------------------------------------------------------------------------------
SMALL CAP VALUE INSTITUTIONAL SHARES
4/1/03(d) to 7/31/03                               --         $17.54       16.87%*
Year ended 7/31/04                              (1.00)        $20.01       20.11%
Year ended 7/31/05                              (1.66)        $22.82       23.59%
Year ended 7/31/06                              (2.48)        $20.89        2.62%
Year ended 7/31/07                              (2.85)        $20.29       10.77%
-----------------------------------------------------------------------------------
SMALL CAP VALUE CLASS A SHARES
4/1/03(d) to 7/31/03                               --         $17.52       16.73%*
Year ended 7/31/04                              (0.98)        $19.95       19.81%
Year ended 7/31/05                              (1.66)        $22.68       23.24%
Year ended 7/31/06                              (2.43)        $20.74        2.36%
Year ended 7/31/07                              (2.84)        $20.09       10.53%
-----------------------------------------------------------------------------------
SMALL CAP VALUE CLASS B SHARES
4/1/03(d) to 7/31/03                               --         $17.48       16.47%*
Year ended 7/31/04                              (0.98)        $19.76       19.02%
Year ended 7/31/05                              (1.66)        $22.29       22.35%
Year ended 7/31/06                              (2.43)        $20.18        1.59%
Year ended 7/31/07                              (2.81)        $19.34        9.63%
-----------------------------------------------------------------------------------
SMALL CAP VALUE CLASS C SHARES
4/1/03(d) to 7/31/03                               --         $17.48       16.47%*
Year ended 7/31/04                              (0.98)        $19.74       18.85%
Year ended 7/31/05                              (1.66)        $22.25       22.39%
Year ended 7/31/06                              (2.43)        $20.14        1.59%
Year ended 7/31/07                              (2.81)        $19.31        9.66%
-----------------------------------------------------------------------------------
SMALL CAP VALUE ADVISOR SHARES
4/1/03(d) to 7/31/03                               --         $17.51       16.67%*
Year ended 7/31/04                              (0.98)        $19.89       19.52%
Year ended 7/31/05                              (1.66)        $22.56       23.00%
Year ended 7/31/06                              (2.43)        $20.56        2.10%
Year ended 7/31/07                              (2.83)        $19.84       10.20%
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE       INCOME/(LOSS)     PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 100,676          1.47%          1.40%          (0.68%)            28%
Year ended 7/31/04                         $ 155,798          1.33%          1.33%          (0.25%)            23%
Year ended 7/31/05                         $  98,885          1.35%          1.35%          (0.07%)            12%
Year ended 7/31/06                         $  72,981          1.40%          1.37%           0.23%             42%
Year ended 7/31/07                         $  51,541          1.52%          1.35%           0.17%             72%
----------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS A SHARES
Year ended 7/31/03                         $  18,297          1.69%          1.65%          (0.95%)            28%
Year ended 7/31/04                         $  41,402          1.58%          1.58%          (0.49%)            23%
Year ended 7/31/05                         $  29,172          1.60%          1.60%          (0.31%)            12%
Year ended 7/31/06                         $  17,759          1.65%          1.62%          (0.05%)            42%
Year ended 7/31/07                         $  11,486          1.77%          1.60%          (0.08%)            72%
----------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS B SHARES
Year ended 7/31/03                         $   4,254          2.47%          2.40%          (1.66%)            28%
Year ended 7/31/04                         $   6,937          2.33%          1.89%          (0.81%)            23%
Year ended 7/31/05                         $   7,348          2.36%          1.73%          (0.40%)            12%
Year ended 7/31/06                         $   6,032          2.40%          2.37%          (0.73%)            42%
Year ended 7/31/07                         $   5,069          2.53%          2.35%          (0.87%)            72%
----------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE CLASS C SHARES
Year ended 7/31/03                         $   1,166          2.47%          2.40%          (1.66%)            28%
Year ended 7/31/04                         $   5,624          2.33%          1.81%          (0.82%)            23%
Year ended 7/31/05                         $   6,143          2.36%          1.73%          (0.39%)            12%
Year ended 7/31/06                         $   5,161          2.40%          2.37%          (0.71%)            42%
Year ended 7/31/07                         $   2,853          2.51%          2.35%          (0.75%)            72%
----------------------------------------------------------------------------------------------------------------------
MICRO CAP VALUE ADVISOR SHARES
Year ended 7/31/03                         $  25,342          1.97%          1.90%          (1.15%)            28%
Year ended 7/31/04                         $  41,514          1.83%          1.68%          (0.61%)            23%
Year ended 7/31/05                         $  36,031          1.85%          1.64%          (0.34%)            12%
Year ended 7/31/06                         $  17,297          1.90%          1.87%          (0.34%)            42%
Year ended 7/31/07                         $   9,370          2.01%          1.85%          (0.33%)            72%
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE INSTITUTIONAL SHARES
4/1/03(d) to 7/31/03                       $  72,783          1.60%**        1.24%**         0.03%**           39%
Year ended 7/31/04                         $ 107,344          1.41%          1.25%          (0.15%)           279%
Year ended 7/31/05                         $ 158,505          1.20%          1.20%          (0.20%)           105%
Year ended 7/31/06                         $ 116,503          1.24%          1.21%           0.39%             99%
Year ended 7/31/07                         $ 110,873          1.25%          1.20%           0.61%             46%
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS A SHARES
4/1/03(d) to 7/31/03                       $     216          1.86%**        1.47%**        (0.21%)**          39%
Year ended 7/31/04                         $   2,277          1.63%          1.49%          (0.53%)           279%
Year ended 7/31/05                         $   2,715          1.45%          1.45%          (0.48%)           105%
Year ended 7/31/06                         $   2,434          1.49%          1.46%           0.11%             99%
Year ended 7/31/07                         $   2,198          1.50%          1.45%           0.36%             46%
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS B SHARES
4/1/03(d) to 7/31/03                       $     103          2.60%**        2.22%**        (1.07%)**          39%
Year ended 7/31/04                         $     503          2.38%          2.24%          (1.26%)           279%
Year ended 7/31/05                         $   1,142          2.20%          2.19%          (1.18%)           105%
Year ended 7/31/06                         $   1,221          2.24%          2.21%          (0.64%)            99%
Year ended 7/31/07                         $   1,104          2.25%          2.20%          (0.39%)            46%
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE CLASS C SHARES
4/1/03(d) to 7/31/03                       $      15          2.62%**        2.23%**        (0.97%)**          39%
Year ended 7/31/04                         $     561          2.38%          2.24%          (1.31%)           279%
Year ended 7/31/05                         $     927          2.20%          2.19%          (1.21%)           105%
Year ended 7/31/06                         $     839          2.24%          2.21%          (0.64%)            99%
Year ended 7/31/07                         $     713          2.25%          2.20%          (0.39%)            46%
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE ADVISOR SHARES
4/1/03(d) to 7/31/03                       $     216          2.11%**        1.72%**        (0.51%)**          39%
Year ended 7/31/04                         $   1,606          1.88%          1.74%          (0.79%)           279%
Year ended 7/31/05                         $   1,979          1.70%          1.70%          (0.72%)           105%
Year ended 7/31/06                         $   1,185          1.74%          1.71%          (0.09%)            99%
Year ended 7/31/07                         $     882          1.75%          1.70%           0.11%             46%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 174-175

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                        GAINS        NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD     INCOME/(LOSS)  TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/03                           $   15.86         0.02            3.14           3.16            --           --
Year ended 7/31/04                           $   19.02         0.06            3.62           3.68         (0.05)       (0.07)
Year ended 7/31/05                           $   22.58         0.10            4.85           4.95         (0.11)       (1.38)
Year ended 7/31/06                           $   26.04         0.26            1.77           2.03         (0.24)       (2.15)
Year ended 7/31/07                           $   25.68         0.37~           4.19           4.56         (0.36)       (4.23)
--------------------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE CLASS A SHARES
Year ended 7/31/03                           $   15.77           --^           3.08           3.08            --           --
Year ended 7/31/04                           $   18.85           --^           3.59           3.59         (0.01)       (0.07)
Year ended 7/31/05                           $   22.36         0.04            4.79           4.83         (0.05)       (1.38)
Year ended 7/31/06                           $   25.76         0.19            1.77           1.96         (0.18)       (2.15)
Year ended 7/31/07                           $   25.39         0.30~           4.13           4.43         (0.29)       (4.23)
--------------------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE CLASS B SHARES
Year ended 7/31/03                           $   15.69        (0.13)           3.07           2.94            --           --
Year ended 7/31/04                           $   18.63        (0.14)           3.52           3.38            --        (0.07)
Year ended 7/31/05                           $   21.94        (0.14)           4.69           4.55            --        (1.38)
Year ended 7/31/06                           $   25.11           --^           1.71           1.71         (0.06)       (2.15)
Year ended 7/31/07                           $   24.61         0.10~           3.99           4.09         (0.12)       (4.23)
--------------------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE CLASS C SHARES
Year ended 7/31/03                           $   15.69        (0.12)           3.04           2.92            --           --
Year ended 7/31/04                           $   18.61        (0.13)           3.52           3.39            --        (0.07)
Year ended 7/31/05                           $   21.93        (0.15)           4.69           4.54            --        (1.38)
Year ended 7/31/06                           $   25.09           --^           1.71           1.71         (0.06)       (2.15)
Year ended 7/31/07                           $   24.59         0.11~           3.98           4.09         (0.13)       (4.23)
--------------------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE ADVISOR SHARES
Year ended 7/31/03                           $   15.78        (0.05)           3.09           3.04            --           --
Year ended 7/31/04                           $   18.82        (0.05)           3.59           3.54            --        (0.07)
Year ended 7/31/05                           $   22.29        (0.02)           4.77           4.75         (0.01)       (1.38)
Year ended 7/31/06                           $   25.65         0.13            1.75           1.88         (0.12)       (2.15)
Year ended 7/31/07                           $   25.26         0.23~           4.11           4.34         (0.23)       (4.23)
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
MULTI CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/03                                 --         $19.02       19.92%
Year ended 7/31/04                              (0.12)        $22.58       19.36%
Year ended 7/31/05                              (1.49)        $26.04       22.51%
Year ended 7/31/06                              (2.39)        $25.68        8.38%
Year ended 7/31/07                              (4.59)        $25.65       18.93%
-----------------------------------------------------------------------------------
MULTI CAP VALUE CLASS A SHARES
Year ended 7/31/03                                 --         $18.85       19.53%
Year ended 7/31/04                              (0.08)        $22.36       19.07%
Year ended 7/31/05                              (1.43)        $25.76       22.22%
Year ended 7/31/06                              (2.33)        $25.39        8.16%
Year ended 7/31/07                              (4.52)        $25.30       18.58%
-----------------------------------------------------------------------------------
MULTI CAP VALUE CLASS B SHARES
Year ended 7/31/03                                 --         $18.63       18.74%
Year ended 7/31/04                              (0.07)        $21.94       18.15%
Year ended 7/31/05                              (1.38)        $25.11       21.33%
Year ended 7/31/06                              (2.21)        $24.61        7.33%
Year ended 7/31/07                              (4.35)        $24.35       17.65%
-----------------------------------------------------------------------------------
MULTI CAP VALUE CLASS C SHARES
Year ended 7/31/03                                 --         $18.61       18.61%
Year ended 7/31/04                              (0.07)        $21.93       18.22%
Year ended 7/31/05                              (1.38)        $25.09       21.24%
Year ended 7/31/06                              (2.21)        $24.59        7.33%
Year ended 7/31/07                              (4.36)        $24.32       17.67%
-----------------------------------------------------------------------------------
MULTI CAP VALUE ADVISOR SHARES
Year ended 7/31/03                                 --         $18.82       19.26%
Year ended 7/31/04                              (0.07)        $22.29       18.81%
Year ended 7/31/05                              (1.39)        $25.65       21.90%
Year ended 7/31/06                              (2.27)        $25.26        7.87%
Year ended 7/31/07                              (4.46)        $25.14       18.30%
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE       INCOME/(LOSS)     PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 182,485          1.36%          1.33%           0.17%            23%
Year ended 7/31/04                         $ 235,228          1.30%          1.30%           0.29%            17%
Year ended 7/31/05                         $ 270,131          1.30%          1.30%           0.41%            24%
Year ended 7/31/06                         $ 226,189          1.31%          1.29%           0.99%            40%
Year ended 7/31/07                         $ 223,709          1.31%          1.22%           1.40%            23%
----------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE CLASS A SHARES
Year ended 7/31/03                         $  19,667          1.64%          1.58%           0.01%            23%
Year ended 7/31/04                         $  33,156          1.55%          1.55%           0.04%            17%
Year ended 7/31/05                         $  39,433          1.55%          1.55%           0.15%            24%
Year ended 7/31/06                         $  38,714          1.56%          1.54%           0.74%            40%
Year ended 7/31/07                         $  44,717          1.56%          1.47%           1.14%            23%
----------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE CLASS B SHARES
Year ended 7/31/03                         $  14,087          2.39%          2.33%          (0.81%)           23%
Year ended 7/31/04                         $  18,795          2.30%          2.30%          (0.71%)           17%
Year ended 7/31/05                         $  22,278          2.30%          2.30%          (0.60%)           24%
Year ended 7/31/06                         $  21,679          2.31%          2.29%          (0.01%)           40%
Year ended 7/31/07                         $  23,974          2.31%          2.22%           0.40%            23%
----------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE CLASS C SHARES
Year ended 7/31/03                         $   2,036          2.39%          2.33%          (0.81%)           23%
Year ended 7/31/04                         $   3,824          2.30%          2.30%          (0.71%)           17%
Year ended 7/31/05                         $   4,553          2.30%          2.30%          (0.58%)           24%
Year ended 7/31/06                         $   4,455          2.31%          2.29%          (0.01%)           40%
Year ended 7/31/07                         $   8,150          2.31%          2.22%           0.40%            23%
----------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE ADVISOR SHARES
Year ended 7/31/03                         $  37,047          1.89%          1.83%          (0.30%)           23%
Year ended 7/31/04                         $  39,983          1.80%          1.80%          (0.20%)           17%
Year ended 7/31/05                         $  42,656          1.80%          1.80%          (0.09%)           24%
Year ended 7/31/06                         $  32,861          1.81%          1.79%           0.48%            40%
Year ended 7/31/07                         $  32,529          1.81%          1.72%           0.91%            23%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 176-177

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                        GAINS        NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD       INCOME        TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/03                           $   10.85         0.18~           1.14           1.32         (0.16)       (0.16)
Year ended 7/31/04                           $   11.85         0.15            2.08           2.23         (0.16)       (0.40)
Year ended 7/31/05                           $   13.52         0.18            1.95           2.13         (0.18)       (0.39)
Year ended 7/31/06                           $   15.08         0.21            1.07           1.28         (0.20)       (1.44)
Year ended 7/31/07                           $   14.72         0.22~@          1.80           2.02         (0.22)       (2.13)
--------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS A SHARES
Year ended 7/31/03                           $   10.83         0.16~           1.14           1.30         (0.14)       (0.16)
Year ended 7/31/04                           $   11.83         0.12            2.08           2.20         (0.13)       (0.40)
Year ended 7/31/05                           $   13.50         0.14            1.94           2.08         (0.14)       (0.39)
Year ended 7/31/06                           $   15.05         0.17            1.07           1.24         (0.16)       (1.44)
Year ended 7/31/07                           $   14.69         0.18~@          1.79           1.97         (0.18)       (2.13)
--------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS B SHARES
Year ended 7/31/03                           $   10.93         0.08~           1.15           1.23         (0.07)       (0.16)
Year ended 7/31/04                           $   11.93         0.03            2.09           2.12         (0.04)       (0.40)
Year ended 7/31/05                           $   13.61         0.04            1.95           1.99         (0.04)       (0.39)
Year ended 7/31/06                           $   15.17         0.06            1.08           1.14         (0.06)       (1.44)
Year ended 7/31/07                           $   14.81         0.08~@          1.80           1.88         (0.07)       (2.13)
--------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS C SHARES
Year ended 7/31/03                           $   10.80         0.08~           1.11           1.19         (0.07)       (0.16)
Year ended 7/31/04                           $   11.76         0.02            2.07           2.09         (0.05)       (0.40)
Year ended 7/31/05                           $   13.40         0.03            1.94           1.97         (0.04)       (0.39)
Year ended 7/31/06                           $   14.94         0.06            1.06           1.12         (0.06)       (1.44)
Year ended 7/31/07                           $   14.56         0.08~@          1.77           1.85         (0.07)       (2.13)
--------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE ADVISOR SHARES
Year ended 7/31/06 (c)                       $   15.05         0.11            1.09           1.20         (0.15)       (1.44)
Year ended 7/31/07                           $   14.66         0.14~@          1.80           1.94         (0.15)       (2.13)
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.32)        $11.85       12.53%
Year ended 7/31/04                              (0.56)        $13.52       19.22%
Year ended 7/31/05                              (0.57)        $15.08       16.07%
Year ended 7/31/06                              (1.64)        $14.72        9.29%
Year ended 7/31/07                              (2.35)        $14.39       14.52%@
-----------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS A SHARES
Year ended 7/31/03                              (0.30)        $11.83       12.30%
Year ended 7/31/04                              (0.53)        $13.50       18.96%
Year ended 7/31/05                              (0.53)        $15.05       15.74%
Year ended 7/31/06                              (1.60)        $14.69        9.05%
Year ended 7/31/07                              (2.31)        $14.35       14.13%@
-----------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS B SHARES
Year ended 7/31/03                              (0.23)        $11.93       11.50%
Year ended 7/31/04                              (0.44)        $13.61       18.07%
Year ended 7/31/05                              (0.43)        $15.17       14.85%
Year ended 7/31/06                              (1.50)        $14.81        8.22%
Year ended 7/31/07                              (2.20)        $14.49       13.38%@
-----------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS C SHARES
Year ended 7/31/03                              (0.23)        $11.76       11.28%
Year ended 7/31/04                              (0.45)        $13.40       18.07%
Year ended 7/31/05                              (0.43)        $14.94       14.96%
Year ended 7/31/06                              (1.50)        $14.56        8.21%
Year ended 7/31/07                              (2.20)        $14.21       13.34%@
-----------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE ADVISOR SHARES
Year ended 7/31/06 (c)                          (1.59)        $14.66        8.72%
Year ended 7/31/07                              (2.28)        $14.32       13.90%@
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE          INCOME         PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 335,967          1.10%          1.08%           1.74%            79%
Year ended 7/31/04                         $ 632,120          1.07%          1.07%           1.27%            22%
Year ended 7/31/05                         $ 574,251          1.07%          1.07%           1.27%            31%
Year ended 7/31/06                         $ 581,507          1.07%          1.07%           1.40%            57%
Year ended 7/31/07                         $ 649,497          1.07%          1.03%           1.50%            49%
----------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS A SHARES
Year ended 7/31/03                         $  14,100          1.36%          1.33%           1.51%            79%
Year ended 7/31/04                         $  21,738          1.32%          1.32%           1.00%            22%
Year ended 7/31/05                         $  24,805          1.32%          1.32%           1.01%            31%
Year ended 7/31/06                         $  22,968          1.32%          1.32%           1.16%            57%
Year ended 7/31/07                         $  29,725          1.32%          1.27%           1.24%            49%
----------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS B SHARES
Year ended 7/31/03                         $   3,408          2.11%          2.08%           0.76%            79%
Year ended 7/31/04                         $   4,807          2.07%          2.07%           0.27%            22%
Year ended 7/31/05                         $   5,739          2.07%          2.07%           0.26%            31%
Year ended 7/31/06                         $   5,783          2.07%          2.07%           0.40%            57%
Year ended 7/31/07                         $   5,872          2.07%          2.03%           0.50%            49%
----------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE CLASS C SHARES
Year ended 7/31/03                         $     884          2.10%          2.08%           0.75%            79%
Year ended 7/31/04                         $   1,832          2.06%          2.06%           0.27%            22%
Year ended 7/31/05                         $   2,313          2.07%          2.07%           0.26%            31%
Year ended 7/31/06                         $   2,227          2.07%          2.07%           0.41%            57%
Year ended 7/31/07                         $   2,533          2.07%          2.02%           0.50%            49%
----------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP VALUE ADVISOR SHARES
Year ended 7/31/06 (c)                     $     148          1.57%          1.57%           0.84%            57%
Year ended 7/31/07                         $     370          1.57%          1.52%           0.97%            49%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 178-179

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                        GAINS        NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD    INCOME/(LOSS)    TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.04#          1.35#           1.39         (0.04)          --
Year ended 7/31/04                           $   11.35         0.14#          1.31#           1.45         (0.13)       (0.18)
Year ended 7/31/05                           $   12.49         0.16#          1.94#           2.10         (0.15)       (0.08)
Year ended 7/31/06                           $   14.36         0.21#          0.52#           0.73         (0.20)       (0.31)
Year ended 7/31/07                           $   14.58         0.14#~         2.39#           2.53         (0.12)       (0.41)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.02#          1.33#           1.35         (0.02)          --
Year ended 7/31/04                           $   11.33         0.11#          1.30#           1.41         (0.11)       (0.18)
Year ended 7/31/05                           $   12.45         0.12#          1.95#           2.07         (0.12)       (0.08)
Year ended 7/31/06                           $   14.32         0.17#          0.51#           0.68         (0.16)       (0.31)
Year ended 7/31/07                           $   14.53         0.10#~         2.38#           2.48         (0.09)       (0.41)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                         $   10.00        (0.02)#         1.28#           1.26            --^          --
Year ended 7/31/04                           $   11.26         0.05#          1.27#           1.32         (0.10)       (0.18)
Year ended 7/31/05                           $   12.30         0.03#          1.90#           1.93         (0.07)       (0.08)
Year ended 7/31/06                           $   14.08         0.06#          0.51#           0.57         (0.10)       (0.31)
Year ended 7/31/07                           $   14.24        (0.02)#~        2.33#           2.31         (0.02)       (0.42)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                         $   10.00        (0.01)#         1.28#           1.27         (0.01)          --
Year ended 7/31/04                           $   11.26         0.03#          1.28#           1.31         (0.09)       (0.18)
Year ended 7/31/05                           $   12.30         0.03#          1.90#           1.93         (0.07)       (0.08)
Year ended 7/31/06                           $   14.08         0.06#          0.51#           0.57         (0.10)       (0.31)
Year ended 7/31/07                           $   14.24        (0.04)#~        2.35#           2.31         (0.03)       (0.41)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                       $   14.36         0.15#          0.50#           0.65         (0.16)       (0.31)
Year ended 7/31/07                           $   14.54         0.06#~         2.38#           2.44         (0.06)       (0.42)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.09#          1.58#           1.67         (0.08)          --
Year ended 7/31/04                           $   11.59         0.19#          1.03#           1.22         (0.19)       (0.14)
Year ended 7/31/05                           $   12.48         0.22#          1.50#           1.72         (0.21)       (0.08)
Year ended 7/31/06                           $   13.91         0.28#          0.34#           0.62         (0.28)       (0.27)
Year ended 7/31/07                           $   13.98         0.25#~         1.84#           2.09         (0.26)       (0.37)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.07#          1.58#           1.65         (0.07)          --
Year ended 7/31/04                           $   11.58         0.16#          1.04#           1.20         (0.17)       (0.14)
Year ended 7/31/05                           $   12.47         0.19#          1.49#           1.68         (0.18)       (0.08)
Year ended 7/31/06                           $   13.89         0.26#          0.33#           0.59         (0.25)       (0.27)
Year ended 7/31/07                           $   13.96         0.21#~         1.83#           2.04         (0.22)       (0.36)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.02#          1.55#           1.57         (0.02)          --
Year ended 7/31/04                           $   11.55         0.07#          1.03#           1.10         (0.09)       (0.14)
Year ended 7/31/05                           $   12.42         0.09#          1.48#           1.57         (0.08)       (0.08)
Year ended 7/31/06                           $   13.83         0.15#          0.34#           0.49         (0.15)       (0.27)
Year ended 7/31/07                           $   13.90         0.10#~         1.82#           1.92         (0.11)       (0.37)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.02#          1.55#           1.57         (0.02)          --
Year ended 7/31/04                           $   11.55         0.07#          1.02#           1.09         (0.09)       (0.14)
Year ended 7/31/05                           $   12.41         0.09#          1.49#           1.58         (0.08)       (0.08)
Year ended 7/31/06                           $   13.83         0.15#          0.33#           0.48         (0.15)       (0.27)
Year ended 7/31/07                           $   13.89         0.10#~         1.83#           1.93         (0.11)       (0.37)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                       $   13.91         0.24#          0.32#           0.56         (0.25)       (0.27)
Year ended 7/31/07                           $   13.95         0.19#~         1.81#           2.00         (0.18)       (0.36)
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                            (0.04)        $11.35       13.92%*
Year ended 7/31/04                              (0.31)        $12.49       12.83%
Year ended 7/31/05                              (0.23)        $14.36       16.91%
Year ended 7/31/06                              (0.51)        $14.58        5.13%
Year ended 7/31/07                              (0.53)        $16.58       17.59%
-----------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                            (0.02)        $11.33       13.57%*
Year ended 7/31/04                              (0.29)        $12.45       12.49%
Year ended 7/31/05                              (0.20)        $14.32       16.59%
Year ended 7/31/06                              (0.47)        $14.53        4.80%
Year ended 7/31/07                              (0.50)        $16.51       17.29%
-----------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                               --         $11.26       12.65%*
Year ended 7/31/04                              (0.28)        $12.30       11.70%
Year ended 7/31/05                              (0.15)        $14.08       15.73%
Year ended 7/31/06                              (0.41)        $14.24        4.10%
Year ended 7/31/07                              (0.44)        $16.11       16.44%
-----------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                            (0.01)        $11.26       12.74%*
Year ended 7/31/04                              (0.27)        $12.30       11.67%
Year ended 7/31/05                              (0.15)        $14.08       15.80%
Year ended 7/31/06                              (0.41)        $14.24        4.11%
Year ended 7/31/07                              (0.44)        $16.11       16.45%
-----------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                          (0.47)        $14.54        4.61%
Year ended 7/31/07                              (0.48)        $16.50       17.00%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                            (0.08)        $11.59       16.78%*
Year ended 7/31/04                              (0.33)        $12.48       10.54%
Year ended 7/31/05                              (0.29)        $13.91       13.87%
Year ended 7/31/06                              (0.55)        $13.98        4.60%
Year ended 7/31/07                              (0.63)        $15.44       15.16%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                            (0.07)        $11.58       16.51%*
Year ended 7/31/04                              (0.31)        $12.47       10.32%
Year ended 7/31/05                              (0.26)        $13.89       13.53%
Year ended 7/31/06                              (0.52)        $13.96        4.36%
Year ended 7/31/07                              (0.58)        $15.42       14.82%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                            (0.02)        $11.55       15.70%*
Year ended 7/31/04                              (0.23)        $12.42        9.47%
Year ended 7/31/05                              (0.16)        $13.83       12.68%
Year ended 7/31/06                              (0.42)        $13.90        3.63%
Year ended 7/31/07                              (0.48)        $15.34       13.97%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                            (0.02)        $11.55       15.71%*
Year ended 7/31/04                              (0.23)        $12.41        9.45%
Year ended 7/31/05                              (0.16)        $13.83       12.75%
Year ended 7/31/06                              (0.42)        $13.89        3.53%
Year ended 7/31/07                              (0.48)        $15.34       13.98%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                          (0.52)        $13.95        4.11%
Year ended 7/31/07                              (0.54)        $15.41       14.57%
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE       INCOME/(LOSS)     PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                       $  32,421          0.78%**        0.08%**         0.45%**          79%
Year ended 7/31/04                         $  52,085          0.51%          0.08%           1.09%            22%
Year ended 7/31/05                         $  70,072          0.47%          0.08%           1.15%            35%
Year ended 7/31/06                         $ 101,365          0.48%          0.08%           1.38%            14%
Year ended 7/31/07                         $ 119,437          0.49%          0.08%           0.87%            14%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                       $  10,090          1.24%**        0.33%**         0.16%**          79%
Year ended 7/31/04                         $  38,249          0.76%          0.33%           0.80%            22%
Year ended 7/31/05                         $  47,172          0.72%          0.33%           0.91%            35%
Year ended 7/31/06                         $  50,416          0.72%          0.33%           1.15%            14%
Year ended 7/31/07                         $  57,421          0.73%          0.33%           0.62%            14%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                       $   3,587          2.06%**        1.08%**        (0.54%)**         79%
Year ended 7/31/04                         $  12,106          1.51%          1.08%           0.03%            22%
Year ended 7/31/05                         $  16,203          1.47%          1.08%           0.15%            35%
Year ended 7/31/06                         $  16,926          1.47%          1.08%           0.39%            14%
Year ended 7/31/07                         $  18,547          1.49%          1.08%          (0.13%)           14%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                       $     532          2.20%**        1.08%**        (0.62%)**         79%
Year ended 7/31/04                         $   1,916          1.51%          1.08%           0.06%            22%
Year ended 7/31/05                         $   2,164          1.47%          1.08%           0.14%            35%
Year ended 7/31/06                         $   2,661          1.47%          1.08%           0.37%            14%
Year ended 7/31/07                         $   3,016          1.49%          1.08%          (0.24%)           14%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL AGGRESSIVE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                     $     785          1.00%          0.58%           0.41%            14%
Year ended 7/31/07                         $   1,169          0.99%          0.58%           0.37%            14%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                       $  62,677          0.54%**        0.08%**         1.15%**          55%
Year ended 7/31/04                         $  82,264          0.45%          0.08%           1.56%            16%
Year ended 7/31/05                         $ 110,379          0.44%          0.08%           1.62%            35%
Year ended 7/31/06                         $ 135,542          0.45%          0.08%           2.09%            19%
Year ended 7/31/07                         $ 146,973          0.47%          0.08%           1.68%            20%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                       $  33,806          0.90%**        0.33%**         0.86%**          55%
Year ended 7/31/04                         $  94,739          0.70%          0.33%           1.32%            16%
Year ended 7/31/05                         $ 125,130          0.69%          0.33%           1.38%            35%
Year ended 7/31/06                         $ 128,564          0.70%          0.33%           1.86%            19%
Year ended 7/31/07                         $ 127,824          0.72%          0.33%           1.42%            20%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                       $  12,606          1.60%**        1.08%**         0.10%**          55%
Year ended 7/31/04                         $  39,636          1.45%          1.08%           0.53%            16%
Year ended 7/31/05                         $  50,000          1.44%          1.08%           0.62%            35%
Year ended 7/31/06                         $  53,395          1.45%          1.08%           1.10%            19%
Year ended 7/31/07                         $  56,679          1.47%          1.08%           0.68%            20%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                       $   1,386          1.61%**        1.08%**         0.06%**          55%
Year ended 7/31/04                         $   8,046          1.45%          1.08%           0.48%            16%
Year ended 7/31/05                         $   9,034          1.44%          1.08%           0.62%            35%
Year ended 7/31/06                         $   8,196          1.45%          1.08%           1.11%            19%
Year ended 7/31/07                         $   9,012          1.47%          1.08%           0.68%            20%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY AGGRESSIVE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                     $   1,370          0.97%          0.58%           1.48%            19%
Year ended 7/31/07                         $   1,966          0.97%          0.58%           1.26%            20%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 180-181

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                        GAINS        NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD       INCOME        TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.14#          0.92#           1.06         (0.13)          --
Year ended 7/31/04                           $   10.93         0.21#          0.76#           0.97         (0.21)       (0.12)
Year ended 7/31/05                           $   11.57         0.27#          0.97#           1.24         (0.26)       (0.03)
Year ended 7/31/06                           $   12.52         0.33#          0.15#           0.48         (0.33)       (0.24)
Year ended 7/31/07                           $   12.43         0.33#~         1.21#           1.54         (0.33)       (0.30)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.12#          0.92#           1.04         (0.11)          --
Year ended 7/31/04                           $   10.93         0.19#          0.74#           0.93         (0.18)       (0.12)
Year ended 7/31/05                           $   11.56         0.24#          0.96#           1.20         (0.23)       (0.03)
Year ended 7/31/06                           $   12.50         0.30#          0.15#           0.45         (0.30)       (0.24)
Year ended 7/31/07                           $   12.41         0.29#~         1.22#           1.51         (0.30)       (0.30)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.06#          0.89#           0.95         (0.06)          --
Year ended 7/31/04                           $   10.89         0.12#          0.73#           0.85         (0.11)       (0.12)
Year ended 7/31/05                           $   11.51         0.14#          0.97#           1.11         (0.14)       (0.03)
Year ended 7/31/06                           $   12.45         0.21#          0.14#           0.35         (0.21)       (0.24)
Year ended 7/31/07                           $   12.35         0.19#~         1.21#           1.40         (0.20)       (0.30)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.06#          0.90#           0.96         (0.06)          --
Year ended 7/31/04                           $   10.90         0.12#          0.73#           0.85         (0.12)       (0.12)
Year ended 7/31/05                           $   11.51         0.15#          0.96#           1.11         (0.14)       (0.03)
Year ended 7/31/06                           $   12.45         0.21#          0.14#           0.35         (0.20)       (0.24)
Year ended 7/31/07                           $   12.36         0.19#~         1.21#           1.40         (0.20)       (0.30)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                       $   12.52         0.29#          0.11#           0.40         (0.29)       (0.24)
Year ended 7/31/07                           $   12.39         0.26#~         1.22#           1.48         (0.27)       (0.30)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.18#          0.60#           0.78         (0.16)          --
Year ended 7/31/04                           $   10.62         0.27#          0.51#           0.78         (0.25)       (0.20)
Year ended 7/31/05                           $   10.95         0.27#          0.73#           1.00         (0.27)       (0.09)
Year ended 7/31/06                           $   11.59         0.34#          0.04#           0.38         (0.34)       (0.27)
Year ended 7/31/07                           $   11.36         0.34#~         0.93#           1.27         (0.35)       (0.33)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.15#          0.59#           0.74         (0.14)          --
Year ended 7/31/04                           $   10.60         0.22#          0.53#           0.75         (0.22)       (0.20)
Year ended 7/31/05                           $   10.93         0.25#          0.73#           0.98         (0.24)       (0.09)
Year ended 7/31/06                           $   11.58         0.32#          0.03#           0.35         (0.31)       (0.27)
Year ended 7/31/07                           $   11.35         0.31#~         0.92#           1.23         (0.32)       (0.33)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.10#          0.58#           0.68         (0.10)          --
Year ended 7/31/04                           $   10.58         0.14#          0.53#           0.67         (0.15)       (0.20)
Year ended 7/31/05                           $   10.90         0.17#          0.72#           0.89         (0.16)       (0.09)
Year ended 7/31/06                           $   11.54         0.24#          0.02#           0.26         (0.23)       (0.27)
Year ended 7/31/07                           $   11.30         0.22#~         0.92#           1.14         (0.23)       (0.33)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.09#          0.59#           0.68         (0.09)          --
Year ended 7/31/04                           $   10.59         0.14#          0.52#           0.66         (0.15)       (0.20)
Year ended 7/31/05                           $   10.90         0.17#          0.72#           0.89         (0.16)       (0.09)
Year ended 7/31/06                           $   11.54         0.24#          0.03#           0.27         (0.22)       (0.27)
Year ended 7/31/07                           $   11.32         0.22#~         0.91#           1.13         (0.23)       (0.33)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                       $   11.59         0.25#          0.07#           0.32         (0.31)       (0.27)
Year ended 7/31/07                           $   11.33         0.28#~         0.92#           1.20         (0.29)       (0.32)
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                            (0.13)        $10.93       10.66%*
Year ended 7/31/04                              (0.33)        $11.57        8.84%
Year ended 7/31/05                              (0.29)        $12.52       10.79%
Year ended 7/31/06                              (0.57)        $12.43        3.90%
Year ended 7/31/07                              (0.63)        $13.34       12.60%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                            (0.11)        $10.93       10.48%*
Year ended 7/31/04                              (0.30)        $11.56        8.53%
Year ended 7/31/05                              (0.26)        $12.50       10.43%
Year ended 7/31/06                              (0.54)        $12.41        3.65%
Year ended 7/31/07                              (0.60)        $13.32       12.32%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                            (0.06)        $10.89        9.58%*
Year ended 7/31/04                              (0.23)        $11.51        7.80%
Year ended 7/31/05                              (0.17)        $12.45        9.58%
Year ended 7/31/06                              (0.45)        $12.35        2.82%
Year ended 7/31/07                              (0.50)        $13.25       11.47%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                            (0.06)        $10.90        9.67%*
Year ended 7/31/04                              (0.24)        $11.51        7.76%
Year ended 7/31/05                              (0.17)        $12.45        9.64%
Year ended 7/31/06                              (0.44)        $12.36        2.88%
Year ended 7/31/07                              (0.50)        $13.26       11.46%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                          (0.53)        $12.39        3.27%
Year ended 7/31/07                              (0.57)        $13.30       12.09%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                            (0.16)        $10.62        7.87%*
Year ended 7/31/04                              (0.45)        $10.95        7.39%
Year ended 7/31/05                              (0.36)        $11.59        9.24%
Year ended 7/31/06                              (0.61)        $11.36        3.39%
Year ended 7/31/07                              (0.68)        $11.95       11.24%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                            (0.14)        $10.60        7.51%*
Year ended 7/31/04                              (0.42)        $10.93        7.15%
Year ended 7/31/05                              (0.33)        $11.58        8.97%
Year ended 7/31/06                              (0.58)        $11.35        3.14%
Year ended 7/31/07                              (0.65)        $11.93       10.96%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                            (0.10)        $10.58        6.81%*
Year ended 7/31/04                              (0.35)        $10.90        6.35%
Year ended 7/31/05                              (0.25)        $11.54        8.10%
Year ended 7/31/06                              (0.50)        $11.30        2.28%
Year ended 7/31/07                              (0.56)        $11.88       10.17%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                            (0.09)        $10.59        6.81%*
Year ended 7/31/04                              (0.35)        $10.90        6.29%
Year ended 7/31/05                              (0.25)        $11.54        8.18%
Year ended 7/31/06                              (0.49)        $11.32        2.43%
Year ended 7/31/07                              (0.56)        $11.89       10.08%
-----------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                          (0.58)        $11.33        2.84%
Year ended 7/31/07                              (0.61)        $11.92       10.71%
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE          INCOME         PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                       $  71,538          0.52%**        0.08%**         1.82%**          55%
Year ended 7/31/04                         $ 315,055          0.43%          0.08%           1.76%            14%
Year ended 7/31/05                         $ 340,163          0.42%          0.08%           2.17%            41%
Year ended 7/31/06                         $ 369,903          0.43%          0.08%           2.70%            30%
Year ended 7/31/07                         $ 369,880          0.44%          0.08%           2.48%            18%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                       $  28,991          0.84%**        0.33%**         1.52%**          55%
Year ended 7/31/04                         $  98,293          0.68%          0.33%           1.79%            14%
Year ended 7/31/05                         $ 106,044          0.67%          0.33%           1.92%            41%
Year ended 7/31/06                         $ 100,588          0.68%          0.33%           2.46%            30%
Year ended 7/31/07                         $  92,719          0.69%          0.33%           2.23%            18%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                       $  14,631          1.63%**        1.08%**         0.74%**          55%
Year ended 7/31/04                         $  36,778          1.43%          1.08%           1.05%            14%
Year ended 7/31/05                         $  44,111          1.42%          1.08%           1.17%            41%
Year ended 7/31/06                         $  43,234          1.43%          1.08%           1.70%            30%
Year ended 7/31/07                         $  43,013          1.44%          1.08%           1.48%            18%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                       $   1,335          1.66%**        1.08%**         0.70%**          55%
Year ended 7/31/04                         $   7,442          1.43%          1.08%           1.04%            14%
Year ended 7/31/05                         $   7,912          1.42%          1.08%           1.16%            41%
Year ended 7/31/06                         $   6,495          1.43%          1.08%           1.70%            30%
Year ended 7/31/07                         $   6,158          1.44%          1.08%           1.48%            18%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                     $     422          0.94%          0.58%           2.13%            30%
Year ended 7/31/07                         $     430          0.94%          0.58%           1.98%            18%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                       $  40,412          0.60%**        0.08%**         2.23%**          72%
Year ended 7/31/04                         $  38,097          0.49%          0.08%           2.33%            19%
Year ended 7/31/05                         $  38,606          0.47%          0.08%           2.44%            38%
Year ended 7/31/06                         $  42,683          0.50%          0.08%           3.05%            22%
Year ended 7/31/07                         $  41,336          0.54%          0.08%           2.89%            30%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                       $  19,449          1.04%**        0.33%**         1.82%**          72%
Year ended 7/31/04                         $  40,851          0.74%          0.33%           2.09%            19%
Year ended 7/31/05                         $  41,446          0.72%          0.33%           2.18%            38%
Year ended 7/31/06                         $  37,479          0.75%          0.33%           2.80%            22%
Year ended 7/31/07                         $  35,676          0.79%          0.33%           2.63%            30%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                       $   9,083          1.80%**        1.08%**         1.09%**          72%
Year ended 7/31/04                         $  21,122          1.49%          1.08%           1.31%            19%
Year ended 7/31/05                         $  22,752          1.47%          1.08%           1.44%            38%
Year ended 7/31/06                         $  20,488          1.50%          1.08%           2.05%            22%
Year ended 7/31/07                         $  18,839          1.54%          1.08%           1.89%            30%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                       $   1,017          1.73%**        1.08%**         1.07%**          72%
Year ended 7/31/04                         $   3,576          1.49%          1.08%           1.26%            19%
Year ended 7/31/05                         $   4,029          1.47%          1.08%           1.42%            38%
Year ended 7/31/06                         $   3,058          1.50%          1.08%           2.05%            22%
Year ended 7/31/07                         $   2,755          1.54%          1.08%           1.88%            30%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL MODERATELY CONSERVATIVE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                     $      62          1.01%          0.58%           2.76%            22%
Year ended 7/31/07                         $      68          1.04%          0.58%           2.38%            30%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 182-183

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                    GAINS/(LOSSES)   NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD       INCOME        TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.23#          0.52#           0.75         (0.21)          --
Year ended 7/31/04                           $   10.54         0.31#          0.26#           0.57         (0.29)       (0.16)
Year ended 7/31/05                           $   10.66         0.31#          0.36#           0.67         (0.32)       (0.09)
Year ended 7/31/06                           $   10.92         0.40#~        (0.09)#          0.31         (0.40)       (0.11)
Year ended 7/31/07                           $   10.72         0.41#~         0.49#           0.90         (0.41)       (0.22)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.21#          0.51#           0.72         (0.19)          --
Year ended 7/31/04                           $   10.53         0.26#          0.28#           0.54         (0.27)       (0.16)
Year ended 7/31/05                           $   10.64         0.30#          0.34#           0.64         (0.29)       (0.09)
Year ended 7/31/06                           $   10.90         0.37#~        (0.09)#          0.28         (0.37)       (0.11)
Year ended 7/31/07                           $   10.70         0.38#~         0.49#           0.87         (0.38)       (0.22)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.16#          0.49#           0.65         (0.15)          --
Year ended 7/31/04                           $   10.50         0.19#          0.27#           0.46         (0.19)       (0.16)
Year ended 7/31/05                           $   10.61         0.22#          0.34#           0.56         (0.21)       (0.09)
Year ended 7/31/06                           $   10.87         0.29#~        (0.09)#          0.20         (0.29)       (0.11)
Year ended 7/31/07                           $   10.67         0.29#~         0.50#           0.79         (0.30)       (0.21)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                         $   10.00         0.15#          0.50#           0.65         (0.14)          --
Year ended 7/31/04                           $   10.51         0.18#          0.28#           0.46         (0.20)       (0.16)
Year ended 7/31/05                           $   10.61         0.23#          0.34#           0.57         (0.21)       (0.09)
Year ended 7/31/06                           $   10.88         0.29#~        (0.11)#          0.18         (0.28)       (0.11)
Year ended 7/31/07                           $   10.67         0.29#~         0.51#           0.80         (0.30)       (0.22)
--------------------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                       $   10.92         0.36#~        (0.12)#          0.24         (0.36)       (0.11)
Year ended 7/31/07                           $   10.69         0.35#~         0.51#           0.86         (0.36)       (0.22)
--------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME INSTITUTIONAL SHARES
Year ended 7/31/03                           $   10.63         0.58           0.25            0.83         (0.55)          --
Year ended 7/31/04                           $   10.91         0.51           0.25            0.76         (0.52)          --
Year ended 7/31/05                           $   11.15         0.51           0.39            0.90         (0.50)       (0.01)
Year ended 7/31/06                           $   11.54         0.52~         (0.23)           0.29         (0.52)       (0.03)
Year ended 7/31/07                           $   11.28         0.55~          0.01            0.56         (0.55)       (0.11)
--------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS A SHARES
4/1/04(d) to 7/31/04                         $   11.65         0.17          (0.54)          (0.37)        (0.16)          --
Year ended 7/31/05                           $   11.12         0.49           0.38            0.87         (0.47)       (0.01)
Year ended 7/31/06                           $   11.51         0.48~         (0.22)           0.26         (0.49)       (0.03)
Year ended 7/31/07                           $   11.25         0.52~          0.02            0.54         (0.52)       (0.12)
--------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS B SHARES
4/1/04(d) to 7/31/04                         $   11.65         0.15          (0.54)          (0.39)        (0.14)          --
Year ended 7/31/05                           $   11.12         0.40           0.39            0.79         (0.39)       (0.01)
Year ended 7/31/06                           $   11.51         0.40~         (0.23)           0.17         (0.40)       (0.03)
Year ended 7/31/07                           $   11.25         0.43~          0.02            0.45         (0.44)       (0.11)
--------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS C SHARES
Year ended 7/31/03                           $   10.55         0.47           0.24            0.71         (0.44)          --
Year ended 7/31/04                           $   10.82         0.39           0.25            0.64         (0.41)          --
Year ended 7/31/05                           $   11.05         0.39           0.39            0.78         (0.39)       (0.01)
Year ended 7/31/06                           $   11.43         0.40~         (0.23)           0.17         (0.40)       (0.03)
Year ended 7/31/07                           $   11.17         0.43~          0.02            0.45         (0.44)       (0.11)
--------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME ADVISOR SHARES
Year ended 7/31/03                           $   10.60         0.51           0.26            0.77         (0.49)          --
Year ended 7/31/04                           $   10.88         0.46           0.25            0.71         (0.47)          --
Year ended 7/31/05                           $   11.12         0.45           0.39            0.84         (0.45)       (0.01)
Year ended 7/31/06                           $   11.50         0.45~         (0.22)           0.23         (0.46)       (0.03)
Year ended 7/31/07                           $   11.24         0.49~          0.03            0.52         (0.50)       (0.12)
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                            (0.21)        $10.54        7.58%*
Year ended 7/31/04                              (0.45)        $10.66        5.44%
Year ended 7/31/05                              (0.41)        $10.92        6.38%
Year ended 7/31/06                              (0.51)        $10.72        2.88%
Year ended 7/31/07                              (0.63)        $10.99        8.58%
-----------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                            (0.19)        $10.53        7.31%*
Year ended 7/31/04                              (0.43)        $10.64        5.11%
Year ended 7/31/05                              (0.38)        $10.90        6.13%
Year ended 7/31/06                              (0.48)        $10.70        2.62%
Year ended 7/31/07                              (0.60)        $10.97        8.33%
-----------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                            (0.15)        $10.50        6.54%*
Year ended 7/31/04                              (0.35)        $10.61        4.37%
Year ended 7/31/05                              (0.30)        $10.87        5.34%
Year ended 7/31/06                              (0.40)        $10.67        1.83%
Year ended 7/31/07                              (0.51)        $10.95        7.53%
-----------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                            (0.14)        $10.51        6.58%*
Year ended 7/31/04                              (0.36)        $10.61        4.34%
Year ended 7/31/05                              (0.30)        $10.88        5.30%
Year ended 7/31/06                              (0.39)        $10.67        1.72%
Year ended 7/31/07                              (0.52)        $10.95        7.59%
-----------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                          (0.47)        $10.69        2.27%
Year ended 7/31/07                              (0.58)        $10.97        8.16%
-----------------------------------------------------------------------------------
STRATEGIC INCOME INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.55)        $10.91        7.89%
Year ended 7/31/04                              (0.52)        $11.15        7.04%
Year ended 7/31/05                              (0.51)        $11.54        8.21%
Year ended 7/31/06                              (0.55)        $11.28        2.61%
Year ended 7/31/07                              (0.66)        $11.18        4.97%
-----------------------------------------------------------------------------------
STRATEGIC INCOME CLASS A SHARES
4/1/04(d) to 7/31/04                            (0.16)        $11.12       (3.15%)*
Year ended 7/31/05                              (0.48)        $11.51        7.96%
Year ended 7/31/06                              (0.52)        $11.25        2.36%
Year ended 7/31/07                              (0.64)        $11.15        4.72%
-----------------------------------------------------------------------------------
STRATEGIC INCOME CLASS B SHARES
4/1/04(d) to 7/31/04                            (0.14)        $11.12       (3.36%)*
Year ended 7/31/05                              (0.40)        $11.51        7.16%
Year ended 7/31/06                              (0.43)        $11.25        1.60%
Year ended 7/31/07                              (0.55)        $11.15        3.94%
-----------------------------------------------------------------------------------
STRATEGIC INCOME CLASS C SHARES
Year ended 7/31/03                              (0.44)        $10.82        6.82%
Year ended 7/31/04                              (0.41)        $11.05        6.07%
Year ended 7/31/05                              (0.40)        $11.43        7.12%
Year ended 7/31/06                              (0.43)        $11.17        1.62%
Year ended 7/31/07                              (0.55)        $11.07        3.98%
-----------------------------------------------------------------------------------
STRATEGIC INCOME ADVISOR SHARES
Year ended 7/31/03                              (0.49)        $10.88        7.36%
Year ended 7/31/04                              (0.47)        $11.12        6.55%
Year ended 7/31/05                              (0.46)        $11.50        7.70%
Year ended 7/31/06                              (0.49)        $11.24        2.11%
Year ended 7/31/07                              (0.62)        $11.14        4.55%
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE          INCOME         PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)INSTITUTIONAL SHARES
8/1/02(d) to 7/31/03                       $  16,014          0.75%**        0.08%**         2.90%**          63%
Year ended 7/31/04                         $  14,201          0.58%          0.08%           2.79%            27%
Year ended 7/31/05                         $  22,236          0.54%          0.08%           3.00%            46%
Year ended 7/31/06                         $  24,385          0.58%          0.08%           3.72%            15%
Year ended 7/31/07                         $  24,570          0.64%          0.08%           3.69%            24%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)CLASS A SHARES
8/1/02(d) to 7/31/03                       $   9,387          1.17%**        0.33%**         2.52%**          63%
Year ended 7/31/04                         $  20,461          0.84%          0.33%           2.59%            27%
Year ended 7/31/05                         $  20,014          0.79%          0.33%           2.76%            46%
Year ended 7/31/06                         $  16,138          0.82%          0.33%           3.45%            15%
Year ended 7/31/07                         $  15,083          0.89%          0.33%           3.44%            24%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)CLASS B SHARES
8/1/02(d) to 7/31/03                       $   8,795          1.86%**        1.08%**         1.75%**          63%
Year ended 7/31/04                         $  13,524          1.58%          1.08%           1.80%            27%
Year ended 7/31/05                         $  12,688          1.54%          1.08%           2.01%            46%
Year ended 7/31/06                         $  10,208          1.57%          1.08%           2.69%            15%
Year ended 7/31/07                         $   9,242          1.64%          1.07%           2.69%            24%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)CLASS C SHARES
8/1/02(d) to 7/31/03                       $   2,203          1.86%**        1.08%**         1.63%**          63%
Year ended 7/31/04                         $   6,563          1.58%          1.08%           1.81%            27%
Year ended 7/31/05                         $   5,304          1.54%          1.08%           2.01%            46%
Year ended 7/31/06                         $   3,816          1.57%          1.08%           2.68%            15%
Year ended 7/31/07                         $   3,091          1.64%          1.07%           2.67%            24%
----------------------------------------------------------------------------------------------------------------------
LIFEMODEL CONSERVATIVE(SM)ADVISOR SHARES
Year ended 7/31/06 (c)                     $      45          1.09%          0.58%           3.36%            15%
Year ended 7/31/07                         $      47          1.14%          0.57%           3.20%            24%
----------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME INSTITUTIONAL SHARES
Year ended 7/31/03                         $  67,649          1.35%          1.35%           5.25%            38%
Year ended 7/31/04                         $  90,995          1.33%          1.33%           4.64%            36%
Year ended 7/31/05                         $  97,921          1.36%          1.36%           4.47%            17%
Year ended 7/31/06                         $ 107,130          1.34%          1.31%           4.56%             8%
Year ended 7/31/07                         $ 116,454          1.34%          1.06%           4.75%            18%
----------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS A SHARES
4/1/04(d) to 7/31/04                       $     954          1.63%**        1.63%**         5.02%**          36%
Year ended 7/31/05                         $   4,423          1.62%          1.62%           4.25%            17%
Year ended 7/31/06                         $   4,429          1.59%          1.56%           4.30%             8%
Year ended 7/31/07                         $   4,904          1.59%          1.31%           4.49%            18%
----------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS B SHARES
4/1/04(d) to 7/31/04                       $     389          2.37%**        2.37%**         4.27%**          36%
Year ended 7/31/05                         $   1,909          2.37%          2.37%           3.49%            17%
Year ended 7/31/06                         $   1,588          2.34%          2.31%           3.57%             8%
Year ended 7/31/07                         $   1,528          2.34%          2.05%           3.76%            18%
----------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME CLASS C SHARES
Year ended 7/31/03                         $  37,810          2.35%          2.32%           4.35%            38%
Year ended 7/31/04                         $  39,298          2.33%          2.33%           3.62%            36%
Year ended 7/31/05                         $  29,176          2.35%          2.35%           3.47%            17%
Year ended 7/31/06                         $  20,019          2.34%          2.32%           3.53%             8%
Year ended 7/31/07                         $  15,676          2.34%          2.06%           3.75%            18%
----------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME ADVISOR SHARES
Year ended 7/31/03                         $  36,345          1.88%          1.85%           4.68%            38%
Year ended 7/31/04                         $  39,982          1.83%          1.83%           4.12%            36%
Year ended 7/31/05                         $  32,531          1.85%          1.85%           3.96%            17%
Year ended 7/31/06                         $  20,880          1.84%          1.82%           4.03%             8%
Year ended 7/31/07                         $  17,126          1.85%          1.56%           4.25%            18%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 184-185

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                        GAINS        NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD     INCOME/(LOSS)   TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH INSTITUTIONAL SHARES +++
Year ended 7/31/03                           $   18.06        (0.12)           0.23           0.11            --           --
Year ended 7/31/04                           $   18.17        (0.19)           1.12           0.93            --           --
Year ended 7/31/05                           $   19.10        (0.15)~          2.76           2.61            --           --
Year ended 7/31/06                           $   21.71         0.28~           0.83           1.11         (0.26)          --
Year ended 7/31/07                           $   22.56         0.57~@          2.85           3.42         (0.48)          --
--------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS A SHARES +++
Year ended 7/31/03                           $   17.88        (0.16)           0.22           0.06            --           --
Year ended 7/31/04                           $   17.94        (0.20)           1.08           0.88            --           --
Year ended 7/31/05                           $   18.82        (0.19)~          2.71           2.52            --           --
Year ended 7/31/06                           $   21.34         0.23~           0.85           1.08         (0.24)          --
Year ended 7/31/07                           $   22.18         0.49~@          2.82           3.31         (0.42)          --
--------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS B SHARES +++
Year ended 7/31/03                           $   17.85        (0.24)           0.16          (0.08)           --           --
Year ended 7/31/04                           $   17.77        (0.31)           1.05           0.74            --           --
Year ended 7/31/05                           $   18.51        (0.33)~          2.65           2.32            --           --
Year ended 7/31/06                           $   20.83         0.06~           0.80           0.86         (0.16)          --
Year ended 7/31/07                           $   21.53         0.31~@          2.71           3.02         (0.24)          --
--------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS C SHARES +++
Year ended 7/31/03                           $   17.37        (0.30)           0.23          (0.07)           --           --
Year ended 7/31/04                           $   17.30        (0.36)           1.07           0.71            --           --
Year ended 7/31/05                           $   18.01        (0.32)~          2.58           2.26            --           --
Year ended 7/31/06                           $   20.27         0.07~           0.78           0.85         (0.15)          --
Year ended 7/31/07                           $   20.97         0.29~@          2.66           2.95         (0.25)          --
--------------------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH ADVISOR SHARES +++
Year ended 7/31/06 (c)                       $   21.34         0.15~           0.83           0.98         (0.21)          --
Year ended 7/31/07                           $   22.11         0.43~@          2.80           3.23         (0.36)          --
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
DIVIDEND GROWTH INSTITUTIONAL SHARES +++
Year ended 7/31/03                                 --         $18.17        0.61%
Year ended 7/31/04                                 --         $19.10        5.12%
Year ended 7/31/05                                 --         $21.71       13.66%
Year ended 7/31/06                              (0.26)        $22.56        5.14%
Year ended 7/31/07                              (0.48)        $25.50       15.22%@
-----------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS A SHARES +++
Year ended 7/31/03                                 --         $17.94        0.34%
Year ended 7/31/04                                 --         $18.82        4.91%
Year ended 7/31/05                                 --         $21.34       13.39%
Year ended 7/31/06                              (0.24)        $22.18        5.05%
Year ended 7/31/07                              (0.42)        $25.07       14.97%@
-----------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS B SHARES +++
Year ended 7/31/03                                 --         $17.77       (0.45%)
Year ended 7/31/04                                 --         $18.51        4.16%
Year ended 7/31/05                                 --         $20.83       12.53%
Year ended 7/31/06                              (0.16)        $21.53        4.13%
Year ended 7/31/07                              (0.24)        $24.31       14.11%@
-----------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS C SHARES +++
Year ended 7/31/03                                 --         $17.30       (0.40%)
Year ended 7/31/04                                 --         $18.01        4.10%
Year ended 7/31/05                                 --         $20.27       12.55%
Year ended 7/31/06                              (0.15)        $20.97        4.22%
Year ended 7/31/07                              (0.25)        $23.67       14.12%@
-----------------------------------------------------------------------------------
DIVIDEND GROWTH ADVISOR SHARES +++
Year ended 7/31/06 (c)                          (0.21)        $22.11        4.59%
Year ended 7/31/07                              (0.36)        $24.98       14.70%@
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE       INCOME/(LOSS)     PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH INSTITUTIONAL SHARES +++
Year ended 7/31/03                         $  14,659          1.63%          1.47%          (0.67%)            50%
Year ended 7/31/04                         $   7,166          1.74%          1.43%          (0.68%)            81%
Year ended 7/31/05                         $   5,973          1.99%          1.45%          (0.73%)            28%
Year ended 7/31/06                         $  15,759          2.72%          0.73%           1.25%            147%
Year ended 7/31/07                         $  18,875          1.67%          0.73%           2.08%             68%
----------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS A SHARES +++
Year ended 7/31/03                         $   8,264          1.89%          1.72%          (0.92%)            50%
Year ended 7/31/04                         $   9,391          2.00%          1.68%          (0.98%)            81%
Year ended 7/31/05                         $   7,087          2.24%          1.70%          (0.98%)            28%
Year ended 7/31/06                         $   4,670          2.93%          0.98%           1.08%            147%
Year ended 7/31/07                         $   3,926          1.92%          0.98%           1.80%             68%
----------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS B SHARES +++
Year ended 7/31/03                         $     350          2.63%          2.47%          (1.68%)            50%
Year ended 7/31/04                         $     441          2.74%          2.43%          (1.74%)            81%
Year ended 7/31/05                         $     311          2.97%          2.45%          (1.73%)            28%
Year ended 7/31/06                         $     371          3.70%          1.73%           0.27%            147%
Year ended 7/31/07                         $     369          2.66%          1.73%           1.08%             68%
----------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH CLASS C SHARES +++
Year ended 7/31/03                         $     727          2.64%          2.47%          (1.67%)            50%
Year ended 7/31/04                         $     580          2.75%          2.43%          (1.71%)            81%
Year ended 7/31/05                         $     516          3.00%          2.45%          (1.73%)            28%
Year ended 7/31/06                         $     389          3.71%          1.73%           0.32%            147%
Year ended 7/31/07                         $     356          2.67%          1.73%           1.02%             68%
----------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH ADVISOR SHARES +++
Year ended 7/31/06 (c)                     $      13          3.35%          1.23%           0.67%            147%
Year ended 7/31/07                         $      12          2.17%          1.23%           1.54%             68%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 186-187

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                    GAINS/(LOSSES)   NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD        (LOSS)       TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY INSTITUTIONAL SHARES
Year ended 7/31/03                           $    5.55        (0.09)~          3.26           3.17            --           --
Year ended 7/31/04                           $    8.72        (0.11)~         (0.15)         (0.26)           --           --
Year ended 7/31/05                           $    8.46        (0.13)~          1.63           1.50            --           --
Year ended 7/31/06                           $    9.96        (0.14)~          0.24           0.10            --           --
Year ended 7/31/07                           $   10.06        (0.12)~@         1.67           1.55            --           --
--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY CLASS A SHARES
Year ended 7/31/03                           $    5.52        (0.11)~          3.25           3.14            --           --
Year ended 7/31/04                           $    8.66        (0.13)~         (0.15)         (0.28)           --           --
Year ended 7/31/05                           $    8.38        (0.15)~          1.60           1.45            --           --
Year ended 7/31/06                           $    9.83        (0.16)~          0.24           0.08            --           --
Year ended 7/31/07                           $    9.91        (0.15)~@         1.65           1.50            --           --
--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY CLASS B SHARES
Year ended 7/31/03                           $    5.44        (0.15)~          3.18           3.03            --           --
Year ended 7/31/04                           $    8.47        (0.20)~         (0.13)         (0.33)           --           --
Year ended 7/31/05                           $    8.14        (0.21)~          1.55           1.34            --           --
Year ended 7/31/06                           $    9.48        (0.23)~          0.24           0.01            --           --
Year ended 7/31/07                           $    9.49        (0.22)~@         1.56           1.34            --           --
--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY CLASS C SHARES
Year ended 7/31/03                           $    5.43        (0.16)~          3.17           3.01            --           --
Year ended 7/31/04                           $    8.44        (0.21)~         (0.12)         (0.33)           --           --
Year ended 7/31/05                           $    8.11        (0.20)~          1.54           1.34            --           --
Year ended 7/31/06                           $    9.45        (0.23)~          0.24           0.01            --           --
Year ended 7/31/07                           $    9.46        (0.23)~@         1.57           1.34            --           --
--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY ADVISOR SHARES
Year ended 7/31/03                           $    5.51        (0.13)~          3.23           3.10            --           --
Year ended 7/31/04                           $    8.61        (0.16)~         (0.14)         (0.30)           --           --
Year ended 7/31/05                           $    8.31        (0.17)~          1.59           1.42            --           --
Year ended 7/31/06                           $    9.73        (0.19)~          0.25           0.06            --           --
Year ended 7/31/07                           $    9.79        (0.17)~@         1.61           1.44            --           --
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
TECHNOLOGY INSTITUTIONAL SHARES
Year ended 7/31/03                              --            $ 8.72       57.12%
Year ended 7/31/04                              --            $ 8.46       (2.98%)
Year ended 7/31/05                              --            $ 9.96       17.73%
Year ended 7/31/06                              --            $10.06        1.00%
Year ended 7/31/07                              --            $11.61       15.41%@
-----------------------------------------------------------------------------------
TECHNOLOGY CLASS A SHARES
Year ended 7/31/03                              --            $ 8.66       56.88%
Year ended 7/31/04                              --            $ 8.38       (3.23%)
Year ended 7/31/05                              --            $ 9.83       17.30%
Year ended 7/31/06                              --            $ 9.91        0.81%
Year ended 7/31/07                              --            $11.41       15.04%@
-----------------------------------------------------------------------------------
TECHNOLOGY CLASS B SHARES
Year ended 7/31/03                              --            $ 8.47       55.70%
Year ended 7/31/04                              --            $ 8.14       (3.90%)
Year ended 7/31/05                              --            $ 9.48       16.46%
Year ended 7/31/06                              --            $ 9.49        0.11%
Year ended 7/31/07                              --            $10.83       14.12%@
-----------------------------------------------------------------------------------
TECHNOLOGY CLASS C SHARES
Year ended 7/31/03                              --            $ 8.44       55.43%
Year ended 7/31/04                              --            $ 8.11       (3.79%)
Year ended 7/31/05                              --            $ 9.45       16.50%
Year ended 7/31/06                              --            $ 9.46        0.11%
Year ended 7/31/07                              --            $10.80       14.16%@
-----------------------------------------------------------------------------------
TECHNOLOGY ADVISOR SHARES
Year ended 7/31/03                              --            $ 8.61       56.26%
Year ended 7/31/04                              --            $ 8.31       (3.37%)
Year ended 7/31/05                              --            $ 9.73       16.95%
Year ended 7/31/06                              --            $ 9.79        0.62%
Year ended 7/31/07                              --            $11.23       14.71%@
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE          (LOSS)         PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY INSTITUTIONAL SHARES
Year ended 7/31/03                         $  29,573          1.87%          1.55%          (1.46%)           258%
Year ended 7/31/04                         $  37,573          1.55%          1.20%          (1.07%)           191%
Year ended 7/31/05                         $  38,941          1.63%          1.63%          (1.40%)           367%
Year ended 7/31/06                         $  47,523          1.51%          1.51%          (1.24%)           506%
Year ended 7/31/07                         $  31,507          1.55%          1.55%          (1.12%)           369%
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY CLASS A SHARES
Year ended 7/31/03                         $   5,218          2.13%          1.81%          (1.71%)           258%
Year ended 7/31/04                         $   7,105          1.80%          1.45%          (1.31%)           191%
Year ended 7/31/05                         $   5,699          1.87%          1.87%          (1.64%)           367%
Year ended 7/31/06                         $   4,048          1.76%          1.76%          (1.48%)           506%
Year ended 7/31/07                         $   3,110          1.81%          1.81%          (1.36%)           369%
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY CLASS B SHARES
Year ended 7/31/03                         $   1,164          2.87%          2.55%          (2.45%)           258%
Year ended 7/31/04                         $   1,436          2.56%          2.20%          (2.06%)           191%
Year ended 7/31/05                         $   1,160          2.62%          2.62%          (2.39%)           367%
Year ended 7/31/06                         $     935          2.51%          2.51%          (2.23%)           506%
Year ended 7/31/07                         $     743          2.56%          2.56%          (2.10%)           369%
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY CLASS C SHARES
Year ended 7/31/03                         $   1,081          2.82%          2.47%          (2.37%)           258%
Year ended 7/31/04                         $   1,757          2.55%          2.20%          (2.07%)           191%
Year ended 7/31/05                         $     590          2.60%          2.60%          (2.37%)           367%
Year ended 7/31/06                         $     787          2.51%          2.51%          (2.25%)           506%
Year ended 7/31/07                         $     158          2.55%          2.55%          (2.18%)           369%
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY ADVISOR SHARES
Year ended 7/31/03                         $      55          2.30%          1.90%          (1.83%)           258%
Year ended 7/31/04                         $     247          2.04%          1.71%          (1.58%)           191%
Year ended 7/31/05                         $     239          2.12%          2.12%          (1.89%)           367%
Year ended 7/31/06                         $   1,919          2.01%          2.01%          (1.77%)           506%
Year ended 7/31/07                         $   3,432          2.06%          2.06%          (1.59%)           369%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 188-189

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                        GAINS        NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD    INCOME/(LOSS)    TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INSTITUTIONAL SHARES
Year ended 7/31/03                           $    7.65         0.06            0.12           0.18         (0.04)          --
Year ended 7/31/04                           $    7.79         0.06~           1.61           1.67         (0.14)          --
Year ended 7/31/05                           $    9.32         0.13            1.54           1.67         (0.20)          --
Year ended 7/31/06                           $   10.79         0.15~           2.37           2.52         (0.20)       (0.28)
Year ended 7/31/07                           $   12.83         0.18~@          2.92           3.10         (0.11)       (0.27)
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS A SHARES
Year ended 7/31/03                           $    7.64         0.07            0.12           0.19         (0.02)          --
Year ended 7/31/04                           $    7.81         0.05~           1.59           1.64         (0.12)          --
Year ended 7/31/05                           $    9.33         0.10            1.54           1.64         (0.17)          --
Year ended 7/31/06                           $   10.80         0.13~           2.36           2.49         (0.17)       (0.28)
Year ended 7/31/07                           $   12.84         0.15~@          2.92           3.07         (0.10)       (0.27)
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS B SHARES
Year ended 7/31/03                           $    7.60           --^           0.11           0.11            --           --
Year ended 7/31/04                           $    7.71        (0.02)~          1.59           1.57         (0.05)          --
Year ended 7/31/05                           $    9.23         0.02            1.52           1.54         (0.11)          --
Year ended 7/31/06                           $   10.66         0.04~           2.32           2.36         (0.10)       (0.28)
Year ended 7/31/07                           $   12.64         0.04~@          2.86           2.90         (0.06)       (0.27)
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS C SHARES
Year ended 7/31/03                           $    7.40         0.02            0.08           0.10            --           --
Year ended 7/31/04                           $    7.50        (0.02)~          1.54           1.52         (0.03)          --
Year ended 7/31/05                           $    8.99         0.02            1.49           1.51         (0.11)          --
Year ended 7/31/06                           $   10.39         0.03~           2.28           2.31         (0.11)       (0.28)
Year ended 7/31/07                           $   12.31         0.02~@          2.81           2.83         (0.06)       (0.27)
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY ADVISOR SHARES
11/10/03(d) to 7/31/04                       $    8.67         0.02~           0.65           0.67         (0.03)          --
Year ended 7/31/05                           $    9.31         0.08            1.54           1.62         (0.15)          --
Year ended 7/31/06                           $   10.78         0.08~           2.37           2.45         (0.12)       (0.28)
Year ended 7/31/07                           $   12.83         0.11~@          2.92           3.03         (0.09)       (0.27)
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.04)        $ 7.79        2.47%
Year ended 7/31/04                              (0.14)        $ 9.32       21.56%
Year ended 7/31/05                              (0.20)        $10.79       17.99%
Year ended 7/31/06                              (0.48)        $12.83       23.86%
Year ended 7/31/07                              (0.38)        $15.55       24.57%@
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS A SHARES
Year ended 7/31/03                              (0.02)        $ 7.81        2.52%
Year ended 7/31/04                              (0.12)        $ 9.33       21.11%
Year ended 7/31/05                              (0.17)        $10.80       17.79%
Year ended 7/31/06                              (0.45)        $12.84       23.53%
Year ended 7/31/07                              (0.37)        $15.54       24.35%@
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS B SHARES
Year ended 7/31/03                                 --         $ 7.71        1.45%
Year ended 7/31/04                              (0.05)        $ 9.23       20.43%
Year ended 7/31/05                              (0.11)        $10.66       16.76%
Year ended 7/31/06                              (0.38)        $12.64       22.59%
Year ended 7/31/07                              (0.33)        $15.21       23.36%@
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS C SHARES
Year ended 7/31/03                                 --         $ 7.50        1.35%
Year ended 7/31/04                              (0.03)        $ 8.99       20.32%
Year ended 7/31/05                              (0.11)        $10.39       16.83%
Year ended 7/31/06                              (0.39)        $12.31       22.61%
Year ended 7/31/07                              (0.33)        $14.81       23.40%@
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY ADVISOR SHARES
11/10/03(d) to 7/31/04                          (0.03)        $ 9.31        7.70%*
Year ended 7/31/05                              (0.15)        $10.78       17.43%
Year ended 7/31/06                              (0.40)        $12.83       23.18%
Year ended 7/31/07                              (0.36)        $15.50       23.94%@
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE       INCOME/(LOSS)     PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 159,160          1.45%          1.42%           0.96%            44%
Year ended 7/31/04                         $ 324,852          1.42%          1.36%           0.61%            50%
Year ended 7/31/05                         $ 282,476          1.39%          1.35%           1.15%            21%
Year ended 7/31/06                         $ 434,572          1.37%          1.35%           1.24%            23%
Year ended 7/31/07                         $ 469,183          1.36%          1.35%           1.29%            20%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS A SHARES
Year ended 7/31/03                         $   5,489          1.69%          1.67%           0.88%            44%
Year ended 7/31/04                         $  22,999          1.67%          1.61%           0.51%            50%
Year ended 7/31/05                         $  20,509          1.64%          1.60%           0.88%            21%
Year ended 7/31/06                         $  27,725          1.62%          1.60%           1.03%            23%
Year ended 7/31/07                         $  21,533          1.61%          1.60%           1.06%            20%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS B SHARES
Year ended 7/31/03                         $     340          2.45%          2.42%           0.01%            44%
Year ended 7/31/04                         $     793          2.42%          2.36%          (0.21%)           50%
Year ended 7/31/05                         $   1,280          2.39%          2.35%           0.23%            21%
Year ended 7/31/06                         $   2,060          2.37%          2.35%           0.32%            23%
Year ended 7/31/07                         $   2,677          2.35%          2.35%           0.32%            20%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY CLASS C SHARES
Year ended 7/31/03                         $     304          2.44%          2.39%           0.64%            44%
Year ended 7/31/04                         $     555          2.42%          2.36%          (0.22%)           50%
Year ended 7/31/05                         $     962          2.39%          2.35%           0.26%            21%
Year ended 7/31/06                         $   1,139          2.37%          2.35%           0.29%            23%
Year ended 7/31/07                         $     878          2.35%          2.35%           0.16%            20%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY ADVISOR SHARES
11/10/03(d) to 7/31/04                     $  12,360          1.92%**        1.85%**         0.31%**          50%
Year ended 7/31/05                         $  12,315          1.89%          1.85%           0.64%            21%
Year ended 7/31/06                         $   9,631          1.88%          1.85%           0.68%            23%
Year ended 7/31/07                         $   9,722          1.86%          1.85%           0.75%            20%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 190-191

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                CHANGE IN NET ASSETS                       LESS DIVIDENDS AND
                                                             RESULTING FROM OPERATIONS                     DISTRIBUTIONS FROM
                                                            ----------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                    GAINS/(LOSSES)   NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD        INCOME       TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND INSTITUTIONAL SHARES
11/29/05 (d) to 7/31/06                      $   10.00         0.44           (0.28)          0.16         (0.42)          --
Year ended 7/31/07                           $    9.74         0.71~          (0.14)          0.57         (0.71)       (0.03)
--------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS A SHARES
11/29/05 (d) to 7/31/06                      $   10.00         0.41           (0.27)          0.14         (0.40)          --
Year ended 7/31/07                           $    9.74         0.68~          (0.13)          0.55         (0.69)       (0.03)
--------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS B SHARES
11/29/05 (d) to 7/31/06                      $   10.00         0.33           (0.24)          0.09         (0.36)          --
Year ended 7/31/07                           $    9.73         0.61~          (0.13)          0.48         (0.62)       (0.03)
--------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS C SHARES
11/29/05 (d) to 7/31/06                      $   10.00         0.35           (0.25)          0.10         (0.36)          --
Year ended 7/31/07                           $    9.74         0.60~          (0.12)          0.48         (0.62)       (0.03)
--------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND ADVISOR SHARES
11/29/05 (d) to 7/31/06                      $   10.00         0.39           (0.26)          0.13         (0.39)          --
Year ended 7/31/07                           $    9.74         0.66~          (0.14)          0.52         (0.66)       (0.03)
--------------------------------------------------------------------------------------------------------------------------------
BOND INSTITUTIONAL SHARES
Year ended 7/31/03                           $    9.93         0.39            0.09           0.48         (0.45)          --
Year ended 7/31/04                           $    9.96         0.28            0.14           0.42         (0.36)          --
Year ended 7/31/05                           $   10.02         0.34            0.10           0.44         (0.38)       (0.01)
Year ended 7/31/06                           $   10.07         0.42           (0.30)          0.12         (0.45)       (0.06)
Year ended 7/31/07                           $    9.68         0.45~@          0.01           0.46         (0.46)          --
--------------------------------------------------------------------------------------------------------------------------------
BOND CLASS A SHARES
Year ended 7/31/03                           $    9.92         0.37            0.08           0.45         (0.42)          --
Year ended 7/31/04                           $    9.95         0.25            0.16           0.41         (0.34)          --
Year ended 7/31/05                           $   10.02         0.30            0.11           0.41         (0.35)       (0.01)
Year ended 7/31/06                           $   10.07         0.39           (0.30)          0.09         (0.42)       (0.06)
Year ended 7/31/07                           $    9.68         0.43~@            --           0.43         (0.44)          --
--------------------------------------------------------------------------------------------------------------------------------
BOND CLASS B SHARES
Year ended 7/31/03                           $    9.93         0.28            0.08           0.36         (0.34)          --
Year ended 7/31/04                           $    9.95         0.15            0.18           0.33         (0.26)          --
Year ended 7/31/05                           $   10.02         0.23            0.10           0.33         (0.27)       (0.01)
Year ended 7/31/06                           $   10.07         0.32           (0.30)          0.02         (0.35)       (0.06)
Year ended 7/31/07                           $    9.68         0.35~@          0.01           0.36         (0.36)          --
--------------------------------------------------------------------------------------------------------------------------------
BOND CLASS C SHARES
Year ended 7/31/03                           $    9.93         0.29            0.08           0.37         (0.34)          --
Year ended 7/31/04                           $    9.96         0.17            0.15           0.32         (0.26)          --
Year ended 7/31/05                           $   10.02         0.23            0.10           0.33         (0.27)       (0.01)
Year ended 7/31/06                           $   10.07         0.31           (0.28)          0.03         (0.35)       (0.06)
Year ended 7/31/07                           $    9.69         0.35~@            --           0.35         (0.36)          --
--------------------------------------------------------------------------------------------------------------------------------
BOND ADVISOR SHARES
Year ended 7/31/03                           $    9.93         0.34            0.08           0.42         (0.39)          --
Year ended 7/31/04                           $    9.96         0.23            0.14           0.37         (0.31)          --
Year ended 7/31/05                           $   10.02         0.28            0.11           0.39         (0.33)       (0.01)
Year ended 7/31/06                           $   10.07         0.36           (0.30)          0.06         (0.39)       (0.06)
Year ended 7/31/07                           $    9.68         0.40~@          0.01           0.41         (0.41)          --
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
HIGH YIELD BOND INSTITUTIONAL SHARES
11/29/05 (d) to 7/31/06                         (0.42)        $ 9.74        1.59%*
Year ended 7/31/07                              (0.74)        $ 9.57        5.85%
-----------------------------------------------------------------------------------
HIGH YIELD BOND CLASS A SHARES
11/29/05 (d) to 7/31/06                         (0.40)        $ 9.74        1.44%*
Year ended 7/31/07                              (0.72)        $ 9.57        5.47%
-----------------------------------------------------------------------------------
HIGH YIELD BOND CLASS B SHARES
11/29/05 (d) to 7/31/06                         (0.36)        $ 9.73        0.91%*
Year ended 7/31/07                              (0.65)        $ 9.56        4.83%
-----------------------------------------------------------------------------------
HIGH YIELD BOND CLASS C SHARES
11/29/05 (d) to 7/31/06                         (0.36)        $ 9.74        0.94%*
Year ended 7/31/07                              (0.65)        $ 9.57        4.72%
-----------------------------------------------------------------------------------
HIGH YIELD BOND ADVISOR SHARES
11/29/05 (d) to 7/31/06                         (0.39)        $ 9.74        1.26%*
Year ended 7/31/07                              (0.69)        $ 9.57        5.34%
-----------------------------------------------------------------------------------
BOND INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.45)        $ 9.96        4.79%
Year ended 7/31/04                              (0.36)        $10.02        4.26%
Year ended 7/31/05                              (0.39)        $10.07        4.43%
Year ended 7/31/06                              (0.51)        $ 9.68        1.21%
Year ended 7/31/07                              (0.46)        $ 9.68        4.83%@
-----------------------------------------------------------------------------------
BOND CLASS A SHARES
Year ended 7/31/03                              (0.42)        $ 9.95        4.62%
Year ended 7/31/04                              (0.34)        $10.02        4.00%
Year ended 7/31/05                              (0.36)        $10.07        4.17%
Year ended 7/31/06                              (0.48)        $ 9.68        0.97%
Year ended 7/31/07                              (0.44)        $ 9.67        4.45%@
-----------------------------------------------------------------------------------
BOND CLASS B SHARES
Year ended 7/31/03                              (0.34)        $ 9.95        3.74%
Year ended 7/31/04                              (0.26)        $10.02        3.19%
Year ended 7/31/05                              (0.28)        $10.07        3.38%
Year ended 7/31/06                              (0.41)        $ 9.68        0.20%
Year ended 7/31/07                              (0.36)        $ 9.68        3.75%@
-----------------------------------------------------------------------------------
BOND CLASS C SHARES
Year ended 7/31/03                              (0.34)        $ 9.96        3.75%
Year ended 7/31/04                              (0.26)        $10.02        3.20%
Year ended 7/31/05                              (0.28)        $10.07        3.37%
Year ended 7/31/06                              (0.41)        $ 9.69        0.30%
Year ended 7/31/07                              (0.36)        $ 9.68        3.65%@
-----------------------------------------------------------------------------------
BOND ADVISOR SHARES
Year ended 7/31/03                              (0.39)        $ 9.96        4.25%
Year ended 7/31/04                              (0.31)        $10.02        3.73%
Year ended 7/31/05                              (0.34)        $10.07        3.90%
Year ended 7/31/06                              (0.45)        $ 9.68        0.69%
Year ended 7/31/07                              (0.41)        $ 9.68        4.29%@
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE          INCOME         PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000'S)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND INSTITUTIONAL SHARES
11/29/05 (d) to 7/31/06                    $  66,033          1.15%**        0.74%**         6.77%**           41%
Year ended 7/31/07                         $  68,193          1.14%          0.74%           7.12%             42%
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS A SHARES
11/29/05 (d) to 7/31/06                    $     227          2.98%**        0.99%**         6.74%**           41%
Year ended 7/31/07                         $     175          1.39%          0.99%           6.83%             42%
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS B SHARES
11/29/05 (d) to 7/31/06                    $      96          7.16%**        1.74%**         5.98%**           41%
Year ended 7/31/07                         $     156          2.15%          1.74%           6.12%             42%
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND CLASS C SHARES
11/29/05 (d) to 7/31/06                    $      55          8.04%**        1.74%**         5.93%**           41%
Year ended 7/31/07                         $     127          2.15%          1.74%           6.04%             42%
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND ADVISOR SHARES
11/29/05 (d) to 7/31/06                    $      10         24.09%**        1.24%**         5.98%**           41%
Year ended 7/31/07                         $      14          1.64%          1.24%           6.58%             42%
----------------------------------------------------------------------------------------------------------------------
BOND INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 303,450          0.89%          0.80%           3.86%            332%
Year ended 7/31/04                         $ 277,706          0.90%          0.79%           2.75%            389%
Year ended 7/31/05                         $ 292,043          0.91%          0.78%           3.28%            385%
Year ended 7/31/06                         $ 252,145          0.90%          0.74%           4.23%            352%
Year ended 7/31/07                         $ 230,154          0.91%          0.72%           4.57%             65%
----------------------------------------------------------------------------------------------------------------------
BOND CLASS A SHARES
Year ended 7/31/03                         $  20,572          1.14%          1.05%           3.57%            332%
Year ended 7/31/04                         $  22,559          1.15%          1.04%           2.51%            389%
Year ended 7/31/05                         $  15,876          1.16%          1.03%           3.01%            385%
Year ended 7/31/06                         $  11,657          1.15%          0.99%           3.97%            352%
Year ended 7/31/07                         $   8,223          1.16%          0.97%           4.32%             65%
----------------------------------------------------------------------------------------------------------------------
BOND CLASS B SHARES
Year ended 7/31/03                         $   7,418          1.89%          1.80%           2.81%            332%
Year ended 7/31/04                         $   4,512          1.90%          1.79%           1.76%            389%
Year ended 7/31/05                         $   3,907          1.91%          1.78%           2.27%            385%
Year ended 7/31/06                         $   2,655          1.91%          1.74%           3.20%            352%
Year ended 7/31/07                         $   2,151          1.91%          1.72%           3.57%             65%
----------------------------------------------------------------------------------------------------------------------
BOND CLASS C SHARES
Year ended 7/31/03                         $   1,246          1.89%          1.80%           2.79%            332%
Year ended 7/31/04                         $     768          1.90%          1.79%           1.76%            389%
Year ended 7/31/05                         $     649          1.91%          1.78%           2.26%            385%
Year ended 7/31/06                         $     315          1.91%          1.74%           3.16%            352%
Year ended 7/31/07                         $     225          1.90%          1.72%           3.57%             65%
----------------------------------------------------------------------------------------------------------------------
BOND ADVISOR SHARES
Year ended 7/31/03                         $     737          1.39%          1.30%           3.34%            332%
Year ended 7/31/04                         $     655          1.40%          1.29%           2.25%            389%
Year ended 7/31/05                         $     622          1.41%          1.28%           2.77%            385%
Year ended 7/31/06                         $     260          1.40%          1.24%           3.65%            352%
Year ended 7/31/07                         $     232          1.41%          1.22%           4.08%             65%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 192-193

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                               CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                                          ------------------------------               -----------------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                    GAINS/(LOSSES)   NET ASSETS
                                              VALUE,           NET             FROM        RESULTING      NET                  NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM     INVESTMENT  PAID-IN  REALIZED
                                             OF PERIOD        INCOME       TRANSACTIONS    OPERATIONS    INCOME    CAPITAL    GAINS
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND INSTITUTIONAL SHARES
Year ended 7/31/03                           $    9.98         0.38            0.10           0.48       (0.42)       --        --
Year ended 7/31/04                           $   10.04         0.31           (0.04)          0.27       (0.38)       --        --
Year ended 7/31/05                           $    9.93         0.37           (0.08)          0.29       (0.42)       --        --
Year ended 7/31/06                           $    9.80         0.43~          (0.27)          0.16       (0.45)       --        --
Year ended 7/31/07                           $    9.51         0.47~@          0.02           0.49       (0.47)       --^       --
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND CLASS A SHARES
Year ended 7/31/03                           $   10.01         0.36            0.09           0.45       (0.40)       --        --
Year ended 7/31/04                           $   10.06         0.29           (0.04)          0.25       (0.36)       --        --
Year ended 7/31/05                           $    9.95         0.34           (0.08)          0.26       (0.39)       --        --
Year ended 7/31/06                           $    9.82         0.40~          (0.26)          0.14       (0.42)       --        --
Year ended 7/31/07                           $    9.54         0.44~@          0.03           0.47       (0.45)       --^       --
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND CLASS B SHARES
Year ended 7/31/03                           $    9.96         0.29            0.09           0.38       (0.33)       --        --
Year ended 7/31/04                           $   10.01         0.24           (0.03)          0.21       (0.32)       --        --
Year ended 7/31/05                           $    9.90         0.34           (0.08)          0.26       (0.39)       --        --
Year ended 7/31/06                           $    9.77         0.40~          (0.26)          0.14       (0.42)       --        --
Year ended 7/31/07                           $    9.49         0.44~@          0.02           0.46       (0.45)       --^       --
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND CLASS C SHARES
Year ended 7/31/03                           $    9.98         0.30            0.08           0.38       (0.33)       --        --
Year ended 7/31/04                           $   10.03         0.20           (0.03)          0.17       (0.28)       --        --
Year ended 7/31/05                           $    9.92         0.26           (0.07)          0.19       (0.32)       --        --
Year ended 7/31/06                           $    9.79         0.33~          (0.26)          0.07       (0.35)       --        --
Year ended 7/31/07                           $    9.51         0.37~@          0.02           0.39       (0.37)       --^       --
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND ADVISOR SHARES
Year ended 7/31/06 (c)                       $    9.80         0.39~          (0.28)          0.11       (0.40)       --        --
Year ended 7/31/07                           $    9.51         0.42~@          0.01           0.43       (0.42)       --^       --
------------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
INTERMEDIATE BOND INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.42)        $10.04        4.77%
Year ended 7/31/04                              (0.38)        $ 9.93        2.71%
Year ended 7/31/05                              (0.42)        $ 9.80        2.85%
Year ended 7/31/06                              (0.45)        $ 9.51        1.65%
Year ended 7/31/07                              (0.47)        $ 9.53        5.23%@
-----------------------------------------------------------------------------------
INTERMEDIATE BOND CLASS A SHARES
Year ended 7/31/03                              (0.40)        $10.06        4.52%
Year ended 7/31/04                              (0.36)        $ 9.95        2.45%
Year ended 7/31/05                              (0.39)        $ 9.82        2.67%
Year ended 7/31/06                              (0.42)        $ 9.54        1.48%
Year ended 7/31/07                              (0.45)        $ 9.56        4.95%@
-----------------------------------------------------------------------------------
INTERMEDIATE BOND CLASS B SHARES
Year ended 7/31/03                              (0.33)        $10.01        3.78%
Year ended 7/31/04                              (0.32)        $ 9.90        2.06%
Year ended 7/31/05                              (0.39)        $ 9.77        2.58%
Year ended 7/31/06                              (0.42)        $ 9.49        1.49%
Year ended 7/31/07                              (0.45)        $ 9.50        4.77%@
-----------------------------------------------------------------------------------
INTERMEDIATE BOND CLASS C SHARES
Year ended 7/31/03                              (0.33)        $10.03        3.78%
Year ended 7/31/04                              (0.28)        $ 9.92        1.72%
Year ended 7/31/05                              (0.32)        $ 9.79        1.91%
Year ended 7/31/06                              (0.35)        $ 9.51        0.72%
Year ended 7/31/07                              (0.37)        $ 9.53        4.16%@
-----------------------------------------------------------------------------------
INTERMEDIATE BOND ADVISOR SHARES
Year ended 7/31/06 (c)                          (0.40)        $ 9.51        1.17%
Year ended 7/31/07                              (0.42)        $ 9.52        4.64%@
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE          INCOME         PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 772,536          0.81%          0.76%           3.72%            252%
Year ended 7/31/04                         $ 676,344          0.81%          0.76%           3.13%            189%
Year ended 7/31/05                         $ 544,101          0.82%          0.76%           3.69%            104%
Year ended 7/31/06                         $ 440,962          0.83%          0.72%           4.42%            154%
Year ended 7/31/07                         $ 484,463          0.84%          0.70%           4.81%            188%
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND CLASS A SHARES
Year ended 7/31/03                         $  36,471          1.06%          1.01%           3.45%            252%
Year ended 7/31/04                         $  37,500          1.07%          1.01%           2.88%            189%
Year ended 7/31/05                         $  29,798          1.07%          1.01%           3.43%            104%
Year ended 7/31/06                         $  23,075          1.08%          0.97%           4.17%            154%
Year ended 7/31/07                         $  17,371          1.09%          0.95%           4.56%            188%
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND CLASS B SHARES
Year ended 7/31/03                         $   5,564          1.81%          1.76%           2.64%            252%
Year ended 7/31/04                         $   3,982          1.81%          1.46%           2.42%            189%
Year ended 7/31/05                         $   3,316          1.82%          1.01%           3.44%            104%
Year ended 7/31/06                         $   2,232          1.83%          0.97%           4.16%            154%
Year ended 7/31/07                         $   1,900          1.84%          0.95%           4.56%            188%
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND CLASS C SHARES
Year ended 7/31/03                         $   2,319          1.81%          1.76%           2.59%            252%
Year ended 7/31/04                         $   1,620          1.81%          1.76%           2.12%            189%
Year ended 7/31/05                         $   1,096          1.82%          1.76%           2.67%            104%
Year ended 7/31/06                         $     741          1.83%          1.72%           3.41%            154%
Year ended 7/31/07                         $     457          1.84%          1.70%           3.82%            188%
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND ADVISOR SHARES
Year ended 7/31/06 (c)                     $      13          1.29%          1.20%           4.10%            154%
Year ended 7/31/07                         $     103          1.34%          1.20%           4.30%            188%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 194-195

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                               CHANGE IN NET ASSETS                         LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                       DISTRIBUTIONS FROM
                                                          ------------------------------               -----------------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                    GAINS/(LOSSES)   NET ASSETS
                                              VALUE,           NET             FROM        RESULTING      NET                  NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM     INVESTMENT  PAID-IN  REALIZED
                                             OF PERIOD        INCOME       TRANSACTIONS    OPERATIONS    INCOME    CAPITAL    GAINS
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND INSTITUTIONAL SHARES
Year ended 7/31/03                           $    9.82         0.28            0.03           0.31       (0.38)       --        --
Year ended 7/31/04                           $    9.75         0.19~          (0.06)          0.13       (0.31)       --        --
Year ended 7/31/05                           $    9.57         0.20           (0.08)          0.12       (0.32)       --        --
Year ended 7/31/06                           $    9.37         0.31           (0.06)          0.25       (0.37)       --        --
Year ended 7/31/07                           $    9.25         0.37~           0.09           0.46       (0.38)    (0.01)       --
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS A SHARES
Year ended 7/31/03                           $    9.81         0.28            0.02           0.30       (0.37)       --        --
Year ended 7/31/04                           $    9.74         0.18~          (0.07)          0.11       (0.29)       --        --
Year ended 7/31/05                           $    9.56         0.19           (0.09)          0.10       (0.30)       --        --
Year ended 7/31/06                           $    9.36         0.28           (0.04)          0.24       (0.35)       --        --
Year ended 7/31/07                           $    9.25         0.35~           0.08           0.43       (0.36)    (0.01)       --
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS C SHARES
8/1/03(d) to 7/31/04                         $    9.75         0.09~          (0.06)          0.03       (0.22)       --        --
Year ended 7/31/05                           $    9.56         0.10           (0.08)          0.02       (0.22)       --        --
Year ended 7/31/06                           $    9.36         0.21           (0.04)          0.17       (0.28)       --        --
Year ended 7/31/07                           $    9.25         0.28~           0.09           0.37       (0.29)    (0.01)       --
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND INSTITUTIONAL SHARES
Year ended 7/31/03                           $    10.42         0.30            0.03           0.33       (0.30)       --     (0.16)
Year ended 7/31/04                           $    10.29         0.25              --^          0.25       (0.26)       --     (0.16)
Year ended 7/31/05                           $    10.12         0.30           (0.06)          0.24       (0.28)       --        --
Year ended 7/31/06                           $    10.08         0.38           (0.19)          0.19       (0.35)       --     (0.03)
Year ended 7/31/07                           $     9.89         0.45~@          0.05           0.50       (0.40)       --        --
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND CLASS A SHARES
Year ended 7/31/03                           $    10.43         0.27            0.03           0.30       (0.28)       --     (0.16)
Year ended 7/31/04                           $    10.29         0.20            0.03           0.23       (0.23)       --     (0.16)
Year ended 7/31/05                           $    10.13         0.28           (0.06)          0.22       (0.26)       --        --
Year ended 7/31/06                           $    10.09         0.36           (0.19)          0.17       (0.33)       --     (0.03)
Year ended 7/31/07                           $     9.90         0.42~@          0.04           0.46       (0.37)       --        --
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND CLASS C SHARES
Year ended 7/31/03                           $   10.36         0.19            0.03           0.22       (0.20)       --     (0.16)
Year ended 7/31/04                           $   10.22         0.15           (0.01)          0.14       (0.15)       --     (0.16)
Year ended 7/31/05                           $   10.05         0.20           (0.06)          0.14       (0.18)       --        --
Year ended 7/31/06                           $   10.01         0.29           (0.20)          0.09       (0.25)       --     (0.03)
Year ended 7/31/07                           $    9.82         0.34~@          0.05           0.39       (0.29)       --        --
------------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
SHORT TERM BOND INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.38)        $ 9.75        3.23%
Year ended 7/31/04                              (0.31)        $ 9.57        1.31%
Year ended 7/31/05                              (0.32)        $ 9.37        1.16%
Year ended 7/31/06                              (0.37)        $ 9.25        2.75%
Year ended 7/31/07                              (0.39)        $ 9.32        5.08%
-----------------------------------------------------------------------------------
SHORT TERM BOND CLASS A SHARES
Year ended 7/31/03                              (0.37)        $ 9.74        3.07%
Year ended 7/31/04                              (0.29)        $ 9.56        1.12%
Year ended 7/31/05                              (0.30)        $ 9.36        1.00%
Year ended 7/31/06                              (0.35)        $ 9.25        2.60%
Year ended 7/31/07                              (0.37)        $ 9.31        4.70%
-----------------------------------------------------------------------------------
SHORT TERM BOND CLASS C SHARES
8/1/03(d) to 7/31/04                            (0.22)        $ 9.56        0.39%*
Year ended 7/31/05                              (0.22)        $ 9.36        0.23%
Year ended 7/31/06                              (0.28)        $ 9.25        1.81%
Year ended 7/31/07                              (0.30)        $ 9.32        3.93%
-----------------------------------------------------------------------------------
U.S. GOVERNMENT BOND INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.46)        $10.29        3.19%
Year ended 7/31/04                              (0.42)        $10.12        2.42%
Year ended 7/31/05                              (0.28)        $10.08        2.39%
Year ended 7/31/06                              (0.38)        $ 9.89        1.91%
Year ended 7/31/07                              (0.40)        $ 9.99        5.07%@
-----------------------------------------------------------------------------------
U.S. GOVERNMENT BOND CLASS A SHARES
Year ended 7/31/03                              (0.44)        $10.29        2.83%
Year ended 7/31/04                              (0.39)        $10.13        2.26%
Year ended 7/31/05                              (0.26)        $10.09        2.13%
Year ended 7/31/06                              (0.36)        $ 9.90        1.65%
Year ended 7/31/07                              (0.37)        $ 9.99        4.71%@
-----------------------------------------------------------------------------------
U.S. GOVERNMENT BOND CLASS C SHARES
Year ended 7/31/03                              (0.36)        $10.22        2.12%
Year ended 7/31/04                              (0.31)        $10.05        1.41%
Year ended 7/31/05                              (0.18)        $10.01        1.39%
Year ended 7/31/06                              (0.28)        $ 9.82        0.86%
Year ended 7/31/07                              (0.29)        $ 9.92        4.05%@
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE          INCOME         PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 490,229          0.76%          0.74%           2.59%             72%
Year ended 7/31/04                         $ 495,271          0.77%          0.74%           1.96%             90%
Year ended 7/31/05                         $ 333,909          0.77%          0.73%           2.35%             68%
Year ended 7/31/06                         $ 258,423          0.78%          0.67%           3.33%             53%
Year ended 7/31/07                         $ 267,348          0.80%          0.64%           3.99%             75%
----------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS A SHARES
Year ended 7/31/03                         $  33,975          1.01%          0.89%           2.39%             72%
Year ended 7/31/04                         $  28,262          1.02%          0.89%           1.81%             90%
Year ended 7/31/05                         $  17,117          1.02%          0.98%           2.10%             68%
Year ended 7/31/06                         $  12,362          1.03%          0.92%           3.07%             53%
Year ended 7/31/07                         $   9,704          1.05%          0.89%           3.72%             75%
----------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND CLASS C SHARES
8/1/03(d) to 7/31/04                       $     526          1.77%**        1.74%**         0.97%**           90%
Year ended 7/31/05                         $     362          1.77%          1.73%           1.34%             68%
Year ended 7/31/06                         $     205          1.79%          1.67%           2.31%             53%
Year ended 7/31/07                         $     160          1.81%          1.64%           2.97%             75%
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND INSTITUTIONAL SHARES
Year ended 7/31/03                         $  50,649          0.92%          0.81%           2.88%            304%
Year ended 7/31/04                         $  43,820          0.91%          0.76%           2.35%            180%
Year ended 7/31/05                         $  33,246          0.97%          0.82%           2.91%            159%
Year ended 7/31/06                         $  29,005          0.98%          0.73%           3.88%            103%
Year ended 7/31/07                         $  25,092          1.05%          0.69%           4.37%             20%
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND CLASS A SHARES
Year ended 7/31/03                         $  11,413          1.17%          1.06%           2.61%            304%
Year ended 7/31/04                         $  31,146          1.16%          1.01%           2.10%            180%
Year ended 7/31/05                         $  27,214          1.22%          1.07%           2.67%            159%
Year ended 7/31/06                         $  23,702          1.23%          0.98%           3.63%            103%
Year ended 7/31/07                         $   4,068          1.30%          0.94%           4.12%             20%
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND CLASS C SHARES
Year ended 7/31/03                         $  10,006          1.91%          1.80%           1.77%            304%
Year ended 7/31/04                         $   4,255          1.91%          1.77%           1.34%            180%
Year ended 7/31/05                         $   2,844          1.97%          1.82%           1.91%            159%
Year ended 7/31/06                         $   1,767          1.98%          1.73%           2.87%            103%
Year ended 7/31/07                         $   1,230          2.05%          1.69%           3.34%             20%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 196-197

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                               CHANGE IN NET ASSETS                        LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                    GAINS/(LOSSES)   NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD        INCOME       TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND INSTITUTIONAL SHARES
Year ended 7/31/03                           $   10.74         0.43~          (0.09)          0.34         (0.43)       (0.16)
Year ended 7/31/04                           $   10.49         0.43~           0.08           0.51         (0.43)       (0.17)
Year ended 7/31/05                           $   10.40         0.40            0.06           0.46         (0.40)       (0.39)
Year ended 7/31/06                           $   10.07         0.37           (0.23)          0.14         (0.37)       (0.44)
Year ended 7/31/07                           $    9.40         0.39~@            --           0.39         (0.37)       (0.10)
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND CLASS A SHARES
Year ended 7/31/03                           $   10.77         0.40~          (0.07)          0.33         (0.40)       (0.16)
Year ended 7/31/04                           $   10.54         0.40~           0.06           0.46         (0.40)       (0.17)
Year ended 7/31/05                           $   10.43         0.38            0.06           0.44         (0.37)       (0.39)
Year ended 7/31/06                           $   10.11         0.36           (0.23)          0.13         (0.35)       (0.44)
Year ended 7/31/07                           $    9.45         0.36~@         (0.01)          0.35         (0.34)       (0.10)
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND CLASS B SHARES
Year ended 7/31/03                           $   10.71         0.32~          (0.07)          0.25         (0.33)       (0.16)
Year ended 7/31/04                           $   10.47         0.32~           0.07           0.39         (0.32)       (0.17)
Year ended 7/31/05                           $   10.37         0.29            0.06           0.35         (0.29)       (0.39)
Year ended 7/31/06                           $   10.04         0.28           (0.24)          0.04         (0.27)       (0.44)
Year ended 7/31/07                           $    9.37         0.29~@            --           0.29         (0.27)       (0.10)
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND CLASS C SHARES
Year ended 7/31/03                           $   10.72         0.32~          (0.07)          0.25         (0.33)       (0.16)
Year ended 7/31/04                           $   10.48         0.32~           0.07           0.39         (0.32)       (0.17)
Year ended 7/31/05                           $   10.38         0.31            0.04           0.35         (0.29)       (0.39)
Year ended 7/31/06                           $   10.05         0.28           (0.23)          0.05         (0.27)       (0.44)
Year ended 7/31/07                           $    9.39         0.29~@            --           0.29         (0.26)       (0.10)
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND ADVISOR SHARES
Year ended 7/31/03                           $   10.73         0.38~          (0.08)          0.30         (0.38)       (0.16)
Year ended 7/31/04                           $   10.49         0.38~           0.06           0.44         (0.37)       (0.17)
Year ended 7/31/05                           $   10.39         0.34            0.06           0.40         (0.34)       (0.39)
Year ended 7/31/06                           $   10.06         0.33           (0.23)          0.10         (0.32)       (0.44)
Year ended 7/31/07                           $    9.40         0.34~@         (0.01)          0.33         (0.32)       (0.10)
--------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND INSTITUTIONAL SHARES
Year ended 7/31/03                           $   10.79         0.37~          (0.09)          0.28         (0.36)       (0.07)
Year ended 7/31/04                           $   10.64         0.37           (0.03)          0.34         (0.36)       (0.09)
Year ended 7/31/05                           $   10.53         0.37           (0.07)          0.30         (0.42)       (0.08)
Year ended 7/31/06                           $   10.33         0.36~          (0.21)          0.15         (0.36)       (0.13)
Year ended 7/31/07                           $    9.99         0.36~          (0.01)          0.35         (0.36)       (0.03)
--------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND CLASS A SHARES
Year ended 7/31/03                           $   10.79         0.34~          (0.07)          0.27         (0.34)       (0.07)
Year ended 7/31/04                           $   10.65         0.34           (0.02)          0.32         (0.34)       (0.09)
Year ended 7/31/05                           $   10.54         0.33           (0.07)          0.26         (0.39)       (0.08)
Year ended 7/31/06                           $   10.33         0.33~          (0.20)          0.13         (0.33)       (0.13)
Year ended 7/31/07                           $   10.00         0.34~          (0.02)          0.32         (0.34)       (0.03)
--------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND CLASS B SHARES
Year ended 7/31/03                           $   10.78         0.26~          (0.08)          0.18         (0.26)       (0.07)
Year ended 7/31/04                           $   10.63         0.30           (0.03)          0.27         (0.30)       (0.09)
Year ended 7/31/05                           $   10.51         0.34           (0.07)          0.27         (0.39)       (0.08)
Year ended 7/31/06                           $   10.31         0.33~          (0.20)          0.13         (0.33)       (0.13)
Year ended 7/31/07                           $    9.98         0.34~          (0.01)          0.33         (0.34)       (0.03)
--------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND CLASS C SHARES
Year ended 7/31/03                           $   10.78         0.26~          (0.08)          0.18         (0.26)       (0.07)
Year ended 7/31/04                           $   10.63         0.28           (0.04)          0.24         (0.25)       (0.09)
Year ended 7/31/05                           $   10.53         0.24           (0.05)          0.19         (0.31)       (0.08)
Year ended 7/31/06                           $   10.33         0.26~          (0.21)          0.05         (0.26)       (0.13)
Year ended 7/31/07                           $    9.99         0.27~          (0.02)          0.25         (0.26)       (0.03)
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
MUNICIPAL BOND INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.59)        $10.49        3.18%
Year ended 7/31/04                              (0.60)        $10.40        4.84%
Year ended 7/31/05                              (0.79)        $10.07        4.53%
Year ended 7/31/06                              (0.81)        $ 9.40        1.49%
Year ended 7/31/07                              (0.47)        $ 9.32        4.04%@
-----------------------------------------------------------------------------------
MUNICIPAL BOND CLASS A SHARES
Year ended 7/31/03                              (0.56)        $10.54        3.05%
Year ended 7/31/04                              (0.57)        $10.43        4.35%
Year ended 7/31/05                              (0.76)        $10.11        4.35%
Year ended 7/31/06                              (0.79)        $ 9.45        1.32%
Year ended 7/31/07                              (0.44)        $ 9.36        3.76%@
-----------------------------------------------------------------------------------
MUNICIPAL BOND CLASS B SHARES
Year ended 7/31/03                              (0.49)        $10.47        2.26%
Year ended 7/31/04                              (0.49)        $10.37        3.71%
Year ended 7/31/05                              (0.68)        $10.04        3.50%
Year ended 7/31/06                              (0.71)        $ 9.37        0.47%
Year ended 7/31/07                              (0.37)        $ 9.29        2.98%@
-----------------------------------------------------------------------------------
MUNICIPAL BOND CLASS C SHARES
Year ended 7/31/03                              (0.49)        $10.48        2.31%
Year ended 7/31/04                              (0.49)        $10.38        3.71%
Year ended 7/31/05                              (0.68)        $10.05        3.45%
Year ended 7/31/06                              (0.71)        $ 9.39        0.56%
Year ended 7/31/07                              (0.36)        $ 9.32        3.04%@
-----------------------------------------------------------------------------------
MUNICIPAL BOND ADVISOR SHARES
Year ended 7/31/03                              (0.54)        $10.49        2.76%
Year ended 7/31/04                              (0.54)        $10.39        4.22%
Year ended 7/31/05                              (0.73)        $10.06        4.01%
Year ended 7/31/06                              (0.76)        $ 9.40        1.08%
Year ended 7/31/07                              (0.42)        $ 9.31        3.51%@
-----------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.43)        $10.64        2.64%
Year ended 7/31/04                              (0.45)        $10.53        3.27%
Year ended 7/31/05                              (0.50)        $10.33        2.83%
Year ended 7/31/06                              (0.49)        $ 9.99        1.43%
Year ended 7/31/07                              (0.39)        $ 9.95        3.59%
-----------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND CLASS A SHARES
Year ended 7/31/03                              (0.41)        $10.65        2.48%
Year ended 7/31/04                              (0.43)        $10.54        3.03%
Year ended 7/31/05                              (0.47)        $10.33        2.44%
Year ended 7/31/06                              (0.46)        $10.00        1.27%
Year ended 7/31/07                              (0.37)        $ 9.95        3.23%
-----------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND CLASS B SHARES
Year ended 7/31/03                              (0.33)        $10.63        1.67%
Year ended 7/31/04                              (0.39)        $10.51        2.54%
Year ended 7/31/05                              (0.47)        $10.31        2.54%
Year ended 7/31/06                              (0.46)        $ 9.98        1.28%
Year ended 7/31/07                              (0.37)        $ 9.94        3.34%
-----------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND CLASS C SHARES
Year ended 7/31/03                              (0.33)        $10.63        1.64%
Year ended 7/31/04                              (0.34)        $10.53        2.29%
Year ended 7/31/05                              (0.39)        $10.33        1.76%
Year ended 7/31/06                              (0.39)        $ 9.99        0.41%
Year ended 7/31/07                              (0.29)        $ 9.95        2.55%
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE          INCOME         PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND INSTITUTIONAL SHARES
Year ended 7/31/03                         $  74,347          0.93%          0.79%           3.98%            21%
Year ended 7/31/04                         $  57,638          0.98%          0.79%           4.05%            35%
Year ended 7/31/05                         $  49,802          1.04%          0.78%           3.86%            83%
Year ended 7/31/06                         $  39,514          1.06%          0.65%           3.87%            87%
Year ended 7/31/07                         $  44,234          1.13%          0.61%           3.87%            27%
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND CLASS A SHARES
Year ended 7/31/03                         $   1,906          1.18%          1.04%           3.71%            21%
Year ended 7/31/04                         $   2,462          1.24%          1.04%           3.81%            35%
Year ended 7/31/05                         $   1,637          1.29%          1.03%           3.63%            83%
Year ended 7/31/06                         $   1,378          1.31%          0.90%           3.62%            87%
Year ended 7/31/07                         $   1,231          1.38%          0.86%           3.63%            27%
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND CLASS B SHARES
Year ended 7/31/03                         $   1,205          1.92%          1.79%           2.97%            21%
Year ended 7/31/04                         $   1,528          1.99%          1.79%           3.06%            35%
Year ended 7/31/05                         $   1,479          2.04%          1.78%           2.85%            83%
Year ended 7/31/06                         $   1,016          2.06%          1.66%           2.86%            87%
Year ended 7/31/07                         $     864          2.13%          1.61%           2.88%            27%
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND CLASS C SHARES
Year ended 7/31/03                         $     548          1.93%          1.79%           2.98%            21%
Year ended 7/31/04                         $     363          1.98%          1.79%           3.05%            35%
Year ended 7/31/05                         $     179          2.03%          1.78%           2.91%            83%
Year ended 7/31/06                         $      87          2.06%          1.66%           2.86%            87%
Year ended 7/31/07                         $      43          2.12%          1.61%           2.89%            27%
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND ADVISOR SHARES
Year ended 7/31/03                         $     382          1.43%          1.29%           3.47%            21%
Year ended 7/31/04                         $     433          1.49%          1.29%           3.56%            35%
Year ended 7/31/05                         $     378          1.54%          1.28%           3.36%            83%
Year ended 7/31/06                         $     174          1.55%          1.16%           3.36%            87%
Year ended 7/31/07                         $     172          1.63%          1.11%           3.38%            27%
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 304,754          0.83%          0.73%           3.36%            85%
Year ended 7/31/04                         $ 255,026          0.84%          0.73%           3.42%            84%
Year ended 7/31/05                         $ 205,078          0.86%          0.70%           3.45%            60%
Year ended 7/31/06                         $ 164,537          0.87%          0.71%           3.53%            60%
Year ended 7/31/07                         $ 149,016          0.89%          0.68%           3.63%            37%
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND CLASS A SHARES
Year ended 7/31/03                         $   4,317          1.08%          0.98%           3.10%            85%
Year ended 7/31/04                         $   4,479          1.09%          0.98%           3.17%            84%
Year ended 7/31/05                         $   3,064          1.10%          0.95%           3.20%            60%
Year ended 7/31/06                         $   2,559          1.12%          0.96%           3.28%            60%
Year ended 7/31/07                         $   2,038          1.15%          0.94%           3.37%            37%
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND CLASS B SHARES
Year ended 7/31/03                         $   1,066          1.83%          1.73%           2.35%            85%
Year ended 7/31/04                         $   1,269          1.84%          1.44%           2.71%            84%
Year ended 7/31/05                         $     987          1.86%          0.95%           3.20%            60%
Year ended 7/31/06                         $     446          1.87%          0.96%           3.27%            60%
Year ended 7/31/07                         $     358          1.90%          0.94%           3.37%            37%
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND CLASS C SHARES
Year ended 7/31/03                         $     973          1.83%          1.73%           2.35%            85%
Year ended 7/31/04                         $     366          1.83%          1.73%           2.42%            84%
Year ended 7/31/05                         $     157          1.85%          1.69%           2.45%            60%
Year ended 7/31/06                         $      89          1.87%          1.71%           2.52%            60%
Year ended 7/31/07                         $     101          1.89%          1.67%           2.64%            37%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 198-199

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)


                                                               CHANGE IN NET ASSETS                        LESS DIVIDENDS AND
                                                            RESULTING FROM OPERATIONS                      DISTRIBUTIONS FROM
                                                          ------------------------------                 -----------------------
                                                                           NET REALIZED
                                                                               AND
                                                                            UNREALIZED     CHANGE IN
                                             NET ASSET                    GAINS/(LOSSES)   NET ASSETS
                                              VALUE,           NET             FROM        RESULTING        NET          NET
                                             BEGINNING      INVESTMENT     INVESTMENTS        FROM       INVESTMENT    REALIZED
                                             OF PERIOD        INCOME       TRANSACTIONS    OPERATIONS      INCOME       GAINS
--------------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND INSTITUTIONAL SHARES
Year ended 7/31/03                           $   10.48         0.37           (0.09)          0.28         (0.37)          --
Year ended 7/31/04                           $   10.39         0.36            0.02           0.38         (0.35)       (0.03)
Year ended 7/31/05                           $   10.39         0.36           (0.09)          0.27         (0.35)       (0.07)
Year ended 7/31/06                           $   10.24         0.36~          (0.21)          0.15         (0.36)       (0.03)
Year ended 7/31/07                           $   10.00         0.37~@         (0.04)          0.33         (0.35)       (0.01)
--------------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND CLASS A SHARES
Year ended 7/31/03                           $   10.48         0.35           (0.10)          0.25         (0.34)          --
Year ended 7/31/04                           $   10.39         0.33            0.03           0.36         (0.33)       (0.03)
Year ended 7/31/05                           $   10.39         0.33           (0.08)          0.25         (0.32)       (0.07)
Year ended 7/31/06                           $   10.25         0.33~          (0.21)          0.12         (0.33)       (0.03)
Year ended 7/31/07                           $   10.01         0.34~@         (0.04)          0.30         (0.32)       (0.01)
--------------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND CLASS B SHARES
Year ended 7/31/03                           $   10.29         0.27           (0.10)          0.17         (0.27)          --
Year ended 7/31/04                           $   10.19         0.24            0.03           0.27         (0.25)       (0.03)
Year ended 7/31/05                           $   10.18         0.25           (0.08)          0.17         (0.25)       (0.07)
Year ended 7/31/06                           $   10.03         0.25~          (0.21)          0.04         (0.26)       (0.03)
Year ended 7/31/07                           $    9.78         0.26~@         (0.03)          0.23         (0.25)       (0.01)
--------------------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND CLASS C SHARES
Year ended 7/31/03                           $   10.44         0.26           (0.09)          0.17         (0.26)          --
Year ended 7/31/04                           $   10.35         0.26            0.02           0.28         (0.25)       (0.03)
Year ended 7/31/05                           $   10.35         0.25           (0.09)          0.16         (0.24)       (0.07)
Year ended 7/31/06                           $   10.20         0.25~          (0.20)          0.05         (0.25)       (0.03)
Year ended 7/31/07                           $    9.97         0.26~@         (0.03)          0.23         (0.25)       (0.01)
--------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND INSTITUTIONAL SHARES
Year ended 7/31/03                           $   10.39         0.31           (0.05)          0.26         (0.31)       (0.03)
Year ended 7/31/04                           $   10.31         0.28           (0.13)          0.15         (0.28)       (0.01)
Year ended 7/31/05                           $   10.17         0.28           (0.13)          0.15         (0.28)       (0.01)
Year ended 7/31/06                           $   10.03         0.28           (0.15)          0.13         (0.28)          --
Year ended 7/31/07                           $    9.88         0.30~           0.02           0.32         (0.30)          --
--------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND CLASS A SHARES
Year ended 7/31/03                           $   10.38         0.30           (0.05)          0.25         (0.30)       (0.03)
Year ended 7/31/04                           $   10.30         0.27           (0.13)          0.14         (0.27)       (0.01)
Year ended 7/31/05                           $   10.16         0.26           (0.13)          0.13         (0.26)       (0.01)
Year ended 7/31/06                           $   10.02         0.27           (0.15)          0.12         (0.27)          --
Year ended 7/31/07                           $    9.87         0.28~           0.02           0.30         (0.29)          --
--------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND CLASS B SHARES
Year ended 7/31/03                           $   10.38         0.21           (0.05)          0.16         (0.21)       (0.03)
Year ended 7/31/04                           $   10.30         0.18           (0.13)          0.05         (0.18)       (0.01)
Year ended 7/31/05                           $   10.16         0.17           (0.13)          0.04         (0.17)       (0.01)
Year ended 7/31/06                           $   10.02         0.19           (0.15)          0.04         (0.18)          --
Year ended 7/31/07                           $    9.88         0.20~             --           0.20         (0.20)          --
--------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND CLASS C SHARES
Year ended 7/31/03                           $   10.38         0.21           (0.06)          0.15         (0.21)       (0.03)
Year ended 7/31/04                           $   10.29         0.19           (0.13)          0.06         (0.18)       (0.01)
Year ended 7/31/05                           $   10.16         0.18           (0.14)          0.04         (0.17)       (0.01)
Year ended 7/31/06                           $   10.02         0.19           (0.15)          0.04         (0.18)          --
Year ended 7/31/07                           $    9.88         0.20~           0.01           0.21         (0.20)          --
--------------------------------------------------------------------------------------------------------------------------------

                                                               NET         TOTAL
                                                TOTAL         ASSET       RETURN
                                              DIVIDENDS       VALUE,     (EXCLUDES
                                                 AND          END OF       SALES
                                            DISTRIBUTIONS     PERIOD      CHARGE)
-----------------------------------------------------------------------------------
OHIO MUNICIPAL BOND INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.37)        $10.39        2.65%
Year ended 7/31/04                              (0.38)        $10.39        3.66%
Year ended 7/31/05                              (0.42)        $10.24        2.61%
Year ended 7/31/06                              (0.39)        $10.00        1.46%
Year ended 7/31/07                              (0.36)        $ 9.97        3.32%@
-----------------------------------------------------------------------------------
OHIO MUNICIPAL BOND CLASS A SHARES
Year ended 7/31/03                              (0.34)        $10.39        2.39%
Year ended 7/31/04                              (0.36)        $10.39        3.40%
Year ended 7/31/05                              (0.39)        $10.25        2.36%
Year ended 7/31/06                              (0.36)        $10.01        1.19%
Year ended 7/31/07                              (0.33)        $ 9.98        3.06%@
-----------------------------------------------------------------------------------
OHIO MUNICIPAL BOND CLASS B SHARES
Year ended 7/31/03                              (0.27)        $10.19        1.59%
Year ended 7/31/04                              (0.28)        $10.18        2.62%
Year ended 7/31/05                              (0.32)        $10.03        1.66%
Year ended 7/31/06                              (0.29)        $ 9.78        0.37%
Year ended 7/31/07                              (0.26)        $ 9.75        2.26%@
-----------------------------------------------------------------------------------
OHIO MUNICIPAL BOND CLASS C SHARES
Year ended 7/31/03                              (0.26)        $10.35        1.65%
Year ended 7/31/04                              (0.28)        $10.35        2.65%
Year ended 7/31/05                              (0.31)        $10.20        1.60%
Year ended 7/31/06                              (0.28)        $ 9.97        0.44%
Year ended 7/31/07                              (0.26)        $ 9.94        2.19%@
-----------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND INSTITUTIONAL SHARES
Year ended 7/31/03                              (0.34)        $10.31        2.70%
Year ended 7/31/04                              (0.29)        $10.17        1.43%
Year ended 7/31/05                              (0.29)        $10.03        1.49%
Year ended 7/31/06                              (0.28)        $ 9.88        1.35%
Year ended 7/31/07                              (0.30)        $ 9.90        3.17%
-----------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND CLASS A SHARES
Year ended 7/31/03                              (0.33)        $10.30        2.45%
Year ended 7/31/04                              (0.28)        $10.16        1.37%
Year ended 7/31/05                              (0.27)        $10.02        1.33%
Year ended 7/31/06                              (0.27)        $ 9.87        1.20%
Year ended 7/31/07                              (0.29)        $ 9.88        3.05%
-----------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND CLASS B SHARES
Year ended 7/31/03                              (0.24)        $10.30        1.70%
Year ended 7/31/04                              (0.19)        $10.16        0.43%
Year ended 7/31/05                              (0.18)        $10.02        0.46%
Year ended 7/31/06                              (0.18)        $ 9.88        0.42%
Year ended 7/31/07                              (0.20)        $ 9.88        2.06%
-----------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND CLASS C SHARES
Year ended 7/31/03                              (0.24)        $10.29        1.60%
Year ended 7/31/04                              (0.19)        $10.16        0.48%
Year ended 7/31/05                              (0.18)        $10.02        0.43%
Year ended 7/31/06                              (0.18)        $ 9.88        0.43%
Year ended 7/31/07                              (0.20)        $ 9.89        2.16%
-----------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------------------------------------
                                                            RATIOS OF     RATIOS OF
                                              NET           EXPENSES       EXPENSES      RATIOS OF NET
                                            ASSETS,            TO             TO          INVESTMENT
                                             END OF          AVERAGE       AVERAGE          INCOME         PORTFOLIO
                                             PERIOD            NET           NET          TO AVERAGE        TURNOVER
                                            (000's)         ASSETS (a)    ASSETS (b)      NET ASSETS        RATE (e)
----------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 151,478          0.85%          0.77%           3.49%            20%
Year ended 7/31/04                         $ 126,343          0.86%          0.78%           3.39%            15%
Year ended 7/31/05                         $ 104,554          0.87%          0.79%           3.37%            19%
Year ended 7/31/06                         $  85,716          0.90%          0.80%           3.54%            25%
Year ended 7/31/07                         $  81,780          0.93%          0.79%           3.50%            12%
----------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND CLASS A SHARES
Year ended 7/31/03                         $  25,177          1.10%          1.02%           3.23%            20%
Year ended 7/31/04                         $  26,962          1.11%          1.03%           3.14%            15%
Year ended 7/31/05                         $  27,870          1.12%          1.04%           3.13%            19%
Year ended 7/31/06                         $  23,032          1.15%          1.05%           3.29%            25%
Year ended 7/31/07                         $  15,451          1.18%          1.04%           3.25%            12%
----------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND CLASS B SHARES
Year ended 7/31/03                         $   5,101          1.84%          1.76%           2.48%            20%
Year ended 7/31/04                         $   4,714          1.86%          1.78%           2.39%            15%
Year ended 7/31/05                         $   4,279          1.87%          1.79%           2.37%            19%
Year ended 7/31/06                         $   3,426          1.90%          1.80%           2.54%            25%
Year ended 7/31/07                         $   2,682          1.93%          1.79%           2.50%            12%
----------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL BOND CLASS C SHARES
Year ended 7/31/03                         $   6,395          1.85%          1.77%           2.48%            20%
Year ended 7/31/04                         $   4,328          1.86%          1.78%           2.39%            15%
Year ended 7/31/05                         $   3,820          1.87%          1.79%           2.37%            19%
Year ended 7/31/06                         $   1,217          1.90%          1.80%           2.50%            25%
Year ended 7/31/07                         $     734          1.93%          1.79%           2.50%            12%
----------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND INSTITUTIONAL SHARES
Year ended 7/31/03                         $ 118,867          0.77%          0.69%           3.02%            12%
Year ended 7/31/04                         $ 105,361          0.78%          0.69%           2.75%            21%
Year ended 7/31/05                         $  74,099          0.80%          0.68%           2.70%            11%
Year ended 7/31/06                         $  50,670          0.88%          0.68%           2.84%            12%
Year ended 7/31/07                         $  43,905          0.98%          0.68%           3.00%            28%
----------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND CLASS A SHARES
Year ended 7/31/03                         $   8,006          1.02%          0.84%           2.84%            12%
Year ended 7/31/04                         $   7,294          1.03%          0.84%           2.60%            21%
Year ended 7/31/05                         $   4,713          1.05%          0.83%           2.55%            11%
Year ended 7/31/06                         $   4,728          1.13%          0.83%           2.70%            12%
Year ended 7/31/07                         $   4,511          1.22%          0.83%           2.85%            28%
----------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND CLASS B SHARES
Year ended 7/31/03                         $   2,010          1.76%          1.69%           1.95%            12%
Year ended 7/31/04                         $   1,574          1.78%          1.69%           1.76%            21%
Year ended 7/31/05                         $   1,175          1.80%          1.68%           1.71%            11%
Year ended 7/31/06                         $     607          1.88%          1.68%           1.83%            12%
Year ended 7/31/07                         $     568          1.98%          1.68%           2.00%            28%
----------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND CLASS C SHARES
Year ended 7/31/03                         $   3,967          1.77%          1.69%           1.97%            12%
Year ended 7/31/04                         $   1,794          1.78%          1.69%           1.76%            21%
Year ended 7/31/05                         $     449          1.80%          1.68%           1.69%            11%
Year ended 7/31/06                         $     196          1.88%          1.68%           1.83%            12%
Year ended 7/31/07                         $     145          1.98%          1.68%           2.00%            28%
----------------------------------------------------------------------------------------------------------------------


                        SEE NOTES TO FINANCIAL HIGHLIGHTS
                       AND NOTES TO FINANCIAL STATEMENTS.

                                 Spread 200-201

FIFTH THIRD FUNDS
NOTES TO FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

(a)   Before waivers and reimbursements.

(b)   Net of waivers and reimbursements.

(c)   Commencement of operations was August 1, 2005.

(d)   Reflects date of commencement of operations.

(e) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.

^     Amount is less than $0.005 per share.

+     Formerly the Large Cap Core Fund.

*     Not annualized.

**    Annualized.

#     Represents income or gains/(losses) from affiliates.

~     Average shares method used in calculation.

++ Includes dividend expense for securities sold short. Dividend expense was less than 0.005% for the year ended July 31, 2007.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as INCREASE FROM PAYMENT BY THE ADVISOR in the Statements of Operations. See additional information below regarding per share impacts and total return for the year ended July 31, 2007 had this payment not occurred.


                                                                                                                   AMOUNT PER
                                                                                                                SHARE FOR PAYMENT
                                        TOTAL RETURN EXCLUDING PAYMENT BY THE ADVISOR (EXCLUDES SALES CHARGE)   BY THE ADVISOR &
                                        ---------------------------------------------------------------------   -----------------

                                        INSTITUTIONAL     CLASS A      CLASS B      CLASS C       ADVISOR          ALL CLASSES
                                        -------------     -------      -------      -------       -------          -----------
      Mid Cap Growth                       17.24%          16.93%       16.06%       16.07%        16.65%             $0.01
      Quality Growth                       20.38%          20.05%       19.15%       19.15%        19.72%             $0.02
      Balanced                             11.92%          11.69%       10.90%       10.84%        11.35%             $0.04
      Disciplined Large Cap Value          14.44%          14.13%       13.38%       13.34%        13.90%             $  -- ^
      Dividend Growth                      14.90%          14.64%       13.78%       13.79%        14.37%             $0.07
      Technology                           15.31%          15.04%       14.01%       14.06%        14.61%             $0.01
      International Equity                 24.57%          24.27%       23.36%       23.31%        23.94%             $  -- ^
      Bond                                  4.72%           4.45%        3.75%        3.65%         4.29%             $0.01
      Intermediate Bond                     5.23%           4.95%        4.77%        4.16%         4.64%             $  -- ^
      U.S. Government Bond                  4.97%           4.61%          NA         3.94%           NA              $0.01
      Municipal Bond                        3.81%           3.53%        2.76%        2.82%         3.29%             $0.02
      Ohio Municipal                        3.22%           2.86%        2.15%        2.09%           NA              $0.01


      ^     Amount is less than $.005.

      & Per share impact of the Payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net Investment Income/(Loss) in these Financial Highlights includes the Payment by the Advisor.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                               FIFTH THIRD FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JULY 31, 2007
--------------------------------------------------------------------------------

(1) ORGANIZATION

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of thirty-six separate investment portfolios, one of which has not commenced investment operations.

The accompanying financial statements and notes relate only to the following investment portfolios of the Trust (individually a "Fund" and collectively the "Funds"). Each Fund is diversified except for Fifth Third Dividend Growth Fund and Fifth Third Ohio Municipal Bond Fund, which are non-diversified. Dollar amounts are in thousands unless otherwise indicated.

PORTFOLIO NAME

Fifth Third Small Cap Growth Fund ("Small Cap Growth")
Fifth Third Mid Cap Growth Fund ("Mid Cap Growth")
Fifth Third Quality Growth Fund ("Quality Growth")
Fifth Third Structured Large Cap Plus Fund, formerly known as Fifth Third Large
  Cap Core Fund, ("Structured Large Cap Plus")
Fifth Third Equity Index Fund ("Equity Index")
Fifth Third Balanced Fund ("Balanced")
Fifth Third Micro Cap Value Fund ("Micro Cap Value")
Fifth Third Small Cap Value Fund ("Small Cap Value")
Fifth Third Multi Cap Value Fund ("Multi Cap Value")
Fifth Third Disciplined Large Cap Value Fund ("Disciplined Large Cap Value") Fifth Third LifeModel Aggressive Fund(SM)("LifeModel Aggressive SM")
Fifth Third LifeModel Moderately Aggressive Fund(SM)("LifeModel Moderately
  Aggressive SM")
Fifth Third LifeModel Moderate Fund(SM)("LifeModel Moderate SM")
Fifth Third LifeModel Moderately Conservative Fund(SM)("LifeModel Moderately Conservative SM")
Fifth Third LifeModel Conservative Fund(SM)("LifeModel Conservative SM"), (the
  foregoing five funds collectively the "LifeModel Funds SM")
Fifth Third Strategic Income Fund ("Strategic Income")
Fifth Third Dividend Growth Fund ("Dividend Growth")
Fifth Third Technology Fund ("Technology")
Fifth Third International Equity Fund ("International Equity")
Fifth Third High Yield Bond Fund ("High Yield Bond")
Fifth Third Bond Fund ("Bond")
Fifth Third Intermediate Bond Fund ("Intermediate Bond")
Fifth Third Short Term Bond Fund ("Short Term Bond")
Fifth Third U.S. Government Bond Fund ("U.S. Government Bond")
Fifth Third Municipal Bond Fund ("Municipal Bond")
Fifth Third Intermediate Municipal Bond Fund ("Intermediate Municipal Bond") Fifth Third Ohio Municipal Bond Fund ("Ohio Municipal Bond")
Fifth Third Michigan Municipal Bond Fund ("Michigan Municipal Bond")

Short Term Bond and U.S. Government Bond Fund each have three classes of shares:
Institutional, Class A, and Class C Shares; the Advisor Shares of these Funds were liquidated on May 11, 2007; therefore, no Financial Highlights information is presented for these liquidated classes. Equity Index has eight classes of shares: Institutional, Class A, Class B, Class C, Advisor, Select, Preferred and Trust Shares. The remainder of the Funds each have five classes of shares:
Institutional, Class A, Class B, Class C and Advisor Shares, except that the Advisor Shares of Ohio Municipal Bond, Intermediate Municipal Bond and Michigan Municipal Bond were

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------

liquidated May 11, 2007; therefore, no Financial Highlights information is presented for these liquidated classes. All Funds' Class B shares are closed for purchases at July 31, 2007. Class A and Advisor Shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions each of Class A Shares made within eighteen months of purchase, Class B Shares made within six years of purchase and Class C Shares made within one year of purchase are subject to contingent deferred sales charges in accordance with the Funds' prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust Shares, distribution services fees paid by Class A, Class B, Class C and Advisor Shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as, the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

SECURITIES VALUATIONS--Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts ("ADR"), are valued at the closing price on the exchange or system where the security is principally traded. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the NASDAQ Official Closing Price ("NOCP"), if applicable. Securities in International Equity listed or traded on non-domestic exchanges are valued at the closing price on the exchanges on which they trade. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued at fair value on the basis of the closing bid as supplied by an independent pricing service approved by the Board of Trustees ("Trustees") or valuations provided by dealers. Short-term investments maturing in 60 days or less are valued at either amortized cost, which approximates market value or at original cost, which combined with accrued interest approximates market value. Investments in open-end investment companies are valued at net asset value as reported by such investment companies. Investments for which such quotations are not readily available, or quotations which appear suspect, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Trustees. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net asset values are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, International Equity may use a systematic valuation model provided by an independent third party to value its foreign securities. When International Equity uses this fair value pricing method, the value assigned to International Equity's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2007
--------------------------------------------------------------------------------

The market value of fair valued securities as a percentage of total net assets at year end was 94.6%, 1.2%, 5.3% and 0.4% for International Equity, Bond, Intermediate Bond and Short Term Bond, respectively.

REPURCHASE AGREEMENTS--The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, have legally segregated in the Federal Reserve Book Entry System, or have segregated within the custodian bank's vault, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains and losses on mortgage-and asset-backed securities are recorded as adjustments to interest income. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

FOREIGN CURRENCY TRANSLATION--International Equity does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, including investments in securities, resulting from changes in the currency exchange rates.

FORWARD CURRENCY CONTRACTS--International Equity may enter into forward currency contracts ("forward"), which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. International Equity segregates cash and/or securities in a sufficient amount as collateral to the extent the Fund has open forward contracts at period end. See Notes to Schedule of Portfolio Investments.

FOREIGN CURRENCY COMMITMENTS--International Equity may enter into foreign currency commitments for the settlement of security transactions in foreign currencies. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily spot exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------

FUTURES CONTRACTS--The Funds, with the exception of Dividend Growth, Intermediate Municipal Bond and Ohio Municipal Bond, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash and/or securities are segregated or delivered to dealers in order to maintain a position ("initial margin"). Subsequent payments made or received by the Funds based on the daily change in the market value of the position ("variation margin") are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Funds' activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks. To the extent these Funds have open futures contracts at period end, a sufficient amount of cash and/or securities, which is restricted as to its use by these Funds, is segregated as collateral. See Notes to Schedules of Portfolio Investments.

OPTIONS WRITTEN CONTRACTS -- When a Fund writes or sells put or call option contracts, it records the proceeds on sales (premium) received and the corresponding liability. The risk in writing a call option is that a Fund may incur a loss when the associated security market price or index value increases. The risk in writing a put option is that a Fund may incur a loss when the associated security market price or index value decreases. A Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist for the associated security. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of an option transaction. When an option is exercised, the proceeds on sales (premium) for a written call option and the purchase cost for a written put option is adjusted by the amount of premium received or paid. See Notes to Schedules of Portfolio Investments.

SHORT SALES -- Structured Large Cap enters into short sales whereby it sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If the Fund shorts a security when also holding a long position in the security (a "short against the box"), as the security's price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security's price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund. The Fund segregates cash and/or securities in a sufficient amount as collateral to the extent of open short positions at period end. See Notes to Schedules of Portfolio Investments.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS (TBA)--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date. To the extent the Funds hold these types of securities at period end, a sufficient amount of cash and/or securities is segregated as collateral. See Notes to Schedules of Portfolio Investments.

LENDING PORTFOLIO SECURITIES -- To generate additional income, the Funds may lend up to one-third of their total assets pursuant to agreements requiring that the loan be continuously collateralized by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the prior day's market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The applicable funds

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2007
--------------------------------------------------------------------------------

ceased lending and terminated their agreements with the previous lending agent in April, 2007 and established a lending program with State Street Bank and Trust Company ("State Street") in June, 2007; however, no lending activity had commenced under this arrangement by fiscal year end.

Pursuant to an exemptive order from the Securities and Exchange Commission, the cash collateral received by the Funds was pooled, which in turn the cash may then be invested in a pool of short-term U.S. Government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

OTHER--Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as administrative services and distribution fees.

DISTRIBUTIONS TO SHAREHOLDERS--Dividends, if any, from net investment income are declared/paid generally as follows:


DECLARED DAILY/PAID MONTHLY   DECLARED/PAID MONTHLY         DECLARED/PAID QUARTERLY       DECLARED/PAID ANNUALLY
---------------------------   ---------------------------   ---------------------------   ----------------------
Strategic Income              High Yield Bond               Mid Cap Growth                Small Cap Growth
                              Bond                          Quality Growth                Small Cap Value
                              Intermediate Bond             Structured Large Cap Plus     International Equity
                              Short Term Bond               Equity Index
                              U.S. Government Bond          Balanced
                              Municipal Bond                Micro Cap Value
                              Intermediate Municipal Bond   Multi Cap Value
                              Ohio Municipal Bond           Disciplined Large Cap Value
                              Michigan Municipal Bond       The LifeModel Funds (SM)
                                                            Dividend Growth
                                                            Technology


Distributable net realized gains, if any, are declared and distributed at least annually. Dividends declared and payable to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications. Accordingly, at July 31, 2007, reclassifications were recorded as follows:

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------


                                                           INCREASE          INCREASE
                                          INCREASE        (DECREASE)        (DECREASE)
                                         (DECREASE)      ACCUMULATED       ACCUMULATED
                                          PAID-IN       NET INVESTMENT     NET REALIZED
                                          CAPITAL       INCOME/(LOSS)      GAIN/(LOSS)
                                         ----------     --------------     ------------
Small Cap Growth                            $    --           $    961         $   (961)
Mid Cap Growth                                   58              1,782           (1,840)
Quality Growth                                  686               (748)              62
Structured Large Cap Plus                        --                (17)              17
Equity Index                                     (1)                (2)               3
Balanced                                          2                 22              (24)
Micro Cap Value                                 (17)               602             (585)
Small Cap Value                                  (4)                -- ^              4
Multi Cap Value                                  (1)                -- ^              1
Disciplined Large Cap Value                      (1)                 1               -- ^
LifeModel Aggressive(SM)                         --              1,085           (1,085)
LifeModel Moderately Aggressive(SM)              -- ^            1,623           (1,623)
LifeModel Moderate(SM)                           --              1,895           (1,895)
LifeModel Moderately Conservative(SM)            (5)               320             (315)
LifeModel Conservative(SM)                       -- ^               92              (92)
Strategic Income                                 (4)                89              (85)
Dividend Growth                                  66                (66)              -- ^
Technology                                     (648)               639                9
International Equity                             (3)             4,523           (4,520)
High Yield Bond                                  -- ^               -- ^             -- ^
Bond                                            (16)               269             (253)
Intermediate Bond                              (173)               269              (96)
Short Term Bond                                (453)               571             (118)
U.S. Government Bond                              1               (179)             178
Municipal Bond                                    1                 (6)               5
Intermediate Municipal Bond                      --                (22)              22
Ohio Municipal Bond                             (21)                64              (43)
Michigan Municipal Bond                          (6)                 5                1


FEDERAL TAXES--It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made. During the year, however, Ohio Municipal Bond determined it owed (and paid) federal income tax and associated penalties and interest totaling $24,160 (amount in whole dollars) related to a correction in computation of its income for tax year ended July 31, 2004 (for which the Fund amended its federal income tax return for the year then ended). The Fund was reimbursed this same amount by a third party.

NEW ACCOUNTING PRONOUNCEMENTS--In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed its analysis on whether the adoption of FIN 48 will impact the financial statements.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2007
--------------------------------------------------------------------------------

measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While Management is currently assessing FAS 157, as of July 31, 2007, Management does not believe the adoption of FAS 157 will impact the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets.

(3) RELATED PARTY TRANSACTIONS

Dollar amounts in this note are in whole dollars except as noted.

INVESTMENT ADVISORY FEE--Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services, FTAM receives an investment advisory fee computed daily and paid monthly based on each Fund's average daily net assets. Morgan Stanley Investment Management Inc. is International Equity's Sub-Advisor. Fort Washington Investment Advisors, Inc. is High Yield Bond's Sub-Advisor. The Advisor compensates the Sub-Advisors monthly at rates as indicated in the prospectus applied to the respective Funds' average daily net assets. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See below, including the table of advisory fee, waiver and expense limitations.

ADMINISTRATION FEE-- FTAM is the Trust's administrator who generally assists in all aspects of the Trust's administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

         ADMINISTRATION FEE           TRUST AVERAGE DAILY NET ASSETS
         ------------------           ------------------------------
         0.20%                        Up to $1 billion
         0.18%                        In excess of $1 billion up to $2 billion
         0.17%                        In excess of $2 billion up to $15 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its net asset based administration fee. In addition, a $10,000 annual per class per Fund fee applies beyond the first four classes per Fund, and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fee, waiver and expense limitations below.

Pursuant to a separate agreement with FTAM, BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., performed sub-administrative services on behalf of the Funds of the Trust including providing certain administrative personnel and services necessary to operate the Trust, for which it earned $1,407,911 in fees for the ten months ended May 31, 2007, computed as a percentage up to 0.0145% of the average daily net assets of the Trust, subject to certain minimums and reimbursement of certain expenses. State Street became the sub-administrator June 1, 2007 and is neither an affiliate of the Funds nor that of the Funds' affiliates. Sub-administration fees are an expense of FTAM.

Under a Compliance Services Agreement between the Funds, Fifth Third Bank, and BISYS (the "CCO Agreement"), a BISYS employee was made available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS also provided infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS $200,000 per year subject to adjustment annually by the percentage increase in consumer prices for services as measured by the United States Consumer Price Index. BISYS paid the salary and other compensation earned by any such individuals as employees of BISYS. On November 21, 2006, the Trustees voted to terminate the CCO and the CCO Agreement, with the CCO's termination to become effective no later than February 21, 2007. The CCO

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------

Agreement was terminated May 31, 2007. The Trustees also designated a new CCO, with such designation to become effective no later than February 21, 2007. The new CCO was appointed effective February 20, 2007.

ADVISORY FEE, WAIVERS, EXPENSE LIMITATIONS-- In its capacity as Advisor and Administrator, FTAM entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the expense limit for the Fund, such excess amount will be the liability of the Advisor and Administrator. If the operating expenses are less than the expense limit for the Fund, the Advisor and Administrator shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently for the 12 month period commencing November 29, 2006 for the applicable Funds, except Dividend Growth, which is the 40 month period from August 1, 2005 through November 28, 2008). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the expense limitation. The Funds' various annual fee rates, waivers and expense limitations are as follows:


                                                  ADVISORY    EXPENSE     ADMINISTRATION
                                       ADVISORY     FEE      LIMITATION        FEE
FUND                                     FEE       WAIVER        ***          WAIVER
----                                   --------   --------   ----------   --------------
Small Cap Growth                        0.70%           NA        V++            NA
Mid Cap Growth                          0.80%           NA        V++            NA
Quality Growth#                         0.80%           NA        C           0.01%
Structured Large Cap Plus               0.70%           NA        C              NA
Equity Index                            0.30%        0.20%        C           0.07%
Balanced                                0.80%        0.20%        V              NA
Micro Cap Value                         1.00%           NA        V++            NA
Small Cap Value                         0.90%           NA        V++            NA
Multi Cap Value#                        1.00%           NA        C           0.10%
Disciplined Large Cap Value#            0.80%           NA        C           0.06%
LifeModel Aggressive(SM)                0.15%        0.12%        C              NA
LifeModel Moderately Aggressive(SM)     0.15%        0.12%        C              NA
LifeModel Moderate(SM)                  0.15%        0.12%        C              NA
LifeModel Moderately Conservative(SM)   0.15%        0.12%        C              NA
LifeModel Conservative(SM)              0.15%        0.12%        C              NA
Strategic Income#                       1.00%        0.30%        C           0.05%
Dividend Growth                         0.80%        0.20%        C              NA
Technology                              1.00%           NA       NA              NA
International Equity                    1.00%@          NA        C              NA
High Yield Bond                         0.70%           NA        C              NA
Bond                                    0.60%        0.10%        V           0.04%
Intermediate Bond                       0.55%        0.05%        V           0.01%
Short Term Bond                         0.50%        0.10%        V              NA
U.S. Government Bond                    0.55%        0.15%        V           0.04%
Municipal Bond                          0.55%        0.15%        V              NA
Intermediate Municipal Bond             0.55%        0.15%        C           0.04%
Ohio Municipal Bond                     0.55%           NA        V           0.08%
Michigan Municipal Bond                 0.45%           NA        C              NA

                                                 CLASS EXPENSE LIMITATIONS**#
                                       ------------------------------------------------
                                                                                          REIMBURSEMENT
FUND                                   INSTITUTIONAL     A       B        C     ADVISOR   RECOVERABLE^
----                                   -------------   -----   -----    -----   -------   --------------
Small Cap Growth                           1.01%       1.26%   2.01%    2.01%    1.51%           NA
Mid Cap Growth                             1.09%       1.34%   2.09%    2.09%    1.59%           NA
Quality Growth#                            1.07%       1.32%   2.07%    2.07%    1.57%         $136
Structured Large Cap Plus                  0.92%       1.17%   1.92%    1.92%    1.42%         $160
Equity Index                               0.19%       0.44%   1.19%    1.19%    0.69%       $1,205
Balanced                                   0.96%       1.21%   1.96%    1.96%    1.46%           NA
Micro Cap Value                            1.35%       1.60%   2.35%    2.35%    1.85%           NA
Small Cap Value                            1.20%       1.45%   2.20%    2.20%    1.70%           NA
Multi Cap Value#                           1.19%       1.44%   2.19%    2.19%    1.69%         $309
Disciplined Large Cap Value#               1.01%       1.26%   2.01%    2.01%    1.51%         $274
LifeModel Aggressive(SM)                   0.08%       0.33%   1.08%    1.08%    0.58%         $543
LifeModel Moderately Aggressive(SM)        0.08%       0.33%   1.08%    1.08%    0.58%         $915
LifeModel Moderate(SM)                     0.08%       0.33%   1.08%    1.08%    0.58%       $1,265
LifeModel Moderately Conservative(SM)      0.08%       0.33%   1.08%    1.08%    0.58%         $318
LifeModel Conservative(SM)                 0.08%       0.33%   1.08%    1.08%    0.58%         $204
Strategic Income#                          0.96%       1.21%   1.96%    1.96%    1.46%         $426
Dividend Growth                            0.73%       0.98%   1.73%    1.73%    1.23%         $642
Technology                                    NA          NA      NA       NA       NA           NA
International Equity                       1.35%       1.60%   2.35%    2.35%    1.85%           $8
High Yield Bond                            0.74%       0.99%   1.74%    1.74%    1.24%         $188
Bond                                       0.72%       0.97%   1.72%    1.72%    1.22%           NA
Intermediate Bond                          0.70%       0.95%   0.95%*   1.70%    1.20%           NA
Short Term Bond                            0.64%       0.89%      NA    1.64%       NA           NA
U.S. Government Bond                       0.69%       0.94%      NA    1.69%       NA           NA
Municipal Bond                             0.61%       0.86%   1.61%    1.61%    1.11%           NA
Intermediate Municipal Bond                0.67%       0.92%   0.92%*   1.67%       NA         $229
Ohio Municipal Bond                        0.79%       1.04%   1.79%    1.79%       NA           NA
Michigan Municipal Bond                    0.68%       0.83%*  1.68%    1.68%       NA          $98


* In addition to any other expense limitations applicable to certain Funds, the Distributor has voluntarily agreed to limit the expenses of certain classes by means of waiving a portion of the 12b-1 fee as follows:

             Intermediate Bond Fund Class B - 0.75%
             Intermediate Municipal Bond Fund Class B - 0.75%
             Michigan Municipal Bond Fund Class A - 0.10%

** The limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The limitations are 0.27%, 0.34% and 0.44% for Equity Index Select, Preferred and Trust Shares, respectively.

***   C - Contractual, V - Voluntary as of November 29, 2006.

^ The cumulative reimbursement in thousands that may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 29, 2006 through July 31, 2007. For Dividend Growth, this amount represents the period from August 1, 2005 through July 31, 2007.

# The Fund's expense limitations for each class decreased by the following annual amounts as of November 29, 2006:

            FUND                          DECREASE IN LIMITATION
            ----                          ----------------------
            Quality Growth                        0.01%
            Multi Cap Value                       0.10%
            Disciplined Large Cap Value           0.06%
            Strategic Income                      0.05%
            Intermediate Municipal Bond           0.04%

@     The Advisory Fee is 0.85% for assets in excess of $750 million.

++    Non-prospectus voluntary expense limitation.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2007
--------------------------------------------------------------------------------

ACCOUNTING AND CUSTODY FEES-- FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per fund annual minimum, plus out-of-pocket expenses.

            ACCOUNTING FEE       FUND AVERAGE DAILY NET ASSETS
            --------------       -----------------------------
            0.020%               Up to $500 million
            0.015%               $500 million and up to $1 billion
            0.010%               Over $1 billion

In addition, a $10,000 annual flat per class fee per fund applies beyond the initial class of shares.

Pursuant to a separate agreement with FTAM, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), a wholly owned subsidiary of The BISYS Group, Inc., performed sub-accounting services on behalf of the Funds of the Trust, for which it earned $2,464,294 in fees for the ten months ended May 31, 2007, computed as a percentage, up to 0.015%, of the average daily net assets of each Fund. This amount also reflects a $10,000 annual flat per class fee per fund beyond the initial class of shares, and reimbursement of certain fees and other miscellaneous expenses. State Street became the sub-accountant as of June 1, 2007. Sub-accounting fees are an expense of FTAM.

Fifth Third Bank, the Funds' custodian until May 31, 2007, received custody fees computed at the annual rates shown below based on average daily net assets of each Funds, plus transaction charges.

            CUSTODY FEE          FUND AVERAGE DAILY NET ASSETS
            -----------          -----------------------------
            0.0100%              Up to $25 million
            0.0075%              $25 million up to $100 million
            0.0050%              $100 million up to $200 million
            0.0025%              Over $200 million

Custody fees and expenses are paid by the Funds. The Funds of the Trust incurred custody fees and expenses from Fifth Third Bank for the ten months ended May 31, 2007 in the aggregate amount of $1,060,981. State Street became the Funds' custodian as of June 1, 2007.

Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

DISTRIBUTION AND/OR SERVICE FEES, WAIVERS--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Fifth Third Funds Distributor, Inc. (the "Former Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., served as the Trust's Distributor/principal underwriter until May 11, 2007; ALPS Funds Distributor, Inc., doing business as FTAM Funds Distributor, Inc. ("ALPS"), became the Trust's Distributor/principal underwriter as of May 14, 2007. Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B, Class C and Advisor Shares to finance activities intended to result in the sales of each Funds' shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to that shown below based on average daily net assets of the respective classes in the Plan. Further, as of November 29, 2006, the Former Distributor until its termination, and the present Distributor have voluntarily agreed to limit the expenses of certain classes of certain funds by way of waiving a portion of the Distribution and/or Service Fee; annual 12b-1 fees and voluntary waivers are shown below.


    CLASS     DISTRIBUTION/SERVICE FEE   DISTRIBUTION/SERVICE FEE WAIVER
    -----     ------------------------   -------------------------------
    Class A   0.25%                      0.10% (Michigan Municipal Bond)
    Class B   1.00%                      0.75% (Intermediate Bond, Intermediate Municipal Bond)
    Class C   0.75%                      NA
    Advisor   0.50%                      NA


The Distributor/principal underwriter earns/receives commissions on certain sales of Class A and Advisor Share sales (most of which is reallowed to the selling broker-dealer) as well as contingent deferred sales commissions on certain redemptions of Class A, B, and C Shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). As of May 1, 2007, FTAM is the Class C advance commission finance agent. No CDSCs on Class C shares from May 1, 2007 through July 31, 2007 are

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------

applicable to FTAM. The commissions earned and reallowed during the year for all Funds of the Trust are as follows:


                                        FORMER DISTRIBUTOR     DISTRIBUTOR (ALPS)              TOTAL
ACTIVITY                                FROM 8/1/06-5/11/07   FROM 5/14/07-7/31/07   FISCAL YEAR ENDED 7/31/07
--------                                -------------------   --------------------   -------------------------
Commissions earned/received                 $1,122,343              $419,956                $1,542,299
Commissions reallowed to affiliated
  broker-dealers                               951,009               286,582                 1,237,591
Commissions reallowed to unaffiliated
  broker-dealers                                38,203               106,375                   144,578


ADMINISTRATIVE SERVICES FEE--The Trust had an Administrative Services Agreement with the Former Distributor until May 11, 2007 and entered into a similar agreement with ALPS as of May 14, 2007 with respect to Class C, Select, Preferred and Trust Shares. Under the Agreements, certain administrative services and maintenance of shareholder accounts were provided these shareholders during the year. The Former Distributor received and the Distributor receives, as do other financial institutions, which may include affiliates of the Advisor, fees computed at rates up to those shown below, based on average daily net assets of the respective classes.

            CLASS                ADMINISTRATIVE SERVICES FEE
            -----                ---------------------------
            Class C                         0.25%
            Select                          0.08%
            Preferred                       0.15%
            Trust                           0.25%

TRANSFER AND DIVIDEND DISBURSING AGENT--BISYS Ohio served as transfer and dividend disbursing agent until May 14, 2007, after which Boston Financial Data Services ("BFDS") assumed these functions for the Funds effective May 14, 2007. BFDS is neither an affiliate of the Funds nor that of the Funds' affiliates. Transfer agent fees for BISYS Ohio were computed at the following annual rates based on the average daily net assets of each Fund, plus annual flat fees for each additional share class:


EQUITY INDEX, LIFEMODEL FUNDS(SM)  ALL REMAINING FUNDS   FUND AVERAGE DAILY NET ASSETS
--------------------------------   -------------------   -----------------------------
0.0185%                            0.0195%               First $700 million
0.0170%                            0.0170%               From $700 million to $1 billion
0.0155%                            0.0155%               From $1billion to $2 billion
0.0125%                            0.0130%               Over $2 billion


Pursuant to a Services Agreement, BISYS Ohio retained FTAM to perform certain services for the Trust and each Fund thereunder related to the Transfer Agency Agreement between the Trust and BISYS Ohio. FTAM received a fee at the annual rate of 0.005% from BISYS Ohio computed as a percentage of the average daily net assets of each Fund. FTAM earned $516,192 in fees for the fiscal year to date period through May, 2007, when this agreement was terminated.

Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services similar to that under the former agreement on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund's relative average daily net assets at the aggregate annual rate of $370,000. FTAM earned $77,083 from May 14, 2007 through July 31, 2007 under this agreement.

OTHER--Certain officers of the Trust are also officers of FTAM and or its affiliates; certain officers of the Trust who served until their resignation in May 2007 were affiliated with the above companies with the exception of State Street, BFDS and ALPS. Certain non-principal officers of the Trust effective June 28, 2007 are also employees of State Street. None of these officers are paid any fees by the Trust.

PAYMENTS BY AFFILIATES--BISYS Fund Services, Inc. ("BISYS"), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of BISYS's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of BISYS or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with BISYS, FTAM made a one time contribution of money to certain Funds of the Trust

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2007
--------------------------------------------------------------------------------

during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investments (excluding short-term securities) for the year ended July 31, 2007, were as follows:


                                         NON U.S. GOVERNMENT SECURITIES    U.S. GOVERNMENT SECURITIES
                                         ------------------------------    --------------------------
FUND                                        PURCHASES          SALES        PURCHASES          SALES
----                                        ---------          -----        ---------          -----
Small Cap Growth                             $131,082       $167,145          $    --        $    --
Mid Cap Growth                                200,393        267,910               --             --
Quality Growth                                684,073        923,804               --             --
Structured Large Cap Plus                     302,149        317,502               --             --
Equity Index                                   17,616         53,527               --             --
Balanced                                       37,011         67,459            5,337          5,726
Micro Cap Value                                69,887        114,615               --             --
Small Cap Value                                57,214         75,898               --             --
Multi Cap Value                                80,378        137,569               --             --
Disciplined Large Cap Value                   308,557        311,326               --             --
LifeModel Aggressive(SM)                       34,907         26,246               --             --
LifeModel Moderately Aggressive(SM)            68,027         80,494               --             --
LifeModel Moderate(SM)                         96,126        131,569               --             --
LifeModel Moderately Conservative(SM)          30,684         33,848               --             --
LifeModel Conservative(SM)                     12,920         16,503               --             --
Strategic Income                               23,119         28,414            3,026            899
Dividend Growth                                17,192         17,977               --             --
Technology                                    197,408        222,851               --             --
International Equity                           93,712        152,008               --             --
High Yield Bond                                33,823         26,584               --             --
Bond                                           55,848         95,266          118,108         75,556
Intermediate Bond                             594,909        662,947          297,736        182,756
Short Term Bond                               106,256         81,130           87,108        111,874
U.S. Government Bond                            1,563          3,245            7,379         28,180
Municipal Bond                                 10,871         12,722               --             --
Intermediate Municipal Bond                    57,511         79,451               --             --
Ohio Municipal Bond                            13,401         21,228               --             --
Michigan Municipal Bond                        14,032         22,953               --             --


(5) LINE OF CREDIT

The Trust participated in a credit agreement with Citibank N.A. until the Agreement expired in November, 2006. Under the terms of the agreement, the Trust was able to borrow up to $75 million. The purpose of the agreement was to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank N.A. received an annual facility fee of 0.09% on the aggregate principal amount committed under the agreement for providing the Line of Credit. Each Fund paid a pro-rata portion of this facility fee, plus any interest on amounts borrowed, if any. There were no borrowings against the line of credit during the period until the Agreement expired.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------

(6) FEDERAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended July 31, 2007 and 2006 was as follows:


                                                     YEAR ENDED JULY 31, 2007
                                       -----------------------------------------------------
                                                      DISTRIBUTIONS PAID FROM
                                       -----------------------------------------------------
                                                    NET
                                                   LONG
                                                   TERM      TAX     RETURN        TOTAL
                                       ORDINARY   CAPITAL   EXEMPT     OF      DISTRIBUTIONS
FUND                                    INCOME     GAINS    INCOME   CAPITAL       PAID
----                                   --------   -------   ------   -------   -------------
Small Cap Growth                        $ 3,010   $30,186   $   --   $    --     $ 33,196
Mid Cap Growth                               --    74,694       --        --       74,694
Quality Growth                            3,228    10,916       --        --       14,144
Structured Large Cap Plus                 1,608       758       --        --        2,366
Equity Index                              7,235        --       --        --        7,235
Balanced                                  1,748        --       --        --        1,748
Micro Cap Value                           2,786    22,169       --        --       24,955
Small Cap Value                           8,327     8,286       --        --       16,613
Multi Cap Value                           8,223    50,068       --        --       58,291
Disciplined Large Cap Value              16,306    81,738       --        --       98,044
LifeModel Aggressive(SM)                  1,226     5,019       --        --        6,245
LifeModel Moderately Aggressive(SM)       5,443     8,048       --        --       13,491
LifeModel Moderate(SM)                   14,207    10,616       --        --       24,823
LifeModel Moderately Conservative(SM)     3,085     2,514       --        --        5,599
LifeModel Conservative(SM)                1,983       972       --        --        2,955
Strategic Income                          7,384     1,526       --        --        8,910
Dividend Growth                             496        --       --        --          496
International Equity                      3,962     9,030       --        --       12,992
High Yield Bond                           4,851        --       --        --        4,851
Bond                                     12,928        --       --        --       12,928
Intermediate Bond                        22,513        --       --       164       22,677
Short Term Bond                          10,846        --       --       234       11,080
U.S. Government Bond                      1,825        --       --        --        1,825
Municipal Bond                                9       437    1,637        --        2,083
Intermediate Municipal Bond                  42       492    5,693        --        6,227
Ohio Municipal Bond                          54       110    3,641        --        3,805
Michigan Municipal Bond                      10        --    1,547        --        1,557

                                               YEAR ENDED JULY 31, 2006 #
                                       -------------------------------------------
                                                 DISTRIBUTIONS PAID FROM
                                       -------------------------------------------
                                                   NET
                                                   LONG
                                                   TERM      TAX         TOTAL
                                       ORDINARY   CAPITAL   EXEMPT   DISTRIBUTIONS
FUND                                    INCOME     GAINS    INCOME       PAID
----                                   --------   -------   ------   -------------
Small Cap Growth                       $     --   $22,453   $   --     $ 22,453
Mid Cap Growth                               --     4,993       --        4,993
Quality Growth                               --        --       --           --
Structured Large Cap Plus                 1,931     2,280       --        4,211
Equity Index                              7,005        --       --        7,005
Balanced                                  1,844        --       --        1,844
Micro Cap Value                              91    42,152       --       42,243
Small Cap Value                           8,884     5,923       --       14,807
Multi Cap Value                           2,972    27,741       --       30,713
Disciplined Large Cap Value              17,021    48,765       --       65,786
LifeModel Aggressive(SM)                  1,846     3,132       --        4,978
LifeModel Moderately Aggressive(SM)       6,436     5,004       --       11,440
LifeModel Moderate(SM)                   12,720     8,544       --       21,264
LifeModel Moderately Conservative(SM)     2,949     2,257       --        5,206
LifeModel Conservative(SM)                2,027       448       --        2,475
Strategic Income                          6,797       472       --        7,269
Dividend Growth                             237        --       --          237
International Equity                      7,124    10,140       --       17,264
High Yield Bond                           2,432        --       --        2,432
Bond                                     13,862       697       --       14,559
Intermediate Bond                        23,971        --       --       23,971
Short Term Bond                          11,893        --       --       11,893
U.S. Government Bond                      1,998       153       --        2,151
Municipal Bond                              160     2,043    1,786        3,989
Intermediate Municipal Bond                 748     1,654    6,615        9,017
Ohio Municipal Bond                          43       275    4,334        4,652
Michigan Municipal Bond                      --        --    1,881        1,881


#     Represents distributions on a cash basis.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2007
--------------------------------------------------------------------------------

As of July 31, 2007, the components of accumulated earnings/(deficit) on a tax basis was as follows:


                              UNDISTRIBUTED                   UNDISTRIBUTED   ACCUMULATED                        TOTAL
                                   TAX        UNDISTRIBUTED     LONG-TERM     CAPITAL AND     UNREALIZED      ACCUMULATED
                                 EXEMPT         ORDINARY         CAPITAL         OTHER       APPRECIATION/     EARNINGS/
FUND                             INCOME          INCOME       GAINS/(LOSS)      LOSSES      (DEPRECIATION)*    (DEFICIT)
----                          -------------   -------------  --------------  ------------   ---------------   -----------
Small Cap Growth                 $   --        $   5,918       $  22,211       $      (8)     $  26,573        $  54,694
Mid Cap Growth                       --            3,571          30,793              --         77,307          111,671
Quality Growth                       --           13,345          59,738              --         87,455          160,538
Structured Large Cap Plus            --              608             916          (6,509)        16,377           11,392
Equity Index                         --              581              --         (16,606)       247,862          231,837
Balanced                             --              463              --         (40,331)         3,359          (36,509)
Micro Cap Value                      --              359          17,900              --          9,777           28,036
Small Cap Value                      --            1,834           9,714              --          6,890           18,438
Multi Cap Value                      --            4,445          35,183              --         85,377          125,005
Disciplined Large Cap Value          --           10,829          22,169              --        116,734          149,732
LifeModel Aggressive(SM)             --            1,303          13,550              --         38,067           52,920
LifeModel Moderately
   Aggressive(SM)                    --            3,907          20,542              --         57,980           82,429
LifeModel Moderate(SM)               --            5,982          24,354              --         49,945           80,281
LifeModel Moderately
   Conservative(SM)                  --              998           4,759              --          9,550           15,307
LifeModel Conservative(SM)           --              448           1,227              --          1,326            3,001
Strategic Income                     --              262           1,852              --            573            2,687
Dividend Growth                      --               24              --         (13,693)         2,884          (10,785)
Technology                           --               --              --         (38,306)         1,270          (37,036)
International Equity                 --            9,472          30,743         (16,217)       119,623          143,621
High Yield Bond                      --               51              --            (451)        (2,943)          (3,343)
Bond                                 --               80              --          (3,377)        (4,758)          (8,055)
Intermediate Bond                    --               --              --         (40,912)        (3,294)         (44,206)
Short Term Bond                      --               --              --         (23,318)        (2,086)         (25,404)
U.S. Government Bond                 --              271              --            (492)          (466)            (687)
Municipal Bond                       88               -- ^            87              (1)           786              960
Intermediate Municipal Bond           4               --             306              --          1,673            1,983
Ohio Municipal Bond                 233               --             335              --            571            1,139
Michigan Municipal Bond              --               --              --            (370)          (320)            (690)


* The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discounts, passive foreign investment company losses, and return of capital distributions:

As of July 31, 2007, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:


                                                                EXPIRATION YEAR
                            -----------------------------------------------------------------------------
FUND                         2008      2009      2010      2011      2012      2013      2014      2015      TOTAL
----                        -------   -------   -------   -------   -------   -------   -------   -------   -------
Structured Large Cap Plus   $    --   $ 5,706   $    --   $    --   $   793   $    --   $    --   $    --   $ 6,499
Equity Index                     --        --        --    15,992       606        --        --        --    16,598
Balanced                         --        --        --    40,331        --        --        --        --    40,331
Dividend Growth                  --        --   $10,630     3,024        39        --        --        --    13,693
Technology                       --        --     5,367    32,940        --        --        --        --    38,307
High Yield Bond                  --        --        --        --        --        --        --       451       451
Bond Fund                        --        --        --        --        --        --       399     2,126     2,525
Intermediate Bond             3,390       970       313        --     2,968     3,491     6,550    11,880    29,562
Short Term Bond               1,126        --        --        --       734     6,363     9,779     4,709    22,711
U.S. Government Bond             --        --        --        --        --        --       156       236       392
Michigan Municipal Bond          --        --        --        --        --        --        52       273       325


As of July 31, 2007, the following Funds have additional capital loss carryforwards subject to certain limitations on availability, to offset future capital gains, if any, as the successor of a merger:

                                                EXPIRATION YEAR
                                 -----------------------------------------------
                                  2008      2009       2010     2011      TOTAL
                                 -------   -------   -------   -------   -------
International Equity             $   923   $   868   $ 9,116   $ 5,305   $16,212
Intermediate Bond                 10,029        --        --        --    10,029

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended July 31, 2007, the fund deferred to

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------

August 1, 2007 post October capital losses, post October currency losses and post October passive foreign investment company losses of:

                                                  CAPITAL
                                                  LOSSES
                                                  -------
         Bond                                     $  855
         Intermediate Bond                         1,330
         Short Term Bond                             605
         U.S. Government Bond                        100
         Michigan Municipal Bond                      43

During the tax year ended July 31, 2007, the funds utilized capital loss carryforwards in the following amounts:

                                            AMOUNT UTILIZED
                                            ---------------
         Quality Growth                          $11,051
         Structured Large Cap Plus                25,901
         Equity Index                             20,954
         Balanced                                  3,787
         Dividend Growth                           1,298
         Technology                                7,127
         International Equity                      9,204
         Short Term Bond                             220*
         Intermediate Municipal Bond                  29
         Ohio Municipal Bond                         134

* Indicates capital loss carryover amount expired during the year ended July 31, 2007.

(7) CONCENTRATIONS

International Equity invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Intermediate Municipal Bond held a significant amount of its investments in debt obligations issued by the State of Michigan and its political subdivisions, agencies and public authorities at July 31, 2007. The Fund is more susceptible to factors adversely affecting issuers of municipal securities from this state than a fund that is not concentrated in these issuers to the same extent.

Ohio Municipal Bond and Michigan Municipal Bond hold a significant portion of their investments in debt obligations issued by each of the states of Ohio and Michigan, respectively, and each state's respective political subdivisions, agencies and public authorities. These Funds are more susceptible to factors adversely affecting issuers of municipal securities from these states than a fund that is not concentrated in these issuers to the same extent.

(8) SUBSEQUENT EVENT

PROPOSED FUND MERGERS--At a special meeting of the Board of Trustees on August 7, 2007, the Trustees approved several Agreements and Plans of Reorganization (the "Plans"), each of which propose consolidations of certain funds of the Trust. Several Funds within these financial statements are parties to proposed reorganizations, whereby the "Acquiring Fund" proposes to acquire the "Acquired Fund" as shown below. Each of the proposed mergers is independent of and not conditioned on the others. The Funds of the Trust that are subjects of the proposed mergers filed a combined proxy/prospectus filing with the Securities and Exchange Commission in August, 2007 indicating anticipated shareholder meeting and closing dates to be on or about November 16, 2007. The Plans are subject to approval of the shareholders of the acquired Funds.

         ACQUIRING FUND             ACQUIRED FUND
         --------------             -------------
         Mid Cap Growth             Technology
         Quality Growth             Balanced
         Bond                       Intermediate Bond
         Bond                       U.S. Government Bond

                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Shareholders and
Trustees of Fifth Third Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fifth Third Small Cap Growth Fund, Fifth Third Mid Cap Growth Fund, Fifth Third Quality Growth Fund, Fifth Third Structured Large Cap Plus Fund (formerly Fifth Third Large Cap Core Fund), Fifth Third Equity Index Fund, Fifth Third Balanced Fund, Fifth Third Micro Cap Value Fund, Fifth Third Small Cap Value Fund, Fifth Third Multi Cap Value Fund, Fifth Third Disciplined Large Cap Value Fund, Fifth Third LifeModel Aggressive Fund, Fifth Third LifeModel Moderately Aggressive Fund, Fifth Third LifeModel Moderate Fund, Fifth Third LifeModel Moderately Conservative Fund, Fifth Third LifeModel Conservative Fund, Fifth Third Strategic Income Fund, Fifth Third Dividend Growth Fund, Fifth Third Technology Fund, Fifth Third International Equity Fund, Fifth Third High Yield Bond Fund, Fifth Third Bond Fund, Fifth Third Intermediate Bond Fund, Fifth Third Short Term Bond Fund, Fifth Third U.S. Government Bond Fund, Fifth Third Municipal Bond Fund, Fifth Third Intermediate Municipal Bond Fund, Fifth Third Ohio Municipal Bond Fund, and Fifth Third Michigan Municipal Bond Fund (separate portfolios constituting Fifth Third Funds, hereafter referred to as the "Funds") at July 31, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
September 28, 2007

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

                          FIFTH THIRD FUNDS MANAGEMENT^

The Trustees and Officers of the Funds, age, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

                              INDEPENDENT TRUSTEES


                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                      POSITION(S)       TERM OF                                                 IN FUND
                          HELD         OFFICE AND                                               COMPLEX
     NAME AND           WITH THE       LENGTH OF      PRINCIPAL OCCUPATION(S)                 OVERSEEN BY     OTHER DIRECTORSHIPS
        AGE              FUNDS        TIME SERVED     DURING THE PAST 5 YEARS                   TRUSTEE         HELD BY TRUSTEE
-------------------  --------------  --------------   -------------------------------------   -----------   ------------------------
Edward Burke Carey*  Chairman-Board   Indefinite,     Carey Realty Investments, Inc.               36       Canisius College-Trustee
Age: 62               of Trustees    January 1989-    (real estate development and
                                        Present       consulting), President, 1990-Present.

David J. Durham         Trustee       Indefinite,     Chairman of Clipper Products,                36       None
Age: 62                                June 2001-     Inc., a wholesale distributor,
                                        Present       2005-present. Chairman of
                                                      Norris Products Corp., a
                                                      wholesale distributor,
                                                      2005-present. President and
                                                      Chief Executive Officer
                                                      of Clipper Products, Inc.,
                                                      1997-Present.

J. Joseph Hale Jr.      Trustee       Indefinite,     EVP and Managing Director,                   36       Trustee for Hanover
Age: 57                               March 2001-     DHR International (executive                          College, National
                                        Present       recruiter), April 2007-Present.                       Underground Freedom
                                                      Consultant, Duke Energy                               Center, The Cincinnati
                                                      April 2006-March 2007.                                Zoo, The Ohio Arts
                                                      President, Cinergy                                    Council, The Cincinnati
                                                      Foundation, November                                  Parks Foundation and
                                                      2001-March 2006.                                      Playhouse in the Park.

John E. Jaymont         Trustee       Indefinite,     AVP, PIANKO, Feb. 2002-                      36       Printing Industries of
Age: 62                              October 2001-    Present. Business                                     America: Web Offset
                                        Present       Management Consultant,                                Assoc., Director; Master
                                                      April 2000-February 2002.                             Printers of America,
                                                                                                            Director.

David J. Gruber         Trustee       Indefinite,     President, DJG Financial                     36       None
Age: 43                              December 2003-   Consulting (accounting and
                                        Present       finance consultant), June 2007-
                                                      Present. Resources Global
                                                      Professionals, Project Professional,
                                                      December 2004-June 2007. Ohio
                                                      Arts & Sports Facilities Commission
                                                      (state funding oversight agency),
                                                      CFO, April 2003-December 2004.
                                                      Ohio Expositions Commission
                                                      (state fair and expo center), Finance
                                                      Director, April 1996-March 2003.


____________________
^ Additional disclosures can be found in the Statement of Additional Information, which can be obtained by calling 1-800-282-5706.

* Mr. Carey was treated by the Trust as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and the Investment Advisor. Mr. Carey was an "interested person" because of his past business transactions with Fifth Third Bank and its affiliates. As of August 1, 2007, Mr. Carey was not an "interested person" of the Trust and the Investment Advisor.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                    OFFICERS
                                    --------


      NAME AND               POSITION(S) HELD          TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)
        AGE                   WITH THE FUNDS          LENGTH OF TIME SERVED   DURING THE PAST 5 YEARS
     ---------              -----------------         ---------------------   ------------------------
E. Keith Wirtz                  President                  Indefinite,        President, Fifth Third Asset Management,
Inc. Age: 47                                               April 2007-        2003- Present, Managing Partner, Paladin
                                                             Present          Investment Associates, LLC, 2000-2003.

Matthew A. Ebersbach          Vice President               Indefinite,        Assistant Vice President of Fifth Third Bank
Age: 37                                                    March 2006-        since 2001.
                                                             Present

Richard B. Ille               Vice President               Indefinite,        Managing Director, Products and Marketing,
Age: 42                                                    April 2007-        Fifth Third Asset Management, Inc.,
                                                             Present          2001-Present.

James A. Mautino          Anti-Money Laundering            Indefinite,        Vice President and Chief Compliance Officer,
Age: 39                and Chief Compliance Officer      February 2007-       Fifth Third Asset Management, Inc. August
                                                             Present          2005-Present, Director of Risk and Compliance,
                                                                              State Street Bank and Trust Company, October
                                                                              1995-July 2005.

Christopher Bell                Treasurer                  Indefinite,        Chief Operating Officer, Fifth Third Asset
Age: 37                                                    April 2007-        Management, Inc., 2005-Present, Senior Vice
                                                             Present          President and Chief Financial Officer,
                                                                              Investment Advisors Division, Fifth Third
                                                                              Bank 1998-2005.

Matthew A. Swendiman            Secretary                  Indefinite,        Assistant Vice President and Counsel of Fifth
Age: 34                                                    April 2007-        Third Bank, March 2006 to Present. Attorney,
                                                             Present          Kirkpatrick & Lockhart Nicholson Graham,
                                                                              LLP, May 2005-March 2006. Counsel, The
                                                                              Phoenix Companies, Inc., July 2002-April 2005.
                                                                              Assistant Vice President and Assistant Counsel,
                                                                              Conseco Capital Management, Inc., December
                                                                              2000-June 2002.

Christopher Roetzer        Assistant Treasurer             Indefinite,        Vice President, State Street Bank and Trust
Age: 44                                                    June 2007-         Company (a Massachusetts trust company)
                                                             Present          from 2004 to Present. Vice President, Assistant
                                                                              Treasurer and Principal Accounting Officer,
                                                                              IDEX Mutual Funds, AEGON/Transamerica
                                                                              Series Fund, Inc.; various AEGON USA
                                                                              affiliates, 1986-2003.

Tracy Kaufman              Assistant Treasurer             Indefinite,        Officer, State Street Bank and Trust Company
Age: 48                                                    June 2007-         (a Massachusetts trust company) from 1986
                                                             Present          to Present.

Francine S. Hayes          Assistant Secretary             Indefinite,        Vice President and Counsel, State Street Bank
Age: 39                                                    June 2007-         and Trust Company (a Massachusetts trust
                                                             Present          company) from 2004 to Present; and Assistant
                                                                              Vice President and Counsel, State Street Bank
                                                                              and Trust Company, from 2001 to 2004.


FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------

                           ADDITIONAL TAX INFORMATION

For the taxable year ended July 31, 2007, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

                                                          PERCENTAGE
                                                          ----------
         Small Cap Growth                                       6%
         Quality Growth                                        63%
         Structured Large Cap Plus                            100%
         Equity Index                                         100%
         Balanced                                              52%
         Micro Cap Value                                       83%
         Small Cap Value                                       18%
         Multi Cap Value                                      100%
         Disciplined Large Cap Value                           78%
         LifeModel Aggressive(SM)                              48%
         LifeModel Moderately Aggressive(SM)                   21%
         LifeModel Moderate(SM)                                12%
         LifeModel Moderately Conservative(SM)                  9%
         LifeModel Conservative(SM)                             4%
         Strategic Income                                      27%
         Dividend Growth                                      100%

For the fiscal year ended July 31, 2007, certain dividends paid by the Funds are subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2007, complete information will be reported on shareholders' 2007 Form 1099-DIV. The amount designated as qualified dividend income for the year ended July 31, 2007 will be at the highest allowable amount permitted by law.

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals. The amounts designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

                                               AMOUNT
                                              -------
         Small Cap Growth                     $30,186
         Mid Cap Growth                        74,694
         Quality Growth                        10,917
         Structured Large Cap Plus                758
         Micro Cap Value                       22,169
         Small Cap Value                        8,286
         Multi Cap Value                       50,069
         Disciplined Large Cap Value           81,739
         LifeModel Aggressive(SM)               5,019
         LifeModel Moderately Aggressive(SM)    8,048
         LifeModel Moderate(SM)                10,616
         LifeModel Moderately Conservative(SM)  2,514
         LifeModel Conservative(SM)               972
         Strategic Income                       1,526
         International Equity                   9,030
         Municipal Bond                           438
         Intermediate Municipal Bond              493
         Ohio Municipal Bond                      111

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------

International Equity may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on July 31, 2007 are as follows:

                                         FOREIGN             FOREIGN
                                         SOURCE                TAX
                                         INCOME              EXPENSE
                                         -------             -------
      International Equity                $0.39               $0.03

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2007. These shareholders will receive more detailed information along with their 2007 Form 1099-DIV.

                          RESULTS OF SHAREHOLDER PROXY

At a special meeting of shareholders of the Fifth Third Large Cap Core Fund (the "Fund"), a series of the Fifth Third Funds held on June 19, 2007, the results of Proposal 1 were as follows:

Proposal 1: To approve the elimination of the Fund's fundamental investment restriction with respect to the short sale of securities.

                   VOTES
      --------------------------------
      Affirmative           11,460,598
      Against                  222,204
      Abstain                    6,599

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

                                 EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 through July 31, 2007.

ACTUAL EXPENSES
---------------

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


                                                                                           EXPENSE            EXPENSE
                                                               BEGINNING    ENDING           PAID              RATIO
                                                                ACCOUNT     ACCOUNT         DURING             DURING
                                                                 VALUE       VALUE         PERIOD*             PERIOD
                                                                2/1/07      7/31/07    2/1/07 - 7/31/07   2/1/07 - 7/31/07
                                                               ---------   ---------   ----------------   ----------------
Small Cap Growth                        Institutional Shares   $1,000.00   $1,074.50       $   5.20            1.01%
                                        Class A Shares          1,000.00    1,072.70           6.42            1.25%
                                        Class B Shares          1,000.00    1,069.10          10.31            2.01%
                                        Class C Shares          1,000.00    1,068.10          10.31            2.01%
                                        Advisor Shares          1,000.00    1,071.10           7.75            1.51%

Mid Cap Growth                          Institutional Shares    1,000.00    1,038.40           5.51            1.09%
                                        Class A Shares          1,000.00    1,036.10           6.71            1.33%
                                        Class B Shares          1,000.00    1,032.50          10.53            2.09%
                                        Class C Shares          1,000.00    1,032.50          10.53            2.09%
                                        Advisor Shares          1,000.00    1,035.30           8.02            1.59%

Quality Growth                          Institutional Shares    1,000.00    1,069.50           5.49            1.07%
                                        Class A Shares          1,000.00    1,068.50           6.77            1.32%
                                        Class B Shares          1,000.00    1,064.70          10.65            2.08%
                                        Class C Shares          1,000.00    1,064.40          10.65            2.08%
                                        Advisor Shares          1,000.00    1,066.80           8.15            1.59%

Structured Large Cap Plus               Institutional Shares    1,000.00      990.60           4.54            0.92%
                                        Class A Shares          1,000.00      989.30           5.72            1.16%
                                        Class B Shares          1,000.00      985.80           9.45            1.92%
                                        Class C Shares          1,000.00      986.40           9.46            1.92%
                                        Advisor Shares          1,000.00      988.30           7.05            1.43%

Equity Index                            Institutional Shares    1,000.00    1,020.30           0.95            0.19%
                                        Class A Shares          1,000.00    1,019.00           2.15            0.43%
                                        Class B Shares          1,000.00    1,015.00           5.95            1.19%
                                        Class C Shares          1,000.00    1,015.10           5.95            1.19%
                                        Advisor Shares          1,000.00    1,017.90           3.45            0.69%
                                        Select shares           1,000.00    1,019.80           1.35            0.27%
                                        Preferred Shares        1,000.00    1,019.50           1.70            0.34%
                                        Trust Shares            1,000.00    1,019.00           2.20            0.44%

Balanced                                Institutional Shares    1,000.00    1,042.20           4.86            0.96%
                                        Class A Shares          1,000.00    1,041.10           6.07            1.20%
                                        Class B Shares          1,000.00    1,036.80           9.90            1.96%
                                        Class C Shares          1,000.00    1,037.00           9.90            1.96%
                                        Advisor Shares          1,000.00    1,039.90           7.38            1.46%

Micro Cap Value                         Institutional Shares    1,000.00    1,000.00           6.69            1.35%
                                        Class A Shares          1,000.00      998.50           7.88            1.59%
                                        Class B Shares          1,000.00      995.30          11.63            2.35%
                                        Class C Shares          1,000.00      993.80          11.62            2.35%
                                        Advisor Shares          1,000.00      997.00           9.16            1.85%


_____________________
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------


                                                                                           EXPENSE            EXPENSE
                                                               BEGINNING    ENDING           PAID              RATIO
                                                                ACCOUNT     ACCOUNT         DURING             DURING
                                                                 VALUE       VALUE         PERIOD*             PERIOD
                                                                2/1/07      7/31/07    2/1/07 - 7/31/07   2/1/07 - 7/31/07
                                                               ---------   ---------   ----------------   ----------------
Small Cap Value                         Institutional Shares   $1,000.00   $  994.60       $ 5.93              1.20%
                                        Class A Shares          1,000.00      993.10         7.12              1.44%
                                        Class B Shares          1,000.00      988.80        10.85              2.20%
                                        Class C Shares          1,000.00      989.20        10.85              2.20%
                                        Advisor Shares          1,000.00      991.50         8.39              1.70%

Multi Cap Value                         Institutional Shares    1,000.00    1,041.60         6.02              1.19%
                                        Class A Shares          1,000.00    1,040.10         7.23              1.43%
                                        Class B Shares          1,000.00    1,035.80        11.05              2.19%
                                        Class C Shares          1,000.00    1,036.00        11.11              2.20%
                                        Advisor Shares          1,000.00    1,039.00         8.54              1.69%

Disciplined Large Cap Value             Institutional Shares    1,000.00    1,021.80         5.06              1.01%
                                        Class A Shares          1,000.00    1,019.90         6.21              1.24%
                                        Class B Shares          1,000.00    1,016.70        10.05              2.01%
                                        Class C Shares          1,000.00    1,016.30         9.95              1.99%
                                        Advisor Shares          1,000.00    1,018.70         7.56              1.51%

LifeModel Aggressive(SM)                Institutional Shares    1,000.00    1,044.80         0.41              0.08%
                                        Class A Shares          1,000.00    1,043.60         1.62              0.32%
                                        Class B Shares          1,000.00    1,040.20         5.46              1.08%
                                        Class C Shares          1,000.00    1,040.20         5.46              1.08%
                                        Advisor Shares          1,000.00    1,043.10         2.94              0.58%

LifeModel Moderately Aggressive(SM)     Institutional Shares    1,000.00    1,038.90         0.40              0.08%
                                        Class A Shares          1,000.00    1,037.70         1.62              0.32%
                                        Class B Shares          1,000.00    1,034.00         5.45              1.08%
                                        Class C Shares          1,000.00    1,033.90         5.45              1.08%
                                        Advisor Shares          1,000.00    1,036.50         2.93              0.58%

LifeModel Moderate(SM)                  Institutional Shares    1,000.00    1,033.90         0.40              0.08%
                                        Class A Shares          1,000.00    1,032.70         1.61              0.32%
                                        Class B Shares          1,000.00    1,029.00         5.43              1.08%
                                        Class C Shares          1,000.00    1,028.90         5.43              1.08%
                                        Advisor Shares          1,000.00    1,031.50         2.92              0.58%

LifeModel Moderately Conservative(SM)   Institutional Shares    1,000.00    1,030.10         0.40              0.08%
                                        Class A Shares          1,000.00    1,029.60         1.61              0.32%
                                        Class B Shares          1,000.00    1,025.90         5.42              1.08%
                                        Class C Shares          1,000.00    1,025.80         5.42              1.08%
                                        Advisor Shares          1,000.00    1,028.50         2.92              0.58%

LifeModel Conservative(SM)              Institutional Shares    1,000.00    1,025.30         0.40              0.08%
                                        Class A Shares          1,000.00    1,025.00         1.61              0.32%
                                        Class B Shares          1,000.00    1,021.10         5.41              1.08%
                                        Class C Shares          1,000.00    1,021.20         5.41              1.08%
                                        Advisor Shares          1,000.00    1,023.70         2.91              0.58%

STRATEGIC INCOME                        Institutional Shares    1,000.00      986.20         4.63              0.94%
                                        Class A Shares          1,000.00      984.90         5.86              1.19%
                                        Class B Shares          1,000.00      982.00         9.39              1.91%
                                        Class C Shares          1,000.00      982.00         9.39              1.91%
                                        Advisor Shares          1,000.00      984.50         6.94              1.41%

DIVIDEND GROWTH                         Institutional Shares    1,000.00    1,038.90         3.69              0.73%
                                        Class A Shares          1,000.00    1,038.30         4.90              0.97%
                                        Class B Shares          1,000.00    1,340.40         8.73              1.73%
                                        Class C Shares          1,000.00    1,340.00         8.72              1.73%
                                        Advisor Shares          1,000.00    1,036.80         6.16              1.22%


_____________________
* Expenses are equal to the average account value times the fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------


                                                                                           EXPENSE            EXPENSE
                                                               BEGINNING    ENDING           PAID              RATIO
                                                                ACCOUNT     ACCOUNT         DURING             DURING
                                                                 VALUE       VALUE         PERIOD*             PERIOD
                                                                2/1/07      7/31/07    2/1/07 - 7/31/07   2/1/07 - 7/31/07
                                                               ---------   ---------   ----------------   ----------------
Technology                              Institutional Shares   $1,000.00   $1,034.80       $ 8.02              1.59%
                                        Class A Shares          1,000.00    1,033.50         9.28              1.84%
                                        Class B Shares          1,000.00    1,029.50        13.08              2.60%
                                        Class C Shares          1,000.00    1,029.60        13.13              2.61%
                                        Advisor Shares          1,000.00    1,032.20        10.63              2.11%

International Equity                    Institutional Shares    1,000.00    1,098.20         7.02              1.35%
                                        Class A Shares          1,000.00    1,097.40         8.32              1.60%
                                        Class B Shares          1,000.00    1,092.60        12.24              2.36%
                                        Class C Shares          1,000.00    1,092.90        12.25              2.36%
                                        Advisor Shares          1,000.00    1,095.40         9.66              1.86%

High Yield Bond                         Institutional Shares    1,000.00      986.90         3.65              0.74%
                                        Class A Shares          1,000.00      984.70         4.82              0.98%
                                        Class B Shares          1,000.00      982.10         8.55              1.74%
                                        Class C Shares          1,000.00      981.10         8.55              1.74%
                                        Advisor Shares          1,000.00      984.50         6.10              1.24%

Bond                                    Institutional Shares    1,000.00    1,013.50         3.59              0.72%
                                        Class A Shares          1,000.00    1,011.30         4.79              0.96%
                                        Class B Shares          1,000.00    1,008.40         8.57              1.72%
                                        Class C Shares          1,000.00    1,008.40         8.57              1.72%
                                        Advisor Shares          1,000.00    1,011.10         6.08              1.22%

Intermediate Bond                       Institutional Shares    1,000.00    1,017.30         3.50              0.70%
                                        Class A Shares          1,000.00    1,015.90         4.70              0.94%
                                        Class B Shares          1,000.00    1,015.00         4.75              0.95%
                                        Class C Shares          1,000.00    1,013.00         8.48              1.70%
                                        Advisor Shares          1,000.00    1,014.90         6.00              1.20%

Short Term Bond                         Institutional Shares    1,000.00    1,025.70         3.21              0.64%
                                        Class A Shares          1,000.00    1,023.30         4.41              0.88%
                                        Class C Shares          1,000.00    1,019.60         8.21              1.64%

U.S. Government Bond                    Institutional Shares    1,000.00    1,022.20         3.46              0.69%
                                        Class A Shares          1,000.00    1,018.90         4.61              0.92%
                                        Class C Shares          1,000.00    1,017.10         8.45              1.69%

Municipal Bond                          Institutional Shares    1,000.00    1,010.80         3.04              0.61%
                                        Class A Shares          1,000.00    1,010.60         4.24              0.85%
                                        Class B Shares          1,000.00    1,005.60         8.01              1.61%
                                        Class C Shares          1,000.00    1,006.10         8.01              1.61%
                                        Advisor Shares          1,000.00    1,009.30         5.53              1.11%

Intermediate Municipal Bond             Institutional Shares    1,000.00    1,010.40         3.34              0.67%
                                        Class A Shares          1,000.00    1,009.20         4.58              0.92%
                                        Class B Shares          1,000.00    1,010.20         4.64              0.93%
                                        Class C Shares          1,000.00    1,005.60         8.16              1.64%

Ohio Municipal Bond                     Institutional Shares    1,000.00    1,012.30         3.94              0.79%
                                        Class A Shares          1,000.00    1,011.00         5.14              1.03%
                                        Class B Shares          1,000.00    1,006.50         8.91              1.79%
                                        Class C Shares          1,000.00    1,006.40         8.90              1.79%

Michigan Municipal Bond                 Institutional Shares    1,000.00    1,013.40         3.39              0.68%
                                        Class A Shares          1,000.00    1,013.80         4.09              0.82%
                                        Class B Shares          1,000.00    1,008.40         8.37              1.68%
                                        Class C Shares          1,000.00    1,009.40         8.37              1.68%


_____________________
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                           EXPENSE            EXPENSE
                                                               BEGINNING    ENDING           PAID              RATIO
                                                                ACCOUNT     ACCOUNT         DURING             DURING
                                                                 VALUE       VALUE         PERIOD*             PERIOD
                                                                2/1/07      7/31/07    2/1/07 - 7/31/07   2/1/07 - 7/31/07
                                                               ---------   ---------   ----------------   ----------------
Small Cap Growth                        Institutional Shares   $1,000.00   $1,019.79       $ 5.06              1.01%
                                        Class A Shares          1,000.00    1,018.60         6.26              1.25%
                                        Class B Shares          1,000.00    1,014.83        10.04              2.01%
                                        Class C Shares          1,000.00    1,014.83        10.04              2.01%
                                        Advisor Shares          1,000.00    1,017.31         7.55              1.51%

Mid Cap Growth                          Institutional Shares    1,000.00    1,019.39         5.46              1.09%
                                        Class A Shares          1,000.00    1,018.20         6.66              1.33%
                                        Class B Shares          1,000.00    1,014.43        10.44              2.09%
                                        Class C Shares          1,000.00    1,014.43        10.44              2.09%
                                        Advisor Shares          1,000.00    1,016.91         7.95              1.59%

Quality Growth                          Institutional Shares    1,000.00    1,019.49         5.36              1.07%
                                        Class A Shares          1,000.00    1,018.25         6.61              1.32%
                                        Class B Shares          1,000.00    1,014.48        10.39              2.08%
                                        Class C Shares          1,000.00    1,014.48        10.39              2.08%
                                        Advisor Shares          1,000.00    1,016.91         7.95              1.59%

Structured Large Cap Plus               Institutional Shares    1,000.00    1,020.23         4.61              0.92%
                                        Class A Shares          1,000.00    1,019.04         5.81              1.16%
                                        Class B Shares          1,000.00    1,015.27         9.59              1.92%
                                        Class C Shares          1,000.00    1,015.27         9.59              1.92%
                                        Advisor Shares          1,000.00    1,017.70         7.15              1.43%

Equity Index                            Institutional Shares    1,000.00    1,023.85         0.95              0.19%
                                        Class A Shares          1,000.00    1,022.66         2.16              0.43%
                                        Class B Shares          1,000.00    1,018.89         5.96              1.19%
                                        Class C Shares          1,000.00    1,018.89         5.96              1.19%
                                        Advisor Shares          1,000.00    1,021.37         3.46              0.69%
                                        Select shares           1,000.00    1,023.46         1.35              0.27%
                                        Preferred Shares        1,000.00    1,023.11         1.71              0.34%
                                        Trust Shares            1,000.00    1,022.61         2.21              0.44%

Balanced                                Institutional Shares    1,000.00    1,020.03         4.81              0.96%
                                        Class A Shares          1,000.00    1,018.84         6.01              1.20%
                                        Class B Shares          1,000.00    1,015.08         9.79              1.96%
                                        Class C Shares          1,000.00    1,015.08         9.79              1.96%
                                        Advisor Shares          1,000.00    1,017.55         7.30              1.46%

Micro Cap Value                         Institutional Shares    1,000.00    1,018.10         6.76              1.35%
                                        Class A Shares          1,000.00    1,016.91         7.95              1.59%
                                        Class B Shares          1,000.00    1,013.14        11.73              2.35%
                                        Class C Shares          1,000.00    1,013.14        11.73              2.35%
                                        Advisor Shares          1,000.00    1,015.62         9.25              1.85%


_____________________
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------


                                                                                           EXPENSE            EXPENSE
                                                               BEGINNING    ENDING           PAID              RATIO
                                                                ACCOUNT     ACCOUNT         DURING             DURING
                                                                 VALUE       VALUE         PERIOD*             PERIOD
                                                                2/1/07      7/31/07    2/1/07 - 7/31/07   2/1/07 - 7/31/07
                                                               ---------   ---------   ----------------   ----------------
Small Cap Value                         Institutional Shares   $1,000.00   $1,018.84       $ 6.01              1.20%
                                        Class A Shares          1,000.00    1,017.65         7.20              1.44%
                                        Class B Shares          1,000.00    1,013.88        10.99              2.20%
                                        Class C Shares          1,000.00    1,013.88        10.99              2.20%
                                        Advisor Shares          1,000.00    1,016.36         8.50              1.70%

Multi Cap Value                         Institutional Shares    1,000.00    1,018.89         5.96              1.19%
                                        Class A Shares          1,000.00    1,017.70         7.15              1.43%
                                        Class B Shares          1,000.00    1,013.93        10.94              2.19%
                                        Class C Shares          1,000.00    1,013.88        10.99              2.20%
                                        Advisor Shares          1,000.00    1,016.41         8.45              1.69%

Disciplined Large Cap Value             Institutional Shares    1,000.00    1,019.79         5.06              1.01%
                                        Class A Shares          1,000.00    1,018.65         6.21              1.24%
                                        Class B Shares          1,000.00    1,014.83        10.04              2.01%
                                        Class C Shares          1,000.00    1,014.93         9.94              1.99%
                                        Advisor Shares          1,000.00    1,017.31         7.55              1.51%

LifeModel Aggressive(SM)                Institutional Shares    1,000.00    1,024.40         0.40              0.08%
                                        Class A Shares          1,000.00    1,023.21         1.61              0.32%
                                        Class B Shares          1,000.00    1,019.44         5.41              1.08%
                                        Class C Shares          1,000.00    1,019.44         5.41              1.08%
                                        Advisor Shares          1,000.00    1,021.92         2.91              0.58%

LifeModel Moderately Aggressive(SM)     Institutional Shares    1,000.00    1,024.40         0.40              0.08%
                                        Class A Shares          1,000.00    1,023.21         1.61              0.32%
                                        Class B Shares          1,000.00    1,019.44         5.41              1.08%
                                        Class C Shares          1,000.00    1,019.44         5.41              1.08%
                                        Advisor Shares          1,000.00    1,021.92         2.91              0.58%

LifeModel Moderate(SM)                  Institutional Shares    1,000.00    1,024.40         0.40              0.08%
                                        Class A Shares          1,000.00    1,023.21         1.61              0.32%
                                        Class B Shares          1,000.00    1,019.44         5.41              1.08%
                                        Class C Shares          1,000.00    1,019.44         5.41              1.08%
                                        Advisor Shares          1,000.00    1,021.92         2.91              0.58%

LifeModel Moderately Conservative(SM)   Institutional Shares    1,000.00    1,024.40         0.40              0.08%
                                        Class A Shares          1,000.00    1,023.21         1.61              0.32%
                                        Class B Shares          1,000.00    1,019.44         5.41              1.08%
                                        Class C Shares          1,000.00    1,019.44         5.41              1.08%
                                        Advisor Shares          1,000.00    1,021.92         2.91              0.58%

LifeModel Conservative(SM)              Institutional Shares    1,000.00    1,024.40         0.40              0.08%
                                        Class A Shares          1,000.00    1,023.21         1.61              0.32%
                                        Class B Shares          1,000.00    1,019.44         5.41              1.08%
                                        Class C Shares          1,000.00    1,019.44         5.41              1.08%
                                        Advisor Shares          1,000.00    1,021.92         2.91              0.58%

Strategic Income                        Institutional Shares    1,000.00    1,020.13         4.71              0.94%
                                        Class A Shares          1,000.00    1,018.89         5.96              1.19%
                                        Class B Shares          1,000.00    1,015.32         9.54              1.91%
                                        Class C Shares          1,000.00    1,015.32         9.54              1.91%
                                        Advisor Shares          1,000.00    1,017.80         7.05              1.41%

Dividend Growth                         Institutional Shares    1,000.00    1,021.17         3.66              0.73%
                                        Class A Shares          1,000.00    1,019.98         4.86              0.97%
                                        Class B Shares          1,000.00    1,016.22         8.65              1.73%
                                        Class C Shares          1,000.00    1,016.22         8.65              1.73%
                                        Advisor Shares          1,000.00    1,018.74         6.11              1.22%


_____________________
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------


                                                                                           EXPENSE            EXPENSE
                                                               BEGINNING    ENDING           PAID              RATIO
                                                                ACCOUNT     ACCOUNT         DURING             DURING
                                                                 VALUE      VALUE          PERIOD*             PERIOD
                                                                2/1/07      7/31/07    2/1/07 - 7/31/07   2/1/07 - 7/31/07
                                                               ---------   ---------   ----------------   ----------------
Technology                              Institutional Shares   $1,000.00   $1,016.91       $ 7.95              1.59%
                                        Class A Shares          1,000.00    1,015.67         9.20              1.84%
                                        Class B Shares          1,000.00    1,011.90        12.97              2.60%
                                        Class C Shares          1,000.00    1,011.85        13.02              2.61%
                                        Advisor Shares          1,000.00    1,014.33        10.54              2.11%

International Equity                    Institutional Shares    1,000.00    1,018.10         6.76              1.35%
                                        Class A Shares          1,000.00    1,016.86         8.00              1.60%
                                        Class B Shares          1,000.00    1,013.09        11.78              2.36%
                                        Class C Shares          1,000.00    1,013.09        11.78              2.36%
                                        Advisor Shares          1,000.00    1,015.57         9.30              1.86%

High Yield Bond                         Institutional Shares    1,000.00    1,021.12         3.71              0.74%
                                        Class A Shares          1,000.00    1,019.93         4.91              0.98%
                                        Class B Shares          1,000.00    1,016.17         8.70              1.74%
                                        Class C Shares          1,000.00    1,016.17         8.70              1.74%
                                        Advisor Shares          1,000.00    1,018.65         6.21              1.24%

Bond                                    Institutional Shares    1,000.00    1,021.22         3.61              0.72%
                                        Class A Shares          1,000.00    1,020.03         4.81              0.96%
                                        Class B Shares          1,000.00    1,016.27         8.60              1.72%
                                        Class C Shares          1,000.00    1,016.27         8.60              1.72%
                                        Advisor Shares          1,000.00    1,018.74         6.11              1.22%

Intermediate Bond                       Institutional Shares    1,000.00    1,021.32         3.51              0.70%
                                        Class A Shares          1,000.00    1,020.13         4.71              0.94%
                                        Class B Shares          1,000.00    1,020.08         4.76              0.95%
                                        Class C Shares          1,000.00    1,016.36         8.50              1.70%
                                        Advisor Shares          1,000.00    1,018.84         6.01              1.20%

Short Term Bond                         Institutional Shares    1,000.00    1,021.62         3.21              0.64%
                                        Class A Shares          1,000.00    1,020.43         4.41              0.88%
                                        Class C Shares          1,000.00    1,016.66         8.20              1.64%

U.S. Government Bond                    Institutional Shares    1,000.00    1,021.37         3.46              0.69%
                                        Class A Shares          1,000.00    1,020.23         4.61              0.92%
                                        Class C Shares          1,000.00    1,016.41         8.45              1.69%

Municipal Bond                          Institutional Shares    1,000.00    1,021.77         3.06              0.61%
                                        Class A Shares          1,000.00    1,020.58         4.26              0.85%
                                        Class B Shares          1,000.00    1,016.81         8.05              1.61%
                                        Class C Shares          1,000.00    1,016.81         8.05              1.61%
                                        Advisor Shares          1,000.00    1,019.29         5.56              1.11%

Intermediate Municipal Bond             Institutional Shares    1,000.00    1,021.47         3.36              0.67%
                                        Class A Shares          1,000.00    1,020.23         4.61              0.92%
                                        Class B Shares          1,000.00    1,020.18         4.66              0.93%
                                        Class C Shares          1,000.00    1,016.66         8.20              1.64%

Ohio Municipal Bond                     Institutional Shares    1,000.00    1,020.88         3.96              0.79%
                                        Class A Shares          1,000.00    1,019.69         5.16              1.03%
                                        Class B Shares          1,000.00    1,015.92         8.95              1.79%
                                        Class C Shares          1,000.00    1,015.92         8.95              1.79%

Michigan Municipal Bond                 Institutional Shares    1,000.00    1,021.42         3.41              0.68%
                                        Class A Shares          1,000.00    1,020.73         4.11              0.82%
                                        Class B Shares          1,000.00    1,016.46         8.40              1.68%
                                        Class C Shares          1,000.00    1,016.46         8.40              1.68%


_____________________
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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


ADDRESSES

--------------------------------------------------------------------------------

Fifth Third Funds                                  Fifth Third Funds
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Investment Advisor, Administrator and Accountant   Fifth Third Asset
                                                       Management, Inc.
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Sub-Advisor (International Equity)                 Morgan Stanley Investment
                                                       Management Inc.
                                                   1221 Avenue of the Americas
                                                   New York, New York 10020

--------------------------------------------------------------------------------

Sub-Advisor (High Yield Bond)                      Fort Washington Investment
                                                       Advisors, Inc.
                                                   420 East Fourth Street
                                                   Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

Distributor                                        ALPS Distributors, Inc.
                                                   d/b/a FTAM Funds
                                                       Distributor, Inc.
                                                   1290 Broadway, Suite 1100
                                                   Denver, Colorado 80203

--------------------------------------------------------------------------------

Custodian, Sub-Accountant and Sub-Administrator    State Street Bank and Trust
                                                       Company
                                                   801 Pennsylvania Avenue
                                                   Kansas City, Missouri 64105

--------------------------------------------------------------------------------

Transfer and Dividend Disbursing Agent             Boston Financial Data
                                                       Services, Inc.
                                                   30 Dan Road
                                                   Canton, Massachusetts 02021

--------------------------------------------------------------------------------

Independent Registered Public Accounting Firm      PricewaterhouseCoopers LLP
                                                   100 East Broad Street
                                                   Suite 2100
                                                   Columbus, Ohio 43215

--------------------------------------------------------------------------------

                                FIFTH THIRD FUNDS


FTF770 073108
9/07

                                                                      AR-STBD-07

    [ ] MONEY MARKET MUTUAL FUNDS
        ANNUAL REPORT TO SHAREHOLDERS



        -----------------------------
        JULY 31, 2007



        FIFTH THIRD FUNDS

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.



This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-282-5706 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending April 30 and October 31 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

Fifth Third Funds are distributed by ALPS Distributors, Inc., member FINRA, d/b/a FTAM Funds Distributor, Inc. ALPS Distributors, Inc. and FTAM Funds Distributor, Inc. are affiliated firms through direct ownership, although ALPS Distributors, Inc. and FTAM Funds Distributor, Inc. are not affiliates of Fifth Third Bank. Fifth Third Asset Management, Inc. serves as Investment Adviser to Fifth Third Funds and receives a fee for its services.


FIFTH THIRD FUNDS, LIKE ALL MUTUAL FUNDS:
o ARE NOT FDIC INSURED
o HAVE NO BANK GUARANTEE
o MAY LOSE VALUE

TABLE OF CONTENTS                                             OUR MESSAGE TO YOU
                                  ----------------------------------------------




Economic Outlook and
   Commentary Section .............  1

Manager Commentary ................  3

Schedules of Portfolio
   Investments ....................  5

Statements of Assets
   and Liabilities ................ 26

Statements of Operations .......... 28

Statements of Changes
   in Net Assets .................. 30

Financial Highlights .............. 34

Notes to Financial Statements ..... 40

Report of Independent Registered
   Public Accounting Firm ......... 49

Supplemental Information .......... 50

Broadly diversified equity investors enjoyed strong returns over the second half of 2006 and the first two quarters of 2007. Fifth Third Funds shareholders also generally benefited from positive returns during this period.

For the 12-month period ending July 31, 2007, the major stock market averages posted the following gains:

o    The S&P 500 Index(1) of large cap stocks returned 16.13%.

o    The S&P 400 Index(1) of mid cap stocks returned 16.73%.

o    The S&P 600(1) Index of small cap stocks returned 14.11%.

o    The MSCI EAFE(R) Index(1) of international stocks returned 23.91%.

The outperformance by international equities reflected continued strength in overseas economies and a slowing of the economic growth rate in the U.S. Reversing a five-year trend, large capitalization stocks outgained mid and small cap stocks as investors strayed from more volatile investments amid a 2007 reassessment of risk tolerances. Another lengthy pattern changed course as growth stock returns topped value stock gains for the first time since the 2002 recovery period.

Given the shifting tides of the world's equity markets, we continue to emphasize that a well-diversified approach to investing remains the preferred strategy for individual investors.

A number of factors influenced the financial markets during the period, which saw the S&P 500 Index achieve a record high, but also endure some sharp downturns. Most significant were:

1. Complications in the subprime mortgage industry, where poor underwriting practices from 2005 and 2006 resulted in a growing number of home loan defaults. Conditions not only pressured the real estate market, where supply expanded and demand fell, but had a marked effect on the bond market, where many of the bad loans had been packaged into mortgage backed securities (MBS) and sold around the world.

2. A robust merger and acquisition (M&A) market, which contributed to climbing values in takeover targets and peers through the first 10 months of the period. By the end of the period, uncertainties in the bond market dampened much of the enthusiasm, especially among private equity firms that rely on debt to make large purchases.

3. Continued strength in corporate fundamentals, which at times was overshadowed by the M&A buzz. With healthy, albeit moderating, earnings growth, strong global economies to support exports and very solid balance sheets and cash flow, many companies engaged in positive capital activity such as increased dividends and share buybacks.

4. The Federal Reserve's vigilant watch over inflationary pressures, which prompted the central bank to keep its key lending rate at 5.25% for the entire period.

5. Brighter prospects for business spending offsetting a tempered outlook for consumer spending. Emboldened by solid cash positions, businesses forecast healthy spending budgets, especially in capital goods and information technology. As for consumers, although the core inflation rate remained modest, gains in gasoline and food prices weighed, especially in light of the weakening housing market.

Fixed income and cash investments provided modest gains during the 12-month period, the result of strong returns through the first 10 months and challenging conditions through the closing months. The U.S. Treasury yield curve spent much of the period inverted, which occurs when short term interest rates are higher than yields on long term bonds. Some economists say an inverted yield curve indicates a recession is forthcoming, but we believe the gradual slope of the inversion during the period failed to point conclusively to such a prediction.

While the volatility of the final two months of the period resulted in some unsettling moments, it served as a reminder that financial markets do not move upwards in a straight line. Risk should always be a component within any investment decision, and the market should provide a premium for riskier assets. Small cap stocks, high yield bonds and low quality mortgage backed securities led the fall through June and July as many reasoned that the risk premium had narrowed too far.

That said, the family of Fifth Third Funds adheres to a high quality philosophy that emphasizes stability and financial soundness in its investments. And while high quality positions are just as prone to broad market declines as low quality assets, solid fundamentals should soften the drop and better support the eventual recovery.

Looking ahead, our expectations on the macro front include:

o    Solid growth of about 2% to 3% for the domestic economy.

o Continued containment of inflationary pressures, leading to minimal advances in long term interest rates.

o Steady corporate earnings growth and an emphasis, especially among larger companies, to bolster shareholder returns through increased dividend payouts and share buybacks.

o    Energy prices that tend to follow traditional seasonal patterns.

o Following near term challenges in the capital and liquidity markets, a return to reasonable terms and rates for higher quality borrowers.

o    A drop in the Federal Reserve's interest rates by year-end.

Through the markets twists and turns over the past 12 months, the family of Fifth Third Funds generated competitive returns for you, our shareholder. Due largely to the discipline of our managers, the family of Fifth Third Funds weathered the market turbulence well and stands well-positioned to participate in what we expect to be a recovery in the coming quarters. Of course, risks remain, but ultimately, we believe that investors should be rewarded for a patient and well-diversified approach to investing.

Thank you for your confidence in Fifth Third Funds.

/s/ E. Keith Wirtz

E. Keith Wirtz, CFA
Chief Investment Officer

1TERMS AND DEFINITIONS
--------------------------------------------------------------------------------

THE STANDARD & POOR'S 500 STOCK INDEX ("S&P 500 INDEX") IS AN INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE, AND IS A MEASURE OF THE U.S. STOCK MARKET AS A WHOLE.

THE STANDARD AND POOR'S MIDCAP 400 INDEX ("S&P 400 INDEX") IS AN INDEX OF 400 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $1.5 BILLION TO $5.5 BILLION.

THE STANDARD AND POOR'S SMALLCAP 600 INDEX ("S&P 600 INDEX") IS AN INDEX OF 600 SELECTED COMMON STOCKS THAT TRACKS U.S. FIRMS WITH MARKET CAPITALIZATIONS OF $300 MILLION TO $2 BILLION.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND FAR EAST
(EAFE)(R) INDEX IS GENERALLY REPRESENTATIVE OF A SAMPLE OF COMPANIES OF THE MARKET STRUCTURE OF 20 EUROPEAN AND PACIFIC BASIN COUNTRIES.

THE ABOVE INDICES DO NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

MONEY MARKET FUNDS

For the 12-month period ending July 31, 2007, the Fifth Third Money Market Funds reported relatively stable yields on an absolute basis - the direct result of a year-long inactive monetary policy in which the Federal Reserve's Federal Open Market Committee (FOMC) maintained the Federal Funds target rate at 5.25%.

Throughout the period, the FOMC and Fed Chairman Ben Bernanke reiterated that the extent and timing of future target rate adjustments remained data dependent, dictated by up-to-date economic data and inflation indicators versus FOMC forecasts. As a result, market speculation on interest rate policy and the shape of the yield curve contributed to market volatility.

For instance, the interest rate curve was inverted - featuring higher short-term rates than long-term yields - for much of the period, but became more normalized with higher long-term yields during the final three months. In response, the Funds maintained a neutral to slightly longer duration strategy during the period, selectively investing in floating and fixed extension notes to capture additional yield opportunities. This strategy reflected an acknowledgment of the positive trends in economic growth and moderating inflation pressures, along with an underlying belief that housing and consumer weakness will likely cause the FOMC's next move to be a rate cut - although the timing remained uncertain.

Consistent with the duration strategy, the taxable Money Market Funds continued to heavily utilize more traditional money market securities such as commercial paper, U.S. government agency discount notes and repurchase agreements, particularly in the Fifth Third Treasury Money Market Fund, the Fifth Third Government Money Market Fund and the Fifth Third Institutional Government Money Market Fund. This strategy proved effective as the Funds benefited from the frequent reinvestment of maturities and higher yielding rate resets on the floating interest rate securities. Furthermore, the additional liquidity allowed the Funds to readily cope with volatile cash flows.

The Fifth Third Institutional Money Market and Fifth Third Prime Money Market Funds maintained a conservative orientation with continued emphasis on high quality security selection to achieve the principal preservation objective.

In the municipal money market space, investors focused on the short end of the spectrum in order to capitalize on the modestly higher yields afforded by an inverted yield curve. Maintaining average maturities either in line or slightly shorter than the iMoneyNet+ peer group, both the Fifth Third Municipal Money Market Fund and the Fifth Third Michigan Municipal Money Market Fund1 benefited from the market trend.

Both the Fifth Third Municipal Money Market Fund and the Fifth Third Michigan Municipal Money Market Fund were managed conservatively, with about 70% of holdings consisting of weekly and daily floater programs, many of which are backed by domestic and foreign banks as well as other financial institutions and corporations. The balance of the Funds' holdings generally consisted of commercial paper, notes and bonds that have a final maturity within 397 days. To capture slightly higher yields, both Funds sought smaller high quality issues, which tend to attract less demand.

+ iMoneyNet is a provider of money market mutual fund information and analysis.



MATURITY COMPOSITION AS OF JULY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

Weighted Average Maturity#
--------------------------------------------------------------------------------


                                      DAYS                  DAYS
                                  AS OF 1/31/07         AS OF 7/31/07
--------------------------------------------------------------------------------
   Fifth Third Prime                   45                    35
   Money Market
--------------------------------------------------------------------------------
   Fifth Third Institutional           43                    38
   MoneyMarket
--------------------------------------------------------------------------------
   Fifth third Institutional           38                    43
   Government Money
   Market
--------------------------------------------------------------------------------
   Fifth Third Government              39                    37
   Money Market
--------------------------------------------------------------------------------
   Fifth Third U.S. Treasury           17                    19
   Money Market
--------------------------------------------------------------------------------
   Fifth Third Michigan                17                    14
   Municipal Money
   Market
--------------------------------------------------------------------------------
   Fifth Third Municipal               25                    12
   Money Market
--------------------------------------------------------------------------------
#Portfolio composition is subject to change.


INVESTMENT RISK CONSIDERATIONS
--------------------------------------------------------------------------------

AN INVESTMENT IN ANY OF THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

1The Fifth Third Michigan Municipal Money Market Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax. Single state funds may be subject to additional risk, since issuers they invest in are more likely to be subject to the same political and/or economic risks.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

MONEY MARKET MATURITY SCHEDULES (UNAUDITED)
--------------------------------------------------------------------------------
AS A PERCENTAGE OF VALUE OF INVESTMENTS

                                           INSTITUTIONAL                              MICHIGAN
                  PRIME    INSTITUTIONAL    GOVERNMENT    GOVERNMENT  U.S. TREASURY   MUNICIPAL  MUNICIPAL
                  MONEY        MONEY           MONEY         MONEY        MONEY         MONEY      MONEY
                  MARKET       MARKET          MARKET        MARKET       MARKET        MARKET     MARKET
----------------------------------------------------------------------------------------------------------
Less than 8 days   44.1%        47.6%           63.5%        30.5%        87.0%         92.9%      91.4%
----------------------------------------------------------------------------------------------------------
8 to 14 Days        5.2%         4.8%            0.4%         7.7%         0.0%          0.0%       0.3%
----------------------------------------------------------------------------------------------------------
15 to 30 Days      23.7%        13.5%            9.8%        32.0%         1.9%          1.4%       2.2%
----------------------------------------------------------------------------------------------------------
31 to 180 Days     24.0%        30.3%           16.5%        24.8%         5.3%          2.7%       5.7%
----------------------------------------------------------------------------------------------------------
181 to 365 Days     3.0%         3.8%            9.8%         5.0%         5.8%          3.0%       0.4%
----------------------------------------------------------------------------------------------------------
366 to 397 Days     0.0%         0.0%            0.0%         0.0%         0.0%          0.0%       0.0%
----------------------------------------------------------------------------------------------------------

                                                              PRIME MONEY MARKET
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
CORPORATE BONDS (15.2%)
Bear Stearns Cos., Inc. (The), 7.80%,
   8/15/07                                  $     6,000    $      6,005
Bear Stearns Cos., Inc. (The), 5.30%,
   1/9/08 (a)                                    12,000          12,000
Bear Stearns Cos., Inc. (The), 4.00%,
   1/31/08                                        7,000           6,958
Bear Stearns Cos., Inc. (The), 5.51%,
   4/29/08 (a)                                   10,000          10,007
Bear Stearns Cos., Inc. (The), 5.40%,
   8/5/09 (a)                                    20,000          20,000
Citigroup, Inc., 5.42%, 11/1/07 (a)              10,000          10,002
Citigroup, Inc., 3.50%, 2/1/08                   10,000           9,912
Credit Suisse, 5.40%, 12/21/07                   12,000          12,000
Credit Suisse USA, Inc., 4.63%,
   1/15/08                                        7,000           6,977
General Electric Capital Corp.,
   3.50%, 8/15/07                                 4,000           3,997
Goldman Sachs Group, Inc. (The),
   4.13%, 1/15/08                                 5,000           4,975
HSBC Finance Corp., 5.33%, 2/6/12 (a)            10,000          10,000
International Business Machines
   Corp., 6.45%, 8/1/07                           2,010           2,010
Lehman Brothers Holdings, Inc.,
   4.00%, 1/22/08                                 5,000           4,968
Merrill Lynch & Co., Inc., 4.25%,
   9/14/07                                       13,405          13,388
Merrill Lynch & Co., Inc., 5.30%,
   4/17/12 (a)                                    8,000           8,000
Morgan Stanley, 5.40%, 6/3/08 (a)                15,000          15,000
Wells Fargo, 5.37%, 3/10/08 (a)                   6,000           6,003
Wells Fargo & Co., 5.33%,
   7/15/09 (a) (b)                               25,000          25,000
                                                           ------------

TOTAL CORPORATE BONDS                                           187,202
                                                           ------------


MUNICIPAL BONDS (1.0%)
FLORIDA (1.0%)
Florida Hurricane Catastrophe Fund,
   Series 2006-B, 5.33%, 8/15/08,
   (Callable 8/15/07 @ 100) (a)                  12,000          12,000
                                                           ------------

TOTAL MUNICIPAL BONDS                                            12,000
                                                           ------------


CERTIFICATES OF DEPOSIT (8.3%)
Branch Banking & Trust Co., 5.35%,
   4/23/08                                       15,000          15,000
Credit Suisse, 5.30%, 10/24/07                   10,000          10,000
Depfa Bank PLC, 5.32%, 8/1/07                    15,000          15,000
Deutsche Bank AG, 5.35%, 8/7/07                  10,000          10,000
HBOS Treasury Services PLC, 5.32%,
   1/18/08                                        5,000           5,000
Natixis, 5.34%, 8/7/07                           15,000          15,000
Natixis, 5.37%, 11/13/07                         10,000          10,000


                                    Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
CERTIFICATES OF DEPOSIT, CONTINUED
SunTrust Bank, 5.29%, 10/29/07 (a)          $     5,000    $      5,000
Toronto Dominion Bank (The), 5.36%,
   12/21/07                                      17,000          17,001
                                                           ------------

TOTAL CERTIFICATES OF DEPOSIT                                   102,001
                                                           ------------


COMMERCIAL PAPER (42.3%)
Allied Irish Bank, 5.27%, 8/3/07 ** (b)          27,255          27,247
Amsterdam Funding Corp., 5.29%,
   8/7/07 ** (b)                                 15,000          14,987
Amsterdam Funding Corp., 5.28%,
   8/8/07 ** (b)                                 25,000          24,974
Amsterdam Funding Corp., 5.28%,
   8/16/07 ** (b)                                15,000          14,967
Barclays PLC, 5.31%, 8/16/07 **                  15,000          14,967
Barclays PLC, 5.26%, 9/28/07 **                  20,000          19,830
Barclays PLC, 5.25%, 10/11/07 **                 10,000           9,896
Barclays PLC, 5.26%, 10/17/07 **                 10,000           9,887
BNP Paribas Financial, Inc., 5.34%,
   8/1/07 **                                     50,000          50,000
Cafco LLC, 5.25%, 11/1/07 ** (b)                 14,890          14,690
Citigroup Funding, Inc., 5.24%,
   10/24/07 **                                   15,000          14,816
Citigroup Funding, Inc., 5.28%,
   8/7/07 **                                      5,000           4,996
Citigroup Funding, Inc., 5.30%,
   8/15/07 **                                    10,000           9,980
Coca-Cola Co. (The), 5.20%,
   12/7/07 ** (b)                                21,712          21,310
CRC Funding LLC, 5.28%,
   8/24/07 ** (b)                                25,000          24,916
CRC Funding LLC, 5.27%,
   9/7/07 ** (b)                                 20,000          19,892
Falcon Asset Securitization, 5.30%,
   8/27/07 ** (b)                                13,040          12,990
Falcon Asset Securitization, 5.28%,
   8/30/07 ** (b)                                 7,269           7,238
HBOS Treasury Services PLC, 5.26%,
   9/10/07 **                                    10,000           9,942
HBOS Treasury Services PLC, 5.25%,
   10/22/07 **                                   15,000          14,821
Morgan Stanley Dean Witter, 5.30%,
   9/27/07 **                                     5,000           4,959
Old Line Funding, 5.29%,
   8/14/07 ** (b)                                19,000          18,964
Park Avenue Receivable Co., 5.31%,
   8/20/07 ** (b)                                20,000          19,944
Park Avenue Receivable Co., 5.30%,
   8/24/07 ** (b)                                 8,660           8,631
Prudential Funding LLC, 5.26%,
   8/27/07 **                                    20,000          19,924
Scotiabanc, Inc., 5.27%, 9/27/07 ** (b)          15,000          14,875
Sheffield Receivables Corp., 5.30%,
   8/3/07 ** (b)                                 17,000          16,995


                                    Continued

PRIME MONEY MARKET
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
COMMERCIAL PAPER, CONTINUED
Sheffield Receivables Corp., 5.27%,
   8/13/07 ** (b)                           $    20,000    $     19,965
Societe Generale, 5.24%, 11/13/07 **             11,700          11,523
Toyota Motor Credit Co., 5.24%,
   8/17/07 **                                    10,000           9,977
Windmill Funding Corp., 5.28%,
   8/23/07 ** (b)                                20,000          19,935
Windmill Funding Corp., 5.28%,
   9/21/07 ** (b)                                15,000          14,888
                                                           ------------

TOTAL COMMERCIAL PAPER                                          522,926
                                                           ------------


DEMAND NOTES (d) (12.3%)
Beavercreek Enterprises, Series
   2000, 5.38%, 3/2/20 (a)                        3,925           3,925
Buckeye Corrugated, Inc., Series
   1997, 5.37%, 10/1/17 (a)(b)                    4,810           4,810
Bybee Foods LLC Taxable Adjustable
   Rate Notes, Series 2006, 5.37%,
    11/1/26 (a)                                   1,600           1,600
Capital One Funding Corp., Series
   1999-D, 5.36%, 10/1/14 (a)                     1,670           1,670
Capital One Funding Corp., Series
   1997-D, 5.36%, 7/2/18 (a)(b)                     611             611
Capital One Funding Corp., Series
   1996-H, 5.36%, 10/1/21 (a)(b)                    800             800
Capital One Funding Corp., Series
   2001-C, 5.36%, 1/4/27 (a)                      2,252           2,252
Central Michigan Inns, 5.39%,
   4/1/30 (a)                                     1,985           1,985
CHF - Elon LLC, Series 2005, 5.35%,
   6/1/35 (a)(b)                                  6,450           6,450
Clare at Water Tower (The), Series
   2005, 5.37%, 5/15/38 (a)                      12,500          12,500
Cornerstone Funding Corp., 5.41%,
   12/1/11 (a)                                    7,780           7,780
Cornerstone Funding Corp., Series
   2003-A, 5.41%, 7/1/25 (a)                      5,564           5,564
Harry W. Albright JR, Series 1996,
   5.42%, 5/1/21 (a)                              5,485           5,485
HWP Co., Ltd., 5.38%, 12/3/18 (a)(b)              4,120           4,120
Iowa 80 Group, Inc., 5.46%,
   6/1/16 (a)                                     3,600           3,600
Jackson 2000 LLC, Series 1999,
   5.37%, 8/2/07 (a)                              8,755           8,755
Jefferson Land Development, Ltd.,
   Series 1997, 5.43%, 10/1/16 (a)(b)             1,010           1,010
JPMorgan Chase & Co., 4.00%, 2/1/08               5,000           4,965
Landmark Medical LLC, Series 2000,
   5.39%, 1/1/21 (a)                              7,080           7,080
Lexington Financial Services LLC,
   Series 2001, 5.36%, 2/1/26 (a)                 8,500           8,500
Mount Carmel East Professional
   Office Building III LP, Series
   1994, 5.38%, 1/1/14 (a)(b)                     1,415           1,415


                                    Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
DEMAND NOTES, CONTINUED
Mr. K. Enterprises, Inc., Series
   1999, 5.52%, 8/1/07 (a)                  $     5,750    $      5,750
New Belgium Brewing Co., Inc.,
   Series 2000, 5.50%, 7/1/15 (a)                 2,655           2,655
Northside Christian Church, Inc.,
   5.39%, 4/1/30 (a)                              6,490           6,490
PCI Paper Conversions, Inc., Series
   2000, 5.37%, 4/1/10 (a)                        1,420           1,420
Pittsburgh Technical Institute,
   Series 1999, 5.38%, 10/1/15 (a)                9,330           9,330
Royal Town Center LLC, Series 1997,
   5.37%, 10/1/57 (a)(b)                          5,095           5,095
SDK Cameron LLC, Series 2005,
   5.39%, 10/1/35 (a)(b)                          3,185           3,185
Secor Realty, Inc., 5.38%,
   4/1/20 (a)                                     7,320           7,320
SGS Tool Co., Series 1999, 5.38%,
   12/1/12 (a)                                    3,600           3,600
St Andrew United Methodist Church,
   Series 2004, 5.37%, 7/1/29 (a)                11,435          11,435
Zeigler Realty LLC, Series 1996,
   5.43%, 9/1/26 (a)                              1,320           1,320
                                                           ------------

TOTAL DEMAND NOTES                                              152,477
                                                           ------------


MUNICIPAL COMMERCIAL PAPER (0.5%)
MICHIGAN (0.5%)
Michigan State, 5.41%, 10/4/07                    5,770           5,770
                                                           ------------

TOTAL MUNICIPAL COMMERCIAL PAPER                                  5,770
                                                           ------------


MUNICIPAL DEMAND NOTES (d) (11.4%)
ALABAMA (0.6%)
Albertville Industrial Development
   Board, 5.37%, 8/2/07, (LOC: Regions
   Bank) (a)                                      7,530           7,530
                                                           ------------

ALASKA (0.3%)
Four Dam Pool Power Agency, Series B,
   5.35%, 8/2/07, (LOC: Dexia Credit
   Local) (a)                                     3,280           3,280
                                                           ------------

CALIFORNIA (3.2%)
County of Riverside, CP, 5.35%, 8/1/07,
   (LOC: State Street B&T Co.) (a)                6,800           6,800
County of Sacramento, 5.35%, 8/1/07,
   (LOC: Bayerische Landesbank) (a)              32,430          32,430
                                                           ------------
                                                                 39,230
                                                           ------------


                                    Continued

                                                              PRIME MONEY MARKET
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------

MUNICIPAL DEMAND NOTES, CONTINUED
COLORADO (1.3%)
Housing and Finance Authority, Multi-
   Family, MBIA, 5.35%, 8/1/07 (a)          $    14,000    $     14,000
Pueblo Housing Authority, 5.50%, 8/2/07,
   (LOC: Wells Fargo Bank NA) (a)(b)              1,735           1,735
                                                           ------------
                                                                 15,735
                                                           ------------
GEORGIA (0.8%)
Columbus Development Authority,
   Litho-Krome Project, 5.35%, 8/2/07,
   (LOC: Bank of America NA) (a)                 10,125          10,125
                                                           ------------

IOWA (0.5%)
Dallas County Industrial Development,
   Sioux City Brick and Tile, 5.39%,
   8/2/07, (LOC: Firstar Bank NA) (a)             6,980           6,980
                                                           ------------

KENTUCKY (0.6%)
County of Webster Industrial, Green
   River Project, 5.34%, 8/2/07,
   (LOC: Regions Bank) (a)                        7,400           7,400
                                                           ------------

MULTI (0.3%)
Revenue Bond Certificate Series Trust
   Various States, 5.52%, 8/2/07 (a)(b)           3,690           3,690
                                                           ------------

NEW YORK (1.0%)
New York City Housing Development
   Corp., Multi-Family Housing, Series A,
   5.30%, 8/1/07, (LOC: Bayerische
   Landesbank) (a)                               12,255          12,255
                                                           ------------

NORTH CAROLINA (1.1%)
Roman Catholic Diocese of Raleigh,
   Series A, 5.37%, 8/2/07, (LOC: Bank of
   America NA) (a)                               13,495          13,495
                                                           ------------

PENNSYLVANIA (0.2%)
Allegheny County Industrial
   Development Authority, 5.38%, 8/2/07,
   (LOC: National City Bank PA) (a)               2,450           2,450
                                                           ------------

UTAH (0.2%)
Housing Corp., Multi-Family Housing,
   5.52%, 8/2/07 (a)                              2,061           2,061
                                                           ------------

WASHINGTON (1.3%)
State Housing Finance Commission,
   Eaglepointe Apartments, 5.52%,
   8/2/07 (a)                                     1,610           1,610
State Housing Finance Commission,
   Monticello Park Project, FNMA, 5.34%,
   8/2/07 (a)                                     3,760           3,760
State Housing Finance Commission,
   Skyline At First, 5.37%, 8/2/07,
   (LOC: Bank of America NA) (a)                 11,100          11,100
                                                           ------------
                                                                 16,470
                                                           ------------

TOTAL MUNICIPAL DEMAND NOTES                                    140,701
                                                           ------------


                                    Continued


                                               SHARES             VALUE
-----------------------------------------------------------------------
MONEY MARKETS (c) (0.2%)
AIM STIT Liquid Assets Portfolio              1,244,525    $      1,245
Goldman Sachs Financial Square Funds
   - Prime Obligations Fund                   1,232,019           1,232
                                                           ------------

TOTAL MONEY MARKETS                                               2,477
                                                           ------------

                                              PRINCIPAL
                                                 AMOUNT
-----------------------------------------------------------------------

REPURCHASE AGREEMENTS (9.0%)
Deutsche Bank, 5.29%, 8/1/07,
   (Proceeds at maturity, $90,013,
   Collateralized by various U.S.
   Government Agency Securities,
   2.50%-5.50%, 6/15/08-10/19/16,
   value $91,800)                           $    90,000          90,000
UBS Investment Bank, 5.26%, 8/1/07,
   (Proceeds at maturity, $21,490,
   Collateralized by various U.S.
   Government Agency Securities,
   0.00%-5.40%, 8/31/07-10/26/11,
   value $21,921)                                21,487          21,487
                                                           ------------

TOTAL REPURCHASE AGREEMENTS                                     111,487
                                                           ------------

TOTAL INVESTMENTS (COST $1,237,041)+ - 100.2%                 1,237,041

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%                   (2,921)
                                                           ------------

NET ASSETS - 100.0%                                        $  1,234,120
                                                           ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

+    Also represents cost for federal income tax purposes.

**   Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Portfolio Investments:
CP - Certificates of Participation
FNMA - Federal National Mortgage Association
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance

                 See notes to schedules of portfolio investments
                       and notes to financial statements.

INSTITUTIONAL MONEY MARKET
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
CORPORATE BONDS (15.2%)
American Express Co., 3.75%, 11/20/07        $    8,210    $      8,171
Bank One NA, 3.70%, 1/15/08                       5,645           5,601
Bear Stearns Cos., Inc. (The), 7.80%,
   8/15/07                                       12,490          12,501
Bear Stearns Cos., Inc. (The), 5.30%,
   1/9/08 (a)                                    18,000          18,000
Bear Stearns Cos., Inc. (The), 4.00%,
   1/31/08                                       10,328          10,266
Bear Stearns Cos., Inc. (The), 5.51%,
   4/29/08 (a)                                   30,000          30,026
Bear Stearns Cos., Inc. (The), 5.40%,
   8/5/09 (a)                                    16,000          16,000
Citigroup, Inc., 5.42%, 11/1/07 (a)              10,000          10,002
Citigroup, Inc., 3.50%, 2/1/08                   10,000           9,912
Credit Suisse, 5.40%, 12/21/07                   15,300          15,300
Credit Suisse USA, Inc., 4.63%,
   1/15/08                                        7,000           6,977
General Electric Capital Corp.,
   5.41%, 1/3/08 (a)                             25,000          25,011
Goldman Sachs Group, Inc. (The),
   5.49%, 10/5/07 (a)                            20,000          20,006
HSBC Finance Corp., 4.13%, 3/11/08                5,000           4,962
HSBC Finance Corp., 5.33%, 2/6/12 (a)            15,000          15,000
International Business Machines
   Corp., 6.45%, 8/1/07                           2,000           2,000
JPMorgan Chase & Co., 4.00%, 2/1/08               7,000           6,950
Lehman Brothers Holdings, Inc.,
   4.00%, 1/22/08                                 6,500           6,459
M&I Marshall & Ilsley Bank, 4.13%,
   9/4/07                                        14,670          14,655
M&I Marshall & Ilsley Bank, 3.80%,
   2/8/08                                         6,385           6,337
Merrill Lynch & Co., Inc., 5.30%,
   4/17/12 (a)                                   18,000          18,000
Merrill Lynch & Co., Inc., Series B,
   3.38%, 9/14/07                                11,428          11,402
Merrill Lynch & Co., Inc., Series C,
   5.49%, 10/19/07 (a)                            5,000           5,002
US Bank NA, 3.70%, 8/1/07                         5,500           5,500
Wells Fargo & Co., 5.42%, 9/28/07 (a)             8,000           8,001
Wells Fargo & Co., 5.35%,
   7/15/09  (a) (b)                              10,000          10,000
World Savings Bank FSB, 4.13%,
    3/10/08                                      12,625          12,530
                                                           ------------

TOTAL CORPORATE BONDS                                           314,571
                                                           ------------

U.S. GOVERNMENT AGENCIES (0.8%)
FEDERAL HOME LOAN BANK (0.4%)
3.50%, 2/11/08                                    8,000           7,922
                                                           ------------

FREDDIE MAC (0.4%)
5.32%, 1/15/42 (a)                                7,687           7,687
                                                           ------------

TOTAL U.S. GOVERNMENT AGENCIES                                   15,609
                                                           ------------


                                    Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (10.4%)
Bank of Montreal, 5.32%, 1/22/08            $    10,000    $     10,000
Bank of Nova Scotia, 5.21%, 10/4/07              11,000          10,997
Barclays Bank PLC, 5.31%, 10/19/07                4,930           4,930
Branch Banking & Trust Co., 5.35%,
   4/23/08                                       10,000          10,000
Citibank, 5.32%, 9/14/07                         15,000          15,000
Credit Suisse, 5.30%, 10/24/07                   15,000          15,000
Deutsche Bank AG, 5.35%, 8/7/07                  20,000          20,000
Deutsche Bank AG, 5.31%, 10/11/07                15,000          15,000
Deutsche Bank AG, 5.33%, 11/13/07                20,000          20,000
Deutsche Bank AG, 5.35%, 4/14/08                 10,000          10,000
HBOS Treasury Services PLC, 5.32%,
   1/18/08                                       10,000          10,000
Natixis, 5.34%, 8/7/07                           20,000          20,000
Natixis, 5.37%, 11/13/07                         15,000          15,000
Societe Generale, 5.27%, 9/21/07 (a)             20,000          19,999
Toronto Dominion Bank (The), 5.36%,
   12/21/07                                      20,000          20,001
                                                           ------------

TOTAL CERTIFICATES OF DEPOSIT                                   215,927
                                                           ------------

COMMERCIAL PAPER (40.2%)
ABN AMRO, 5.36%, 8/6/07 **                       15,000          14,989
Amsterdam Funding Corp., 5.29%,
   8/7/07 ** (b)                                 20,000          19,982
Amsterdam Funding Corp., 5.28%,
   8/8/07 ** (b)                                 25,000          24,974
Amsterdam Funding Corp., 5.28%,
   8/16/07 ** (b)                                25,100          25,045
Amsterdam Funding Corp., 5.29%,
   9/19/07 ** (b)                                15,000          14,892
BankAmerica Corp., 5.26%, 9/21/07 **              8,300           8,238
BankAmerica Corp., 5.32%, 9/26/07 **             25,000          24,797
Barclays PLC, 5.37%, 8/3/07 **                   25,000          24,993
Barclays PLC, 5.25%, 9/7/07 **                   15,000          14,919
Barclays PLC, 5.25%, 10/11/07 **                 20,000          19,793
Barclays PLC, 5.26%, 10/17/07 **                 15,000          14,831
Benedictine health System, 5.27%,
   9/12/07 **                                    37,455          37,225
BNP Paribas Financial, Inc., 5.34%,
   8/1/07 **                                     50,000          50,000
Cafco LLC, 5.25%, 11/1/07 ** (b)                 12,000          11,839
Citigroup Funding, Inc., 5.35%,
   8/7/07 **                                     20,000          19,983
Citigroup Funding, Inc., 5.37%,
   8/15/07 **                                    10,000           9,980
Citigroup Funding, Inc., 5.38%,
   9/13/07 **                                    15,000          14,906
CRC Funding LLC, 5.26%, 8/9/07 ** (b)            20,000          19,977
CRC Funding LLC, 5.27%, 9/7/07 ** (b)            20,000          19,892
Depfa Bank PLC, 5.32%, 8/1/07                    10,000          10,000
Dexia Delaware LLC, 5.30%, 8/2/07 **             11,100          11,098
Falcon Asset Securitization, 5.28%,
   8/6/07 ** (b)                                 25,211          25,193
Falcon Asset Securitization, 5.28%,
   8/30/07 ** (b)                                10,000           9,957

                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
COMMERCIAL PAPER, CONTINUED
HBOS Treasury Services PLC, 5.26%,
   9/10/07 **                               $    27,985    $     27,822
HBOS Treasury Services PLC, 5.25%,
   10/22/07 **                                   25,000          24,701
Morgan Stanley Dean Witter, 5.37%,
   9/27/07 **                                    15,000          14,876
Old Line Funding, 5.29%, 8/10/07 ** (b)          19,000          18,975
Old Line Funding, 5.27%, 8/22/07 ** (b)          20,599          20,536
Park Avenue Receivable Co., 5.27%,
   8/14/07 ** (b)                                35,000          34,933
Park Avenue Receivable Co., 5.31%,
   8/20/07 ** (b)                                20,000          19,944
Park Avenue Receivable Co., 5.30%,
   8/24/07 ** (b)                                10,000           9,966
Prudential Funding LLC, 5.26%,
   8/27/07 **                                    15,000          14,943
Purdue Research Funding, 5.33%,
   8/30/07                                       11,950          11,950
Salvation Army Eastern Territory
   (The), 5.35%, 8/1/07                          19,765          19,765
San Jose International Airport,
   5.30%, 8/23/07 **                             11,131          11,095
Scotiabanc, Inc., 5.27%, 9/27/07 ** (b)          10,000           9,917
Sheffield Receivables Corp., 5.30%,
   8/3/07 ** (b)                                 20,000          19,994
Sheffield Receivables Corp., 5.27%,
   9/21/07 ** (b)                                10,000           9,925
Societe Generale, 5.37%, 8/1/07 **               40,000          40,000
Societe Generale, 5.24%, 10/9/07 **              14,070          13,929
Societe Generale, 5.37%, 11/1/07 **              15,000          14,802
Toyota Motor Credit Co., 5.31%,
   8/17/07 **                                    15,000          14,966
UBS Financial, 5.30%, 8/2/07 **                   4,900           4,899
UBS Financial, 5.36%, 8/23/07 **                 15,000          14,952
Windmill Funding Corp., 5.28%,
   9/21/07 ** (b)                                10,000           9,925
                                                           ------------

TOTAL COMMERCIAL PAPER                                          830,318
                                                           ------------


DEMAND NOTES (d) (3.8%)
Appletree Pptys LLC, 5.35%, 7/1/26                5,645           5,645
Baldwin County Sewer Service LLC,
   5.37%, 7/1/28 (a)                              6,265           6,265
Capital Markets Access Co. LC, Series
   2005, 5.37%, 11/1/30 (a)                       7,205           7,205
Capital One Funding Corp., Series
   2001-A, 5.33%, 4/1/26 (a)                      3,021           3,021
Capital One Funding Corp., Series
   2001-D, 5.33%, 8/2/21 (a)                        519             519
CHF - Elon LLC, Series 2005, 5.35%,
   6/1/35 (a)(b)                                  6,950           6,950
Cornerstone Funding Corp., 5.41%,
   11/1/23 (a)                                    4,235           4,235
Cornerstone Funding Corp., Series
   2003-H, 5.41%, 1/1/34 (a)                      4,113           4,113
Foster/Schweihofer Real Estate Co.
   LLC, Series 2003, 5.39%, 9/20/33 (a)           7,215           7,215


                                    Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
DEMAND NOTES, CONTINUED
Gulf Gate Apartments, 5.40%,
   9/1/28 (a)(b)                            $     4,000    $      4,000
J&S Properties, Inc., Series 2006,
   5.37%, 8/2/07 (a)                              3,325           3,325
McCullough Snappy Service Oil, 5.37%,
   8/1/21 (a)(b)                                  2,720           2,720
Metaltec Steel Abrasive Co., Series
   2004, 5.35%, 11/1/34 (a)                       4,240           4,240
Northport Baptist Church, Series
   2004, 5.37%, 9/1/24 (a)                        2,900           2,900
Praise Tabernacle Outreach, 5.37%,
   6/1/24 (a)                                     3,440           3,440
Sioux City Brick & Tile Co., 5.35%,
   12/1/36 (a)(b)                                12,250          12,250
                                                           ------------

TOTAL DEMAND NOTES                                               78,043
                                                           ------------


MUNICIPAL COMMERCIAL PAPER (0.7%)
MICHIGAN (0.7%)
Michigan State, 5.41%, 10/4/07                   15,000          15,000
                                                           ------------

TOTAL MUNICIPAL COMMERCIAL PAPER                                 15,000
                                                           ------------


MUNICIPAL DEMAND NOTES (d) (14.1%)
ARKANSAS (0.8%)
Northwest Regional Airport Authority,
   Series A, 5.35%, 8/2/07, (LOC: Regions
   Bank) (a)                                     15,725          15,725
Northwest Regional Airport Authority,
   Series B, 5.35%, 8/2/07, (LOC: Regions
   Bank) (a)                                        630             630
                                                           ------------
                                                                 16,355
                                                           ------------

CALIFORNIA (1.2%)
County of Sacramento, 5.35%, 8/1/07,
   (LOC: Bayerische Landesbank (a)                5,000           5,000
Kern Water Bank Authority, Series B,
   5.40%, 8/2/07, (LOC: Wells Fargo Bank
   NA) (a)                                        4,348           4,348
Sacramento County Housing Authority,
   Multi-Family, Natomas Park
   Apartments, FNMA, 5.35%, 8/2/07 (a)            1,750           1,750
Saint Michaels Episcopal Day School,
   5.43%, 8/1/07, (LOC: U.S. Bank NA) (a)         1,835           1,835
San Jose Financing Authority, Hayes
   Mansion Phase B, AMBAC, 5.35%,
   8/1/07 (a)                                     7,900           7,900
Statewide Communities Development
   Authority, Multi-Family Housing,
   FNMA, 5.35%, 8/2/07 (a)                        1,100           1,100
Statewide Communities Development
   Authority, Multi-Family, Valley Palms
   Apartments, FNMA, 5.33%, 5/15/35 (a)           2,545           2,545
                                                           ------------
                                                                 24,478
                                                           ------------

COLORADO (0.7%)
Housing and Finance Authority,
   Multi-Family, MBIA, 5.35%, 8/1/07 (a)         14,000          14,000
                                                           ------------


                                    Continued

INSTITUTIONAL MONEY MARKET
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
FLORIDA (1.2%)
City of Homestead, Speedway Project,
   5.36%, 8/1/07, (LOC: SunTrust
   Bank)(a)                                 $     8,590    $      8,590
Florida Hurricane Catastrophe Fund,
   Series 2006-B, 5.33%, 8/15/08,
   (Callable 8/15/07 @ 100) (a)                  15,000          15,000
                                                           ------------
                                                                 23,590
                                                           ------------
GEORGIA (0.8%)
Augusta Housing Authority,
   Multi-Family, Westbury Creek
   Apartments, FNMA, 5.42%, 8/1/07 (a)              500             500
Georgia Municipal Gas Authority,
   5.35%, 8/2/07, (LOC: Wachovia
   Bank NA) (a)                                  14,765          14,765
                                                           ------------
                                                                 15,265
                                                           ------------
ILLINOIS (0.6%)
Finance Authority, Fairview
   Ministries, Inc., 5.37%, 8/2/07,
   (LOC: LaSalle Bank NA) (a)                     1,120           1,120
Finance Authority, Franciscan
   Communities, Series B, 5.37%, 8/2/07,
   (LOC: LaSalle Bank NA) (a)                    12,000          12,000
                                                           ------------
                                                                 13,120
                                                           ------------
INDIANA (1.8%)
City of Indianapolis Economic
   Development, Multi-Family Housing,
   Series B, 5.37%, 8/2/07, (LOC: Federal
   Home Loan Bank) (a)                              978             978
Health Facility Financing Authority,
   Clark Memorial Hospital, 5.36%,
   8/2/07, (LOC: Bank One NA) (a)                 3,925           3,925
Health Facility Financing Authority,
   Community Foundation of Northwest
   Indiana, Series B, 5.37%, 8/2/07,
   (LOC: LaSalle Bank NA) (a)                    23,275          23,275
Terre Haute, Westminister Village,
   5.39%, 8/2/07, (LOC: Sovereign Bank
   FSB) (a)                                       9,300           9,300
                                                           ------------
                                                                 37,478
                                                           ------------
KENTUCKY (0.2%)
Boone County, Northern Kentucky
   University Metropolitan Education and
   Training Services Center Project,
   5.48%, 8/2/07, (LOC: U.S. Bank NA) (a)         5,050           5,050
                                                           ------------


                                    Continued

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MARYLAND (1.8%)
Health & Higher Educational
   Facilities Authority, Adventist
   Healthcare, 5.37%, 8/2/07,
   (LOC: LaSalle Bank NA) (a)               $    19,060    $     19,060
Health & Higher Educational
   Facilities Authority, Charlestown
   Community, Series B, 5.37%, 8/1/07,
   (LOC: Bank of America NA) (a)                 18,700          18,700
                                                           ------------
                                                                 37,760
                                                           ------------
MICHIGAN (0.2%)
Canton Charter Township, GO, 5.42%,
   8/1/07, (LOC: Comerica Bank) (a)               1,500           1,500
Charter Township of Ypsilanti Capital
   Improvements, GO, Series B, 5.42%,
   8/1/07, (LOC: Comerica Bank) (a)               3,340           3,340
                                                           ------------
                                                                  4,840
                                                           ------------
MINNESOTA (0.2%)
City of Plymouth, Carlson Center
   Project, 5.38%, 8/2/07, (LOC: U.S.
   Bank NA) (a)                                   1,000           1,000
St Paul Port Authority, Series S,
   5.48%, 8/1/07, (LOC: Dexia Credit
   Local) (a)                                     3,495           3,495
                                                           ------------
                                                                  4,495
                                                           ------------
MISSISSIPPI (1.0%)
Business Finance Corp., Cellular
   South, Inc., 5.35%, 8/2/07,
   (LOC: Bank of America NA) (a)(b)              13,000          13,000
Business Finance Corp., Deuce
   McAllister Motors, 5.37%, 8/2/07,
   (LOC: First Tennessee Bank) (a)                7,225           7,225
                                                           ------------
                                                                 20,225
                                                           ------------
MISSOURI (0.4%)
Kansas City Industrial Development
   Authority, Downtown Arena, AMBAC,
   5.35%, 8/1/07 (a)                              8,925           8,925
                                                           ------------

NEBRASKA (0.6%)
City of Omaha, Riverfront Development,
   AMBAC, 5.37%, 8/1/07 (a)                      11,765          11,765
                                                           ------------

NEW MEXICO (0.2%)
City of Albuquerque Industrial, KTECH
   Corp. Project, 5.40%, 8/2/07,
   (LOC: Wells Fargo Bank NA) (a)                 3,460           3,460
                                                           ------------

NEW YORK (0.7%)
New York City Housing Development
   Corp., Multi-Family Housing, Series
   A, 5.30%, 8/1/07, (LOC: Bayerische
   Landesbank) (a)                               14,700          14,700
                                                           ------------


                                    Continued

                                                      INSTITUTIONAL MONEY MARKET
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
NORTH CAROLINA (0.3%)
Roman Catholic Diocese of Raleigh,
   Series A, 5.37%, 8/2/07, (LOC: Bank
   of America NA) (a)                       $     7,220    $      7,220
                                                           ------------

OHIO (0.8%)
Air Quality Development Authority,
   Steel Corp., Series B, 5.35%, 8/1/07,
   (LOC: ABN Amro Bank NV) (a)                   13,000          13,000
County of Cuyahoga Health Care
   Facilities, Franciscan Communities,
   5.37%, 8/2/07, (LOC: LaSalle
   Bank NA) (a)                                   2,535           2,535
                                                           ------------
                                                                 15,535
                                                           ------------
PENNSYLVANIA (0.2%)
Berks County Industrial Development
   Authority, Lebanon Valley Mall,
   5.39%, 8/1/07, (LOC: First Union
   National Bank) (a)(b)                          1,300           1,300
Berks County Municipal Authority,
   Phoebe-Devitt Homes, Series C, 5.37%,
   8/2/07, (LOC: Sovereign Bank FSB) (a)          2,830           2,830
                                                           ------------
                                                                  4,130
                                                           ------------
UTAH (0.1%)
Tooele City Industrial Development,
   Series A, 5.38%, 8/2/07, (LOC: U.S.
   Bank NA) (a)                                   2,100           2,100
                                                           ------------

WASHINGTON (0.2%)
State Housing Finance Commission,
   Multi-Family, Granite Falls
   Retirement Plaza, 5.33%, 8/2/07,
   (LOC: Wells Fargo Bank NA) (a)                 1,115           1,115
State Housing Finance Commission,
   Multi-Family, Sir Summer Ridge
   Associates, 5.48%, 8/1/07,
   (LOC: U.S. Bank NA) (a)                          695             695
State Housing Finance Commission,
   Multi-Family, Vintage At Everett,
   FNMA, 5.34%, 8/2/07 (a)                        2,000           2,000
                                                           ------------
                                                                  3,810
                                                           ------------
WISCONSIN (0.1%)
Health & Educational Facilities
   Authority, Upland Hills, Series D,
   5.34%, 8/1/07, (LOC: Allied Irish Bank
   PLC) (a)                                       2,990           2,990
                                                           ------------

TOTAL MUNICIPAL DEMAND NOTES                                    291,291
                                                           ------------


                                    Continued


                                                 SHARES           VALUE
-----------------------------------------------------------------------
MONEY MARKETS (c) (0.2%)
AIM STIT Liquid Assets Portfolio              2,698,684           2,699
Goldman Sachs Financial Square
   Funds - Prime Obligations Fund             1,753,176           1,753
                                                           ------------

TOTAL MONEY MARKETS                                               4,452
                                                           ------------

                                              PRINCIPAL
                                                 AMOUNT
                                           ------------

REPURCHASE AGREEMENTS (14.6%)
Deutsche Bank, 5.29%, 8/1/07,
   (Proceeds at maturity, $200,029,
   Collateralized by various U.S.
   Government Agency Securities,
   0.00%-5.40%, 8/22/07-11/15/21,
   value $204,000)                          $   200,000    $    200,000
UBS Investment Bank, 5.26%, 8/1/07,
   (Proceeds at maturity, $101,175,
   Collateralized by various U.S.
   Government Agency Securities,
   0.00%-7.63%, 8/3/07-12/20/16,
   value $103,188)                              101,160         101,160
                                                           ------------

TOTAL REPURCHASE AGREEMENTS                                     301,160
                                                           ------------

TOTAL INVESTMENTS (COST $2,066,371)+ - 100.0%                 2,066,371

LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%                       (542)
                                                           ------------

NET ASSETS - 100.0%                                        $  2,065,829
                                                           ============


NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

+    Also represents cost for federal income tax purposes.

**   Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity date is next rate reset date.

The following abbreviations are used in the Schedule of Portfolio Investments:
AMBAC - American Municipal Bond Assurance Corp.
FNMA - Federal National Mortgage Association
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance

                 See notes to schedules of portfolio investments
                       and notes to financial statements.

INSTITUTIONAL GOVERNMENT MONEY MARKET
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (46.1%)
FANNIE MAE (10.4%)
4.20%, 8/1/07                               $     3,500    $      3,500
4.75%, 8/3/07                                     2,505           2,505
4.88%, 8/27/07                                    2,535           2,534
5.18%, 9/5/07 **                                  6,000           5,970
5.00%, 9/14/07                                    2,500           2,499
5.18%, 9/21/07 **                                 3,540           3,515
5.18%, 9/26/07 **                                 4,718           4,680
3.13%, 10/26/07                                     500             497
5.29%, 12/12/07 **                                5,500           5,396
5.10%, 12/26/07 **                               10,000           9,792
5.20%, 12/28/07 (a)                               7,500           7,499
5.30%, 1/8/08                                     5,000           5,000
3.80%, 1/18/08                                    3,210           3,188
4.75%, 2/1/08                                     5,450           5,435
5.40%, 2/1/08                                     3,545           3,547
5.75%, 2/15/08                                   10,301          10,324
5.00%, 2/27/08                                    3,150           3,147
5.13%, 2/28/08                                    3,500           3,496
4.20%, 3/24/08                                    1,365           1,356
6.00%, 5/15/08                                    5,000           5,026
                                                           ------------
                                                                 88,906
                                                           ------------

FEDERAL FARM CREDIT BANK (0.5%)
2.80%, 3/25/08                                    4,500           4,431
                                                           ------------

FEDERAL HOME LOAN BANK (13.6%)
5.25%, 8/10/07                                    4,000           4,000
3.13%, 8/15/07                                    1,700           1,699
3.50%, 9/12/07                                    4,000           3,992
3.38%, 9/14/07                                    1,690           1,686
4.30%, 9/20/07                                    4,305           4,298
5.25%, 10/3/07                                    3,825           3,825
4.13%, 10/19/07                                   3,000           2,992
5.25%, 10/22/07                                   4,000           4,000
5.26%, 11/1/07                                    2,750           2,750
5.00%, 11/21/07                                   8,250           8,242
3.25%, 12/17/07                                   2,895           2,873
4.10%, 12/27/07                                   2,000           1,991
5.25%, 1/10/08 (a)                               15,000          14,988
4.75%, 1/11/08                                    1,500           1,497
5.13%, 1/25/08                                    5,045           5,041
5.24%, 2/7/08 (a)                                13,730          13,717
5.00%, 2/29/08                                    2,010           2,007
4.00%, 3/10/08                                    3,990           3,959
5.17%, 3/14/08 (a)                               15,000          14,997
2.90%, 3/24/08                                    2,000           1,969
3.38%, 3/26/08                                    3,000           2,963
4.13%, 4/18/08                                    5,405           5,360
3.62%, 4/25/08                                    2,000           1,975
5.00%, 5/30/08                                    5,000           4,989
                                                           ------------
                                                                115,810
                                                           ------------


                                    Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FREDDIE MAC (18.9%)
3.75%, 8/3/07                               $     1,100    $      1,100
4.25%, 8/15/07                                      500             500
4.00%, 8/17/07                                   19,228          19,217
4.50%, 8/22/07                                    4,870           4,868
3.38%, 8/23/07                                    5,000           4,994
5.18%, 9/10/07 **                                 5,737           5,704
5.19%, 9/17/07 **                                 3,970           3,944
5.17%, 9/27/07 (a)                               10,000          10,000
5.15%, 10/26/07 **                                6,000           5,926
5.14%, 10/29/07 **                                8,473           8,365
5.14%, 11/13/07 **                               10,000           9,852
4.38%, 11/16/07                                   1,000             997
5.12%, 12/3/07 **                                 3,157           3,101
3.65%, 1/23/08                                    1,000             992
3.63%, 2/15/08                                      708             702
3.25%, 2/25/08                                    6,000           5,931
5.17%, 3/26/08 (a)                               20,000          19,995
5.36%, 3/27/08                                    5,000           5,000
3.35%, 4/1/08                                     2,925           2,887
3.50%, 5/21/08                                    5,000           4,916
5.32%, 8/15/21 (a)                                2,911           2,911
5.32%, 1/15/42 (a)                               24,023          24,023
5.32%, 10/15/45 (a)                              15,846          15,846
                                                           ------------
                                                                161,771
                                                           ------------

OVERSEAS PRIVATE INVESTMENT CORP. (2.7%)
4.97%, 1/15/09, Series 165A (a) (b)               7,725           7,725
5.30%, 12/31/10, Series 499 (a)                  15,000          15,000
                                                           ------------
                                                                 22,725
                                                           ------------

TOTAL U.S. GOVERNMENT AGENCIES                                  393,643
                                                           ------------



                                                 SHARES
-----------------------------------------------------------------------

MONEY MARKETS (c) (0.1%)
AIM STIT Government & Agency
   Portfolio                                  1,198,476           1,199
Goldman Sachs Financial Square
   Government Fund                                4,342               4
                                                           ------------

TOTAL MONEY MARKETS                                               1,203
                                                           ------------


                                              PRINCIPAL
                                                 AMOUNT
                                           ------------

REPURCHASE AGREEMENTS (53.7%)
Bank of America Securities, LLC, 5.25%,
   8/1/07, (Proceeds at maturity,
   $85,012, Collateralized by Federal
   National Mortgage Association, 0.00%,
   8/15/07, value $86,701)                  $    85,000          85,000


                                    Continued

                                           INSTITUTIONAL GOVERNMENT MONEY MARKET
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------

REPURCHASE AGREEMENTS, CONTINUED
Deutsche Bank, 5.29%, 8/1/07,
   (Proceeds at maturity, $180,026,
   Collateralized by various U.S.
   Government Agency Securities,
   0.00%-5.77%, 8/3/07-3/23/18,
   value $183,602)                          $   180,000    $    180,000
UBS Investment Bank, 5.26%, 8/1/07,
   (Proceeds at maturity, $194,212,
   Collateralized by various U.S.
   Government Agency Securities,
   0.00%-7.63%, 8/8/07-11/29/19, value
   $198,069)                                    194,184         194,184
                                                           ------------

TOTAL REPURCHASE AGREEMENTS                                     459,184
                                                           ------------

TOTAL INVESTMENTS (COST $854,030)+ - 99.9%                      854,030

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                        833
                                                           ------------

NET ASSETS - 100.0%                                        $    854,863
                                                           ============


                                    Continued


NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

+    Also represents cost for federal income tax purposes.

**   Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.


                 See notes to schedules of portfolio investments
                       and notes to financial statements.

GOVERNMENT MONEY MARKET
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (95.1%)
FEDERAL FARM CREDIT BANK (22.1%)
5.16%, 8/2/07 **                            $     5,535    $      5,534
5.15%, 8/7/07 **                                 10,000           9,991
2.88%, 8/9/07                                       500             500
2.63%, 9/17/07                                    1,000             997
5.15%, 9/24/07 **                                 5,000           4,961
5.20%, 11/6/07 (a)                               15,000          15,000
3.63%, 1/4/08                                     1,000             993
5.19%, 1/25/08 (a)                               10,000          10,000
5.18%, 4/28/08 (a)                                3,500           3,499
2.82%, 5/15/08                                    1,000             981
                                                           ------------
                                                                 52,456
                                                           ------------

FEDERAL HOME LOAN BANK (73.0%)
5.15%, 8/1/07 **                                  8,604           8,604
5.15%, 8/3/07 **                                 10,000           9,997
4.25%, 8/8/07                                     2,200           2,200
5.15%, 8/8/07 **                                  8,000           7,992
5.17%, 8/10/07 **                                 6,700           6,691
5.25%, 8/10/07                                    1,000           1,000
3.13%, 8/15/07                                    1,000             999
3.75%, 8/15/07                                    1,675           1,674
5.16%, 8/15/07 **                                 5,000           4,990
6.83%, 8/17/07 **                                11,058          11,033
4.88%, 8/22/07                                    1,000           1,000
5.15%, 8/22/07 **                                11,986          11,950
5.15%, 8/24/07 **                                10,000           9,967
5.25%, 8/28/07 **                                 3,797           3,782
5.15%, 9/12/07 **                                 2,500           2,485
3.38%, 9/14/07                                    6,995           6,979
4.25%, 9/14/07                                    2,500           2,497
5.14%, 9/17/07 **                                 3,810           3,784
5.14%, 9/19/07 **                                 5,000           4,965
5.15%, 9/21/07 **                                 2,835           2,814
5.23%, 9/28/07 **                                 2,000           1,984
5.25%, 10/3/07                                    1,000           1,000
5.17%, 10/10/07 **                                1,488           1,473
5.14%, 10/15/07 **                                2,334           2,309
5.14%, 10/17/07 **                                2,563           2,535
4.13%, 10/19/07                                     840             838
3.50%, 10/22/07                                   1,000             996
4.13%, 10/26/07                                     985             982
5.26%, 11/1/07                                    1,000           1,000
3.50%, 11/15/07                                   1,000             995
5.24%, 11/15/07 (a)                              10,000          10,000
3.00%, 12/12/07                                   1,000             992
5.20%, 1/10/08 (a)                                9,000           8,998
4.63%, 1/18/08                                    1,500           1,495
5.50%, 1/28/08                                    2,530           2,533
4.85%, 2/6/08                                       820             818
4.63%, 2/8/08                                     1,215           1,211
3.38%, 2/15/08                                    4,790           4,742
4.13%, 2/15/08                                    1,000             993
4.50%, 2/15/08                                      500             498
2.75%, 3/14/08                                    2,700           2,658


                                    Continued

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK, CONTINUED
5.17%, 3/14/08 (a)                          $    15,000    $     14,997
4.43%, 4/7/08                                     1,100           1,086
4.60%, 4/11/08                                      955             950
4.13%, 4/18/08                                    2,000           1,983
                                                           ------------
                                                                173,469
                                                           ------------

TOTAL U.S. GOVERNMENT AGENCIES                                  225,925
                                                           ------------


                                                 SHARES
                                           ------------

MONEY MARKETS (b) (4.8%)
AIM STIT Government TaxAdvantage
   Portfolio                                  2,965,351           2,965
Goldman Sachs Financial Square
   Federal Fund                               8,484,472           8,485
                                                           ------------

TOTAL MONEY MARKETS                                              11,450
                                                           ------------

TOTAL INVESTMENTS (COST $237,375)+ - 99.9%                      237,375

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                        305
                                                           ------------

NET ASSETS - 100.0%                                        $    237,680
                                                           ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

+    Also represents cost for federal income tax purposes.

**   Rate represents the effective yield at purchase.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b)  Investment is in Institutional Shares of underlying fund/portfolio.


                 See notes to schedules of portfolio investments
                       and notes to financial statements.

                                                      U.S. TREASURY MONEY MARKET
                                               SCHEDULE OF PORTFOLIO INVESTMENTS
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
TREASURY BILL (2.4%)
4.95%, 9/6/07 **                            $    25,000    $     24,878
                                                           ------------

TOTAL TREASURY BILLS                                             24,878
                                                           ------------

TREASURY NOTES (10.7%)
6.13%, 8/15/07                                   20,000          20,008
4.25%, 10/31/07                                  30,000          29,949
4.38%, 1/31/08                                   10,000           9,967
4.63%, 2/29/08                                   10,000           9,977
4.88%, 4/30/08                                   30,000          29,955
3.75%, 5/15/08                                   10,000           9,906
                                                           ------------

TOTAL TREASURY NOTES                                            109,762
                                                           ------------


                                                 SHARES
                                           ------------

MONEY MARKETS (a) (0.2%)
AIM STIT Treasury Portfolio                   1,103,872           1,104
Goldman Sachs Financial Square
   Treasury Obligations Fund                  1,287,327           1,287
                                                           ------------

TOTAL MONEY MARKETS                                               2,391
                                                           ------------

                                              PRINCIPAL
                                                 AMOUNT
                                           ------------
REPURCHASE AGREEMENTS (87.0%)
ABN AMRO, 5.08%, 8/1/07,
   (Proceeds at maturity, $215,030,
   Collateralized by various U.S.
   Treasury Securities, 4.75%-8.88%,
   6/30/08-2/15/37, value $219,300)         $   215,000         215,000
BMO Nesbitt Burns, 5.08%, 8/1/07,
   (Proceeds at maturity, $225,032,
   Collateralized by various U.S.
   Treasury Securities, 3.13%-5.50%,
   10/15/08-4/15/29, value $229,500)            225,000         225,000
Deutsche Bank, 5.12%, 8/1/07,
   (Proceeds at maturity, $235,033,
   Collateralized by various U.S.
   Treasury Securities, 3.00%-3.63%,
   7/15/12-4/15/28, value $239,701)             235,000         235,000
UBS Investment Bank, 5.11%, 8/1/07,
   (Proceeds at maturity, $222,641,
   Collateralized by various U.S.
   Treasury Securities, 2.00%-9.13%,
   7/15/12-2/15/20, value $227,065)             222,609         222,609
                                                           ------------

TOTAL REPURCHASE AGREEMENTS                                     897,609
                                                           ------------

TOTAL INVESTMENTS (COST $1,034,640)+ - 100.3%                 1,034,640

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%                   (3,054)
                                                           ------------

NET ASSETS - 100.0%                                        $  1,031,586
                                                           ============


                                    Continued


NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

+    Also represents cost for federal income tax purposes.

**   Rate represents the effective yield at purchase.

(a)  Investment is in Institutional Shares of underlying fund/portfolio.

                 See notes to schedules of portfolio investments
                       and notes to financial statements.

MICHIGAN MUNICIPAL MONEY MARKET
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL BONDS (12.2%)
MICHIGAN (9.7%)
Detroit School District, Student Aid,
   4.50%, 8/21/07                           $     2,000    $      2,001
Ecorse Public School District, GO,
   FGIC, 6.50%, 5/1/08                              500             510
Farmington Hills Economic
   Development Corp., Marketing
   Displays Project, AMT, 4.05%,
   9/1/08, (LOC: Comerica Bank) (a)                 270             270
Marquette, GO, FSA, 4.00%, 11/1/07                  150             150
Michigan State Building Authority
   Revenue, 3.65%, 8/9/07                         5,155           5,155
Municipal Bond Authority, Series B-2,
   4.50%, 8/20/07, (LOC: Bank of Nova
   Scotia)                                        1,000           1,001
Public Educational Facilities
   Authority, Series A, 5.00%, 6/24/08,
   (LOC: Charter One Bank NA)                     2,500           2,525
State Building Authority, Facilities
   Program, Series I, 5.50%, 10/15/07               300             301
State Building Authority, Facilities
   Program, Series I, FSA, 5.00%,
   10/15/07                                       1,000           1,003
State Hospital Finance Authority,
   Balmoral, 3.90%, 9/1/16, (LOC:
   Comerica Bank), (Mandatory Put
   9/1/07 @ 100) (a)(b)                             445             445
State Housing Development Authority,
   Rental Housing, Series B, AMT, FSA,
   3.70%, 4/1/08                                  1,030           1,030
State of Michigan, Series A, 4.25%,
   9/28/07, (LOC: Depfa Bank PLC)                 1,000           1,001
State of Michigan Comprehensive
   Transportation, Series A, FSA, 5.25%,
   5/15/08                                          240             242
Strategic Fund, Donnelly Corp.
   Project, Series B, AMT, 3.85%,
   4/1/08, (LOC: Bank of Nova Scotia),
   (Callable 10/1/07 @ 100) (a)(b)                2,500           2,500
Strategic Fund, Maco Steel Project,
   3.79%, 3/1/24 (a)                              1,510           1,510
Strategic Fund, Oak Project, 3.79%,
   11/1/33 (a)(b)                                   850             850
                                                           ------------
                                                                 20,494
                                                           ------------
PUERTO RICO (2.5%)
Industrial Medical and Environmental
   Pollution Control Facilities
   Financing Authority, Abbott
   Laboratories, 3.95%, 3/1/23,
   (Callable 3/1/08 @ 100) (a)(b)                 5,195           5,195
                                                           ------------

TOTAL MUNICIPAL BONDS                                            25,689
                                                           ------------


                                    Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL DEMAND NOTES (a)(d) (87.6%)
MICHIGAN (87.6%)
Detroit Economic Development Corp.,
   Waterfront Reclaimation, 3.67%,
   8/2/07, (LOC: National City Bank
   Midwest)                                 $     6,400    $      6,400
Detroit Water Supply System, Series
   C, FGIC, 3.62%, 8/1/07                         9,960           9,960
Genesee County Economic Development
   Corp., Rawcar Group Project, AMT,
   3.74%, 8/2/07, (LOC: National City
   Bank MI/IL)                                    2,005           2,005
Higher Education Facilities
   Authority, University of Detroit
   Mercy, 3.70%, 8/1/07, (LOC: JP
   Morgan Chase Bank)                             4,950           4,950
Livonia Economic Development Corp.,
   Livonia Luxury Suites Project, 3.64%,
   8/1/07, (LOC: Comerica Bank) (b)                 720             720
Macomb County Hospital Finance
   Authority, Mount Clemens General
   Hospital, Series A-1, 3.71%, 8/1/07,
   (LOC: Comerica Bank)                           1,700           1,700
Mancelona Area Water & Sewer
   Authority, 3.69%, 8/2/07,
   (LOC: National City Bank MI/IL)                  890             890
Marquette City Hospital Finance
   Authority, Marquette General
   Hospital, 3.68%, 8/2/07, (LOC: U.S.
   Bank NA)                                       1,140           1,140
Marquette County Economic
   Development Corp., Pioneer
   Laboratories, Series A, AMT, 3.86%,
   8/1/07, (LOC: JP Morgan
   Chase & Co.)                                     550             550
Oakland County Economic
   Development Corp., Graph-Tech, Inc.
   Project, AMT, 3.68%, 8/2/07,
   (LOC: Standard Federal Bank)                   1,325           1,325
Oakland County Economic Development
   Corp., IBC North America, Inc.
   Project, AMT, 3.79%, 8/2/07,
   (LOC: Comerica Bank) (b)                         980             980
Oakland County Economic Development
   Corp., Moody Family, Ltd. Project,
   AMT, 3.76%, 8/1/07, (LOC: Bank
   One Michigan) (b)                              2,335           2,335
Saline Economic Development Corp.,
   Brecon Village Project, 3.68%,
   8/1/07, (LOC: Bank One Michigan)               3,000           3,000
Saline Economic Development Corp.,
   Spring Project, 3.67%, 8/1/07,
   (LOC: Bank of America NA) (b)                  7,000           7,000
Southfield Economic Development
   Corp., Lawrence Technological
   University Project, 3.68%, 8/1/07,
   (LOC: Bank One NA)                             2,850           2,850


                                    Continued

                                                 MICHIGAN MUNICIPAL MONEY MARKET
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
State Building Authority, Multi-Modal
   Facilities Program IIA, 3.63%,
   8/2/07, (LOC: Depfa Bank PLC) (b)        $     1,490    $      1,490
State Building Authority, Multi-Modal
   Facilities Program IIB, 3.63%,
   8/2/07, (LOC: Depfa Bank PLC)                  4,375           4,375
State Hospital Finance Authority,
   Crittenton Hospital, 3.65%, 8/1/07,
   (LOC: Comerica Bank)                           1,010           1,010
State Hospital Finance Authority,
   Crittenton Hospital, Series A, 3.70%,
   8/1/07, (LOC: Comerica Bank)                   2,000           2,000
State Hospital Finance Authority,
   Henry Ford Health System, 3.61%,
   8/1/07, (LOC: Charter One
   Bank FSB)                                     10,300          10,300
State Hospital Finance Authority,
   North Ottawa Care Center, 3.64%,
   8/2/07, (LOC: National City Bank
   Midwest)                                         900             900
State Housing Development Authority,
   Hunt Club Apartments, AMT, FNMA,
   3.66%, 8/2/07                                    475             475
State Housing Development Authority,
   Jewish Apartments and Services
   Nonprofit Housing, 3.68%, 8/2/07,
   (LOC: Bank One Michigan)                       5,200           5,200
State Housing Development Authority,
   Multi-Family, Series A, AMT, 3.71%,
   8/2/07, (LOC: Federal Home
   Loan Bank)                                     6,850           6,850
State Housing Development Authority,
   River Park Village Senior Apartments,
   Series B, AMT, 3.71%, 8/2/07,
   (LOC: National City Bank)                      3,000           3,000
State Housing Development Authority,
   Sand Creek Apartments, AMT, 3.67%,
   8/2/07, (LOC: Federal Home
   Loan Bank) (b)                                 3,800           3,800
State Housing Development Authority,
   Shoal Creek, 3.60%, 8/1/07,
   (LOC: Bank One Michigan)                       3,000           3,000
Strategic Fund, APS Kundinger
   Project, AMT, 3.79%, 8/2/07,
   (LOC: Chase Bank) (b)                          1,070           1,070
Strategic Fund, Aspen Realty LLC
   Project, AMT, 4.10%, 8/1/07,
   (LOC: Bank One Michigan) (b)                     100             100
Strategic Fund, Automatic Spring
   Products Project, AMT, 3.86%,
   8/1/07, (LOC: LaSalle Bank NA)                   700             700
Strategic Fund, Banks Hardwoods, Inc.
   Project, AMT, 3.76%, 8/2/07,
   (LOC: Key Bank NA) (b)                           552             552
Strategic Fund, Besser International
   Sales Co. Project, AMT, 3.95%,
   8/1/07, (LOC: Standard
   Federal Bank) (b)                                200             200


                                    Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Strategic Fund, Biewer of Lansing LLC
   Project, AMT, 3.76%, 8/2/07,
   (LOC: Michigan National Bank) (b)        $       500    $        500
Strategic Fund, BK Real Estate LLC
   Project, AMT, 3.72%, 8/2/07,
   (LOC: Standard Federal Bank)                   1,990           1,990
Strategic Fund, Bowers Manufacturing
   Co. Project, AMT, 3.95%, 8/2/07,
   (LOC: Bank One Michigan) (b)                     400             400
Strategic Fund, Cayman Chemical Co.
   Project, AMT, 3.73%, 8/2/07,
   (LOC: JP Morgan Chase Bank) (b)                  760             760
Strategic Fund, CDT Real Estate Co.,
   LLC Project, AMT, 4.10%, 8/1/07,
   (LOC: JP Morgan Chase Bank) (b)                  100             100
Strategic Fund, Continental Carbonic
   Products, AMT, 3.65%, 8/2/07,
   (LOC: JP Morgan Chase Bank)                    7,000           7,000
Strategic Fund, Creative Foam Corp.
   Project, AMT, 3.95%, 8/1/07,
   (LOC: JP Morgan Chase Bank) (b)                2,400           2,400
Strategic Fund, Delta Containers,
   Inc. Project, AMT, 3.95%, 8/2/07,
   (LOC: Bank One Michigan)                       1,500           1,500
Strategic Fund, Detroit Symphony
   Project, Series B, 3.70%, 8/1/07,
   (LOC: LaSalle Bank Midwest)                    3,000           3,000
Strategic Fund, Diagnostic Real
   Estate LLC, AMT, 3.95%, 8/1/07,
   (LOC: Bank One Michigan) (b)                     500             500
Strategic Fund, Donnelly Corp.
   Project, Series A, AMT, 3.72%,
   8/1/07, (LOC: Bank of Nova Scotia) (b)         4,500           4,500
Strategic Fund, Eclipse Mold, Inc.
   Project, AMT, 4.10%, 8/1/07,
   (LOC: Bank One Michigan) (b)                     300             300
Strategic Fund, Emerson School
   Project, 3.69%, 8/2/07, (LOC:
   Key Bank NA) (b)                               2,495           2,495
Strategic Fund, Father Gabriel
   Highschool Project, 3.64%, 8/2/07,
   (LOC: Allied Irish Bank PLC)                   4,800           4,800
Strategic Fund, Fitz-Land LLC
   Project, AMT, 3.74%, 8/2/07,
   (LOC: National City Bank MI/IL)                2,190           2,190
Strategic Fund, Fleet Engineers, Inc.
   Project, AMT, 3.79%, 8/2/07,
   (LOC: Comerica Bank)                             200             200
Strategic Fund, Flyer Fund Leasing
   LLC Project, AMT, 3.95%, 8/1/07,
   (LOC: JP Morgan Chase Bank) (b)                1,165           1,165
Strategic Fund, Forest City
   Technologies, AMT, 3.74%, 8/2/07,
   (LOC: National City Bank)                      1,220           1,220
Strategic Fund, Frederick Wolfgang
   Industries Project, AMT, 3.79%,
   8/2/07, (LOC: U.S. Bank NA)                      795             795


                                    Continued

MICHIGAN MUNICIPAL MONEY MARKET
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Strategic Fund, Gebara Management
   Co., LLC Project, AMT, 3.95%, 8/1/07,
   (LOC: JP Morgan Chase Bank) (b)          $       300    $        300
Strategic Fund, Glastender, Inc.
   Project, AMT, 3.95%, 8/1/07,
   (LOC: Bank One Michigan) (b)                     415             415
Strategic Fund, Harbor Industries,
   Inc. Project, AMT, 3.86%, 8/1/07,
   (LOC: LaSalle Bank NA)                           400             400
Strategic Fund, Henry Ford Museum
   Village Project, 3.70%, 8/1/07,
   (LOC: Comerica Bank)                           2,645           2,645
Strategic Fund, J. G. Kern
   Enterprises Project, AMT, 3.68%,
   8/2/07, (LOC: LaSalle
   Bank Midwest)                                  2,800           2,800
Strategic Fund, Jet Enterprises LLC
   Project, 3.74%, 8/2/07, (LOC:
   Standard Federal Bank) (b)                       400             400
Strategic Fund, John H. Dekker and
   Sons Project, AMT, 3.79%, 8/2/07,
   (LOC: Standard Federal Bank)                     325             325
Strategic Fund, Joy Properties LLC
   Project, 3.76%, 8/1/07, (LOC: Bank
   One Michigan) (b)                                480             480
Strategic Fund, Landscape Forms, Inc.
   Project, AMT, 3.95%, 8/1/07,
   (LOC: JP Morgan Chase Bank) (b)                  200             200
Strategic Fund, Lansing Saint Vincent
   Home Project, 3.64%, 8/2/07,
   (LOC: Comerica Bank)                           2,555           2,555
Strategic Fund, Lions Bear Lake Camp
   Project, 3.74%, 8/2/07, (LOC: National
   City Bank MI/IL) (b)                           1,025           1,025
Strategic Fund, Louisiana-Pacific
   Corp., 3.68%, 8/2/07, (LOC: Wachovia
   Bank NA)                                       2,975           2,975
Strategic Fund, MacArthur Corp.
   Project, AMT, 3.89%, 8/2/07,
   (LOC: Bank One Michigan)                       1,900           1,900
Strategic Fund, Merrill Group
   Project, AMT, 3.79%, 8/2/07,
   (LOC: LaSalle National Bank) (b)               1,125           1,125
Strategic Fund, Middleville Tool and
   Die Project, AMT, 3.95%, 8/1/07,
   (LOC: U.S. Bank NA) (b)                        1,800           1,800
Strategic Fund, Midwest Kellering Co.
   Project, AMT, 3.95%, 8/1/07,
   (LOC: National City Bank) (b)                  1,300           1,300
Strategic Fund, MOT LLC Project,
   3.63%, 8/2/07, (LOC: JP Morgan
   Chase Bank)                                      970             970
Strategic Fund, Non-Ferrous Cast
   Alloys Project, AMT, 3.95%, 8/1/07,
   (LOC: Bank One Michigan)                         335             335


                                    Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Strategic Fund, Patten Monument
   Project, AMT, 3.79%, 8/2/07,
   (LOC: Firstar Bank)                      $       560    $        560
Strategic Fund, Peachwood Center
   Associates, 3.63%, 8/1/07,
   (LOC: Standard Federal Bank)                     460             460
Strategic Fund, Phipps Emmett
   Associates LLC Project, AMT, 3.86%,
   8/1/07, (LOC: Michigan
   National Bank)                                 2,000           2,000
Strategic Fund, Premier Property
   Holdings, AMT, 3.72%, 8/2/07,
   (LOC: LaSalle Bank Midwest)                    2,580           2,580
Strategic Fund, Production
   Engineering Project, AMT, 3.74%,
   8/2/07, (LOC: Standard
   Federal Bank) (b)                              1,200           1,200
Strategic Fund, Profile Industrial
   Packaging, AMT, 3.78%, 8/2/07,
   (LOC: National City Bank)                        375             375
Strategic Fund, R.A. Rink LLC
   Project, AMT, 4.10%, 8/1/07,
   (LOC: Standard Federal Bank) (b)                 940             940
Strategic Fund, R.L. Adams Plastics,
   Inc. Project, AMT, 3.79%, 8/2/07,
   (LOC: Comerica Bank) (b)                       1,130           1,130
Strategic Fund, RL Enterprises LLC
   Project, AMT, 4.10%, 8/2/07,
   (LOC: Comerica Bank) (b)                         300             300
Strategic Fund, SFI Acquisition, Inc.
   Project, AMT, 3.79%, 8/2/07,
   (LOC: National City Bank) (b)                    830             830
Strategic Fund, Solid Waste Disposal,
   Grayling Generating Project, AMT,
   3.67%, 8/1/07, (LOC: Barclays
   Bank New York)                                 2,195           2,195
Strategic Fund, Stegner East
   Investments LLC Project, AMT, 3.79%,
   8/2/07, (LOC: Comerica Bank) (b)               2,985           2,985
Strategic Fund, Thompson Family
   Holdings, AMT, 3.84%, 8/2/07,
   (LOC: National City Bank MI/IL)                  810             810
Strategic Fund, Trenton Forging Co.
   Project, AMT, 3.74%, 8/2/07,
   (LOC: Standard Federal Bank) (b)                 815             815
Strategic Fund, Ultra Tech Printing
   Co., AMT, 3.79%, 8/2/07, (LOC: U.S.
   Bank NA)                                       1,030           1,030
Strategic Fund, Waltec American
   Forgings, AMT, 3.95%, 8/2/07,
   (LOC: Bank One NA) (b)                         1,315           1,315
Strategic Fund, Warren Screw
   Products, Inc. Project, AMT, 3.95%,
   8/1/07, (LOC: Bank One Michigan) (b)             400             400


                                    Continued

                                                 MICHIGAN MUNICIPAL MONEY MARKET
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------
                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
MICHIGAN, CONTINUED
Strategic Fund, Whitehall Industries,
   Inc., AMT, 3.95%, 8/1/07,
   (LOC: Bank One NA) (b)                   $       900    $        900
Strategic Fund, Whitehall Industries,
   Inc. Project, AMT, 3.68%, 8/2/07,
   (LOC: JP Morgan Chase Bank)                    3,300           3,300
Strategic Fund, Wright-K Technology,
   Inc. Project, AMT, 3.84%, 8/2/07,
   (LOC: Comerica Bank) (b)                         545             545
Strategic Fund, YMCA of Metro Detroit
   Project, 3.66%, 8/2/07, (LOC: Bank
   One Michigan)                                  1,000           1,000
University of Michigan Hospital,
   Series A, 3.69%, 8/1/07                        2,230           2,230
University of Michigan Hospital,
   Series A-2, 3.69%, 8/1/07                      2,950           2,950
University of Michigan, Medical
   Service Plan, 3.64%, 8/1/07                    4,500           4,500
Wayne Charter County Airport, AMT,
   AMBAC, 3.68%, 8/1/07                             500             500
                                                           ------------
                                                                184,442
                                                           ------------

TOTAL MUNICIPAL DEMAND NOTES                                    184,442
                                                           ------------


                                                 SHARES
                                           ------------

MONEY MARKETS (c) (0.0%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio                                      1,281               1
Dreyfus Tax Exempt Cash
   Management Fund                                   75              --#
Goldman Sachs Financial Square
   Tax-Free Money Market Fund                    48,809              49
Merrill Lynch Institutional
   Tax-Exempt Fund                                4,922               5
                                                           ------------

TOTAL MONEY MARKETS                                                  55
                                                           ------------

TOTAL INVESTMENTS (COST $210,186)+ - 99.8%                      210,186

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                        494
                                                           ------------

NET ASSETS - 100.0%                                        $    210,680
                                                           ============


                                    Continued


NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

+    Also represents cost for federal income tax purposes.

#    Amount is less than $500.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity date is next rate reset date.


The following abbreviations are used in the Schedule of Portfolio Investments:
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax Paper
FGIC - Financial Guaranty Insurance Co.
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GO - General Obligation
LOC - Letter of Credit

                 See notes to schedules of portfolio investments
                       and notes to financial statements.

MUNICIPAL MONEY MARKET
SCHEDULE OF PORTFOLIO INVESTMENTS
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL BONDS (9.6%)
ARIZONA (0.6%)
Phoenix Industrial Development
   Authority, Multi-Family Housing,
   Sunrise Vista Apartments, AMT, 3.71%,
   6/1/31, (LOC: Wells Fargo Bank NA),
   (Callable 8/1/07 @ 100) (a)              $     1,800    $      1,800
                                                           ------------

COLORADO (1.8%)
Aurora Centretech Metropolitan
   District, GO, Series A, 3.70%,
   12/1/28, (LOC: BNP Paribas),
   (Mandatory Put 12/1/07 @ 100) (a)              1,000           1,000
Central Platte Valley Metropolitan
   District, GO, Series B, 3.70%,
   12/1/31, (LOC: BNP Paribas),
   (Mandatory Put 12/1/07 @ 100) (a)              2,000           2,000
Durango Community Health and Human
   Services, 3.71%, 12/15/14, (LOC:
   Wells Fargo Bank NA), (Callable
   8/1/07 @ 100) (a)                                550             550
Parker Automotive Metropolitan
   District, GO, 3.70%, 12/1/34, (LOC:
   U.S. Bank NA), (Mandatory Put
   12/1/07 @ 100) (a)                             2,000           2,000
                                                           ------------
                                                                  5,550
                                                           ------------
FLORIDA (0.3%)
Florida Municipal Power Agency
   Initiative, 3.64%, 8/2/07                      1,000           1,000
                                                           ------------

INDIANA (1.2%)
Avon Community School Building Corp.,
   AMBAC, 4.25%, 7/15/08                            780             783
Dyer Health Care Facilities, Regency
   Place, 3.79%, 8/1/12 (a)                       2,290           2,290
Hammond Multi-School Building Corp.,
   FSA, 4.00%, 1/15/08                              610             611
                                                           ------------
                                                                  3,684
                                                           ------------
MICHIGAN (1.6%)
Michigan State Building Authority
   Revenue, 3.65%, 8/9/07                         5,000           5,000
                                                           ------------

MISSOURI (1.3%)
Public Utilities Commission, 4.50%,
   9/15/07                                        4,000           4,004
                                                           ------------

OHIO (0.4%)
County of Fairfield, Airport
   Improvement, AMT, 4.55%, 4/1/08                  300             301
County of Greene, Series C, 4.50%,
   8/14/07                                        1,000           1,001
                                                           ------------
                                                                  1,302
                                                           ------------


                                    Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL BONDS, CONTINUED
OKLAHOMA (0.2%)
Tulsa County Industrial Authority,
   Saint Francis Health System, 4.00%,
   12/15/07                                 $       505    $        506
                                                           ------------

PENNSYLVANIA (1.6%)
Allegheny County Hospital Development
   Authority, Jefferson Regional, Series
   A, 3.70%, 5/1/14, (LOC: PNC Bank NA),
   (Mandatory Put 5/1/08 @ 100) (a)               2,500           2,500
Higher Educational Facilities
   Authority, Associated Independent
   Colleges, 3.63%, 11/1/32, (LOC:
   Allied Irish Bank PLC), (Mandatory
   Put 11/1/07 @ 100) (a)                         1,850           1,850
Higher Educational Facilities
   Authority, Health System, Series A,
   5.00%, 8/15/07                                   500             500
                                                           ------------
                                                                  4,850
                                                           ------------
TEXAS (0.0%)
Texas Southmost College District, GO,
   AMBAC, 4.25%, 2/15/08                            115             115
                                                           ------------

WASHINGTON (0.5%)
Snohomish County Public Hospital
   District No 2, GO, FGIC, 4.50%,
   12/1/07                                        1,705           1,710
                                                           ------------

WISCONSIN (0.1%)
Waunakee Community School District,
   Series D, 4.25%, 8/15/07                         300             300
                                                           ------------

TOTAL MUNICIPAL BONDS                                            29,821
                                                           ------------

MUNICIPAL DEMAND NOTES (d) (90.3%)
ALABAMA (0.6%)
Stevenson Industrial Development
   Board Environmental Improvement, Mead
   Corp. Project, AMT, 3.68%, 8/1/07,
   (LOC: JP Morgan Chase Bank) (a)                2,000           2,000
                                                           ------------

ARIZONA (1.0%)
Pima County Industrial Development
   Authority, Multi-Family Housing,
   Eastside Apartments, AMT, FNMA,
   3.73%, 8/2/07 (a)                              3,000           3,000
                                                           ------------

ARKANSAS (0.6%)
City of Sheridan, H.H. Robertson Co.
   Project, 3.64%, 8/2/07, (LOC: PNC Bank
   NA) (a)(b)                                     2,000           2,000
                                                           ------------


                                    Continued

                                                          MUNICIPAL MONEY MARKET
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
COLORADO (4.3%)
City of Colorado Springs, Catalono
   Family LLC Project, AMT, 4.10%,
   8/2/07, (LOC: Bank One
   Colorado NA) (a)                         $       665    $        665
City of Colorado Springs, National
   Strength and Condition, 3.71%,
   8/2/07, (LOC: Wells Fargo
   Bank NA) (a)                                     645             645
Commerce City Northern Infrastructure
   General Improvement District, GO,
   3.66%, 8/2/07, (LOC: U.S.
   Bank NA) (a)                                   1,500           1,500
Denver City and County Airport,
   Series C, AMT, 3.66%, 8/1/07,
   (LOC: Societe Generale) (a)                    3,550           3,550
Denver City and County Airport,
   Series F, AMT, 3.66%, 8/1/07,
   (LOC: Societe Generale) (a)                    2,950           2,950
Housing and Finance Authority, High
   Desert Properties Project, Series A, AMT,
   3.71%, 8/2/07, (LOC:
   Wells Fargo Bank NA) (a)                       2,240           2,240
Housing and Finance Authority, Ready
   Foods, Inc. Project, Series A, AMT,
   3.69%, 8/2/07, (LOC: U.S.
   Bank NA) (a)                                   2,000           2,000
                                                           ------------
                                                                 13,550
                                                           ------------
DELAWARE (2.2%)
Sussex County Development, Perdue
   Farms, Inc. Project, AMT, 3.73%,
   8/2/07, (LOC: Rabobank
   Nederland) (a)                                 7,000           7,000
                                                           ------------

FLORIDA (3.3%)
Alachua County Health Facilities
   Authority, 3.70%, 8/1/07,
   (LOC: Suntrust Bank) (a)                         800             800
Collier County Housing Finance
   Authority, Multi-Family Housing,
   AMT, 3.69%, 8/1/07,
   (LOC: PNC Bank NA) (a)                           500             500
Hillsborough County Housing Finance
   Authority Multi-Family Housing,
   AMT, 3.67%, 8/1/07,
   (LOC: Citibank NA) (a)                         1,340           1,340
Ocean Highway and Port Authority,
   AMT, 3.73%, 8/1/07, (LOC:
   Wachovia Bank NA) (a)                          1,705           1,705
Orange County Industrial Development
   Authority, Goodwill Industries, Inc.
   Project, 3.63%, 8/1/07,
   (LOC: Suntrust Bank) (a)                       2,100           2,100
Palm Beach County Housing Finance
   Authority, Multi-Family Housing,
   AMT, 3.72%, 8/1/07,
   (LOC: SunTrust Bank FL) (a)                    3,825           3,825
                                                           ------------
                                                                 10,270
                                                           ------------


                                    Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
GEORGIA (0.9%)
Emanuel County Development Authority,
   Jabo Metal Fabrication Project, AMT,
   3.73%, 8/1/07, (LOC: SunTrust
   Bank) (a)                                $     1,250    $      1,250
Kennesaw Development Authority,
   Multi-Family Housing, Walton
   Ridenour Apartments, AMT, 3.67%,
   8/1/07, (LOC: SunTrust Bank) (a)               1,500           1,500
                                                           ------------
                                                                  2,750
                                                           ------------
IDAHO (0.6%)
Hailey Industrial Development Corp.,
   Rocky Mountain Hardware Project,
   AMT, 3.81%, 8/2/07, (LOC: Wells
   Fargo Bank NA) (a)                             1,000           1,000
Power County, Pollution Control, FMC
   Corp. Project, 3.70%, 8/1/07,
   (LOC: Wachovia Bank NA) (a)                    1,000           1,000
                                                           ------------
                                                                  2,000
                                                           ------------
ILLINOIS (14.5%)
Chicago O'Hare International Airport,
   Compagnie National Air France,
   AMT, 3.70%, 8/1/07, (LOC: Societe
   Generale) (a)                                  2,500           2,500
City of Chicago Solid Waste Disposal,
   Groot Industries, Inc. Project, AMT,
   3.89%, 8/2/07, (LOC: Bank
   One NA) (a)(b)                                 1,400           1,400
City of Crystal Lake Development,
   Millennium Electronics Project, AMT,
   3.83%, 8/2/07, (LOC: U.S.
   Bank NA) (a)                                   1,470           1,470
City of Peoria, Peoria Academy, Inc.
   Project, 3.90%, 8/2/07, (LOC: Bank
   One NA) (a)(b)                                 4,200           4,200
County of Lake, Northpoint Associates
   LLC Project, AMT, 3.73%, 8/1/07,
   (LOC: Northern Trust Co.) (a)                  1,000           1,000
Educational Facilities Authority,
   Field Museum of Natural History,
   3.68%, 8/1/07, (LOC: Northern Trust
   Co.) (a)(b)                                    4,900           4,900
Educational Facilities Authority,
   Lake County Family YMCA, 3.68%,
   8/1/07, (LOC: Harris Trust & Savings
   Bank) (a)                                      1,450           1,450
Finance Authority, Diamond-Star
   Motors Corp. Project, 3.71%, 8/1/07,
   (LOC: Key Bank NA) (a)(b)                        900             900
Finance Authority, Reliable Materials
   Project, AMT, 3.68%, 8/1/07,
   (LOC: M&I Bank) (a)                            3,700           3,700
Finance Authority, Transparent
   Container Project, AMT, 3.68%,
   8/2/07, (LOC: Bank One NA) (a)                 1,615           1,615
Finance Authority, WTVP Channel 47
   Project, Series A, 3.67%, 8/2/07,
   (LOC: Bank of America NA) (a)                  3,650           3,650


                                    Continued

MUNICIPAL MONEY MARKET
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
ILLINOIS, CONTINUED
Lake Villa Allendale Association
   Project, 3.69%, 8/2/07, (LOC: LaSalle
   Bank NA) (a)(b)                          $     4,435    $      4,435
Rock Island County Metropolitan
   Airport Authority, Elliot Aviation,
   AMT, 3.67%, 8/1/07, (LOC: U.S. Bank
   NA) (a)                                        1,235           1,235
Village of Lemont Environmental
   Facilities, Citgo Petroleum Project,
   AMT, 3.74%, 8/1/07, (LOC: Bank of
   New York) (a)                                  6,650           6,650
West Chicago Industrial, Bison Gear
   and Engineering, AMT, 3.67%, 8/2/07,
   (LOC: JP Morgan Chase Bank) (a)                3,984           3,984
Wheeling Industrial, Circuit Service,
   Inc. Project, AMT, 3.95%, 8/2/07,
   (LOC: Bank One Illinois NA) (a)                1,200           1,200
Woodridge Development, Home Run Inn
   Frozen Foods, AMT, 3.90%, 8/2/07,
   (LOC: JP Morgan Chase Bank) (a)                1,000           1,000
                                                           ------------
                                                                 45,289
                                                           ------------
INDIANA (7.1%)
County of St Joseph Family and
   Children's Center Project, 3.71%,
   8/2/07, (LOC: Wells Fargo
   Bank NA) (a)                                   2,100           2,100
Dekko Foundation Educational
   Facilities Tax Exempt Income Trust,
   Series 1, 3.90%, 8/2/07, (LOC: Bank
   One Indiana NA) (a)(b)                           545             545
Development Finance Authority,
   Lutheran Educational Facilities
   Project, 3.64%, 8/2/07, (LOC: National
   City Bank) (a)(b)                              2,390           2,390
Development Finance Authority,
   Regional Council of Carpenters,
   3.74%, 8/2/07, (LOC: National City
   Bank IN) (a)(b)                                1,165           1,165
Development Finance Authority,
   Republic Services, Inc. Project, AMT,
   3.70%, 8/1/07, (LOC: SunTrust
   Bank) (a)                                      9,200           9,200
Development Finance Authority, South
   Central Mental Health, 3.71%, 8/2/07,
   (LOC: Wells Fargo Bank NA) (a)(b)              3,200           3,200
State Finance Authority, Mittal Steel
   USA, AMT, 3.68%, 8/1/07,
   (LOC: Bank of Montreal) (a)                    1,000           1,000
Wabash Economic Development,
   Wabash Alloys Project, AMT,
   3.73%, 8/1/07, (LOC: Fleet
   National Bank) (a)                             2,500           2,500
                                                           ------------
                                                                 22,100
                                                           ------------


                                    Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL DEMAND NOTES, CONTINUED
IOWA (1.7%)
Scott County Industrial, M.A. Ford
   Manufacturing Co., Inc. Project, AMT,
   3.83%, 8/2/07, (LOC: Wells Fargo
   Bank NA) (a)                             $     3,135    $      3,135
Sergeant Bluff Industrial, Sioux City
   Brick and Tile Project, AMT, 3.68%,
   8/2/07, (LOC: U.S. Bank NA) (a)(b)             2,100           2,100
                                                           ------------
                                                                  5,235
                                                           ------------
KENTUCKY (1.6%)
Economic Development Finance
   Authority, Republic Services, Inc.
   Project, AMT, 3.68%, 8/2/07,
   (LOC: Bank One NA) (a)                         1,075           1,075
Economic Development Finance
   Authority, Republic Services, Inc.
   Project, AMT, 3.68%, 8/2/07,
   (LOC: Bank of America NA) (a)                  4,000           4,000
                                                           ------------
                                                                  5,075
                                                           ------------
LOUISIANA (1.1%)
Calcasieu Parish Industrial
   Development Board, Citgo Petroleum
   Corp. Project, AMT, 3.74%, 8/1/07,
   (LOC: BNP Paribas) (a)                         3,500           3,500
                                                           ------------

MAINE (0.3%)
Finance Authority of Maine, William
   Arthur, Inc., AMT, 3.95%, 8/1/07,
   (LOC: Bank One NA) (a)                           800             800
                                                           ------------

MICHIGAN (1.6%)
Macomb County Hospital Finance
   Authority, Mount Clemens General
   Hospital, Series A-1, 3.71%, 8/1/07,
   (LOC: Comerica Bank) (a)                         400             400
State Hospital Finance Authority,
   North Ottawa Care Center, 3.64%,
   8/2/07, (LOC: National City Bank
   Midwest) (a)                                   1,285           1,285
Strategic Fund, Detroit Symphony
   Project, Series B, 3.70%, 8/1/07,
   (LOC: LaSalle Bank Midwest) (a)                  400             400
Strategic Fund, Heartland Goodwill
   Project, 3.63%, 8/2/07, (LOC:
   Standard Federal Bank) (a)                     1,000           1,000
Strategic Fund, J. G. Kern
   Enterprises Project, AMT, 3.68%,
   8/2/07, (LOC: LaSalle Bank
   Midwest) (a)                                   1,150           1,150
Strategic Fund, Orchestra Place
   Renewal Project, 3.62%, 8/2/07,
   (LOC: Standard Federal Bank) (a)                 135             135
Strategic Fund, Peachwood Center
   Associates, 3.63%, 8/1/07,
   (LOC: Standard Federal Bank) (a)                 480             480
                                                           ------------
                                                                  4,850
                                                           ------------


                                    Continued

                                                          MUNICIPAL MONEY MARKET
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                                          (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------

MUNICIPAL DEMAND NOTES, CONTINUED
MINNESOTA (3.6%)
City of Blue Earth Development,
   Nortech Systems, Inc. Project, AMT,
   3.81%, 8/2/07, (LOC: Wells Fargo
   Bank NA) (a)                             $     1,310    $      1,310
City of Minneapolis, Minnehaha
   Academy Project, 3.80%, 8/1/07,
   (LOC: U.S. Bank NA) (a)                        3,500           3,500
Higher Education Facilities
   Authority, Saint Olaf College, 3.70%,
   8/1/07, (LOC: Harris Trust & Savings
   Bank) (a)                                      1,000           1,000
Lauderdale, Children's Home Society
   Project, 3.80%, 8/1/07, (LOC: U.S.
   Bank NA) (a)                                     295             295
Little Canada, Wellington III
   Project, AMT, 3.86%, 8/2/07,
   (LOC: U.S. Bank NA) (a)(b)                       420             420
Roseville Health Care Facilities,
   Presbyterian Homes Project, 3.75%,
   8/1/07, (LOC: U.S. Bank NA) (a)                2,530           2,530
Saint Paul Housing and Redevelopment
   Authority, Kendrick Apartments
   Project, AMT, 3.77%, 8/1/07,
   (LOC: U.S. Bank NA) (a)                          975             975
Saint Paul Port Authority, AMT,
   3.71%, 8/2/07, (LOC: Wells Fargo
   Bank NA) (a)                                   1,245           1,245
                                                           ------------
                                                                 11,275
                                                           ------------
MISSISSIPPI (0.9%)
Business Finance Corp., Calgon Carbon
   Corp. Project, AMT, 3.74%, 8/2/07,
   (LOC: JP Morgan Chase Bank) (a)                2,925           2,925
                                                           ------------

MISSOURI (1.4%)
State Health and Educational
   Facilities Authority, Drury University,
   3.75%, 8/1/07, (LOC: Bank of
   America NA) (a)                                1,000           1,000
State Health and Educational
   Facilities Authority, Drury
   University, 3.75%, 8/1/07,
   (LOC: Bank of America NA) (a)                  1,610           1,610
State Health and Educational
   Facilities Authority, Missouri Valley
   College, 3.75%, 8/1/07, (LOC: U.S.
   Bank NA) (a)                                   1,600           1,600
                                                           ------------
                                                                  4,210
                                                           ------------
MULTI (0.8%)
Revenue Bond Certificate Series Trust
   Various States, Series 2006-6, AMT,
   3.83%, 8/2/07 (a)(b)                           1,000           1,000
Revenue Bond Certificate Series Trust
   Various States, Series 2006, AMT,
   4.17%, 8/2/07 (a)(b)                           1,440           1,440
                                                           ------------
                                                                  2,440
                                                           ------------


                                   Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------

MUNICIPAL DEMAND NOTES, CONTINUED
NEVADA (1.8%)
County of Clark, Nevada Cogeneration
   Project, AMT, 3.75%, 8/1/07,
   (LOC: Canadian Imperial Bank) (a)        $     4,520    $      4,520
Housing Division, Multi-Family
   Housing, Golden Apartments, AMT,
   FHLMC, 3.68%, 8/2/07 (a)                       1,200           1,200
                                                           ------------
                                                                  5,720
                                                           ------------
NEW HAMPSHIRE (0.8%)
Business Finance Authority, Wiggins
   Airway, Inc. Project, AMT, 3.67%,
   8/2/07, (LOC: Bank Boston NA) (a)(b)           2,400           2,400
                                                           ------------

NORTH CAROLINA (10.0%)
Capital Facilities Finance Agency,
   AMT, 3.75%, 8/1/07, (LOC: SunTrust
   Bank) (a)                                      1,550           1,550
Capital Facilities Finance Agency,
   Duke Energy Carolinas Project, AMT,
   3.66%, 8/2/07, (LOC: Wachovia
   Bank NA) (a)                                   4,500           4,500
Capital Facilities Finance Agency,
   Duke Energy Carolinas Project, AMT,
   3.68%, 8/2/07, (LOC: Wachovia
   Bank NA) (a)                                   4,000           4,000
Halifax County Industrial Facilities
   & Pollution Control Financing
   Authority, AMT, 3.72%, 8/1/07,
   (LOC: Dexia Credit Local) (a)                 10,500          10,500
Johnston County Industrial Facilities
   & Pollution Control Financing
   Authority, AMT, 3.81%, 8/2/07,
   (LOC: Wells Fargo Bank NA) (a)                 1,075           1,075
Montgomery County Industrial
   Facilities & Pollution Control
   Financing Auth, AMT, 3.70%, 8/1/07,
   (LOC: SunTrust Bank) (a)                       9,600           9,600
                                                           ------------
                                                                 31,225
                                                           ------------
NORTH DAKOTA (0.2%)
Hebron Industrial, Dacco, Inc.
   Project, AMT, 3.76%, 8/2/07,
   (LOC: U.S. Bank NA) (a)(b)                       520             520
                                                           ------------

OHIO (5.1%)
Air Quality Development Authority,
   Pollution Control, AMT, 3.70%,
   8/1/07, (LOC: Wachovia
   Bank NA) (a)                                   5,835           5,835
Cleveland-Cuyahoga County Port
   Authority, AMT, 3.79%, 8/2/07,
   (LOC: Charter One Bank NA) (a)                 1,800           1,800
Columbiana County, East Liverpool
   Area Y Project, 3.69%, 8/2/07,
   (LOC: National City Bank) (a)                  1,040           1,040
County of Coshocton Hospital
   Facilities, Echoing Hills Village,
   Inc. Project, 3.90%, 8/2/07,
   (LOC: Bank One Columbus NA) (a)(b)               165             165
County of Montgomery Economic
   Development, Benjamin and Marian
   Project, Series A, 3.69%, 8/2/07,
   (LOC: National City Bank) (a)                  1,160           1,160


                                    Continued

MUNICIPAL MONEY MARKET
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------

MUNICIPAL DEMAND NOTES, CONTINUED
OHIO, CONTINUED
County of Montgomery Economic
   Development, The Dayton Art
   Institute, 3.68%, 8/1/07,
   (LOC: National City Bank) (a)            $     1,400    $      1,400
County of Montgomery Health Care,
   Community Blood Center Project,
   3.90%, 8/2/07, (LOC: Bank
   One NA) (a)                                    1,475           1,475
Independence Economic Development,
   Spectrum Investments, Ltd. Project,
   3.69%, 8/2/07, (LOC: U.S.
   Bank NA) (a)                                   2,330           2,330
Summit County Industrial, SSP
   Fittings Corp. Project, 4.05%,
   8/2/07, (LOC: JP Morgan
   Chase Bank) (a)                                  685             685
                                                           ------------
                                                                 15,890
                                                           ------------

OREGON (2.3%)
Port of Portland, AMT, 3.70%, 8/2/07,
   (LOC: Canadian Imperial Bank) (a)              2,000           2,000
State of Oregon Economic Development,
   McFarland Cascade, Series 175, AMT,
   3.76%, 8/2/07, (LOC: U.S.
   Bank NA) (a)(b)                                  500             500
State of Oregon, Newsprint Project,
   Series 197, AMT, 3.75%, 8/1/07,
   (LOC: Toronto Dominion Bank
   (The)) (a)                                     4,800           4,800
                                                           ------------
                                                                  7,300
                                                           ------------
PENNSYLVANIA (2.4%)
Allegheny County Industrial
   Development Authority, Sacred Heart
   High School, 3.64%, 8/2/07,
   (LOC: PNC Bank NA) (a)                         1,200           1,200
Allegheny County Industrial
   Development Authority, Sewickley
   Academy, 3.67%, 8/2/07, (LOC:
   PNC Bank NA) (a)                               1,000           1,000
Berks County Industrial Development
   Authority, AMT, 3.69%, 8/1/07,
   (LOC: PNC Bank NA) (a)                         1,205           1,205
Chester County Industrial Development
   Authority, 3.68%, 8/1/07,
   (LOC: Wachovia Bank NA) (a)                    1,400           1,400
Philadelphia Authority for Industrial
   Development, Newcourtland Elder
   Services Project, 3.68%, 8/1/07,
   (LOC: PNC Bank NA) (a)                         1,400           1,400
Westmoreland County Industrial
   Development Authority, 3.64%,
   8/2/07, (LOC: PNC Bank NA) (a)                 1,425           1,425
                                                           ------------
                                                                  7,630
                                                           ------------


                                    Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------

MUNICIPAL DEMAND NOTES, CONTINUED
SOUTH CAROLINA (0.2%)
South Carolina Jobs-Economic
   Development Authority, AMT, 3.74%,
   8/2/07, (LOC: PNC Bank NA) (a)           $       500    $        500
                                                           ------------

SOUTH DAKOTA (1.6%)
County of Lawrence Solid Waste
   Disposal, Series A, AMT, 3.73%,
   8/1/07, (LOC: JP Morgan Chase
   Bank) (a)                                      5,100           5,100
                                                           ------------

TENNESSEE (1.9%)
Clarksville Public Building
   Authority, 3.67%, 8/1/07,
   (LOC: Bank of America NA) (a)                  1,500           1,500
Covington Industrial Development
   Board, Charms Co. Project, AMT,
   3.73%, 8/1/07, (LOC: Bank of
   America NA) (a)                                2,000           2,000
Greeneville Industrial Development
   Board, Pet, Inc. Project, 3.64%,
   8/2/07 (a)(b)                                    500             500
Lewisburg Industrial Development
   Board, Waste Management, Inc.
   Project, AMT, 3.70%, 8/2/07,
   (LOC: Wachovia Bank NA) (a)                    2,000           2,000
                                                           ------------
                                                                  6,000
                                                           ------------
TEXAS (1.9%)
Sulphur Springs Industrial
   Development Authority, CMH
   Manufacturing, Inc. Project, AMT,
   3.76%, 8/2/07, (LOC: U.S.
   Bank NA) (a)                                   4,030           4,030
Waco Industrial Development Corp.,
   Patriot Homes of Texas Project, AMT,
   3.77%, 8/1/07, (LOC: Wells Fargo
   Bank NA) (a)                                   2,000           2,000
                                                           ------------
                                                                  6,030
                                                           ------------
UTAH (0.8%)
County of Salt Lake, Community
   Foundation Disabled Project, 3.71%,
   8/2/07, (LOC: Wells Fargo
   Bank NA) (a)                                   1,540           1,540
Utah Housing Corp., Multi-Family
   Housing, Pointe Apartments Project,
   AMT, 3.69%, 8/2/07, (LOC: U.S. Bank
   NA) (a)                                        1,100           1,100
                                                           ------------
                                                                  2,640
                                                           ------------
VIRGINIA (2.6%)
Brunswick County Industrial
   Development Authority, Aegis Waste
   Solutions, Inc., AMT, 3.95%, 8/2/07,
   (LOC: Credit Suisse First Boston) (a)          1,000           1,000


                                    Continued

                                                          MUNICIPAL MONEY MARKET
                                    SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                                                   JULY 31, 2007
                                           (AMOUNTS IN THOUSANDS, EXCEPT SHARES)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------

MUNICIPAL DEMAND NOTES, CONTINUED
VIRGINIA, CONTINUED
King George County Industrial
   Development Authority, Birchwood
   Power Partners, AMT, 3.71%, 8/1/07,
   (LOC: Bank of Nova Scotia) (a)           $     4,610    $      4,610
Suffolk Redevelopment and Housing
   Authority, North Beach Apartments,
   3.73%, 8/2/07, (LOC: SunTrust
   Bank) (a)(b)                                   1,300           1,300
Wythe County Industrial Development
   Authority, Klockner-Pentaplast
   America, AMT, 3.78%, 8/2/07,
   (LOC: Deutsche Bank AG) (a)(b)                 1,130           1,130
                                                           ------------
                                                                  8,040
                                                           ------------
WASHINGTON (5.7%)
Economic Development Finance
   Authority, Novelty Hill Properties
   LLC, AMT, 3.73%, 8/2/07, (LOC: U.S.
   Bank NA) (a)                                   3,210           3,210
Health Care Facilities Authority,
   Inland Northwest Blood, 3.67%,
   8/2/07, (LOC: Bank of
   America NA) (a)                                3,970           3,970
Health Care Facilities Authority,
   Swedish Health Services, 3.71%,
   8/1/07, (LOC: Citibank NA) (a)                 4,000           4,000
Kitsap County Industrial Development
   Corp., Cara Land Co. LLC Project,
   AMT, 3.71%, 8/2/07, (LOC: Wells
   Fargo Bank NA) (a)                             2,500           2,500
Pierce County Economic Development
   Corp., Quality Stamping Project, AMT,
   3.71%, 8/2/07, (LOC: Wells Fargo
   Bank NA) (a)                                   2,225           2,225
Seattle Housing Authority, High Point
   Project, AMT, 3.69%, 8/2/07,
   (LOC: Key Bank NA) (a)                         1,500           1,500
Seattle Housing Authority, Rainier
   Vista Project, AMT, 3.73%, 8/2/07,
   (LOC: Key Bank) (a)                              400             400
                                                           ------------
                                                                 17,805
                                                           ------------
WISCONSIN (2.0%)
Manitowoc Development, Cher-Make
   Sausage Co. Project, AMT, 3.83%,
   8/2/07, (LOC: U.S. Bank NA) (a)                2,190           2,190
Oconomowoc Community Development
   Authority, AMT, 3.70%, 8/2/07,
   (LOC: LaSalle Bank NA) (a)                     1,200           1,200
Onalaska Industrial, Empire Screen
   Printing Project, AMT, 3.83%, 8/2/07,
   (LOC: U.S. Bank NA) (a)                        1,000           1,000
West Bend Industrial, Jackson
   Concrete, Inc. Project, AMT, 3.83%,
   8/2/07, (LOC: U.S. Bank NA) (a)                1,750           1,750
                                                           ------------
                                                                  6,140
                                                           ------------


                                    Continued


                                              PRINCIPAL
                                                 AMOUNT           VALUE
-----------------------------------------------------------------------

MUNICIPAL DEMAND NOTES, CONTINUED
WYOMING (2.9%)
County of Sweetwater, Environment,
   Pacificorp Project, AMT, 3.79%,
   8/1/07, (LOC: Barclays Bank PLC) (a)     $     9,100    $      9,100
                                                           ------------

TOTAL MUNICIPAL DEMAND NOTES                                    282,309
                                                           ------------


                                                 SHARES
                                           ------------

MONEY MARKETS (c) (0.0%)
AIM TFIT Tax-Free Cash Reserve
   Portfolio                                      1,211               1
Dreyfus Tax Exempt Cash
   Management Fund                                  535               1
Goldman Sachs Financial Square
   Tax-Free Money Market Fund                    49,434              49
                                                           ------------

TOTAL MONEY MARKETS                                                  51
                                                           ------------

TOTAL INVESTMENTS (COST $312,181)+ - 99.9%                      312,181

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                        355
                                                           ------------

NET ASSETS - 100.0%                                        $    312,536
                                                           ============

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

+    Also represents cost for federal income tax purposes.

(a) Variable rate security. Rate presented represents rate in effect at July 31, 2007.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Investment is in Institutional Shares of underlying fund/portfolio.

(d)  Maturity date is next rate reset date.


The following abbreviations are used in the Schedule of Portfolio Investments:
AMT - Alternative Minimum Tax Paper
AMBAC - American Municipal Bond Assurance Corp.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
GO - General Obligation
LOC - Letter of Credit


                 See notes to schedules of portfolio investments
                       and notes to financial statements.

FIFTH THIRD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2007
(AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                                                      INSTITUTIONAL
                                                                                        GOVERNMENT
                                                           PRIME       INSTITUTIONAL      MONEY
ASSETS:                                                MONEY MARKET    MONEY MARKET       MARKET
                                                       ------------    -------------  -------------
Investments, at amortized cost and value                $1,125,554      $1,765,211      $394,846
Repurchase agreement, at cost and value                    111,487         301,160       459,184
                                                        ----------      ----------      --------
   Total Investments                                     1,237,041       2,066,371       854,030

Cash                                                            35              --^            1
Interest receivable                                          5,053           9,698         3,353
Receivable for Fund shares sold                                195             168            --
Prepaid expenses and other assets                               36              11            19
                                                        ----------      ----------      --------
   Total Assets                                          1,242,360       2,076,248       857,403
                                                        ----------      ----------      --------

LIABILITIES:
Cash overdraft                                                  --              --            --
Distributions payable                                        2,175           4,350         2,341
Payable for investments purchased                            4,965           5,611            --
Payable for Fund shares redeemed                               250              90            --
Accrued expenses and other payables:
   Payable to Advisor and affiliates                           525             258           115
   Distribution and administration services fees               139              63            57
   Other                                                       186              47            27
                                                        ----------      ----------      --------
   Total Liabilities                                         8,240          10,419         2,540
                                                        ----------      ----------      --------

NET ASSETS:
Paid-in capital                                         $1,233,648      $2,065,780      $854,852
Accumulated net investment income                              564              50            11
Accumulated net realized gain (loss)
   from investment transactions                                (92)             (1)           --^
                                                        ----------      ----------      --------
   Net Assets                                           $1,234,120      $2,065,829      $854,863
                                                        ==========      ==========      ========

NET ASSETS:
   Institutional Shares                                 $  605,987      $1,687,392      $487,057
   Class A Shares                                          625,362              NA            NA
   Class B Shares                                            1,468              NA            NA
   Class C Shares                                            1,066              NA            NA
   Advisor Shares                                              237              NA            NA
   Select Shares                                                NA          59,901        13,983
   Preferred Shares                                             NA          87,627       225,141
   Trust Shares                                                 NA         230,909       128,682
                                                        ----------      ----------      --------
   Total                                                $1,234,120      $2,065,829      $854,863
                                                        ==========      ==========      ========

Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value):
   Institutional Shares                                    605,792       1,687,368       487,055
   Class A Shares                                          625,128              NA            NA
   Class B Shares                                            1,468              NA            NA
   Class C Shares                                            1,066              NA            NA
   Advisor Shares                                              237              NA            NA
   Select Shares                                                NA          59,898        13,982
   Preferred Shares                                             NA          87,619       225,138
   Trust Shares                                                 NA         230,897       128,680
                                                        ----------      ----------      --------
   Total                                                 1,233,691       2,065,782       854,855
                                                        ==========      ==========      ========

NET ASSET VALUE
Offering and redemption price per share-Institutional
   Shares, Class A Shares, Class B Shares,
   Class C Shares, Advisor Shares, Select Shares,
   Preferred Shares and Trust Shares (a)                $     1.00      $     1.00      $   1.00
                                                        ==========      ==========      ========
                                                        GOVERNMENT       U.S. TREASURY
ASSETS:                                                MONEY MARKET       MONEY MARKET
                                                       ------------       ------------
Investments, at amortized cost and value                 $237,375          $  137,031
Repurchase agreement, at cost and value                        --             897,609
                                                         --------          ----------
   Total Investments                                      237,375           1,034,640

Cash                                                            1                  52
Interest receivable                                         1,002               1,663
Receivable for Fund shares sold                                 2                  28
Prepaid expenses and other assets                              20                  11
                                                         --------          ----------
   Total Assets                                           238,400           1,036,394
                                                         --------          ----------

LIABILITIES:
Cash overdraft                                                 --                  --
Distributions payable                                         600               4,442
Payable for investments purchased                              --                  --
Payable for Fund shares redeemed                               --                  19
Accrued expenses and other payables:
   Payable to Advisor and affiliates                          100                 143
   Distribution and administration services fees               12                  92
   Other                                                        8                 112
                                                         --------          ----------
   Total Liabilities                                          720               4,808
                                                         --------          ----------

NET ASSETS:
Paid-in capital                                          $237,189          $1,031,033
Accumulated net investment income                             493                 674
Accumulated net realized gain (loss)
   from investment transactions                                (2)               (121)
                                                         --------          ----------
   Net Assets                                            $237,680          $1,031,586
                                                         ========          ==========

NET ASSETS:
   Institutional Shares                                  $141,108            $420,260
   Class A Shares                                          96,572                  NA
   Class B Shares                                              NA                  NA
   Class C Shares                                              NA                  NA
   Advisor Shares                                              NA                  NA
   Select Shares                                               NA              63,885
   Preferred Shares                                            NA             472,893
   Trust Shares                                                NA              74,548
                                                         --------          ----------
   Total                                                 $237,680          $1,031,586
                                                         ========          ==========

Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value):
   Institutional Shares                                   140,877             419,911
   Class A Shares                                          96,436                  NA
   Class B Shares                                              NA                  NA
   Class C Shares                                              NA                  NA
   Advisor Shares                                              NA                  NA
   Select Shares                                               NA              63,839
   Preferred Shares                                            NA             472,551
   Trust Shares                                                NA              74,493
                                                         --------          ----------
   Total                                                  237,313           1,030,794
                                                         ========          ==========

NET ASSET VALUE
Offering and redemption price per share-Institutional
   Shares, Class A Shares, Class B Shares,
   Class C Shares, Advisor Shares, Select Shares,
   Preferred Shares and Trust Shares (a)                 $   1.00          $     1.00
                                                         ========          ==========

                                                       MICHIGAN MUNICIPAL      MUNICIPAL
ASSETS:                                                    MONEY MARKET      MONEY MARKET
                                                       ------------------    ------------
Investments, at amortized cost and value                   $210,186           $312,181
Repurchase agreement, at cost and value                          --                 --
                                                           --------           --------
   Total Investments                                        210,186            312,181

Cash                                                             --                 --
Interest receivable                                             986              1,177
Receivable for Fund shares sold                                  --                 --
Prepaid expenses and other assets                                 2                 24
                                                           --------           --------
   Total Assets                                             211,174            313,382
                                                           --------           --------

LIABILITIES:
Cash overdraft                                                   --                  3
Distributions payable                                           389                776
Payable for investments purchased                                --                 --
Payable for Fund shares redeemed                                 --                  1
Accrued expenses and other payables:
   Payable to Advisor and affiliates                             89                 31
   Distribution and administration services fees                  2                 14
   Other                                                         14                 21
                                                           --------           --------
   Total Liabilities                                            494                846
                                                           --------           --------

NET ASSETS:
Paid-in capital                                            $210,688           $312,453
Accumulated net investment income                                (8)                80
Accumulated net realized gain (loss)
   from investment transactions                                  --                  3
                                                           --------           --------
   Net Assets                                              $210,680           $312,536
                                                           ========           ========

NET ASSETS:
   Institutional Shares                                    $195,970           $230,703
   Class A Shares                                            14,710             38,516
   Class B Shares                                                NA                 NA
   Class C Shares                                                NA                 NA
   Advisor Shares                                                NA                 NA
   Select Shares                                                 NA             10,198
   Preferred Shares                                              NA              1,398
   Trust Shares                                                  NA             31,721
                                                           --------           --------
   Total                                                   $210,680           $312,536
                                                           ========           ========

Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value):
   Institutional Shares                                     195,930            230,634
   Class A Shares                                            14,708             38,518
   Class B Shares                                                NA                 NA
   Class C Shares                                                NA                 NA
   Advisor Shares                                                NA                 NA
   Select Shares                                                 NA             10,195
   Preferred Shares                                              NA              1,398
   Trust Shares                                                  NA             31,712
                                                           --------           --------
   Total                                                    210,638            312,457
                                                           ========           ========

NET ASSET VALUE
Offering and redemption price per share-Institutional
   Shares, Class A Shares, Class B Shares,
   Class C Shares, Advisor Shares, Select Shares,
   Preferred Shares and Trust Shares (a)                   $   1.00           $   1.00
                                                           ========           ========

----------
(a) Redemption price per share for Class B Shares and Class C Shares varies by length of time shares are held.
^    Amount is less than five hundred dollars.

                       See notes to financial statements.


                                  26-27 spread

FIFTH THIRD FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2007
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                 INSTITUTIONAL
                                                                                   GOVERNMENT
                                                      PRIME      INSTITUTIONAL      MONEY
                                                  MONEY MARKET   MONEY MARKET       MARKET
                                                  ------------   -------------   -------------
INVESTMENT INCOME:
Interest income                                     $62,312        $97,797          $38,380
Dividend income                                          73            227               85
                                                    -------        -------          -------
   Total Income                                      62,385         98,024           38,465
                                                    -------        -------          -------

EXPENSES:
Investment advisory fees                              4,653          7,330            2,910
Administration fees                                   2,014          3,173            1,260
Distribution services fees-Class A                    1,433             NA               NA
Distribution services fees-Class B                       12             NA               NA
Distribution services fees-Class C                        9             NA               NA
Distribution services fees-Advisor Shares                 9             NA               NA
Administrative services fees-Class C                      3             NA               NA
Administrative services fees-Select Shares               NA             37               12
Administrative services fees-Preferred Shares            NA            175              348
Administrative services fees-Trust Shares                NA            523              277
Accounting fees                                         223            278              157
Registration and filing fees                             54             33               27
Transfer and dividend disbursing agent fees             233            340              145
Custody fees                                             53             72               41
Trustees' fees and expenses                              64             98               39
Other expenses                                          348            415              200
                                                    -------        -------          -------
     Total Expenses                                   9,108         12,474            5,416
                                                    -------        -------          -------
   Less: Waiver and/or reimbursement from Advisor
     and/or affiliates                               (1,361)        (7,914)          (3,256)
   Distribution services-Class A Shares waived           --             --               --
                                                    -------        -------          -------
     Net Expenses                                     7,747          4,560            2,160
                                                    -------        -------          -------
Net Investment Income                                54,638         93,464           36,305
                                                    -------        -------          -------
Net realized gains on investments                        --^            --^              --^
Increase from payment by the Advisor                    479             --               --
                                                    -------        -------          -------
Change in net assets resulting from operations      $55,117        $93,464          $36,305
                                                    =======        =======          =======

                                                    GOVERNMENT    U.S. TREASURY
                                                    MONEY MARKET   MONEY MARKET
                                                    ------------  -------------
INVESTMENT INCOME:
Interest income                                       $11,435         $59,312
Dividend income                                           420             122
                                                      -------         -------
   Total Income                                        11,855          59,434
                                                      -------         -------

EXPENSES:
Investment advisory fees                                  905           4,545
Administration fees                                       392           1,968
Distribution services fees-Class A                        210              NA
Distribution services fees-Class B                         NA              NA
Distribution services fees-Class C                         NA              NA
Distribution services fees-Advisor Shares                  NA              NA
Administrative services fees-Class C                       NA              NA
Administrative services fees-Select Shares                 NA              54
Administrative services fees-Preferred Shares              NA             856
Administrative services fees-Trust Shares                  NA             197
Accounting fees                                            53             212
Registration and filing fees                               24              27
Transfer and dividend disbursing agent fees                60             223
Custody fees                                               22              64
Trustees' fees and expenses                                12              62
Other expenses                                             67             330
                                                      -------         -------
     Total Expenses                                     1,745           8,538
                                                      -------         -------
   Less: Waiver and/or reimbursement from Advisor
     and/or affiliates                                   (222)         (5,051)
   Distribution services-Class A Shares waived            (84)             --
                                                      -------         -------
     Net Expenses                                       1,439           3,487
                                                      -------         -------
Net Investment Income                                  10,416          55,947
                                                      -------         -------
Net realized gains on investments                          --^             20
Increase from payment by the Advisor                      404             665
                                                      -------         -------
Change in net assets resulting from operations        $10,820         $56,632
                                                      =======         =======
                                                     MICHIGAN MUNICIPAL    MUNICIPAL
                                                         MONEY MARKET    MONEY MARKET
                                                     ------------------  ------------
INVESTMENT INCOME:
Interest income                                            $7,233           $10,770
Dividend income                                                40                57
                                                           ------           -------
   Total Income                                             7,273            10,827
                                                           ------           -------

EXPENSES:
Investment advisory fees                                      784             1,461
Administration fees                                           339               506
Distribution services fees-Class A                             15                78
Distribution services fees-Class B                             NA                NA
Distribution services fees-Class C                             NA                NA
Distribution services fees-Advisor Shares                      NA                NA
Administrative services fees-Class C                           NA                NA
Administrative services fees-Select Shares                     NA                 8
Administrative services fees-Preferred Shares                  NA                 3
Administrative services fees-Trust Shares                      NA                86
Accounting fees                                                47                96
Registration and filing fees                                    6                29
Transfer and dividend disbursing agent fees                    44                63
Custody fees                                                   23                29
Trustees' fees and expenses                                    11                16
Other expenses                                                 59                96
                                                           ------           -------
     Total Expenses                                         1,328             2,471
                                                           ------           -------
   Less: Waiver and/or reimbursement from Advisor
     and/or affiliates                                       (256)           (1,683)
   Distribution services-Class A Shares waived                 (5)               --
                                                           ------           -------
     Net Expenses                                           1,067               788
                                                           ------           -------
Net Investment Income                                       6,206            10,039
                                                           ------           -------
Net realized gains on investments                              --                 6
Increase from payment by the Advisor                           --                81
                                                           ------           -------
Change in net assets resulting from operations             $6,206           $10,126
                                                           ======           =======

----------
^    Amount is less than five hundred dollars.


                       See notes to financial statements.


                                  28-29 spread

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                     PRIME                   INSTITUTIONAL
                                                  MONEY MARKET               MONEY MARKET
                                            ------------------------    ------------------------
                                                YEAR         YEAR           YEAR         YEAR
                                                ENDED        ENDED         ENDED         ENDED
                                              JULY 31,      JULY 31,      JULY 31,      JULY 31,
                                                2007         2006          2007          2006
                                            ----------    ----------    ----------    ----------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                     $   54,638    $   48,464    $   93,464    $   57,912
  Net realized gains from
   investment transactions                          -- ^           7            -- ^          --
  Increase from payment by the Advisor             479            --            --            --
                                            ----------    ----------    ----------    ----------
Change in net assets resulting
  from operations                               55,117        48,471        93,464        57,912
                                            ----------    ----------    ----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET
   INVESTMENT INCOME:
  Institutional Shares                         (28,254)      (32,705)      (75,047)      (53,024)
  Class A Shares                               (26,216)      (15,668)           NA            NA
  Class B Shares                                   (46)          (27)           NA            NA
  Class C Shares                                   (46)          (35)           NA            NA
  Advisor Shares                                   (77)          (29)           NA            NA
  Select Shares                                     NA            NA        (2,361)       (1,225)
  Preferred Shares                                  NA            NA        (5,814)       (1,409)
  Trust Shares                                      NA            NA       (10,222)       (2,254)
                                            ----------    ----------    ----------    ----------
  Change in net assets from
   shareholder distributions                   (54,639)      (48,464)      (93,444)      (57,912)
                                            ----------    ----------    ----------    ----------

  Change in net assets from Fund
   share transactions                          211,185      (403,532)      507,576       408,824
                                            ----------    ----------    ----------    ----------
  Change in net assets                         211,663      (403,525)      507,596       408,824

NET ASSETS:
Beginning of period                          1,022,457     1,425,982     1,558,233     1,149,409
                                            ----------    ----------    ----------    ----------
End of period                               $1,234,120    $1,022,457    $2,065,829    $1,558,233
                                            ==========    ==========    ==========    ==========

Accumulated Net Investment Income/(Loss)    $      564    $       86    $       50    $       29
                                            ==========    ==========    ==========    ==========
                                        INSTITUTIONAL GOVERNMENT            GOVERNMENT
                                              MONEY MARKET                  MONEY MARKET
                                       -------------------------    -------------------------
                                          YEAR           YEAR          YEAR           YEAR
                                          ENDED          ENDED         ENDED          ENDED
                                         JULY 31,       JULY 31,      JULY 31,       JULY 31,
                                          2007           2006          2007           2006
                                       ----------     ----------    ----------     ----------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                $   36,305     $   25,488    $   10,416     $    8,203
  Net realized gains from
    investment transactions                    -- ^           --            -- ^           -- ^
  Increase from payment by
    the Advisor                                --             --           404             --
                                       ----------     ----------    ----------     ----------
Change in net assets resulting
  from operations                          36,305         25,488        10,820          8,203
                                       ----------     ----------    ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET
   INVESTMENT INCOME:
  Institutional Shares                    (18,791)       (11,623)       (6,614)        (5,198)
  Class A Shares                               NA             NA        (3,778)        (2,969)
  Class B Shares                               NA             NA            NA             NA
  Class C Shares                               NA             NA            NA             NA
  Advisor Shares                               NA             NA            NA             NA
  Select Shares                              (728)          (153)           NA             NA
  Preferred Shares                        (11,433)        (9,199)           NA             NA
  Trust Shares                             (5,350)        (4,513)           NA             NA
                                       ----------     ----------    ----------     ----------
  Change in net assets from
   shareholder distributions              (36,302)       (25,488)      (10,392)        (8,167)
                                       ----------     ----------    ----------     ----------

  Change in net assets from Fund
   share transactions                     257,928        (19,249)       36,819        (39,006)
                                       ----------     ----------    ----------     ----------
  Change in net assets                    257,931        (19,249)       37,247        (38,970)

NET ASSETS:
Beginning of period                       596,932        616,181       200,433        239,403
                                       ----------     ----------    ----------     ----------
End of period                          $  854,863     $  596,932    $  237,680     $  200,433
                                       ==========     ==========    ==========     ==========

Accumulated Net Investment
  Income/(Loss)                        $       11     $        8    $      493     $       64
                                       ==========     ==========    ==========     ==========
                                            U.S. TREASURY               MICHIGAN MUNICIPAL
                                            MONEY MARKET                   MONEY MARKET
                                       -----------------------       ------------------------
                                          YEAR         YEAR             YEAR          YEAR
                                          ENDED        ENDED            ENDED         ENDED
                                         JULY 31,     JULY 31,         JULY 31,      JULY 31,
                                          2007         2006             2007          2006
                                       ----------   ----------       ----------    ----------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                $   55,947   $   46,673       $    6,206    $    4,707
  Net realized gains from
    investment transactions                    20            2               --            --^
  Increase from payment by
    the Advisor                               665           --               --            --
                                       ----------   ----------       ----------    ----------
Change in net assets resulting
  from operations                          56,632       46,675            6,206         4,707
                                       ----------   ----------       ----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET
   INVESTMENT INCOME:
  Institutional Shares                    (21,023)     (15,029)          (6,030)       (4,693)
  Class A Shares                               NA           NA             (175)          (14)
  Class B Shares                               NA           NA               NA            NA
  Class C Shares                               NA           NA               NA            NA
  Advisor Shares                               NA           NA               NA            NA
  Select Shares                            (3,333)      (2,824)              NA            NA
  Preferred Shares                        (27,813)     (24,294)              NA            NA
  Trust Shares                             (3,770)      (4,526)              NA            NA
                                       ----------   ----------       ----------    ----------
  Change in net assets from
   shareholder distributions              (55,939)     (46,673)          (6,205)       (4,707)
                                       ----------   ----------       ----------    ----------

  Change in net assets from Fund
   share transactions                    (156,176)     (76,394)          19,298        26,867
                                       ----------   ----------       ----------    ----------
  Change in net assets                   (155,483)     (76,392)          19,299        26,867

NET ASSETS:
Beginning of period                     1,187,069    1,263,461          191,381       164,514
                                       ----------   ----------       ----------    ----------
End of period                          $1,031,586   $1,187,069       $  210,680    $  191,381
                                       ==========   ==========       ==========    ==========

Accumulated Net Investment
  Income/(Loss)                        $      674   $        1       $       (8)   $      (10)
                                       ==========   ==========       ==========    ==========
                                                        MUNICIPAL
                                                      MONEY MARKET
                                                ------------------------
                                                   YEAR          YEAR
                                                   ENDED         ENDED
                                                  JULY 31,      JULY 31,
                                                   2007          2006
                                                ----------    ----------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income                         $   10,039    $    6,296
  Net realized gains from
   investment transactions                               6             2
  Increase from payment by the Advisor                  81            --
                                                ----------    ----------
Change in net assets resulting
  from operations                                   10,126         6,298
                                                ----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET
   INVESTMENT INCOME:
  Institutional Shares                              (7,506)       (5,331)
  Class A Shares                                    (1,008)         (622)
  Class B Shares                                        NA            NA
  Class C Shares                                        NA            NA
  Advisor Shares                                        NA            NA
  Select Shares                                       (347)          (64)
  Preferred Shares                                     (64)          (14)
  Trust Shares                                      (1,115)         (265)
                                                ----------    ----------
  Change in net assets from
   shareholder distributions                       (10,040)       (6,296)
                                                ----------    ----------

  Change in net assets from Fund
   share transactions                               31,447        58,909
                                                ----------    ----------
  Change in net assets                              31,533        58,911

NET ASSETS:
Beginning of period                                281,003       222,092
                                                ----------    ----------
End of period                                   $  312,536    $  281,003
                                                ==========    ==========

Accumulated Net Investment Income/(Loss)        $       80    $       --^
                                                ==========    ==========

----------
^    Amount is less than five hundred dollars.


                       See notes to financial statements.


                                  30-31 spread

FIFTH THIRD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- FUND SHARE TRANSACTIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

                                          PRIME                 INSTITUTIONAL
                                      MONEY MARKET              MONEY MARKET
                                 -----------------------   -----------------------
                                    YEAR         YEAR          YEAR         YEAR
                                    ENDED        ENDED         ENDED        ENDED
                                  JULY 31,     JULY 31,      JULY 31,     JULY 31,
                                    2007         2006          2007         2006
                                 ----------   ----------   ----------   ----------
SHARE TRANSACTIONS:*
Institutional Shares
  Shares issued                   2,013,773    1,629,794    6,970,997    5,892,873
  Dividends reinvested                5,181        4,695       34,131       26,298
  Shares redeemed                (1,976,758)  (2,029,677)  (6,581,343)  (5,732,822)
                                 ----------   ----------   ----------   ----------
  Total Institutional Shares         42,196     (395,188)     423,785      186,349
                                 ----------   ----------   ----------   ----------

Class A Shares
  Shares issued                     713,017      651,274           NA           NA
  Dividends reinvested               24,502       16,625           NA           NA
  Shares redeemed                  (567,575)    (677,111)          NA           NA
                                 ----------   ----------   ----------   ----------
  Total Class A Shares              169,944       (9,212)          NA           NA
                                 ----------   ----------   ----------   ----------

Class B Shares
  Shares issued                         719          830           NA           NA
  Dividends reinvested                   24           20           NA           NA
  Shares redeemed                      (493)        (973)          NA           NA
                                 ----------   ----------   ----------   ----------
  Total Class B Shares                  250         (123)          NA           NA
                                 ----------   ----------   ----------   ----------

Class C Shares
  Shares issued                       1,035        1,418           NA           NA
  Dividends reinvested                   43           36           NA           NA
  Shares redeemed                      (892)      (2,049)          NA           NA
                                 ----------   ----------   ----------   ----------
  Total Class C Shares                  186         (595)          NA           NA
                                 ----------   ----------   ----------   ----------

Advisor Shares
  Shares issued                       3,062        3,359           NA           NA
  Dividends reinvested                   77           29           NA           NA
  Shares redeemed                    (4,530)      (1,802)          NA           NA
                                 ----------   ----------   ----------   ----------
  Total Advisor Shares               (1,391)       1,586           NA           NA
                                 ----------   ----------   ----------   ----------

Select Shares
  Shares issued                          NA           NA      228,248      119,127
  Dividends reinvested                   NA           NA        1,741        1,084
  Shares redeemed                        NA           NA     (205,670)    (108,556)
                                 ----------   ----------   ----------   ----------
  Total Select Shares                    NA           NA       24,319       11,655
                                 ----------   ----------   ----------   ----------

Preferred Shares
  Shares issued                          NA           NA      523,728      295,319
  Dividends reinvested                   NA           NA        5,486        1,297
  Shares redeemed                        NA           NA     (539,857)    (221,531)
                                 ----------   ----------   ----------   ----------
  Total Preferred Shares                 NA           NA      (10,643)      75,085
                                 ----------   ----------   ----------   ----------

Trust Shares
  Shares issued                          NA           NA      406,473      392,172
  Dividends reinvested                   NA           NA          976          981
  Shares redeemed                        NA           NA     (337,334)    (257,418)
                                 ----------   ----------   ----------   ----------
  Total Trust Shares                     NA           NA       70,115      135,735
                                 ----------   ----------   ----------   ----------

                                   INSTITUTIONAL GOVERNMENT         GOVERNMENT
                                        MONEY MARKET               MONEY MARKET
                                   ----------------------     ---------------------
                                       YEAR        YEAR         YEAR         YEAR
                                       ENDED       ENDED        ENDED        ENDED
                                     JULY 31,    JULY 31,     JULY 31,     JULY 31,
                                       2007        2006         2007         2006
                                   ----------   ----------    --------     --------
SHARE TRANSACTIONS:*
Institutional Shares
  Shares issued                     2,062,016    1,832,832     248,661      281,380
  Dividends reinvested                  3,915        2,029          54           56
  Shares redeemed                  (1,883,205)  (1,795,236)   (235,396)    (297,949)
                                   ----------   ----------    --------     --------
  Total Institutional Shares          182,726       39,625      13,319      (16,513)
                                   ----------   ----------    --------     --------

Class A Shares
  Shares issued                            NA           NA     144,749       83,238
  Dividends reinvested                     NA           NA       3,441        2,860
  Shares redeemed                          NA           NA    (124,690)    (108,591)
                                   ----------   ----------    --------     --------
  Total Class A Shares                     NA           NA      23,500      (22,493)
                                   ----------   ----------    --------     --------

Class B Shares
  Shares issued                            NA           NA          NA           NA
  Dividends reinvested                     NA           NA          NA           NA
  Shares redeemed                          NA           NA          NA           NA
                                   ----------   ----------    --------     --------
  Total Class B Shares                     NA           NA          NA           NA
                                   ----------   ----------    --------     --------

Class C Shares
  Shares issued                            NA           NA          NA           NA
  Dividends reinvested                     NA           NA          NA           NA
  Shares redeemed                          NA           NA          NA           NA
                                   ----------   ----------    --------     --------
  Total Class C Shares                     NA           NA          NA           NA
                                   ----------   ----------    --------     --------

Advisor Shares
  Shares issued                            NA           NA          NA           NA
  Dividends reinvested                     NA           NA          NA           NA
  Shares redeemed                          NA           NA          NA           NA
                                   ----------   ----------    --------     --------
  Total Advisor Shares                     NA           NA          NA           NA
                                   ----------   ----------    --------     --------

Select Shares
  Shares issued                        34,585       16,859          NA           NA
  Dividends reinvested                     95           --          NA           NA
  Shares redeemed                     (27,035)     (12,698)         NA           NA
                                   ----------   ----------    --------     --------
  Total Select Shares                   7,645        4,161          NA           NA
                                   ----------   ----------    --------     --------

Preferred Shares
  Shares issued                     1,050,752    1,001,430          NA           NA
  Dividends reinvested                  6,798        5,130          NA           NA
  Shares redeemed                  (1,022,671)  (1,044,855)         NA           NA
                                   ----------   ----------    --------     --------
  Total Preferred Shares               34,879      (38,295)         NA           NA
                                   ----------   ----------    --------     --------

Trust Shares
  Shares issued                       200,949      263,920          NA           NA
  Dividends reinvested                    674          490          NA           NA
  Shares redeemed                    (168,945)    (289,150)         NA           NA
                                   ----------   ----------    --------     --------
  Total Trust Shares                   32,678      (24,740)         NA           NA
                                   ----------   ----------    --------     --------
                                         U.S. TREASURY          MICHIGAN MUNICIPAL
                                         MONEY MARKET               MONEY MARKET
                                   -----------------------     ---------------------
                                       YEAR         YEAR         YEAR         YEAR
                                       ENDED        ENDED        ENDED        ENDED
                                     JULY 31,     JULY 31,     JULY 31,     JULY 31,
                                       2007         2006         2007         2006
                                   ----------   ----------     --------     --------
SHARE TRANSACTIONS:*
Institutional Shares
  Shares issued                       901,052    1,004,979      462,394      436,822
  Dividends reinvested                  2,671        1,415        1,937        1,729
  Shares redeemed                    (870,501)    (915,221)    (458,054)    (413,261)
                                   ----------   ----------     --------     --------
  Total Institutional Shares           33,222       91,173        6,277       25,290
                                   ----------   ----------     --------     --------

Class A Shares
  Shares issued                            NA           NA       35,068       11,463
  Dividends reinvested                     NA           NA          175           13
  Shares redeemed                          NA           NA      (22,222)      (9,899)
                                   ----------   ----------     --------     --------
  Total Class A Shares                     NA           NA       13,021        1,577
                                   ----------   ----------     --------     --------

Class B Shares
  Shares issued                            NA           NA           NA           NA
  Dividends reinvested                     NA           NA           NA           NA
  Shares redeemed                          NA           NA           NA           NA
                                   ----------   ----------     --------     --------
  Total Class B Shares                     NA           NA           NA           NA
                                   ----------   ----------     --------     --------

Class C Shares
  Shares issued                            NA           NA           NA           NA
  Dividends reinvested                     NA           NA           NA           NA
  Shares redeemed                          NA           NA           NA           NA
                                   ----------   ----------     --------     --------
  Total Class C Shares                     NA           NA           NA           NA
                                   ----------   ----------     --------     --------

Advisor Shares
  Shares issued                            NA           NA           NA           NA
  Dividends reinvested                     NA           NA           NA           NA
  Shares redeemed                          NA           NA           NA           NA
                                   ----------   ----------     --------     --------
  Total Advisor Shares                     NA           NA           NA           NA
                                   ----------   ----------     --------     --------

Select Shares
  Shares issued                       460,676      516,145           NA           NA
  Dividends reinvested                     --           --           NA           NA
  Shares redeemed                    (458,826)    (537,325)          NA           NA
                                   ----------   ----------     --------     --------
  Total Select Shares                   1,850      (21,180)          NA           NA
                                   ----------   ----------     --------     --------

Preferred Shares
  Shares issued                     3,869,085    3,762,766           NA           NA
  Dividends reinvested                  4,702        5,206           NA           NA
  Shares redeemed                  (4,026,407)  (3,909,465)          NA           NA
                                   ----------   ----------     --------     --------
  Total Preferred Shares             (152,620)    (141,493)          NA           NA
                                   ----------   ----------     --------     --------

Trust Shares
  Shares issued                       376,505      398,521           NA           NA
  Dividends reinvested                     --            7           NA           NA
  Shares redeemed                    (415,133)    (403,422)          NA           NA
                                   ----------   ----------     --------     --------
  Total Trust Shares                  (38,628)      (4,894)          NA           NA
                                   ----------   ----------     --------     --------
                                            MUNICIPAL
                                           MONEY MARKET
                                      ---------------------
                                        YEAR         YEAR
                                        ENDED        ENDED
                                      JULY 31,     JULY 31,
                                        2007         2006
                                      --------     --------
SHARE TRANSACTIONS:*
Institutional Shares
  Shares issued                        508,704      735,196
  Dividends reinvested                     760          729
  Shares redeemed                     (493,820)    (708,761)
                                      --------     --------
  Total Institutional Shares            15,644       27,164
                                      --------     --------

Class A Shares
  Shares issued                        141,052      128,704
  Dividends reinvested                     940          629
  Shares redeemed                     (130,513)    (127,822)
                                      --------     --------
  Total Class A Shares                  11,479        1,511
                                      --------     --------

Class B Shares
  Shares issued                             NA           NA
  Dividends reinvested                      NA           NA
  Shares redeemed                           NA           NA
                                      --------     --------
  Total Class B Shares                      NA           NA
                                      --------     --------

Class C Shares
  Shares issued                             NA           NA
  Dividends reinvested                      NA           NA
  Shares redeemed                           NA           NA
                                      --------     --------
  Total Class C Shares                      NA           NA
                                      --------     --------

Advisor Shares
  Shares issued                             NA           NA
  Dividends reinvested                      NA           NA
  Shares redeemed                           NA           NA
                                      --------     --------
  Total Advisor Shares                      NA           NA
                                      --------     --------

Select Shares
  Shares issued                         42,758       23,889
  Dividends reinvested                       5            1
  Shares redeemed                      (43,119)     (13,425)
                                      --------     --------
  Total Select Shares                     (356)      10,465
                                      --------     --------

Preferred Shares
  Shares issued                          3,179        2,371
  Dividends reinvested                       1            1
  Shares redeemed                       (4,184)          (6)
                                      --------     --------
  Total Preferred Shares                (1,004)       2,366
                                      --------     --------

Trust Shares
  Shares issued                        114,876       56,164
  Dividends reinvested                      45           59
  Shares redeemed                     (109,237)     (38,820)
                                      --------     --------
  Total Trust Shares                     5,684       17,403
                                      --------     --------

------------------
^    Amount is less than five hundred shares.

*    Share transactions are at a Net Asset Value of $1.00 per share.


                       See notes to financial statements.

                                  32-33 spread

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         NET REALIZED
                          NET ASSET                     AND UNREALIZED         LESS
                           VALUE,          NET              GAINS/         DISTRIBUTIONS
                         BEGINNING      INVESTMENT      (LOSSES) FROM           TO
                          OF PERIOD       INCOME         INVESTMENTS        SHAREHOLDERS
------------------------------------------------------------------------------------------
PRIME MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/03         $1.00           0.01               --^              (0.01)
Year ended 7/31/04         $1.00           0.01               --^              (0.01)
Year ended 7/31/05         $1.00           0.02               --^              (0.02)
Year ended 7/31/06         $1.00           0.04               --^              (0.04)
Year ended 7/31/07         $1.00           0.05(3)@           --^              (0.05)
------------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS A SHARES
Year ended 7/31/03         $1.00           0.01               --^              (0.01)
Year ended 7/31/04         $1.00             --^              --^                 --^
Year ended 7/31/05         $1.00           0.02               --^              (0.02)
Year ended 7/31/06         $1.00           0.04               --^              (0.04)
Year ended 7/31/07         $1.00           0.05(3)@           --^              (0.05)
------------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS B SHARES
Year ended 7/31/03         $1.00             --^              --^                 --^
Year ended 7/31/04         $1.00             --^              --^                 --^
Year ended 7/31/05         $1.00           0.01               --^              (0.01)
Year ended 7/31/06         $1.00           0.03               --^              (0.03)
Year ended 7/31/07         $1.00           0.04(3)@           --^              (0.04)
------------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS C SHARES
Year ended 7/31/03         $1.00             --^              --^                 --^
Year ended 7/31/04         $1.00             --^              --^                 --^
Year ended 7/31/05         $1.00           0.01               --^              (0.01)
Year ended 7/31/06         $1.00           0.03               --^              (0.03)
Year ended 7/31/07         $1.00           0.04(3)@           --^              (0.04)
------------------------------------------------------------------------------------------
PRIME MONEY MARKET
ADVISOR SHARES
Year ended 7/31/03         $1.00           0.01               --^              (0.01)
Year ended 7/31/04         $1.00             --^              --^                 --^
Year ended 7/31/05         $1.00           0.01               --^              (0.01)
Year ended 7/31/06         $1.00           0.03               --^              (0.03)
Year ended 7/31/07         $1.00           0.04(3)@           --^              (0.04)
------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY
MARKET INSTITUTIONAL
SHARES
Year ended 7/31/03         $1.00           0.01               --^              (0.01)
Year ended 7/31/04         $1.00           0.01               --^              (0.01)
Year ended 7/31/05         $1.00           0.02               --^              (0.02)
Year ended 7/31/06         $1.00           0.04               --               (0.04)
Year ended 7/31/07         $1.00           0.05(3)            --^              (0.05)
------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY
MARKET SELECT SHARES
10/20/03(c) to 7/31/04     $1.00           0.01               --^              (0.01)
Year ended 7/31/05         $1.00           0.02               --               (0.02)
Year ended 7/31/06         $1.00           0.04               --               (0.04)
Year ended 7/31/07         $1.00           0.05(3)            --^              (0.05)
------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY
MARKET PREFERRED SHARES
10/20/03(c) to 7/31/04     $1.00           0.01               --^              (0.01)
Year ended 7/31/05         $1.00           0.02               --               (0.02)
Year ended 7/31/06         $1.00           0.04               --               (0.04)
Year ended 7/31/07         $1.00           0.05(3)            --^              (0.05)
------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY
MARKET TRUST SHARES
10/20/03(c) to 7/31/04     $1.00           0.01               --^              (0.01)
Year ended 7/31/05         $1.00           0.02               --               (0.02)
Year ended 7/31/06         $1.00           0.04               --               (0.04)
Year ended 7/31/07         $1.00           0.05(3)            --^              (0.05)
------------------------------------------------------------------------------------------
                                  NET ASSET
                                   VALUE,
                                   END OF       TOTAL
                                   PERIOD       RETURN
-----------------------------------------------------------
PRIME MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/03                  $1.00       1.02%
Year ended 7/31/04                  $1.00       0.65%
Year ended 7/31/05                  $1.00       1.91%
Year ended 7/31/06                  $1.00       3.97%
Year ended 7/31/07                  $1.00       4.94%
-----------------------------------------------------------
PRIME MONEY MARKET
CLASS A SHARES
Year ended 7/31/03                  $1.00       0.76%
Year ended 7/31/04                  $1.00       0.40%
Year ended 7/31/05                  $1.00       1.66%
Year ended 7/31/06                  $1.00       3.71%
Year ended 7/31/07                  $1.00       4.67%
-----------------------------------------------------------
PRIME MONEY MARKET
CLASS B SHARES
Year ended 7/31/03                  $1.00       0.32%
Year ended 7/31/04                  $1.00       0.24%
Year ended 7/31/05                  $1.00       0.95%
Year ended 7/31/06                  $1.00       2.94%
Year ended 7/31/07                  $1.00       3.90%
-----------------------------------------------------------
PRIME MONEY MARKET
CLASS C SHARES
Year ended 7/31/03                  $1.00       0.32%
Year ended 7/31/04                  $1.00       0.23%
Year ended 7/31/05                  $1.00       0.95%
Year ended 7/31/06                  $1.00       2.93%
Year ended 7/31/07                  $1.00       3.90%
-----------------------------------------------------------
PRIME MONEY MARKET
ADVISOR SHARES
Year ended 7/31/03                  $1.00       0.53%
Year ended 7/31/04                  $1.00       0.24%
Year ended 7/31/05                  $1.00       1.40%
Year ended 7/31/06                  $1.00       3.45%
Year ended 7/31/07                  $1.00       4.42%
-----------------------------------------------------------
INSTITUTIONAL MONEY
MARKET INSTITUTIONAL
SHARES
Year ended 7/31/03                  $1.00       1.35%
Year ended 7/31/04                  $1.00       0.98%
Year ended 7/31/05                  $1.00       2.24%
Year ended 7/31/06                  $1.00       4.30%
Year ended 7/31/07                  $1.00       5.27%
-----------------------------------------------------------
INSTITUTIONAL MONEY
MARKET SELECT SHARES
10/20/03(c) to 7/31/04              $1.00       0.70%*
Year ended 7/31/05                  $1.00       2.15%
Year ended 7/31/06                  $1.00       4.22%
Year ended 7/31/07                  $1.00       5.19%
-----------------------------------------------------------
INSTITUTIONAL MONEY
MARKET PREFERRED SHARES
10/20/03(c) to 7/31/04              $1.00       0.65%*
Year ended 7/31/05                  $1.00       2.08%
Year ended 7/31/06                  $1.00       4.15%
Year ended 7/31/07                  $1.00       5.12%
-----------------------------------------------------------
INSTITUTIONAL MONEY
MARKET TRUST SHARES
10/20/03(c) to 7/31/04              $1.00       0.57%*
Year ended 7/31/05                  $1.00       1.98%
Year ended 7/31/06                  $1.00       4.04%
Year ended 7/31/07                  $1.00       5.01%
-----------------------------------------------------------
                                               RATIOS/SUPPLEMENTAL DATA
                             --------------------------------------------------------
                                             RATIOS OF       RATIOS OF     RATIOS OF
                                 NET          EXPENSES       EXPENSES         NET
                               ASSETS,           TO             TO        INVESTMENT
                               END OF          AVERAGE        AVERAGE       INCOME
                                PERIOD            NET            NET       TO AVERAGE
                              (000 'S)       ASSETS (a)     ASSETS (b)     NET ASSETS
-------------------------------------------------------------------------------------
PRIME MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/03           $1,565,589         0.65%         0.54%          1.02%
Year ended 7/31/04           $1,064,622         0.66%         0.54%          0.64%
Year ended 7/31/05           $  958,735         0.65%         0.54%          1.86%
Year ended 7/31/06           $  563,551         0.66%         0.54%          3.81%
Year ended 7/31/07           $  605,987         0.66%         0.54%          4.82%
-------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS A SHARES
Year ended 7/31/03           $  436,687         0.90%         0.79%          0.77%
Year ended 7/31/04           $  387,424         0.91%         0.79%          0.40%
Year ended 7/31/05           $  464,391         0.90%         0.79%          1.67%
Year ended 7/31/06           $  455,183         0.91%         0.79%          3.65%
Year ended 7/31/07           $  625,362         0.91%         0.79%          4.57%
-------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS B SHARES
Year ended 7/31/03           $    2,426         1.65%         1.22%          0.33%
Year ended 7/31/04           $    1,651         1.66%         0.95%          0.23%
Year ended 7/31/05           $    1,340         1.66%         1.51%          1.14%
Year ended 7/31/06           $    1,216         1.66%         1.54%          2.84%
Year ended 7/31/07           $    1,468         1.66%         1.54%          3.83%
-------------------------------------------------------------------------------------
PRIME MONEY MARKET
CLASS C SHARES
Year ended 7/31/03           $      154         1.65%         1.14%          0.32%
Year ended 7/31/04           $    2,843         1.66%         0.98%          0.25%
Year ended 7/31/05           $    1,474         1.65%         1.46%          0.85%
Year ended 7/31/06           $      879         1.66%         1.54%          2.80%
Year ended 7/31/07           $    1,066         1.66%         1.54%          3.82%
-------------------------------------------------------------------------------------
PRIME MONEY MARKET
ADVISOR SHARES
Year ended 7/31/03           $       62         1.15%         1.02%          0.46%
Year ended 7/31/04           $       36         1.16%         0.96%          0.26%
Year ended 7/31/05           $       42         1.15%         1.04%          1.28%
Year ended 7/31/06           $    1,628         1.17%         1.04%          3.71%
Year ended 7/31/07           $      237         1.16%         1.04%          4.32%
-------------------------------------------------------------------------------------
INSTITUTIONAL MONEY
MARKET INSTITUTIONAL
SHARES
Year ended 7/31/03           $  766,023         0.65%         0.22%          1.24%
Year ended 7/31/04           $1,049,608         0.65%         0.22%          0.98%
Year ended 7/31/05           $1,077,260         0.65%         0.21%          2.24%
Year ended 7/31/06           $1,263,609         0.65%         0.21%          4.25%
Year ended 7/31/07           $1,687,392         0.64%         0.21%          5.14%
-------------------------------------------------------------------------------------
INSTITUTIONAL MONEY
MARKET SELECT SHARES
10/20/03(c) to 7/31/04       $   13,267         0.73%**       0.30%**        0.92%**
Year ended 7/31/05           $   23,924         0.73%         0.29%          2.23%
Year ended 7/31/06           $   35,579         0.73%         0.29%          4.16%
Year ended 7/31/07           $   59,901         0.72%         0.28%          5.07%
-------------------------------------------------------------------------------------
INSTITUTIONAL MONEY
MARKET PREFERRED SHARES
10/20/03(c) to 7/31/04       $   27,206         0.80%**       0.37%**        0.85%**
Year ended 7/31/05           $   23,178         0.80%         0.36%          1.99%
Year ended 7/31/06           $   98,263         0.81%         0.36%          4.21%
Year ended 7/31/07           $   87,627         0.79%         0.35%          5.00%
-------------------------------------------------------------------------------------
INSTITUTIONAL MONEY
MARKET TRUST SHARES
10/20/03(c) to 7/31/04       $   17,591         0.90%**       0.47%**        0.75%**
Year ended 7/31/05           $   25,047         0.90%         0.46%          2.01%
Year ended 7/31/06           $  160,782         0.91%         0.46%          4.18%
Year ended 7/31/07           $  230,909         0.89%         0.45%          4.90%
-------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.


                                  34-35 spread

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         NET REALIZED
                          NET ASSET                     AND UNREALIZED         LESS
                           VALUE,          NET              GAINS/         DISTRIBUTIONS
                         BEGINNING      INVESTMENT      (LOSSES) FROM           TO
                          OF PERIOD       INCOME         INVESTMENTS        SHAREHOLDERS
------------------------------------------------------------------------------------------
INSTITUTIONAL
GOVERNMENT MONEY
MARKET INSTITUTIONAL
SHARES
Year ended 7/31/03         $1.00           0.01               --^              (0.01)
Year ended 7/31/04         $1.00           0.01               --^              (0.01)
Year ended 7/31/05         $1.00           0.02               --^              (0.02)
Year ended 7/31/06         $1.00           0.04               --               (0.04)
Year ended 7/31/07         $1.00           0.05(3)            --^              (0.05)
------------------------------------------------------------------------------------------
INSTITUTIONAL
GOVERNMENT MONEY
MARKET SELECT SHARES
10/20/03(c) to 7/31/04     $1.00           0.01               --^              (0.01)
Year ended 7/31/05         $1.00           0.02               --^              (0.02)
Year ended 7/31/06         $1.00           0.04               --               (0.04)
Year ended 7/31/07         $1.00           0.05(3)            --^              (0.05)
------------------------------------------------------------------------------------------
INSTITUTIONAL
GOVERNMENT MONEY
MARKET PREFERRED
SHARES
10/20/03(c) to 7/31/04     $1.00           0.01               --^              (0.01)
Year ended 7/31/05         $1.00           0.02               --^              (0.02)
Year ended 7/31/06         $1.00           0.04               --               (0.04)
Year ended 7/31/07         $1.00           0.05(3)            --^              (0.05)
------------------------------------------------------------------------------------------
INSTITUTIONAL
GOVERNMENT MONEY
MARKET TRUST SHARES
10/20/03(c) to 7/31/04     $1.00           0.01               --^              (0.01)
Year ended 7/31/05         $1.00           0.02               --^              (0.02)
Year ended 7/31/06         $1.00           0.04               --               (0.04)
Year ended 7/31/07         $1.00           0.05(3)            --^              (0.05)
------------------------------------------------------------------------------------------
GOVERNMENT MONEY
MARKET INSTITUTIONAL
SHARES
Year ended 7/31/03         $1.00           0.01               --^              (0.01)
Year ended 7/31/04         $1.00             --^              --^                 --^
Year ended 7/31/05         $1.00           0.02               --^              (0.02)
Year ended 7/31/06         $1.00           0.04               --^              (0.04)
Year ended 7/31/07         $1.00           0.05(3)@           --^              (0.05)
------------------------------------------------------------------------------------------
GOVERNMENT MONEY
MARKET CLASS A
SHARES
Year ended 7/31/03         $1.00           0.01               --^              (0.01)
Year ended 7/31/04         $1.00             --^              --^                 --^
Year ended 7/31/05         $1.00           0.02               --^              (0.02)
Year ended 7/31/06         $1.00           0.04               --^              (0.04)
Year ended 7/31/07         $1.00           0.05(3)@           --^              (0.05)
------------------------------------------------------------------------------------------
U.S. TREASURY
MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/03         $1.00           0.01               --^              (0.01)
Year ended 7/31/04         $1.00           0.01               --^              (0.01)
Year ended 7/31/05         $1.00           0.02               --^              (0.02)
Year ended 7/31/06         $1.00           0.04               --^              (0.04)
Year ended 7/31/07         $1.00           0.05(3)@           --^              (0.05)
------------------------------------------------------------------------------------------
U.S. TREASURY
MONEY MARKET
SELECT SHARES
10/20/03(c) to 7/31/04     $1.00           0.01               --^              (0.01)
Year ended 7/31/05         $1.00           0.02               --^              (0.02)
Year ended 7/31/06         $1.00           0.04               --^              (0.04)
Year ended 7/31/07         $1.00           0.05(3)@           --^              (0.05)
------------------------------------------------------------------------------------------
U.S. TREASURY
MONEY MARKET
PREFERRED SHARES
10/20/03(c) to 7/31/04     $1.00           0.01               --^              (0.01)
Year ended 7/31/05         $1.00           0.02               --^              (0.02)
Year ended 7/31/06         $1.00           0.04               --^              (0.04)
Year ended 7/31/07         $1.00           0.05(3)@           --^              (0.05)
------------------------------------------------------------------------------------------
U.S. TREASURY
MONEY MARKET
TRUST SHARES
10/20/03(c) to 7/31/04     $1.00             --^              --^                 --^
Year ended 7/31/05         $1.00           0.02               --^              (0.02)
Year ended 7/31/06         $1.00           0.04               --^              (0.04)
Year ended 7/31/07         $1.00           0.05(3)@           --^              (0.05)
------------------------------------------------------------------------------------------
                             NET ASSET
                              VALUE,
                              END OF       TOTAL
                              PERIOD       RETURN
--------------------------------------------------
INSTITUTIONAL
GOVERNMENT MONEY
MARKET INSTITUTIONAL
SHARES
Year ended 7/31/03             $1.00       1.07%
Year ended 7/31/04             $1.00       0.86%
Year ended 7/31/05             $1.00       2.17%
Year ended 7/31/06             $1.00       4.23%
Year ended 7/31/07             $1.00       5.21%
--------------------------------------------------
INSTITUTIONAL
GOVERNMENT MONEY
MARKET SELECT SHARES
10/20/03(c) to 7/31/04         $1.00       0.65%*
Year ended 7/31/05             $1.00       2.09%
Year ended 7/31/06             $1.00       4.14%
Year ended 7/31/07             $1.00       5.13%
--------------------------------------------------
INSTITUTIONAL
GOVERNMENT MONEY
MARKET PREFERRED
SHARES
10/20/03(c) to 7/31/04         $1.00       0.59%*
Year ended 7/31/05             $1.00       2.02%
Year ended 7/31/06             $1.00       4.07%
Year ended 7/31/07             $1.00       5.05%
--------------------------------------------------
INSTITUTIONAL
GOVERNMENT MONEY
MARKET TRUST SHARES
10/20/03(c) to 7/31/04         $1.00       0.51%*
Year ended 7/31/05             $1.00       1.92%
Year ended 7/31/06             $1.00       3.97%
Year ended 7/31/07             $1.00       4.95%
--------------------------------------------------
GOVERNMENT MONEY
MARKET INSTITUTIONAL
SHARES
Year ended 7/31/03             $1.00       0.92%
Year ended 7/31/04             $1.00       0.47%
Year ended 7/31/05             $1.00       1.75%
Year ended 7/31/06             $1.00       3.79%
Year ended 7/31/07             $1.00       4.76%
--------------------------------------------------
GOVERNMENT MONEY
MARKET CLASS A
SHARES
Year ended 7/31/03             $1.00       0.71%
Year ended 7/31/04             $1.00       0.27%
Year ended 7/31/05             $1.00       1.55%
Year ended 7/31/06             $1.00       3.61%
Year ended 7/31/07             $1.00       4.60%
--------------------------------------------------
U.S. TREASURY
MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/03             $1.00       1.02%
Year ended 7/31/04             $1.00       0.80%
Year ended 7/31/05             $1.00       2.08%
Year ended 7/31/06             $1.00       4.13%
Year ended 7/31/07             $1.00       5.15%
--------------------------------------------------
U.S. TREASURY
MONEY MARKET
SELECT SHARES
10/20/03(c) to 7/31/04         $1.00       0.59%*
Year ended 7/31/05             $1.00       2.00%
Year ended 7/31/06             $1.00       4.05%
Year ended 7/31/07             $1.00       5.06%
--------------------------------------------------
U.S. TREASURY
MONEY MARKET
PREFERRED SHARES
10/20/03(c) to 7/31/04         $1.00       0.54%*
Year ended 7/31/05             $1.00       1.93%
Year ended 7/31/06             $1.00       3.98%
Year ended 7/31/07             $1.00       4.99%
--------------------------------------------------
U.S. TREASURY
MONEY MARKET
TRUST SHARES
10/20/03(c) to 7/31/04         $1.00       0.46%*
Year ended 7/31/05             $1.00       1.83%
Year ended 7/31/06             $1.00       3.87%
Year ended 7/31/07             $1.00       4.88%
--------------------------------------------------
                                                RATIOS/SUPPLEMENTAL DATA
                              --------------------------------------------------------
                                              RATIOS OF       RATIOS OF     RATIOS OF
                                  NET          EXPENSES       EXPENSES         NET
                                ASSETS,           TO             TO        INVESTMENT
                                END OF          AVERAGE        AVERAGE       INCOME
                                 PERIOD            NET            NET       TO AVERAGE
                               (000 'S)       ASSETS (a)     ASSETS (b)     NET ASSETS
--------------------------------------------------------------------------------------
INSTITUTIONAL
GOVERNMENT MONEY
MARKET INSTITUTIONAL
SHARES
Year ended 7/31/03            $  616,999         0.65%         0.40%          1.04%
Year ended 7/31/04            $  223,852         0.66%         0.31%          0.79%
Year ended 7/31/05            $  264,707         0.66%         0.21%          2.16%
Year ended 7/31/06            $  304,332         0.66%         0.21%          4.24%
Year ended 7/31/07            $  487,057         0.66%         0.21%          5.08%
--------------------------------------------------------------------------------------
INSTITUTIONAL
GOVERNMENT MONEY
MARKET SELECT SHARES
10/20/03(c) to 7/31/04        $    5,202         0.75%**       0.30%**        0.82%**
Year ended 7/31/05            $    2,176         0.74%         0.30%          1.83%
Year ended 7/31/06            $    6,337         0.75%         0.29%          4.22%
Year ended 7/31/07            $   13,983         0.74%         0.29%          5.00%
--------------------------------------------------------------------------------------
INSTITUTIONAL
GOVERNMENT MONEY
MARKET PREFERRED
SHARES
10/20/03(c) to 7/31/04        $  276,373         0.82%**       0.37%**        0.75%**
Year ended 7/31/05            $  228,555         0.81%         0.36%          1.96%
Year ended 7/31/06            $  190,260         0.82%         0.36%          3.98%
Year ended 7/31/07            $  225,141         0.81%         0.36%          4.93%
--------------------------------------------------------------------------------------
INSTITUTIONAL
GOVERNMENT MONEY
MARKET TRUST SHARES
10/20/03(c) to 7/31/04        $   70,270         0.92%**       0.47%**        0.66%**
Year ended 7/31/05            $  120,743         0.91%         0.46%          1.96%
Year ended 7/31/06            $   96,003         0.92%         0.46%          3.85%
Year ended 7/31/07            $  128,682         0.91%         0.46%          4.83%
--------------------------------------------------------------------------------------
GOVERNMENT MONEY
MARKET INSTITUTIONAL
SHARES
Year ended 7/31/03            $  275,107         0.66%         0.61%          0.84%
Year ended 7/31/04            $  173,865         0.67%         0.62%          0.47%
Year ended 7/31/05            $  144,028         0.67%         0.58%          1.70%
Year ended 7/31/06            $  127,537         0.68%         0.58%          3.73%
Year ended 7/31/07            $  141,108         0.68%         0.58%          4.66%
--------------------------------------------------------------------------------------
GOVERNMENT MONEY
MARKET CLASS A
SHARES
Year ended 7/31/03            $  177,390         0.91%         0.81%          0.66%
Year ended 7/31/04            $  110,153         0.92%         0.82%          0.27%
Year ended 7/31/05            $   95,375         0.92%         0.79%          1.53%
Year ended 7/31/06            $   72,896         0.93%         0.75%          3.53%
Year ended 7/31/07            $   96,572         0.93%         0.73%          4.51%
--------------------------------------------------------------------------------------
U.S. TREASURY
MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/03            $1,644,905         0.65%         0.40%          0.98%
Year ended 7/31/04            $  399,195         0.65%         0.30%          0.74%
Year ended 7/31/05            $  295,584         0.65%         0.21%          2.01%
Year ended 7/31/06            $  386,757         0.65%         0.21%          4.11%
Year ended 7/31/07            $  420,260         0.65%         0.21%          5.02%
--------------------------------------------------------------------------------------
U.S. TREASURY
MONEY MARKET
SELECT SHARES
10/20/03(c) to 7/31/04        $   93,233         0.73%**       0.30%**        0.76%**
Year ended 7/31/05            $   83,171         0.73%         0.29%          2.01%
Year ended 7/31/06            $   61,992         0.73%         0.29%          3.95%
Year ended 7/31/07            $   63,885         0.73%         0.29%          4.93%
--------------------------------------------------------------------------------------
U.S. TREASURY
MONEY MARKET
PREFERRED SHARES
10/20/03(c) to 7/31/04        $1,102,963         0.80%**       0.37%**        0.69%**
Year ended 7/31/05            $  766,688         0.80%         0.36%          1.85%
Year ended 7/31/06            $  625,196         0.80%         0.36%          3.85%
Year ended 7/31/07            $  472,893         0.80%         0.36%          4.87%
--------------------------------------------------------------------------------------
U.S. TREASURY
MONEY MARKET
TRUST SHARES
10/20/03(c) to 7/31/04        $  165,402         0.90%**       0.47%**        0.58%**
Year ended 7/31/05            $  118,018         0.90%         0.46%          1.78%
Year ended 7/31/06            $  113,124         0.90%         0.46%          3.79%
Year ended 7/31/07            $   74,548         0.90%         0.46%          4.77%
--------------------------------------------------------------------------------------

                        See notes to financial highlights
                       and notes to financial statements.


                                  36-37 spread

FIFTH THIRD FUNDS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         NET REALIZED
                          NET ASSET                     AND UNREALIZED         LESS
                           VALUE,          NET              GAINS/         DISTRIBUTIONS
                         BEGINNING      INVESTMENT      (LOSSES) FROM           TO
                          OF PERIOD       INCOME         INVESTMENTS        SHAREHOLDERS
------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL
MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/03         $1.00           0.01               --               (0.01)
Year ended 7/31/04         $1.00           0.01               --               (0.01)
Year ended 7/31/05         $1.00           0.01               --^              (0.01)
Year ended 7/31/06         $1.00           0.03               --^              (0.03)
Year ended 7/31/07         $1.00           0.03(3)            --               (0.03)
------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL
MONEY MARKET
CLASS A SHARES
Year ended 7/31/03         $1.00           0.01               --               (0.01)
Year ended 7/31/04         $1.00             --^              --                  --^
Year ended 7/31/05         $1.00           0.01               --^              (0.01)
Year ended 7/31/06         $1.00           0.02               --^              (0.02)
Year ended 7/31/07         $1.00           0.03(3)            --               (0.03)
------------------------------------------------------------------------------------------
MUNICIPAL MONEY
MARKET INSTITUTIONAL
SHARES
Year ended 7/31/03         $1.00           0.01               --^              (0.01)
Year ended 7/31/04         $1.00           0.01               --^              (0.01)
Year ended 7/31/05         $1.00           0.02               --               (0.02)
Year ended 7/31/06         $1.00           0.03               --^              (0.03)
Year ended 7/31/07         $1.00           0.04(3)@           --^              (0.04)
------------------------------------------------------------------------------------------
MUNICIPAL MONEY
MARKET CLASS A
SHARES
Year ended 7/31/03         $1.00           0.01               --^              (0.01)
Year ended 7/31/04         $1.00             --^              --^                 --^
Year ended 7/31/05         $1.00           0.01               --               (0.01)
Year ended 7/31/06         $1.00           0.03               --^              (0.03)
Year ended 7/31/07         $1.00           0.03(3)@           --^              (0.03)
------------------------------------------------------------------------------------------
MUNICIPAL MONEY
MARKET SELECT SHARES
10/20/03(c) to 7/31/04     $1.00             --^              --^                 --^
Year ended 7/31/05         $1.00           0.01               --               (0.01)
Year ended 7/31/06         $1.00           0.03               --^              (0.03)
Year ended 7/31/07         $1.00           0.03(3)@           --^              (0.03)
------------------------------------------------------------------------------------------
MUNICIPAL MONEY
MARKET PREFERRED
SHARES
10/20/03(c) to 7/31/04     $1.00             --^              --^                 --^
Year ended 7/31/05         $1.00           0.01               --               (0.01)
Year ended 7/31/06         $1.00           0.03               --^              (0.03)
Year ended 7/31/07         $1.00           0.03(3)@           --^              (0.03)
------------------------------------------------------------------------------------------
MUNICIPAL MONEY
MARKET TRUST SHARES
10/20/03(c) to 7/31/04     $1.00             --^              --^                 --^
Year ended 7/31/05         $1.00           0.01               --               (0.01)
Year ended 7/31/06         $1.00           0.03               --^              (0.03)
Year ended 7/31/07         $1.00           0.03(3)@           --^              (0.03)
------------------------------------------------------------------------------------------

                          NET ASSET
                           VALUE,
                           END OF       TOTAL
                           PERIOD       RETURN
------------------------------------------------
MICHIGAN MUNICIPAL
MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/03          $1.00       0.88%
Year ended 7/31/04          $1.00       0.59%
Year ended 7/31/05          $1.00       1.45%
Year ended 7/31/06          $1.00       2.65%
Year ended 7/31/07          $1.00       3.22%
------------------------------------------------
MICHIGAN MUNICIPAL
MONEY MARKET
CLASS A SHARES
Year ended 7/31/03          $1.00       0.78%
Year ended 7/31/04          $1.00       0.49%
Year ended 7/31/05          $1.00       1.30%
Year ended 7/31/06          $1.00       2.48%
Year ended 7/31/07          $1.00       3.04%
------------------------------------------------
MUNICIPAL MONEY
MARKET INSTITUTIONAL
SHARES
Year ended 7/31/03          $1.00       0.91%
Year ended 7/31/04          $1.00       0.68%
Year ended 7/31/05          $1.00       1.55%
Year ended 7/31/06          $1.00       2.88%
Year ended 7/31/07          $1.00       3.56%
------------------------------------------------
MUNICIPAL MONEY
MARKET CLASS A
SHARES
Year ended 7/31/03          $1.00       0.80%
Year ended 7/31/04          $1.00       0.43%
Year ended 7/31/05          $1.00       1.30%
Year ended 7/31/06          $1.00       2.62%
Year ended 7/31/07          $1.00       3.30%
------------------------------------------------
MUNICIPAL MONEY
MARKET SELECT SHARES
10/20/03(c) to 7/31/04      $1.00       0.47%*
Year ended 7/31/05          $1.00       1.47%
Year ended 7/31/06          $1.00       2.80%
Year ended 7/31/07          $1.00       3.47%
------------------------------------------------
MUNICIPAL MONEY
MARKET PREFERRED
SHARES
10/20/03(c) to 7/31/04      $1.00       0.42%*
Year ended 7/31/05          $1.00       1.40%
Year ended 7/31/06          $1.00       2.73%
Year ended 7/31/07          $1.00       3.40%
------------------------------------------------
MUNICIPAL MONEY
MARKET TRUST SHARES
10/20/03(c) to 7/31/04      $1.00       0.34%*
Year ended 7/31/05          $1.00       1.30%
Year ended 7/31/06          $1.00       2.62%
Year ended 7/31/07          $1.00       3.30%
------------------------------------------------
                                            RATIOS/SUPPLEMENTAL DATA
                          --------------------------------------------------------
                                          RATIOS OF       RATIOS OF     RATIOS OF
                              NET          EXPENSES       EXPENSES         NET
                            ASSETS,           TO             TO        INVESTMENT
                            END OF          AVERAGE        AVERAGE       INCOME
                             PERIOD            NET            NET       TO AVERAGE
                           (000 'S)       ASSETS (a)     ASSETS (b)     NET ASSETS
----------------------------------------------------------------------------------
MICHIGAN MUNICIPAL
MONEY MARKET
INSTITUTIONAL SHARES
Year ended 7/31/03        $  247,805         0.67%         0.54%          0.88%
Year ended 7/31/04        $  197,225         0.67%         0.54%          0.59%
Year ended 7/31/05        $  164,404         0.67%         0.54%          1.42%
Year ended 7/31/06        $  189,695         0.67%         0.54%          2.63%
Year ended 7/31/07        $  195,970         0.67%         0.54%          3.17%
----------------------------------------------------------------------------------
MICHIGAN MUNICIPAL
MONEY MARKET
CLASS A SHARES
Year ended 7/31/03        $       19         0.92%         0.64%          0.90%
Year ended 7/31/04        $       18         0.91%         0.64%          0.48%
Year ended 7/31/05        $      110         0.93%         0.69%          1.45%
Year ended 7/31/06        $    1,686         0.93%         0.70%          2.77%
Year ended 7/31/07        $   14,710         0.92%         0.70%          3.07%
----------------------------------------------------------------------------------
MUNICIPAL MONEY
MARKET INSTITUTIONAL
SHARES
Year ended 7/31/03        $  199,439         0.78%         0.42%          0.92%
Year ended 7/31/04        $  136,302         0.80%         0.38%          0.67%
Year ended 7/31/05        $  187,829         0.80%         0.38%          1.55%
Year ended 7/31/06        $  214,995         0.81%         0.25%          2.88%
Year ended 7/31/07        $  230,703         0.79%         0.21%          3.49%
----------------------------------------------------------------------------------
MUNICIPAL MONEY
MARKET CLASS A
SHARES
Year ended 7/31/03        $   53,079         1.03%         0.52%          0.80%
Year ended 7/31/04        $   17,590         1.05%         0.63%          0.42%
Year ended 7/31/05        $   25,516         1.06%         0.63%          1.30%
Year ended 7/31/06        $   27,027         1.06%         0.50%          2.62%
Year ended 7/31/07        $   38,516         1.04%         0.46%          3.24%
----------------------------------------------------------------------------------
MUNICIPAL MONEY
MARKET SELECT SHARES
10/20/03(c) to 7/31/04    $      863         0.91%**       0.46%**        0.62%**
Year ended 7/31/05        $       86         0.89%         0.46%          0.99%
Year ended 7/31/06        $   10,551         0.89%         0.29%          3.23%
Year ended 7/31/07        $   10,198         0.87%         0.29%          3.43%
----------------------------------------------------------------------------------
MUNICIPAL MONEY
MARKET PREFERRED
SHARES
10/20/03(c) to 7/31/04    $      637         0.98%**       0.53%**        0.55%**
Year ended 7/31/05        $       36         0.97%         0.53%          0.97%
Year ended 7/31/06        $    2,402         0.96%         0.36%          3.27%
Year ended 7/31/07        $    1,398         0.94%         0.36%          3.34%
----------------------------------------------------------------------------------
MUNICIPAL MONEY
MARKET TRUST SHARES
10/20/03(c) to 7/31/04    $      244         1.06%**       0.63%**        0.44%**
Year ended 7/31/05        $    8,625         1.04%         0.63%          1.70%
Year ended 7/31/06        $   26,028         1.06%         0.49%          2.81%
Year ended 7/31/07        $   31,721         1.04%         0.46%          3.26%
----------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Before waivers and reimbursements.

(b)  Net of waivers and reimbursements.

(c)  Reflects date of commencement of operations.

^    Amount is less than $0.005.

*    Not annualized.

**   Annualized.

(3)  Average shares method used in calculation.

@ During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of BISYS Fund Services, a former service provider to the Funds. See Note 3 in Notes to Financial Statements for further information. The payment is reported as Increase from payment by the Advisor in the Statements of Operations. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $.005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.



                       See notes to financial statements.

                                  38-39 spread

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2007
--------------------------------------------------------------------------------


(1) ORGANIZATION

Fifth Third Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of thirty-six separate investment portfolios, one of which has not commenced investment operations.

The accompanying financial statements and notes relate only to the following investment portfolios of the Trust, each of which is diversified (individually a "Fund" and collectively the "Funds"). Dollar amounts are in thousands unless otherwise indicated.

PORTFOLIO NAME

Fifth Third Prime Money Market Fund ("Prime Money Market")
Fifth Third Institutional Money Market Fund ("Institutional Money Market") Fifth Third Institutional Government Money Market Fund ("Institutional
   Government Money Market")
Fifth Third Government Money Market Fund ("Government Money Market")
Fifth Third U.S. Treasury Money Market Fund ("U.S. Treasury Money Market") Fifth Third Michigan Municipal Money Market Fund ("Michigan Municipal Money
   Market")
Fifth Third Municipal Money Market Fund ("Municipal Money Market")

Government Money Market and Michigan Municipal Money Market each have two classes of shares: Institutional and Class A Shares. Institutional Money Market, Institutional Government Money Market and U.S. Treasury Money Market have four classes of shares: Institutional, Select, Preferred and Trust Shares. Prime Money Market has five classes of shares: Institutional, Class A, Class B, Class C and Advisor Shares. Municipal Money Market has five classes of shares:
Institutional, Class A, Select, Preferred and Trust Shares. All Funds' Class B shares are closed for purchases at July 31, 2007. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust Shares, distribution services fees paid by Class A, Class B, Class C and Advisor Shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as, the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

SECURITIES VALUATIONS--Investments of the Funds are valued at either amortized cost, which approximates market value, or at original cost, which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. Investments in other open-end investment companies are valued at net asset value as reported by such investment companies.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2007
--------------------------------------------------------------------------------


REPURCHASE AGREEMENTS--The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, have legally segregated in the Federal Reserve Book Entry System, or have segregated within the custodian bank's vault, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

SECURITIES TRANSACTIONS AND RELATED INCOME--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, amortization of premium or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

OTHER--Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as administrative services and distribution fees.

DISTRIBUTIONS TO SHAREHOLDERS-- Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications. Accordingly, at July 31, 2007, reclassifications were recorded as follows:

                                                     INCREASE       INCREASE
                                                    (DECREASE)     (DECREASE)
                                       INCREASE    ACCUMULATED   ACCUMULATED NET
                                      (DECREASE)        NET          REALIZED
                                       PAID-IN     INVESTMENT          GAIN
                                       CAPITAL        INCOME          (LOSS)
--------------------------------------------------------------------------------
Prime Money Market                       $--^         $--^             $--^
Institutional Money Market                (1)           1               --^
Institutional Government Money Market     --^          --^              --^
Government Money Market                   (1)           1               --^
U.S. Treasury Money Market                (1)          --^               1
Michigan Municipal Money Market           (1)           1               --^
Municipal Money Market                    --^          --^              --^

FEDERAL TAXES--It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------

NEW ACCOUNTING PRONOUNCEMENTS--In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed its analysis on the impact to the Funds' the financial statements of adopting FIN 48.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.
FAS 157 applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While Management is currently assessing FAS157, as of July 31, 2007, Management does not believe the adoption of FAS 157 will impact the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets.

(3) RELATED PARTY TRANSACTIONS

Dollar amounts in this note are in whole dollars except as noted.

INVESTMENT ADVISORY FEE--Fifth Third Asset Management, Inc. ("FTAM" or the "Advisor") is the Funds' investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services, FTAM receives an investment advisory fee computed daily and paid monthly based on each Fund's average daily net assets. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See below, including the table of advisory fee, waiver and expense limitations.

ADMINISTRATION FEE-- FTAM is the Trust's administrator who generally assists in all aspects of the Trust's administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

         ADMINISTRATION FEE     TRUST AVERAGE DAILY NET ASSETS
         0.20%                  Up to $1 billion
         0.18%                  In excess of $1 billion up to $2 billion
         0.17%                  In excess of $2 billion up to $15 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its net asset based administration fee. In addition, a $10,000 annual per class per Fund fee applies beyond the first four classes per Fund, and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse certain Funds pursuant to an expense limitation agreement. See the table of advisory fee, waiver and expense limits below.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2007
--------------------------------------------------------------------------------


Pursuant to a separate agreement with FTAM, BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., performed sub-administrative services on behalf of the Funds of the Trust including providing certain administrative personnel and services necessary to operate the Trust, for which it earned $1,407,911 in fees for the ten months ended May 31, 2007, computed as a percentage up to 0.0145% of the average daily net assets of the Trust, subject to certain minimums and reimbursement of certain expenses. State Street became the sub-administrator June 1, 2007 and is neither an affiliate of the Funds nor that of the Funds' affiliates. Sub-administration fees are an expense of FTAM.

Under a Compliance Services Agreement between the Funds, Fifth Third Bank, and BISYS (the "CCO Agreement"), a BISYS employee was made available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS also provided infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS $200,000 per year subject to adjustment annually by the percentage increase in consumer prices for services as measured by the United States Consumer Price Index. BISYS paid the salary and other compensation earned by any such individuals as employees of BISYS. On November 21, 2006, the Trustees voted to terminate the CCO and the CCO Agreement, with the CCO's termination to become effective no later than February 21, 2007. The CCO Agreement was terminated May 31, 2007. The Trustees also designated a new CCO, with such designation to become effective no later than February 21, 2007. The new CCO was appointed effective February 20, 2007.

ADVISORY FEE, WAIVERS, EXPENSE LIMITATIONS-- In its capacity as Advisor and Administrator, FTAM entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the expense limit for the Fund, such excess amount will be the liability of the Advisor and Administrator. If the operating expenses are less than the expense limit for the Fund, the Advisor and Administrator shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently for the 12 month period commencing November 29, 2006). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the expense limit. The amounts recoverable by FTAM (in thousands) for the period from November 29, 2006 through July 31, 2007 that may potentially be paid by the Funds, along with annual fee rates, waivers and expense limitations are as follows:

                                                             ADMINI-
                                      ADVISORY   EXPENSE    STRATION
                            ADVISORY     FEE    LIMITATION     FEE
FUND                          FEE      WAIVER      ***       WAIVER
----------------------------------------------------------------------
Prime Money Market            0.40%        NA       C          0.08%
Institutional Money Market    0.40%     0.30%       C          0.07%
Institutional Government
  Money Market                0.40%     0.30%       C         0.045%
Government Money Market       0.40%        NA       V          0.09%
U.S. Treasury Money Market    0.40%     0.30%       C          0.10%
Michigan Municipal
  Money Market                0.40%        NA       C         0.065%
Municipal Money Market        0.50%     0.40%       C          0.04%
                                        CLASS EXPENSE LIMITATIONS**
                            -----------------------------------------------
                                                                             REIMBURSE-
                                                                                MENT
                                                                              RECOVER-
FUND                        INSTITUTIONAL    A        B       C     ADVISOR     ABLE^
---------------------------------------------------------------------------------------
Prime Money Market             0.54%       0.79%    1.54%   1.54%    1.04%      $872
Institutional Money Market     0.21%          NA       NA      NA       NA     5,383
Institutional Government
  Money Market                 0.21%          NA       NA      NA       NA     2,275
Government Money Market        0.58%       0.73%*      NA      NA       NA        NA
U.S. Treasury Money Market     0.21%          NA       NA      NA       NA     3,341
Michigan Municipal
  Money Market                 0.54%       0.70%*      NA      NA       NA       170
Municipal Money Market         0.21%       0.46%       NA      NA       NA     1,135

* In addition to any other expense limitations applicable to certain Funds, the Distributor has voluntarily agreed to limit the expenses of certain classes by means of waiving a portion of the 12b-1 fee as follows:
                Government Money Market Class A - 0.10%
                Michigan Municipal Money Market Class A - 0.09%

** The annual limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The annual limitations are 0.29%, 0.36% and 0.46%, respectively, for the Select, Preferred and Trust Shares of each of Institutional Money Market, Institutional Government Money Market, U.S. Treasury Money Market, and Municipal Money Market.

***  C - Contractual, V - Voluntary as of November 29, 2006.

^ The cumulative reimbursement in thousands that may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 29, 2006 through July 31, 2007.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------


ACCOUNTING AND CUSTODY FEES-- FTAM is the Funds' accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per fund annual minimum, plus out-of-pocket expenses.

         ACCOUNTING FEE         FUND AVERAGE DAILY NET ASSETS
         0.020%                 Up to $500 million
         0.015%                 $500 million and up to $1 billion
         0.010%                 Over $1 billion

In addition, a $10,000 annual flat per class fee per fund applies beyond the initial class of shares.


Pursuant to a separate agreement with FTAM, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), a wholly owned subsidiary of The BISYS Group, Inc. performed sub-accounting services on behalf of the Funds of the Trust, for which it earned $2,464,294 in fees for the ten months ended May 31, 2007, computed as a percentage, up to 0.015%, of the average daily net assets of each Fund. This amount also reflects a $10,000 annual flat per class fee per fund beyond the initial class of shares, and reimbursement of certain fees and other miscellaneous expenses. State Street became the sub-accountant as of June 1, 2007. Sub-accounting fees are an expense of FTAM.

Fifth Third Bank, the Funds' custodian until May 31, 2007, received custody fees computed at the annual rates shown below based on average daily net assets of each Funds, plus transaction charges.

         CUSTODY FEE            FUND AVERAGE DAILY NET ASSETS
         0.0100%                Up to $25 million
         0.0075%                $25 million up to $100 million
         0.0050%                $100 million up to $200 million
         0.0025%                Over $200 million

Custody fees and expenses are paid by the Funds. The Funds of the Trust incurred custody fees and expenses from Fifth Third Bank for the ten months ended May 31, 2007 in the aggregate amount of $1,060,981. State Street became the Funds' custodian as of June 1, 2007.

Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

DISTRIBUTION AND/OR SERVICE FEES, WAIVERS--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Fifth Third Funds Distributor, Inc. (the "Former Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., served as the Trust's Distributor/principal underwriter until May 11, 2007; ALPS Funds Distributor, Inc., doing business as FTAM Funds Distributor, Inc. ("ALPS") became the Trust's Distributor/principal underwriter as of May 14, 2007. Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds' Class A, Class B, Class C and Advisor Shares to finance activities intended to result in the sales of each Funds' shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to that shown below based on average daily net assets of the respective classes in the Plan. Further, as of November 29, 2006, the Former Distributor until its termination, and the present Distributor have voluntarily agreed to limit the expenses of certain classes of certain funds by way of waiving a portion of the Distribution and/or Service Fee; annual 12b-1 fees and voluntary waivers are shown below.

  CLASS      DISTRIBUTION/SERVICE FEE    DISTRIBUTION/SERVICE FEE WAIVER
  Class A    0.25%                       0.10% (Government Money Market),
                                         0.09% (Michigan Municipal Money Market)
  Class B    1.00%                       NA
  Class C    0.75%                       NA
  Advisor    0.50%                       NA

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2007
--------------------------------------------------------------------------------


The Distributor/principal underwriter earns/receives commissions on certain sales of Class A and Advisor Share sales (most of which is reallowed to the selling broker-dealer) as well as contingent deferred sales commissions on certain redemptions of Class A, B, and C Shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). As of May 1, 2007, FTAM is the Class C advance commission finance agent. No CDSCs on Class C shares from May 14, 2007 through July 31, 2007 are applicable to FTAM. The commissions earned and reallowed during the year for all Funds of the Trust are as follows:

                                      FORMER                                      TOTAL
                                    DISTRIBUTOR        DISTRIBUTOR (ALPS)      Fiscal year
ACTIVITY                        From 8/1/06-5/11/07   From 5/14/07-7/31/07    ended 7/31/07
Commissions earned/received          $1,122,343             $419,956            $1,542,299
Commissions reallowed to
  affiliated broker-dealers             951,008              286,582             1,237,590
Commissions reallowed to
  unaffiliated broker-dealers            38,203              106,375               144,578

ADMINISTRATIVE SERVICES FEE--The Trust had an Administrative Services Agreement with the Former Distributor until May 14, 2007 and entered into a similar agreement with ALPS as of May 14, 2007 with respect to Class C, Select, Preferred and Trust Shares. Under the Agreements, certain administrative services and maintenance of shareholder accounts were provided these shareholders during the year. The Former Distributor received and the Distributor receives, as do other financial institutions, which may include affiliates of the Advisor, fees computed at annual rates up to those shown below, based on average daily net assets of the respective classes.

         CLASS                  ADMINISTRATIVE SERVICES FEE
         Class C                0.25%
         Select                 0.08%
         Preferred              0.15%
         Trust                  0.25%

TRANSFER AND DIVIDEND DISBURSING AGENT--BISYS Ohio served as transfer and dividend disbursing agent until May 14, 2007, after which Boston Financial Data Services ("BFDS") assumed these functions for the Funds effective May 14, 2007. BFDS is neither an affiliate of the Funds nor that of the Funds' affiliates. Transfer agent fees for BISYS Ohio were computed at the following annual rates based on the average daily net assets of each Fund, plus annual flat fees for each additional share class:

         PRIME MONEY MARKET,             INSTITUTIONAL MONEY MARKET,
         GOVERNMENT MONEY MARKET,        INSTITUTIONAL GOVERNMENT
         MICHIGAN MUNICIPAL MONEY        MONEY MARKET, U.S. TREASURY
         MARKET, MUNICIPAL MONEY MARKET  MONEY MARKET                   AVERAGE DAILY NET ASSETS
         0.0195%                         0.0185%                        First $700 million
         0.0170%                         0.0170%                        From $700 million to $1 billion
         0.0155%                         0.0155%                        From $1billion to $2 billion
         0.0130%                         0.0125%                        Over $2 billion

Pursuant to a Services Agreement, BISYS Ohio retained FTAM to perform certain services for the Trust and each Fund thereunder related to the Transfer Agency Agreement between the Trust and BISYS Ohio. FTAM received a fee at the annual rate of 0.005% from BISYS Ohio computed as a percentage of the average daily net assets of each Fund. FTAM earned $516,192 in fees for the fiscal year to date period through May, 2007, when this agreement was terminated.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------


Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services similar to that under the former agreement on behalf of the Trust. Under this agreement, FTAM's fees are paid monthly and are accrued daily based upon each Fund's relative average daily net assets at the aggregate annual rate of $370,000. FTAM earned $77,083 from May 14, 2007 through July 31, 2007 under this agreement.

OTHER--Certain officers of the Trust are also officers of FTAM and or its affiliates; certain officers of the Trust who served until their resignation in May, 2007 were affiliated with the above companies with the exception of State Street, BFDS and ALPS. Certain non-principal officers of the Trust effective June 28, 2007 are also employees of State Street. None of these officers are paid any fees by the Trust.

PAYMENTS BY AFFILIATES-- BISYS Fund Services, Inc. ("BISYS"), which formerly provided various services to the Trust, reached a settlement and entered into an order (the "Order") with the Securities and Exchange Commission ("SEC") regarding the SEC's investigation of BISYS's past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC's investigation of BISYS or by the Order. In response to the SEC's inquiries related to this matter, including those of the Trust's former service arrangements with BISYS, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds' net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized.

(4) LINE OF CREDIT

The Trust participated in a credit agreement with Citibank N.A. until the Agreement expired in November, 2006. Under the terms of the agreement, the Trust was able to borrow up to $75 million. The purpose of the agreement was to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank N.A. received an annual facility fee of 0.09% on the aggregate principal amount committed under the agreement for providing the Line of Credit. Each Fund paid a pro-rata portion of this facility fee, plus any interest on amounts borrowed, if any. There were no borrowings against the line of credit during the period until the Agreement expired.

(5) FEDERAL TAX INFORMATION

The tax character of distributions paid during the fiscal years ended July 31, 2007 and 2006 was as follows:

                                             JULY 31, 2007
                             --------------------------------------------
                                ORDINARY          TAX           TOTAL
                                 INCOME         EXEMPT      DISTRIBUTIONS
                              DISTRIBUTIONS  DISTRIBUTIONS      PAID
                             --------------------------------------------
Prime Money Market             $54,639        $    --         $54,639
Institutional Money Market      93,444             --          93,444
Institutional Government
   Money Market                 36,302             --          36,302
Government Money Market         10,392             --          10,392
U.S. Treasury Money Market      55,939             --          55,939
Michigan Municipal
  Money Market                      --          6,205+          6,205
Municipal Money Market              --         10,040+         10,040

                                            JULY 31, 2006*
                             --------------------------------------------
                                 ORDINARY        TAX           TOTAL
                                  INCOME        EXEMPT      DISTRIBUTIONS
                              DISTRIBUTIONS  DISTRIBUTIONS      PAID
                             --------------------------------------------
Prime Money Market              $47,592            $ --        $47,592
Institutional Money Market       54,536              --         54,536
Institutional Government
   Money Market                  24,332              --         24,332
Government Money Market           7,859              --          7,859
U.S. Treasury Money Market       45,276              --         45,276
Michigan Municipal
   Money Market                      --^          4,472          4,472
Municipal Money Market               --           5,805          5,805


+ In addition, for Federal tax purposes, the following amounts were distributions payable at July 31, 2006 that were paid in the year ending July 31, 2007:
                Michigan Municipal Money Market    $500
                Municipal Money Market              803

*    Represents distributions on a cash basis.

                                                               FIFTH THIRD FUNDS
                                        NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                                                   JULY 31, 2007
--------------------------------------------------------------------------------

As of July 31, 2007, the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                                                                TOTAL
                              UNDISTRIBUTED    UNDISTRIBUTED   ACCUMULATED    ACCUMULATED
                                  TAX            ORDINARY      CAPITAL AND     EARNINGS/
                              EXEMPT INCOME       INCOME       OTHER LOSSES    (DEFICIT)
Prime Money Market                $ --            $ 559           $ (87)          $472
Institutional Money Market          --               50              (1)            49
Institutional Government
   Money Market                     --               13              (2)            11
Government Money Market             --              493              (2)           491
U.S. Treasury Money Market          --              674            (121)           553
Michigan Municipal Money Market     (5)              --              (3)            (8)
Municipal Money Market              81                2              --             83

As of July 31, 2007, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by U.S. Treasury regulations:
                                           EXPIRATION YEAR                TOTAL
                                 --------------------------------------   -----
                                 2008    2009    2010    2014     2015
                                 ----    ----    ----    ----     ----
Prime Money Market               $--      $--     $--     $92      $--      $92
Institutional Money Market        --       --      --       1       --        1
Institutional Government
   Money Market                   --       --      --      --^      --^      --^
Government Money Market            2       --      --      --       --        2
U.S. Treasury Money Market        62       59      --      --       --      121
Michigan Municipal Money Market   --       --      --      --       --       --
Municipal Money Market            --       --      --      --       --       --

During the tax year ended July 31, 2007, the Funds utilized capital loss carryforwards in the following amounts:

                                                 AMOUNT UTILIZED
         Prime Money Market                          $--^
         Institutional Money Market                   --^
         Government Money Market                      --^
         U.S. Treasury Money Market                   20
         Municipal Money Market                        3

^    Represents fewer than five hundred dollars.

(6) CONCENTRATIONS

Michigan Municipal Money Market holds a significant portion of its investments in debt obligations issued by each of the States of Ohio and Michigan, and each of their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to factors adversely affecting issuers of municipal securities from these states than a Fund that is not concentrated in these issuers to the same extent.

FIFTH THIRD FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JULY 31, 2007
--------------------------------------------------------------------------------


(7) SUBSEQUENT EVENT

PROPOSED FUND MERGERS--At a special meeting of the Board of Trustees on August 7, 2007, the Trustees approved several Agreements and Plans of Reorganization (the "Plans") which propose combinations of certain funds of the Trust. Two funds within these financial statements are parties to a proposed reorganization, whereby Prime Money Market proposes to acquire Government Money Market. Each of the proposed mergers is independent of and not conditioned on the others. The Funds of the Trust that are the subjects of the proposed mergers filed a combined proxy/prospectus filing with the Securities and Exchange Commission in August, 2007 indicating anticipated shareholder meeting and closing dates to be on or about November 16, 2007. The Plans are subject to approval of the shareholders of the acquired Funds.

                                                           REPORT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and
Trustees of Fifth Third Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fifth Third Prime Money Market Fund, Fifth Third Institutional Money Market Fund, Fifth Third Institutional Government Money Market Fund, Fifth Third Government Money Market Fund, Fifth Third U.S. Treasury Money Market Fund, Fifth Third Michigan Municipal Money Market Fund and Fifth Third Municipal Money Market Fund (separate portfolios constituting Fifth Third Funds, hereafter referred to as the "Funds") at July 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
September 28, 2007

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


                         FIFTH THIRD FUNDS MANAGEMENT ^

The Trustees and Officers of the Funds, age, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

                              INDEPENDENT TRUSTEES

                                                                               NUMBER OF
                                                                              PORTFOLIOS
                    POSITION(S)      TERM OF                                    IN FUND
                       HELD        OFFICE AND                                   COMPLEX        OTHER
    NAME AND         WITH THE       LENGTH OF    PRINCIPAL OCCUPATION(S)      OVERSEEN BY   DIRECTORSHIPS
       AGE             FUNDS       TIME SERVED   DURING THE PAST 5 YEARS        TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------
Edward Burke Carey*  Chairman-     Indefinite,   Carey Realty Investments,        36         Canisius
Age: 62              Board of      January       Inc. (real estate                        College-Trustee.
                     Trustees      1989-Present  development and
                                                 consulting), President,
                                                 1990-Present.

David J. Durham      Trustee       Indefinite,   Chairman of Clipper              36           None
Age: 62                            June 2001-    Products, Inc., a
                                   Present       wholesale distributor,
                                                 2005-Present. Chairman of
                                                 Norris Products Corp.,
                                                 a wholesale distributor,
                                                 2005-Present.
                                                 President and Chief
                                                 Executive Officer
                                                 of Clipper Products,
                                                 Inc., 1997-Present.

J. Joseph Hale Jr.   Trustee       Indefinite,   EVP and Managing Director,        36        Trustee for
Age: 57                            March         DHR International                         Hanover College.
                                   2001-Present  (executive recruiter),                  National Underground
                                                 April 2007-Present.                       Freedom Center,
                                                 Consultant, Duke Energy,                 The Cincinnati Zoo,
                                                 April 2006-March 2007.                  The Ohio Arts Council,
                                                 President, Cinergy                        The Cincinnati
                                                 Foundation, November                      Parks Foundation,
                                                 2001-March 2006.                             and Playhouse
                                                                                              in the Park.

John E. Jaymont      Trustee       Indefinite,   AVP, PIANKO, Feb. 2002-           36           Printing
Age: 62                            October       Present. Business                            Industries of
                                   2001- Present Management Consultant,                   America: Web Offset
                                                 April 2000-February 2002.                 Assoc., Director;
                                                                                            Master Printers of
                                                                                           America, Director.


David J. Gruber      Trustee       Indefinite,  President, DJG Financial          36           None
Age: 43                            December     Consulting (accounting and
                                   2003-Present finance consultant), June
                                                2007-Present. Resources
                                                Global Professionals,
                                                Project Professional,
                                                December 2004-June
                                                2007. Ohio Arts &
                                                Sports Facilities
                                                Commission (state
                                                funding oversight
                                                agency), CFO, April
                                                2003-December 2004.
                                                Ohio Expositions
                                                Commission (state
                                                fair and expo
                                                center), Finance
                                                Director, April
                                                1996-March 2003.

^ Additional disclosure can be found in the Statement of Additional Information, which can be obtained by calling 1-800-282-5706.

* Mr. Carey was treated by the Trust as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and the Investment Advisor. Mr. Carey was an "interested person" because of his past business transactions with Fifth Third Bank and its affiliates. As of August 1, 2007, Mr. Carey was not an "interested person" of the Trust and the Investment Advisor.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------


                                    OFFICERS

                                                  TERM OF
                           POSITION(S)          OFFICE AND
                              HELD               LENGTH OF
      NAME                  WITH THE               TIME           PRINCIPAL OCCUPATION(S)
     AND AGE                  FUNDS               SERVED          DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
E. Keith Wirtz              President        Indefinite, April    President, Fifth Third Asset Management,
Age: 47                                         2007-Present      Inc. 2003- Present, Managing Partner,
                                                                  Paladin Investment Associates, LLC,
                                                                  2000-2003.

Matthew A. Ebersbach     Vice President      Indefinite, March    Assistant Vice President of Fifth Third Bank
Age: 37                                         2006-Present      since 2001.

Richard B. Ille          Vice President      Indefinite, April    Managing Director, Products and Marketing,
Age: 42                                         2007-Present      Fifth Third Asset Management, Inc.,
                                                                  2001-Present.

James A. Mautino           Anti-Money           Indefinite,       Vice President and Chief Compliance Officer,
Age: 39                  Laundering and        February 2007-     Fifth Third Asset Management, Inc. August
                        Chief Compliance           Present        2005-Present, Director of Risk and
                             Officer                              Compliance, State Street Bank and Trust
                                                                  Company, October 1995-July 2005.

Christopher Bell            Treasurer        Indefinite, April    Chief Operating Officer, Fifth Third Asset
Age: 37                                         2007-Present      Management, Inc., 2005-Present, Senior Vice
                                                                  President and Chief Financial Officer,
                                                                  Investment Advisors Division, Fifth Third
                                                                  Bank 1998-2005.

Matthew A. Swendiman        Secretary        Indefinite, April    Assistant Vice President and Counsel of Fifth
Age: 34                                         2007-Present      Third Bank, March 2006 to Present. Attorney,
                                                                  Kirkpatrick & Lockhart Nicholson Graham,
                                                                  LLP, May 2005-March 2006. Counsel, The
                                                                  Phoenix Companies, Inc., July 2002-April
                                                                  2005. Assistant Vice President and Assistant
                                                                  Counsel, Conseco Capital Management, Inc.,
                                                                  December 2000-June 2002.

Christopher Roetzer    Assistant Treasurer    Indefinite, June    Vice President, State Street Bank and Trust
Age: 44                                         2007-Present      Company (a Massachusetts trust company)
                                                                  from 2004 to Present. Vice President,
                                                                  Assistant Treasurer and Principal
                                                                  Accounting Officer, IDEX Mutual Funds,
                                                                  AEGON/Transamerica Series Fund, Inc.;
                                                                  various AEGON USA affiliates, 1986-2003.

Tracy Kaufman          Assistant Treasurer    Indefinite, June    Officer, State Street Bank and Trust Company
Age: 48                                         2007-Present      (a Massachusetts trust company) from 1986
                                                                  to Present.

Francine S. Hayes      Assistant Secretary    Indefinite, June    Vice President and Counsel, State Street
Age: 39                                         2007-Present      Bank and Trust Company (a Massachusetts
                                                                  trust company) from 2004 to Present; and
                                                                  Assistant Vice President and Counsel, State
                                                                  Street Bank and Trust Company, from 2001
                                                                  to 2004.

FIFTH THIRD FUNDS
SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------


                                 EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2007 through July 31, 2007.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                              EXPENSE    EXPENSE
                                                                                PAID      RATIO
                                                     BEGINNING    ENDING       DURING     DURING
                                                      ACCOUNT    ACCOUNT       PERIOD*    PERIOD
                                                       VALUE       VALUE      2/1/07 -   2/1/06 -
                                                       2/1/07     7/31/07     7/31/07     7/31/07
-------------------------------------------------------------------------------------------------
Prime Money Market           Institutional Shares    $1,000.00   $1,024.20     $2.71       0.54%
                             Class A Shares           1,000.00    1,022.90      3.91       0.78%
                             Class B Shares           1,000.00    1,019.20      7.71       1.54%
                             Class C Shares           1,000.00    1,019.10      7.71       1.54%
                             Advisor Shares           1,000.00    1,021.70      5.16       1.03%

Institutional Money Market   Institutional Shares     1,000.00    1,025.80      1.05       0.21%
                             Select Shares            1,000.00    1,025.40      1.41       0.28%
                             Preferred Shares         1,000.00    1,025.10      1.76       0.35%
                             Trust Shares             1,000.00    1,024.60      2.26       0.45%

Institutional Government
   Money Market              Institutional Shares     1,000.00    1,025.50      1.05       0.21%
                             Select Shares            1,000.00    1,025.10      1.46       0.29%
                             Preferred Shares         1,000.00    1,024.70      1.81       0.36%
                             Trust Shares             1,000.00    1,024.20      2.31       0.46%

Government Money Market      Institutional Shares     1,000.00    1,023.30      2.91       0.58%
                             Class A Shares           1,000.00    1,022.60      3.56       0.71%

U.S. Treasury Money Market   Institutional Shares     1,000.00    1,025.00      1.05       0.21%
                             Select Shares            1,000.00    1,024.60      1.46       0.29%
                             Preferred Shares         1,000.00    1,024.30      1.81       0.36%
                             Trust Shares             1,000.00    1,023.80      2.31       0.46%

Michigan Municipal
   Money Market              Institutional Shares     1,000.00    1,016.20      2.70       0.54%
                             Class A Shares           1,000.00    1,015.20      3.45       0.69%

Municipal Money Market       Institutional Shares     1,000.00    1,017.80      1.05       0.21%
                             Class A Shares           1,000.00    1,016.50      2.25       0.45%
                             Select Shares            1,000.00    1,017.40      1.45       0.29%
                             Preferred Shares         1,000.00    1,017.00      1.80       0.36%
                             Trust Shares             1,000.00    1,016.50      2.30       0.46%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                                               FIFTH THIRD FUNDS
                                 SUPPLEMENTAL INFORMATION (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                              EXPENSE    EXPENSE
                                                                                PAID      RATIO
                                                     BEGINNING    ENDING       DURING     DURING
                                                      ACCOUNT    ACCOUNT       PERIOD*    PERIOD
                                                       VALUE       VALUE      2/1/07 -   2/1/06 -
                                                       2/1/07     7/31/07     7/31/07     7/31/07
-------------------------------------------------------------------------------------------------
Prime Money Market           Institutional Shares    $1,000.00   $1,022.12     $2.71       0.54%
                             Class A Shares           1,000.00    1,020.93      3.91       0.78%
                             Class B Shares           1,000.00    1,017.16      7.70       1.54%
                             Class C Shares           1,000.00    1,017.16      7.70       1.54%
                             Advisor Shares           1,000.00    1,019.69      5.16       1.03%

Institutional Money Market   Institutional Shares     1,000.00    1,023.75      1.05       0.21%
                             Select Shares            1,000.00    1,023.41      1.40       0.28%
                             Preferred Shares         1,000.00    1,023.06      1.76       0.35%
                             Trust Shares             1,000.00    1,022.56      2.26       0.45%

Institutional Government
   Money Market              Institutional Shares     1,000.00    1,023.75      1.05       0.21%
                             Select Shares            1,000.00    1,023.36      1.46       0.29%
                             Preferred Shares         1,000.00    1,023.01      1.81       0.36%
                             Trust Shares             1,000.00    1,022.51      2.31       0.46%

Government Money Market      Institutional Shares     1,000.00    1,021.92      2.91       0.58%
                             Class A Shares           1,000.00    1,021.27      3.56       0.71%

U.S. Treasury Money Market   Institutional Shares     1,000.00    1,023.75      1.05       0.21%
                             Select Shares            1,000.00    1,023.36      1.45       0.29%
                             Preferred Shares         1,000.00    1,023.01      1.81       0.36%
                             Trust Shares             1,000.00    1,022.51      2.31       0.46%

Michigan Municipal
   Money Market              Institutional Shares     1,000.00    1,022.12      2.71       0.54%
                             Class A Shares           1,000.00    1,021.37      3.46       0.69%

Municipal Money Market       Institutional Shares     1,000.00    1,023.75      1.05       0.21%
                             Class A Shares           1,000.00    1,022.56      2.26       0.45%
                             Select Shares            1,000.00    1,023.36      1.45       0.29%
                             Preferred Shares         1,000.00    1,023.01      1.81       0.36%
                             Trust Shares             1,000.00    1,022.51      2.31       0.46%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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                                       54

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                                       55

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                                       56

ADDRESSES
---------------------------------------------------------------------------------------
Fifth Third Funds                                  Fifth Third Funds
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45202
---------------------------------------------------------------------------------------


Investment Advisor, Administrator and Accountant   Fifth Third Asset Management, Inc.
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45202
---------------------------------------------------------------------------------------


Distributor                                        ALPS Distributors, Inc.
                                                   d/b/a FTAM Funds Distributor, Inc.
                                                   1290 Broadway, Suite 1100
                                                   Denver, Colorado 80203
---------------------------------------------------------------------------------------


Custodian, Sub-Accountant and Sub-Administrator    State Street Bank and Trust Company
                                                   801 Pennsylvania Avenue
                                                   Kansas City, Missouri 64105
---------------------------------------------------------------------------------------


Transfer and Dividend Disbursing Agent             Boston Financial Data Services, Inc.
                                                   30 Dan Road
                                                   Canton, Massachusetts 02021
---------------------------------------------------------------------------------------


Independent Registered Public Accounting Firm      PricewaterhouseCoopers LLP
                                                   100 East Broad Street
                                                   Suite 2100
                                                   Columbus, Ohio 43215
---------------------------------------------------------------------------------------

                                Fifth Third Funds





FTF769 073108                                                          AR-MMF-07
9/07

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

On September 12, 2007, the Code of Ethics was amended to make non-material changes. The Code of Ethics is attached hereto as Exhibit 12(a)(1)

There have been no waivers granted by the registrant to individuals covered by the Code of Ethics during the reporting period for Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that it has one audit committee financial expert serving on the registrant's Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR. The name of the audit committee financial expert is David J. Gruber and is "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services normally provided in connection with statutory and regulatory filings and engagements for the last two fiscal years ended July 31, 2006 and July 31, 2007 were $320,760 and $319,400, respectively.

(b)  Audit Related Fees

The registrant was billed $22,000 by the principal accountant for the fiscal year ended July 31, 2006 for professional services rendered by the principal accountant or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year that were reasonably related to the performance of the audit of the registrant's financial statements and not otherwise included above.

The registrant was not billed any fees by the principal accountant for the fiscal year ended July 31, 2007 for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements and not otherwise included under paragraph (a) of this Item 4.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended July 31, 2006 and July 31, 2007 were $102,718 and $104,850, respectively.

(d)  All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for the last two fiscal years ended July 31, 2006 and July 31, 2007 were $0 and $0, respectively.

(e) Pre-Approval Policies and Procedures

(1)  Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.   Purpose

Under the Sarbanes-Oxley act of 2002 (the "Act"), the audit committee (the "Committee") of the Board of Trustees of Fifth Third Funds (the "Trust") is responsible for the appointment, compensation and oversight of the work of the Trust's independent auditor. As part of this responsibility, the Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor's independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that the Trust's independent auditor may not provide to the Trust, as well as the committee's administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these audit and non-audit services pre-approval policies and procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.  General Pre-Approval Policies

It is the policy of the committee that audit and non-audit services to be performed by the Trust's independent auditor be pre-approved only when in the best interests of the Trust's shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor's independence. In granting any pre-approval, consideration shall be given to:

     1.   The qualifications of the auditor to perform the services involved;

     2. The proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

     3. The permissibility of the services under applicable rules and guidance of the SEC;

     4. The effect, if any, of the performance of the proposed services on the auditor's independence;

     5. The effect of the compensation for the proposed services on the auditor's independence; and

     6. The effect, if any, of the proposed services on the Trust's ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendations. No pre-approval shall be made in a manner that would constitute a delegation to the Trust's management.

III. Procedures for Pre-Approval by the Committee

1. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2. All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust's Board of Trustees) whenever practicable.

3. Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.   If consideration of a request for pre-approval on the dates identified in
     Section III (2) would not be timely, the requesting party shall notify the Committee's chairman. The Committee's chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5. Requests for pre-approval may include, but are not limited to, the following services:

     A.   Audit engagement, particularly for interim periods;

     B.   Preparation of fund tax returns;

     C. Review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

     D.   Review of its shareholder materials;

     E. Review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

     F.   Market research and strategic insights.

6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7. Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8. The Committee's action on a request for pre-approval shall be recorded in the Committee's minutes.

9. The Committee's action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust's management.

10. The Committee's action on a request for pre-approval shall be reported to the full board of Trustees.

11.  Pre-approvals will be granted for a period of no more than one year.

IV.  Procedures for Pre-Approval by a Delegate of the Committee

1. Where it has been determined by the Committee's chairman that consideration of a request for pre-approval by the full Committee would not be timely, the chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the "delegate") for this purpose. (as of the date of the adoption of these guidelines and procedures, John E. Jaymont has been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3. Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. Requests for pre-approval may include, but are not limited to, the following services:

     a.   Audit engagement, particularly for interim periods;

     b.   Preparation of fund tax returns;

     c. Review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

     d.   Review of its shareholder materials;

     e. Review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

     f.   Market research and strategic insights.

5. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6. Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7. The delegate's action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust's management.

8. Pre-approvals by the delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Committee's Chairman.

9. Pre-approvals by the delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10. The results of the Committee's review of the delegate's action on a request for pre-approval shall be recorded in the Committee's minutes and reported to the full board of Trustees.

11. Pre-approvals will be granted by the delegate for a period of no more than one year.

V.   Procedures for Monitoring Engagements Authorized under Pre-Approval
     Procedures

The independent auditor shall inform the Committee in writing upon the Commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI.  Amendment

These policies and procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee charter.

(2) Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by the independent auditor to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed for the fiscal year ended July 31, 2006 and July 31, 2007 for services rendered by the principal accountant to the registrant were $102,718 and $104,850, respectively.

The approximate aggregate non-audit fees billed for the fiscal year ended July 31, 2006 and July 31, 2007 for services rendered by the principal accountant to the investment adviser were $0 and $81,100, respectively.

(h) The Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

A Schedule of Investments is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11.CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, amended are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIFTH THIRD FUNDS


/s/ E. Keith Wirtz
------------------
E. Keith Wirtz
President

Date:  October 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



/s/ E. Keith Wirtz
------------------
E. Keith Wirtz
President
(Principal Executive Officer)

Date: October 9, 2007


/s/ Christopher Bell
--------------------
Christopher Bell
Treasurer
(Principal Financial and Accounting Officer)

Date: October 9, 2007